QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NMS COMMUNICATIONS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
The purchase price payable under the asset purchase agreement consists of an upfront cash payment of $28,000,000, subject to customary adjustments. Solely for purposes of calculating the filing fee, the registrant estimates a purchase price of $28,000,000.

	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☒	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NMS COMMUNICATIONS CORPORATION
100 CROSSING BOULEVARD
FRAMINGHAM, MASSACHUSETTS 01702
(508) 271-1000

October 20, 2008

Fellow Stockholders:

         We cordially invite you to attend a Special Meeting (the "Special Meeting") of stockholders of NMS Communications Corporation (the "Company") which will be held on November 19, 2008 at 9:00 a.m. EST, at the offices of Goodwin Procter LLP, 53 State Street, Exchange Place, Boston, Massachusetts.

         We have agreed to sell our NMS Communications Platforms business (the "Business") to Dialogic Corporation ("Dialogic"), pursuant to an Asset Purchase Agreement dated as of September 12, 2008 (the "Asset Purchase Agreement"). In accordance with the terms and conditions of the Asset Purchase Agreement, we will sell the Business to Dialogic for $28,000,000, subject to customary adjustments (the "Asset Sale"). The full text of the Asset Purchase Agreement is included as Annex A to the proxy statement that accompanies this letter.

         The proposed Asset Sale cannot be consummated until such time as we receive not less than the minimum number of votes necessary to adopt and approve the Asset Sale, which constitutes the sale of substantially all of our assets under Delaware law, and all other closing conditions contained in the Asset Purchase Agreement are satisfied or waived. We have scheduled a Special Meeting of our stockholders for this vote on November 19, 2008.

          YOUR VOTE IS VERY IMPORTANT.    Adoption and approval of the Asset Sale and the Asset Purchase Agreement requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the Special Meeting. Therefore, failure to vote will have the same effect as a vote "AGAINST" the adoption and approval of the Asset Sale and the Asset Purchase Agreement.

         At this Special Meeting, you will be asked to consider and vote upon the following proposals, each as described more fully in the enclosed Proxy Statement: (i) to adopt and approve the Asset Sale and the Asset Purchase Agreement, (ii) to approve an amendment to our Fourth Amended and Restated Certificate of Incorporation (the "Charter") to change our name (the "Name Change Charter Amendment"), (iii) to approve an amendment to the Charter to effect a reverse stock split of our outstanding common stock (the "Reverse Split Charter Amendment"), (iv) to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of these proposals, and (v) such other business as properly may come before the Special Meeting.

         After careful consideration, our board of directors has unanimously determined that (i) the Asset Sale is expedient and in the best interests of the Company and our stockholders and (ii) the Name Change Charter Amendment and Reverse Split Charter Amendment are each advisable and in the best interests of the Company and our stockholders. Our board of directors unanimously recommends that you vote "FOR" the adoption and approval of the Asset Sale and the Asset Purchase Agreement, "FOR" the approval of the Name Change Charter Amendment, "FOR" the approval of the Reverse Split Charter Amendment and "FOR" the adjournment of the Special Meeting, if necessary, to solicit additional proxies.

         Please sign and return the enclosed proxy card as soon as possible in the envelope provided, or vote electronically or by telephone as provided in the proxy card. Voting by written proxy will ensure your representation at the Special Meeting if you do not attend in person. If you attend the meeting, you can revoke your proxy at any time before it is exercised at the meeting and vote your shares personally by following the procedures described in the accompanying proxy statement.

         We look forward to seeing you.

Sincerely,

Robert P. Schechter Chairman of the Board and Chief Executive Officer

This proxy statement is dated October 20, 2008, and is first being mailed to stockholders of the Company on or about October 20, 2008.

NMS COMMUNICATIONS CORPORATION
100 CROSSING BOULEVARD
FRAMINGHAM, MASSACHUSETTS 01702
(508) 271-1000

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To be Held on November 19, 2008

To the Stockholders of NMS Communications Corporation:

        A Special Meeting (the "Special Meeting") of stockholders of NMS Communications Corporation (the "Company") will be held at the offices of Goodwin Procter LLP, 53 State Street, Exchange Place, Boston, Massachusetts on November 19, 2008 at 9:00 a.m. EST, to consider and vote upon the following:

  1.
  A proposal to adopt and approve the sale of substantially all of our assets under Delaware law through the sale (the "Asset Sale") of our NMS Communications Platforms business (the "Business") to Dialogic Corporation ("Dialogic") pursuant to the terms and conditions of the Asset Purchase Agreement, dated as of September 12, 2008, by and between the Company and Dialogic. The Asset Purchase Agreement is attached as Annex A to this proxy statement (the "Asset Purchase Agreement");

  2.
  A proposal to approve an amendment to our Fourth Amended and Restated Certificate of Incorporation (the "Charter") to change our name to LiveWire Mobile, Inc. upon the closing of the Asset Sale (the "Name Change Charter Amendment");

  3.
  A proposal to approve an amendment to the Charter to effect a reverse stock split of our outstanding common stock, par value per share $0.01 (the "Common Stock" and such amendment, the "Reverse Split Charter Amendment")

  4.
  A proposal to adjourn the Special Meeting, if necessary, to facilitate the adoption and approval of the preceding proposals, including to permit the solicitation of additional proxies if there are not sufficient votes at the time of the Special Meeting to establish a quorum or to adopt and approve the preceding proposals; and

  5.
  Such other business as may properly come before the Special Meeting and any adjournments thereof.

        After careful consideration, our board of directors has unanimously determined that the Asset Sale is expedient and in the best interests of the Company and our stockholders. OUR BOARD OF DIRECTORS UNANIMOUSLY APPROVED THE ASSET SALE AND THE ASSET PURCHASE AGREEMENT AND RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION AND APPROVAL OF THE ASSET SALE AND THE ASSET PURCHASE AGREEMENT.

        After careful consideration, our board of directors has unanimously determined that the Name Change Charter Amendment is advisable and in the best interests of the Company and our stockholders. OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE NAME CHANGE CHARTER AMENDMENT.

        After careful consideration, our board of directors has unanimously determined that the Reverse Split Charter Amendment is advisable and in the best interests of the Company and our stockholders. OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE REVERSE SPLIT CHARTER AMENDMENT.

        Stockholders of record at the close of business on October 9, 2008, will be entitled to notice of, and to vote at, the annual meeting and any adjournments thereof. Each share of our Common Stock is entitled to one vote on each matter to be voted upon at the Special Meeting.

        You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares at the Special Meeting.

By Order of the Board of Directors

Dianne L. Callan Vice President, General Counsel and Secretary

Framingham, Massachusetts
October 20, 2008

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE ELECTRONICALLY VIA THE INTERNET OR TELEPHONE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES AT THE SPECIAL MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. IF YOU PREFER TO VOTE BY TELEPHONE OR BY INTERNET SEE "VOTE BY TELEPHONE" OR "VOTE BY INTERNET" INSTRUCTIONS ATTACHED TO THE PROXY CARD FOR MORE DETAILS. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES AT THE SPECIAL MEETING IF YOU DESIRE TO DO SO, AS YOUR PROXY IS REVOCABLE AT YOUR OPTION BEFORE IT IS EXERCISED.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING	i
SUMMARY OF TERMS	vi
Parties to the Asset Sale	vi
The Special Meeting	vi
The Asset Sale	vii
Material U.S. Federal and State Income Tax Consequences	ix
Regulatory Matters	ix
Asset Purchase Agreement	ix
Security Ownership of Certain Beneficial Owners, Directors and Management	xi
Name Change Charter Amendment	xi
Reverse Split Charter Amendment	xi
THE SPECIAL MEETING	1
The Parties to the Asset Sale	1
Date, Time and Place of Special Meeting	1
Purpose of Special Meeting	1
Record Date, Voting and Quorum	2
Required Vote	2
Voting	2
Revocability of Proxies	3
Attendance at the Special Meeting	3
Solicitation of Proxies	3
Proposal to Approve Adjournment of the Special Meeting	4
Other Business	4
THE ASSET SALE	5
Background of the Asset Sale	5
Reasons for the Asset Sale	15
Recommendation of Our Board of Directors	18
Opinion of Our Financial Advisor	18
Financial Forecasts	22
Purpose of the Asset Sale	24
Proceeds from the Asset Sale	24
Effects of the Asset Sale	24
Other Agreements and Transactions Related to the Asset Sale	25
Interests of Our Directors and Executive Officers in the Asset Sale	25
Dissenters' Rights	27
Accounting Treatment of the Asset Sale	27
Financing; Source and Amount of Funds	28
MATERIAL U.S. FEDERAL AND STATE INCOME TAX CONSEQUENCES	28
REGULATORY MATTERS	28
ASSET PURCHASE AGREEMENT	28
General	29
Closing	30
Representations and Warranties	30
Indemnification; Survival of Indemnification Obligations	32
Covenants and Agreements	32
No Negotiation	34
Employee Matters	35
Conditions to Completion of the Asset Sale	36
Termination	36
Termination Fee	37
Expenses	38

Amendment	38
Specific Performance	38
SECURITIES OWNERSHIP OF BENEFICIAL OWNERS, DIRECTORS & MANAGEMENT	39
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS OF NMS COMMUNICATIONS CORPORATION	41
UNAUDITED FINANCIAL STATEMENTS OF NMS COMMUNICATIONS PLATFORMS BUSINESS OF NMS COMMUNICATIONS CORPORATION	52
THE NAME CHANGE CHARTER AMENDMENT	83
Purpose for Name Change Charter Amendment	83
No Dissenter Rights	83
Approval Required	83
Recommendation of our Board of Directors	83
REVERSE SPLIT CHARTER AMENDMENT	84
Purpose for Reverse Split Charter Amendment	84
Material Effects of Proposed Reverse Stock Split	85
Procedure for Effecting Reverse Split and Exchange of Stock Certificates	87
Fractional Shares	87
Criteria to be Used for Decision to Apply the Reverse Stock Split	87
Dissenter Rights	87
Certain U.S. Federal Income Tax Consequences of the Reverse Split	88
Approval Required	89
Recommendation of Board of Directors	89
ADJOURNMENT OF THE MEETING	90
STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING	91
HOUSEHOLDING OF PROXY MATERIALS	91
OTHER MATTERS	91
EXPENSES AND SOLICITATION	91
CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING INFORMATION	92
WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION	93
Annexes
Annex A: Asset Purchase Agreement
Annex B: Fairness Opinion
Annex C: Annual Report on Form 10-K for the Year Ended December 31, 2007
Annex D: Quarterly Report on Form 10-Q for the Quarter Ended June 30, 2008
Annex E: Groove Mobile, Inc. Consolidated Financial Statements for the Years Ended December 31, 2007 and 2006
Form of Proxy Card

 QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

        The following questions and answers briefly address some commonly asked questions about the Special Meeting of stockholders, the Asset Sale and the two amendments to the Charter. These questions and answers may not address all questions that may be important to you as a stockholder. You should still carefully read this entire proxy statement, including each of the annexes.

        This Proxy Statement is furnished to the holders of common stock, $0.01 par value per share ("Common Stock"), of NMS Communications Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies for use at a Special Meeting of stockholders, and at any adjournment of that meeting. In this proxy statement the terms "NMS," "company," "we," "our," "ours," and "us" refer to NMS Communications Corporation, a Delaware corporation, and its subsidiaries. The term "Asset Purchase Agreement" refers to the Asset Purchase Agreement, dated as of September 12, 2008, by and between the Company and Dialogic Corporation, and as it may be amended, restated, modified or superseded from time to time in accordance with its terms. The term "Business" refers to the Company's NMS Communications Platforms business as further described in the Asset Purchase Agreement. The term "Asset Sale" refers to the proposed sale of the Business pursuant to the Asset Purchase Agreement. The term "Dialogic" refers to Dialogic Corporation, a British Columbia corporation. Each of NMS and Dialogic are sometimes referred to in this proxy statement as a party, or collectively as the parties.

The Asset Sale

Q:
What is the proposed transaction?

A:
The Asset Purchase Agreement provides for the sale of the Business to Dialogic for a cash payment of $28,000,000, subject to customary adjustments which are set forth in the Asset Purchase Agreement.

Q:
Why are we asking for a stockholder vote?

A:
The Asset Sale constitutes the sale of substantially all of our property and assets under Delaware law. Delaware law requires that a Delaware corporation obtain approval from its stockholders for the sale of "all or substantially all of its property and assets." Additionally, obtaining stockholder approval of the Asset Sale is a condition to closing of the Asset Sale under the terms of the Asset Purchase Agreement we negotiated with Dialogic.

Q:
What is the purpose of the proposed transaction?

A:
The purpose of the Asset Sale is to enable us to focus our resources and enhance the value of our remaining business, the LiveWire Mobile business.

Q:
What are the estimated net cash proceeds from the Asset Sale?

A:
We currently estimate the net cash proceeds from the Asset Sale to be approximately $19,600,000 after fully funding escrow obligations and the payment of estimated transaction costs. The actual amount of net cash proceeds from the Asset Sale will vary from this estimate. In addition, this estimate does not include, and the actual amount of cash proceeds from the Asset Sale will be reduced by, among other things, the amount of any costs associated with (i) any repayment of debt (as described in Note D on page 50), (ii) certain severance and other related liabilities of NMS in addition to other severance-related liabilities specified in the Asset Purchase Agreement and (iii) any restructuring of our remaining LiveWire Mobile business after the Asset Sale.

Q:
How does the Company plan to use the net cash proceeds from the Asset Sale?

A:
We currently anticipate that we will retain all of the net cash proceeds from the Asset Sale for working capital and general corporate purposes, including, without limitation, for the purposes set forth in the answer to the question immediately above.

i

The Charter Amendments

Q:
What is the proposed Name Change Charter Amendment?

A:
The proposed Name Change Charter Amendment would change our name to LiveWire Mobile, Inc. upon the closing of the Asset Sale.

Q:
What is the proposed Reverse Split Charter Amendment?

A:
The proposed Reverse Split Charter Amendment would effect a reverse stock split of our outstanding shares of Common stock at a ratio within a range of 1:5 to 1:10.

Q:
What criteria will be used to determine whether or not to apply the reverse stock split?

A:
If our stockholders approve the reverse stock split, our board of directors will be authorized to proceed with the reverse split. In determining whether to proceed with the reverse split and setting the exact amount of the reverse split, if any, our board of directors will consider a number of factors, including market conditions, existing and expected trading prices of the shares of our Common Stock, The NASDAQ Global Market listing requirements, and the amount of our authorized but unissued Common Stock.

Q:
Should I send in my stock certificates now?

A:
No. Stockholders who hold their shares in certificated form will need to exchange their existing NMS stock certificates for new NMS stock certificates if the Reverse Split Charter Amendment is approved by our stockholders and our board of directors determines to proceed with the reverse split. We will send stockholders instructions for exchanging their stock certificates at that time. Stockholders whose shares are held by their broker will not need to submit their existing NMS stock certificates for new NMS stock certificates.

Q:
Why are we asking for a stockholder vote for the Charter amendments?

A:
Delaware law requires that we obtain approval from our stockholders in order to amend the Charter.

The Special Meeting

Q:
Why am I receiving this proxy statement and proxy card?

A:
You are receiving a proxy statement and proxy card because you owned shares of our Common Stock as of the record date. This proxy statement and proxy card relate to our Special Meeting of stockholders (and any adjournment thereof) and describes the matters on which we would like you, as a stockholder, to vote.

Q:
When and where is the Special Meeting?

A:
The Special Meeting of stockholders will be held on November 19, 2008, at 9:00 a.m. EST at the offices of Goodwin Procter LLP, 53 State Street, Exchange Place, Boston, Massachusetts.

Q:
What proposals will be voted on at the Special Meeting?

A:
You will be asked to consider and vote on the following proposals:
•
to adopt and approve the Asset Sale and the Asset Purchase Agreement, which is attached as Annex A to this proxy statement;

•
to approve an amendment to the Charter to change our name to LiveWire Mobile, Inc. by means of the Name Change Charter Amendment upon the closing of the Asset Sale;

  •
  to approve an amendment to the Charter to effect a reverse stock split by means of the Reverse Stock Split Amendment; and

  •
  to adjourn the Special Meeting, if necessary, to facilitate the approval of the foregoing, including to permit the solicitation of additional proxies if there are not sufficient votes at the time of the Special Meeting to establish a quorum or to approve of the foregoing proposals.

Q:
How does our Board of Directors recommend that I vote?

A:
Our board of directors unanimously recommends that you vote:
•
"FOR" the proposal to adopt and approve the Asset Sale and the Asset Purchase Agreement;

•
"FOR" the proposal to approve the Name Change Charter Amendment upon the closing of the Asset Sale;

•
"FOR" the proposal to approve the Reverse Split Charter Amendment; and

•
"FOR" the proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to establish a quorum or approve the foregoing proposals.

Q:
What vote of our stockholders is required to adopt and approve the Asset Sale and the Asset Purchase Agreement?

A:
For us to complete the Asset Sale, stockholders holding at least a majority of the shares of our outstanding Common Stock at the close of business on the record date must vote "FOR" the resolution adopting and approving the Asset Sale and the Asset Purchase Agreement.

Q:
What vote of our stockholders is required to approve the Name Change Charter Amendment and the Reverse Split Charter Amendment?

A:
For us to amend the Charter, stockholders holding at least a majority of the shares of our outstanding Common Stock at the close of business on the record date must vote "FOR" the resolution approving the amendments to the Charter. Additionally, since the Name Change Charter Amendment is conditioned upon the closing of the Asset Sale, for us to amend the Charter by means of the Name Change Charter Amendment, stockholders holding at least a majority of the shares of our outstanding Common Stock at the close of business on the record date must vote "FOR" the resolution adopting and approving the Asset Sale and the Asset Purchase Agreement.

Q:
What vote of our stockholders is required to approve the proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies?

A:
The affirmative vote of a majority of the outstanding shares of our Common Stock present or represented by proxy at the Special Meeting and entitled to vote on the matter.

Q:
Am I entitled to appraisal or dissenters' rights in connection with the Asset Sale or the amendments to the Charter?

A:
No. Holders of shares of our outstanding Common Stock will not have appraisal or dissenters' rights in connection with any of the Asset Sale, the Name Change Charter Amendment or the Reverse Split Charter Amendment.

Q:
What do I need to do now?

A:
After carefully reading and considering the information contained in this proxy statement, please vote your shares by completing, signing, dating and returning the enclosed proxy card in the enclosed return envelope, by granting a proxy using the telephone number printed on your proxy card, or by granting a proxy using the Internet instructions printed on your proxy card. You can also attend the Special Meeting and vote in person. The Special Meeting will take place on November 19, 2008.

Q:
What does it mean if I get more than one proxy card?

A:
If you have shares of Common Stock that are registered differently or are in more than one account, you will receive more than one proxy card. Please follow the directions for voting on each of the proxy cards you receive to ensure that all of your shares are voted.

Q:
How do I vote in person at the Special Meeting?

A:
If you are a stockholder of record of the Company as of the record date, you may attend the Special Meeting and vote your shares in person at the meeting by giving us a signed proxy card or ballot before voting is closed. If you want to do that, please bring proof of identification with you. Even if you plan to attend the meeting, we recommend that you vote your shares in advance as described above. Your vote will be counted even if you later decide not to attend.

  If you hold your shares in "street name," you may vote those shares in person at the meeting only if you obtain and bring with you a signed proxy from the necessary nominees giving you the right to vote the shares. To do this, you should contact your broker, bank or nominee.

Q:
Can I change my vote after I have mailed in my signed proxy card?

A:
Yes. You can change your vote at any time before we vote your proxy at the Special Meeting. You can do so in three ways. First, you can send written notice stating that you would like to revoke your proxy to our Secretary at the address given below. Second, you can request a new proxy card and complete and send it to our Secretary at the address given below. Third, you can attend the Special Meeting and vote in person. You should send any written notice or request for a new proxy card to the attention of our corporate Secretary, 100 Crossing Boulevard, Framingham, Massachusetts 01702. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Q:
If my shares are held in "street name" by my broker, will my broker vote my shares for me?

A:
Your broker or other nominee will vote your shares only if you provide instructions on how to vote to such broker or other nominee. Following the directions provided by your broker or other nominee, you should instruct your broker or other nominee to vote your shares. Without your instructions, your shares will not be voted, which will have the same effect as a vote "AGAINST" the Asset Sale and the Asset Purchase Agreement, the Name Change Charter Amendment and the Reverse Split Charter Amendment.

Q:
How will we solicit proxies?

A:
Proxies may be solicited in person, by telephone, facsimile, mail or e-mail by our directors, officers and employees without additional compensation. Brokers, nominees, fiduciaries, and other custodians have been requested to forward soliciting material to the beneficial owners of shares of our Common Stock held of record by them, and we will reimburse such custodians for their reasonable expenses. We have also retained D.F. King & Co., Inc., a proxy solicitation firm, to assist in the solicitation of proxies for a fee of approximately $10,000, plus out-of-pocket expenses.

Q:
What happens if I do not return a proxy card or otherwise do not vote?

A:
Your failure to return a proxy card or otherwise vote will mean that your shares will not be counted toward determining whether a quorum is present at the Special Meeting and will have the legal effect of a vote "AGAINST" the proposal to adopt and approve the Asset Sale and the Asset

  Purchase Agreement and the proposals to approve the Name Change Charter Amendment and the Reverse Split Charter Amendment.

Q:
What will happen if the Asset Sale and Asset Purchase Agreement are not adopted and approved?

A:
If the Asset Sale and the Asset Purchase Agreement are not adopted and approved, we will not complete the Asset Sale and the other transactions contemplated by the Asset Purchase Agreement. Additionally, we will likely be forced to immediately and significantly restructure the Company and pursue alternative financing arrangements which could be significantly dilutive to our current stockholders. Such a restructuring could have the effect of significantly reducing the value creation opportunity from our LiveWire Mobile business and there can be no assurances that the value of the Business will not be significantly impaired.

Q:
Is the Name Change Charter Amendment conditioned on the closing of the Asset Sale?

A:
Yes. The Name Change Charter Amendment is conditioned upon the closing of the Asset Sale. If the Asset Sale and the Asset Purchase Agreement are not adopted and approved, we will not file the Name Change Charter Amendment with the Secretary of State of the State of Delaware to change our name.

Q:
Is the Reverse Stock Split conditioned on the closing of the Asset Sale?

A:
No. The Reverse Split Charter Amendment is not conditioned upon the closing of the Asset Sale. If stockholders holding at least a majority of the shares of our outstanding Common Stock at the close of business on the record date vote "FOR" the resolution to approve the Reverse Split Charter Amendment, then the proposal will be approved.

Q:
Who can help answer further questions?

A:
If you have more questions about the Asset Sale, Asset Purchase Agreement, the Name Change Charter Amendment, the Reverse Split Charter Amendment, the Special Meeting or this proxy statement, you should contact us as follows:

NMS Communications Corporation
Herb Shumway
Investor Relations
100 Crossing Boulevard
Framingham, Massachusetts 01702
Telephone: (508) 271-1000

or

D.F. King & Co., Inc.
48 Wall Street
New York, NY 10005
Telephone (toll free): (800) 578-5378
Telephone (collect): (212) 269-5550

v

 SUMMARY TERM SHEET

        This summary highlights selected information from this proxy statement and may not contain all the information that is important to you. You should carefully read this entire proxy statement and the other documents to which we have referred you. See "Where You Can Find Additional Information" on page 94. Each item in this summary refers to the page of this document on which the applicable subject is discussed in more detail.

Parties to the Asset Sale (Page 1)

NMS Communications Corporation

        NMS is a leading provider of system building blocks, media processing, signaling and service delivery systems, mobile personalization applications, and voice quality systems. For more information please visit our website at www.nmss.com. Our Common Stock is listed on The NASDAQ Global Market under the symbol "NMSS."

        NMS is a Delaware corporation. Our principal executive office is located at 100 Crossing Boulevard, Framingham, Massachusetts 01702. The telephone number there is (508) 271-1000.

Dialogic Corporation

        Dialogic Corporation is a leading provider of open systems platforms to both the Enterprise and Service Provider markets. The platforms enable converged communications, allowing service providers, developers and system integrators to deliver services, content and applications using multimedia processing and signaling technologies.

        Dialogic is a British Columbia corporation. Its principal executive office is located at 9800 Cavendish Boulevard, 5th Floor, Montreal, Quebec, Canada H4M 2V9. The telephone number there is (514) 745-5500.

The Special Meeting

  Date, Time and Place of Special Meeting (Page 1)

        The Special Meeting will be held on November 19, 2008, starting at 9:00 a.m. EST at the offices of Goodwin Procter LLP, 53 State Street, Exchange Place, Boston, Massachusetts.

        You will be asked to consider and vote upon the following proposals: (i) to adopt and approve the Asset Sale and the Asset Purchase Agreement, (ii) to approve the Name Change Charter Amendment upon the closing of the Asset Sale, and (iii) to approve the Reverse Split Charter Amendment. In addition, you will be asked to approve a proposal to adjourn the Special Meeting, if necessary, in order to permit the solicitation of additional proxies if there are not sufficient votes at the time of the Special Meeting to establish a quorum or to approve the forgoing proposals.

        The persons named in the accompanying proxy card will also have discretionary authority to vote upon other business, if any, that properly comes before the Special Meeting and any adjournment of the Special Meeting.

  Record Date, Voting and Quorum (Page 2) and Required Vote (Page 2)

        You are entitled to vote at the Special Meeting if you owned shares of our Common Stock at the close of business on October 9, 2008, the record date for the Special Meeting. You will have one vote for each share of our Common Stock that you owned on the record date. As of the record date, there were 45,922,700 shares of our Common Stock outstanding and entitled to be voted.

        A quorum of the holders of the outstanding shares of our Common Stock must be present for the Special Meeting to be held. The required quorum for the transaction of business at the Special

Meeting is a majority of the votes eligible to be cast by holders of shares of our Common Stock issued and outstanding on the record date. Shares that are voted "FOR," or "AGAINST" a proposal or marked "ABSTAIN" and "broker non-votes" are treated as being present at the Special Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Special Meeting with respect to such proposal.

        The proposal to adopt and approve the Asset Sale and the Asset Purchase Agreement and the proposals to approve the Name Change Charter Amendment and the Reverse Split Charter Amendment require the affirmative vote of the holders of a majority of the outstanding shares of our Common Stock entitled to vote at the Special Meeting. Since the first, second and third proposals require the approval of the holders of a majority of our shares outstanding, both broker "non-votes" and abstentions would have the same effect as votes "AGAINST" such proposals. With respect to the fourth proposal, to adjourn the Special Meeting, if necessary, neither broker "non-votes" nor abstentions are included in the tabulation of the voting results and, therefore, they do not have the effect of votes "AGAINST" such proposal.

  Revocability of Proxies (Page 3)

        Any registered stockholder who executes and returns a proxy card (or submits a proxy via telephone or the Internet) may revoke the proxy at any time before it is voted in any one of the following ways:

  •
  delivering to our corporate Secretary a written instrument that revokes the proxy;

  •
  submitting another properly completed proxy with a later date; or

  •
  attending the Special Meeting and voting in person.

        Simply attending the Special Meeting will not constitute revocation of a proxy. If you have instructed your broker to vote your shares, the above-described options for revoking your proxy do not apply and instead you must follow the directions provided by your broker to change your instructions.

The Asset Sale

  The Asset Sale (Page 5)

        On September 11, 2008, our board of directors, at a meeting duly called and held, unanimously adopted and approved the Asset Sale pursuant to the Asset Purchase Agreement, a copy of which is included as Annex A to this proxy statement. Please read it carefully. Pursuant to the terms of the Asset Purchase Agreement:

  •
  we agreed to sell the Business, which would constitute a sale of substantially all of our assets under Delaware law; and

  •
  in exchange for the Business, Dialogic agreed to make a cash payment to us in the amount of $28,000,000, subject to customary adjustments set forth in the Asset Purchase Agreement. At the closing of the Asset Sale, (i) $2,800,000 of the cash payment will be funded into an escrow account to settle certain claims for indemnification which may be made by Dialogic following the closing and (ii) $440,000 of the cash payment will be funded into an escrow account to settle any adjustments to the purchase price resulting from the amount of the Company's working capital at the time of the closing of the Asset Sale.

        If all necessary approvals have been obtained or waived, including stockholder and regulatory approvals and any third party consents, we hope to complete the Asset Sale shortly after this Special Meeting scheduled for November 19, 2008.

  Reasons for the Asset Sale (Page 15)

        In evaluating the Asset Sale, our board of directors considered the recommendations of the Special Committee (as defined below), its consultations with our management and financial and legal advisors and various factors. For the material factors considered by our board of directors in reaching its decision to adopt and approve the Asset Sale and the Asset Purchase Agreement, see "The Asset Sale—Reasons for the Asset Sale," beginning on page 15.

  Recommendation of Our Board of Directors (Page 18)

        After careful consideration, our board of directors has unanimously:

  •
  adopted and approved the Asset Purchase Agreement; and

  •
  determined the Asset Sale to be expedient and in the best interests of NMS and our stockholders, and recommended to our stockholders that the Asset Purchase Agreement and the transactions contemplated thereby, including the Asset Sale, be adopted and approved by our stockholders.

  Opinion of Our Financial Advisor (Page 18 and Annex B)

        In connection with the Asset Sale, our board of directors received a written opinion, dated September 11, 2008, from our financial advisor, Cantor Fitzgerald & Co. ("Cantor"), as to the fairness, from a financial point of view and as of the date of such opinion, to NMS of the aggregate consideration to be received by NMS in the Asset Sale. The full text of Cantor's written opinion, dated September 11, 2008, is attached to this proxy statement as Annex B. We encourage you to read this opinion carefully and in its entirety for a description of the assumptions made, procedures followed, matters considered and limitations on the review undertaken. Cantor's opinion, which was provided to our board of directors in connection with its evaluation from a financial point of view of the aggregate consideration to be received by NMS in the Asset Sale, does not address any other aspect of the Asset Sale and does not constitute a recommendation to any stockholder as to how to vote or act with respect to the transaction. Under the terms of Cantor's engagement, we have agreed to pay Cantor a fee for its financial advisory services in connection with the transaction, a substantial portion of which will become payable only upon completion of the transaction.

  Purpose of the Asset Sale (Page 24)

        The purpose of the sale of the Business is to enable us to focus our resources on our LiveWire Mobile business, which our board of directors believes has the greatest opportunity for growth, profitability and maximizing stockholder value.

  Proceeds from the Asset Sale (Page 24)

        We currently anticipate that we will retain all of the net cash proceeds from our Asset Sale for working capital and general corporate purposes, including restructuring our LiveWire Mobile business.

  Effects of the Asset Sale (Page 24)

        If the Asset Sale and the Asset Purchase Agreement are adopted and approved by our stockholders and the other conditions to closing of the Asset Sale are satisfied or waived, Dialogic will acquire the Business. This will constitute the sale of substantially all of our assets under Delaware law. If approved, we expect to focus exclusively on our LiveWire Mobile business following the closing of the Asset Sale. If the Asset Sale and the Asset Purchase Agreement are not adopted and approved by the holders of a majority of our outstanding shares, then either we or Dialogic may terminate the Asset Purchase Agreement and our board of directors, along with our management, will reassess our options in light of our long-term strategic goals.

  Other Agreements and Transactions Related to the Asset Sale (Page 25)

        In addition to the Asset Purchase Agreement, we intend to enter into the following related agreements:

  •
  an escrow agreement with Dialogic and the escrow agent named therein pursuant to which the escrow agent will hold the (i) $2,800,000 indemnification escrow amount in an escrow account until the 12 month anniversary of the closing of the Asset Sale, subject to any claims which may be made by Dialogic, and (ii) $440,000 working capital escrow amount in an escrow account until the resolution of any required working capital adjustment; and

  •
  a transition services agreement with Dialogic pursuant to which the parties shall provide certain transitional, administrative and support services to each other.

  Interests of Our Directors and Executive Officers in the Asset Sale (Page 25)

        In considering the recommendation of our board of directors to vote for the proposal to adopt and approve the Asset Sale and the Asset Purchase Agreement, you should be aware that some of our directors and executive officers have personal interests in the Asset Sale that are, or may be, different from, or in addition to, your interests. We currently have severance agreements in place with each of our executive officers which are described in more detail in "The Asset Sale—Interests of Our Directors and Executive Officers in the Asset Sale" beginning on page 25. All of our directors and executive officers own shares of our Common Stock and/or options to purchase shares of our Common Stock, and to that extent, their interests in the Asset Sale are the same as that of other holders of our Common Stock. See "Security Ownership of Certain Beneficial Owners, Directors and Management," beginning on page 39.

  Dissenter Rights (Page 27)

        You will not experience any change in your rights as a stockholder as a result of the Asset Sale. None of Delaware law, the Charter or our bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with the Asset Sale, and we do not intend to independently provide stockholders with any such right. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with the Asset Sale.

Material U.S. Federal, State and Foreign Income Tax Consequences (Page 28)

        The Asset Sale will not result in any material U.S. federal income tax consequences to our stockholders. The transaction will be a taxable event to us for U.S. federal income tax purposes, but we anticipate that a substantial portion or all of the taxable gain resulting from the Asset Sale will be offset by net operating losses. For a complete description of the material tax consequences of the Asset Sale to NMS, please see "Material U.S. Federal and State Income Tax Consequences," beginning on page 28.

Regulatory Matters (Page 28)

        The Asset Sale is not subject to the Hart Scott Rodino Antitrust Improvements Act of 1976 or the reporting and waiting requirements of any other United States antitrust law.

Asset Purchase Agreement (Page 28 and Annex A)

  No Negotiation (Page 34)

        The Asset Purchase Agreement restricts our ability to solicit or engage in discussions or negotiations with third parties regarding specified transactions involving the Business or the sale of NMS as a whole. Notwithstanding these restrictions, under certain limited circumstances, our board of directors may respond to an alternative acquisition proposal made by a third party, change its recommendation with respect to the Asset Sale or terminate the Asset Purchase Agreement and enter into an alternative agreement, if it constitutes a superior proposal under the criteria and pursuant to the procedures set forth in the Asset Purchase Agreement and after paying the termination fee in the amount and manner specified in the Asset Purchase Agreement.

  Conditions to Completion of the Asset Sale (Page 36)

        Before we can complete the Asset Sale, a number of conditions must be satisfied. These include, among other things:

  •
  the receipt of our stockholder approval;

  •
  the receipt of material approvals, authorizations and consents of any governmental authority required to consummate the transactions or the expiration or termination of all waiting periods relating to such approvals, if any;

  •
  the absence of any order, injunction or decree by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the closing of the Asset Sale;

  •
  the absence of any statute, rule, regulation, order, injunction or decree that has been enacted, entered, promulgated or enforced by any governmental authority that prohibits, or makes illegal closing of the Asset Sale;

  •
  the accuracy of the parties' representations and warranties, subject to specified materiality qualifications;

  •
  the performance by each party of its obligations under the Asset Purchase Agreement in all material respects;

  •
  the absence of any occurrence or event causing a material adverse effect with respect to the Business;

  •
  the execution and delivery of the escrow agreement; and

  •
  the release of liens on certain of the assets underlying the Business.

  Termination (Page 36)

        The Asset Purchase Agreement may be terminated and the Asset Sale may be abandoned at any time prior to closing of the Asset Sale by:

  •
  the mutual written consent of both parties;

  •
  either Dialogic or us, if consummation of the Asset Sale is enjoined, restrained or otherwise prohibited by the final nonappealable decision of a governmental body or court provided that the terminating party must have used its reasonable best efforts to have such decision lifted;

  •
  either Dialogic or us, if the Asset Sale has not been completed by December 31, 2008 or, if the SEC decides to review this proxy statement, February 28, 2009, so long as the failure to complete the Asset Sale by such date is not the result of or principally caused by the failure of the terminating party to perform any of its obligations under the Asset Purchase Agreement, to act in good faith or to use reasonable best efforts to consummate the Asset Sale;

  •
  either Dialogic or us, if our stockholders do not adopt and approve the Asset Sale and the Asset Purchase Agreement at the Special Meeting;

  •
  either Dialogic or us, if the other party is in material breach of the Asset Purchase Agreement, which breach is not cured within seven (7) days of the breaching party being notified of such breach;

x

  •
  us, if our board of directors has determined that an acquisition proposal is a superior proposal and we have entered into an acquisition agreement with the party making the superior proposal prior to approval of the Asset Sale by our stockholders and in accordance with the restrictions and procedures described in the Asset Purchase Agreement;

  •
  Dialogic, if, prior to the adoption and approval of the Asset Purchase Agreement by our stockholders, our board of directors:
  •
  fails to include in this proxy statement its recommendation of the Asset Purchase Agreement; or

  •
  approves, endorses or recommends an alternative acquisition proposal to our stockholders; or

  •
  Dialogic, if it receives written notice from us that our board of directors has determined that an acquisition proposal is a superior proposal and we intend to enter into an acquisition agreement with the party making the superior proposal.

  Termination Fee (Page 37)

        We are obligated to pay Dialogic a termination fee of $1,250,000 if either party terminates the Asset Purchase Agreement under certain circumstances.

Security Ownership of Certain Beneficial Owners, Directors and Management (Page 39)

        As of September 30, 2008, our directors and executive officers collectively beneficially owned in the aggregate 3,257,393 shares, representing approximately 7.1% of the shares of our Common Stock entitled to vote at the Special Meeting.

Name Change Charter Amendment (Page 83)

        The proposed Name Change Charter Amendment would change our name to LiveWire Mobile, Inc. upon the closing of the Asset Sale. The proposal to approve the Name Change Charter Amendment requires the affirmative vote of the holders of a majority of the outstanding shares of our Common Stock entitled to vote at the Special Meeting. You will not experience any change in your rights as a stockholder as a result of the Name Change Charter Amendment. None of Delaware law, the Charter or our bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with the Name Change Charter Amendment. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with the Name Change Charter Amendment.

Reverse Split Charter Amendment (Page 84)

        The proposed Reverse Split Charter Amendment would effect a reverse stock split of our outstanding shares of Common Stock at a ratio within a range of 1:5 to 1:10. The proposal to approve the Reverse Split Charter Amendment requires the affirmative vote of the holders of a majority of the outstanding shares of our Common Stock entitled to vote at the Special Meeting. You will not experience any change in your rights as a stockholder as a result of the Reverse Split Charter Amendment. None of Delaware law, the Charter or our bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with the Reverse Split Charter Amendment. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with the Reverse Split Charter Amendment.

NMS COMMUNICATIONS CORPORATION
100 Crossing Boulevard
Framingham, Massachusetts 01702
(508) 271-1000

PROXY STATEMENT FOR
SPECIAL MEETING OF STOCKHOLDERS
To be Held on November 19, 2008

The Parties to the Asset Sale

NMS Communications Corporation

        NMS Communications Corporation is a leading provider of system building blocks, media processing, signaling and service delivery systems, mobile personalization applications, and voice quality systems. For more information on NMS please visit our website at www.nmss.com. Our Common Stock is listed on The NASDAQ Global Market under the symbol "NMSS."

        NMS is a Delaware corporation. Our principal executive office is located at 100 Crossing Boulevard, Framingham, Massachusetts 01702. The telephone number there is (508) 271-1000.

Dialogic Corporation

        Dialogic Corporation is a leading provider of open systems platforms to both the Enterprise and Service Provider markets. The platforms enable converged communications, allowing service providers, developers and system integrators to deliver services, content and applications using multimedia processing and signaling technologies.

        Dialogic is a British Columbia corporation. Its principal executive office is located at 9800 Cavendish Boulevard, 5th Floor, Montreal, Quebec, Canada H4M 2V9. The telephone number there is (514) 745-5500.

Date, Time and Place of Special Meeting

        The Special Meeting of stockholders will be held on November 19, 2008, at 9:00 a.m. EST at the offices of Goodwin Procter LLP, 53 State Street, Exchange Place, Boston, Massachusetts. The approximate date on which this Proxy Statement and the enclosed proxy card will first be sent to stockholders is October 20, 2008.

Purpose of the Special Meeting

        At the Special Meeting, we will ask our stockholders to consider and vote upon the following proposals: (i) to adopt and approve the Asset Sale and the Asset Purchase Agreement, (ii) to approve the Name Change Charter Amendment upon the closing of the Asset Sale, and (iii) to approve the Reverse Split Charter Amendment. In addition, you will be asked to approve a proposal to adjourn the Special Meeting, if necessary, in order to permit the solicitation of additional proxies if there are not sufficient votes at the time of the Special Meeting to establish a quorum or to approve the forgoing proposals.

        After careful consideration, our board of directors has unanimously determined that (i) the Asset Sale is expedient and in the best interests of the Company and our stockholders and (ii) the Name Change Charter Amendment and Reverse Split Charter Amendment are advisable and in the best interests of the Company and our stockholders. Our board of directors unanimously recommends that you vote "FOR" the adoption and approval of the Asset Sale and the Asset Purchase Agreement,

"FOR" the Name Change Charter Amendment, "FOR" the Reverse Split Charter Amendment and "FOR" the adjournment of the Special Meeting, if necessary, to solicit additional proxies.

        You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares at the Special Meeting.

Record Date, Voting and Quorum

        Our board of directors fixed the close of business on October 9, 2008 as the record date for the determination of holders of our outstanding shares entitled to notice of, and to vote on all matters presented at, the Special Meeting. Such stockholders will be entitled to one vote for each share held on each matter submitted to a vote at the Special Meeting. As of the record date, there were 45,922,700 shares of our Common Stock, issued and outstanding.

        The required quorum for the transaction of business at the Special Meeting is a majority of the votes eligible to be cast by holders of shares of our Common Stock issued and outstanding on the record date. Shares that are voted "FOR," or "AGAINST" a proposal or marked "ABSTAIN" are treated as being present at the Special Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Special Meeting with respect to such proposal. Broker "non-votes" are also included for purposes of determining whether a quorum of shares of Common Stock is present at a meeting. A broker "non-vote" occurs when a nominee holding shares of common stock for the beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Required Vote

        The proposals to adopt and approve the Asset Sale and the Asset Purchase Agreement, to approve the Name Change Charter Amendment and to approve the Reverse Split Charter Amendment require the affirmative vote of the holders of a majority of the outstanding shares of our Common Stock entitled to vote at the Special Meeting. The proposal to adjourn the meeting, if necessary, to solicit additional proxies, requires the affirmative vote of the holders of a majority of the outstanding shares of our Common Stock present or represented by proxy at the Special Meeting and entitled to vote on the matter.

        Each holder of shares of our Common Stock is entitled to one vote per share. Failure to vote by proxy (by returning a properly executed proxy card or by following the instructions printed on the proxy card for telephone or Internet voting) or to vote in person will not count as votes cast or shares voting on the proposals. Since the first, second and third proposals require the approval of the holders of a majority of our outstanding shares of Common Stock, both broker "non-votes" and abstentions would have the same effect as votes "AGAINST" such proposals. With respect to the fourth proposal, to approve the adjournment of the Special Meeting, if necessary, neither broker "non-votes" nor abstentions are included in the tabulation of the voting results and, therefore, they do not have the effect of votes "AGAINST" such proposals.

Voting

        Stockholders may vote their shares:

  •
  by attending the Special Meeting and voting their shares of our Common Stock in person;

  •
  by completing the enclosed proxy card, signing and dating it and mailing it in the enclosed post-prepaid envelope;

  •
  by using the telephone number printed on your proxy card; or

  •
  by using the Internet by going to http://www.investorvote.com/nmss and following the instructions printed on your proxy card.

        Our board of directors is asking for your proxy. Giving our board of directors your proxy means you authorize it to vote your shares at the Special Meeting in the manner you direct. You may vote "FOR" or "AGAINST" the proposals or abstain from voting. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted "FOR" the adoption and approval of the Asset Sale and the Asset Purchase Agreement and the approval of the Name Change Charter Amendment and the Reverse Split Charter Amendment and as the proxy holders may determine in their discretion with respect to any other matters that properly come before the Special Meeting.

        Stockholders who have questions or requests for assistance in completing or submitting proxy cards should contact our Investor Relations group at (508) 271-1000.

        Stockholders who have their shares in "street name", meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a proxy from the record holder to vote their shares at the Special Meeting.

Revocability of Proxies

        A stockholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is voted, by:

  •
  delivering to our Secretary a written instrument that revokes the proxy;

  •
  submitting another properly completed proxy with a later date; or

  •
  attending the Special Meeting and voting in person.

        Simply attending the Special Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

        The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxyholders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the Special Meeting. As of the date of this proxy statement, management knows of no such amendment or variation or of any matters expected to come before the Special Meeting which are not referred to in the accompanying Notice of Special Meeting.

Attendance at the Special Meeting

        Only holders of the shares of our outstanding Common Stock, their proxy holders and guests we may invite may attend the Special Meeting. If you wish to attend the Special Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the Special Meeting. For example, you could bring an account statement showing that you beneficially owned shares of our Common Stock as of the record date as acceptable proof of ownership.

Solicitation of Proxies

        In addition to solicitation by mail, our directors, officers and employees may solicit proxies by telephone, other electronic means or in person. These people will not receive compensation for their services, but we will reimburse them for their out-of-pocket expenses. We will bear the cost of printing and mailing proxy materials, including the reasonable expenses of brokerage firms and others for forwarding the proxy materials to beneficial owners of Common Stock. We have also retained D.F. King & Co., Inc., a proxy solicitation firm, to assist in the solicitation of proxies for a fee of approximately $10,000, plus out-of-pocket expenses.

Proposal to Approve Adjournment of the Special Meeting

        We are submitting a proposal for consideration at the Special Meeting to authorize the named proxies to approve one or more adjournments of the Special Meeting if there are not sufficient votes to adopt and approve the Asset Purchase Agreement at the time of the Special Meeting or approve the amendments to our Charter. Even though a quorum may be present at the Special Meeting, it is possible that we may not have received sufficient votes to adopt and approve the Asset Sale and the Asset Purchase Agreement or approve the amendments to the Charter by the time of the Special Meeting. In that event, we would determine to adjourn the Special Meeting in order to solicit additional proxies. The adjournment proposal relates only to an adjournment of the Special Meeting for purposes of soliciting additional proxies to obtain the requisite stockholder approval to adopt and approve the Asset Sale and the Asset Purchase Agreement or approve the amendments to the Charter. Any other adjournment of the Special Meeting (e.g., an adjournment required because of the absence of a quorum) would be voted upon pursuant to the discretionary authority granted by the proxy.

        The approval of a proposal to adjourn the Special Meeting would require the affirmative vote of the holders of a majority of the shares of our outstanding Common Stock present in person or by proxy and entitled to vote at the Special Meeting. The failure to vote shares of Common Stock would have no effect on the approval of the adjournment proposal.

        Our board of directors recommends that you vote "FOR" the adjournment proposal so that proxies may be used for that purpose, should it become necessary. Properly executed proxies will be voted "FOR" the adjournment proposal, unless otherwise noted on the proxies. If the Special Meeting is adjourned, we are not required to give notice of the time and place of the adjourned meeting unless our board of directors fixes a new record date for the Special Meeting.

Other Business

        We are not currently aware of any business to be acted upon at the Special Meeting other than the matters discussed in this proxy statement. Under our amended and restated by-laws, business transacted at the Special Meeting is limited to matters relating to the purposes stated in the notice of Special Meeting, which is provided at the beginning of this proxy statement. If other matters do properly come before the Special Meeting, or at any adjournment of the Special Meeting, we intend that shares of our outstanding Common Stock represented by properly submitted proxies will be voted by and at the discretion of the persons named as proxies on the proxy card. In addition, the grant of a proxy will confer discretionary authority on the persons named as proxies on the proxy card to vote in accordance with their best judgment on procedural matters incident to the conduct of the Special Meeting.

 THE ASSET SALE
(Item 1 of Notice)

        The following is a description of the material aspects of the Asset Sale, including background information relating to the proposed terms of the Asset Purchase Agreement. While we believe that the following description covers the material terms of the Asset Sale, the Asset Purchase Agreement and other arrangements between Dialogic and us, the description may not contain all of the information that is important to you. In particular, the following summary of the Asset Purchase Agreement is not complete and is qualified in its entirety by reference to the copy of the Asset Purchase Agreement attached to this proxy statement as Annex A and incorporated by reference herein. You should carefully read this proxy statement and the other documents to which we refer, including the Asset Purchase Agreement, for a complete understanding of the terms of the Asset Sale.

Background of the Asset Sale

        Our board of directors has periodically reviewed and assessed our long-term strategies, objectives and developments in the markets in which it operates, including, among other things, strategies to grow our businesses and operations through potential partnering, strategic alliances or other strategic opportunities with other companies. In addition, from time to time, our senior management has met with representatives of other companies to discuss trends in their respective businesses and explore opportunities for strategic partnerships, including transactions that could have resulted in the sale of NMS or other business transactions. Although some of these discussions progressed beyond a preliminary stage, none ultimately yielded any material results.

        In August 2007, our senior management made a presentation to our board of directors regarding the short- and long-term prospects for NMS and each of our business units, including our principal business units, the Business and LiveWire Mobile (then called NMS's Mobile Applications business). Our board of directors discussed with our senior management potential strategies to maximize stockholder value, including, without limitation, separating and potentially selling the Business and LiveWire Mobile. Our board of directors and our senior management also discussed the potential benefits and effects of separating our principal business units, and the value of NMS as a whole compared to the potential aggregate value of the separated business units. In light of the foregoing as well as our long-term strategies and objectives, our board of directors directed our senior management to further consider the potential benefits and effects of separating and selling the Business and LiveWire Mobile, and to report back to our board of directors regarding the same.

        In September 2007, our board of directors convened a meeting to consider further the matters discussed at length at the meeting of our board of directors in August 2007, namely, our short- and long-term prospects and various strategies to maximize stockholder value. Our senior management discussed with our board of directors the potential benefits and effects of separating the Business and LiveWire Mobile into separate business units and the possible sale of one or both of them. After considering the matters discussed at the meetings of our board of directors in August 2007 and September 2007 as well as other considerations, our board of directors determined that, in order to maximize stockholder value, NMS should separate the Business and LiveWire Mobile into separate business units and pursue a sale of the Business. Two non-employee members of our board of directors worked with our senior management in considering the potential benefits and effects of separating and selling the Business.

        Also, in September 2007, our board of directors retained Cantor Fitzgerald & Co., or Cantor, to serve as our financial advisor and to assist in exploring potential transactions involving the sale of the Business.

        Between September 2007 and early December 2007, Cantor and our senior management developed information and materials relating to the Business and its products and developed a strategy to conduct an organized auction for the sale of the Business. In addition, Cantor and our senior management also developed a list of parties that might be interested in acquiring the Business. This list of potentially interested parties included strategic acquirers (both public and private companies), private equity firms, leveraged buyout firms and business development companies. During this time, our senior management and Cantor regularly met with two non-employee members of our board of directors to review the status of the proposed process and the proposed list of potentially interested parties. Also during this time, our senior management started preparing an electronic due diligence data room containing materials and information relating to the Business and its products.

        Beginning in early December 2007 and continuing until early May 2008, Cantor approached a total of 87 parties regarding the potential sale of the Business, including Dialogic. Of the 87 parties approached during this period, 37 parties executed confidentiality agreements and thereafter received additional information and materials relating to the Business and its products. In addition, Cantor and our senior management made presentations to many of the parties that had executed a confidentiality agreement and provided further information relating to the Business and its products.

        Of the 37 parties that executed confidentiality agreements, ten parties submitted non-binding initial indications of interest relating to the sale of the Business (the "Initial Indications"). The Initial Indications proposed the material terms and conditions relating to the sale of the Business, including, without limitation, the proposed purchase price for the Business (ranging from $30 million to $75 million), financing conditions and exclusivity. Most of the parties that submitted an Initial Indication were invited to either visit our facilities in Framingham, Massachusetts to visit with our senior management and to receive further information and materials relating to the Business and its products, or participate in a conference call with our senior management to review such information and materials. Each party that participated in these meetings was requested to either confirm its Initial Indication or to submit a revised non-binding indication of interest relating to the sale of the Business.

        At a meeting of our board of directors on May 1, 2008, our senior management and representatives of Cantor updated our board of directors as to the status of the efforts undertaken to date in connection with proposed sale of the Business as well as a summary of the material terms of certain Initial Indications. In an effort to help our senior management and Cantor facilitate a possible sale of the Business, our board of directors formed a special committee ("the Special Committee"), which was authorized to, among other things, consider and evaluate the proposals for the sale of the Business, participate in and direct the negotiation of the terms and conditions of the proposed sale of the Business and recommend to our board of directors that the terms and conditions of the proposed sale of the Business are expedient and in the best interests of NMS. Our board of directors appointed the following members of our board of directors to serve on the Special Committee: Robert P. Schechter, our Chairman and CEO, Pamela Reeve and W. Frank King.

        Of the ten parties that submitted Initial Indications, no party confirmed its Initial Indication and only three parties (referred to as "Party A," "Party B" and "Party C" respectively) submitted revised non-binding indications of interest relating to the sale of the Business (the "Revised Indications"). The seven parties that declined to confirm their Initial Indications and failed to submit Revised Indications informed Cantor or our senior management that they were not interested in pursuing a purchase of the Business because of the uncertainty of the Business's short- and long-term prospects as either a stand-alone enterprise or as an integrated business unit of a larger organization.

        Party A's Revised Indication proposed a $40 million purchase price for the Business (a reduction from the $60 million purchase price in Party A's Initial Indication). Party B's Revised Indication proposed a $60 million purchase price for the Business (a reduction from the $75 million purchase price in Party B's Initial Indication). Party C's Revised Indication proposed a purchase price for the Business in the range of $40—$45 million (a reduction from the range of $50—$60 million purchase price in Party C's Initial Indication). The Revised Indications required that NMS negotiate exclusively with Party A, Party B or Party C, as the case may be, regarding the sale of the Business for a period between 20 - 30 days. In addition, each of Party A and Party B also provided their respective comments to the form of asset purchase agreement that we had previously made available to them.

        On May 8, 2008, the Special Committee convened a telephonic meeting to discuss the status of the Revised Indications. Our senior management and representatives of Goodwin Procter LLP, our outside legal counsel ("Goodwin Procter"), and Cantor were also present for this meeting. The Special Committee discussed with our senior management and the representatives of Goodwin Procter and Cantor the particulars relating to the Revised Indications (including, without limitation, the proposed purchase prices, the terms and conditions of our indemnification obligation for breaches of our representations, warranties and covenants and the length of time during which we would be required to negotiate exclusively with a particular party), the comments by Party A and Party B to the form of asset purchase agreement and the possible strategies of getting Party A, Party B and Party C to confirm their respective Revised Indications.

        Between May 8 and May 16, 2008, our senior management and representatives of Cantor continued negotiating with Party A, Party B and Party C regarding their respective Revised Indications, and representatives of Goodwin Procter spoke with legal counsel to Party A and Party B regarding their proposed Revised Indications as well as their respective comments to the previously provided form of asset purchase agreement.

        On May 13, 2008, representatives of Party C informed representatives of Cantor that Party C was not interested in pursuing the possible purchase of the Business because Party C was concerned about the uncertainty of the Business's short- and long-term prospects.

        On May 15, 2008, representatives of Party B informed representatives of Cantor that, as a result of Party B's ongoing due diligence review of the Business, Party B was concerned about the Business's short- and long-term prospects. As a result, Party B indicated that, among other things, it was reducing its proposed purchase price for the Business to $48 million (a reduction from the $60 million stated in Party B's Revised Indication).

        On May 16, 2008, the Special Committee convened a telephonic meeting to discuss the status of the Revised Indications. Our senior management and representatives of Goodwin Procter and Cantor were also present for this meeting. Representatives of Cantor updated the Special Committee that Party C declined to further pursue the purchase of the Business and Party B reduced its proposed purchase price for the Business to $48 million. The Special Committee discussed with our senior management and representatives of Goodwin Procter and Cantor the particulars of the remaining Revised Indications from Party A and Party B, strategies to get Party A and Party B to confirm or improve their respective Revised Indications and to negotiate further with Party A and Party B other terms relating to their respective Revised Indications, including, without limitation, the term of any required period of exclusivity and the terms and conditions of our indemnification obligations for breaches of our representations, warranties and covenants.

        Between May 16 and May 26, 2008, our senior management and representatives of Goodwin Procter and Cantor continued negotiating with Party A and Party B regarding the terms and conditions of their respective Revised Indications (as subsequently revised) and their proposed changes to the form of asset purchase agreement previously provided. In addition, Goodwin Procter continued revising iterations of the Revised Indications as well as the form of asset purchase agreement to reflect such negotiations.

        On May 20, 2008, as a result of conversations with our senior management and representatives of Cantor, representatives of Party A informally informed representatives of Cantor that it could not increase its proposed purchase price beyond $42.5 million because Party A continued to have concerns about the revenue forecast for the Business for the second half of 2008 and 2009. Furthermore, as a result of such conversations, Party A had agreed in principle that our liability for breaches of its representations, warranties and covenants set forth in the asset purchase agreement would be limited to 10% of the purchase price and that such amount would be Party A's sole and exclusive remedy for any such breaches.

        On May 22, 2008, after a series of conversations between representatives of Cantor and representatives of a privately-held software company that had previously executed a confidentiality agreement ("Party D"), representatives of Party D contacted a representative of Cantor regarding the proposed sale of the Business and indicated that Party D was potentially interested in offering $37 million for the Business. The representatives of Party D indicated that it needed to secure financing to complete the acquisition of the Business and implied there were discussions taking place among the principal investors in Party D regarding the purchase of the Business and the proposed terms of such financing. The representatives of Cantor told the representatives of Party D to move quickly as NMS was negotiating with other potentially interested parties regarding the sale of the Business and recommended that Party D increase its proposed purchase price for the Business. Later that day, a representative of Party D contacted Mr. Schechter and indicated that Party D's principal equity sponsors were unable to reach agreement on financing terms and that its best purchase price for the Business was $37 million.

        On the evening of May 26, 2008, a representative of Party B informed a representative of Cantor that Party B needed to review additional information relating to the Business's revenue and underlying technology, and Party B offered to send a due diligence team to our offices in Framingham, Massachusetts in an effort to complete this review in a timely manner over the next several days.

        On May 27, 2008, the Special Committee convened a telephonic meeting to discuss the status of the Revised Indications and to review various strategies. Our senior management and representatives of Goodwin Procter and Cantor were also present for this meeting. Representatives of Cantor updated the Special Committee as to developments relating to the Revised Indications (as subsequently revised) and updated the Special Committee regarding the developments with Party D. The Special Committee discussed with our senior management and representatives of Goodwin Procter and Cantor the particulars relating to the remaining Revised Indications, Party B's request to review additional information and various strategies to enable Party A and Party B to be in a position to execute a non-binding indication of interest relating to the sale of the Business.

        On May 29 and May 30, 2008, representatives of Party B visited our offices in Framingham, Massachusetts to review additional information relating to the Business's revenue streams and underlying technology.

        On June 5, 2008, a representative of Party B informed a representative of Cantor that, as a result of Party B's ongoing due diligence review of the Business, Party B continued to have concerns about the Business's short- and long-term prospects. As a result, Party B was going to submit a new non-binding letter of interest with a purchase price that was meaningfully less than the $48 million purchase price set forth in Party B's Revised Indication (as subsequently revised).

        On June 6, 2008, as a follow-up to the conversation on June 5, a representative of Party B informed a representative of Cantor that Party B would only be willing to pay in the range of $20—$30 million for the Business at closing, and that Party B would be willing to pay additional amounts tied to the financial performance of the Business after the closing of the sale.

        Also on June 6, 2008, a representative of Party A sent to a representative of Cantor a draft of an exclusivity agreement (the "Exclusivity Agreement") pursuant to which NMS could only negotiate with Party A regarding the sale of the Business for a period of at least 4 weeks. A representative of Party A required NMS to execute the Exclusivity Agreement as a condition to continuing negotiations about the proposed terms of the sale of the Business.

        Between June 6 and June 10, 2008, representatives of Party A, our senior management and representatives of Goodwin Procter and Cantor continued negotiating the terms and conditions of the Exclusivity Agreement, including, without limitation, the period during which we could only negotiate with Party A regarding the sale of the Business and the circumstances in which we could terminate the Exclusivity Agreement (including, without limitation, a proposal by Party A to reduce the proposed purchase price).

        On June 10, 2008, the Special Committee convened a telephonic meeting to discuss the particulars of Party A's Revised Indication and the terms and conditions of the Exclusivity Agreement. Our senior management and representatives of Goodwin Procter and Cantor were also present for this meeting. Representatives of Cantor updated the Special Committee regarding the developments relating to Party A and Party B and their respective Revised Indications (as subsequently revised). Our senior management and representatives of Goodwin Procter discussed with the Special Committee the provisions of the Exclusivity Agreement (including, without limitation, the fact that the exclusivity period would expire at 11:59 pm (California time) on July 3, 2008) and the circumstances in which NMS could terminate the Exclusivity Agreement. The Special Committee and the other participants in the meeting then discussed the process undertaken to date relating to the proposed sale of the Business and the fiduciary duties of the directors in connection with entering into the Exclusivity Agreement. The Special Committee also discussed the fact that Party A had conditioned its Revised Indication (as subsequently revised) upon NMS executing the Exclusivity Agreement. After due consideration of all of the foregoing, the Special Committee approved the Exclusivity Agreement and authorized our senior management to finalize the Exclusivity Agreement and execute the same.

        Later that day, NMS and Party A executed the Exclusivity Agreement.

        Between June 10 and July 1, 2008, Party A and its representatives (with the assistance of our senior management and representatives of Cantor) conducted their due diligence review of the Business and its products and short- and long-term prospects. In addition, during this same period, Goodwin Procter and our senior management revised the asset purchase agreement to reflect the terms and conditions reflected in Party A's Revised Indication (as subsequently revised) and the applicable provisions of the Exclusivity Agreement. Our senior management also prepared various schedules relating to the asset purchase agreement.

        On June 20, 2008, representatives of Goodwin Procter forwarded a revised draft of the asset purchase agreement to Party A's outside legal counsel.

        On July 2, 2008, a representative of Party A informed a representative of Cantor that Party A was unwilling to proceed with discussions regarding the sale of the Business because Party A was uncomfortable with the Business's short- and long-term prospects and the unpredictable nature of the Business's cash flows. Later that day, Mr. Schechter sent an electronic email to our board of directors updating them as to the status of conversations with Party A.

        Between July 2 and July 10, 2008, our senior management and representatives of Cantor identified 15 parties that might be interested in the potential sale of the Business. Of these 15 parties, 12 of them (including Party B, Party C, Party D and Dialogic) had been approached before June 10, 2008 (the date on which NMS executed the Exclusivity Agreement) regarding the potential sale of the Business.

        On July 5, 2008, Dialogic executed a confidentiality agreement and thereafter received additional information and materials relating to the Business and its products.

        On July 10, 2008, our board of directors convened a telephonic meeting to discuss matters pertaining to the proposed sale of the Business. Our senior management and representatives of Goodwin Procter and Cantor were also present for this meeting. Our senior management and representatives of Cantor updated our board of directors about their efforts since July 2, 2008, the status of their conversations with the parties they had approached regarding a potential sale of the Business and the proposed next steps.

        On July 13, 2008, as a result of conversations with representatives of Cantor, a party ("Party E") submitted a non-binding indication of interest relating to the sale of the Business ("Party E Indication") which proposed, among other things, a purchase price of $29 million and required that NMS negotiate exclusively with Party E for a period of 28 days. Representatives of Cantor continued to engage representatives of Party E in an effort to have Party E improve upon the terms of the Party E Indication, including, without limitation, the purchase price proposed in such indication, the terms and conditions relating to our indemnification obligations in connection with breaches of our representations, warranties and covenants set forth in the asset purchase agreement, and the term of the proposed exclusivity period. However, representatives of Party E informed representatives of Cantor that Party E would not negotiate further the terms of the Party E Indication unless NMS first agreed to deal exclusively with Party E regarding the sale of the Business.

        On July 15, 2008, as a result of conversations with representatives of Cantor, Dialogic submitted a non-binding indication of interest relating to the sale of the Business (the "Dialogic Indication") which proposed, among other things, a purchase price between $28—$30 million and required that NMS not negotiate with any party other than Dialogic for a period of 45 days. Representatives of Cantor continued to engage with Nick Jensen, President and Chief Executive Officer of Dialogic, in an effort to get Dialogic to improve the terms of the Dialogic Indication, including, without limitation, the purchase price, financing matters, the terms and conditions relating to our indemnification obligations in connection with breaches of our representations, warranties and covenants set forth in the asset purchase agreement, and the term of the proposed exclusivity period.

        On July 16, 2008, Mr. Schechter sent an email to all members of our board of directors updating them on the status of conversations with the potentially interested parties previously identified and discussed with our board of directors at its meeting on July 10, 2008.

        On July 20, 2008, as a result of conversations with representatives of Cantor, Party D submitted a non-binding indication of interest relating to the sale of the Business (the "Party D Indication") which proposed, among other things, a purchase price of $24 million and required that NMS not negotiate with any party other than Party D until August 31, 2008. Representatives of Cantor continued to engage representatives of Party D in an effort to have Party D improve upon the terms set forth in the Party D Indication, including, without limitation, the purchase price, the terms and conditions relating to our indemnification obligations in connection with breaches of our representations, warranties and covenants set forth in the asset purchase agreement, and the term of the proposed exclusivity period.

        Throughout the day on July 21, 2008, our senior management and representatives of Goodwin Procter and Cantor continued negotiating the terms and conditions of the Dialogic Indication, the Party D Indication as well as the non-binding indication of interest submitted by Party E.

        During conversations with representatives of Party D on July 21, 2008, representatives of Cantor learned that Party D was having difficulty in obtaining financing to fund the purchase price at $24 million because of, among other things, the Business's short- and long-term prospects and that a purchase price from Party D in excess of $24 million might need to include seller financing (i.e., a promissory note issued by Party D to NMS). As a result of continued conversations with the representatives of Cantor throughout the day, Party D submitted a revised Party D Indication that increased the purchase price for the Business to $30 million (without any seller financing) and referred to Party D's need to raise financing and Party D's expectations that financing would be in place at the closing of the sale of the Business. Later in the evening, representatives of Party D informed representatives of Cantor that, although Party D's revised indication alluded to the fact that Party D's proposed transaction would be conditioned upon receipt of financing, Party D was nevertheless confident that such closing condition would not be needed by the time a definitive asset purchase agreement was executed by the parties. After discussions with our senior management, representatives of Cantor informed representatives of Party D that NMS would need the principal investors of Party D to deliver commitment letters at the time a definitive asset purchase agreement was executed by the parties to guarantee Party D's financial obligations under the asset purchase agreement. Representatives of Party D later informed representatives of Cantor that Party D's principal investors were unwilling to provide the guarantee that NMS had previously requested. In addition, Mr. Schechter had a conference call with one of the principal investors of Party D and that principal investor informed Mr. Schechter that it was unwilling to provide the guarantee that NMS had previously requested.

        In addition, throughout the day of July 21, 2008, representatives of Cantor and Dialogic continued negotiations regarding the terms and conditions of the Dialogic Indication. These negotiations resulted in Dialogic agreeing to, among other things, (i) increase its proposed purchase price to $30 million (an increase from the $28 million originally proposed), (ii) a 30-day exclusivity period (as compared to the 45-day period originally proposed), (iii) the conditions upon which NMS could terminate such exclusivity period (Dialogic's reduction of the proposed pricing terms or changing the proposed indemnification terms), (iv) an amount equal to 10% of the purchase price would be set aside as the sole and exclusive remedy for Dialogic in connection with our breaches of our representations and warranties set forth in the asset purchase agreement (other than with respect to title and taxes) and (v) it would not require as a closing condition that it had received adequate financing to fund the purchase price.

        Throughout the day on July 22, 2008, a representative of Goodwin Procter continued negotiating with a representative of Dialogic regarding the terms and conditions of the Dialogic Indication (as subsequently revised), and various drafts were circulated between Goodwin Procter and Dialogic. In addition, representatives of Cantor continued communicating with representatives of Party D regarding various matters relating to its non-binding indication of interest, including, without limitation, financing matters.

        Later in the day on July 22, 2008, the Special Committee convened a telephonic meeting to discuss the particulars of the Party D Indication, the Dialogic Indication and the indication of interest submitted by Party E. Our senior management and representatives of Goodwin Procter and Cantor were also present for this meeting. Our senior management and representatives of Cantor updated the Special Committee on developments relating to the Party D Indication, the Dialogic Indication and the indication of interest submitted by Party E. In particular, our senior management and representatives of Cantor and Goodwin Procter discussed with the Special Committee various aspects of the three indications submitted, including, without limitation, purchase price, likelihood of closing, the financial ability to consummate the transaction and the fact that the Party D Indication included financing as a condition to closing. Our senior management and representatives of Goodwin Procter also discussed with the Special Committee the provisions of the indications of interest relating to exclusivity and the circumstances in which NMS could terminate the exclusivity provisions set forth in such indications. The Special Committee and the other participants in the meeting then discussed the process undertaken to date relating to the proposed sale of the Business and the fiduciary duties of the directors in connection with entering into the an agreement providing for exclusive dealings. The Special Committee also discussed the fact that both Party D and Dialogic had conditioned their respective indications upon NMS agreeing to enter into exclusive negotiations. After due consideration of all of the foregoing, and given the circumstances, the Special Committee approved the Dialogic Indication (as subsequently revised) and authorized our senior management to finalize the Dialogic Indication (as subsequently revised) and execute the same.

        On July 23, 2008, Dialogic and NMS executed the Dialogic Indication as subsequently revised (the "Executed Indication").

        On July 24, 2008, Dialogic and its representatives were granted full access to the electronic data room that contained additional materials and documents relating to the Business and its products.

        On July 25, 2008, a representative of Goodwin Procter sent a draft of the asset purchase agreement to a representative of Dialogic that reflected, among things, the matters set forth in the Dialogic Indication (as executed by the parties).

        On the afternoon of July 31, 2008 and throughout the day of August 1, 2008, representatives of Dialogic, NMS and Cantor met at the offices of Goodwin Procter in Boston, Massachusetts to discuss various matters pertaining to the Business, the due diligence process and next steps. At these meetings, our senior management gave presentations regarding various aspects of the Business including, without limitation, financial matters and technology matters.

        Between August 4 and August 18, 2008, representatives of Dialogic continued their due diligence review of various aspects of the Business.

        On August 11, 2008, our board of directors convened a meeting to discuss various matters relating to the proposed sale of the Business. Our senior management and representatives of Goodwin Procter were also present for this meeting. Our senior management updated our board of directors regarding the status of Dialogic's due diligence review. The representatives of Goodwin Procter discussed again with our board of directors the process undertaken to date in connection with the proposed sale of the Business, the fiduciary duties of directors under the present circumstances and under the circumstances in which our board of directors' decided to separate and potentially sell one or both of our business units (namely, the Business and LiveWire Mobile) and other matters relating to the foregoing. After discussion of the foregoing, our board of directors reaffirmed its strategy of maximizing stockholder value by separating our principal business units and exploring a sale of one or both of them, especially in light of the Business's short- and long-term prospects.

        On August 18, 2008, a representative of Dialogic sent to representatives of Goodwin Procter a revised draft of the asset purchase agreement.

        On August 21, 2008, a representative of Dialogic informed a representative of Goodwin Procter that Dialogic required NMS to extend the exclusivity period provided in the Executed Indication (that was to expire at 11:59 pm (California time) on August 23, 2008) until 11:59 pm (California time) on September 5, 2008 so that Dialogic could continue its due diligence review and so that the parties could continue negotiating the terms and conditions of the asset purchase agreement and related documents.

        On August 21, 2008, the Special Committee convened a telephonic meeting to discuss Dialogic's requirement of extending the exclusivity period set forth in the Executed Indication until 11:59 pm (California time) on September 5, 2008. Our senior management and representatives of Goodwin Procter were also present for this meeting. Our senior management updated the Special Committee as to the status of negotiations with Dialogic on the asset purchase agreement and related documents. The Special Committee discussed the matter with our senior management and representatives of Goodwin Procter and, given the circumstances, approved of amending the Executed Indication to extend the exclusivity period until 11:59 pm (California time) on September 5, 2008 and authorized our senior management to execute an agreement relating to the same.

        On August 22, 2008, NMS and Dialogic executed an amendment to the Executed Indication that extended the exclusivity period until 11:59 pm (California time) on September 5, 2008.

        Also on August 22, 2008, a representative of Goodwin Procter sent a revised draft of the asset purchase agreement to a representative of Dialogic and a representative of Bingham McCutchen LLP, Dialogic's outside legal counsel ("Bingham McCutchen").

        On August 25, 2008, representatives of Dialogic, Goodwin Procter, Cantor and Bingham McCutchen had a conference call to review and negotiate various provisions of the asset purchase agreement.

        Between August 25 and September 2, 2008, our senior management, representatives of Dialogic and representatives of Goodwin Procter, Cantor and Bingham McCutchen continued negotiating various terms and conditions of the asset purchase agreement and related documents. Also during this period, representatives of Dialogic continued their due diligence review of the Business and its products.

        On the evening of August 26, 2008, Messrs. Schechter and Jensen had dinner to further discuss various matters relating to the sale of the Business, including, without limitation, Dialogic's financing activities, certainty of closing, employment matters and the scope of liabilities to be assumed by Dialogic in connection with its purchase of the Business.

        On the evening of September 2, 2008, a representative of Bingham McCutchen circulated to representatives of Goodwin Procter a revised draft of the asset purchase agreement.

        Between September 2 and September 9, 2008, our senior management, representatives of Dialogic and representatives of Goodwin Procter, Cantor and Bingham McCutchen continued negotiating various terms and conditions of the asset purchase agreement and related documents and circulated revised drafts of such documents. Also during this period, representatives of Dialogic continued their due diligence review of the Business and its products.

        On the morning of September 3, 2008, Messrs. Schechter and Jensen had a telephone call during which they discussed, among other things, Dialogic's ongoing financing activities as well as Dialogic's continuing concerns about the Business's short- and long-term prospects.

        During the evening of September 3, 2008, Messrs. Schechter and Jensen had another telephone conversation during which Mr. Jensen indicated that Dialogic was still uncomfortable with various aspects of the Business's short- and long-term prospects and that, as such, Dialogic was considering whether to reduce its proposed purchase price to $28 million. Later that evening, representatives of Cantor had conversations with Mr. Jensen to further discuss the proposed purchase price.

        On the morning of September 4, 2008, our senior management and representatives of Dialogic and Cantor had a conference call to discuss matters relating to the Business's short- and long-term prospects. Later in the day, our senior management provided to representatives of Dialogic additional information relating to the Business's short- and long-term prospects.

        On September 5, 2008, our senior management and representatives of each of Dialogic, Cantor, Goodwin Procter and Bingham McCutchen had two conference calls to discuss various open issues relating to the asset purchase agreement including, without limitation, the purchase price, matters relating to working capital, the scope of liabilities to be assumed by Dialogic in connection with the purchase of the Business, the amount of the termination fee NMS would be required to pay if NMS terminated the asset purchase agreement in connection with pursuing another transaction, our right to cause Dialogic to consummate the closing and the terms and conditions of the agreements to be provided by certain investors in Dialogic and our rights under such agreements.

        Also on September 5, 2008, Mr. Jensen sent an email to Mr. Schechter in which Mr. Jensen required NMS to extend the exclusivity period provided in the amended Executed Indication (that was to expire at 11:59 pm (California time) on September 5, 2008) until 11:59 pm (California time) on September 9, 2008 so that Dialogic could continue its due diligence review and so that the parties could continue negotiating the terms and conditions of the asset purchase agreement and related documents. Later that day, a representative of Dialogic sent to representatives an amendment to the Executed Indication which reduced the proposed purchase price stated therein to $28 million and extended the exclusivity period until 11:59 pm (California time) on September 9, 2008.

        On the evening of September 5, 2008, our board of directors convened a telephonic meeting to discuss the status of negotiations with Dialogic, review open issues and discuss Dialogic's requirement of extending the exclusivity period set forth in the Executed Indication (as amended) until 11:59 pm (California time) on September 9, 2008. Our senior management and representatives of Goodwin Procter and Cantor were also present for this meeting. Our senior management updated our board of directors as to the status of negotiations with Dialogic on the asset purchase agreement and related documents as well as presented a summary of remaining open issues, including, without limitation, the purchase price, working capital matters, the scope of liabilities to be assumed by Dialogic in connection with the purchase of the Business, our right to cause Dialogic to consummate the closing and the terms and conditions of the agreements to be provided by certain investors in Dialogic and our rights under such agreements. Our board of directors also discussed Dialogic's requirement of extending the exclusivity period with our senior management and representatives of Goodwin Procter and, given the circumstances, approved of amending the Executed Indication to extend the exclusivity period until 11:59 pm (California time) on September 9, 2008 and authorized our senior management to execute an agreement relating to the same.

        Later in the evening of September 5, 2008, NMS and Dialogic executed an amendment to the Executed Indication that reduced the purchase price for the Business to $28 million and extended the exclusivity period until 11:59 pm (California time) on September 9, 2008.

        On the morning of September 7, 2008, a representative of Goodwin Procter sent a revised draft of the asset purchase agreement to representatives of Dialogic and Bingham McCutchen.

        During September 8 and September 9, 2008, our senior management and representatives of Dialogic, Goodwin Procter, Bingham McCutchen and Cantor continued negotiating the remaining open issues relating to the asset purchase agreement and related documents.

        On the afternoon of September 9, 2008, a representative of Bingham McCutchen circulated a revised draft of the asset purchase agreement.

        Later that evening, our board of directors convened a telephonic meeting to discuss the proposed terms of the transaction and the proposed definitive asset purchase agreement and related documents, which had been sent to our board of directors earlier that day. Our senior management and representatives of Goodwin Procter were also present at this meeting. At the meeting, Goodwin Procter provided a presentation regarding the material terms of the asset purchase agreement as well as a summary of the material open issues, including, without limitation, matters relating to the terms and conditions of the commitment letters to be executed by certain principal investors of Dialogic and matters relating to the certainty of closing. Our board of directors also discussed Dialogic's requirement of extending the exclusivity period set forth in the Executed Indication until 11:59 pm (California time) on September 11, 2008. Our board of directors discussed the matter with the representatives of Goodwin Procter and, given the circumstances, approved of amending the Executed Indication to extend the exclusivity period until 11:59 pm (California time) on September 11, 2008 and authorized our senior management to execute an agreement relating to the same

        During September 10 and September 11, 2008, our senior management and representatives of Dialogic, Goodwin Procter, Bingham McCutchen and Cantor continued negotiating the remaining open issues relating to the asset purchase agreement and related documents.

        On the evening of September 11, 2008, the Special Committee and our board of directors convened telephonic meetings to discuss the proposed terms of the transaction and the proposed definitive asset purchase agreement and related documents. Our senior management and representatives of Goodwin Procter and Cantor were also present at these meetings. At the meetings, a representative of Goodwin Procter updated the Special Committee and our board of directors with respect to the resolution of the remaining open issues relating to the asset purchase agreement and the related documents. Cantor also reviewed with the Special Committee and our board of directors an analysis of the proposed transaction from a financial point of view and rendered its opinion, which was subsequently confirmed in writing, that, as of such date, and based upon and subject to the assumptions and limitations set forth in the written opinion, the aggregate consideration to be received by NMS in connection with the Asset Sale was fair, from a financial point of view, to NMS. The Special Committee and our board of directors asked numerous questions of management, Cantor and Goodwin Procter, and discussed at length the advantages and risks of the proposed transaction that are described in "Reasons for the Asset Sale" below. Following discussion, the Special Committee unanimously recommended to our board of directors that the Asset Sale and definitive asset purchase agreement were expedient and in the best interests of NMS and our stockholders. Following discussion and after receiving the recommendation of the Special Committee, our board of directors unanimously determined that the Asset Sale and definitive asset purchase agreement were expedient and in the best interests of NMS and our stockholders, unanimously approved the definitive asset purchase agreement and the Asset Sale and recommended that our stockholders adopt and approve the asset purchase agreement and the Asset Sale.

        The asset purchase agreement was executed by NMS and Dialogic on the morning of September 12, 2008, and prior to commencement of trading on NASDAQ that day, NMS issued a press release announcing the Asset Sale.

Reasons for the Asset Sale

        In evaluating the Asset Purchase Agreement and the other transactions contemplated thereby, including the Asset Sale, and recommending that our stockholders adopt and approve the Asset Sale and the Asset Purchase Agreement in accordance with the applicable provisions of Delaware law, our board of directors consulted with our senior management, outside legal counsel and financial advisor. Our board of directors also consulted with outside legal counsel regarding our board of directors' fiduciary duties, legal due diligence matters, and the terms of the Asset Purchase Agreement and related agreements. Based on these consultations, and the factors and the opinion of Cantor discussed below, our board of directors concluded that the Asset Sale was expedient and in the best interests of our stockholders and recommended that our stockholders adopt and approve the Asset Purchase Agreement and the Asset Sale.

        The following discussion includes the material reasons and factors considered by our board of directors in making its recommendation, but is not, and is not intended to be, exhaustive.

  •
  Transaction Terms; Cash Consideration; Certainty of Value.  Our board of directors considered the value and the consideration to be received by us pursuant to the Asset Purchase Agreement, including the fact that we would receive an up-front cash payment, and Dialogic would agree to assume certain of our payment obligations, which will, among other things, provide funds to operate our continuing operations following the completion of the Asset Sale. Our board of directors also considered the form of consideration paid to us in the Asset Sale and the certainty of the value of such cash consideration compared to stock or other forms of consideration;

  •
  Short- and Long-Term Prospects of the Business and LiveWire Mobile.  Our board of directors considered, among other things, the historical, current and projected information concerning the Business and LiveWire Mobile (including, without limitation, information relating to the financial condition, prospects, operations and technology relating to each of the Business and LiveWire Mobile), current industry, economic and market conditions relating to each of the Business and LiveWire Mobile and the possibility that the short- and long-term prospects of the Business would continue to decline and could impair or otherwise limit our ability to pursue the short- and long-prospects of LiveWire Mobile;

  •
  Strategic Alternatives.  Our board of directors considered the strategic review process undertaken by us which included the retention of internationally recognized financial and outside legal advisors; the formation of the Special Committee, established to administer and maintain flexibility in the process, while our board of directors retained authority with respect to key transaction decisions and approvals; and a solicitation and bid process designed to maximize stockholder value, which ultimately resulted in Dialogic's offer to acquire the assets;

  •
  Special Committee.  Our board of directors considered the recommendation of the Special Committee to approve the Asset Purchase Agreement and recommend that our stockholders vote "FOR" the adoption and approval of the Asset Sale and the Asset Purchase Agreement;

  •
  Opinion of our Financial Advisor.  Our board of directors considered the financial presentation of our financial advisor, Cantor, including its opinion (the full text of which is attached as Annex B to this proxy statement), dated September 11, 2008, to our board of directors as to the fairness, from a financial point of view and as of the date of the opinion, to us of the aggregate consideration to be received by us in the Asset Sale, as more fully described below under the caption "The Asset Sale—Opinion of Our Financial Advisor" beginning on page 18;

  •
  Business Reputation of Dialogic.  Our board of directors considered the business reputation of Dialogic and its management and the financial resources of Dialogic which our board of directors believed supported the conclusion that a transaction with Dialogic could be completed relatively quickly and in an orderly manner. Our board of directors also considered the impact of the Asset Sale on our employees, business partners and customers; and the potential impact of the Asset Sale on our reputation, customers, strategic partners and employees;

  •
  Asset Purchase Agreement.   Our board of directors considered the provisions of the Asset Purchase Agreement, including the respective representations, warranties and covenants and termination rights of the parties and the termination fee payable by us. These provisions included:

  •
  Ability to Respond to Certain Unsolicited Takeover Proposals.  Our board of directors considered the fact that the Asset Purchase Agreement affords our board of directors flexibility to consider, evaluate and accept superior proposals in the period after signing and prior to the adoption and approval of the Asset Sale and the Asset Purchase Agreement by our stockholders as follows:
  •
  subject to compliance with the Asset Purchase Agreement, we may, in response to a bona fide written Acquisition Proposal, as defined in the Asset Purchase Agreement, from a third party, furnish information to such third party pursuant to a confidentiality agreement and participate in any discussions or negotiations with such third party, if our board of directors determines in good faith, (i) that, based on advice from its financial advisors, such acquisition proposal constitutes or is reasonably expected to lead to a superior proposal, as defined in the Asset Purchase Agreement, and (ii) that, based on advice from its legal advisors, the failure to take such actions would cause our board of directors to violate its fiduciary duties to our stockholders under applicable law;

  •
  subject to compliance with the Asset Purchase Agreement, our board of directors is permitted to change its recommendation to our stockholders with respect to or entering into an alternative transaction that is a superior proposal, conditioned upon the payment to Dialogic of a $1,250,000 termination fee;

  •
  subject to compliance with the Asset Purchase Agreement, our board of directors is permitted to change its recommendation to stockholders, if it determines that doing so is consistent with its fiduciary duties to our stockholders under applicable law; and

  •
  subject to compliance with the Asset Purchase Agreement, our board of directors is permitted to take and disclose to our stockholders a position with respect to any tender offer or exchange offer by a third party or amend or withdraw such a position in accordance with applicable law.

  •
  Termination Fee.  Our board of directors was of the view that the $1,250,000 termination fee payable by us to Dialogic, if the Asset Purchase Agreement is terminated for the reasons discussed in the Asset Purchase Agreement, was comparable to termination fees in transactions of a similar size, was reasonable, would not likely deter competing bids and would not likely be required to be paid unless our board of directors entered into or intended to enter into a more favorable transaction;

  •
  Conditions to the Consummation of the Asset Sale; Likelihood of Closing.  Our board of directors considered the reasonable likelihood of the consummation of the Asset Sale in light of the conditions to Dialogic's obligations to consummate the Asset Sale, including that the consummation of the Asset Sale was not contingent on Dialogic's ability to secure financing commitments; and

  •
  Material Adverse Effect.  Our board of directors considered the provisions in the Asset Purchase Agreement that any change or effect proximately related to the Business resulting from the announcement of the execution of the Asset Purchase Agreement or the pendency of the Asset Sale, or any decline in the market price, or in trading volume of our Common Stock are excluded from the determination of whether a material adverse effect has occurred that would permit Dialogic to elect not to consummate the Asset Sale;

  •
  Risks of the Transaction.  Our board of directors also considered a variety of risks and other factors concerning the Asset Purchase Agreement and Asset Sale. The material factors considered by our board of directors were:

  •
  the risk that the Asset Sale might not be completed in a timely manner or at all;

  •
  the restrictions on the conduct of our business prior to completion of the Asset Sale, requiring us to conduct our business only in the ordinary course, subject to specific limitations or Dialogic's consent, which may delay or prevent us from undertaking business opportunities that may arise pending completion of the Asset Sale;

  •
  the restrictions on our board of directors' ability to solicit or engage in discussions or negotiations with a third party regarding alternative transactions, and the requirement that we pay Dialogic a $1,250,000 termination fee in certain cases in the event of a termination of the Asset Purchase Agreement;

  •
  the possibility that the transactions contemplated by the Asset Purchase Agreement, including the Asset Sale, might not be consummated, and the fact that if the Asset Sale is not consummated, our directors, executive officers and other employees will have expended extensive time and effort and will have experienced significant distractions from their work during the pendency of the transaction, we will have incurred significant transaction costs, and the perception of our continuing business could potentially result in a loss of customers, business partners and employees;

  •
  the effect of the public announcement of the Asset Sale and the Asset Purchase Agreement, including effects on our sales, customer and reseller relationships, operating results, stock price, and our ability to attract and retain key management and sales and marketing personnel; and

  •
  the impact of the Asset Sale on our non-executive employees.

        The foregoing discussion of the information and factors considered by our board of directors is intended to be illustrative and not exhaustive, but includes the material reasons and factors considered.

Our board of directors collectively reached a unanimous conclusion to recommend the adoption and approval of the Asset Sale and the Asset Purchase Agreement in light of the various factors that each member of our board of directors believed were appropriate. Of the variety of factors considered by our board of directors in connection with its evaluation of the Asset Sale and the Asset Purchase Agreement and the complexity of these matters, our board of directors did not consider it practicable, and did not attempt, to quantify, rank or otherwise assign relative or specific weight or values to any of these factors. Rather, our board of directors made its recommendation based on the totality of the information presented to it and the investigation conducted by it. In considering the factors discussed above, individual directors may have given different weight to different factors.

Recommendation of Our Board of Directors

        After careful consideration, our board of directors has unanimously (i) adopted and approved the Asset Purchase Agreement and (ii) determined the Asset Sale to be expedient and in the best interests of the Company and our stockholders, and recommends to our stockholders that the Asset Purchase Agreement and the transactions contemplated thereby, including the Asset Sale, be adopted and approved by our stockholders.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION AND APPROVAL OF THE ASSET SALE AND THE ASSET PURCHASE AGREEMENT.

Opinion of Our Financial Advisor

        In connection with the Asset Sale, NMS's board of directors retained Cantor as its financial advisor to assist with the Asset Sale and for the purpose of rendering to NMS's board of directors, an opinion as to the fairness, from a financial point of view, of the aggregate consideration to be received by NMS from the Asset Sale. At a meeting of NMS's board of directors on September 11, 2008, Cantor rendered its oral opinion, subsequently confirmed in writing, to NMS's board of directors that, as of such date and based upon and subject to the factors, procedures, assumptions, qualifications and limitations set forth in its opinion, the aggregate consideration to be paid to NMS in the Asset Sale was fair, from financial point of view, to NMS.

        The full text of the written opinion of Cantor, dated September 11, 2008, is included as Annex B to this proxy statement. We encourage you to read this opinion carefully and in its entirety for, among other things, a description of the assumptions made, procedures followed, matters considered, qualifications and limitations on the review undertaken in connection with its opinion. Cantor's opinion, which was provided to NMS's board of directors in connection with its evaluation of the aggregate consideration from a financial point of view, does not address any other aspect of the Asset Sale and does not constitute a recommendation to any stockholder as to how to vote or act with respect to the transaction. Except as set forth in the preceding sentence, no limitations were imposed by NMS's board of directors upon Cantor with respect to the investigations made or procedures followed by it in rendering its opinion. Cantor's fairness committee approved the issuance of the opinion. Although subsequent developments may affect its opinion, Cantor does not have any obligation to update, revise or reaffirm its opinion. The summary of Cantor's opinion described below is qualified in its entirety by reference to the full text of its opinion, and NMS stockholders are urged to read the opinion carefully and in its entirety.

        In arriving at its opinion, among other things, Cantor:

  •
  reviewed a draft, dated September 9, 2008, of the Asset Purchase Agreement;

  •
  reviewed certain publicly available business and financial information concerning the Business and the industries in which it operates;

  •
  compared the financial and operating performance of the Business with publicly available information concerning certain other companies Cantor deemed relevant and reviewed the current and historical market prices of certain publicly traded securities of those other companies;

  •
  reviewed certain internal financial analyses and forecasts prepared by the management of the Business relating to its business; and

  •
  performed such other financial studies and analyses and considered such other information as Cantor deemed appropriate for the purposes of its opinion.

        Cantor also held discussions with certain members of NMS's senior management regarding certain aspects of the Asset Sale and the past and current business operations of the Business, the financial condition and future prospects and operations of the Business and certain other matters Cantor believed necessary or appropriate to its inquiry.

        In giving its opinion, Cantor relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with Cantor by NMS's senior management or otherwise reviewed by or for Cantor. Cantor did not independently verify such information nor did it conduct any valuation or appraisal of any specific assets or liabilities, nor were any valuations or appraisals provided to Cantor. Cantor did not evaluate the solvency of the Business and NMS under any state or federal laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to it, Cantor assumed that they were reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of the Business to which such analyses or forecasts relate. Cantor expresses no view as to such analyses or forecasts or the assumptions on which they were based. Cantor also assumed that the Asset Sale will have the tax consequences described in discussions with, and materials furnished to Cantor by, representatives of the Business, and that the definitive Asset Purchase Agreement would not differ in any material respect from the draft thereof provided to Cantor. Cantor has assumed that the representations and warranties made by NMS and Dialogic in the Asset Purchase Agreement and the related documents are and will be true and correct in all respects material to Cantor's analysis. Cantor is not a legal, regulatory or tax expert and has relied as to all such matters relevant to the rendering of its opinion upon the assessments made by advisors to NMS. Cantor further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Asset Sale will be obtained without any adverse effect on the Business.

        Cantor's opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to Cantor as of, the date of its opinion. Subsequent developments may affect Cantor's opinion, and Cantor does not have any obligation to update, revise or reaffirm its opinion. Cantor's opinion is limited to the fairness, from a financial point of view, of the aggregate consideration to be received by NMS for the Business, and Cantor has expressed no opinion as to the fairness of the Asset Sale, or any consideration to be provided in respect thereof, to the holders of any class of securities, creditors or other constituencies of NMS or the underlying decision by NMS to engage in the Asset Sale and in rendering its opinion and assisting with the Asset Sale Cantor does not have nor has it agreed to have, a fiduciary relationship with NMS, its securityholders, creditors or other constituencies. Furthermore, Cantor expresses no opinion with respect to the amount or nature of any compensation to any officers, directors or employees of any party to the Asset Purchase Agreement, or any class of such persons relative to the consideration to be received by NMS in the Asset Sale or with respect to the fairness of any such compensation. Cantor expresses no opinion as to the price at which NMS's Common Stock will trade at any future time.

        In accordance with customary investment banking practice, Cantor employed generally accepted valuation methods in reaching its opinion. The following is a summary of the material financial analyses utilized by Cantor in connection with providing its opinion. Some of the summaries of financial analyses are presented in tabular format. In order to understand the financial analyses used by Cantor more fully, you should read the tables together with the text of each summary. The tables do not constitute a complete description of Cantor's financial analyses. In its analyses, Cantor utilized estimates of revenue for the Business based on internal estimates of NMS's senior management, sometimes referred to below as management estimates. Cantor also considered using estimates of earnings before interest, taxes, depreciation and amortization, commonly referred to as EBITDA, for the Business based on management estimates; however, Cantor deemed such analysis to be less relevant as the Business did not operate as a standalone entity. As a division of a larger entity with significant shared costs which may be attributable to the Business, but not shown in the Business financial statements, the comparison of estimates of EBITDA to those of comparable public companies, or transactions were not meaningful. However, Cantor analyzed the earnings potential of the division via a Discounted Cash Flow analysis included herein.

  Selected Public Company Analysis

        Using publicly available information, Cantor compared selected financial data of the Business with similar data for the following selected publicly traded enabling technology companies:

  •
  AudioCodes Ltd.

  •
  Ditech Networks, Inc.

  •
  Interphase Corp.

  •
  Mercury Computer Systems, Inc.

  •
  Performance Technologies, Inc.

  •
  Radisys Corp.

  •
  Radvision Ltd.

        These companies were selected, among other reasons, because they share similar business characteristics with the Business based on operational characteristics and financial metrics. However, none of the companies selected is identical or directly comparable to the Business. Accordingly, Cantor made judgments and assumptions concerning differences in financial and operating characteristics of the selected companies and other factors that could affect the public trading value of the selected companies.

        For each of the selected companies forward operating figures, Cantor used estimates aggregated by Bloomberg L.P. For the Business, Cantor used estimates provided by NMS's senior management, as described above. Cantor calculated the total enterprise value ("TEV") of each company by adding the sum of its long-term and short-term debt to the sum of the market value of its common equity and subtracting cash and cash equivalents. Cantor compared total enterprise value as a multiple of, last twelve months ("LTM") revenue, last quarter annualized ("LQA") revenue, calendar year 2008 estimated revenue and calendar year 2009 estimated revenue. This analysis indicated the following mean and median multiples, as compared to the purchase price multiples of 0.43×, 0.50×, 0.49× and 0.47× respectively:

	Median	Mean
TEV / LTM Revenue	0.58×	0.42×
TEV / LQA Revenue	0.55×	0.41×
TEV / 2008E Revenue	0.58×	0.44×
TEV / 2009E Revenue	0.54×	0.51×

Selected Transaction Analysis

        Cantor considered ratios of transaction value to last twelve months ("LTM") revenue in order to indicate multiples acquirers have been willing to pay for companies in similar transactions. In order to perform this analysis, Cantor reviewed the following selected transactions that it considered similar to the Asset Sale:

Date Announced	Acquiror	Target
May 12, 2004	AudioCodes, Inc.	Ai-Logix, Inc.
September 28, 2007	Emerson Electric Co.	Motorola, Inc.'s Embedded Communications Computing Business
December 14, 2006	Movius Interactive Corporation	Glenayre Technologies, Inc.'s Messaging Business
September 7, 2007	RadiSys Corp.	Intel Corp.'s Modular Communications Platforms ATCA, CPCI and Legacy Business Assets
March 20, 2007	GENBAND Inc.	Tekelec, Inc.'s Switching Business

        These selected transactions indicated the following mean and median multiples, as compared to the purchase price multiple of 0.43×:

	Median	Mean
TEV / LTM Revenue	0.40×	0.45×

Discounted Cash Flow Analysis

        Cantor performed a discounted cash flow analysis of the Business based upon estimates provided by management, including forward looking estimates relating to stand alone costs for the Business (including, without limitation, annual estimated corporate costs of operating the Business as a stand-alone company of approximately $3,400,000). For the years 2008, 2009, 2010, 2011 and 2012, respectively, revenue estimates for the Business of $56,852, $59,720, $62,706, $65,841 and $69,133, along with EBITDA estimates for the Business of $8,444, $8,507, $9,417, $10,059 and $10,734 were utilized. Cantor calculated the after-tax, unlevered free cash flows that the Business is expected to generate during the final third of fiscal year 2008 through fiscal year 2012 for the Business. Cantor also calculated an implied range of terminal values for the Business using a range of exit multiples of revenue from 0.2× to 0.8×. The unlevered free cash flows were then discounted to present values using a range of discount rates from 20.0% to 28.0%. This discount rate range was based upon our analysis of the weighted average cost of capital of the Business conducted by Cantor. This analysis indicated the following approximate enterprise value reference ranges for the Business, as compared to the purchase price of $28,000,000:

($ Thousands)	Low	High
Discounted Cash Flow	$10,108	$30,526

        The foregoing summary of certain material financial analyses does not purport to be a complete description of the analyses or data utilized by Cantor. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Cantor believes that the foregoing summary and its analyses must be considered as a whole and that selecting portions of the foregoing summary and these analyses, without considering all of its analyses, could create an incomplete view of the processes underlying the analyses and its opinion. In arriving at its opinion, Cantor did not attribute any particular weight to any analyses or factors considered by it and did not form an opinion as to whether any individual analysis or factor (positive or negative), considered in isolation, supported or failed to support its opinion. Rather, Cantor considered the totality of the factors and analyses performed and made its determination as to the fairness on the basis of its experience and professional judgment after considering the results of all of its analyses.

        Analyses based upon forecasts of future results are inherently uncertain, as they are subject to numerous factors or events beyond the control of the parties and their advisors. Accordingly, forecasts and analyses used or made by Cantor are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by those analyses. Moreover, Cantor's analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses actually could be bought or sold. None of the selected companies reviewed as described in the above summary is identical to the Business. However, the companies selected were chosen because they are publicly traded companies with operations and businesses that, for purposes of Cantor's analysis, may be considered similar to those of the Business. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the companies compared to the Business. None of the selected transactions reviewed as described in the above summary were identical to the Asset Sale. However, the transactions selected were chosen for their participants, size and other factors that, for purposes of Cantor's analysis, may be considered similar to the Asset Sale.

        As a part of its investment banking business, Cantor and its affiliates are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for estate, corporate and other purposes. Cantor was selected to advise NMS's board of directors with respect to the Asset Sale on the basis of such experience and its familiarity with the Business.

        Under the terms of Cantor's engagement, NMS has agreed to pay Cantor a fee for its financial advisory services in connection with the transaction, a substantial portion of which will become payable only upon completion of the transaction. In addition, NMS has agreed to reimburse Cantor for its expenses incurred in connection with its services, including the fees and disbursements of counsel, and will indemnify Cantor against certain liabilities arising out of its engagement, including liabilities arising under the Federal securities laws.

        The consideration to be paid pursuant to the Asset Purchase Agreement was determined through arm's-length negotiations between NMS and Dialogic and was approved by each company's board of directors. Cantor provided advice to NMS during these negotiations. Cantor did not, however, recommend any specific Asset Sale consideration to NMS or that any specific consideration constituted the only appropriate consideration for the Asset Sale.

        During the two years preceding the date of Cantor's opinion, neither Cantor nor its affiliates had any other material financial advisory or other material commercial or investment banking relationships with NMS or Dialogic. In addition, in the ordinary course of their businesses, Cantor and its affiliates may actively trade the equity securities of NMS or Dialogic for their own accounts or for the accounts of customers and, accordingly, they may at any time hold long or short positions in such securities.

Financial Forecasts

        In connection with the evaluation of the Asset Purchase Agreement and the transactions contemplated thereby, including the Asset Sale, our board of directors reviewed a set of forecasts prepared by our management regarding the anticipated future operations of the Business for the second half of fiscal 2008 and all of fiscal 2009. These internal non-GAAP forecasts were also shared with Cantor and did not reflect any of the effects of the transaction contemplated in this disposition or any other changes that may in the future affect the Company or its business or results of operations in light of the circumstances then existing. The internal financial forecasts also did not reflect any impact incurred related to stock option activity in accordance with SFAS No. 123R, the amortization of certain technology licenses, the deferral of any revenue or related expenses that may occur as part of any quarterly or annual closing process and the forecasts do not include other indirect corporate expenses

(including finance, legal, treasury, human resources and other corporate general and administrative costs). Additionally, the projections include significant growth assumptions in our less mature vision product line. These forecasts were prepared to highlight the maximum potential for the assets of the Business (focusing on selected programs which generated a positive net present value) and did not take into account our resources and ability to optimally execute such programs.

	Second Half of Fiscal 2008	Year Ended December 31, 2009
Total Revenues	$28,720	$59,720
Total Costs of Revenues	9,026	18,705

Gross Profit	19,694	41,015

% of Revenues	68.6%	68.7%
Total Operating Expense(1)	14,488	30,565

Contribution Margin(1)	$5,206	$10,450

% of Revenues	18.1%	17.5%

(1)
Does not include any costs or expenses associated with operating the Business as a stand-alone company.

        The internal financial forecasts were not prepared with a view toward public disclosure, nor were they prepared with a view toward compliance with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts, or generally accepted accounting principles. In addition, the prospective financial information included in the internal financial forecasts included in this document has been prepared by, and is the responsibility of, the Company's management. PricewaterhouseCoopers LLP has neither examined, compiled nor performed any procedures with respect to the accompanying internal financial forecasts and, accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. The PricewaterhouseCoopers LLP report included in this document relates to the Company's historical financial information. It does not extend to the internal financial forecasts and should not be read to do so. The financial projections do not comply with generally accepted accounting principles. The summary of these internal financial forecasts is not being included in this proxy statement to influence our stockholders' decision whether to vote to adopt and approve the Asset Sale and the Asset Purchase Agreement, but because these internal financial forecasts were reviewed by our board of directors in connection with its evaluation of the Business, the Asset Purchase Agreement and the transactions contemplated thereby, including the Asset Sale, and made available by us to our financial advisor and to Dialogic.

        These internal financial forecasts were based on expectations and assumptions at the time such financial forecasts were prepared and were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of our management and may prove not to have been, or may no longer be, accurate. Important factors that may affect actual results and result in the forecast results not being achieved include, but are not limited to, the inherently unpredictable nature of projections and the fact that they do not reflect a final board of directors approved strategic plan; the failure to develop competitive products; factors affecting pricing; fluctuations in demand; reductions in communications spending; the failure to retain key management and technical personnel; adverse reactions to the proposed Asset Sale by our customers, suppliers and strategic partners and other risks described in our report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2007. In addition, the internal financial forecasts may be affected by our ability to achieve strategic goals, objectives and targets over the applicable period. These assumptions upon which the financial forecasts were based necessarily involve judgments with respect to, among other things, future economic, competitive and regulatory conditions and financial market conditions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. The internal financial forecasts also reflect assumptions as to certain business decisions relating to the Business that are subject to change.

Purpose of the Asset Sale

        The purpose of the Asset Sale is to realize the maximum value of the Business and thereby enable us to focus our resources on the LiveWire Mobile business, which we believe has the greatest opportunity for growth, profitability and maximizing stockholder value.

        We currently operate two principal businesses, namely the Business and LiveWire Mobile. The Business operates in a challenging economic environment that we believe will become significantly more challenging in the future. These challenges include, without limitation, declines in the short- and long-term prospects of the Business, consolidation in the telecommunications equipment industry and the fundamental transition of network technologies from circuit switched to Internet Protocol-based networks.

        LiveWire Mobile operates in a growing mobile personalization services market that we believe will offer better short- and long-term prospects than the Business. LiveWire Mobile offers managed services to operators enabling them to provide a range of mobile personalization services to consumers, including ring and ring-back tones, full track downloads and music video downloads. Operators offer these services to their customers as a la carte purchases and through monthly subscriptions. The global market for such mobile personalization services is projected by Juniper Research to grow from $10.7 billion in 2008 to $17.5 billion in 2012. In light of this large and growing market, we believe that the managed service model currently being pursued by LiveWire Mobile has the potential to provide meaningful growth and sustainable profitability.

        The consummation of the Asset Sale and the possible restructuring of the Company will provide the LiveWire Mobile business additional financial resources to pursue the growing mobile personalization services market, while selling a business that operates in a challenging economic market which we believe will become significantly more challenging in the future.

Proceeds from the Asset Sale

        We intend to use the net proceeds from the sale for, among other things, repayment of outstanding debt, the payment of certain severance and other related liabilities of NMS in addition to other severance-related liabilities specified in the Asset Purchase Agreement, the restructuring of our remaining LiveWire Mobile business after the Asset Sale, working capital and general corporate purposes.

        The net proceeds from the sale of the Business and subsequent restructuring actions that we intend to take are intended to provide the financial resources and reduced cost profile to enable us to make ongoing business investments while achieving profitability from operations within calendar 2009.

Effects of the Asset Sale

        If the Asset Sale and the Asset Purchase Agreement are adopted and approved by our stockholders and the other conditions to closing are satisfied, we expect to focus exclusively on our LiveWire Mobile business.

        The Business constituted approximately 76.7% of our revenues in the first half of fiscal 2008 and approximately 84.0% of our revenues in fiscal 2007. The Business contributed $4.6 million of operating income in the first half of fiscal 2008 and approximately $19.0 million of operating income in fiscal 2007. Following the Asset Sale, our ability to produce revenues and income in the short term will be substantially reduced. As such, the proceeds from the Asset Sale, along with other liquidity that we have access to, may not be adequate to bring our developing managed service offerings to market, nor can we be certain that our future services, even if brought to market, will be sufficiently profitable to justify the sale of the Business.

        In addition, under the Asset Purchase Agreement, we have agreed to indemnify Dialogic for a period of 12 months after the closing for a number of specified matters including the breach of our representations, warranties and covenants contained in the Asset Purchase Agreement, and in some cases for the applicable statute of limitations. That indemnification obligation could cause us to be liable to Dialogic under certain circumstances, which would decrease the remaining cash available for use in connection with any future corporate purposes.

        Finally, we will continue to comply with the applicable reporting requirements of the Securities Exchange Act of 1934, as amended.

        If the Asset Sale is not approved by our stockholders and therefore not completed, we will likely be forced to immediately and significantly restructure the company and pursue alternative financing arrangements which could be significantly dilutive to our current stockholders. Such a restructuring could have the effect of significantly reducing the value creation opportunity from the LiveWire Mobile business and there can be no assurances that the value of the Business will not be significantly impaired.

Other Agreements and Transactions Related to the Asset Sale

  Escrow Agreement

        As a condition to the Asset Sale, we will enter into an Escrow Agreement by and among, NMS, Dialogic and the escrow agent named therein pursuant to which the escrow agent will hold, subject to the terms and conditions of the escrow agreement, (i) the $2,800,000 indemnification escrow amount in an escrow account until the first anniversary of the closing of the Asset Sale, subject to any claims which may be made by Dialogic, and (ii) $440,000 working capital amount in an escrow account until the resolution of any required working capital adjustment pursuant to the terms and conditions of the Asset Purchase Agreement.

  Transition Services Agreement

        Pursuant to the Asset Purchase Agreement, we have agreed to negotiate in good faith and use commercially reasonable efforts to enter to a transition services agreement with Dialogic pursuant to which the parties shall provide certain transitional, administrative and support services to each other. The scope and cost of such services shall be mutually agreed upon between NMS and Dialogic.

Interests of Our Directors and Executive Officers in the Asset Sale

        In considering the recommendation of our board of directors with respect to the Asset Sale, our stockholders should be aware that some of our directors and executive officers have personal interests in the Asset Sale that are, or may be, different from, or in addition to, your interests. Our board of directors was aware of the interests described below and considered them, among other matters, when approving the Asset Sale.

  Severance Protection Agreements

        Each of Robert P. Schechter, Herbert Shumway, Joel Hughes, Steve Gladstone and Todd Donahue has previously entered into severance protection agreements (each, a "Severance Protection Agreement") with NMS. The Severance Protection Agreements provide that if during the 18 month period following a "change in control" of the Company the executive officer is terminated without "cause" or terminates his employment for "good reason" (as each term is defined in the applicable Severance Protection Agreement), he will receive severance payments and benefits equal to:

    (a)
    one year of base salary;

    (b)
    the higher of the current annual target bonus and the highest of the last three annual bonuses paid;

    (c)
    benefits continuation (including life insurance, disability, medical, dental and hospitalization coverage for one year); and

    (d)
    acceleration of all unvested stock options.

        Mr. Gladstone's Severance Protection Agreement also provides that if any payments to the executive officer pursuant to the agreement or otherwise would be subject to the excise tax imposed as a result of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), then the executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the executive of all taxes (including any interest or penalties imposed with respect to such taxes), including any income tax, employment tax or excise tax, imposed upon the Gross-Up Payment, the executive retains an amount of the Gross-Up Payment equal to the excise tax imposed upon the Total Payments.

  Agreements Entered into and Actions in Connection with the Asset Sale

        On July 21, 2008, NMS and Steve Gladstone entered into a retention agreement pursuant to which Mr. Gladstone will receive the greater of (i) $400,000 and (ii) one percent (1%) of the total gross consideration received by the Company in connection with any "change in control" (as defined in the retention agreement). The transactions contemplated by the Asset Purchase Agreement constitute a change in control under this retention agreement. As a result, subject to the terms and conditions of this retention agreement, Mr. Gladstone would be entitled to a one time lump sum payment of $400,000 within 30 days following the closing of the Asset Sale. Mr. Gladstone's retention bonus is also subject to the condition that, at Buyer's request, he provide transition services to Dialogic for up to 90 days.

        On October 2, 2008, Mr. Hughes and the Company entered into an amendment to Mr. Hughes' Severance Protection Agreement pursuant to which it is agreed that the Asset Sale and the transactions contemplated by the Asset Purchase Agreement will not constitute a change in control under his Severance Protection Agreement.

        On October 2, 2008, Mr. Donahue and the Company entered into an amendment to Mr. Donahue's Severance Protection Agreement pursuant to which it is agreed that the Asset Sale and the transactions contemplated by the Asset Purchase Agreement will not constitute a change in control under his Severance Protection Agreement.

        On October 2, 2008, Mr. Schechter and the Company entered into an amendment to Mr. Schechter's Severance Protection Agreement pursuant to which Mr. Schechter agreed to forego a bonus amount of $434,720 that he would otherwise have been entitled to under his Severance Protection Agreement upon the termination by him for good reason or by us without cause within 6 months following the consummation of the Asset Sale.

        In addition, on October 2, 2008, the compensation committee approved transaction bonuses to Messrs. Shumway and Donahue, payable if the Asset Sale is consummated in the manner consistent with our employee retention policy adopted on August 18, 2008. The table below shows the approximate transaction bonus payable to each of Messrs. Shumway and Donahue, assuming his employment continues through the date of consummation of the Asset Sale.

  Severance Benefits and Other Payments in Connection with the Asset Sale

        Under the Severance Protection Agreements currently in effect, a change in control is defined to include the merger, consolidation, or reorganization of or disposition by the Company of substantially all its business, other than in connection with a mere change of place of incorporation or similar mere change in form. The transactions contemplated by the Asset Purchase Agreement constitute a change in control under the Severance Protection Agreements. As described above, each of Messrs. Hughes and Donahue are not entitled to any severance benefits under his Severance Protection Agreement in connection with the Asset Sale and the transactions contemplated by the Asset Purchase Agreement.

        Based on a hypothetical termination date on the record date, the Asset Sale will result in the following severance benefits and other payments in accordance with the terms of each executive officer's Severance Protection Agreement, Mr. Gladstone's retention agreement and transaction bonuses described above, as applicable:

	Robert P. Schechter ($)(1)	Herbert Shumway ($)	Joel Hughes ($)	Steve Gladstone(4) ($)	Todd Donahue ($)
Base Salary	395,200	250,000	—	220,000	—
Bonus	—	150,000	—	88,000	—
Benefits(2)	11,004	11,004	—	16,608	—
Fair Market Values of Accelerated Equity Compensation(3)	0	0	0	0	0
Transaction Bonus	—	150,000	—	400,000	75,000

Total	$406,204	$561,004	$0	$724,608	$75,000

(1)
Severance benefits for Mr. Schechter are based on amounts agreed to in Mr. Schechter's Severance Protection Agreement, as amended.

(2)
Equal to the value of the life insurance, disability, medical, dental and hospitalization coverage premiums for one year of coverage.

(3)
Equal to the difference between the closing market price on the record date minus the exercise price with respect to the accelerated portion of equity compensation. Since the exercise price for all equity compensation held by each of the executive officers is greater than the closing market price on the record date, these amounts are equal to $0.

(4)
Excludes the amount of any Gross-Up Payment. As noted above, Mr. Gladstone's Severance Protection Agreement provides if any payments to Mr. Gladstone pursuant to the agreement or otherwise would be subject to the excise tax imposed as a result of Section 280G of the Code, Mr. Gladstone shall be entitled to receive a Gross-Up Payment as provided therein. Based on a Section 280G analysis performed by NMS, if the payments to Mr. Gladstone set forth in the table above are subject to the excise tax imposed by Section 280G of the Code, Mr. Gladstone would be entitled to a Gross-Up Payment of approximately $270,000. The approximate amount in the foregoing sentence is an estimate that must be revised to reflect the timing of payment, interest rates and income tax rates.

Dissenters' Rights

        You will not experience any change in your rights as a stockholder as a result of the Asset Sale. None of Delaware law, the Charter or our bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with the Asset Sale, and we do not intend to independently provide stockholders with any such right. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with the Asset Sale. Our shares of Common Stock will remain publicly traded on the Nasdaq Global Market following the closing of the Asset Sale.

Accounting Treatment of the Asset Sale

        Under accounting principles generally accepted in the United States of America, upon stockholder adoption and approval of the Asset Sale and the Asset Purchase Agreement, we expect to reflect the results of operations of the Business as discontinued operations, including the related gain on the sale, net of any applicable taxes commencing with the quarter during which the Asset Sale is probable of occurring and is approved by the stockholders. For further information, see the unaudited pro forma condensed financial information included in this proxy statement.

Financing; Source and Amount of Funds

        The Asset Sale is not conditioned on Dialogic's ability to obtain financing. Dialogic has received (i) an equity commitment letter from Investcorp Technology Ventures II, L.P. ("Investcorp") pursuant to which, and subject to the conditions contained therein, Investcorp has committed to make a capital contribution of up to $13 million to Dialogic to fund a portion of the consideration payable by Dialogic pursuant to and in accordance with the Asset Purchase Agreement and (ii) a debt commitment letter from Special Value Opportunities Fund, LLC, Special Value Expansion Fund, LLC and Tennenbaum Opportunities Partners V, LP (collectively, the "Lender") pursuant to which, and subject to the conditions contained therein, Lender has committed to make a loan of up to $15 million to Dialogic to fund a portion of the consideration payable by Dialogic pursuant to and in accordance with the Asset Purchase Agreement.

        Both the equity commitment and debt letter and the funding by Investcorp and Lender, respectively, are subject to the satisfaction or waiver of each of the conditions to Dialogic's obligations to consummate the transactions contemplated by the Asset Purchase Agreement.

MATERIAL U.S. FEDERAL, STATE AND FOREIGN INCOME TAX CONSEQUENCES

        The Asset Sale will not result in any material U.S. federal income tax consequences to our stockholders. The transaction will be a taxable event to NMS for U.S. federal income tax purposes, but NMS expects, subject to the completion and outcome of certain tax analysis and studies currently in process, that a substantial portion or all of the taxable gain resulting from the Asset Sale will be offset by net operating losses. These analyses include studies to assess the potential impact of ownership changes on our net operating losses under Internal Revenue Code Section 382. At a minimum, however, the Asset Sale is expected to result in some federal alternative minimum tax being imposed on NMS in the year of the sale and may, depending upon several factors, result in the imposition of federal income taxes in subsequent years that may or may not be offset by any available tax losses and credits. In addition, assuming net operating losses are used to offset the gain recognized on our other asset dispositions, NMS expects that all or substantially all of the taxable gain resulting from the Asset Sale will be subject to state income tax, which may be substantially reduced if NMS is able to substantiate and claim certain tax credits. Furthermore, NMS may be subject to income taxes in foreign jurisdictions on the gain from the Asset Sale. The Asset Sale also may result in NMS being subject to foreign, state or local sales, use or other taxes in jurisdictions in which NMS files tax returns or has assets.

REGULATORY MATTERS

        Mergers and acquisitions that may have an impact in the United States are subject to review by the Department of Justice and the Federal Trade Commission to determine whether they comply with applicable antritrust laws. NMS believes that the Asset Sale is not subject to the Hart Scott Rodino Act Antitrust Improvements Act of 1976 or the reporting and waiting requirements of any other United States antitrust law.

ASSET PURCHASE AGREEMENT

        The following is a summary of the material terms of the Asset Purchase Agreement. This summary does not purport to describe all the terms of the Asset Purchase Agreement and is qualified by reference to the complete Asset Purchase Agreement, which is attached as Annex A to this proxy statement. We urge you to read the Asset Purchase Agreement carefully and in its entirety because it, and not this proxy statement, is the legal document that governs the Asset Sale.

        The terms of the Asset Purchase Agreement (such as the representations and warranties) are intended to govern the contractual rights and relationships, and allocate risks, between the parties in relation to the Asset Sale. The Asset Purchase Agreement contains representations and warranties that

NMS, on the one hand, and Dialogic on the other hand, made to each other as of specific dates. The representations and warranties were negotiated between the parties with the principal purpose of setting forth their respective rights with respect to their obligations to consummate the Asset Sale and may be subject to important limitations and qualifications as set forth therein, including a contractual standard of materiality different from that generally applicable under federal securities laws.

        In addition, such representations and warranties are qualified by information in confidential disclosure schedules that NMS and Dialogic have exchanged in connection with signing the Asset Purchase Agreement. While NMS does not believe that the disclosure schedules contain information that the securities laws require to be publicly disclosed, the disclosure schedules do contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the attached Asset Purchase Agreement. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts, since they are modified by the underlying disclosure schedules. These disclosure schedules contain information that has been included in our prior public disclosures, as well as potential additional non-public information. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the Asset Purchase Agreement, which subsequent information may or may not be fully reflected in our public disclosures.

General

        Under the terms of the Asset Purchase Agreement, Dialogic has agreed to purchase the Business. Pursuant to the terms of the Asset Purchase Agreement, upon the closing of the Asset Sale, Dialogic will make a cash payment of $28,000,000 to NMS, subject to customary adjustments described below. $2,800,000 of the purchase payment will be funded into an escrow account to settle certain indemnification claims that may be made by Dialogic, $440,000 of the purchase payment will be funded into an escrow account to settle any working capital adjustments and the remaining balance will be paid in cash to NMS. In addition, except for the severance obligations related to up to 25 specified employees, Dialogic has also agreed to pay the severance obligations of each NMS employee primarily involved in the Business (a "Business Employee") that either (i) did not receive an offer for employment from Dialogic or (ii) who received an offer for employment from Dialogic which was not on terms substantially similar to the terms which Dialogic would normally offer to a new employee for the same position with similar education and experience and located in the same geographic region. Any severance obligation assumed by NMS results in an upward adjustment to the purchase price.

        The purchase price to NMS may be adjusted based upon the working capital of Business as of the close of business on the date immediately preceding the closing of the Asset Sale. No later than three days prior to the closing date of the Asset Sale, NMS will prepare an estimated calculation of the working capital of the Business as of the close of business on the date immediately preceding the closing of the Asset Sale. If, as of the closing date, working capital is not within the target ranges set out in the Asset Purchase Agreement, the $28,000,000 purchase price will be increased or decreased, as applicable, to the extent working capital is outside the target range. Within 45 days after the closing date of the Asset Sale, Dialogic will prepare a calculation of the working capital of the Business as of the close of business on the date immediately preceding the closing of the Asset Sale. If NMS disagrees in good faith with Dialogic's working capital calculation, NMS and Dialogic shall use commercially reasonable efforts to reach agreement on the disputed items. If NMS and Dialogic are unable to reach agreement on the such disputed items within 30 days after NMS notifies Dialogic of such disagreement, the parties shall retain a nationally recognized accounting firm to resolve the dispute. If the purchase price is increased based on this post-closing working capital adjustment, Dialogic will wire funds to NMS in the amount of the increase and NMS and Dialogic will instruct the escrow agent to release the working capital escrow account to NMS. If the purchase price is to be reduced based on this working capital adjustment, Dialogic and NMS will submit joint written instructions to the escrow agent, directing that the amount of the reduction be paid to Dialogic from the working capital escrow account and NMS will pay directly to the Dialogic the amount that any purchase price reduction exceeds the amount in the working capital escrow account.

Closing

        Closing of the Asset Sale under the Asset Purchase Agreement will occur on a date following the satisfaction or waiver of all conditions to the obligations of the parties to consummate the transactions contemplated thereby, including the adoption and approval of the Asset Sale and the Asset Purchase Agreement by the holders of a majority of our Common Stock outstanding on the record date.

Representations and Warranties

        The Asset Purchase Agreement contains a number of customary representations and warranties applicable to NMS, subject in some cases to customary qualifications, relating to, among other things, the following:

  •
  valid existence and good standing, and other corporate matters of NMS;

  •
  authorization, valid execution and delivery, and enforceability of the Asset Purchase Agreement;

  •
  conflicts or violations under charter documents, contracts and instruments or law;

  •
  delivery and accuracy of financial statements related to the Business;

  •
  absence of certain changes related to the Business;

  •
  brokers' or finders' fees, and other fees with respect to the Asset Sale;

  •
  pending or threatened material litigation related to the Business;

  •
  filing and accuracy of SEC reports;

  •
  compliance with laws and reporting requirements;

  •
  absence of undisclosed liabilities;

  •
  title, condition and sufficiency of the assets of the Business;

  •
  taxes;

  •
  matters related to employee benefits related to the Business;

  •
  labor and employment matters related to the Business;

  •
  material contracts related to the Business;

  •
  real estate related to the Business;

  •
  environmental liability matters related to the Business;

  •
  regulatory matters related to the Business;

  •
  intellectual property matters related to the Business;

  •
  opinion of financial advisor;

  •
  information contained in this proxy statement;

  •
  illegal payments or activities;

  •
  matters related to product warranties related to the Business;

  •
  insurance coverage;

  •
  privacy of customer information;

  •
  suppliers related to the Business;

  •
  inventories related to the Business;

  •
  receivables related to the Business;

  •
  customers related to the Business;

  •
  government contracts related to the Business; and

  •
  foreign assets control regulations related to the Business.

        Certain representations and warranties in the Asset Purchase Agreement provide exceptions for items that are not reasonably likely to have a "Business Material Adverse Effect." For purposes of the Asset Purchase Agreement, a "Business Material Adverse Effect" means a change, event or effect that, individually or in the aggregate, has a material adverse effect on the business, operations, assets, results of operations, or financial condition of the Business taken as a whole, other than a change, event or effect resulting from:

  •
  general changes in the economy or financial markets of the United States or any other region outside of the United States, provided, that such changes do not affect the Business in a materially disproportionate manner;

  •
  changes in general legal, regulatory, political, economic or business conditions (including the commencement, continuation or escalation of a war or material armed hostilities, acts of terrorism, or the occurrence of natural disasters) that generally affect industries in which NMS conducts the Business, provided, that such changes do not affect the Business in a materially disproportionate manner;

  •
  changes in generally accepted accounting principals that generally affect industries in which NMS conducts the Business, provided, that such changes do not affect the Business in a materially disproportionate manner;

  •
  the announcement of the Asset Purchase Agreement or pendency or consummation of the transactions contemplated thereby;

  •
  the identity of Dialogic or any of its affiliates as the acquiror of the Business;

  •
  compliance with the terms of, or the taking of any action required by the Asset Purchase Agreement or consented to by Dialogic; or

  •
  any decline in the market price, or change in trading volume, of the capital stock of NMS.

provided, that the underlying causes of such failure shall be considered in determining whether there was a "Business Material Adverse Effect."

        The Asset Purchase Agreement also contains a number of customary representations and warranties applicable to Dialogic, subject in some cases to customary qualifications, relating to, among other things, the following:

  •
  valid existence and good standing, and other corporate matters of Dialogic;

  •
  authorization, valid execution and delivery, and enforceability of the Asset Purchase Agreement;

  •
  conflicts or violations under charter documents, contracts and instruments or law;

  •
  brokers' or finders' fees, and other fees with respect to the Asset Sale;

  •
  pending or threatened material litigation;

  •
  available funds and matters related to the commitment letters;

  •
  information contained in this proxy statement; and

  •
  ownership of NMS Common Stock.

Indemnification; Survival of Indemnification Obligations

        After closing of the Asset Sale, we have agreed to indemnify and hold Dialogic and its affiliates harmless from any loss arising out of (i) any misrepresentation or breach of representations and warranties by us, (ii) breaches by us of any covenants or agreements made or to be performed by us under the Asset Purchase Agreement, (iii) any excluded liabilities under the Asset Purchase Agreement, (iv) any post-closing downward adjustment to working capital that exceeds the amount of the working capital escrow fund or (v) any failure by us to comply with bulk transfer laws. In general, we are required to indemnify Dialogic for any indemnifiable losses arising out of a breach of our representations or warranties, subject to certain exceptions, for a period of 12 months following the closing date of the Asset Sale and are required to indemnify Dialogic for any indemnifiable losses arising out of covenants and other matters, including claims based on fraud and breaches of representations and warranties relating to title, condition and sufficiency of the assets and taxes may be brought until the expiration of the applicable statute of limitations. In general, we are not obligated to make Dialogic whole for any losses suffered as a result of our representations and warranties (other than claims based upon breaches of representations and warranties relating to title, condition and sufficiency of the assets and taxes which we are obligated to indemnify Dialogic for all losses) until Dialogic suffers losses in excess of $300,000, at which point we are obligated to indemnify Dialogic to the full extent of all losses, subject to limitations set forth below. In addition, our liability for any claim for indemnification brought by Dialogic based upon a breach of a representation or warranty is limited to $2,800,000, except for indemnification claims made in connection with breaches of the representations and warranties relating to title, condition and sufficiency of the assets and taxes, which are limited to $28,000,000. Pursuant to the Asset Purchase Agreement, $2,800,000 of the cash payment to be made by Dialogic to us at the closing of the Asset Sale will be funded into an escrow account to settle certain indemnification claims which may be made by Dialogic. The indemnification escrow is the sole and exclusive remedy for Dialogic with respect to breaches of our representations and warranties except for indemnification claims made in connection with breaches of the representations and warranties relating to title, condition and sufficiency of the assets and taxes which Dialogic may recover against us in an amount of up to $28,000,000. Claims for breaches of covenants and related to any liability excluded by Dialogic under the Asset Purchase Agreement, are not subject to the limitations on indemnification set forth above, and Dialogic may proceed directly against NMS for any such claims. If no claims are made by Dialogic as of the first anniversary of the closing of the Asset Sale, the indemnification escrow amount will be released to NMS.

        After closing of the Asset Sale, Dialogic has agreed to indemnify and hold us and our affiliates harmless from any loss arising out of (i) any breach of representations and warranties by Dialogic, (ii) breaches by Dialogic of any covenants made or to be performed by it under the Asset Purchase Agreement, or (iii) any liability assumed by Dialogic under the Asset Purchase Agreement. In general, Dialogic is not obligated to make us whole for any losses until we suffer losses in excess of $300,000 at which point it is obligated to indemnify us to the extent of all losses, subject to limitations set forth below. In addition, Dialogic's liability for any claim for indemnification brought by us based upon a breach of a representation or warranty by Dialogic is limited to $2,800,000.

Covenants and Agreements

        Under the Asset Purchase Agreement, we have agreed to abide by certain customary covenants prior to the closing of the Asset Sale. Among others, these covenants include an agreement to not take any of the following actions related to the Business without the written consent of Dialogic:

  •
  sell, lease, license or dispose of any of the assets to be sold or stock in certain NMS subsidiaries, or mortgage, pledge or encumber the assets to be sold, other than in the ordinary course of business consistent with past practice;

  •
  except for ordinary course contracts with customers of the Business, enter into or amend any contract to be acquired by Dialogic, other than in the ordinary course of business consistent with past practice;

  •
  except as permitted under the Asset Purchase Agreement, make or commit to make any capital expenditures related to the Business;

  •
  settle or compromise any litigation or other dispute relating to the Business with an amount paid in settlement or compromise exceeding $75,000;

  •
  except as permitted by the Asset Purchase Agreement, authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation or dissolution of NMS or NMS subsidiaries that own any of the assets to be sold;

  •
  acquire material assets, securities, properties, interests or businesses for the conduct of Business, other than in the ordinary course of business consistent with past practice;

  •
  make any loans, advances or capital contributions to, or investments in, any other person with respect to the Business, other than in the ordinary course of business consistent with past practice;

  •
  create, incur or assume indebtedness with respect to the Business;

  •
  enter into an agreement that materially restricts our ability to compete in a certain geographical area, grants certain rights such as exclusivity or "most favored nation" rights to a third party, or is a contract for the purchase of all or substantially all or a given portion of the Business's requirements from a particular third party which is material to the Business;

  •
  abandon or fail to maintain any of the intellectual property assets to be sold, or license any of the intellectual property assets to be sold, other than in the ordinary course of business consistent with past practice;

  •
  increase compensation for a Business employee with a base salary of more than $100,000, or any other Business employee (other than routine and customary salary increases);

  •
  grant or increase a bonus, severance, termination pay, benefit or other compensation of any Business employee;

  •
  enter into an employment agreement or deferred compensation agreement with an employee (or amend any such existing agreement) or establish, adopt, amend or terminate a Business benefit plan for Business employees (except as required by law);

  •
  change accounting methods or practice, except as required by generally accepted accounting principals or law as agreed to by our independent public accountants;

  •
  take certain actions in connection with confidentiality or standstill agreements relating to the Business or the assets to be sold;

  •
  engage in trade loading practices or other promotional activities to accelerate the sales cycle or conduct promotional sales outside of the ordinary course of business;

  •
  take any action that would cause any of our representations or warranties to be untrue;

  •
  make or change any tax election with respect to non-income taxes levied with respect to the assets to be sold; or

  •
  transfer or redirect any assets or working capital related to the Business to any excluded subsidiary, or transfer or redirect any liabilities of NMS, a subsidiary of NMS or an excluded subsidiary to the Business.

        We have agreed to promptly notify Dialogic following any material developments or changes with respect to the business or upon becoming aware of any event arising after the date of the Asset Purchase Agreement that would result in any material breach of our representations, warranties or covenants.

No Negotiation

        The Asset Purchase Agreement provides that, except as specifically provided for in the Asset Purchase Agreement, NMS shall not, nor shall it cause any of its affiliates or representatives to, directly or indirectly, take any action to:

  •
  initiate, solicit, encourage, or take any action to knowingly facilitate the submission of any acquisition proposal (as described below);

  •
  participate in any discussions or negotiations with, or furnish any non-public information to, any third party in connection with an acquisition proposal;

  •
  enter into any letter of intent or similar agreement with respect to any acquisition proposal; or

  •
  approve or recommend an acquisition proposal.

So long as we provide prompt notice to Dialogic, at any time prior to the adoption and approval of the Asset Sale and the Asset Purchase Agreement by our stockholders:

  •
  subject to compliance with the Asset Purchase Agreement, we may, in response to a bona fide written acquisition proposal obtained from a third party and not obtained in violation of the restrictions set out above, furnish information to such third party pursuant to a confidentiality agreement and participate in any discussions or negotiations with such third party, if our board of directors determines in good faith after consultation with its outside financial and legal advisors, as applicable, (i) that such acquisition proposal constitutes or is reasonably expected to lead to a superior proposal and (ii) the failure to take such actions would cause our board of directors to violate its fiduciary duties to our stockholders under applicable law;

  •
  subject to compliance with the Asset Purchase Agreement, our board of directors is permitted to change its recommendation to stockholders with respect to or enter into an alternative transaction that is a superior proposal, conditioned upon the payment to Dialogic of a $1,250,000 termination fee;

  •
  subject to compliance with the Asset Purchase Agreement, our board of directors is permitted to change its recommendation to stockholders, if it determines that doing so is consistent with its fiduciary duties to our stockholders under applicable law; and

  •
  subject to compliance with the Asset Purchase Agreement, our board of directors is permitted to take and disclose to our stockholders a position with respect to any tender offer or exchange offer by a third party or amend or withdraw such a position in accordance with applicable law.

        The term "acquisition proposal" means any bona fide written proposal or offer that was unsolicited, made after the date of the Asset Purchase Agreement and not otherwise obtained in breach of the Asset Purchase Agreement from a third party relating to any transaction involving (i) the purchase or acquisition of securities representing 50% or more of the voting power of NMS by way of a merger, tender offer, recapitalization, reorganization, liquidation, dissolution, business combination or consolidation, or any similar transaction; or (ii) a sale, lease exchange, mortgage, pledge, transfer or other acquisition of all or substantially all of the assets of either (1) NMS on a consolidated basis or (2) the Business, in each case, in one or a series of related transactions.

        The term "superior proposal" means any bona fide written acquisition proposal made by a third party that our board of directors and/or a committee of our board of directors determines in good faith, after consultation with its outside legal counsel and financial advisor, to be more favorable to NMS than the transactions contemplated by the Asset Purchase Agreement, taking into account all financial, regulatory, legal and other aspects of such acquisition proposal including, without limitation, the likelihood of consummation. If we enter into an agreement with any third party with respect to a superior proposal, we will be required to pay the termination fee of $1,250,000. See "The Asset Purchase Agreement—Termination Fee" beginning on page 37.

Employee Matters

        On or before the closing, Dialogic shall have the option to offer employment to each of our employees that is primarily engaged in the Business (each a "Business Employee"). Such offers of employment shall be made pursuant to an offer letter to be mutually agreed to by Dialogic or one of its subsidiaries and each such Business Employee; provided, that the terms set out in such offers of employment shall be substantially similar to the terms which Dialogic or the applicable subsidiary would normally offer to a new employee being hired for the same position with similar education and experience and located in the same geographic location and such offers will recognize the first date of service of each Business Employee with NMS for purposes of any benefits that relate thereto. NMS has agreed to use its commercially reasonable efforts to assist Dialogic in employing as new employees of Dialogic, the Business Employees offered employment. Any Business Employee who accepts Buyer's offer of employment and commences employment with Buyer shall be referred to, individually, as a "Transferred Employee" and, collectively, as the "Transferred Employees." Dialogic shall in no way be obligated to continue to employ any Transferred Employee for any specific period of time, except to the extent otherwise agreed to in writing by Dialogic and any Transferred Employee after the closing.

        From and after the closing, Dialogic shall provide each Transferred Employee with employee benefits that are substantially similar in the aggregate to those employee benefits provided by Dialogic or an applicable subsidiary of Dialogic to its other employees in that jurisdiction. Dialogic has agreed to, (i) with respect to Transferred Employees in North America, treat, and shall cause its applicable benefit plans to respect the service date for purposes of eligibility to participate, vesting and for other appropriate benefits including, but not limited to, applicability of minimum waiting periods for participation but excluding benefit accrual under any defined benefit plan of Dialogic or such subsidiary and (ii) with respect to Transferred Employees outside of North America, to the extent practicable, treat, and shall cause its applicable benefit plans to respect the service date for purposes of eligibility to participate, vesting and for other appropriate benefits including, but not limited to, applicability of minimum waiting periods for participation but excluding benefit accrual under any defined benefit plan of Dialogic.

        Except as otherwise provided in the Asset Purchase Agreement, NMS shall be liable for the administration and payment of all workers' compensation and health and welfare liabilities and benefits (including such liabilities arising out of the termination of employment of any Business Employee) with respect to any Transferred Employees to the extent resulting from claims arising prior the closing date. Except as otherwise provided in the Asset Purchase Agreement, Dialogic shall be liable for the administration and payment of all workers' compensation and health and welfare liabilities and benefits (including liabilities arising out of the termination of employment of any Business Employee) with respect to Transferred Employees to the extent resulting from claims arising on or after the closing date.

Conditions to Completion of the Asset Sale

        The obligations of NMS and Dialogic to complete the Asset Sale are subject to the satisfaction or waiver of the following conditions:

  •
  the receipt of our stockholder approval;

  •
  the receipt of material approvals, authorizations and consents of any governmental authority required to consummate the transactions or the expiration or termination of all waiting periods relating to such approvals, if any;

  •
  the absence of any order, injunction or decree by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the closing of the Asset Sale;

  •
  the absence of any statute, rule, regulation, order, injunction or decree that has been enacted, entered, promulgated or enforced by any governmental authority that prohibits, or makes illegal closing of the Asset Sale; and

  •
  the execution of the escrow agreement by NMS, Dialogic and the escrow agent.

        In addition, the obligations of Dialogic to complete the Asset Sale are subject to the satisfaction by NMS or waiver by Dialogic of conditions, including the following:

  •
  our representations and warranties shall be true and correct as of the date of the Asset Purchase Agreement and the date of the closing of the Asset Sale, except those representations and warranties which address matters only as of a particular date need only be true and correct as of such date, and except those changes that would not be reasonably expected to cause a Business Material Adverse Effect to NMS;

  •
  NMS shall have performed and complied in all material respects with each of the covenants, agreements and obligations NMS is required to perform under the Asset Purchase Agreement;

  •
  the absence of a Business Material Adverse Effect; and

  •
  the release of liens on certain of the assets being sold.

        In addition, the obligations of NMS to complete the Asset Sale are subject to the satisfaction by Dialogic or waiver by NMS of conditions, including the following:

  •
  Dialogic's representations and warranties shall be true and correct as of the date of the Asset Purchase Agreement and the date of the closing of the Asset Sale, except those representations and warranties which address matters only as of a particular date need only be true and correct as of such date, and except those changes that would not be reasonably expected to cause a material adverse effect to Dialogic; and

  •
  Dialogic shall have performed and complied in all material respects with each of the covenants, agreements and obligations Dialogic is required to perform under the Asset Purchase Agreement.

Termination

        We and Dialogic may by mutual written consent terminate the Asset Purchase Agreement at any time prior to the completion of the Asset Sale.

        In addition, either we or Dialogic may, in writing, terminate the Asset Purchase Agreement at any time prior to the effective time of the Asset Sale:

  •
  if consummation of the Asset Sale is enjoined, restrained or otherwise prohibited by the final nonappealable decision of a governmental body or court provided, that the terminating party must have used its reasonable efforts to have such decision lifted;

  •
  if the Asset Sale has not been completed on or before December 31, 2008 or, if the SEC decides to review this proxy statement, February 28, 2009, so long as the failure to complete the Asset Sale by such date is not the result of the failure of the terminating party to perform any of its obligations under the Asset Purchase Agreement, to act in good faith, or to use reasonable best efforts to consummate the Asset Sale;

  •
  if the adoption and approval of the Asset Purchase Agreement by our stockholders has not been obtained at the Special Meeting or any adjournment thereof by reason of the failure to obtain the required vote; or

  •
  if a material breach of any representation, warranty, covenant or other agreement in the Asset Purchase Agreement has been committed by the other party, and such breach has not been waived or cured within seven (7) days after written notice, provided that the party seeking termination is not itself in willful and material breach of any representation, warranty or covenant in the Asset Purchase Agreement.

        We may terminate, in writing, the Asset Purchase Agreement at any time prior to the receipt of our stockholders' approval of the Asset Sale if our board of directors has determined that an acquisition proposal is a superior proposal, provided that we give Dialogic written notice within two days of such determination and pay to Dialogic the termination fee of $1,250,000.

        Dialogic may terminate, in writing, the Asset Purchase Agreement at any time prior to the completion of the Asset Sale:

  •
  if, prior to the adoption and approval of the Asset Purchase Agreement by our stockholders, our board of directors (i) fails to include in this proxy statement its recommendation of the Asset Purchase Agreement or (ii) approves, endorses or recommends an alternative acquisition proposal to our stockholders; or

  •
  if Dialogic has received written notice from us that our board of directors has determined that an acquisition proposal is a superior proposal and we intend to enter into an acquisition agreement with the party making the superior proposal.

Termination Fee

        We will be obligated to pay Dialogic a fee of $1,250,000 in connection with the termination of the Asset Purchase Agreement in the event that:

  •
  if, prior to the receipt of requisite stockholder approval, Dialogic terminates the Asset Purchase Agreement as a result of our board of directors:
  •
  approving or recommending an acquisition proposal to NMS stockholders or approving or recommending that NMS stockholders tender their shares of Common Stock in any tender offer or exchange offer that is an acquisition proposal; or

  •
  failing to include in this proxy statement its recommendation that our stockholders should approve the Asset Sale;

  •
  if Dialogic terminates the Asset Purchase Agreement after receiving written notice from us that our board of directors has determined that an alternative acquisition proposal is a superior proposal; or

  •
  the Asset Purchase Agreement is terminated as a result of our stockholders failing to approve the Asset Sale when an acquisition proposal has been made prior to such termination, and within 12 months of such termination, we enter into a definitive agreement with respect to, recommend to our stockholders, or consummate the transaction contemplated by the acquisition proposal.

Expenses

        The Asset Purchase Agreement provides that all costs and expenses incurred in connection with the Asset Purchase Agreement and the transactions contemplated by the Asset Purchase Agreement will be paid by the party incurring the expenses.

Amendment

        The Asset Purchase Agreement may be amended, supplemented, or otherwise modified by the parties in writing by action of their boards of directors at any time before or after any approval of the Asset Purchase Agreement by the NMS stockholders, but after the stockholder approval, no amendment that requires stockholder approval without such stockholder approval.

Specific Performance

        NMS and Dialogic are entitled to seek an injunction to prevent breaches of the Asset Purchase Agreement by the other party and to enforce specifically the terms of the Asset Purchase Agreement, except that NMS is not entitled to seek specific performance to compel Dialogic to consummate the closing of the Asset Sale.

 SECURITIES OWNERSHIP OF BENEFICIAL OWNERS, DIRECTORS & MANAGEMENT

        The following table sets forth certain information regarding beneficial ownership of the Common Stock as of September 30, 2008, unless otherwise noted, by (a) each director of the Company, (b) each of our named executive officers, (c) all directors and executive officers as a group as of September 30, 2008, and (d) each person known to the Company to own beneficially 5% or more of its Common Stock. Except as otherwise indicated, each such person has sole investment and voting power with respect to the shares shown as being beneficially owned by such person (except to the extent authority is shared by spouses under applicable law), based on information provided to the Company. The information provided below regarding persons beneficially owning more than 5% of the Common Stock is based solely on public filings made by such persons with the SEC through September 30, 2008.

        Unless otherwise noted, the address of the following persons is c/o NMS Communications Corporation, 100 Crossing Boulevard, Framingham, Massachusetts 01702.

Beneficial Owner Name	Number of Shares Beneficially Owned(1)	Percent of Common Stock Outstanding(2)
5% Stockholders
Karen Singer(3)	4,995,756	10.9%
Kettle Hill Capital Management, LLC(4)	2,650,735	5.8%
Lloyd I. Miller, III(5)	2,584,736	5.6%
Sidus Investment Partners, L.P.(6)	2,330,460	5.1%
Directors and Named Executive Officers
Robert P. Schechter(7)	1,537,555	3.3%
Ofer Gneezy(8)	75,000	*
W. Frank King(9)	75,000	*
Pamela D.A. Reeve(10)	90,900	*
Ronald W. White(11)	85,000	*
Herbert Shumway(12)	549,000	1.2%
Joel Hughes(13)	680,938	1.5%
Todd Donahue(14)	64,000	*
Steve Gladstone(15)	100,000	*
All directors and executives officers as a group (10 persons)(16)	3,257,393	7.1%

*
Percentage is less than 1% of the total number of outstanding shares of the Common Stock.

(1)
The number of shares of Common Stock beneficially owned by each person is determined under rules promulgated by the SEC. Under these rules, a person is deemed to have "beneficial ownership" of any shares over which that person has or shares voting or investment power, plus any shares that the person has the right to acquire within 60 days following September 30, 2008, including through the exercise of stock options. The number of shares of Common Stock beneficially owned by each director and executive officer also assumes the acceleration of stock options upon consummation of the Asset Sale as contemplated in such person's stock option agreements and/or Severance Protection Agreements, as applicable.

(2)
The percent ownership for each stockholder on September 30, 2008 is calculated by dividing (a) the total number of shares beneficially owned by the stockholder by (b) 45,922,700 shares (the number of shares of our Common Stock outstanding as of the record date) plus any shares acquirable (including stock options exercisable) by the stockholder within 60 days following September 30, 2008.

(3)
Based solely upon a Schedule 13G/A filed with the SEC on August 7, 2008, Karen Singer reported that she has shared power to dispose of the 4,995,756 shares as the trustee of Singer Children's Management Trust. Her principal business office is 212 Vaccaro Drive Cresskill, NJ 07626.

(4)
Based solely upon a Schedule 13G jointly filed with the SEC on February 7, 2008, Kettle Hill Capital Management, LLC and Andrew Y. Kurita reported that each has shared power to dispose of the 2,650,735 shares owned by Kettle Hill Capital Management, LLC. The principal business office of Kettle Hill Capital Management, LLC is 101 Park Avenue, 23rd Floor, New York, NY 10178.

(5)
Based solely upon a Schedule 13G/A filed with the SEC on August 12, 2008, Lloyd I. Miller, III reported that he has shared power to dispose of 2,584,736 shares. The reporting person has sole voting and dispositive power with respect to 1,147,937 of the reported securities as a manager of a limited liability company that is the general partner of a certain limited partnership. The reporting person has shared voting and dispositive power with respect to 1,436,799 of the reported securities as an investment advisor to the trustee of a certain family trust. His principal business office is 4550 Gordon Drive, Naples, Florida 34102.

(6)
Based solely upon a Schedule 13G jointly filed with the SEC on February 13, 2008 by (i) Sidus Investment Partners, L.P., a Delaware limited partnership ("Sidus Partners"); (ii) Sidus Investments Ltd., a Cayman Islands exempted corporation, ("Sidus Investments"); (iii) Sidus Double Alpha Fund, L.P., a Delaware limited partnership ("Sidus Double Alpha"); (iv) Sidus Double Alpha Fund Ltd., a Cayman Islands exempted corporation ("Sidus Double Alpha Offshore"); (v) Sidus Investment Management, LLC, a Delaware limited liability company ("SID"); (vi) Mr. Alfred V. Tobia, Jr. and (vii) Mr. Michael J. Barone. SID is the investment manager of Sidus Partners, Sidus Investments, Sidus Double Alpha and Sidus Double Alpha Offshore, subject to the overall control of the managing members, Alfred V. Tobia, Jr. and Michael J. Barone, and thus could be deemed to share the power to vote and dispose or direct the disposition of such shares. Alfred V. Tobia, Jr. is a managing member of SID and thus could be deemed to share the power to vote and dispose or direct the disposition of such shares. Michael J. Barone is a managing member of SID and thus could be deemed to share the power to vote and dispose or direct the disposition of such shares. The principal business office of the Reporting Persons is 767 Third Avenue, 15th Floor, New York, New York, 10017.

(7)
Includes 1,045,000 shares subject to stock options exercisable within 60 days following September 30, 2008.

(8)
Consists of 62,500 shares subject to stock options exercisable within 60 days following September 30, 2008.

(9)
Consists of 62,500 shares subject to stock options exercisable within 60 days following September 30, 2008.

(10)
Includes 62,500 shares subject to stock options exercisable within 60 days following September 30, 2008.

(11)
Includes 72,500 shares subject to stock options exercisable within 60 days following September 30, 2008.

(12)
Includes 517,500 shares subject to stock options exercisable within 60 days following September 30, 2008.

(13)
Includes 400,000 shares subject to stock options exercisable within 60 days following September 30, 2008.

(14)
Includes 64,000 shares subject to stock options exercisable within 60 days following September 30, 2008.

(15)
Includes 100,000 shares subject to stock options exercisable within 60 days following September 30, 2008.

(16)
Includes 2,386,500 shares subject to stock options exercisable within 60 days following September 30, 2008.

 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
OF NMS COMMUNICATIONS CORPORATION

        On September 12, 2008, we agreed to sell our NMS Communications Platforms business (the "Business") to Dialogic Corporation ("Dialogic") pursuant to an Asset Purchase Agreement (the "Asset Purchase Agreement"). Dialogic will purchase the Business including accounts receivable, inventory, equipment, records and related intellectual property, and assume certain liabilities as set forth in the Asset Purchase Agreement. In accordance with the terms and conditions of the Asset Purchase Agreement, the Company will receive a cash payment of $28.0 million, plus or minus certain adjustments which include a working capital adjustment, a severance benefit obligation and a closing date payroll payment. Of the $28.0 million cash payment to be made at closing, $2.8 million will be funded into an escrow account to support any indemnification claims and $0.4 million will be held in escrow to settle certain contingencies that may arise related to levels of working capital at closing of the Asset Sale. The Company expects to account for the disposition of the Business as a discontinued operation in its consolidated financial statements in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-lived Assets, ("SFAS 144") if stockholder approval for the Asset Sale is obtained and the Asset Sale is probable.

        On March 17, 2008, the Company's wholly-owned subsidiary, LiveWire Mobile, Inc. ("LiveWire Mobile") acquired Groove Mobile, Inc. ("Groove Mobile"), a Delaware corporation whose operations were based in Bedford, Massachusetts. Under terms of the agreement, LiveWire Mobile acquired all the outstanding shares of Groove Mobile for the purchase price of $15.9 million, including total transaction costs and facility exit costs of approximately $1.4 million. The acquisition was accounted for as a purchase business combination. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2007 and for the six months ended June 30, 2008 and 2007 have been adjusted for the operational results of Groove Mobile as if the acquisition occurred on January 1, 2007.

        The following unaudited pro forma condensed consolidated financial statements illustrate the effects of the Asset Sale (the "Transaction"). The unaudited pro forma condensed consolidated balance sheet as of June 30, 2008 gives effect to the Transaction as if it occurred as of that date. The unaudited pro forma condensed consolidated statements of operations give effect to the Transaction as if it occurred on January 1, 2005.

        The unaudited pro forma condensed consolidated financial statements have been derived from, and should be read in conjunction with the Company's historical consolidated financial statements, including the notes thereto, in the Company's Annual Report filed on Form 10-K for the year ended December 31, 2007 (attached as Annex C) and Quarterly Report filed on Form 10-Q for the quarter ended June 30, 2008 (attached as Annex D), the consolidated financial statements for Groove Mobile filed on Form 8-K/A on June 2, 2008 (attached as Annex E) and the unaudited financial statements of the Business in this proxy statement. The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the financial position or results of operations that would have been achieved had the Groove Mobile acquisition and the Transaction occurred on the dates indicated, or that may be expected to occur in the future as a result of such transactions.

NMS COMMUNICATIONS CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

JUNE 30, 2008

		Sale of Business
	Company Historical(1)	Business Historical(2)	Pro Forma Adjustments		Pro Forma As Adjusted
	(In thousands)
ASSETS
Current assets:
Cash and cash equivalents	$9,257	$—	$15,621	C,D	$24,878
Accounts receivable, net	10,641	(7,266)	—		3,375
Inventories	2,856	(2,053)	—		803
Prepaid expenses and other current assets	2,598	(1,695)	4,282	C,I	5,185

Total current assets	25,352	(11,014)	19,903		34,241

Property and equipment, net	4,885	(2,902)	1,499	I	3,482
Goodwill	11,189	—	—		11,189
Intangible assets, net	13,172	(1,524)	—		11,648
Other assets, net	3,091	(865)	312	I	2,538

Total assets	$57,689	$(16,305)	$21,714		$63,098

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$4,471	$(2,515)	$579	I	$2,535
Accrued expenses and other liabilities	6,555	(4,768)	2,098	I	3,885
Accrued restructuring, current portion	1,545	(627)	627	I	1,545
Capital lease obligations, current portion	297	—	—		297
Revolving line of credit	3,987	—	(3,987	)D	—
Deferred revenue	3,014	(682)	—		2,332

Total current liabilities	19,869	(8,592)	(683)		10,594

Accrued restructuring, long term portion	1,882	(1,107)	1,107	I	1,882
Capital lease obligations, long term portion	196	—	—		196
Accrued warranty	72	(72)	—		—

Total liabilities	22,019	(9,771)	424		12,672

Commitments and contingencies
Stockholders' equity	35,670	(6,534)	21,290	E,I	50,426

Total liabilities and stockholders' equity	$57,689	$(16,305)	$21,714		$63,098

(1)
As reported in the Company's unaudited Quarterly Report on form 10-Q for the six months ended June 30, 2008.

(2)
Derived from the Business's unaudited financial information as of June 30, 2008.

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

NMS COMMUNICATIONS CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2008

		Purchase of Groove Mobile				Sale of Business
	Company Historical(1)	Groove Mobile Historical(2)	Pro Forma Adjustments		Pro Forma Combined	Business Historical(3)	Pro Forma Adjustments		Pro Forma As Adjusted
	(In thousands, except share data)
Revenues	$36,265	$1,004	$—		$37,269	$(27,805)	$—		$9,464
Cost of revenues	14,664	352	576	A	15,592	(9,005)	350	F	6,937

Gross profit	21,601	652	(576)		21,677	(18,800)	(350)		2,527
Operating expenses:
Selling, general and administrative	21,263	3,227	90	A	24,580	(10,790)	4,268	F	18,058
Research and development	10,610	935	—		11,545	(6,853)	732	F	5,424
Restructuring	1,415	—	—		1,415	(532)	532	H	1,415

Total operating expenses	33,288	4,162	90		37,540	(18,175)	5,532		24,897

Operating loss	(11,687)	(3,510)	(666)		(15,863)	(625)	(5,882)		(22,370)
Other income (expense)
Interest income	204	1	—		205	—	—		205
Interest expense	(15)	(161)	160	B	(16)	2	—		(14)
Other	(2,130)	(6)	—		(2,136)	18	—		(2,118)

Other income (expense), net	(1,941)	(166)	160		(1,947)	20	—		(1,927)

Loss from continuing operations before income taxes	(13,628)	(3,676)	(506)		(17,810)	(605)	(5,882)		(24,297)
Income tax expense	491	—			491	(98)	98	G	491

Loss from continuing operations	$(14,119)	$(3,676)	$(506)		$(18,301)	$(507)	$(5,980)		$(24,788)

Loss from continuing operations per common share—basic and diluted	$(0.31)				$(0.41)				$(0.55)

Shares used in loss per common share—basic and diluted	45,079				45,079				45,079

(1)
As reported in the Company's unaudited Quarterly Report on form 10-Q for the six months ended June 30, 2008.

(2)
As reported in Groove Mobile, Inc. unaudited financial information for the two and one half months ended March 16, 2008.

(3)
Derived from the Business's unaudited financial information for the six months ended June 30, 2008.

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

NMS COMMUNICATIONS CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2007

		Purchase of Groove Mobile				Sale of Business
	Company Historical(1)	Groove Mobile Historical(2)	Pro Forma Adjustments		Pro Forma Combined	Business Historical(3)	Pro Forma Adjustments		Pro Forma As Adjusted
	(In thousands, except share data)
Revenues	$38,600	$3,842	—		$42,442	$(33,104)	—		$9,338
Cost of revenues	15,759	2,346	1,339	A	19,444	(10,707)	305	F	9,042

Gross profit	22,841	1,496	(1,339)		22,998	(22,397)	(305)		296
Operating Expenses
Selling, general and administrative	20,469	2,972	210	A	23,651	(12,342)	4,467	F	15,776
Research and development	9,312	2,319	—		11,631	(6,174)	673	F	6,130

Total operating expenses	29,781	5,291	210		35,282	(18,516)	5,140		21,906

Operating loss	(6,940)	(3,795)	(1,549)		(12,284)	(3,881)	(5,445)		(21,610)
Other income (expense)
Interest income	730	25	—		755	—	—		755
Interest expense	—	(76)	71	B	(5)	—	—		(5)
Other	(320)	—	—		(320)	57	—		(263)

Other income (expense), net	410	(51)	71		430	57	—		487

Loss from continuing operations before income taxes	(6,530)	(3,846)	(1,478)		(11,854)	(3,824)	(5,445)		(21,123)
Income tax expense	71	—			71	8	(8	)G	71

Loss from continuing operations	(6,601)	(3,846)	(1,478)		(11,925)	(3,832)	(5,437)		(21,194)

Loss from continuing operations per common share—basic and diluted	$(0.15)				$(0.27)				$(0.49)

Shares used in loss per common share—basic and diluted	43,674				43,674				43,674

(1)
As reported in the Company's unaudited Quarterly Report on form 10-Q for the six months ended June 30, 2008.

(2)
As reported in Groove Mobile, Inc. unaudited financial information for the six months ended June 30, 2007.

(3)
Derived from the Business's unaudited financial information for the six months ended June 30, 2007.

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

NMS COMMUNICATIONS CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2007

		Purchase of Groove Mobile				Sale of Business
	Company Historical(1)	Groove Mobile Historical(2)	Pro Forma Adjustments		Pro Forma Combined	Business Historical(3)	Pro Forma Adjustments		Pro Forma As Adjusted
	(In thousands, except share data)
Revenues	$82,452	$7,326	$—		$89,778	$(69,229)	$—		$20,549
Cost of revenues	31,445	4,332	2,679	A	38,456	(21,220)	602	F	17,838

Gross profit	51,007	2,994	(2,679)		51,322	(48,009)	(602)		2,711
Operating Expenses
Selling, general and administrative	41,620	6,058	420	A	48,098	(24,642)	9,278	F	32,734
Research and development	18,200	4,569	—		22,769	(12,454)	1,340	F	11,655

Total operating expenses	59,820	10,627	420		70,867	(37,096)	10,618		44,389

Operating loss	(8,813)	(7,633)	(3,099)		(19,545)	(10,913)	(11,220)		(41,678)
Other income (expense)
Interest income	1,213	54	—		1,267	—	—		1,267
Interest expense	—	(433)	401	B	(32)	—	—		(32)
Other	(669)	44	—		(625)	114	—		(511)

Other income (expense), net	544	(335)	401		610	114	—		724

Loss from continuing operations before income taxes	(8,269)	(7,968)	(2,698)		(18,935)	(10,799)	(11,220)		(40,954)
Income tax expense	306	—			306	(264)	264	G	306

Loss from continuing operations	$(8,575)	$(7,968)	$(2,698)		$(19,241)	$(10,535)	$(11,484)		$(41,260)

Loss from continuing operations per common share—basic and diluted	$(0.20)				$(0.44)				$(0.94)

Shares used in loss per common share—basic and diluted	43,953				43,953				43,953

(1)
As reported in the Company's Annual Report on form 10-K for the year ended December 31, 2007.

(2)
As reported in Groove Mobile, Inc. unaudited financial information the year ended December 31, 2007.

(3)
Derived from the Business's unaudited financial information for the year ended December 31, 2007.

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

NMS COMMUNICATIONS CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2006

		Sale of Business
	Company Historical(1)	Business Historical(2)	Pro Forma Adjustments		Pro Forma As Adjusted
	(In thousands, except share data)
Revenues	$95,973	$(87,076)	$—		$8,897
Cost of revenues	33,063	(27,453)	783	F	6,393

Gross profit	62,910	(59,623)	(783)		2,504
Operating Expenses
Selling, general and administrative	44,269	(26,912)	10,840	F	28,197
Research and development	21,798	(13,583)	1,724	F	9,939
Restructuring	5,469	(3,610)	1,809	H	3,668

Total operating expenses	71,536	(44,105)	14,373		41,804

Operating loss	(8,626)	(15,518)	(15,156)		(39,300)
Other income (expense):
Interest income	1,730	—	—		1,730
Interest expense	—	—	—		—
Other	(786)	387	—		(399)

Other income (expense), net	944	387	—		1,331

Loss from continuing operations before income taxes	(7,682)	(15,131)	(15,156)		(37,969)
Income tax expense	377	(401)	401	G	377

Loss from continuing operations	$(8,059)	$(14,730)	$(15,557)		$(38,346)

Loss from continuing operations per common share—basic and diluted	$(0.17)				$(0.79)

Shares used in loss per common share—basic and diluted	48,467				48,467

(1)
As reported in the Company's Annual Report on form 10-K for the year ended December 31, 2007.

(2)
Derived from the Business's unaudited financial information for the year ended December 31, 2006.

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

NMS COMMUNICATIONS CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2005

		Sale of Business
	Company Historical(1)	Business Historical(2)	Pro Forma Adjustments		Pro Forma As Adjusted
	(In thousands, except share data)
Revenues	$108,559	$(101,790)	$—		$6,769
Cost of revenues	37,489	(32,718)	1,822	F	6,593

Gross profit	71,070	(69,072)	(1,822)		176
Operating Expenses
Selling, general and administrative	35,437	(25,320)	8,181	F	18,298
Research and development	21,960	(15,411)	2,135	F	8,684
Restructuring	—	—	—		—

Total operating expenses	57,397	(40,731)	10,316		26,982

Operating income (loss)	13,673	(28,341)	(12,138)		(26,806)
Other income (expense):
Interest income	1,643	—	—		1,643
Interest expense	(878)	571	—		(307)
Other	590	(785)	—		(195)

Other income (expense), net	1,355	(214)	—		1,141

Income (loss) from continuing operations before income taxes	15,028	(28,555)	(12,138)		(25,665)
Income tax expense	521	(658)	658	G	521

Income (loss) from continuing operations	$14,507	$(27,897)	$(12,796)		$(26,186)

Income (loss) from continuing operations per common share—basic	$0.30				$(0.55)

Income (loss) from continuing operations per common share—diluted	$0.30				$(0.54)

Shares used in income (loss) per common share from continuing operations—basic	47,884				47,884

Shares used in income (loss) per common share from continuing operations—diluted	48,285				48,285

(1)
As reported in the Company's Annual Report on form 10-K for the year ended December 31, 2007.

(2)
Derived from the Business's unaudited financial information for the year ended December 31, 2005.

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

 BASIS OF PRO FORMA PRESENTATION

        On September 12, 2008, we agreed to sell our Business (the "Business") to Dialogic Corporation ("Dialogic") pursuant to an Asset Purchase Agreement (the "Asset Purchase Agreement"). Dialogic will purchase the Business including accounts receivable, inventory, equipment, records and related intellectual property, and assume certain liabilities as set forth in the Asset Purchase Agreement. In accordance with the terms and conditions of the Asset Purchase Agreement, the Company will receive a cash payment of $28.0 million, plus or minus certain adjustments which include a working capital adjustment, a severance benefit obligation and a closing date payroll payment. Of the $28.0 million cash payment to be made at closing, $2.8 million will be funded into an escrow account to support any indemnification claims and $0.4 million will also be held in escrow to settle certain contingencies that may arise related to levels of working capital at closing of the Asset Sale. The Company expects to account for the disposition of the Business as a discontinued operation in its consolidated financial statements in accordance with SFAS 144 if stockholder approval for the Asset Sale is obtained and the Asset Sale is probable.

        The unaudited pro forma condensed consolidated balance sheet as of June 30, 2008 and 2007 has been adjusted to reflect the consummation of the Asset Sale as of that date. Additionally, the unaudited pro forma condensed consolidated statements of operations have been adjusted to reflect the Asset Sale for each period shown, as if the consummation of the Asset Sale occurred on January 1, 2005.

        On March 17, 2008, the Company's wholly-owned subsidiary, LiveWire Mobile, Inc. acquired Groove Mobile Inc., ("Groove Mobile") a Delaware corporation whose operations were based in Bedford, Massachusetts for a purchase price of $15.9 million, including total transaction costs and facility exit costs of $1.4 million. The acquisition was accounted for as a purchase business combination. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2007 and for the six months ended June 30, 2008 and 2007 have been adjusted for the operational results of Groove Mobile, Inc. as if the acquisition occurred on January 1, 2007.

 NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS OF NMS COMMUNICATIONS CORPORATION

        Pro Forma adjustments reflect only those adjustments which are supportable and directly attributable to the transaction. Pro Forma adjustments include the following:

  A.
  To record the amortization of acquired intangible assets based on fair value using the straight-line method over the estimated useful lives indicated below:

	Fair Value	Annual Amortization	Estimated Useful Life
	(In thousands)		(In years)
Core technology	$7,500	$2,679	2.8
Customer relationships	2,940	420	7.0

Total identifiable intangible assets	$10,440	$3,099

	Six Months Ended June 30,
			Year Ended December 31, 2007
	2008	2007
Amortization adjustment to cost of revenues	$576	$1,339	$2,679
Amortization adjustment to selling, general and administrative	90	210	420

Total	$666	$1,549	$3,099

  B.
  To record the elimination of Groove Mobile's historical interest expense and the deferred financing fees amortization associated with loans payable not assumed by the Company.

	Six Months Ended June 30,
			Year Ended December 31, 2007
(In thousands)	2008	2007
Interest expense associated with loan payable	$114	$47	$307
Interest expense associated with redeemable convertible preferred stock warrant liability	43	24	87
Deferred financing fees amortization	3	—	7

Total	$160	$71	$401

  C.
  To reflect the receipt of proceeds from the sale of the Business, less estimated direct transaction costs, as follows:

Amount
(In thousands)
Cash consideration	$28,000
Less: Cash held in escrow	(2,800)
Less: Working capital escrow	(440)
Less: Estimated transaction costs	(5,152)

Impact on cash and cash equivalents	$19,608

Cash held in escrow	$2,800
Working capital escrow	440

Impact on prepaid expenses and other current assets	$3,240

    The amount of estimated net cash proceeds does not include any costs associated with (i) any repayment of debt (see Note D below), (ii) any corporate-level severance obligations (see below) and (iii) any restructuring of our remaining LiveWire Mobile business after the closing of the Asset Sale. The Company anticipates it will retain all of the estimated net cash proceeds from the Asset Sale for working capital and general corporate purposes including, without limitation, the restructuring of our remaining LiveWire Mobile business.

        Estimated transaction costs are comprised of the following:

Amount
(In thousands)
Retention and transaction bonuses	$1,202
Bank fees	1,050
Legal fees	550
Accounting and tax fees	300
Retained severance obligations	2,050

Total estimated transaction costs	$5,152

    Per the terms of the Asset Purchase Agreement, the Company is obligated to pay the severance and related liabilities of up to 25 terminated Business Employees, as defined in the Asset Purchase Agreement, at the time of Closing. The Company estimates these costs to be $2,050,000. The total estimated transaction costs set forth above do not include the severance and other related liabilities of the Company set forth on page 27 and related to employees who are not Business Employees.

  D.
  To record the assumed repayment of debt associated with a revolving line of credit with a balance of $3,987,000.

  E.
  Adjustment to equity consists of estimated net assets of NMS sold to Dialogic of $6,534,000 as of June 30, 2008, and estimated gain on sale of net assets of $16,314,000. Based on an analysis of all available facts and circumstances, at this time, the Company believes that it will not recognize any material tax provisions on the sale of the Business for U.S., state, and foreign tax purposes. Furthermore, the Company does not believe that it will recognize a material U.S. alternative minimum tax provision on the pre-tax gain from the sale of the Business based on the Company's forecasted results for 2008. The estimate is dependent on, among other things, a final allocation of sales proceeds among domestic and foreign components of the Business, which cannot be determined with certainty at this time. The finalization of the allocation of sales proceeds and other estimates could result in different tax consequences.

    In addition, the Company has an agreement with Dialogic to be reimbursed for any transfer taxes, as defined in the Asset Purchase Agreement, associated with the sale of the Business.

    The estimated net gain is not reflected in the Pro Forma Income Statement as it is non-recurring, but it will be reflected in the Company's historical financial statements when the Transaction closes.

  F.
  To reflect the facility, overhead and corporate general and administrative costs that have been attributed to the Business but are expected to be borne by LiveWire Mobile after the disposition of the Business.

	Six Months Ended June 30,
	2008	2007
Cost of revenues	$350	$305
Selling, general and administrative	4,268	4,467
Research and development	732	673

Total facility, overhead and corporate general and administrative costs	$5,350	$5,445

	Year Ended December 31,
	2007	2006	2005
Cost of revenues	$602	$783	$1,822
Selling, general and administrative	9,278	10,840	8,181
Research and development	1,340	1,724	2,135

Total facility, overhead and corporate general and administrative costs	$11,220	$13,347	$12,138

  G.
  To reflect the income tax expense that has been attributed to the Business that is expected to be borne by LiveWire Mobile and the remaining subsidiaries after the disposition of the Business.

  H.
  To reflect restructuring costs that have been attributed to the Business but are expected to be the responsibility of LiveWire Mobile after the disposition of the Business.

	Six Months Ended June 30, 2008	Year Ended December 31, 2006
Restructuring	$532	$1,809

    For the six months ended June 30, 2007 and the years ended December 31, 2007 and 2005, there were no related restructuring costs.

  I.
  To reflect that certain assets, liabilities and related stockholders' equity have been attributed to the Business but remain the rights and obligations of LiveWire Mobile after the disposition of the Business. See notes F, G and H above. Balances for these items are shown as of June 30, 2008.

Amount
(In thousands)
Prepaid expenses and other current assets	$1,042
Property and equipment, net	1,499
Other assets, net	312

Total assets	$2,853

Accounts payable	579
Accrued expenses and other liabilities	2,098
Accrued restructuring, current portion	627
Accrued restructuring, long term	1,107

Total liabilities	$4,411

Total stockholders' equity	$(1,558)

 UNAUDITED FINANCIAL STATEMENTS OF NMS COMMUNICATIONS PLATFORMS BUSINESS
OF NMS COMMUNICATIONS CORPORATION

        The following are unaudited financial statements of the NMS Communications Platforms Business (the "Business") of NMS Communications Corporation (the "Company"). These unaudited financial statements have been derived from the Company's historical financial data, and include unaudited balance sheets of the Business as of June 30, 2008 and December 31, 2007 and 2006, and the related unaudited statements of operations and cash flows for the six months ended June 30, 2008 and 2007, and for the years ended December 31, 2007, 2006 and 2005. These unaudited financial statements reflect the assets and liabilities, operations and cash flows of the Business and include allocations for expenses incurred by the Company on behalf of the Business. The unaudited financial statements are not necessarily indicative of the financial position, results of operations or cash flows that would have occurred had the Business been a stand-alone entity during the periods presented, nor is it indicative of future results of the Business.

        The unaudited financial statements of the Business should be read in conjunction with the audited historical consolidated financial statements of the Company, including the notes thereto, in the Company's annual report filed on Form 10-K for the year ended December 31, 2007 (attached as Annex C), the unaudited condensed consolidated financial statements in the Company's quarterly report filed on Form 10-Q for the quarter ended June 30, 2008 (attached as Annex D), the Groove Mobile financial statements filed on Form 8-K/A on June 2, 2008 (attached as Annex E) and the unaudited pro forma condensed consolidated financial statements contained in this proxy statement.

NMS Communications Platforms Business of NMS Communications Corporation

Consolidated Balance Sheets

		December 31,
	June 30, 2008
		2007	2006
	(Unaudited) (In thousands)
ASSETS
Current assets:
Accounts receivable, net of allowance for doubtful accounts of $58, $74 and $754, respectively	$7,266	$7,810	$8,196
Inventories	2,053	1,939	1,868
Prepaid expenses and other assets	1,695	2,049	1,951

Total current assets	11,014	11,798	12,015

Property and equipment, net	2,902	3,691	4,458
Intangible assets, net	1,524	1,571	—
Other assets, net	865	711	489

Total assets	$16,305	$17,771	$16,962

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$2,515	$4,862	$2,735
Accrued expenses and other liabilities	4,768	6,016	4,181
Accrued restructuring, current portion	627	554	1,252
Deferred revenue	682	957	1,347

Total current liabilities	8,592	12,389	9,515

Accrued restructuring, long term portion	1,107	1,069	1,241
Accrued warranty	72	171	123

Total liabilities	9,771	13,629	10,879

Commitments and contingencies (Note 13)
Net business equity	6,534	4,142	6,083

Total liabilities and net business equity	$16,305	$17,771	$16,962

The accompanying notes are an integral part of these unaudited consolidated financial statements.

 NMS Communications Platforms Business of NMS Communications Corporation
Consolidated Statements of Operations

	Six Months Ended June 30,		Year Ended December 31,
	2008	2007	2007	2006	2005
	(Unaudited) (In thousands)

Revenues	$27,805	$33,104	$69,229	$87,076	$101,790
Cost of revenues	9,005	10,707	21,220	27,453	32,718

Gross profit	18,800	22,397	48,009	59,623	69,072
Operating expenses:
Selling, general and administrative	10,790	12,342	24,642	26,912	25,320
Research and development	6,853	6,174	12,454	13,583	15,411
Restructuring	532	—	—	3,610	—

Total operating expenses	18,175	18,516	37,096	44,105	40,731

Operating income	625	3,881	10,913	15,518	28,341
Other income (expense), net:
Interest expense	(2)	—	—	—	(571)
Other	(18)	(57)	(114)	(387)	785

Other income (expense), net	(20)	(57)	(114)	(387)	214

Income before income taxes	605	3,824	10,799	15,131	28,555
Income tax expense (benefit)	98	(8)	264	401	658

Net income	$507	$3,832	$10,535	$14,730	$27,897

The accompanying notes are an integral part of these unaudited consolidated financial statements.

 NMS Communications Platforms Business of NMS Communications Corporation
Statements of Changes in Net Business Equity

Net Business Equity
(Unaudited)
(In thousands)
Balance at December 31, 2004	$8,657

Net income	27,897
Net distributions to NMS Communications Corporation	(26,379)
Impact of foreign exchange translation	(543)

Balance at December 31, 2005	9,632

Stock based compensation	1,298
Net income	14,730
Net distributions to NMS Communications Corporation	(19,825)
Impact of foreign exchange translation	248

Balance at December 31, 2006	6,083

Stock based compensation	1,264
Net income	10,535
Net distributions to NMS Communications Corporation	(13,840)
Impact of foreign exchange translation	100

Balance at December 31, 2007	4,142

Stock based compensation	394
Net income	507
Net infusion from NMS Communications Corporation	1,302
Impact of foreign exchange translation	189

Balance at June 30, 2008	$6,534

The accompanying notes are an integral part of these unaudited consolidated financial statements.

NMS Communications Platforms Business of NMS Communications Corporation

Consolidated Statements of Cash Flows

	Six Months Ended June 30,		Year Ended December 31,
	2008	2007	2007	2006	2005
	(Unaudited) (In thousands)
Cash flow from operating activities:
Net income	$507	$3,832	$10,535	$14,730	$27,897
Adjustments to reconcile net income to cash (used in) provided by operating activities:
Depreciation of property and equipment	841	939	1,898	1,750	1,842
Amortization of intangible assets	163	—	—	—	—
Stock based compensation expense	394	722	1,264	1,298	—
Loss on disposal of property and equipment	223	178	159	153	154
Foreign exchange translation loss (gain)	196	(12)	(9)	231	(522)
Changes in operating assets and liabilities:
Accounts receivable	544	1,694	386	5,431	219
Inventories	(115)	(449)	(71)	(327)	682
Prepaid expenses and other assets	282	94	(22)	765	(719)
Accounts payable	(2,358)	600	2,113	(1,254)	(3)
Accrued expenses and other liabilities	(1,375)	(36)	1,801	(2,727)	557
Accrued restructuring	112	(652)	(870)	1,918	(296)
Deferred revenue	(275)	(355)	(390)	(115)	(1,434)

Cash (used in) provided by operating activities	(861)	6,555	16,794	21,853	28,377

Cash flow from investing activities:
Purchases of property and equipment	(325)	(656)	(1,383)	(2,028)	(1,998)
Purchases of licenses	(116)	—	(1,571)	—	—

Cash used in investing activities	(441)	(656)	(2,954)	(2,028)	(1,998)

Cash flow from financing activities:
Net distributions (to) from NMS Communications Corporation	1,302	(5,899)	(13,840)	(19,825)	(26,379)

Cash provided by (used in) financing activities	1,302	(5,899)	(13,840)	(19,825)	(26,379)

Effect of exchange rate changes on cash	—	—	—	—	—

Net increase (decrease) in cash and cash equivalents	—	—	—	—	—

Cash and cash equivalents, beginning of year	—	—	—	—	—

Cash and cash equivalents, end of year	$—	$—	$—	$—	$—

Supplemental cash flow information:
Taxes paid	$75	$45	$424	$718	$12
Interest paid	$—	$—	$—	$—	$547

The accompanying notes are an integral part of these unaudited consolidated financial statements.

 Notes to the Unaudited Financial Statements of NMS Communications Platforms Business

1—Description of Business and Basis of Presentation

Business Description

        The NMS Communications Platforms Business (the "Business") is a division of NMS Communications Corporation (the "Company"). The Business is a provider of enabling technologies, platforms and systems to wireless and wireline telecommunications operators and network equipment and application providers. The Business's products, which include systems building blocks, service delivery systems, voice quality systems and services address a wide range of customers' needs as they seek to develop and deploy enhanced voice and data services and applications, and improve the quality and efficiency of communications networks. Telecommunications operators use the Business's products to improve customer acquisition and retention, diversify revenue streams and reduce operating costs and capital expenditures. Network equipment and application providers use the Business's products to help deploy leading technology solutions for their telecommunication operator and enterprise customers in a timely and cost-effective manner. The Business sells its products worldwide through its direct sales force as well as through channel partners. The Business's customers include leading telecommunications operators and network equipment and application providers.

Basis of Presentation

        The unaudited financial statements of the Business have been carved out from the consolidated financial statements of the Company using the historical assets and liabilities, results of operations and cash flows of the Company attributable to the Business. The carve out financial statements include allocations for certain corporate expenses incurred by the Company on behalf of the Business. See Note 3, "Corporate Expense Allocations". Management believes the assumptions underlying the unaudited carve-out financial statements of the Business are reasonable; however, the Business's financial position, results of operations, and cash flows may have been materially different if it was operated as a stand-alone entity as of and for the periods presented.

        As a division of the Company, the Business is dependent upon the Company for all of its working capital and financing requirements. Accordingly, the transfers of financial resources between the Company and the Business are reflected as a component of net business equity in lieu of cash, intercompany debt, and equity accounts.

2—Summary of Significant Accounting Policies

Use of Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an on-going basis, management evaluates estimates related to the allowance for doubtful accounts and sales returns, write-down of excess and obsolete inventories to the lower of cost or market value and other long-lived assets, income taxes and restructuring and other related charges. Management establishes these estimates based on historical experience and various assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

Foreign Currency Translation

        Assets and liabilities of the Business's subsidiaries operating outside the United States, which operate in a functional currency other than U.S. dollars, are translated into U.S. dollars using year-end exchange rates. Revenues and expenses are translated at the average exchange rates effective during the year. Gains and losses resulting from foreign currency transactions are included in other income (expense), net.

Revenue Recognition

        The Business derives its revenue from two sources: (i) sales of products, including hardware and software licenses; and (ii) services, including maintenance and support services, software updates, professional services and managed services. Maintenance and support services consist of on-site support, telephone and on-line support, and training. Professional services projects may consist of multiple elements including hardware and/or software installation, configuration, integration and customization services provided to customers. Managed services consist of supplying, outsourcing and/or maintaining systems for the benefit of customers. These systems may be Business owned pursuant to managed services arrangements or customer owned pursuant to a cap-ex arrangement.

        The Business sells its products and services through its direct sales force and through channel partners, which include resellers, distributors and system integrators. When the software is more than incidental and is essential to the functionality of the hardware, the Business recognizes revenue in accordance with the provisions of the American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") 97-2, Software Revenue Recognition ("SOP 97-2"), and related interpretations. The Business recognizes revenue from the sale of products when persuasive evidence of an arrangement exists; delivery has occurred; the fee is fixed or determinable; and collection is considered probable. For all sales, the Business uses a binding contract and/or a purchase order as evidence of an arrangement with the customer or channel partner. Sales to the Business's channel partners are evidenced by a master agreement governing the relationship, together with binding purchase orders for individual transactions. The Business considers delivery to occur when it ships the product, so long as title and risk of loss have passed to the customer. At the time of a transaction, the Business assesses whether the sale amount is fixed or determinable based upon the terms of the documented agreement. If the Business determines the fee is not fixed or determinable, the Business recognizes revenue when the fee is fixed. The Business assesses if collection is probable based on a number of factors, including past transaction history and the creditworthiness of the customer. If the Business determines that collection is not probable, the Business does not record revenue until such time as collection becomes probable, which is generally upon the receipt of cash or when payments become due.

        For arrangements with customers that include acceptance provisions, the Business recognizes revenue upon the customer's acceptance of the product, which occurs upon the earlier of receipt of a written customer acceptance or expiration of the contractual acceptance period. In accordance with SOP 97-2, in some circumstances, the Business recognizes revenue on arrangements that contain certain acceptance provisions when it has historical experience that the acceptance provision is perfunctory.

        When an arrangement involves multiple elements, such as hardware and software products, maintenance and/or professional services, the Business allocates the entire sale price to each respective element based on vendor specific objective evidence ("VSOE") of fair value for each undelivered element. When arrangements contain multiple elements and VSOE of fair value only exists for all undelivered elements, the Business recognizes revenue for the delivered elements using the residual method in accordance with the provisions of the AICPA SOP 98-9, Modification of SOP 97-2, Software Revenue Recognition, With Respect to Certain Transactions ("SOP 98-9"). The residual method requires that the portion of the total arrangement fee attributable to undelivered elements, as indicated by VSOE of fair value, be deferred and subsequently recognized when delivered. The Business establishes VSOE of fair value for undelivered elements based on either substantial renewal rates of maintenance and support agreements, the price the Business charges when the same element is sold separately, or the price established by management who have the relevant authority to set prices for an element not yet sold separately. For arrangements containing multiple elements where VSOE of fair value does not exist for all undelivered elements, the Business defers revenue for the delivered and undelivered elements until VSOE of fair value exists for all undelivered elements or all elements have been delivered.

        In accordance with Statement of Financial Accounting Standards ("SFAS") No. 48 Revenue Recognition when Right of Return Exists ("SFAS 48"), the Business recognizes revenue upon shipment of products to its stocking distributors, net of estimated returns. The Business offers quarterly return rights to a limited number of channel partners that allow the channel partner to exchange a percentage of its inventory based on its prior purchases. The Business provides for these return rights each quarter in an amount equal to estimated returns.

        When selling to resellers and distributors, the Business defers revenue until collection is deemed probable. When revenue is deferred, if reliable reporting from the reseller or distributor exists, the Business will recognize revenue when the reseller or distributor sells the product to an end-user ("sell-through"). Where reliable reporting does not exist, revenue will be recognized upon the Business's receipt of payment, or in limited circumstances, upon receipt of a letter of credit or similar arrangement.

        Services revenue is primarily comprised of professional services, maintenance and support services and managed services. The Business recognizes revenue from professional services as the services are performed. Maintenance and support services, which are typically sold separately from products, consist of on-site support, telephone and on-line support and training. The Business defers maintenance and support services revenue, whether sold separately or as part of a multiple element arrangement, and recognizes it ratably over the term of the maintenance contract, generally twelve months. The Business provides managed services under long term arrangements, typically two to three years. The arrangements may contain provisions requiring customer acceptance of the set-up activities, including installation and implementation activities, prior to the commencement of the ongoing services arrangement. The Business recognizes maintenance and support and managed services revenue in accordance with the Securities and Exchange Commission ("SEC") Staff Accounting Bulletin ("SAB") No. 101, Revenue Recognition in Financial Statements, as amended by SEC SAB No. 104, Revenue Recognition. Accordingly, amounts are earned when all of the following conditions are satisfied: there is persuasive evidence of an arrangement; the service has been provided to the customer; the amount of fees to be paid by the customer is fixed or determinable; and the collection of fees from the customer is reasonably assured.

        Service revenue represents less than 10% of Business revenue for the six months ended June 30, 2008 and 2007 and the years ended December 31, 2007, 2006 and 2005.

        When there are shipping and handling fees, the Business invoices customers for such fees. The Business recognizes the invoiced amounts as revenue and the related costs as a cost of revenue.

Capitalization of Software Development Costs

        The Business capitalizes software development costs incurred after a product's technological feasibility has been established and before it is available for general release to customers. Amortization of capitalized software costs is computed on an individual product basis and is the greater of a) the ratio that current gross revenues for a product bear to the total of current and anticipated future gross revenues of that product or b) the straight-line method over the estimated economic life of the product. Costs qualifying for capitalization have been immaterial for all periods presented and, accordingly, have not been capitalized.

Accounts Receivable

        The Business's accounts receivable balances are composed of trade receivables.

        The Business establishes allowances against doubtful accounts for potential credit losses when it determines receivables are at risk for collection based upon the length of time the receivables are outstanding, as well as various other criteria. Receivables are written off against these allowances in the period they are determined to be uncollectible.

        The Business does not require collateral on accounts receivable or letters of credit on all foreign export sales. The Business evaluates its customers' creditworthiness before extending credit and performs periodic credit reviews on existing customers.

Advertising

        Advertising costs are expensed in the period when incurred and were immaterial for each of the years presented.

Inventories

        Inventories are stated at the lower of cost (first-in, first-out method) or market. Inventories consist of raw materials, work in process, finished goods and inventory at customer sites. Inventory at customer sites represents inventory associated with product that has not yet been accepted by the customer. Write-downs of inventory to the lower of cost or market value are based primarily on the estimated forecast of product demand and production requirements over the next twelve months.

Property and Equipment

        Property and equipment are recorded at cost. Depreciation is based on the following estimated useful lives of the assets using the straight-line method:

Machinery and equipment	3 years
Computer software and equipment	3-5 years
Furniture and fixtures	5 years
Telecommunications computer equipment	5 years
Leasehold improvements	Shorter of the lease term or economic life

        Expenditures for additions, renewals and betterments of property and equipment are capitalized. Expenditures for repairs and maintenance are charged to expense as incurred. As assets are retired or sold, the related cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the results of operations.

Other Intangible Assets

        In accordance with SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"), the Business evaluated the useful lives assigned to its other intangible assets, which resulted in no changes to such useful lives. Other intangible assets arose from the acquisition of licenses which are amortized over their respective estimated economic useful lives.

Long-Lived Assets

        In accordance with SFAS No. 144, Accounting for Impairment or Disposal of Long-Lived Assets ("SFAS 144"), the Business performs reviews for the impairment of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment loss is recognized when estimated undiscounted future cash flows expected to result from the use of the asset and its eventual disposition are less than its carrying amount. If future expected undiscounted cash flows are insufficient to recover the carrying value of the assets, then an impairment loss is recognized based upon the excess of the carrying value of the asset over the anticipated cash flows on a discounted basis.

        The Business also reviews any legal and contractual obligations associated with the retirement of its long-lived assets and records assets and liabilities, as necessary, related to the cost of such obligations. Costs associated with such obligations that are reasonably estimable and probable are accrued and expensed, or capitalized as appropriate. The asset recorded shall be recorded during the period in which it occurs and shall be amortized over the useful life of the related long-lived tangible asset. The liability recorded is relieved when the costs are incurred to retire the related long-lived tangible asset.

Research and Development

        Research and development expenses consist primarily of salaries, personnel expenses and prototype fees related to the design, development, testing and enhancement of the Business's products. All research and development costs are expensed as incurred.

Financial Instruments

        The Business's financial instruments include accounts receivable and accounts payable. The fair value of accounts receivable and accounts payable are equal to their carrying value at June 30, 2008 and December 31, 2007 and 2006.

Restructuring and Other Related Charges and Accrued Restructuring

        The Business continually evaluates its staffing levels to meet its business objectives and its strategy to reduce its cost of operations. Severance costs are reviewed periodically to determine whether a severance charge is required to be recorded in accordance with SFAS No. 112, Employers' Accounting for Post-employment Benefits ("SFAS 112"). The provisions of SFAS 112 require the Business to accrue post-employment benefits if certain specified criteria are met. Post-employment benefits include salary continuation, severance benefits and continuation of benefits such as health and life insurance.

        From time to time, the Business will announce reorganization plans that may include eliminating positions within the Business. Each plan is reviewed to determine whether a restructuring charge is required to be recorded in accordance with SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"). The provisions of SFAS 146 require the Business to record an estimate of the fair value of any termination costs based on certain facts, circumstances and assumptions, including specific provisions included in the underlying reorganization plan. Also from time to time, the Business may cease to use certain facilities prior to expiration of the underlying lease agreements. Exit costs are reviewed in each of these circumstances on a case-by-case basis to determine whether a restructuring charge is required to be recorded in accordance with SFAS 146. The provisions of SFAS 146 require the Business to record an estimate of the fair value of the exit costs based on certain facts, circumstances and assumptions, including remaining minimum lease payments, potential sublease income and specific provisions included in the underlying lease agreements.

        Subsequent to recording such accrued liabilities, changes in market or other conditions may result in changes to assumptions upon which the original liabilities were recorded that could result in an adjustment to the liabilities and, depending on the circumstances, such adjustment could be material.

Income Taxes

        The Business does not file its tax returns under the separate tax return method but rather is included in the income tax returns filed by the Company in various domestic and foreign jurisdictions. The provision for income taxes has been determined on a separate return basis. For purposes of these unaudited historical carve-out financial statements, the tax provision of the Business was determined from the Business financial information carved out of the consolidated financial statements of the Company, including allocations deemed necessary by management as though the Business were filing its own tax return.

        The Business recognizes deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement carrying amounts and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. A valuation allowance has been provided on the tax benefits otherwise associated with certain tax attributes if it is considered more likely than not that the benefits will not be realized.

        The Business determines its effective tax rate by dividing its income tax expense by its income before taxes as reported in its unaudited statements of operations. For reporting periods prior to the end of the Business's fiscal year, the Business records income tax expense based upon an estimated annual effective tax rate. This rate is computed using the statutory tax rate and an estimate of annual net income adjusted for an estimate of non-deductible expenses.

        On January 1, 2007, the Business adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB SFAS No. 109, Accounting for Income Taxes ("SFAS 109"). FIN 48 prescribes a recognition threshold and measurement attributes for the financial statement recognition and measurement of a tax position taken in or expected to be taken in a tax return. This interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and disclosure and transition. The Business had no adjustments to retained earnings as a result of the implementation of FIN 48. The Business has established a valuation allowance against net deferred tax assets in certain jurisdictions including the United States, because the Business believes that it is more likely than not that the tax assets in those jurisdictions will not be realized prior to their expiration. The Business will continue to assess the valuation allowance and to the extent it is determined that such allowance is no longer required, the tax benefit of the remaining net deferred tax assets would be recognized in the future. As of June 30, 2008 and as of December 31, 2007 and 2006, the Business had accrued $0.3 million, $0.5 million and $0.3 million for uncertain tax positions, respectively, all of which will impact the Business's effective tax rate when recognized. It is reasonably possible that the total amount of unrecognized tax benefits will increase or decrease in the next 12 months. Such changes would occur based on the results of ongoing tax audits in various jurisdictions around the world. As of the filing date of this definitive proxy, an estimate of the range of reasonably possible outcomes cannot be made. Estimated interest and penalty charges related to unrecognized tax benefits are classified as income tax expense in the accompanying unaudited statements of operations. At June 30, 2008 and as of December 31, 2007 and 2006, the Business had $0.1 million, $0.1 million and $55,000, respectively, of accrued interest expense related to uncertain tax positions, which is recorded as a component of tax expense.

        The evaluation of a tax position in accordance with FIN 48 is a two-step process. The first step is recognition: The enterprise determines whether it is more likely than not that a tax position will be sustained upon examination, including resolution of any litigation. The second step is measurement: A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution.

Stock Option and Stock Purchase Plans

        The Business's employees participate in various stock compensation plans of the Company. Effective January 1, 2006, the Company implemented the provisions of SFAS No. 123 (revised 2004), Share-Based Payment ("SFAS 123R") and related interpretations. (See Note 4 of Notes to Consolidated Financial Statements). Accordingly, the Business also applied SFAS 123R to account for awards to its employees under the Company's stock compensation plans. SFAS 123R requires that all share-based payments to employees, including grants of stock options, be recognized in the financial statements based on their fair value. The Business selected the modified prospective transition method for implementing SFAS 123R, and began recognizing compensation expense for stock-based awards granted on or after January 1, 2006, plus any unvested awards granted prior to January 1, 2006. Under this transition method, prior periods have not been restated. Stock-based compensation expense for awards granted on or after January 1, 2006, is based on the grant date fair value calculated in accordance with the provisions of SFAS 123R. Stock-based compensation related to any unvested awards granted prior to January 1, 2006, is based on the grant date fair value calculated in accordance with the original provisions of SFAS No. 123, Accounting for Stock-Based Compensation. The fair value of the Business's stock-based awards, less estimated forfeitures, is amortized over the awards' vesting periods on a straight-line basis.

        Prior to the adoption of SFAS 123R, the Company, including the Business, accounted for the costs of its stock-based employee compensation plans under Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees ("APB 25"), and related interpretations. Under APB 25, compensation cost was not recognized for substantially all options granted because the exercise price was at least equal to the market value of the underlying common stock on the date of grant.

        The fair value of each option award on the grant date was estimated using the Black-Scholes option-pricing model with the following assumptions: expected dividend yield, expected stock price volatility, weighted average risk-free interest rate and weighted average expected life of the options. Under SFAS 123R, the Business's expected volatility assumption used in the Black-Scholes option-pricing model was based exclusively on historical volatility of the Company's stock price and the expected life assumption was established based upon an analysis of historical option exercise behavior of the Company. The risk-free interest rate used in the Black-Scholes model was based on the implied yield currently available on U.S. Treasury zero-coupon issues with a remaining term approximately equal to the Business's expected term assumption. The Company has never declared or paid any cash dividends on the Common Stock and has no current plans to pay cash dividends on the Common Stock. The payment of any future cash dividends will be determined by the Company's board of directors in light of conditions then existing, including the Company's earnings, financial condition and capital requirements, restrictions in financing agreements, business conditions, tax laws, certain corporate law requirements and various other factors.

        The choice of a valuation technique, and the approach utilized to develop the underlying assumptions for that technique, involve significant judgments. These judgments reflect management's assessment of the most accurate method of valuing the stock options the Company issues, based on historical experience, knowledge of current conditions and beliefs of what could occur in the future given available information. The Company's judgments could change over time as additional information becomes available, or the facts underlying the assumptions change over time. Any change in judgments could have a material impact on the Company's financial statements. The Company believes that these estimates incorporate all relevant information and represent a reasonable approximation in light of the difficulties involved in valuing non-traded stock options.

Segment reporting

        The Business represents a single operating segment.

Recent Accounting Pronouncements

        In September 2006, the FASB issued SFAS 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in GAAP and expands disclosures regarding fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements, the FASB having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, SFAS 157 does not require any new fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007. However, in February 2008, the FASB issued FSP FAS 157-2 "Effective Date of FASB Statement No. 157" ("FSP FAS 157-2") , which delays the effective date of SFAS 157 for all nonfinancial assets and nonfinancial liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). This FSP partially defers the effective date of SFAS 157 to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years for items within the scope of this FSP. Effective January 1, 2008, the Business has adopted SFAS 157 except as it applies to those nonfinancial assets and nonfinancial liabilities as noted in FSP FAS 157-2. The adoption of SFAS 157 had no material impact on the Business's financial statements upon adoption and for the three and six months ended June 30, 2008, as the Business has no financial assets or liabilities as of June 30, 2008. The Business is currently evaluating the potential impact of adoption of FSP FAS 157-2 and has not yet determined the impact, if any, that its adoption will have on its results of operations or financial condition.

        In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities, including an amendment of FASB Statement No. 115 ("SFAS 159"). SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS 159 does not affect any existing accounting literature that requires certain assets and liabilities to be carried at fair value. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The adoption of SFAS 159, effective January 1, 2008, did not have a material impact on the Business's financial position, results of operations or cash flows, as the Business did not apply the provisions of SFAS 159 to any assets or liabilities.

        In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations ("SFAS 141R") and SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements, an amendment of Accounting Research Bulletin No. 51 ("SFAS 160"). SFAS 141R will change how business acquisitions are accounted for and will impact financial statements both on the acquisition date and in subsequent periods. SFAS 160 will change the accounting and reporting for minority interests, which will be recharacterized as noncontrolling interests and classified as a component of equity. The provisions of SFAS 141R and SFAS 160 are effective for fiscal years beginning on or after December 15, 2008. The Business is currently evaluating the impact that SFAS 141R and SFAS 160 will have on the Business's results of operations or financial condition.

        In March 2008, the FASB issued FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 requires expanded disclosures regarding the location and amounts of derivative instruments in an entity's financial statements, how derivative instruments and related hedged items are accounted for under SFAS 133, Accounting for Derivative Instruments and Hedging Activities, and how derivative instruments and related hedged items affect an entity's financial position, operating results and cash flows. SFAS 161 is effective on January 1, 2009. Since SFAS 161 affects only disclosures, it will not impact the Business's financial position or results of operations upon adoption.

        In April 2008, the FASB issued FASB Staff Position No. FAS 142-3, Determination of the Useful Life of Intangible Assets ("FSP 142-3"). FSP 142-3 is effective for financial statements issued for the fiscal years beginning after December 15, 2008, and interim periods within those fiscal years, which means the Business will adopt FSP 142-3 in its fiscal year 2009. FSP 142-3 amends the factors that should be considered in developing renewal of extension assumptions used to determine the useful life of a recognized intangible asset under FASB Statement No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). FSP 142-3 is intended to improve the consistency between the useful life of an intangible asset under SFAS 141R and other US GAAP. The Business is currently evaluating the impact, if any, of the adoption of FSP 142-3 on the Business's financial position, results of operations or cash flows.

        In May 2008, the FASB issued SFAS 162, The Hierarchy of Generally Accepted Accounting Principles ("SFAS 162"). This statement identifies the sources of accounting principles and how those accounting principles should be used in preparing financial statements in accordance with U.S. generally accepted accounting principles. This statement is effective 60 days after the SEC's approval of the Public Company Accounting Oversight Board amendments to Auditing Section 411, "The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles." The Business believes SFAS 162 will have no impact on the Business's financial statements.

3—Expense Allocation

        The Business receives services and support functions from the Company. The Business's operations are dependent upon the Company's ability to perform these services and support functions. The costs associated with these services and support functions have been allocated to the Business using methodologies established by the Company's management and considered to be a reasonable reflection of the utilization of services provided to the Business. Allocations for restructuring expenses are based primarily on headcount. Allocations for general and administration expenses are based primarily on proportionate operating expenses. Other expenses, including selling and research and development, are identified on a specific identification basis. The financial information included herein may not reflect the financial position, the results of operations and cash flows of the Business in the future or had the Business been a separate, stand-alone entity during the periods presented.

        Corporate expense allocations for the following periods were:

	Six Months Ended June 30,		Year Ended December 31,
	2008	2007	2007	2006	2005
	(In thousands)
Corporate functions, finance, legal and treasury	$3,135	$3,336	$7,025	$8,236	$6,572
Information technology	327	590	1,105	1,386	—
Restructuring	532	—	—	3,610	—

Total	$3,994	$3,926	$8,130	$13,232	$6,572

        Corporate expense allocations as presented in the Statements of Operations, for the following periods were:

	Six Months Ended June 30,		Year Ended December 31,
	2008	2007	2007	2006	2005
	(In thousands)
Selling, general and administrative	$3,462	$3,926	$8,130	$9,622	$6,572
Restructuring	532	—	—	3,610	—

Total	$3,994	$3,926	$8,130	$13,232	$6,572

4—Stock-Based Compensation

        The following table presents stock-based compensation expense, by the type of award and the effect of recording stock-based compensation expense in the Business's consolidated statements of operations for the following periods under SFAS 123R:

	Six Months Ended June 30,		Year Ended December 31,
	2008	2007	2007	2006
	(In thousands)
Stock-based compensation expense by type of award:
Stock options	$330	$710	$1,189	$1,228
Restricted stock	53	—	53	—
Employee stock purchase plan	11	12	22	70

Total stock-based compensation expense	$394	$722	$1,264	$1,298

Effect of stock-based compensation expense on income by line item:
Cost of revenues	$18	$41	$65	$45
Selling, general and administrative	303	506	932	1,118
Research and development	73	175	267	135

Total stock-based compensation expense	$394	$722	$1,264	$1,298

        The Business estimates the fair value of each equity award (i.e. stock options and stock related to the employee stock purchase plan) using the Black-Scholes pricing model. This valuation model uses the exercise price of the award and the following significant assumptions: the expected term of the award, the expected volatility of the Company's common stock over the expected term, the risk-free interest rate over the expected term, and the Company's expected annual dividend yield. The Business believes that the valuation method and the approach utilized to develop the underlying assumptions are appropriate in calculating the fair values of the Business's equity awards on respective grant dates during the six months ended June 30, 2008 and 2007 and the years ended December 31, 2007 and 2006. Estimates of fair value are not intended to predict actual future events or the value ultimately realized by persons who receive equity awards.

        Assumptions used to determine the fair value of stock options granted during the years ended December 31, 2007 and 2006, using a Black-Scholes valuation model were:

	Six Months Ended June 30,		Year Ended December 31,
	2008	2007	2007	2006
Expected term(1)	3.4 to 3.9 years	3.3 to 4.2 years	3.3 to 4.2 years	3.3 to 3.5 years
Expected common stock price volatility(2)	61 to 63%	65 to 71%	61 to 71%	69 to 73%
Risk-free interest rate(3)	2.0 to 3.2%	2.4% to 4.9%	2.4 to 5.0%	4.4 to 5.2%
Expected annual dividend yield	—	—	—	—

(1)
The expected term of options granted during the six months ended June 30, 2008 and 2007 and the year ended December 31, 2007 was determined based on the Company's historical stock option exercise experience. The expected term for options granted during the year ended December 31, 2006 was estimated based on the midpoint between the vesting date and the end of the contractual term, known as the "simplified method" as described by SAB No. 107.

(2)
The expected common stock price volatility for each grant is estimated based on an average of historical daily price changes of the Company's common stock over the periods that match the expected term of the stock option.

(3)
The risk-free interest rate for each grant is based on the interest rates of zero coupon U.S. Treasury Notes in effect at the time of grant for a period approximately equal to the expected term of the stock option

        Stock-based compensation expense related to the Purchase Plan (as defined below) was determined using the Black-Scholes valuation model. The compensation expense is recorded over the period in which the awards are earned. During the six months ended June 30, 2008 and 2007, the Business recorded stock-based compensation expense based on actual shares, less a forfeiture rate, and an estimate of shares to be issued under the Company's Employee Stock Purchase Plan in the fourth fiscal quarter of 2008 and 2007, respectively. During the years ended December 31, 2007 and 2006, the Business recorded stock-based compensation expense based on actual shares, less a forfeiture rate and an estimate of actual shares to be issued under the Company's Employee Stock Purchase Plan in the second fiscal quarter of 2008 and 2007, respectively.

        Prior to January 1, 2006, the Business accounted for stock-based compensation to employees in accordance with APB 25 and disclosed the pro-forma stock-based compensation and its impact on net loss and net loss per share in accordance with SFAS 123. The following table illustrates the effects on net income for the year ended December 31, 2005 if the Business had applied the fair value recognition provisions of SFAS 123 to stock-based employee awards.

Year Ended December 31, 2005
Net income—as reported	$27,897
Add: Stock-based employee compensation expense included in net income	—
Less: Total stock-based employee compensation expense determined under the fair value method	(5,492)

Pro forma net income	$22,405

        In determining the stock-based compensation expense to be disclosed under SFAS 123, the Business estimated the fair value of each stock option award using the Black-Scholes valuation model. Assumptions used to determine the fair value of options granted under SFAS 123 during the year ended December 31, 2005 were:

Year Ended December 31, 2005
Expected term	3.5 years
Expected stock price volatility	82%
Risk-free interest rate	4.0%
Expected dividend yield	0%

        In the fourth quarter of 2005, the Company accelerated the vesting of options to purchase 383,174 shares of common stock with exercise prices greater than or equal to $4.03 per share that were awarded to employees of the Business under the Company's various stock option plans. The acceleration of the vesting of these options did not result in a charge based on generally accepted accounting principles. The Company included in the Business $1.9 million of pro-forma stock-based compensation for those modifications during the year ended December 31, 2005. These modifications were made in anticipation of adopting SFAS No. 123R to avoid stock-based compensation expense.

Stock Incentive Plans

        The Company has stock option and stock purchase plans authorizing various types of stock option awards that may be granted to officers, directors and employees. The following is a summary of all of the plans of the Company of which the Company's employees participate in:

1993 Stock Option Plan

        In October 1993, the Company's Board of Directors adopted the 1993 Stock Option Plan (the "1993 Plan"). The 1993 Plan permits both incentive and non-statutory options to be granted to employees, directors and consultants. Options granted under the 1993 Plan generally vest over four years. The terms of options granted under the 1993 Plan do not exceed ten years. In March 1998, the Board of Directors adopted, and in April 1998 the Company's stockholders approved, (i) an increase in the number of shares available under the 1993 Plan from 3,000,000 to 3,800,000 and (ii) a requirement that the exercise price of options granted under the 1993 Plan be at least equal to the fair market value of the Company's common stock on the date of grant. In March 2000, the Board of Directors superseded the 1993 Plan with the Company's 2000 Equity Incentive Plan (the "2000 Plan") and no further grants under the 1993 Plan will be made. Options granted previously under the 1993 Plan will continue to be governed by the terms of the 1993 Plan. As of June 30, 2008 and December 31, 2007, there were 40,000 fully vested options outstanding under the 1993 Plan related to the Company's employees that provide direct support to the Division. As of June 30, 2008 and December 31, 2007, 254,000 and 334,000 shares of common stock, respectively, have been reserved for issuance upon the exercise of stock options under the 1993 Plan.

1993 Non-Employee Directors Stock Option Plan

        In October 1993, the Company's Board of Directors adopted the 1993 Non-Employee Directors Stock Option Plan (the "Directors Plan") which provides for the purchase of up to 240,000 shares of common stock pursuant to the grant of non-statutory stock options to directors who are not employees of the Company. Options granted under the Directors Plan generally vest over four years. The terms of options granted under the Directors Plan do not exceed ten years. In March 1996, the Board of Directors adopted, and, in May 1996, the Company's stockholders approved, (i) an increase in the number of shares for which options shall be granted to newly elected non-employee directors from 20,000 to 30,000 and (ii) an increase in the number of shares for which options shall be granted annually to incumbent non-employee directors from 4,000 to 10,000. In March 1999, the Board of Directors adopted, and, in April 1999, the Company's stockholders approved, an increase in the number of shares available under the Directors Plan from 240,000 to 480,000 shares. The exercise price of the options may not be less than 100% of the fair market value of the Company's common stock on the date of the grant. In March 2000, the Board of Directors superseded the Directors Plan with the 2000 Equity Incentive Plan and no further grants under the Directors Plan will be made. As of June 30, 2008 and December 31, 2007, there were no options outstanding under the Directors Plan relating to our directors that supply direct support to the Business. Options granted previously under the Directors Plan will continue to be governed by the terms of the Directors Plan. As of June 30, 2008 and December 31, 2007, 10,000 and 37,000 shares of common stock, respectively, have been reserved for issuance upon the exercise of stock options under the Directors Plan.

1995 Non-Statutory Stock Option Plan

        In October 1995, the Company's Board of Directors adopted the 1995 Non-Statutory Stock Option Plan (the "1995 Plan"). The 1995 Plan expired in October 2005. The exercise price of options outstanding under the 1995 Plan is not less than 100% of the fair market value of the Company's common stock on the date of grant. Options outstanding under the 1995 Plan generally vest over two years. The terms of options granted under the 1995 Plan do not exceed ten years. As of June 30, 2008 and December 31, 2007, there were 377,753 and 438,148 options outstanding, respectively, and 377,753 and 434,583 options vested, respectively, under the 1995 Plan related to the Company's employees that provide direct support to the Division. As of June 30, 2008 and December 31, 2007, 654,554 and 1,065,509 shares of common stock, respectively, have been reserved for issuance upon the exercise of stock options under the 1995 Plan.

2000 Equity Incentive Plan

        In March 2000, the Company's Board of Directors adopted, and, in April 2000, the Company's stockholders approved, the 2000 Equity Incentive Plan (the "2000 Plan"). The 2000 Plan provides for the grant of incentive stock options and stock appreciation rights to employees and non-statutory stock options, stock bonuses, rights to purchase restricted stock and other awards based on the Company's common stock (collectively, "Stock Awards") to employees, non-employee directors and consultants. On April 28, 2005, the Company's stockholders approved amendments to the 2000 Plan to (i) increase the number of shares which may be issued under the 2000 Plan by 2,050,000 shares, (ii) eliminate the Company's ability to grant non-statutory stock options at an exercise price less than fair market value of the Company's common stock on the date of grant and (iii) amend certain other terms and conditions of the 2000 Plan. The aggregate number of shares which may be issued under the 2000 Plan, as amended, is 7,050,000 plus any shares of the Company's common stock covered by options granted under the 1993 Plan and the Directors Plan (both of which are superseded by the 2000 Plan) which are forfeited, expire or are canceled. The exercise price of options granted pursuant to the 2000 Plan may not be less than the fair market value of the Company's common stock on the date of grant. Options granted under the 2000 Plan generally vest over two years except that, options granted to new hires generally vest over three years. The terms of options granted under the 2000 Plan do not exceed ten years. As of June 30, 2008 and December 31, 2007, there were 1,872,031 and 2,034,656 options outstanding, respectively, and 886,084 and 830,102 options vested, respectively, under the 2000 Plan related to the Company's employees that provide direct support to the Business. As of June 30, 2008 and December 31, 2007, 8,042,971 and 7,286,508 shares of common stock, respectively, have been reserved for issuance upon the exercise of stock options under the 2000 Plan.

2003 Employee Stock Purchase Plan

        In March 2003, the Board of Directors adopted, and, in April 2003, the Company's stockholders approved the 2003 Employee Stock Purchase Plan (the "Purchase Plan"). The Purchase Plan permits employees and officers of the Company to participate in periodic plan offerings, in which payroll deductions may be used to purchase shares of common stock. The purchase price is 85% of the lower of the fair market value at the date the offering commences or terminates. In May 2006, the Board of Directors adopted the Indian Supplement to the Purchase Plan. As a result, the Company allocated 150,000 shares from the Purchase Plan to be used for the Indian Supplement. The Company has reserved a total of 750,000 shares for the Purchase Plan. The Company issued no shares under the Purchase Plan related to the Company's employees that provide direct support to the Business, during the six months ended June 30, 2008 and the year ended December 31, 2007. As of June 30, 2008 and December 31, 2007, 115,913 and 147,341 shares of common stock, respectively, have been reserved for issuance upon the exercise of stock options under the Purchase Plan.

2005 Openera Plan

        In connection with the acquisition of Openera Technologies, Inc. ("Openera"), on February 24, 2006, the Company assumed the Openera 2005 Equity Incentive Plan (the "Openera Plan"). The Openera Plan provides for the grant of incentive stock options to employees and non-statutory stock options to employees, non-employee directors, advisors and consultants. A total of 762,065 shares may be issued under the Openera Plan. The exercise price of incentive stock options granted pursuant to the Openera Plan may not be less than the fair market value of our Common Stock on the date of grant. Options granted under the Openera Plan generally vest over two years except that, options granted to new hires generally vest over three years. The terms of options granted under the Openera Plan do not exceed ten years. The terms of options granted during 2007 do not exceed five years. As of June 30, 2008 and December 31, 2007, there were 95,371 and 100,542 options outstanding, respectively, under the Openera Plan. As of June 30, 2008 and December 31, 2007, there were 55,876 and 33,080 options vested, respectively, under the Openera Plan. As of June 30, 2008 and December 31, 2007, 349,131 and 353,963 shares of common stock, respectively, have been reserved for issuance upon the exercise of stock options under the Openera Plan.

2006 India Stock Option Plan

        In May 2006, the Company's Board of Directors adopted the 2006 India Stock Option Plan (the "2006 India Plan"). The 2006 India Plan provides for the grant of non-statutory stock options to purchase shares of the Company's common stock to India residents, non-executive office employees of and consultants to the Company or any of its subsidiaries. A total of 600,000 options may be issued under the 2006 India Plan. Options granted under the 2006 India Plan generally vest over two years except that, options granted to new hires generally vest over three years. The terms of options granted under the 2006 India Plan do not exceed five years. As of June 30, 2008 and December 31, 2007, there were 13,386 and 14,350 options outstanding, respectively, and 10,207 and 7,175 options vested, respectively, under the 2006 India Plan related to the Company's employees that provide direct support to the Business. As of June 30, 2008 and December 31, 2007, 104,630 and 602,175 shares of common stock, respectively, have been reserved for issuance upon the exercise of stock options under the 2006 India Plan.

        The following table summarizes option activity under the Plans for certain of the Company's employees that provided direct support to the Business. The intrinsic value of a stock option is the amount by which the market value of the underlying stock exceeds the exercise price of the option.

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
			(In years)	(In thousands)
Balance at January 1, 2005	2,709,243	$9.57
Granted	549,235	3.23
Exercised	(111,867)	2.01
Forfeited	(74,029)	4.65
Cancelled	(545,084)	28.28

Balance at December 31, 2005	2,527,498	$4.64	2.0	$1,201

Exercisable and vested at December 31, 2005	1,989,010	$5.02	1.7	$1,013

Balance at January 1, 2006	2,527,498	$4.64
Granted	884,028	2.38
Exercised	(351,328)	1.79
Forfeited	(198,950)	3.42
Cancelled	(580,158)	5.62

Balance at December 31, 2006	2,281,090	$4.06	2.6	$270

Exercisable and vested at December 31, 2006	1,360,960	$5.11	1.6	$126

Balance at January 1, 2007	2,281,090	$4.06
Granted	956,712	1.10
Exercised	(26,443)	0.34
Forfeited	(119,625)	2.62
Cancelled	(464,038)	6.06

Balance at December 31, 2007	2,627,696	$2.73	3.1	$645

Exercisable and vested at December 31, 2007	1,344,940	$4.03	1.9	$61

Balance at January 1, 2008	2,627,696	$2.73
Granted	3,300	1.57
Exercised	(41,588)	0.85
Forfeited	(55,944)	1.75
Cancelled	(134,923)	2.75

Balance at June 30, 2008	2,398,541	$2.78	2.8	$358

Exercisable and vested at June 30, 2008	1,369,920	$3.98	1.9	$13

        The following table summarizes significant ranges of outstanding and exercisable stock options as of June 30, 2008 for certain of the Company's employees that provided direct support to the Business:

Range of Exercise Prices	Number Outstanding	Weighted Average Remaining Contractual Term	Weighted Average Exercise Price	Number Exercisable	Weighted Average Exercise Price
		(In years)
$0.01—$5.00	2,066,975	3.2	$2.03	1,038,354	$2.87
$5.01—$10.00	314,966	0.6	6.40	314,966	6.40
$10.01—$20.00	3,000	1.4	18.88	3,000	18.88
$20.01—$30.00	13,000	1.8	29.25	13,000	29.25
$30.01—$40.00	600	1.7	36.44	600	36.44

	2,398,541	2.8	$2.78	1,369,920	$3.98

        The following table summarizes significant ranges of outstanding and exercisable stock options as of December 31, 2007 for certain of the Company's employees that provided direct support to the Business:

Range of Exercise Prices	Number Outstanding	Weighted Average Remaining Contractual Term	Weighted Average Exercise Price	Number Exercisable	Weighted Average Exercise Price
		(In years)
$0.01—$5.00	2,287,130	3.4	$2.02	1,005,159	$2.87
$5.01—$10.00	323,966	1.1	6.44	323,181	6.44
$10.01—$20.00	3,000	1.9	18.88	3,000	18.88
$20.01—$30.00	13,000	2.3	29.25	13,000	29.25
$30.01—$40.00	600	2.2	36.44	600	36.44

	2,627,696	3.1	$2.73	1,344,940	$4.03

        During the six months ended June 30, 2008 and 2007, and the years ended December 31, 2007, 2006 and 2005, all options granted to the Company's employees that provided direct support to the Business had exercise prices equal to the fair market value of the Company's common stock on the grant date. During 2007, the Company granted a restricted stock award to one of the Business's employees to purchase 300,000 shares of the Company's common stock at an exercise price of $0.01 per share. The stock award is contingent upon continued service with the Business and vests 20% annually at the anniversary date of the original grant date. On July 1, 2008, the Company cancelled this restricted stock award which was unvested at the time of cancellation.

        As of June 30, 2008 and December 31, 2007, a total of 9,415,286 and 9,679,155 shares of common stock, respectively, have been reserved for issuance upon the exercise of stock options. As of June 30, 2008 and December 31, 2007, a total of 1,113,485 and 1,421,334 shares of common stock, respectively, have been reserved for grants of stock options.

        At June 30, 2008, unrecognized compensation expense related to non-vested stock options, net of estimated forfeitures, was $0.8 million, which is expected to be recognized over a weighted average period of 1.2 years.

5—Intangible Assets

        The components of intangible assets are as follows as of June 30, 2008:

	Estimated Useful Life	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(In years)	(In thousands)
Intangible assets:
Licenses	3-5	$1,687	$(163)	$1,524

Intangible assets		$1,687	$(163)	$1,524

        The components of intangible assets are as follows as of December 31, 2007:

	Estimated Useful Life	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(In years)	(In thousands)
Intangible assets:
Licenses	5	$1,571	$—	$1,571

Intangible assets		$1,571	$—	$1,571

        The Business had no intangible assets as of December 31, 2006.

        The following table presents amortization expense of the intangible assets for the six months ended June 30, 2008:

Six Months Ended June 30, 2008
(In thousands)
Cost of revenues	$163

Total amortization expense of other intangible assets	$163

        There was no intangible asset amortization for the six months ended June 30, 2007 and the years ended December 31, 2007, 2006 and 2005.

        The following table summarizes the expected remaining amortization of other intangible assets as of June 30, 2008:

Fiscal Year	Expected Amortization Expense
(In thousands)
Remainder of 2008	$177
2009	353
2010	353
2011	327
2012	314

$1,524

6—Restructuring and Other Related Charges

        In the third quarter of 2006, in order to reduce operating costs, the Business eliminated 17 employee positions and closed its engineering facility in Red Bank, New Jersey, which resulted in restructuring and other related charges of $1.3 million. These charges consisted of $0.8 million of employee severance-related costs, $0.4 million of lease termination costs and $0.1 million of fixed asset write-offs.

        In the fourth quarter of 2006, in order to further reduce operating costs, the Business eliminated 29 employee positions, which resulted in restructuring charges of $1.1 million. These charges consist of $1.0 million of involuntary employee severance related costs and $0.1 million of facility related charges.

        In the fourth quarter of 2006, the Business also entered into an agreement to sublease to a third party office space located in Framingham, Massachusetts, which was formerly used by the Business as supplementary conference, training and corporate office space (the "2006 sublease"). The Business exited this facility as of December 31, 2006. As a result, the Business recorded pre-tax restructuring costs of $0.7 million. In 2001 and 2002, the Business recorded restructuring charges related to other exited space in this facility, equal to the difference between committed lease payments and the estimated sublease rental income for such space. During the fourth quarter of 2006, the Business updated its analysis of the estimated sublease rental income based on the signing of the 2006 sublease, and other expected market conditions. As a result, the Business recorded additional pre-tax restructuring costs of approximately $0.5 million.

        In the second quarter of 2008, the Business recorded a restructuring charge of $0.5 million. Of this amount, $0.3 million related to exited office space located at the Company's headquarters in Framingham, Massachusetts. The Company consolidated its use of office space subsequent to the LiveWire Mobile business's relocation of its operations to Littleton, Massachusetts in May 2008. In connection with the facility exit activities, the Business wrote down $0.2 million of fixed assets associated with the exited space, primarily consisting of leasehold improvements.

        The following table sets forth restructuring activity:

	Employee Related	Facility Related	Fixed Asset Write-offs	Other	Total
	(In thousands)
Restructuring accrual balance at December 31, 2004	$102	$758	$—	$11	$871
Cash payments	(102)	(183)	—	(11)	(296)

Restructuring accrual balance at December 31, 2005	$—	$575	$—	$—	$575
Restructuring and other related charges	1,799	1,705	106	—	3,610
Cash payments	(1,599)	(347)	—	—	(1,946)
Reclassification of deferred rent	—	360	—	—	360
Write-off of property and equipment	—	—	(106)	—	(106)

Restructuring accrual balance at December 31, 2006	$200	$2,293	$—	$—	$2,493
Cash payments	(120)	(745)	—	—	(865)
Adjustments	(80)	75	—	—	(5)

Restructuring accrual balance at December 31, 2007	$—	$1,623	$—	$—	$1,623
Restructuring	—	284	248	—	532
Cash payments	—	(310)	—	—	(310)
Write-off of fixed assets	—	—	(248)	—	(248)
Accretion of deferred rent	—	11	—	—	11
Reclassification of deferred rent	—	126	—	—	126

Restructuring accrual balance at June 30, 2008	$—	$1,734	$—	$—	$1,734

        The facility related obligation is expected to be settled in cash over the next four years.

7—Business and Credit Concentration

        At June 30, 2008, two customers represented 19% and 11%, respectively, of the Business's outstanding accounts receivable balance. At December 31, 2007, two customers represented 20% and 14%, respectively, of the Business's outstanding accounts receivable balance. At December 31, 2006, two customers each represented 12%, respectively, of the Business's outstanding accounts receivable balance.

        There were no customers representing more than 10% of the Business's revenues for the six months ended June 30, 2008 and 2007. During 2007, one customer represented 12% of the Business's total revenues. During 2006 and 2005, one customer represented 15% and 24%, respectively, of the Business's total revenues.

8—Inventories

        The components of inventories are as follows:

	June 30,	December 31,
	2008	2007	2006
	(In thousands)
Raw materials	$1,724	$1,406	$1,031
Work in process	—	—	—
Finished goods	2,580	2,558	5,970
Inventory at customer sites	205	402	542

	$4,509	$4,366	$7,543
Write-down of inventory to lower of cost or market	(2,456)	(2,427)	(5,675)

Total	$2,053	$1,939	$1,868

        Inventory at customer sites represents products that have not yet been accepted by the customer. During the year ended December 31, 2007, the Business disposed of $3.6 million of inventory previously written down to zero market value and wrote-down $0.4 million of inventory to lower of cost or market value.

9—Property and Equipment

        Property and equipment consisted of the following:

	June 30,	December 31,
	2008	2007	2006
	(In thousands)
Computer equipment	$16,180	$16,482	$16,020
Computer software	7,475	7,750	7,367
Furniture and fixtures	2,068	2,263	2,141
Machinery and equipment	2,299	2,376	2,347
Leasehold improvements	3,803	4,213	4,605

Property and equipment, gross	31,825	33,084	32,480
Less accumulated depreciation	28,923	29,393	28,022

Property and equipment, net	$2,902	$3,691	$4,458

        Depreciation expense related to property and equipment was $0.8 million and $0.9 million for the six months ended June 30, 2008 and 2007, respectively, and $1.9 million, $1.7 million and $1.8 million for the years ended December 31, 2007, 2006 and 2005, respectively.

10—Income Taxes

        The Business's operating results have historically been included in the Company's consolidated U.S. federal and state income tax returns and non-U.S. jurisdictions tax returns. The provisions for income taxes in the consolidated financial statements have been determined on a separate return basis. The Business assesses the realization of its net deferred tax assets and the need for a valuation allowance on a separate return basis. This assessment requires that the Business's management make judgments about the future tax benefits that could be realized after considering pre-tax book income adjusted for permanent differences, past and future taxable income, as well as other positive and negative factors influencing the realization of deferred tax assets. The Business has established a valuation allowance against net deferred tax assets in certain jurisdictions, including the United States, because the Business believes that it is more likely than not that the tax assets in those jurisdictions will not be realized prior to their expiration. The Business will continue to assess the valuation allowance and to the extent it is determined that such allowance is no longer required, the tax benefit of the remaining net deferred tax assets would be recognized in the future. Income taxes for the Business were determined independent of the potential impact of the Company's ownership changes under Section 382 of the Internal Revenue Code which may result in a limitation on the amount of net operating loss and research and development carryforwards that may be used in current and future years.

        The domestic and foreign components of income (loss) from continuing operations before income taxes as shown in the consolidated statements of operations are as follows:

	Year Ended December 31,
	2007	2006	2005
	(In thousands)
Domestic	$13,754	$18,071	$31,582
Foreign	(2,955)	(2,940)	(3,027)

	$10,799	$15,131	$28,555

        The domestic and foreign components of income tax expense related to continuing operations as shown in the consolidated statements of operations are as follows:

	Year Ended December 31,
	2007	2006	2005
	(In thousands)
Current income tax expense (benefit):
Federal	$—	$55	$225
State	11	21	20
Foreign	272	325	413

	283	401	658

Deferred income tax expense (benefit):
Federal	—	—	—
State	—	—	—
Foreign	(19)	—	—

Total income tax provision	$264	$401	$658

        Significant components of the Business's deferred tax assets (liabilities) as of December 31, 2007 and 2006 are as follows:

	Year Ended December 31,
	2007	2006
	(In thousands)
Deferred tax assets (liabilities):
Net operating loss carryforwards	$38,840	$38,135
Research and development tax credit carryforwards	8,579	8,165
Capital loss carryforwards	1,884	1,838
Inventories	351	330
Fixed assets	772	772
Intangible assets	45,422	49,931
Accrued expenses	1,613	1,170
Acquisition costs	310	302
Other	631	1,027

	$98,402	$101,670
Acquired intangible assets	0	0
Fixed assets	(380)	(382)
Less: valuation allowance:	(98,004)	(101,288)

Net deferred taxes	$18	$—

        For U.S. federal income tax purposes, we had net operating loss carryforwards available to reduce taxable income of $82.9 million at December 31, 2007. Of this amount $21.1 million relates to deductions from the exercise of stock options, of which $0.9 million is tracked separately and not included in the Business's deferred tax asset in accordance with SFAS 123R. The future benefit from these deductions will be recorded as a credit to additional paid-in capital when realized. Under the provision of the Internal Revenue Code Section 382, certain changes in the Business's ownership structure may result in a limitation on the amount of net operating loss carryforwards and research and development tax credit carryforwards that may be used in future years. These carryforwards will begin to expire in 2008 if unutilized. The Business also had foreign net operating loss carryforwards of

$20.2 million. As of December 31, 2007, the Business had $4.8 million of tax credits in the U.S. that are comprised of federal research and development tax credits and state and local credits. These credits will begin to expire in 2008 if unutilized. In addition, the Business had Canadian investment tax credits of approximately $4.5 million. These credits begin to expire in 2014 if unutilized.

        The Business has established a valuation allowance against net deferred tax assets in certain jurisdictions including the United States, because the Business believes that it is more likely than not that the tax assets in those jurisdictions will not be realized prior to their expiration. The Business will continue to assess the valuation allowance and to the extent it is determined that such allowance is no longer required, the tax benefit of the remaining net deferred tax assets would be recognized in the future.

        For each of the years ended December 31, 2007, 2006 and 2005, our federal statutory tax rate was 34% and our effective tax rate was 2.4%, 2.7% and 2.3%, respectively, from continuing operations. Our effective tax rate varies from our statutory tax rate for the years ended December 31, 2007, 2006 and 2005 principally due to the following:

	Year Ended December 31,
	2007	2006	2005
Computed expected tax expense at U.S. federal statutory rate	34.0%	34.0%	34.0%
State income taxes, net of U.S. federal tax expense (benefit)	(18.9)	16.3	9.4
Tax rate and tax law differential of foreign operations	(12.2)	(8.1)	(4.5)
Other tax credits	(5.1)	(4.1)	(1.6)
Change in valuation allowance	(14.1)	(50.3)	(35.5)
Foreign loss disallowance	16.1	13.2	—
Other	2.6	1.7	0.5

Effective tax rate	2.4%	2.7%	2.3%

        At December 31, 2007, United States income taxes were not provided on permanently undistributed earnings for certain non-U.S. subsidiaries of approximately $2.3 million. The Business will reinvest these earnings indefinitely in its operations outside the United States.

        Effective January 1, 2007, the Business adopted the provisions of FIN 48. As a result of the implementation of FIN 48, we recognized no material adjustment in the liability for unrecognized income tax benefits.

        Income tax expense is primarily due to foreign income taxes incurred by foreign subsidiaries and additional accruals for uncertain tax positions, as discussed below. This income tax expense is partially offset by tax credits earned for our research and development activities performed at our Canadian facility.

        We conduct business globally and, as a result, we or one or more of our subsidiaries file income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. In the normal course of business we are subject to examination by taxing authorities throughout the world. With few exceptions, we are no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations for years before 1999.

        During the year ended December 31, 2007, we reached a final settlement with the French tax authorities related to audits for the tax years 2003 through 2004. The settlement of $182,000 was finalized and paid in January 2008. As part of the settlement, the Business has agreed to adjust its gross net operating loss carryforwards and related valuation allowances from $5.7 million to $1.0 million as of December 31, 2006. These gross net operating loss carryforwards had a full valuation allowance against them at December 31, 2007 and 2006. Based upon the settlement there was no material impact to net income, accumulated deficit or net deferred taxes in any historic periods.

        A reconciliation of the beginning and ending amount of unrecognized tax expense is as follows:

Year Ended December 31, 2007
(In millions)
Beginning balance, upon adoption as of January 1, 2007	$0.3
Additions:
Tax positions for current year	—
Tax positions for prior years	0.2
Reductions:
Tax positions for current year	—
Tax positions for prior years	—

Ending balance, as of December 31, 2007	$0.5

        As of December 31, 2007, the Business had accrued $0.5 million for uncertain tax positions, all of which will impact that Business's effective tax rate when recognized. The $0.5 million of unrecognized tax expense represents tax positions for which the ultimate deductibility is highly uncertain. The Business does not anticipate that changes in its unrecognized tax benefits will have a material impact on the consolidated statement of operations in 2008.

        The Business recognizes interest and penalties related to income taxes as a component of the provision for income taxes on the consolidated statement of operations. During 2007, the Business recognized $55,000 in interest and penalties. As of December 31, 2007, the amount accrued for the payment of interest and penalties was $0.1 million.

        Income tax expense (benefit) for the six months ended June 30, 2008 and 2007 was $98,000 and $(8,000), respectively.

11—Accrued Expenses and Other Liabilities

        Components of accrued expenses and other liabilities consist of the following:

	June 30,	December 31,
	2008	2007	2006
	(In thousands)
Accrued compensation and related expenses	$1,562	$2,345	$1,883
Income taxes payable	1,077	1,043	897
Deferred rent	211	424	469
Other liabilities	1,918	2,204	932

Total accrued expenses and other liabilities	$4,768	$6,016	$4,181

12—Employee Retirement Plan

        The Business participates in the Company's employee retirement plan established under Section 401(k) of the Internal Revenue Code (the "401(k) plan") covering all eligible full-time employees of the Company. Contributions to the 401(k) plan are made by the participants to their individual accounts through payroll withholding. Additionally, the 401(k) plan provides for the Company to make contributions to the 401(k) plan in amounts at the discretion of management. The Company currently matches contributions each pay period at 50% of the employee's contributions up to 6% of employee's compensation, not to exceed the federal limit of $15,500 per calendar year. The employer contribution for the six months ended June 30, 2008 and 2007 were each $0.2 million, and for the years ended December 31, 2007, 2006 and 2005 was $0.3 million, $0.4 million and $0.5 million, respectively.

13—Commitments and Contingencies

        The following table details the Business's future contractual payment obligations at June 30, 2008.

	Payments Due by Period
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years	All Other
	(In thousands)
Operating lease obligations	$7,495	$2,470	$3,718	$1,307	$—	$—
Purchase obligations	2,762	2,762	—	—	—	—
Uncertain tax positions and related interest	381	—	—	—	—	381

Total contractual obligations	$10,638	$5,232	$3,718	$1,307	$—	$381

Leases

        The Business leases its current corporate office headquarters facilities under non-cancelable leases extending to May 31, 2012. The Business occupies other facilities, which serve as sales offices throughout North America, Europe and Asia, under leases that expire within one to eight years. Rental expenses under all operating lease agreements during the six months ended June 30, 2008 and 2007, and the years ended December 31, 2007, 2006 and 2005 were approximately $1.1 million and $0.9 million, respectively, and $1.8 million, $1.8 million and $2.9 million, respectively. The amounts presented in the table above do not include future sublease income of $1.5 million which will be earned in the next five years.

Purchase Commitments

        The Business's agreement with Plexus requires that Plexus turn its NMS-related inventory eight times per year. If this condition is not met, the Business must purchase enough material to bring Plexus up to eight turns. This is assessed on a quarterly basis. At June 30, 2008, the Company had not met the eight turn goal under the Purchase Agreement. As a result, the Company had a contractual obligation under the Purchase Agreement of $117,000 at June 30, 2008. Plexus has agreed to waive the contractual obligation related to the commitment at June 30, 2008 under the Purchase Agreement. During the six months ended June 30, 2007 and during 2007, 2006 and 2005, the Business had met the eight turn goal. The Business has no such arrangements with its other third-party manufacturers.

Uncertain tax positions

        As of June 30, 2008 and December 31, 2007, the Company accrued a liability related to uncertain tax positions of $0.3 million and $0.5 million and related interest of $0.1 million and $0.1 million, respectively. In January 2008, the Company paid $182,000 of taxes and interest related to an uncertain tax position recorded in 2007. The Company is unable to reasonably estimate the timing of the reversal of the remainder of uncertain tax positions and related interest due to uncertainties in the timing of the effective settlements of tax positions.

Litigation

        The Business is party to various legal proceedings incidental to its business. However, the Business has no material legal proceedings currently pending.

Guarantees

        The Business's products are generally sold with a 12-18 month warranty period. Parts and labor are covered under the terms of the warranty agreement. The warranty provision is based on historical experience by product, configuration and geographic region. Current warranty provisions are related to the past one and a half to two years' revenues and warranty consumption is associated with current and prior year's revenues.

        Changes in the aggregate warranty liability were as follows:

	Six Months Ended June 30,		Year Ended December 31,
	2008	2007	2007	2006	2005
	(In thousands)
Beginning balance	$400	$285	$285	$370	$342
Provisions for warranty	233	67	263	44	196
Expenditures	(169)	(85)	(148)	(129)	(168)

Ending balance	$464	$267	$400	$285	$370

Indemnification

        The Business enters into indemnification agreements with certain of its customers in its ordinary course of business. Pursuant to these agreements the Business agrees that in the event its products infringe upon any proprietary right of a third party, the Business will indemnify its customer against any loss, expense or liability from any damages that may be awarded against the customer. As described in FASB Staff Position FIN No. 45-1, Accounting for Intellectual Property Infringement Indemnifications under FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, including Indirect Guarantees of Indebtedness of Others, indemnifications related to infringement on intellectual property, such as the ones the Business has entered into, are considered guarantees and therefore within the scope of FIN 45. These arrangements have been recorded at a fair value of zero as there have been no claims brought against the Business under such arrangements in the past five years.

        The Business provides an indemnification, to the extent permitted by law, to its officers, directors, employees and agents for liabilities arising from certain events or occurrences while the officer, director, employee, or agent, is or was serving at the Business's request in such capacity. As a matter of practice, the Business maintains directors and officer liability insurance coverage.

14—Sale of Business

        On September 12, 2008, the Company entered into an Asset Purchase Agreement (the "Purchase Agreement") with Dialogic Corporation ("Buyer") to sell the Business to Buyer. Pursuant to the terms of the Purchase Agreement, Buyer has agreed to acquire certain assets and assume certain liabilities related to the Business as set forth in the Purchase Agreement. In addition, subject to the terms and conditions of the Purchase Agreement, Buyer has the option to offer employment on or before the closing of the Transaction (the "Closing") to existing Company employees that are primarily engaged in the business of the Business. There are no material relationships among Company and Buyer or any of their respective affiliates, other than with respect to the Purchase Agreement and the related ancillary agreements.

        Pursuant to the terms of the Purchase Agreement and subject to the customary adjustments provided for therein, at the Closing, the Company will be paid a $28 million cash payment, $2.8 million and $0.4 million of which will be funded into escrow accounts to settle certain claims for indemnification and working capital levels, respectively, which may be made by Buyer following the Closing.

        The Asset Purchase Agreement may be terminated by either Buyer or the Company if the Closing has not occurred by December 31, 2008, or, if the SEC decides to review this proxy statement, February 28, 2009, or upon the occurrence of certain customary events as set forth in the Purchase Agreement. In addition, if the Purchase Agreement is terminated under certain circumstances, including a determination by the Company's board of directors to accept an acquisition proposal it deems superior to the Transaction in accordance with the procedures set forth in the Asset Purchase Agreement, the Company has agreed to pay Buyer a termination fee of $1.25 million. The Closing is subject to closing conditions, including, but not limited to, approval of the Transaction by the Company's stockholders and certain other customary closing conditions.

 THE NAME CHANGE CHARTER AMENDMENT
(Item 2 of Notice)

Purpose of Name Change Charter Amendment

        Stockholders will also consider at the Special Meeting a proposal to amend the Charter to change our name to LiveWire Mobile, Inc. upon the closing of the Asset Sale. The reasons for this proposed change are to better reflect our branding and direction as we anticipate focusing exclusively on our LiveWire Mobile business following the completion of the Asset Sale.

No Dissenter's Rights

        You will not experience any change in your rights as a stockholder as a result of the Name Change Charter Amendment. None of Delaware law, the Charter or our bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with the Name Change Charter Amendment, and we do not intend to independently provide stockholders with any such right. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with the Name Change Charter Amendment.

Approval Required

        If this proposal is submitted to our stockholders for approval, the approval of holders of a majority of the shares of our Common Stock outstanding as of the record date will be required for approval of the proposal. Abstentions and broker "non-votes" will not be counted as having been voted on the proposal, and therefore will have the same effect as votes "AGAINST" the proposal.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE NAME CHANGE CHARTER AMENDMENT.

 THE REVERSE SPLIT CHARTER AMENDMENT
(Item 3 of Notice)

        Our board of directors is recommending that the stockholders approve an amendment to the Charter to effect a reverse stock split of the outstanding shares of Common Stock at a ratio within a range of 1:5 to 1:10. If this proposal is approved, our board of directors will have the authority to decide, within twelve months from the Special Meeting, whether to implement the split and the exact amount of the split within this range, if it is to be implemented. If our board of directors decides to implement the split, it will become effective upon the filing of an amendment to the Charter with the Secretary of State of the State of Delaware (the "Effective Date"). If the reverse split is implemented, the number of issued and outstanding shares of Common Stock would be reduced in accordance with the exchange ratio selected by our board of directors. The total number of authorized shares of Common Stock would remain unchanged at its current total of 125,000,000.

Purpose and Background of the Reverse Split

        Our board of directors' primary objectives in proposing the reverse split are to raise the per share trading price of our Common Stock and to increase the number of shares of our authorized but unissued Common Stock. Our board of directors believes that the reverse split would, among other things, (i) better enable us to maintain the listing of its Common Stock on The NASDAQ Global Market and (ii) facilitate higher levels of institutional stock ownership, where investment policies generally prohibit investments in lower-priced securities.

        The Common Stock is currently listed on The NASDAQ Global Market. On August 20, 2008, we received a letter from The NASDAQ Stock Market LLC ("NASDAQ") advising that for the previous 30 consecutive business days, the bid price of the Common Stock had closed below the minimum $1.00 per share requirement for continued inclusion on The NASDAQ Global Market pursuant to NASDAQ Marketplace Rule 4450(a)(5). This notification had no immediate effect on the listing of the Common Stock. NASDAQ stated in its letter that in accordance with NASDAQ Marketplace Rule 4450(e)(2), we will be provided 180 calendar days, or until February 17, 2009, to regain compliance with the minimum bid price requirement. The NASDAQ letter also stated that if, at any time before February 17, 2009, the bid price of the Common Stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, the NASDAQ staff will provide us with written notification that it has achieved compliance with the minimum bid price requirement.

        If we do not regain compliance with the minimum bid price requirement by February 17, 2009, the NASDAQ staff will provide us with written notification that the Common Stock will be delisted from The NASDAQ Global Market. At that time, we may appeal the delisting determination to a NASDAQ Listings Qualifications Panel pursuant to applicable NASDAQ rules. Alternatively, NASDAQ Marketplace Rule 4450(i) may permit us to transfer the Common Stock to The NASDAQ Capital Market if the Common Stock satisfies all criteria, other than compliance with the minimum bid price requirement, for initial inclusion on such market. In the event of such a transfer, the NASDAQ Marketplace Rules provide that we will be afforded an additional 180 calendar days to comply with the minimum bid price requirement while listed on the NASDAQ Capital Market.

        If a delisting from The NASDAQ Global Market were to occur, the Common Stock might be eligible for listing on The NASDAQ Capital Market as described above. If a delisting from The NASDAQ Capital Market were to occur, the Common Stock would then trade on the OTC Bulletin Board or in the "pink sheets." These alternative markets are generally considered to be less efficient than, and not as broad as, The NASDAQ Capital Market or The NASDAQ Global Market.

        The closing sale price of the Common Stock on the record date was $0.32 per share. Our board of directors has considered the potential harm to us of a delisting from The NASDAQ Global Market and believes that a reverse stock split would help us regain compliance with NASDAQ's minimum bid price listing standard.

        Our board of directors further believes that an increased stock price may encourage investor interest and improve the marketability of the Common Stock to a broader range of investors, and, thus, improve liquidity. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Our board of directors believes that the anticipated higher market price resulting from a reverse stock split would enable institutional investors and brokerage firms with policies and practices such as those described above to invest in the Common Stock.

        The purpose of seeking stockholder approval of a range of exchange ratios from 1:5 to 1:10. (rather than a fixed exchange ratio) is to provide us with the flexibility to achieve the desired results of the reverse stock split. If the stockholders approve this proposal, our board of directors would effect a reverse stock split only upon our board of directors' or committee's determination that a reverse stock split would be in the best interests of us at that time. If our board of directors were to effect a reverse stock split, our board of directors would set the timing for such a split and select the specific ratio within the range of 1:5 to 1:10. No further action on the part of stockholders would be required to either implement or abandon the reverse stock split. If the stockholders approve the proposal, and our board of directors determines to effect the reverse stock split, we would communicate to the public, prior to the Effective Date, additional details regarding the reverse split, including the specific ratio selected by our board of directors. If our board of directors does not implement the reverse stock split within twelve months from the Special Meeting, the authority granted in this proposal to implement the reverse stock split will terminate. Our board of directors reserves its right to elect not to proceed with the reverse stock split if it determines, in its sole discretion, that this proposal is no longer in our best interests.

Material Effects of Proposed Reverse Stock Split

        Our board of directors believes that the reverse split will increase the price level of the Common Stock in order to, among other things, ensure continued compliance with the NASDAQ Global Market's minimum bid price listing standard and generate interest in us among our investors. Our board of directors cannot predict, however, the effect of the reverse split upon the market price for the Common Stock, and the history of similar reverse stock splits for companies in like circumstances is varied. The market price per share of Common Stock after the reverse split may not rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the reverse split, which would reduce our market capitalization. The market price per post-reverse split share may not remain in excess of the $1.00 minimum bid price as required by the NASDAQ Global Market, or we may not otherwise meet the additional requirements for continued listing on the NASDAQ Global Market. The market price of the Common Stock may also be based on our performance and other factors, the effect of which our board of directors cannot predict.

        The reverse split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests or proportionate voting power, except to the extent that the reverse split results in any of stockholders owning a fractional share. In lieu of issuing fractional shares, we may either (i) directly pay each stockholder who would otherwise have been entitled to a fraction of a share an amount in cash equal to the closing sale price of the Common Stock, as quoted on the NASDAQ Global Market on the Effective Date, multiplied by the fractional share amount, or (ii) make arrangements with our transfer agent or exchange agent to aggregate all fractional shares otherwise issuable in the reverse stock split and sell these whole shares as soon as possible after the Effective Date at then prevailing market prices on the open market on behalf of those holders, and then pay each such holder his, her or its pro rata potion of the sale proceeds.

        The principal effects of the reverse split will be that (i) the number of shares of Common Stock issued and outstanding will be reduced from 45,922,700 shares as of September 30, 2008 to a range of 9,184,540 to 4,592,270 shares, depending on the exact split ratio chosen by our board of directors, (ii) the conversion ratio for all outstanding shares of the Preferred Stock will be adjusted such that the number of shares of Common Stock issuable upon the conversion of the Preferred Stock will be reduced to one-fifth to one-tenth of the number of shares of Common Stock that were issuable upon conversion of the Preferred Stock immediately before the Effective Date, (iii) all outstanding options and warrants entitling the holders thereof to purchase shares of Common Stock will enable such holders to purchase, upon exercise of their options or warrants, one-fifth to one-tenth of the number of shares of Common Stock which such holders would have been able to purchase upon exercise of their options or warrants immediately preceding the reverse split, at an exercise price equal to one-fifth to one-tenth times the exercise price specified before the reverse split, resulting in the same aggregate price being required to be paid upon exercise thereof immediately preceding the reverse split and (iv) the number of shares reserved for issuance pursuant to our 1993 Employee Stock Option Plan, 1993 Non-Employee Directors Stock Option Plan, 1995 Non-Statutory Stock Option Plan, 2000 Equity Incentive Plan 2003 Employee Stock Purchase Plan, and the Openera Technologies, Inc. 2005 Equity Incentive Plan will be reduced to one-fifth to one-tenth of the number of shares currently included in each such plan.

        The reverse split will not affect the par value of the Common Stock. As a result, on the effective date of the reverse split, the stated capital on our balance sheet attributable to the Common Stock will be reduced to one-fifth to one-tenth of its present amount, depending on the exact amount of the split, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of the Common Stock will be retroactively increased for each period because there will be fewer shares of Common Stock outstanding.

        The Reverse Split Charter Amendment will not change the terms of the Common Stock. After the reverse split, the shares of Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. Each stockholder's percentage ownership of the new Common Stock will not be altered except for the effect of eliminating fractional shares. The Common Stock issued pursuant to the reverse split will remain fully paid and non-assessable. The reverse split is not intended as, and will not have the effect of, a "going private transaction" covered by Rule 13e-3 under the Securities Exchange Act of 1934. Following the reverse split, we will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

        The reverse split will not change the terms of the Preferred Stock, except that the conversion ratio for all outstanding shares of the Preferred Stock will be adjusted upon the Effective Date, such that the number of shares of Common Stock issuable upon the conversion of the Preferred Stock will be reduced to one-fifth to one-tenth of the number of shares of Common Stock that were issuable upon conversion of the Preferred Stock immediately before the Effective Date.

        Because we will not reduce the number of authorized shares of Common Stock, the overall effect will be an increase in authorized but unissued shares of Common Stock as a result of the reverse stock split. These shares may be issued at our board of directors' discretion. Any future issuances will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of Common Stock. If the reverse split is not approved, we may be unable to raise additional capital.

        The reverse stock split would result in some stockholders owning "odd-lots" of less than 100 shares of our Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

Procedure for Effecting Reverse Split and Exchange of Stock Certificates

        If the reverse split is approved by our stockholders, and our board of directors determines it is in the best interests of the Company to effect the split, the reverse stock split would become effective at such time as the amendment to the Charter is filed with the Secretary of State of the State of Delaware. Upon the filing of the amendment, all of our existing Common Stock will be converted into new Common Stock as set forth in the amendment.

        As soon as practicable after the Effective Date, stockholders will be notified that the reverse split has been effected. Computershare, our transfer agent, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-reverse split shares will be asked to surrender to the exchange agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares in accordance with the procedures to be set forth in a letter of transmittal that will be delivered to our stockholders. No new certificates will be issued to a stockholder until the stockholder has surrendered to the exchange agent his, her or its outstanding certificate(s) together with the properly completed and executed letter of transmittal. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO. Stockholders whose shares are held by their broker do not need to submit old share certificates for exchange. These shares will automatically reflect the new quantity of shares based on the reverse split. Beginning on the Effective Date, each certificate representing pre-reverse split shares will be deemed for all corporate purposes to evidence ownership of post-reverse split shares.

Fractional Shares

        We will not issue fractional certificates for post-reverse split shares in connection with the reverse split. In lieu of issuing fractional shares, we may either (i) directly pay each stockholder who would otherwise have been entitled to a fraction of a share an amount in cash equal to the closing sale price of the Common Stock, as quoted on the NASDAQ Global Market on the Effective Date, multiplied by the fractional share amount, or (ii) make arrangements with our transfer agent or exchange agent to aggregate all fractional shares otherwise issuable in the reverse stock split and sell these whole shares as soon as possible after the Effective Date at then prevailing market prices on the open market on behalf of those holders, and then pay each such holder his, her or its pro rata potion of the sale proceeds.

Criteria to be Used for Decision to Apply the Reverse Stock Split

        If the stockholders approve the reverse stock split, our board of directors will be authorized to proceed with the reverse split. In determining whether to proceed with the reverse split and setting the exact amount of split, if any, our board of directors will consider a number of factors, including market conditions, existing and expected trading prices of the Common Stock, the NASDAQ Global Market listing requirements, and the amount of our authorized but unissued Common Stock.

No Dissenter's Rights

        You will not experience any change in your rights as a stockholder as a result of the Reverse Split Charter Amendment. None of Delaware law, the Charter or our bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with the reverse split, and we do not intend to independently provide stockholders with any such right. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with the reverse split.

Certain U.S. Federal Income Tax Consequences of the Reverse Split

        The following is a summary of certain U.S. federal income tax consequences relating to the reverse stock split as of the date hereof. Except where noted, this summary deals only with a stockholder who holds Common Stock as a capital asset.

        For purposes of this summary, a "U.S. holder" means a beneficial owner of Common Stock who is any of the following for U.S. federal income tax purposes: (i) a citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of its substantial decisions, or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person. A non-U.S. holder of Common Stock is a stockholder who is not a U.S. holder (other than entities classified as partnerships for U.S. federal income tax purposes).

        This summary is based upon provisions of the Code, and regulations, rulings and judicial decisions as of the date hereof. Those authorities may be changed, perhaps retroactively, so as to result in U.S. federal income tax considerations different from those summarized below. This summary does not represent a detailed description of the U.S. federal income tax consequences to a stockholder in light of his, her or its particular circumstances. In addition, it does not represent a description of the U.S. federal income tax consequences to a stockholder who is subject to special treatment under the U.S. federal income tax laws and does not address the tax considerations applicable to stockholders who may be subject to special tax rules, such as:

  •
  partnerships

  •
  financial institutions;

  •
  insurance companies;

  •
  real estate investment trusts;

  •
  regulated investment companies;

  •
  grantor trusts;

  •
  tax-exempt organizations;

  •
  dealers or traders in securities or currencies;

  •
  stockholders who hold Common Stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes or U.S. holders that have a functional currency other than the U.S. dollar;

  •
  stockholders who actually or constructively own 10 percent or more of our voting stock; or

  •
  non-U.S. holder who is a U.S. expatriate, "controlled foreign corporation" or "passive foreign investment company."

        Moreover, this description does not address the U.S. federal estate and gift tax, alternative minimum tax or other tax consequences of the reverse stock split.

        If an entity classified as a partnership for U.S. federal income tax purposes holds Common Stock, the tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership.

        Each stockholder should consult his, her or its own tax advisers concerning the particular U.S. federal tax consequences of the reverse stock split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any state, local or foreign income tax consequences.

         U.S. Holders.    Generally, a reverse stock split will not result in the recognition of gain or loss by a U.S. holder for U.S. federal income tax purposes (except to the extent of cash received in lieu of a fractional share). The aggregate adjusted basis of the new shares of Common Stock will be the same as the aggregate adjusted basis of the Common Stock exchanged for such new shares, reduced by the amount of the adjusted basis of any Common Stock exchanged for such new shares that is allocated to the fractional share for which cash is received. The holding period of the new, post-reverse split shares of the Common Stock resulting from implementation of the reverse stock split will include a U.S. holder's holding periods for the pre-reverse split shares. A stockholder who receives cash in lieu of a fractional share of new Common Stock generally will recognize taxable gain or loss equal to the difference, if any, between the amount of cash received and the portion of the stockholder's aggregate adjusted tax basis in the shares of old Common Stock allocated to the fractional share. If the shares of old Common Stock allocated to the fractional shares were held by the stockholder as capital assets, the gain or loss resulting from the payment of cash in lieu of the issuance of a fractional share will be taxed as capital gain or loss. Such capital gain or loss will be short term if the pre-reverse split shares were held for one year or less and long term if held more than one year.

         Non U.S. Holders.    A non-U.S. holder of the Common Stock generally will not be subject to U.S. federal income tax with respect to any gain recognized as a result of cash received in lieu of a fractional share in connection with the reverse stock split, unless (i) the gain is effectively connected with a trade or business of the non-U.S. holder in the U.S. (in which case, for a non-U.S. holder that is a foreign corporation, the branch profits tax may also apply), and, where a tax treaty applies, is attributable to a U.S. permanent establishment of the non-U.S. holder, (ii) the gain is recognized by a non-U.S. holder who is present in the United States for 183 or more days in the taxable year of the reverse stock split and certain other conditions are met, or (iii) the Company is or has been a "U.S. real property holding corporation" for U.S. federal income tax purposes. We believe it currently is not and it does not anticipate becoming, a "U.S. real property holding corporation" for U.S. federal income tax purposes.

         Information Reporting and Backup Withholding.    Payment of cash in lieu of fractional shares within the United States or conducted through certain U.S. related financial intermediaries is subject to both backup withholding and information reporting unless the beneficial owner certifies under penalties of perjury that it is not a U.S. holder (and the payor does not have actual knowledge or reason to know that the beneficial owner is a U.S. holder) or the stockholder otherwise establishes an exemption. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against such stockholder's U.S. federal income tax liability provided the required information is furnished to the Internal Revenue Service.

Approval Required

        The affirmative vote of the holders of a majority of the shares of our Common Stock outstanding as of the record date is required to approve the Reverse Split Charter Amendment and to effect a reverse split of the Common Stock in the range of 1:5 to 1:10. Abstentions and "broker non-votes" will not be counted as having been voted on the proposal, and therefore will have the same effect as votes "AGAINST" the proposal.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE REVERSE SPLIT CHARTER AMENDMENT.

 ADJOURNMENT OF THE MEETING
(Item 4 of Notice)

        If there are insufficient votes at the time of the Special Meeting to approve any of proposals one, two or three, we may propose to adjourn the Special Meeting, if a quorum is present, for the purpose of soliciting additional proxies to approve any of proposals one, two or three. We currently do not intend to propose to adjourn the Special Meeting if there are sufficient votes to adopt and approve the Asset Sale and the Asset Purchase Agreement and to approve the Name Change Charter Amendment and the Reverse Split Charter Amendment. If the proposal to adjourn the Special Meeting for the purpose of soliciting additional proxies is submitted to our stockholders for approval, the approval of the holders of a majority of the shares of our Common Stock voting at the Special Meeting will be required for approval of the proposal. Shares that are voted "FOR" or "AGAINST" the proposal will be counted towards the vote requirement. Neither broker "non-votes" nor abstentions are included in the tabulation of the voting results and, therefore, they do not have the effect of votes "AGAINST" such proposal.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES.

 STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

        Proposals of stockholders intended to be presented at the 2009 Annual Meeting of the Stockholders, pursuant to Rule 14a-8 promulgated under the Exchange Act must be received by the Company no later than December 24, 2008, in order that they may be included in the proxy statement and form of proxy relating to that meeting. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy.

        In addition, our bylaws require that the Company be given advance notice of stockholder nominations for election to its board of directors, other than nominations for inclusion in our proxy statement and form of proxy in accordance with Rule 14a-8 under the Exchange Act. The required notice must be delivered by the stockholder and received by the Secretary of the Company not later than 80 days before the annual meeting or ten days after the day notice of the annual meeting is communicated to stockholders if the date of such annual meeting is not publicly announced by the Company more than 90 days prior to the meeting. Our 2009 Annual Meeting will be April 30, 2009. Stockholders who wish to make a nomination at the 2009 Annual Meeting, other than one to be included in our proxy statement and form of proxy, should notify the Company no later than February 10, 2009.

HOUSEHOLDING OF PROXY MATERIALS

        In order to reduce printing and postage costs, we have undertaken an effort to deliver only one proxy statement to multiple stockholders sharing an address. This delivery method, called "householding," is not being used, however, if we have received contrary instructions from one or more of the stockholders sharing an address. If your household has received only one proxy statement, the Company will deliver promptly a separate copy of the proxy statement to any stockholder who sends a written request or makes an oral request to NMS Communications, Attention: Investor Relations, 100 Crossing Boulevard, Framingham, MA 01702 or via telephone at (508) 271-1000. If your household is receiving multiple copies of our proxy statement and you wish to request delivery of a single copy, you may send a written request to NMS Communications, Attention: Investor Relations, 100 Crossing Boulevard, Framingham, MA 01702.

OTHER MATTERS

        We have no knowledge of any matters to be presented for action by the stockholders at the Special Meeting other than as set forth above. However, the enclosed proxy gives discretionary authority to the persons named therein to act in accordance with their best judgment in the event that any additional matters should be presented.

EXPENSES AND SOLICITATION

        The Company will bear the cost of the solicitation of proxies, including charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of Common Stock. Proxies may be solicited in person, by telephone, facsimile, mail or e-mail by our directors, officers and employees without additional compensation. Brokers, nominees, fiduciaries, and other custodians have been requested to forward soliciting material to the beneficial owners of shares of our Common Stock held of record by them, and we will reimburse such custodians for their reasonable expenses. We have also retained D.F. King & Co., Inc., a proxy solicitation firm, to assist in the solicitation of proxies for a fee of approximately $10,000.

 CAUTIONARY STATEMENT CONCERNING
FORWARD-LOOKING INFORMATION

        This proxy statement, and the documents to which we refer you in this proxy statement, contain forward-looking statements about our plans, objectives, expectations and intentions. Forward-looking statements include information concerning possible or assumed future results of operations of NMS (as a whole), the Business and LiveWire Mobile, the expected completion and timing of the Asset Sale and other information relating to the Asset Sale. There are forward-looking statements throughout this proxy statement, including, among others, under the headings "Summary Term Sheet," "Purpose of the Asset Sale," "Proceeds of the Asset Sale" and "Effects of the Asset Sale," and in statements containing the words "believes," "expects," "estimates," "forecasts," "seeks," "may," "will," and "continues" or other similar words or expressions. You should read statements that contain these words carefully. They discuss our future expectations or state other forward-looking information, and may involve known and unknown risks over which we have no control, including, without limitation:

  •
  the inability to complete the Asset Sale due to the failure to satisfy the conditions to closing of the Asset Sale, including the failure to obtain stockholder approval;

  •
  the occurrence of any event, change or other circumstances that could give rise to the termination of the Asset Purchase Agreement;

  •
  the failure of the Asset Sale to close for any other reason;

  •
  the ability to recognize the benefits of the Asset Sale;

  •
  the outcome of legal proceedings that may be instituted against us and others in connection with the Asset Sale and the Asset Purchase Agreement;

  •
  the amount of the costs, fees, expenses and charges related to the Asset Sale;

  •
  the effect of the announcement of the Asset Sale on our client relationships, operating results and businesses generally, including the ability to retain key employees;

  •
  the ratio implemented for the reverse stock split;

  •
  the impact of the reverse stock split on our ability to maintain our Common Stock's listing on The Nasdaq Global Market;

  •
  the impact of the net cash proceeds from the Asset Sale and subsequent restructuring on the LiveWire Mobile business;

  •
  the ability of the LiveWire Mobile business to achieve meaningful growth and sustainable profitability; and

  •
  the size and rate of growth of the mobile personalization services market.

        You should not place undue reliance on forward-looking statements. We cannot guarantee any future results, levels of activity, performance or achievements. All forward-looking statements contained in the proxy statement speak only as of the date of this proxy statement or as of such earlier date that those statements were made and are based on current expectations or expectations as of such earlier date and involve a number of assumptions, risks and uncertainties that could cause the actual result to differ materially from such forward-looking statements. Except as required by law, we undertake no obligation to update or publicly release any revisions to these forward-looking statements or reflect events or circumstances after the date of this proxy statement.

 WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

        NMS is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. NMS files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at http://www.sec.gov, which contains reports, proxy statements and other information regarding registrants that file electronically with the SEC.

        THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN SUCH JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED OCTOBER 20, 2008. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

        THE INFORMATION CONTAINED IN THIS PROXY STATEMENT SPEAKS ONLY AS OF THE DATE INDICATED ON THE COVER OF THIS PROXY STATEMENT UNLESS THE INFORMATION SPECIFICALLY INDICATES THAT ANOTHER DATE APPLIES.

                      By order of the Board of Directors
                      Diane L. Callan
                       Vice President, General Counsel and Secretary

October 20, 2008

 Annex A

ASSET PURCHASE AGREEMENT

by and between

DIALOGIC CORPORATION

and

NMS COMMUNICATIONS CORPORATION

Dated as of September 12, 2008

A-i

A-ii

A-iii

 ASSET PURCHASE AGREEMENT

        ASSET PURCHASE AGREEMENT (the "Agreement"), dated as of September 12, 2008, by and between Dialogic Corporation, a British Columbia corporation ("Buyer") and NMS Communications Corporation, a Delaware corporation ("Seller").

        WHEREAS, Seller conducts the Business (as defined below);

        WHEREAS, Buyer desires to purchase all of the assets that relate to or are used in connection with the Business and assume Liabilities (as defined below) of Seller arising from or otherwise related to the Business, and Seller desires to sell all of the assets of the Business to Buyer, upon the terms and subject to the conditions hereinafter set forth; and

        WHEREAS, the parties desire to make certain representations, warranties and agreements in connection with the transactions contemplated hereby and to prescribe certain conditions to the transactions contemplated hereby.

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, representations, warranties and agreements contained herein, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I—DEFINITIONS

        1.1    Definitions.    Except as otherwise provided herein or as otherwise clearly required by the context, the following terms shall have the respective meanings indicated when used in this Agreement:

        "AAA" shall mean the American Arbitration Association.

        "Accounting Referee" shall have the meaning ascribed thereto in Section 2.6 hereof.

        "Acquisition Agreement" shall have the meaning ascribed thereto in Section 6.4(e) hereof.

        "Acquisition Proposal" shall have the meaning ascribed thereto in Section 6.4(i) hereof.

        "Adverse Recommendation Change" shall have the meaning ascribed thereto in Section 6.4(d) hereof.

        "Affiliate" shall mean, with respect to any Person, any other Person controlling, controlled by or under common control with such Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") means the possession, directly or indirectly, of power to direct or cause the direction of the management and policies of a Person whether through the ownership of voting securities, by contract or otherwise.

        "Agreement" shall have the meaning ascribed thereto in the recitals.

        "Allocation" shall have the meaning ascribed thereto in Section 2.6 hereof.

        "Antitrust Laws" shall have the meaning ascribed thereto in Section 6.3(b) hereof.

        "Antitrust Order" shall have the meaning ascribed thereto in Section 6.3(b) hereof.

        "Assumed Liabilities" shall have the meaning ascribed thereto in Section 2.3 hereof.

        "Bid" shall mean any outstanding quotation, bid or proposal by Seller or a Subsidiary of Seller which, if accepted or awarded, would lead to a contract with a Governmental Authority or a prime contractor or higher tier subcontractor to a Governmental Authority, for the design manufacture, sale or provision of Customer Offerings by Seller or a Subsidiary of Seller.

        "Business" shall mean Seller's "NMS Communications division" through which Seller and its Subsidiaries develop, market, license, sell and distribute embedded technology and platforms that enable the rapid creation and deployment of a broad range of value-added services for mobile and converged networks, including, but not limited to, voice mail and interactive voice response solutions, video portals and mobile TV, and multi-media messaging systems; provided, however, that, notwithstanding the foregoing, the term "Business" shall not include any business, activities, operations or prospects of any Excluded Subsidiary.

        "Business Benefit Plans" shall have the meaning ascribed thereto in Section 4.13(a) hereof.

        "Business Balance Sheets" shall have the meaning ascribed thereto in Section 4.4(a) hereof.

        "Business Copyrights" shall mean all Copyrights owned by Seller or a Subsidiary of Seller and used in the Business.

        "Business Day" shall mean any day other than (a) a Saturday or Sunday, or (b) a day on which banking and savings and loan institutions are authorized or required by law to be closed in the Commonwealth of Massachusetts.

        "Business Domain Names" shall have the meaning ascribed thereto in Section 2.1(q).

        "Business Employees" shall have the meaning ascribed thereto in Section 6.6(a) hereof.

        "Business Financial Statements" shall have the meaning ascribed thereto in Section 4.4(a) hereof.

        "Business Intellectual Property Assets" shall mean, individually and collectively, the Owned Intellectual Property Assets and the Licensed Intellectual Property Assets.

        "Business Intellectual Property Contracts" shall mean (a) licenses of Business Intellectual Property Assets by Seller or any Subsidiary of Seller to any third party or any other instruments or other arrangements to which Seller or any Subsidiary of Seller is a party, pursuant to which any third party has obtained any right, title or interest in any Business Intellectual Property Assets, (b) licenses of Business Intellectual Property Assets by any third party to Seller or any Subsidiary of Seller, or any other Contracts pursuant to which Seller or any Subsidiary of Seller has obtained any right, title or interest in Business Intellectual Property Assets, (c) Contracts between Seller or any Subsidiary of Seller and any third party relating to the use, protection of, development, prosecution, enforcement or commercialization of Business Intellectual Property Assets, and (d) consents, settlements, decrees, orders, injunctions, judgments or rulings governing the use, validity or enforceability of Owned Intellectual Property Assets.

        "Business Marks" shall mean all Marks owned by Seller or a Subsidiary of Seller and used in the Business. For clarity, "Business Marks" shall not include the Inactive Marks.

        "Business Material Adverse Effect" shall mean, with respect to the Business, a change, event or effect (an "Effect") that, individually or in the aggregate, has a material adverse effect on the business, operations, assets, results of operations, or financial condition of the Business taken as a whole, other than (a) any Effect resulting from (i) general changes in the economy or financial markets of the United States or any other region outside of the United States; provided, that such changes do not affect the Business in a materially disproportionate manner, (ii) changes in general legal, regulatory, political, economic or business conditions (including the commencement, continuation or escalation of a war or material armed hostilities, acts of terrorism, or the occurrence of natural disasters) that generally affect industries in which Seller and its Subsidiaries conduct the Business; provided, that such changes do not affect the Business in a materially disproportionate manner, (iii) changes in GAAP that generally affect industries in which Seller and its Subsidiaries conduct the Business; provided, that such changes do not affect the Business in a materially disproportionate manner, (iv) the announcement of this Agreement or pendency or consummation of the transactions contemplated hereby, (v) the identity of Buyer or any of its Affiliates as the acquiror of the Business, or (vi) compliance with the terms of, or the taking of any action required by this Agreement or consented to by Buyer, or (b) any decline in the market price, or change in trading volume, of the capital stock of Seller; provided, that the underlying causes of such failure shall be considered in determining whether there was a Business Material Adverse Effect.

        "Business Patents" shall mean all Patents owned by Seller or a Subsidiary of Seller and used in the Business. For clarity, "Business Patents" shall not include the Inactive Patents.

        "Business Permits" shall have the meaning ascribed thereto in Section 4.10 hereof.

        "Business Software" shall mean all Software (a) used in the Business or (b) manufactured, distributed, sold, licensed or marketed by Seller or any Subsidiary of Seller in connection with the Business, including but not limited to Software embodied in Customer Offerings.

        "Business Trade Secrets" shall have the meaning ascribed thereto in Section 4.19(g) hereof.

        "Buyer" shall have the meaning ascribed thereto in the recitals.

        "Buyer's Calculation" shall have the meaning ascribed thereto in Section 2.10(b) hereof.

        "Buyer Disclosure Schedule" shall have the meaning ascribed thereto in Article III hereto.

        "Buyer Indemnified Party" shall have the meaning ascribed thereto in Section 9.2(a) hereof.

        "Buyer Material Adverse Effect" means, with respect to Buyer, an effect, event or change that has a material adverse effect on Buyer's ability to consummate the transactions contemplated by this Agreement or perform its obligations hereunder or would reasonably be expected to prevent or materially delay the consummation of the transactions contemplated by this Agreement or prevent or materially impair or delay the ability of Buyer to perform its obligations under this Agreement.

        "Buyer Indemnification Cap" shall have the meaning ascribed thereto in Section 9.3(c) hereof.

        "Closing" shall have the meaning ascribed thereto in Section 2.7(a) hereof.

        "Closing Date" shall have the meaning ascribed thereto in Section 2.7(a) hereof.

        "Closing Date Balance Sheet" shall mean the balance sheet of the Business as of the close of business on the day before the Closing Date.

        "Closing Date Cash Payment" shall mean an amount in cash equal to (i) twenty-eight million dollars ($28,000,000), plus (ii) any Severance Obligation Amount, plus (iii) any Estimated Closing Working Capital Adjustment, minus (iv) the Escrow Amount, minus (v) the Working Capital Escrow Amount.

        "Closing Date Payroll Payment" shall be an amount equal to all of Seller's and its Subsidiaries' payroll (which shall solely include base salary, sales commissions and any employer national insurance contributions or any similar contributions, and shall not include any bonus payments, severance payments, retention payments or any other special payments) for the Business Employees for any payroll that becomes due for payment on the Closing Date, in connection with the Closing or otherwise in connection with the termination of employment of the Business Employees on the Closing Date. Seller shall cause to be prepared and delivered to Buyer, no later than three days prior to the Closing Date, a summary of the Closing Date Payroll Payment together with data that supports the calculation of the Closing Date Payroll Payment.

        "Closing Working Capital" means the difference between Current Assets and Current Liabilities as of the close of business on the day before the Closing Date.

        "Code" shall mean the Internal Revenue Code of 1986, as amended.

        "Commitment Letters" shall have the meaning ascribed thereto in Section 3.6(a) hereof.

        "Comparable Offer" shall mean an offer of regular employment made by Buyer or a Subsidiary of Buyer to a Business Employee commencing on the Closing Date which offers a non-commissioned Business Employee a base salary equal to or greater than the base salary he or she was paid by Seller or a Subsidiary of Seller as of the date hereof or offers a commissioned Business Employee an on-target earnings opportunity equal to or greater than the on-target earnings opportunity he or she had with Seller or a Subsidiary of Seller as of the date hereof. Furthermore, to constitute a "Comparable Offer," the terms of an offer must be substantially similar to the terms which Buyer or the applicable Subsidiary of Buyer, as the case may be, would normally offer to a new employee being hired for the same position with similar education and experience and located in the same geographic location, and Buyer or the applicable Subsidiary of Buyer, as the case may be, must (i) offer a Business Employee a position where, immediately following the Closing, the Business Employee's principal place of work will be within thirty-five miles of the Business Employee's principal place of work with Seller or a Subsidiary of Seller as of the date hereof, (ii) recognize the Service Date of such Business Employee for any benefits offered by Buyer or the applicable Subsidiary of Buyer, as the case may be, that relate to a start date of employment, (iii) provide credit for all vacation time and paid time off that such Business Employee accrued pursuant to the policies of Seller or a Subsidiary of Seller but did not forfeit or use prior to the Closing Date, and (iv) terms that comply with the provisions of Section 6.6(b) of this Agreement.

        "Confidentiality Agreement" shall mean that certain Confidentiality Agreement by and between Buyer and Seller dated as of July 5, 2008.

        "Contract" shall mean any agreement, contract, obligation, promise, or undertaking (whether written or oral and whether express or implied) that is legally binding.

        "Copyrights" shall have the meaning ascribed thereto in Section 4.19(a)(iii) hereof.

        "Current Assets" shall mean the sum of, without double counting, the line items and accounts under the heading of "Assets" on the form of balance sheet attached hereto as Schedule I. Such line items and accounts shall relate to the Business and shall be determined in accordance with the accounting policies, practices and procedures used in the preparation of the Business Balance Sheets.

        "Current Liabilities" shall mean the sum of, without double counting, the line items and accounts under the heading of "Liabilities" on the form of balance sheet attached hereto as Schedule I. Such line items and accounts shall relate to the Business and shall be determined in accordance with the accounting policies, practices and procedures used in the preparation of the Business Balance Sheets. Notwithstanding anything to the contrary set forth in this Agreement, in no event shall "Current Liabilities" include any Liabilities arising out of the termination of the employment of any Business Employee nor any Liabilities in respect of Taxes.

        "Customer Offerings" shall mean (a) the products of the Business (including software and documentation) that Seller or any Subsidiary of Seller (i) currently develops, manufactures, markets, distributes, makes available, sells or licenses to third parties, or (ii) has developed, manufactured, marketed, distributed, made available, sold or licensed to third parties within the previous three (3) years, and (b) the services of the Business that Seller and the Subsidiaries of Seller (i) currently provide or make available to third parties, or (ii) have provided or made available to third parties within the previous three (3) years.

        "Damages" shall mean any and all losses, liabilities, damages, claims, awards, judgments, diminution in value, costs and expenses (including, without limitation, reasonable attorneys' fees) actually suffered or incurred by such Person, but in no event shall "Damages" include any consequential, special, indirect, exemplary or punitive damages, lost profits or any multiple of damages.

        "December 2007 Balance Sheet" shall have the meaning ascribed thereto in Section 4.4 hereof.

        "Delaware Courts" shall have the meaning ascribed thereto in Section 10.6 hereof.

        "Dispute" shall have the meaning ascribed thereto in Section 2.10(c) hereof.

        "Effect" shall have the meaning ascribed thereto in the definition of Business Material Adverse Effect.

        "Encumbrances" shall mean liens that secure the payment of money, mortgages or deeds of trust, monetary charges that are liens, security interests or other encumbrances on title that secure the payment of money, in any case, whether arising by contract or by operation of law.

        "Environmental Laws" shall mean any and all applicable federal, state, county, regional, local or foreign laws, statutes, directives, regulations, codes, plans, orders, decrees, judgments, notices, licenses, permits, rules, or ordinances relating to Hazardous Substances (as hereinafter defined), natural resources, pollution or protection of human health or the environment, including, without limitation, laws relating to emissions, discharges, Releases or threatened Releases of Hazardous Substances into ambient air, surface water, groundwater, or land or otherwise relating to the manufacture, labeling, processing, distribution, use, production, treatment, storage, disposal, transport, or handling of Hazardous Substances, including, but not limited to, the Federal Water Pollution Control Act (33 U.S.C. §1251 et seq.), Resource Conservation and Recovery Act (42 U.S.C. §6901 et seq.), Safe Drinking Water Act (42 U.S.C. §3000(f) et seq.), Toxic Substances Control Act (15 U.S.C. §2601 et seq.), Clean Air Act (42 U.S.C. §7401 et seq.), Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. §9601 et seq.) ("CERCLA"), the RoHS Directive, the European Union's Waste Electrical and Electronic Equipment Directive (2002/96/EC) and other similar foreign, state and local statutes and directives and any regulations promulgated thereto.

        "Epidemic Failure" shall mean two percent (2%) of the then current total installed base of any Customer Offering or any specific batch of a Customer Offering (a) materially failing to meet its published specifications in substantially the same manner or (b) causing any material personal injury or physical damage or being found by Buyer in good faith to have the reasonable likelihood of doing so due to a design or manufacturing flaw; provided, however, that in no event shall the matters set forth on Section 4.23 of the Seller Disclosure Schedule constitute an "Epidemic Failure."

        "Equity Investment" shall have the meaning ascribed thereto in Section 3.6(a) hereof.

        "Equity Sponsor" shall have the meaning ascribed thereto in Section 3.6(a) hereof.

        "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

        "Escrow Adjustment Amount" shall have the meaning ascribed thereto in Section 9.6 hereof.

        "Escrow Agent" shall have the meaning ascribed thereto in Section 2.7(b)(ii) hereof.

        "Escrow Agreement" shall have the meaning ascribed thereto in Section 2.7(b)(v) hereof.

        "Escrow Amount" shall mean two million eight hundred thousand dollars ($2,800,000).

        "Escrow Fund" shall mean all amounts held pursuant to the Escrow Agreement, other than the Working Capital Escrow Fund.

        "Estimated Closing Working Capital Adjustment" shall equal:

          (i)    if Estimated Closing Working Capital is less than four million two hundred thousand dollars ($4,200,000) (the "Minimum Working Capital"), the amount by which Estimated Closing Working Capital is less than the Minimum Working Capital (which shall be treated as a negative number);

          (ii)   if Estimated Closing Working Capital is less than or equal to five million dollars ($5,000,000) (the "Maximum Working Capital") but greater than or equal to the Minimum Working Capital, zero; and

          (iii)  if Estimated Closing Working Capital is greater than the Maximum Working Capital, the amount by which Estimated Closing Working Capital is greater than Maximum Working Capital (which shall be treated as a positive number).

        "Estimated Closing Working Capital" shall have the meaning ascribed thereto in Section 2.10(a) hereof.

        "Estimated Purchase Price" shall mean (a) twenty eight million dollars ($28,000,000) plus (b) any Severance Obligation Adjustment, plus (c) any Estimated Closing Working Capital Adjustment plus (d) the assumption of the Assumed Liabilities (to the extent they are Liabilities for Tax purposes).

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        "Excluded Assets" shall have the meaning ascribed thereto in Section 2.2 hereof.

        "Excluded Contracts" shall have the meaning ascribed thereto in Section 2.2(j) hereof.

        "Excluded Environmental Liabilities" shall mean any and all Liabilities (including costs for cleanup, investigation, monitoring, reporting, remediation, removal, treatment, encapsulation and other response actions), Damages (including natural resource damages, property damage, and injuries to Persons), proceedings, investigations, liens, and notices of violation arising out of or relating to (i) any actual or alleged violations of applicable Environmental Laws by Seller or any Subsidiary of Seller to the extent occurring, arising or existing on or prior to the Closing, (ii) the presence, Release or threat of Release of or exposure to any Hazardous Substances at, on, under or migrating to or from any real property currently or formerly owned, leased or operated by Seller or any Subsidiary of Seller occurring, arising or existing on or prior to the Closing, (iii) the transportation, storage, treatment, disposal, generation, manufacturing, recycling, reclamation, use or other handling of any Hazardous Substances by or on behalf of Seller or any Subsidiary of Seller or in connection with the operation of the Business occurring, arising or existing on or prior to the Closing, or (iv) the presence, existence or human exposure to asbestos in any form at, on, under or within any Acquired Assets.

        "Excluded Leases" shall have the meaning ascribed thereto in Section 2.2(l) hereof.

        "Excluded Liabilities" shall have the meaning ascribed thereto in Section 2.4 hereof.

        "Excluded Matters" shall have the meaning ascribed thereto in Section 9.1 hereof.

        "Excluded Subsidiary" shall mean each Person set forth on Schedule II attached hereto.

        "Final Closing Adjustment" shall have the meaning ascribed thereto in Section 2.10(f) hereof.

        "Final Closing Working Capital" shall have the meaning ascribed thereto in Section 2.10(d) hereof.

        "Final Working Capital Adjustment Amount" shall have the meaning ascribed thereto in Section 2.10(e) hereof.

        "GAAP" shall mean generally accepted accounting principles and practices in effect from time to time within the United States applied consistently throughout the period involved.

        "Governmental Authority" shall mean any United States or foreign, federal, state or local governmental commission, board, body, bureau, or other regulatory authority, agency, including courts and other judicial bodies, or any self-regulatory body or authority, including any instrumentality or entity designed to act for or on behalf of the foregoing.

        "Government Contract" shall mean any prime contract, subcontract, basic ordering agreement or other written contractual commitment to which Seller or any Subsidiary of Seller is a party or otherwise bound that directly or, to the knowledge of Seller, indirectly through a prime contractor or subcontractor, involves the sale or provision of Customer Offerings by Seller or any Subsidiary of Seller to any Governmental Authority.

        "Hazardous Substance" shall mean any hazardous substance as defined in 42 U.S.C. § 9601(14), any hazardous waste as defined by 42 U.S.C. §6903(5), any pollutant or contaminant as defined by 42 U.S.C. §9601(33) or any toxic substance, oil or hazardous material or other chemical or substance (including, without limitation, asbestos in any form, urea formaldehyde, perchlorate or polychlorinated biphenyls) regulated by or forming the basis of liability under any Environmental Laws.

        "Inactive Patents" shall mean the abandoned, expired or otherwise inactive Patents owned by Seller listed on Schedule 2.1(s).

        "Inactive Marks" shall mean the abandoned, expired or otherwise inactive Marks owned by Seller listed on Schedule 2.1(s).

        "Indemnified Party" shall have the meaning ascribed thereto in Section 9.4(a) hereof.

        "Indemnifying Party" shall have the meaning ascribed thereto in Section 9.4(a) hereof.

        "Information" shall have the meaning ascribed thereto in Section 6.17 hereof.

        "Intellectual Property Assets" shall have the meaning ascribed thereto in Section 4.19(a)(i) hereof.

        "IRS" shall mean the Internal Revenue Service.

        "IT Assets" shall mean computer systems, networks, hardware, computer software and databases, routers, hubs, switches, data communication lines and all other information technology equipment used in connection with the Business as currently conducted.

        "Key Employee" shall mean, as of the date hereof, each of Robert Schechter, Herb Shumway, Dianne Callan, Steve Gladstone, George Kontopodis, Brough Turner and Tina Robidoux.

        "Laws" shall mean each applicable statute, law, ordinance, decree, order, rule or regulation of any Governmental Authority.

        "Lender" shall have the meaning ascribed thereto in Section 3.6(a) hereof.

        "Liability" and "Liabilities" shall mean any liability, debt, obligation, deficiency, Tax, penalty, assessment, fine, claim, cause of action or other loss, fee, cost or expense of any kind or nature whatsoever, whether asserted or unasserted, absolute or contingent, known or unknown, accrued or unaccrued, liquidated or unliquidated, and whether due or to become due and regardless of when asserted.

        "Licensed Intellectual Property Assets" shall mean Intellectual Property Assets licensed by or to Seller and/or its Subsidiaries pursuant to the Business Intellectual Property Contracts.

        "Loan" shall have the meaning ascribed thereto in Section 3.6(a) hereof.

        "Local Transfer Documents" shall have the meaning ascribed thereto in Section 2.8(a) hereof.

        "Marks" shall have the meaning ascribed thereto in Section 4.19(a)(ii) hereof.

        "Material Contract" shall have the meaning ascribed thereto in Section 4.15(a) hereof.

        "Most Recent Balance Sheet" shall have the meaning ascribed thereto in Section 4.4(a) hereof.

        "Notice of Claim" shall have the meaning ascribed thereto in Section 9.4(a) hereof.

        "Owned Intellectual Property Assets" shall mean the Intellectual Property Assets owned by Seller or any Subsidiary of Seller that are (i) used in the Business or, (ii) included in the Customer Offerings, (iii) Business Copyrights, (iv) Business Trade Secrets, (v) Business Patents or (vi) Business Marks. For clarity, "Owned Intellectual Property Assets" shall not include the Inactive Patents or Inactive Marks.

        "Patents" shall have the meaning ascribed thereto in Section 4.19(a)(i) hereof.

        "Permitted Encumbrances" shall mean (i) Encumbrances reflected in the Business Financial Statements, (ii) Encumbrances or imperfections of title that do not materially detract from the value or materially interfere with the present use of the assets subject thereto or affected thereby, (iii) Encumbrances for current Taxes not yet due and payable, (iv) Encumbrances on a landlord's interest in a subject premises, (v) a lessor's interest in a subject property and (vi) the Encumbrances described in Schedule 7.2(d).

        "Person" shall mean any individual, corporation, partnership, joint venture, association, trust, unincorporated organization or other legal entity or any Governmental Authority.

        "Post-Closing Period" shall have the meaning ascribed thereto in Section 6.7(b) hereof.

        "Pre-Closing Period" shall have the meaning ascribed thereto in Section 6.7(b) hereof.

        "Proxy Statement" shall mean the proxy statement filed by Seller with the SEC relating to the Seller Stockholders' Meeting to be held to consider, among other things, the approval of this Agreement and the sale of the Purchased Assets contemplated hereby.

        "Publicly Available Software" shall mean any Software that requires as a condition of use, modification and/or distribution of such Software that such Software or other Software incorporated into, derived from or distributed with such Software (i) be disclosed or distributed in source code form, (ii) be licensed for the purpose of making derivative works, or (iii) be redistributable at no charge.

        "Purchase Price" shall have the meaning ascribed thereto in Section 2.5 hereof.

        "Purchased Assets" shall have the meaning ascribed thereto in Section 2.1 hereof.

        "Purchased Contracts" shall have the meaning ascribed thereto in Section 2.1(i) hereof.

        "Purchased Furniture" shall have the meaning ascribed thereto in Section 2.1(h) hereof.

        "Purchased Leases" shall have the meaning ascribed thereto in Schedule 2.1(e) hereof.

        "Qualified Bidder" shall have the meaning ascribed thereto in Section 6.4(c) hereof.

        "Registered Marks" shall have the meaning ascribed thereto in Section 4.19(e)(i).

        "Recall" shall mean any recall by Buyer or a Subsidiary of Buyer of a Customer Offering after the Closing Date as a result of the order of any Governmental Authority or due to the material failure of such Customer Offering to comply with applicable Law or such Customer Offering causing any material personal injury or property damage or being found by Buyer in good faith to have the reasonable likelihood of causing any material personal injury or property damage; provided, however, that in no event shall the matters set forth on Section 4.23 of the Seller Disclosure Schedule constitute a "Recall."

        "Release" shall mean "release" as defined in CERCLA.

        "Representatives" shall mean the directors, officers, employees, Affiliates, agents, investment bankers, financial advisors, attorneys, accountants, brokers, finders, consultants or representatives of Seller, Buyer or any of their respective Subsidiaries, as the case may be.

        "Retained Severance Obligations" shall mean all Liabilities arising out of the termination of the employment of up to 25 Business Employees identified by Buyer on Schedule IV, which Schedule IV shall be completed by Buyer at Closing.

        "RoHS Directive" shall have the meaning ascribed thereto in Section 4.11(d).

        "SEC" shall mean the Securities and Exchange Commission.

        "Section 1060 Forms" shall have the meaning ascribed thereto in Section 2.6(a) hereof.

        "Securities Act" shall mean the Securities Act of 1933, as amended.

        "Seller" shall have the meaning ascribed thereto in the recitals.

        "Seller Common Stock" shall mean Seller's Common Stock, $0.01 par value per share.

        "Seller Disclosure Schedule" shall have the meaning ascribed thereto in Article IV hereof.

        "Seller Fees and Expenses" shall have the meaning ascribed thereto in Section 4.5.

        "Seller Indemnification Cap" shall have the meaning ascribed thereto in Section 9.2(c) hereof.

        "Seller Indemnified Parties" shall have the meaning ascribed thereto in Section 9.3(a) hereof.

        "Seller Recommendation" shall have the meaning ascribed thereto in Section 6.2(b) hereof.

        "Seller SEC Reports" shall have the meaning ascribed thereto in Section 4.8 hereof.

        "Seller Specified Account" shall mean the bank account specified by Seller in writing at least one (1) Business Day prior to the anticipated Closing Date.

        "Seller Stockholders" shall mean the holders of Seller Common Stock.

        "Seller Stockholders' Approval" shall have the meaning ascribed thereto in Section 7.1(a) hereof.

        "Seller Stockholders' Meeting" shall have the meaning ascribed thereto in Section 4.2 hereof.

        "Seller's Advisor" shall have the meaning ascribed thereto in Section 4.5 hereof.

        "Service Date" shall have the meaning ascribed thereto in Section 6.6(a) hereof.

        "Severance Obligation Adjustment" shall mean the aggregate amount of Liabilities set forth in Schedule V arising out of the termination of the employment of the Business Employees identified in Schedule V, which Schedule V shall be completed as mutually agreed between Buyer and Seller at Closing, to the extent such Liabilities are not Retained Severance Obligations.

        "Severance Policy" shall have the meaning ascribed thereto in Section 6.22 hereof.

        "Software" shall have the meaning ascribed thereto in Section 4.19(a)(v) hereof.

        "Straddle Period" shall have the meaning ascribed thereto in Section 6.7(b) hereof.

        "Sublease Space" shall have the meaning ascribed thereto in Section 6.21 hereof.

        "Subsequent Determination Notice" shall have the meaning ascribed thereto in Section 6.4(e) hereof.

        "Subsidiaries" shall mean, when used with reference to a party, any corporation or other organization, whether incorporated or unincorporated, of which such party or any other subsidiary of such party is a general partner (excluding partnerships the general partnership interests of which held by such party or any subsidiary of such party do not have a majority of the voting interests in such partnership) or serves in a similar capacity, or, with respect to such corporation or other organization, at least 50% of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions is directly or indirectly owned or controlled by such party or by any one or more of its subsidiaries, or by such party and one or more of its subsidiaries; provided, however, that, notwithstanding the foregoing, for the purposes of this Agreement, no Excluded Subsidiary shall be deemed a Subsidiary of Seller.

        "Superior Proposal" shall have the meaning ascribed thereto in Section 6.4(h) hereof.

        "Tax" shall mean any and all taxes, customs, duties, tariffs, deficiencies, assessments, levies or other like governmental charges, including, without limitation, income, gross receipts, excise, real or personal property, ad valorem, value added, estimated, alternative minimum, stamp, sales, withholding, social security, occupation, use, service, service use, license, net worth, payroll, franchise, transfer and recording taxes and charges, imposed by the IRS or any other taxing authority (whether domestic or foreign including, without limitation, any state, county, local or foreign government or any subdivision or taxing agency thereof (including a United States possession)), whether computed on a separate, consolidated, unitary, combined or any other basis; and such term shall include any interest, fines, penalties or additional amounts attributable to, or imposed upon, or with respect to, any such amounts.

        "Tax Return" shall mean any report, return, document, declaration, election or other information or filing required to be supplied to any taxing authority or jurisdiction (foreign or domestic) with respect to Taxes, including, without limitation, information returns and any documents with respect to or accompanying payments of estimated Taxes or requests for the extension of time in which to file any such report, return, document, declaration or other information.

        "Termination Amount" shall have the meaning ascribed thereto in Section 8.2(b) hereof.

        "Termination Date" shall have the meaning ascribed thereto in Section 8.1(c) hereof.

        "Terrorism Order" shall have the meaning ascribed thereto in Section 4.31 hereof.

        "Third Party Claim" shall have the meaning ascribed thereto in Section 9.5 hereof.

        "Threshold Amount" shall have the meaning ascribed thereto in Section 9.2(b) hereof.

        "Trade Secrets" shall have the meaning ascribed thereto in Section 4.19(a)(iv) hereof.

        "Transferred Employees" shall have the meaning ascribed thereto in Section 6.6(a) hereof.

        "Transfer Taxes" shall have the meaning ascribed thereto in Section 6.7(a) hereof.

        "Transition Services Agreement" shall have the meaning ascribed thereto in Section 6.20 hereof.

        "U.S." shall mean the United States.

        "Working Capital Escrow Amount" shall mean four hundred forty thousand dollars ($440,000).

        "Working Capital Escrow Fund" shall mean the Working Capital Escrow Amount held pursuant to the Escrow Agreement.

ARTICLE II—PURCHASE AND SALE

        2.1    Purchase and Sale of Purchased Assets.    On the terms and subject to the conditions contained in this Agreement, at the Closing, Buyer shall purchase and take, and Seller shall sell, convey, assign, transfer and deliver, and Seller shall cause its Subsidiaries to sell, convey, assign, transfer and deliver, to Buyer or a Subsidiary of Buyer designated by Buyer, free and clear of any Encumbrances (except for any Permitted Encumbrances) by appropriate instruments of conveyance reasonably satisfactory to Buyer, all of the rights, titles and interests of Seller and its Subsidiaries in, to and under all of the tangible and intangible assets, properties and rights (of every kind and description) other than Excluded Assets that (i) are owned or licensed by Seller and/or its Subsidiaries as of the Closing Date and (ii) relate to or are used in connection with the Business (the "Purchased Assets"), including, without limitation, the following tangible and intangible assets, properties and rights:

          (a)   the Business as a going concern;

          (b)   the goodwill of Seller and the Subsidiaries of Seller relating to or associated with the Business;

          (c)   all billed and unbilled accounts receivable and all correspondence with respect thereto, including without limitation, all trade accounts receivable, notes receivable from customers, vendor credits and all other obligations from customers with respect to sales of goods or services or otherwise, whether or not evidenced by a note, in each case, that relate to or are used in connection with the Business;

          (d)   all prepayments, prepaid expenses and other assets, in each case, that relate to or are used in connection with the Business;

          (e)   all interests in the leased or subleased real estate listed in Schedule 2.1(e) (the "Purchased Leases") and the deposits related thereto, if any, and at least 15 days before the anticipated Closing Date, Buyer shall notify Seller of Buyer's decision to have the lease associated with the location (and the deposit related thereto, if any) identified with one asterisk (*) or two asterisks (**) on Schedule 2.1(e) be considered a Purchased Lease hereunder (and Schedule 2.1(e) shall be updated at Closing to reflect such decision);

          (f)    all inventories, work in progress and supplies, in each case, that relate to or are used in connection with the Business;

          (g)   all machinery, equipment, automobiles and other vehicles, spare parts and supplies, computers and all related equipment, telephones, fixtures and all related equipment and all other tangible personal property, in each case, that are listed or described in Schedule 2.1(g);

          (h)   all furniture listed and/or described in Schedule 2.1(h) (collectively, the "Purchased Furniture");

          (i)    except for any Excluded Contract and subject to Section 2.9, all rights existing under all contracts, agreements or arrangements to which Seller or any Subsidiary is a party, in each case, that relate to or are used in connection with the Business, including, without limitation (A) any software license or maintenance agreement relating to the Business and (B) each other contract, agreement or arrangement set forth in Section 4.15 of the Seller Disclosure Schedule (collectively, the "Purchased Contracts");

          (j)    all rights to make offers of employment to the Business Employees and, except as provided in Section 2.2(d), the records associated with Transferred Employees;

          (k)   all lists, records, sales data, books, ledgers, files and documents pertaining to customer accounts (whether past or current), suppliers, distributors, prospective customers, prospective suppliers and prospective distributors, in each case, that relate to or are used in connection with the Business;

          (l)    all claims, deposits, prepayments, warranties, guarantees, refunds, causes of action, rights of recovery, rights of set-off and rights of recoupment of every kind and nature, in each case, relating to the Business; provided, however, that, notwithstanding the foregoing, none of the foregoing shall constitute a part of the Purchased Assets to the extent they relate to Excluded Assets or Excluded Liabilities;

          (m)  all Business Intellectual Property Assets, including, but not limited to, the Business Software and Customer Offerings, the Business Patents, the Business Trade Secrets, the Business Copyrights and the Business Marks;

          (n)   all Business Permits;

          (o)   all insurance, warranty and condemnation net proceeds received after the Closing Date with respect to damage, non-conformance of or loss to the Purchased Assets;

          (p)   except as provided in Section 2.2(c) below and to the extent that they relate to Excluded Assets or Excluded Liabilities, all books, records, ledgers, files, documents, correspondence, lists, studies and reports and other printed or written materials, provided that Seller shall be given copies of the general ledger and accounting records as such documents exist as of the Closing Date;

          (q)   the internet domain names that form part of the Business Marks, including, without limitation, those listed in Schedule 2.1(q) (the "Business Domain Names"), other than those specifically set forth in Schedule 2.2(p); provided, that Buyer grants Seller an exclusive, worldwide limited term license to those Business Domain Names identified with an asterisk (*) on Schedule 2.1(q) until such time as Seller is able to change its name and its ticker symbol; provided, further, that notwithstanding the foregoing, in no event shall the term of this limited term license exceed six (6) months from the Closing Date;

          (r)   all other assets of any kind or nature of each of Seller and each of its Subsidiaries, other than the Excluded Assets, in each case, that relate to or are used in connection with the Business; and

          (s)   all Inactive Patents and Inactive Marks listed on Schedule 2.1(s) to the extent Seller or any Subsidiary of Seller has any rights, title or interest therein.

        2.2    Excluded Assets.    Notwithstanding the foregoing, the following assets are expressly excluded from the purchase and sale contemplated hereby (the "Excluded Assets") and, as such, are not included in the assets conveyed hereby:

          (a)   all cash, cash equivalents, certificates of deposit, cash held in escrow described in Schedule 2.2(a) and securities owned or otherwise held by Seller, any Subsidiary of Seller or any Excluded Subsidiary including bank deposits, investments in so-called "money market" funds, commercial paper funds, Treasury bills and accrued interest on any of the foregoing;

          (b)   Seller's rights under or pursuant to this Agreement and the documents, instruments and agreements executed in connection herewith and therewith;

          (c)   Seller's and its Subsidiaries' general ledger, accounting records, minute books, statutory books and corporate seal, provided that Buyer shall be given copies of the general ledger and accounting records of the Business as such documents exist as of the Closing Date;

          (d)   Seller's and its Subsidiaries' personnel records that they are not allowed by applicable Law to provide to Buyer;

          (e)   any right to receive mail and other communications addressed to Seller, its Subsidiaries and any Excluded Subsidiary relating to the Excluded Assets or the Excluded Liabilities;

          (f)    any intercompany receivables;

          (g)   the capital stock of each Subsidiary of Seller and of each Excluded Subsidiary and all assets, properties and rights of each Excluded Subsidiary;

          (h)   the Business Benefit Plans and other benefit plans maintained by Seller or a Subsidiary of Seller and all documentation and materials related thereto and assets thereunder;

          (i)    all Tax refunds, Tax credits and Tax adjustments of Seller, any Subsidiary of Seller or any Excluded Subsidiary (other than such refunds, credits or adjustments related to an Assumed Liability, subject to Section 6.7(b));

          (j)    all rights existing under each contract, agreement or arrangement set forth in Schedule 2.2(j) (collectively, the "Excluded Contracts");

          (k)   the personal property listed in Schedule 2.2(k);

          (l)    all interests in the leased or subleased real estate of Seller, any Subsidiary of Seller or any Excluded Subsidiary listed in Schedule 2.2(l) other than the Purchased Leases (collectively, the "Excluded Leases"), including any deposits with respect to any Excluded Leases;

          (m)  all bank accounts maintained by or on behalf of Seller, the Subsidiaries of Seller and the Excluded Subsidiaries;

          (n)   except as set forth in Section 2.1(o), all insurance policies of Seller, the Subsidiaries of Seller and the Excluded Subsidiaries.

          (o)   other than the Purchased Furniture, all furniture of Seller, the Subsidiaries of Seller and the Excluded Subsidiaries;

          (p)   all internet domain names owned by or on behalf of Seller, the Subsidiaries of Seller and the Excluded Subsidiaries that are not Business Domain Names; and

          (q)   any assets and rights of any nature whatsoever in respect, related to or resulting from any of the items described in Sections 2.2(a)—2.2(p) inclusive or any Excluded Liability.

        2.3    Assumed Liabilities.    Upon the terms and subject to the conditions of this Agreement, Buyer shall assume, effective as of the Closing, and from and after the Closing Buyer shall pay, discharge and perform when due, as appropriate, all Liabilities of Seller and Subsidiaries of Seller relating to or otherwise in connection with the Business (individually and collectively, the "Assumed Liabilities"), including, without limitation, the following Liabilities:

          (a)   all Liabilities accrued on the Business Financial Statements and not discharged as of the Closing Date, in each case, that relate to or were incurred in connection with the operation of the Business in the ordinary course;

          (b)   all Liabilities (other than Taxes) incurred in the ordinary course of the Business;

          (c)   except as otherwise provided in Section 2.4(i) or Section 2.4(j), all Liabilities (other than Taxes) under each Purchased Contract;

          (d)   except as otherwise provided in Section 2.4(i), all warranty claims or expenses of Seller and its Subsidiaries in respect of products sold or services rendered through the Closing Date, in each case, that relate to or were incurred in connection with the operation of the Business in the ordinary course, including, without limitation, the warranty matters described in Section 4.23 of the Seller Disclosure Schedule;

          (e)   except as otherwise provided in Section 2.4(k), all Liabilities (other than Taxes) relating to the Transferred Employees incurred in the ordinary course of the Business, including Seller's and its Subsidiaries' obligation to provide vacation time and vacation pay to the Transferred Employees; and

          (f)    all Liabilities related to Transfer Taxes pursuant to Section 6.7(a) hereof, Buyer's proportionate share of real or personal property Taxes or other ad valorem Taxes imposed with respect to the Purchased Assets, determined utilizing the principles set forth in Section 6.7(b), and all other Taxes arising with respect to the Business after the Closing.

        2.4    Excluded Liabilities.    Notwithstanding Section 2.3 above, Seller shall retain, and shall be responsible for paying, performing and discharging when due, and Buyer shall not assume or have any responsibility for, the following Liabilities other than the Assumed Liabilities (individually and collectively, the "Excluded Liabilities"):

          (a)   all Liabilities relating to or arising out of the Excluded Assets;

          (b)   all Liabilities relating to or arising out of any Excluded Subsidiary;

          (c)   all Liabilities of the Subsidiaries of Seller not relating to or otherwise in connection with the Business;

          (d)   all Excluded Environmental Liabilities;

          (e)   all Retained Severance Obligations and obligations related to any employee of Seller or any Subsidiary of Seller who is not a Business Employee;

          (f)    all Liabilities under the Business Benefit Plans and other benefit plans maintained by Seller or a Subsidiary of Seller, other than Liabilities under the Business Benefit Plans set forth on Schedule 2.4(f);

          (g)   any Liability related to or arising out of Seller's LiveWire Mobile business;

          (h)   any Liabilities of Seller or any Subsidiary of Seller for Taxes (other than Taxes constituting an Assumed Liability);

          (i)    all Liabilities associated with an Epidemic Failure or Recall to the extent the Customer Offerings concerned were manufactured and/or distributed prior to the Closing Date;

          (j)    all Liabilities related to a claim that a Customer Offering or the Business infringed or misappropriated a third party Intellectual Property Asset prior to the Closing Date;

          (k)   all Liabilities related to claims related to the Transferred Employees to the extent such Liabilities arose (1) outside the ordinary course of the Business prior to the Closing Date, (2) from Seller's breach of a Law prior to the Closing Date or (3) from a breach of an employment agreement prior to the Closing Date

          (l)    all Liabilities of Seller or any Subsidiary of Seller for the Taxes of any other Person for which Buyer or any of its Affiliates could be held liable after the Closing Date by reason of applicable Law, as a transferee or successor by contract or otherwise; and

          (m)  all Seller Fees and Expenses.

        2.5    Purchase Price.    The purchase price (the "Purchase Price") for the Purchased Assets shall be (a) twenty eight million dollars ($28,000,000) in cash, plus (b) any Severance Obligation Adjustment, plus or minus (c) any Estimated Closing Adjustment, plus or minus (d) any Final Working Capital Adjustment Amount, plus or minus (e) any Escrow Adjustment Amount, plus (f) the assumption of the Assumed Liabilities.

  2.6    Allocation of Purchase Price.

          (a)   As soon as practicable after the Closing, (but in no event later than thirty (30) days after Closing), Buyer shall allocate the Estimated Purchase Price and all other capitalizable costs pursuant to Section 1060 of the Code and the Treasury Regulations promulgated thereunder, as well as any other applicable Tax laws among the Purchased Assets (the "Allocation") and deliver a statement to Seller setting forth the Allocation. If within thirty (30) days after the delivery of such statement, Seller notifies Buyer in writing that Seller objects to the Allocation, Buyer and Seller shall use commercially reasonable efforts to resolve such dispute within thirty (30) days. In the event that Buyer and Seller are unable to resolve such dispute within thirty (30) days, Buyer and Seller shall jointly retain a nationally recognized accounting firm (the "Accounting Referee") to resolve the disputed items. Upon resolution of the disputed items, the Allocation shall be adjusted to reflect such resolution. The costs, fees and expenses of the Accounting Referee shall be borne equally by Buyer and Seller. Except as otherwise required by applicable Law, Buyer and Seller shall file all Tax Returns (such as IRS Form 8594 or any other forms or reports required to be filed pursuant to Section 1060 of the Code or any comparable provisions of applicable Law ("Section 1060 Forms")) in a manner that is consistent with the Allocation (as may be adjusted pursuant to this Section 2.6) and refrain from taking any action inconsistent therewith. Buyer and Seller shall file such Section 1060 Forms timely and in the manner required by applicable Law.

          (b)   If an adjustment is made with respect to the Purchase Price as a result of a Final Working Capital Adjustment Amount or Escrow Adjustment Amount, the Allocation shall be adjusted in accordance with Section 1060 of the Code and as mutually agreed by Buyer and Seller. In the event that an agreement is not reached within thirty (30) days after the adjustment to the Purchase Price, any disputed items shall be resolved in the manner described in Section 2.6(a). Buyer and Seller agree to file any additional information return required to be filed pursuant to Section 1060 of the Code.

          (c)   Buyer and Seller agree that the amount allocable to inventory, receivables and any depreciable assets pursuant to this Section 2.6 shall be the adjusted tax basis of Seller, or its Subsidiaries (as applicable), in such property as of the Closing Date.

2.7   Closing Matters.

          (a)   Subject to the terms and conditions of this Agreement, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Goodwin Procter LLP, Exchange Place, Boston, MA 02109, at 10:00 a.m. (Eastern time) on the third Business Day following the satisfaction or waiver of the conditions set forth in Article VII or at such other place or at such other time or on such other date as may be mutually agreeable to Buyer and Seller. The date of the Closing is herein referred to as the "Closing Date."

          (b)   Subject to the conditions set forth in this Agreement, the Parties shall consummate the following on the Closing Date:

            (i)    Seller and each of its Subsidiaries shall deliver to Buyer the Purchased Assets;

            (ii)   Buyer shall deposit or cause to be deposited (i) the Closing Date Cash Payment in immediately available funds by wire transfer in the Seller Specified Account, (ii) the Escrow Amount in immediately available funds by wire transfer to an account maintained by Mellon Trust of New England, N.A. (the "Escrow Agent"), and (iii) the Working Capital Escrow Amount in immediately available funds by wire transfer to an account maintained by the Escrow Agent;

            (iii)  Buyer shall assume the Assumed Liabilities;

            (iv)  Buyer shall deposit or cause to be deposited the Closing Date Payroll Payment in immediately available funds by wire transfer in the Seller Specified Account;

            (v)   Buyer, Seller and the Escrow Agent shall enter into the Escrow Agreement substantially in the form attached hereto as Exhibit B (the "Escrow Agreement"); and

            (vi)  the parties shall deliver or cause to be delivered the Local Transfer Documents (as per Section 2.8) and certificates and other documents and instruments required to be delivered by or on behalf of a party hereof under Article VII.

          (c)   The Working Capital Escrow Fund and the Escrow Fund shall be governed by the Escrow Agreement. The Working Capital Escrow Fund and the Escrow Fund shall be held in escrow and shall be available to settle certain contingencies as provided in Sections 2.10 and Article IX of this Agreement and will be distributed to Seller and/or Buyer in accordance with the Escrow Agreement. Buyer and Seller agree for all tax purposes that: (i) the right of Seller to the Working Capital Escrow Fund and the Escrow Fund shall be treated as deferred contingent purchase price eligible for installment sale treatment under Section 453 of the Code and any corresponding provision of foreign, state or local law, as appropriate; (ii) if and to the extent any amount of the Working Capital Escrow Fund and/or the Escrow Fund is actually distributed to Seller, interest may be imputed on such amount, as required by Section 483 or 1274 of the Code which for all purposes of this Agreement shall be treated as having been paid to Seller; (iii) Buyer shall be treated as the owner of the Working Capital Escrow Fund and the Escrow Fund, and all interest and earnings earned from the investment and reinvestment of the Escrow Fund, or any portion thereof, shall be allocable to Buyer pursuant to Section 468B(g) of the Code; and (iv) in no event shall the total amount of the Working Capital Escrow Fund and the Escrow Fund and any interest and earnings earned thereon paid to Seller under this Agreement exceed an amount to be designated by Seller prior to the Closing. Clause (iv) of the preceding sentence is intended to ensure that the right of Seller to the Working Capital Escrow Fund and the Escrow Fund and any interest and earnings earned thereon is not treated as a contingent payment without a stated maximum selling price under Section 453 of the Code and the Treasury Regulations promulgated thereunder.

  2.8    Local Transfer Documents.

          (a)   Seller and its Subsidiaries, on the one hand, and Buyer, on the other hand, shall, pursuant to and in accordance with the terms and conditions of this Agreement, enter into, or cause their respective Subsidiaries to enter into, on the Closing Date, separate bills of sale, assignment and assumption agreements and intellectual property transfer or assignment documents (collectively, the "Local Transfer Documents") documenting the purchase and sale of each portion of the Purchased Assets and the Assumed Liabilities to be conveyed separately to Buyer. Such individual Local Transfer Documents will be used merely to memorialize the transfer of the Purchased Assets to Buyer and Buyer's assumption of the Assumed Liabilities.

          (b)   The Local Transfer Documents shall be in substantially the form attached hereto as Exhibit C, with such modifications as are necessary and appropriate as a result of differences in local Laws or customs, in order to maintain substantially the same legal meaning and effect as provided for in this Agreement.

          (c)   In the event of any conflict or inconsistency between the terms and conditions of this Agreement and any Local Transfer Document, the terms and conditions of this Agreement shall prevail.

          (d)   At or after the Closing, and without further consideration, Seller and its Subsidiaries shall execute and deliver to Buyer such further instruments of conveyance and transfer, and take all other actions as Buyer may reasonably request in order to more effectively convey and transfer the Purchased Assets to Buyer and put Buyer in operational control of the Purchased Assets.

        2.9    Assignment of Contracts and Rights.    Anything in this Agreement to the contrary notwithstanding, this Agreement shall not constitute an agreement to assign any Purchased Contract if an attempted assignment thereof, without consent of a third party thereto, would constitute a breach or other contravention thereof or in any way adversely affect the rights of Buyer or Seller thereunder. Seller and Buyer will use their commercially reasonable efforts (but without the requirement of any payment of money by Seller or Buyer) to obtain the consent of the other parties to any such Purchased Contract for the assignment thereof to Buyer as Buyer may reasonably request. Unless and until such consent is obtained, or if an attempted assignment thereof would be ineffective or would materially adversely affect the rights of Seller thereunder so that Buyer would not in fact receive all rights under such Purchased Contract, Seller and Buyer will cooperate in an arrangement under which Buyer would obtain the benefits and assume the obligations thereunder in accordance with this Agreement, including subcontracting, sub-licensing, or subleasing to Buyer, or under which Seller would enforce, at Buyer's expense, for the benefit of Buyer, with Buyer assuming at Buyer's expense Seller's obligations, any and all rights of Seller against a third party thereto. Seller will promptly pay to Buyer when received all monies received by Seller under any Purchased Contract, and Buyer shall pay, defend, discharge and perform all Liabilities under such Purchased Contracts.

  2.10    Purchase Price Adjustment.

          (a)   Seller shall cause to be prepared and delivered to Buyer, no later than three days prior to the Closing Date, a Closing Date Balance Sheet prepared in good faith including an estimate of Closing Working Capital (the "Estimated Closing Working Capital"), together with worksheets and data that support the calculation of the Estimated Closing Working Capital. The Estimated Closing Working Capital shall (i) accurately reflect the Closing Working Capital of the Business as of close of business on the day before the Closing Date, (ii) be based upon balance sheet line items and accounts of Seller calculated in accordance with GAAP applied consistently in accordance with the accounting policies, practices and procedures used in the preparation of the Business Balance Sheets and (iii) otherwise be prepared in accordance with this Agreement.

          (b)   Within forty-five (45) days after the Closing, Buyer shall prepare a good faith calculation of the Closing Working Capital (the "Buyer's Calculation") setting forth, in reasonable detail and to the extent practicable, each item or amount differing from the Estimated Closing Working Capital. Buyer's Calculation shall (i) accurately reflect the Closing Working Capital of the Business as of close of business on the day before the Closing Date, (ii) be based upon balance sheet line items and accounts set forth on Schedule II hereto calculated in accordance with GAAP applied consistently in accordance with the accounting policies, practices and procedures used in the preparation of the Business Balance Sheets and (iii) otherwise be prepared in accordance with this Agreement.

          (c)   If Seller disagrees in good faith with Buyer's Calculation, Buyer and Seller shall use commercially reasonable efforts to reach agreement on the disputed items or amounts in order to determine the Closing Working Capital. If Buyer and Seller are unable to reach such agreement within thirty (30) days after the date on which Seller notifies Buyer of such disagreement (such event, a "Dispute"), then the amount of the Closing Working Capital shall be determined in accordance with Section 2.10(d) below.

          (d)   In the event of a Dispute, Buyer and Seller shall promptly thereafter cause the Accounting Referee promptly to review this Agreement and the disputed items or amounts for the purpose of calculating Closing Working Capital. In making such calculation, the Accounting Referee shall consider only those items or amounts in the Buyer's Calculation as to which there is disagreement. The Accounting Referee shall deliver to Buyer and Seller, as promptly as practicable, a report setting forth the calculation of the Closing Working Capital (as calculated in accordance with the terms and conditions of this Agreement). Such report shall be final and binding upon Buyer and Seller. If such a review is conducted, then the party (i.e., Buyer, on the one hand, or Seller, on the other hand) whose last proposed offer for the settlement of the items in dispute, taken as a whole, was farther away from the final determination by the Accounting Referee, shall pay all fees and expenses associated with such review. Buyer and Seller agree that they will, and agree to cause their respective independent accountants to, cooperate and assist in the preparation of the Closing Date Balance Sheet and the calculation of Closing Working Capital and in the conduct of the audits and reviews referred to in this Section 2.10, including making available to the extent necessary books, records, work papers and personnel. The "Final Closing

  Working Capital" shall be (i) the Buyer's Calculation if Seller does not object to such calculation, (ii) the Closing Working Capital as determined in accordance with Section 2.10(c) if Buyer and Seller are able to agree or (iii) the Closing Working Capital as determined by the Accounting Referee in accordance with Section 2.10(d).

          (e)   Within three (3) Business Days following the determination of the Final Closing Working Capital, either Buyer or Seller, as applicable, shall effect the payment in accordance with the provisions below, if any (the "Final Working Capital Adjustment Amount"):

            (i)    if the Estimated Closing Working Capital Adjustment is more than the Final Closing Adjustment, then Buyer and Seller shall submit joint written instructions to the Escrow Agent directing the Escrow Agent to pay to Buyer the amount of such difference out of the Working Capital Escrow Fund and the Escrow Fund (to the extent the Working Capital Escrow Fund is exhausted), and the remainder of the Working Capital Escrow Fund, if any, shall be distributed to Seller;

            (ii)   if the Estimated Closing Working Capital Adjustment is less than the Final Closing Adjustment, then Buyer shall pay the amount of such difference by wire transfer of immediately available funds to Seller, and Buyer and Seller shall submit joint written instructions to the Escrow Agent directing the Escrow Agent to pay to Seller the amount of the Working Capital Escrow Fund; and

            (iii)  if the Estimated Closing Working Capital Adjustment equals the Final Closing Adjustment, then there shall be no adjustments hereunder, the Final Working Capital Adjustment shall equal zero (0), and Buyer and Seller shall submit joint written instructions to the Escrow Agent directing the Escrow Agent to pay to Seller the amount of the Working Capital Escrow Fund.

          (f)    For purposes of this Section 2.10, the "Final Closing Adjustment" shall be either (i) the amount by which the Final Closing Working Capital exceeds the Maximum Working Capital (which shall be treated as a positive number), (ii) the amount by which the Final Closing Working Capital is less than the Minimum Working Capital (which shall be treated as a negative number) or (iii) an amount equal to zero if the Final Closing Working Capital is both equal to or more than the Minimum Working Capital and equal to or less than the Maximum Working Capital.

ARTICLE III—REPRESENTATIONS AND WARRANTIES
OF BUYER

        Except as set forth in the disclosure schedule delivered concurrently with the execution of this Agreement to Seller (the "Buyer Disclosure Schedule"), which shall identify any exceptions to the representations, warranties and covenants contained in this Agreement (with specific reference to the particular Section or subsection to which such information relates; provided, that an item disclosed in any Section or subsection shall be deemed to have been disclosed for each other Section or subsection of this Agreement to the extent the relevance is reasonably apparent on the face of such disclosure), Buyer hereby represents and warrants to Seller as follows:

        3.1    Corporate Organization.    Buyer is a British Columbia corporation validly existing and in good corporate standing under the laws of British Columbia. Buyer has all requisite corporate power and authority and all necessary governmental approvals to own, lease and operate all of its properties and assets and to carry on its business as it is now being conducted. Buyer is duly licensed or qualified to do business and is in corporate good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned, leased or operated by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified and in corporate good standing would not, either individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect. The Articles of Association and bylaws of Buyer, copies of which have previously been provided to Seller, are true, correct, and complete copies of such documents as currently in effect.

        3.2    Authority.    Buyer has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and perform its obligations hereunder. The execution, delivery and performance of this Agreement and the approval of the consummation of the transactions contemplated hereby have, as of the date hereof, been, and are, duly and validly authorized by all necessary action of Buyer. No corporate or similar proceedings (including shareholder action or limited partner consent) on the part of Buyer are necessary to authorize the execution, delivery and performance of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Buyer, and (assuming due authorization, execution and delivery by Seller), constitutes the valid and binding obligations of Buyer, enforceable against Buyer in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

        3.3    Consents and Approvals.    Except (a) for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Exchange Act, (b) government clearances or approvals contemplated by Section 6.3(b), and (c) as otherwise set forth in Section 3.3 of the Buyer Disclosure Schedule, none of the execution, delivery or performance of this Agreement by Buyer, the consummation by Buyer and, to the extent applicable, the Subsidiaries of Buyer, of the transactions contemplated hereby and compliance by Buyer and, to the extent applicable, the Subsidiaries of Buyer, with any of the provisions hereof will (i) conflict with or result in any breach of any provision of the organizational documents of Buyer, (ii) require any filing with, notice by, or permit, authorization, consent or approval of, any Governmental Authority, (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Buyer or, to the extent Buyer designates any Subsidiary of Buyer to be the assignee of the Purchased Assets, any such Subsidiary of Buyer, is a party or by which it or any of its respective properties or assets may be bound, or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Buyer or any of its respective properties or assets, excluding from the foregoing clauses (ii), (iii) and (iv) such filings, notices, permits, authorizations, consents, approvals, violations, breaches, defaults, rights or losses that would not, individually or in the aggregate, have a Buyer Material Adverse Effect.

        3.4    Broker's Fees.    Neither Buyer nor any of its officers, directors, employees or agents has employed any broker, finder or financial advisor or incurred any Liability for any fees or commissions in connection with any of the transactions contemplated by this Agreement, except for legal, accounting and other professional fees payable in connection with the transactions contemplated hereby, all of which will be paid by Buyer.

        3.5    Legal Proceedings.    There are no civil, criminal or administrative actions, suits, claims, hearings, investigations or proceedings pending or, to the knowledge of Buyer, threatened in writing against Buyer that seek to enjoin, or would reasonably be expected to have the effect of preventing, making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement, except as would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the ability of Buyer to consummate the transactions contemplated by this Agreement.

  3.6    Available Funds.

          (a)   Buyer has provided true, correct, and complete copies of the executed commitment letters (the "Commitment Letters") pursuant to which Special Value Opportunities Fund, LLC, Special Value Expansion Fund, LLC and Tennenbaum Opportunities Partners V, LP (collectively, the "Lender") has committed to loan the cash amounts set forth therein subject to the terms therein (the "Loan") and Investcorp Technology Ventures II, L.P. (the "Equity Sponsor") has committed to purchase equity securities of Buyer on the terms set forth therein subject to the terms therein (the "Equity Investment").

          (b)   The Commitment Letters are in full force and effect and, to the extent stated in the Commitment Letters, are legal, valid, binding and enforceable obligations of Buyer and the other parties thereto, and have not been withdrawn, terminated or supplemented or otherwise amended or modified in any respect. Except as set forth in the Commitment Letters, there are no (i) conditions precedent to the respective obligations of Lender to fund the full amount of the Loan, (ii) conditions precedent to the respective obligations of Equity Sponsor to fund the full amount of the Equity Investment or (iii) contractual contingencies under any agreements, side letters or arrangements relating to the Commitment Letters to which either Buyer or any of its Subsidiaries is a party that would permit Lender or Equity Sponsor to reduce the total amount of the Loan or the Equity Investment, as the case may be, or that would materially affect the availability of the Loan or the Equity Investment. No event has occurred which, with or without notice, lapse of time or both, would constitute a default or breach on the part of Buyer under any term or condition of the Commitment Letters and, subject to the satisfaction of the conditions set forth in Article VII hereof, (A) Buyer has no reason to believe that it will be unable to satisfy on a timely basis any term or condition of closing to be satisfied by it contained in the Commitment Letters and (B) Buyer has no reason to believe, as of the date of this Agreement, that any portion of the Loan or the Equity Investment to be made thereunder will otherwise not be available to Buyer on a timely basis to consummate the transactions contemplated hereby. Buyer has fully paid any and all commitment fees or other fees required by the Commitment Letter to be paid on or before the date of this Agreement and shall in the future pay any such fees as they become due. Assuming the satisfaction of the conditions set forth in Sections 7.1 and 7.2 hereof, the Loan and the Equity Investment, when funded in accordance with the Commitment Letters, will provide Buyer with funds sufficient to satisfy all of its obligations under this Agreement, including the payment of the Closing Date Cash Payment and the payment of all associated costs and expenses. The obligations to make the Loan and the Equity Investment available to Buyer pursuant to the terms of the Commitment Letters are not subject to any conditions other than the conditions set forth in the Commitment Letters.

        3.7    Proxy Statement; Buyer Information.    The information relating to Buyer and its Subsidiaries to be contained in the Proxy Statement and any other documents filed with the SEC in connection herewith, will not, on the date the Proxy Statement is first mailed to Seller Stockholders or at the time of the Seller Stockholders' Meeting, contain any untrue statement of any material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not false or misleading at the time and in light of the circumstances under which such statement is made.

  3.8    Intentionally Omitted.

        3.9    Ownership of Seller Common Stock.    Buyer does not beneficially own (within the meaning of Section 13 of the Exchange Act and the rules and regulations promulgated thereunder), and shall not prior to the Closing Date beneficially own, any shares of Seller Common Stock, and is not a party, and shall not prior to the Closing Date become a party, to any contract, arrangement or understanding (other than this Agreement) for the purpose of acquiring, holding, voting or disposing of any shares of Seller Common Stock following due inquiry of those individuals who are primarily responsible for such matters.

        3.10    Definition of Buyer's Knowledge.    As used in this Agreement, the phrase "to the knowledge of Buyer" or any similar phrase means the actual knowledge (and not constructive) of the persons set forth on Section 3.10 of the Buyer Disclosure Schedule after due inquiry of those employees of Buyer who are primarily responsible for the matter in question.

        3.11    No Other Representations or Warranties.    Except for the representations and warranties contained in this Article III, Seller acknowledges that neither Buyer nor any other Person on behalf of Buyer makes any other express or implied representation or warranty with respect to Buyer or with respect to any other information provided or made available to Seller in connection with the transactions contemplated hereby. Notwithstanding the foregoing or any other provision of this Agreement or otherwise, nothing herein shall relieve Buyer or any other Person from Liability for fraud.

ARTICLE IV—REPRESENTATIONS AND WARRANTIES OF SELLER

        Except as set forth in the Seller SEC Reports filed since December 31, 2007 (solely with respect to the representations and warranties set forth in Sections 4.6, 4.12, and 4.13) or as set forth in the disclosure schedules delivered concurrently with the execution of this Agreement to Buyer (the "Seller Disclosure Schedule"), which shall identify any exceptions to the representations, warranties and covenants contained in this Agreement (with specific reference to the particular Section or subsection to which such information relates; provided, that an item disclosed in any Section or subsection shall be deemed to have been disclosed for each other Section or subsection of this Agreement to the extent the relevance is reasonably apparent on the face of such disclosure), Seller hereby represents and warrants to Buyer as follows:

  4.1    Corporate Organization.

          (a)   Seller is a corporation, validly existing and in good corporate standing under the laws of the State of Delaware. Seller has all requisite corporate power and authority to own, lease and operate all of its properties and assets and to carry on its business as it is now being conducted. Seller is duly licensed or qualified to do business and is in corporate good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned, leased or operated by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified and in corporate good standing would not, either individually or in the aggregate, reasonably be expected to have a Business Material Adverse Effect.

          (b)   Section 4.1(b) of the Seller Disclosure Schedule lists each Subsidiary of Seller on the date of this Agreement and indicates for each such Subsidiary as of such date: (i) the percentage and type of equity securities owned or controlled, directly or indirectly, by Seller; and (ii) the jurisdiction of incorporation or organization. Each Subsidiary of Seller is a corporation or legal entity, validly existing and, if applicable, in good standing under the laws of the jurisdiction of its organization. Each Subsidiary of Seller has all requisite corporate power or other power and authority to own, lease and operate all of its properties and assets and to carry on its business as it is now being conducted. Each Subsidiary of Seller is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned, leased, or operated by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified and in good standing would not, either individually or in the aggregate, reasonably be expected to have a Business Material Adverse Effect.

          (c)   The certificate of incorporation and bylaws or equivalent organizational documents of Seller and each Subsidiary of Seller, copies of which have previously been provided to Buyer, are true, correct, and complete copies of such documents as currently in effect.

          (d)   Except as set forth in Section 4.1(d) of the Seller Disclosure Schedule, no Subsidiary of Seller has or is bound by any outstanding subscriptions, options, warrants, calls, commitments, rights agreements or agreements of any character calling for it to issue, deliver or sell, or cause to be issued, delivered or sold any of its equity securities or any securities convertible into, exchangeable for or representing the right to subscribe for, purchase or otherwise receive any such equity security or obligating such Subsidiary to grant, extend or enter into any such subscriptions, options, warrants, calls, commitments, rights agreements or other similar agreements. There are no outstanding contractual obligations of Seller or any Subsidiary of Seller to repurchase, redeem or otherwise acquire any of its capital stock or other equity interests. All of the shares of capital stock of each of the Subsidiaries of Seller held, directly or indirectly, by Seller are validly issued, fully paid (to the extent required under the applicable governing documents) and nonassessable and are owned by Seller free and clear of any claim, lien, Encumbrance or agreement with respect thereto

        4.2    Authority.    Seller has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and perform its obligations hereunder, subject to approval of this Agreement and the sale of the Purchased Assets contemplated hereby by the Seller Stockholders holding a majority of the outstanding shares of Seller Common Stock entitled to vote on such matters at a stockholders' meeting duly called and held for such purpose (the "Selling Stockholders' Meeting"). The execution, delivery and performance of this Agreement and the approval of the consummation of the sale of the Purchased Assets and the other transactions contemplated hereby have, as of the date hereof, been unanimously recommended by, and are duly and validly adopted and approved by a vote of, the board of directors of Seller. The board of directors of Seller has unanimously deemed the terms and conditions of this Agreement expedient and in the best interests of Seller and has directed that this Agreement and the sale of the Purchased Assets contemplated hereby be submitted to the Seller Stockholders for approval at the Seller Stockholders' Meeting and, except for the approval of this Agreement and the sale of the Purchased Assets contemplated hereby by the Seller Stockholders, no other corporate proceedings on the part of Seller is necessary to authorize the execution, delivery and performance of this Agreement, the consummation of the sale of the Purchased Assets or the other transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Seller and (assuming due authorization, execution and delivery by Buyer) constitutes the valid and binding obligations of Seller, enforceable against Seller in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

        4.3    No Violation; Required Filings and Consents.     Assuming the approval of this Agreement and the sale of the Purchased Assets contemplated hereby by the Seller Stockholders and except (a) for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Exchange Act, (b) government clearances or approvals contemplated by Section 6.3(b), and (c) as otherwise set forth in Section 4.3 of the Seller Disclosure Schedule, none of the execution, delivery or performance of this Agreement by Seller, the consummation by Seller of the transactions contemplated hereby and compliance by Seller with any of the provisions hereof will (i) conflict with or result in any breach of any provision of the organizational documents of Seller or any of the Subsidiaries of Seller, (ii) require any filing with, notice by, or permit, authorization, consent or approval of, any Governmental Authority, (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Seller or any of the Subsidiaries of Seller is a party or by which it or any of its respective properties or assets may be bound, or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Seller or any of the Subsidiaries of Seller or any of its or their respective properties or assets, excluding from the foregoing clauses (ii), (iii) and (iv) such filings, notices, permits, authorizations, consents, approvals, violations, breaches or defaults that would not, individually or in the aggregate, (A) prevent or materially delay consummation of the transactions contemplated hereby, (B) otherwise prevent or materially delay performance by Seller of its material obligations under this Agreement, or (C) have a Business Material Adverse Effect.

  4.4    Business Financial Statements.

          (a)   True and complete copies of (i) the unaudited consolidated balance sheet of the Business as of December 31, 2007 (the "December 2007 Balance Sheet") and June 30, 2008 (the "Most Recent Balance Sheet;" the December 2007 Balance Sheet and the Most Recent Balance Sheet are collectively referred to as the "Business Balance Sheets"); and (ii) the related unaudited consolidated statement of income for the twelve (12) month period ended December 31, 2007 and six (6) month period ended June 30, 2008 (collectively with the Business Balance Sheets, the "Business Financial Statements") have been provided to Buyer. The Business Balance Sheets have been prepared in accordance with GAAP. The Business Financial Statements present fairly in all material respects the consolidated financial condition of the Business and consolidated results of the Business's operations at and for the periods presented, except for the absence of footnotes and year-end adjustments that did not and would not, individually or in the aggregate, reasonably be expected to have a Business Material Adverse Effect. The Business Financial Statements do not contain any items of special or non-recurring income or other income not earned in the ordinary course of the Business, except as would not, individually or in the aggregate, reasonably be expected to have a Business Material Adverse Effect. The Business Financial Statements do not reflect the operations of any entity or business other than the Business.

          (b)   Seller and each Subsidiary of Seller maintains accurate books and records reflecting its assets and liabilities and maintains proper and adequate internal control over financial reporting which provide assurance that (i) transactions are executed with management's authorization, (ii) transactions are recorded as necessary to permit preparation of the financial statements of Seller and to maintain accountability for Seller's consolidated assets, (iii) access to assets of Seller and the Subsidiaries of Seller is permitted only in accordance with management's authorization, (iv) the reporting of assets of Seller and the Subsidiaries of Seller is compared with existing assets at regular intervals, and (v) accounts, notes and other receivables and inventory were recorded accurately, and proper and adequate procedures are implemented to effect the collection thereof on a current and timely basis.

          (c)   Since December 31, 2007, there have been no material changes in the accounting policies of Seller or any Subsidiary of Seller (including any change in depreciation or amortization policies or rates, or policies with respect to reserves for uncollectible accounts receivable or excess or obsolete inventory). Seller has delivered to Buyer true and complete copies of all management letters, if any, relating to the Business Financial Statements. There has been no incidence of fraud, whether or not material, involving management or other employees of Seller or any Subsidiary of Seller who have a role in the internal controls of Seller or any Subsidiary of Seller.

        4.5    Broker's Fees.    Neither Seller, any Subsidiaries of Seller nor any of their respective officers, directors, employees, or agents has employed any broker, finder or financial advisor or incurred any Liability for any fees or commissions in connection with any of the transactions contemplated by this Agreement, except for fees and commissions incurred in connection with the engagement of Cantor Fitzgerald & Co. (the "Seller's Advisor") and for legal, accounting and other professional fees payable in connection with the transactions contemplated hereby, all of which will be payable by Seller (collectively, "Seller Fees and Expenses").

  4.6    Absence of Certain Changes or Events.

          (a)   Since December 31, 2007, except as disclosed in the Seller SEC Reports filed after such date and prior to the date of this Agreement and except as disclosed in the Business Financial Statements, (a) Seller and each of its Subsidiaries have conducted the Businesses in all material respects in the ordinary course consistent with past practice, and (b) there has not been any change, circumstance or event that has had, or would reasonably be expected to have, a Business Material Adverse Effect.

          (b)   Since the date of the Most Recent Balance Sheet, except as set forth in Section 4.6 of the Seller Disclosure Schedule, there has not been:

            (i)    any revaluation by a Seller or any Subsidiary of Seller of any of the Purchased Assets, including the writing down or off of notes or accounts receivable, other than in the ordinary course of business;

            (ii)   any entry by Seller or any Subsidiary of Seller into any material commitment or transaction, including incurring or agreeing to incur capital expenditures related to the Business in excess of, or any entry into any lease obligations with aggregate payments in excess of, one hundred thousand dollars ($100,000), individually or five hundred thousand dollars ($500,000) in the aggregate;

            (iii)  any theft, condemnation or eminent domain proceeding or any damage, destruction or casualty loss affecting any asset material to the Business, whether or not covered by insurance;

            (iv)  any sale, assignment, lease or transfer of any asset material to the Business, except in the ordinary course of business;

            (v)   any waiver by Seller or any Subsidiary of Seller of any material rights related to the Business or the Purchased Assets;

            (vi)  any mortgage, pledge or other encumbrance of any Purchased Asset, other than Permitted Encumbrances; or

            (vii) any declaration, setting aside or payment of any dividend by a Subsidiary of Seller, or the marking of any other distribution in respect of the capital stock of a Subsidiary of Seller, or any direct or indirect redemption, purchase or other acquisition by a Subsidiary of Seller of its own capital stock.

        4.7    Legal Proceedings.    Except for such matters individually and specifically described in the Seller SEC Reports filed prior to the date of this Agreement or in Section 4.7 of the Seller Disclosure Schedule, (a) there is no suit, claim, action, proceeding or investigation pending or, to the knowledge of Seller, threatened against Seller or any of its Subsidiaries, and (b) neither Seller nor any Subsidiary is subject to any outstanding order, writ, judgment, injunction or decree of any Governmental Authority, that, in each case, relate to the Business and which would, individually or in the aggregate, (i) prevent or materially delay the consummation of the transactions contemplated hereby, (ii) otherwise prevent or materially delay performance by Seller of any of its material obligations under this Agreement, or (iii) have a Business Material Adverse Effect.

        4.8    Reports.    Since December 31, 2007, Seller has filed all reports, registrations and statements, together with any amendments required to be made with respect thereto, that were and are required to be filed with the SEC, including, but not limited to, Forms 10-K, Forms 10-Q and Forms 8-K (collectively, the "Seller SEC Reports"). As of their respective effective dates (in the case of Seller SEC Reports that are registration statements filed pursuant to the requirements of the Securities Act) and as of their respective SEC filing dates (in the case of all other Seller SEC Reports), or in each case, if amended prior to the date hereof, as of the date of the last such amendment, the Seller SEC Reports complied and, with respect to filings made after the date of this Agreement, will at the date of filing comply, in all material respects with all of the statutes, rules and regulations enforced or promulgated by the regulatory authority with which they were filed and did not contain and, with respect to filings made after the date of this Agreement, will not at the date of filing contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of Seller's Subsidiaries is required to file periodic reports with the SEC pursuant to the Exchange Act. Seller has provided to Buyer true, correct, and complete copies of all amendments and modifications that have not been filed by Seller with the SEC to all agreements, documents and other instruments that previously had been filed by Seller with the SEC and are currently in effect.

        4.9    Absence of Undisclosed Liabilities.    Since December 31, 2007, except for those Liabilities that are fully reflected or reserved against on the Business Financial Statements and for Liabilities incurred in the ordinary course of the Business consistent with past practice, the Business has not incurred any Liability of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable, known or unknown or otherwise that, either alone or when combined with all similar Liabilities, either individually or in the aggregate, has had, or would reasonably be expected to have, a Business Material Adverse Effect.

        4.10    Compliance with Applicable Laws and Reporting Requirements.    Seller and its Subsidiaries hold and maintain, in full force and effect, all material permits, licenses, variances, authorizations, exemptions, orders, consents, registrations and approvals of all Governmental Authorities or private telephone companies that are required for the operation of the Business (the "Business Permits"), and Seller and each of its Subsidiaries is in material compliance with the terms of the Business Permits and all applicable laws and regulations relating to the operation of the Business (including, without limitation, applicable Environmental Laws). Except as set forth in Section 4.10 of the Seller Disclosure Schedule, Seller has not operated the Business in violation of any Law (including but not limited to the USA PATRIOT Act of 2001 and export Laws), except for possible violations, which, individually or in the aggregate, do not have, and would not reasonably be expected to have, a Business Material Adverse Effect. Except as set forth in Section 4.10 of the Seller Disclosure Schedule, to the knowledge of Seller, no investigation by any Governmental Authority with respect to the Business is pending or threatened, other than, in each case, those the outcome of which, individually or in the aggregate, would not reasonably be expected to have a Business Material Adverse Effect.

  4.11    Title and Condition of Purchased Assets; Sufficiency.

  (a)
  Except as set forth in Section 4.11(a) of the Seller Disclosure Schedule, Seller and its Subsidiaries own good title, free and clear of all Encumbrances (other than Permitted Encumbrances) to all personal property included in the Purchased Assets and other non-real estate assets included in the Purchased Assets.

  (b)
  The tangible Purchased Assets are in good operating condition, working order and repair, subject to ordinary wear and tear, free from material defects, are usable in the ordinary course of the Business and are suitable for the purposes for which they are currently being used.

  (c)
  Other than the Excluded Assets, the Purchased Assets constitute all of the assets and properties of Seller and its Subsidiaries that are related to or used or held for use in connection with the Business and are necessary to permit Buyer to carry on the Business immediately following the Closing in the same manner as presently conducted.

          (d)   Customer Offerings as currently marketed by Seller and the Subsidiaries of Seller comply with the European Union Directive on the Restriction of the Use of Certain Hazardous Substance in Electrical and Electronic Equipment (2002/95/EC) (the "RoHS Directive"). All finished Customer Offerings or work in process or components conveyed and transferred to Buyer or a designated Subsidiary of Buyer hereunder are compliant with the RoHS Directive or may be used in Customer Offerings that as finished goods would be compliant with the RoHS Directive. To the knowledge of Seller, except as set forth in Section 4.11(d) of the Seller Disclosure Schedule, its Customer Offerings have been compliant with the RoHS Directive since such RoHS Directive came into force in each European Union member state.

  4.12    Taxes and Tax Returns.

          (a)   Seller and each Subsidiary of Seller has timely filed (or has caused to be timely filed on its behalf) (after taking into account any extension of time within which to file) all material Tax Returns required to be filed by it. All non-income Tax Returns filed by Seller and each Subsidiary of Seller with respect to the Purchased Assets (but only to the extent relating to Assumed Liabilities) were, when filed, and continue to be, true, correct and complete. Seller and each Subsidiary of Seller have timely paid (or have caused to be timely paid on its behalf) all material Taxes payable by any of them (whether or not shown on any Tax Return), other than Taxes that are being contested in good faith pursuant to appropriate proceedings. To the knowledge of Seller, no deficiencies for any material amount of Taxes have been proposed, asserted or assessed against Seller or any of its Subsidiaries as of the date hereof. No requests for waivers of the time to assess any such material Taxes of Seller or any Subsidiary are pending. There are no liens for Taxes (other than Taxes not yet due and payable) on the Purchased Assets.

          (b)   None of Seller or any Subsidiary of Seller is a "foreign person" within the meaning of Section 1445(f)(2) of the Code.

          (c)   None of the Assumed Liabilities is an obligation to make a payment that would not be deductible pursuant to Section 280G, Section 162(m) or Section 404 of the Code (or any corresponding provision of state, local or foreign Law).

  4.13    Employee Benefit Programs.

          (a)   Section 4.13(a) of the Seller Disclosure Schedule sets forth a list of each material "employee benefit plan" (within the meaning of Section 3(3) of ERISA), each "multiemployer" plan (within the meaning of Section 4001 of ERISA, and each other bonus, incentive compensation, deferred compensation, profit sharing, severance, equity plan, award or arrangement (such as an option plan, stock, restricted stock, stock options, stock purchase, stock appreciation right or performance share), or any other similar plan, agreement, policy or understanding (whether written or oral, qualified or nonqualified), which provides benefits, or describes policies or procedures sponsored or maintained by Seller or any of its Subsidiaries in which the Business Employees participate in any country in the world (collectively, the "Business Benefit Plans").

          (b)   Seller has provided to Buyer complete and accurate copies of each of the following with respect to each of the Business Benefit Plans: (i) plan document and any amendment thereto; (ii) trust agreement or insurance contract (including any fiduciary liability policy or fidelity bond), if any; (iii) most recent IRS determination or opinion letter, if any; (iv) most recent annual report on Form 5500 required to be filed with the IRS (if any such report was required); and (v) summary plan description.

          (c)   Except as set forth in Section 4.13(c) of the Seller Disclosure Schedule, each of the Business Benefit Plans, which are maintained or contributed to by Seller or any of its Subsidiaries, has been and is administered in compliance with its terms in all material respects and has been and is in compliance in all material respects with the applicable provisions of ERISA, the Code and all other applicable Laws, except as would not, individually or in the aggregate, have a Business Material Adverse Effect.

          (d)   Each of the Business Benefit Plans that is intended to be a qualified plan within the meaning of Code Section 401(a) has received a favorable determination or opinion letter from the IRS regarding its qualification thereunder.

          (e)   Except as set forth in Section 4.13(e) of the Seller Disclosure Schedule, neither Seller nor any of its Subsidiaries provides or has agreed to provide healthcare or any other non-pension benefits to any Business Employees after their employment is terminated (other than as required by Part 6 of Subtitle B of Title I of ERISA or state health continuation laws).

          (f)    Except with respect to the agreements disclosed in Section 4.13(f) of the Seller Disclosure Schedule, neither Seller nor any of its Subsidiaries is a party to any written (i) agreement with any director, or Key Employee of Seller or any of its Subsidiaries with respect to the Business (A) the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving Seller or any of its Subsidiaries of the nature of any of the transactions contemplated by this Agreement, (B) providing any term of employment or compensation guarantee, or (C) providing severance benefits or other benefits after the termination of employment of such director or Key Employee; (ii) agreement or plan binding Seller or any of its Subsidiaries, including any stock option plan, stock appreciation right plan, restricted stock plan, stock purchase plan or severance benefit plan, any of the benefits of which shall be increased, or the vesting of the benefits of which shall be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which shall be calculated on the basis of any of the transactions contemplated by this Agreement; or (iii) any agreement, plan or other arrangement with any Key Employee of Seller or its Subsidiaries that could reasonably be expected to give rise directly or indirectly to the payment of any amount that would not be deductible by Buyer under Section 280G of the Code.

  4.14    Labor and Employment Matters.

          (a)   With respect to the Business, Seller and its Subsidiaries are in material compliance with all federal, state, and foreign laws respecting employment and employment practices, terms and conditions of employment, and wages and hours, including but not limited to Title VII of the Civil Rights Act of 1964, as amended, the Equal Pay Act of 1967, as amended, the Age Discrimination in Employment Act of 1967, as amended, the Americans with Disabilities Act, as amended, and the related rules and regulations adopted by those federal agencies responsible for the administration of such laws (except such non-compliance as would not reasonably be expected to have a Business Material Adverse Effect), and other than normal accruals of wages during regular payroll cycles, there are no arrearages in the payment of wages, salaries, commissions, bonuses or other direct or indirect compensation or amounts required to be reimbursed except for possible violations or arrearages, which, individually or in the aggregate, do not have, and would not reasonably be expected to have, a Business Material Adverse Effect. To the knowledge of Seller, there is no organizational effort currently being made or threatened in writing by or on behalf of any labor union with respect to employees of Seller or any Subsidiary of Seller. Neither Seller nor any Subsidiary of Seller has experienced, and, to the knowledge of Seller, there is no basis for, any strike, material labor dispute, work stoppage, slow down or other interference with or impairment of the Business.

          (b)   Neither Seller nor any of its Subsidiaries is a party to, or otherwise bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization. To the knowledge of Seller neither Seller nor any of its Subsidiaries is subject to any charge, demand, petition or representation proceeding seeking to compel, require or demand it to bargain with any labor union or labor organization nor, to the knowledge of Seller, is there pending or threatened, any labor strike or lockout involving Seller or any of its Subsidiaries.

          (c)   To the knowledge of Seller, each Seller and each Subsidiary of Seller is, and at all times has been, in material compliance with the applicable requirements of the Immigration Reform Control Act of 1986.

          (d)   To the knowledge of Seller, each Seller and each Subsidiary of Seller is, and at all times has been in compliance with the applicable requirements of Executive Order 11246, the Rehabilitation Act of 1973, the Vietnam Veterans Readjustment Act and the Fair Labor Standards Act.

          (e)   Seller and each Subsidiary of Seller has complied with all garnishment of wages required by any Government Authority or applicable Law.

  4.15    Material Contracts.

          (a)   Except as set forth on the Seller Disclosure Schedule, as of the date of this Agreement, with respect to the Business, none of Seller or its Subsidiaries is a party to or bound by any contract:

    (i)
    that would be required to be filed by Seller as a "material contract" pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act other than those contracts filed as exhibits to the Seller SEC Reports;

    (ii)
    containing covenants binding upon Seller or its Subsidiaries that (A) restrict the ability of Seller or any of its Subsidiaries to cause the Business to compete in any line of business or with any Person or in any geographic area, or to own, operate, sell, transfer, pledge or otherwise dispose of or encumber any Purchased Asset, (B) grant "most favored nation" status to any Person, or (C) would otherwise restrict in any material respect the development, manufacture, marketing or distribution of Customer Offerings;

    (iii)
    (A) with a customer or providing marketing, resale, distribution, sales representative or similar arrangement relating to any product or service, that, taken in the aggregate with any related contracts, could reasonably be expected to account for revenues in excess of two hundred fifty thousand dollars ($250,000) in the twelve (12) month period ending December 31, 2008, and (B) with a supplier, that, taken in the aggregate with any related contracts, could reasonably be expected to account for payments in excess of one hundred thousand dollars ($100,000) in the twelve (12) month period ending December 31, 2008;

    (iv)
    with any Affiliate;

    (v)
    containing any standstill or similar agreement pursuant to which Seller or any of its Subsidiaries has agreed not to acquire assets or securities of another Person that, following the Closing, would apply to Buyer and its Subsidiaries;

    (vi)
    providing for indemnification by Seller or any of its Subsidiaries of any Person, except for contracts which are not material to the Business as a whole and entered into in the ordinary course of the Business that, following the Closing, would apply to Buyer and its Subsidiaries;

    (vii)
    that is a lease of personal property providing for annual rentals of twenty-five thousand dollars ($25,000) or more or fifty thousand dollars ($50,000) or more over the term of such lease;

    (viii)
    providing for a partnership, joint venture, collaboration or other similar agreement or arrangement;

    (ix)
    relating to the acquisition or disposition of any business (whether by merger, sale of stock, sale of assets or otherwise);

    (x)
    relating to indebtedness for borrowed money or the deferred purchase price of property (in either case, whether incurred, assumed, guaranteed or secured by any asset) or under which a lien has or could be imposed on any of Seller's or a Subsidiary of Seller's material assets, tangible or intangible, including deposit account control agreements and similar restrictive agreements;

    (xi)
    that is an option, license, franchise or similar agreement, other than in the ordinary course of business;

    (xii)
    that is an agency, dealer, sales representative, marketing or other similar agreement, other than in the ordinary course of business;

    (xiii)
    that is a material "single source" supply or development contract;

    (xiv)
    granting a third party any license to any material Business Intellectual Property Assets that is not limited to the internal use of such third party, other than in the ordinary course of business;

    (xv)
    pursuant to which Seller or any of its Subsidiaries has been granted by a third party any license to any Intellectual Property Assets that is material to Seller, other than in the ordinary course of business;

    (xvi)
    (A) providing for any license or franchise granted by Seller or any of its Subsidiaries pursuant to which Seller or any of its Subsidiaries has agreed or is required to provide any third party with access to source code or to provide for such source code to be put into escrow or (B) containing a provision having the effect of providing that the consummation of any of the transactions contemplated hereby or the execution, delivery or effectiveness of this Agreement will require that a third party be provided with access to source code or that any such source code be released from escrow and provided to any third party;

    (xvii)
    pursuant to which Seller or any of its Subsidiaries receives consulting or maintenance services that involves payments by Seller or any of its Subsidiaries in excess of fifty thousand dollars ($50,000) per year or two hundred fifty thousand dollars ($250,000) over the term of such contract and is either not terminable by Seller or such Subsidiary on notice of ninety (90) days or less or has a term of more than one (1) year;

    (xviii)
    any agreement or instrument providing for any payment or benefit in excess of ten thousand dollars ($10,000) (or the acceleration or vesting of any rights with a value in excess of ten thousand dollars ($10,000)) upon execution of this Agreement or consummation of the transactions contemplated hereby; or

    (xix)
    not made in the ordinary course of business that is material to the Business.

        Each such contract described in clauses (i) through (xviii) is referred to herein as a "Material Contract".

          (b)   Seller has provided to Buyer a copy of each written Material Contract. Except as described in Section 4.15(b) of the Seller Disclosure Schedule: (i) each Material Contract is valid, binding and in full force and effect and enforceable in accordance with its terms and each such Material Contract has not expired or terminated in accordance with its terms (as of the date of this Agreement), by act or omission of any party or otherwise, (ii) Seller and each Subsidiary of Seller has performed all of its obligations under each Material Contract, and there exists no breach or default (or event that with notice or lapse of time would constitute a breach or default) on the part of Seller or such Subsidiary of Seller or, to the knowledge of Seller, on the part of any other Person under any Material Contract and (iii) there has been no termination or written notice of default or, to the knowledge of Seller, any termination or threatened termination under any Material Contract.

  4.16    Properties.

          (a)   Neither Seller nor any of its Subsidiaries owns any real property. Section 4.16(a) of the Seller Disclosure Schedule lists all real property leased or subleased to or by Seller or any of its Subsidiaries in connection with the Business (other than the Excluded Leases). Seller has provided Buyer true, correct, and complete copies of the leases and subleases (each as amended to date) of the properties listed in Section 4.16(a) of the Seller Disclosure Schedule. With respect to each such lease and sublease of the properties listed in Section 4.16(a) of the Seller Disclosure Schedule:

    (i)
    the lease or sublease is a valid, binding and enforceable obligation of Seller or its Subsidiary, as the case may be, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity;

    (ii)
    neither Seller nor any of its Subsidiaries, nor to the knowledge of Seller, any other party, is in breach or violation of, or default under, any such lease or sublease, and no event has occurred, is pending or, to the knowledge of Seller, is threatened, which, after the giving of notice or the lapse of time or both, would constitute a breach or default by Seller or any of its Subsidiaries, or to the knowledge of Seller, any other party under such lease or sublease;

    (iii)
    neither Seller nor any of its Subsidiaries has assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in such leasehold or subleasehold; and

    (iv)
    there are no Encumbrances, easements, covenants or other restrictions applicable to the real property subject to such lease or sublease, except for recorded easements, covenants and other restrictions, which do not, individually or in the aggregate, materially impair the current uses or the occupancy by Seller or its Subsidiaries, as the case may be, of the property subject thereto.

          (b)   Seller and its Subsidiaries, as lessees, have the right under valid and subsisting leases to use, possess and control all personal property (other than the Excluded Assets) leased by Seller or its Subsidiaries as now used, possessed and controlled by Seller or its Subsidiaries, as applicable, in connection with the Business.

  4.17    Environmental Liability.

          (a)   With respect to the Business and the Purchased Assets, there are no legal, administrative, arbitral or other proceedings, claims, demands, actions, causes of action, or governmental investigations or remediation activities of any nature seeking to impose, or that are reasonably likely to result in the imposition, on Seller, the Subsidiaries of Seller or the Business of any material Liability arising under common law or under applicable Environmental Law pending or, to the knowledge of Seller, threatened against Seller, the Subsidiaries of Seller or the Business. To the knowledge of Seller, there is no reasonable basis for any such proceeding, claim, demand, action, cause of action or governmental investigation or remediation action with respect to the Business or Purchased Assets that would be reasonably likely to impose any material Liability on Seller, the Subsidiaries of Seller or the Business. None of Seller, the Subsidiaries of Seller or the

  Business is subject to any agreement, order, judgment, decree, demand, request for information, notice of violation, or notice of noncompliance, by or with any Governmental Authority or third party imposing or alleging any material Liability with respect to the presence, Release, threat of Release of or exposure to Hazardous Substances or violation or alleged violation of Environmental Laws.

          (b)   Except as set forth in Section 4.17(b) of the Seller Disclosure Schedule, (i) no portion of any real property presently owned, leased or operated by Seller or the Subsidiaries of Seller has been used by Seller or Subsidiaries of Seller for the handling, manufacturing, processing, generation, storage or disposal of Hazardous Substances, except as is customary for the operation of the Business and in material compliance with applicable Environmental Laws, and no underground tank or other underground storage receptacle for Hazardous Substances is located on such properties, and (ii) there have been no Releases of Hazardous Substances by Seller or the Subsidiaries of Seller or, to the knowledge of Seller, any third party on, upon, into or from any real property presently owned, leased or operated by Seller or the Subsidiaries of Seller.

          (c)   No real property presently used by Seller or Subsidiaries of Seller for the operation of the Business is subject to any applicable environmental cleanup responsibility law or environmental restrictive transfer law or regulation, by virtue of the transactions set forth herein and contemplated hereby.

          (d)   Notwithstanding any other provision of this Agreement, Section 4.10 and this Section 4.17 constitute the sole representations of Seller relating to Environmental Laws, Hazardous Substances Excluded Environmental Liabilities or other environmental matters.

        4.18    State Takeover Laws.    The board of directors of Seller has approved this Agreement and taken all other requisite action such that the restrictions of any antitakeover laws and regulations of any Governmental Authority will not apply to this Agreement or any of the transactions contemplated hereby, subject to the accuracy of the representations and warranties set forth in Section 3.9 hereof.

  4.19    Intellectual Property.

          (a)   The term "Intellectual Property Assets" means:

            (i)    all United States, foreign and international patents, patent applications , and statutory inventions registrations, reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, and all rights therein provided by international treaties and conventions and discoveries that may be patentable (collectively, "Patents");

            (ii)   all fictional business names, trade names, trade dress, logos, slogans, corporate names, uniform resource locator addresses, Internet domain names and symbols, , registered and unregistered trademarks and service marks including the goodwill of the business symbolized thereby or associated therewith, common law rights thereto, registrations and applications for registration thereof throughout the world, all rights therein provided by international treaties and conventions, and all other rights associated therewith (collectively, "Marks");

            (iii)  all rights in mask works (as defined in 17 U.S.C §901) and in both published and unpublished works of authorship of any type, including without limitation all Software, compilations, all registrations and applications for registration thereof throughout the world, all rights therein provided by international treaties and conventions, all moral and common law rights thereto, and all other rights associated therewith (collectively, "Copyrights");

            (iv)  all know-how, trade secrets, inventions (including all invention disclosures) and other confidential or proprietary information, including, customer and supplier lists and information, technical information, manufacturing and production processes and techniques, research and development information, financial, marketing and business data, pricing and cost information, data, process technology, specifications, designs, plans, drawings, proposals, and blue prints, and all rights in any jurisdiction to limit the use or disclosure thereof (collectively, "Trade Secrets"); and

            (v)   means computer software, programs and databases in any form, including source code, object code, operating systems and specifications, data, databases, database management code, utilities, graphical user interfaces, menus, images, icons, forms, methods of processing, software engines, platforms, data formats, internet web sites, web content and links, all versions, updates, corrections, enhancements and modifications thereof, and all related documentation, developer notes, comments and annotations (collectively, "Software").

  (b)
  Section 4.19(b) of the Seller Disclosure Schedule contains a complete and accurate list of all Business Patents, all registered and material unregistered Business Marks, and all registered Business Copyrights.

  (c)
  Except as set forth in Section 4.19(c) of the Seller Disclosure Schedule, Seller or a Subsidiary of Seller exclusively owns all right, title and interest in and to the Owned Intellectual Property Assets listed in Section 4.19(b) of the Seller Disclosure Schedule, free and clear of all Encumbrances other than Permitted Encumbrances.

  (d)   Patents.

            (i)    Each of the Business Patents properly identifies each and every inventor of the claims thereof as determined in accordance with applicable Law. All of the issued Business Patents have been registered and/or filed with the appropriate Governmental Authority in the jurisdiction listed in Section 4.19(b) of the Seller Disclosure Schedule, are not subject to any maintenance fees or taxes or actions falling due within ninety (90) days after the Closing Date, are currently in compliance with formal legal requirements (including payment of filing, examination, and maintenance fees and proofs of working or use), and, to the knowledge of Seller, are valid and enforceable, except for such issuances, registrations or applications that Seller has permitted to expire or has cancelled or abandoned in its reasonable business judgment. In each case where a Large Entity Fee was supposed to be paid to any Governmental Authority for any Business Patent, the Large Entity Fee was paid.

            (ii)   No Business Patent has been or is now involved in any interference, reissue, reexamination, or opposition proceeding, including ex parte and post-grant proceedings, in the United States Patent and Trademark Office or in any Governmental Authority, nor, to the knowledge of Seller, is there any basis for any such proceeding. None of the Business Patents have been declared invalid, in whole or in part, by any Governmental Authority.

            (iii)  To the knowledge of Seller, no Business Patent is being infringed by a third party.

  (e)   Marks.

            (i)    All Business Marks that have been registered or for which an application has been filed with a Governmental Authority (the "Registered Marks") in the jurisdiction listed in Section 4.19(b) of the Seller Disclosure Schedule, are not subject to any maintenance fees or taxes or actions falling due within ninety (90) days after the Closing Date, are currently in compliance with all applicable legal requirements (including the post-registration filing of affidavits of use and incontestability and renewal applications), and are valid and enforceable, except for such issuances, registrations or applications that Seller has permitted to expire or has cancelled or abandoned in its reasonable business judgment.

            (ii)   No Registered Mark has been or is now involved in any opposition, invalidation, or cancellation and, to the knowledge of Seller, no such action is threatened with the respect to any of such Marks.

            (iii)  To the knowledge of Seller, no Business Mark is infringed by any third party. None of the Business Marks infringe any Mark of any third party.

  (f)    Copyrights.

            (i)    All Business Copyrights have been registered with each appropriate Governmental Authority in the jurisdiction listed in Section 4.19(b) of the Seller Disclosure Schedule, and are currently in compliance with formal legal requirements, are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety (90) days after the Closing Date. None of the Business Copyrights have been abandoned by Seller or expired or declared invalid, in whole or in part, by any Governmental Authority. There are no ongoing proceedings involving any Business Copyrights.

            (ii)   To the knowledge of Seller, no Copyright included in the Business Intellectual Property Assets is infringed by any third party. None of the subject matter of any of the Copyrights included in the Owned Intellectual Property Assets infringes any Copyright of any third party, and to the knowledge of Seller, none of the subject matter of any of the Copyrights included in the Licensed Intellectual Property Assets infringes any Copyright of any third party.

          (g)   Trade Secrets.    Seller and the Subsidiaries of Seller have taken reasonable security measures to protect the confidentiality of all Trade Secrets owned by Seller or a Subsidiary of Seller used in the operation of the Business (the "Business Trade Secrets").

          (h)   Know-How Necessary for the Business.

            (i)    The Business Intellectual Property Assets include all of the Intellectual Property Assets used in or necessary for the operation of the Business as it is currently conducted and there are no other Intellectual Property Assets used in the Business or needed to conduct the Business as it is currently conducted. The previous sentence is not intended to be a representation on non-infringement or misappropriation of third party Intellectual Property rights, which representations are set forth in the remainder of this Section 4.19. Seller or a Subsidiary of Seller (A) is the exclusive owner of all right, title, and interest in and to each of the Owned Intellectual Property Assets, and (B) all of the Licensed Intellectual Property Assets are the subject of a written license or other agreements, in each case of (A) and (B), free and clear of all Encumbrances. The Business Intellectual Property Assets, to the knowledge of Seller, are subsisting, valid and enforceable, and have not been adjudged invalid or unenforceable in whole or part. The sole Intellectual Property Assets retained by Seller or a Subsidiary of Seller that are used in the Business as it is currently conducted, including, without limitation, the development, manufacturing, sale and import of Customer Offerings, are licensed to Buyer and the Subsidiaries of Buyer under the license agreement between Seller and a Subsidiary of Seller, which license agreement shall be assigned to Buyer by Seller as a Purchased Contract at Closing pursuant to the terms hereof.

            (ii)   The conduct of the Business, including, without limitation, the development, manufacture, distribution, sale and licensing of the Customer Offerings and the use of the Business Intellectual Property Assets, has not, and does not, infringe or misappropriate any Intellectual Property Assets of any third party, other than the rights of any third party under any Patent or Mark, and to the knowledge of Seller, the conduct of the Business, including, without limitation, the development, manufacture, distribution, sale and licensing of the Customer Offerings and the use of the Business Intellectual Property Assets, has not, and does not, infringe or misappropriate the rights of any third party under any Patent or Mark. Except as set forth in Section 4.19(h) of the Seller Disclosure Schedule, there are no claims or actions against Seller or a Subsidiary of Seller that are presently pending, and to the knowledge of Seller, no claims or actions have been threatened that (A) contest or seek to deny or restrict the validity, use, ownership or enforceability of any Business Intellectual Property Assets, (B) allege that the Licensed Intellectual Property Assets are being licensed or sublicensed in conflict with the terms of any license or other Contract or (C) allege that Seller or a Subsidiary of Seller is violating or misappropriating an Intellectual Property Right of a third party.

            (iii)  No current or former employee or consultant of Seller owns any rights in or to any Intellectual Property Asset created in the scope of such employee's employment with or consultant's engagement by, as applicable, Seller. No employee of Seller has entered into or otherwise subject to any Contract that restricts or limits in any way the scope or type of work in which the employee may be engaged or requires the employee to transfer, assign, or disclose information concerning his or her work to anyone other than Seller. Except as set forth on Section 4.19(h)(iii) of the Seller Disclosure Schedule, no written offers for a license of third party Intellectual Property Assets or written notices of infringement or misappropriation of third party Intellectual Property Assets have been received by Seller or a Subsidiary of Seller during the last two (2) years, except such offers and notices which did not relate to the Business.

  (i)    Agreements.

            (i)    Section 4.19(i) of the Seller Disclosure Schedule contains a complete and accurate list of all material Business Intellectual Property Contracts to which Seller or a Subsidiary of Seller is a party or by which Seller or a Subsidiary of Seller is bound, except for any license implied by the sale of a product and off-the-shelf software programs under which Seller is the licensee. Except as indicated in Section 4.19(i) of the Seller Disclosure Schedule, (A) all Licensed Intellectual Property Assets are the subject of a written license or other agreements, and (B) Seller has not granted any license or other right to any third party with respect to the Business Intellectual Property Assets, other than customer agreements entered into in the ordinary course of business. There are no options, rights, licenses or interests of any kind relating to Owned Intellectual Property Assets other than as set forth in the Contracts listed in Section 4.19(i) of the Seller Disclosure Schedule. To the knowledge of Seller, Seller is not in breach of, nor has Seller failed to perform under, any of the Business Intellectual Property Contracts and, to the knowledge of Seller, no other party to any such Business Intellectual Property Contract is in breach thereof or has failed to perform thereunder. Except as set forth in Section 4.19(i) of the Seller Disclosure Schedule, the consummation of the transactions contemplated hereby will not conflict with, impair or result in the loss or impairment of, or payment of any additional amounts with respect to, any rights of Seller to own or use any of the Business Intellectual Property Assets, or result in the breach, modification, termination or suspension of (or give the other party thereto the right to cause any of the foregoing) any of the Business Intellectual Property Contracts nor will such consummation require the consent of any such party. Except as set forth in Section 4.19(i) of the Seller Disclosure Schedule, following the Closing Date, Buyer will be permitted to exercise all of Seller's rights and receive all of Seller's benefits (including payments) under the Business Intellectual Property Contracts to the same extent Seller would have been able to, had the transactions contemplated by this Agreement not occurred and without the payment of any additional amounts or consideration.

            (ii)   There are no Contracts or arrangements to which Seller is a party under which any Governmental Authority acquires rights with respect to any Customer Offerings or Business Software or Owned Intellectual Property Assets except "limited rights" with respect to technical data or "restricted rights" with respect to Software as contemplated by the provisions of Federal Acquisition Regulations (FAR) 52.227-19, paragraph (c)(2) as applicable, and 48 C.F.R. 2.101, 12.212 and 227.7202-1 through 227.7202-4 (June 1995) of the DoD FAR Supplement and its successors, or the equivalent thereof under foreign applicable law, nor has any Governmental Authority acquired any rights outside of any such Contracts, arrangements or subcontract as the result of providing any funding relating to the development of any Business Intellectual Property Assets.

  (j)    Software.

            (i)    Section 4.19(j) of the Seller Disclosure Schedule lists all Customer Offerings currently distributed, sold or licensed by Seller in connection with the Business which embody Business Software. The Business Software embodied in the Customer Offerings currently distributed, sold or licensed by Seller in connection with the Business substantially conforms to the specifications applicable to such Software in all material respects. The Business Software embodied in the Customer Offerings currently distributed, sold or licensed by Seller in connection with the Business does not contain any passwords, keys, security devices, trap doors or any instructions commonly referred to as Trojan horses, worms, self-destruct mechanisms, or time/logic bombs that (A) interfere with the functionality described in the applicable specifications or (B) interfere with the use of the Business Software or the Customer Offerings or have an adverse impact on the operation of other software programs or operating systems.

            (ii)   Seller has not and shall not (A) incorporate any Publicly Available Software in whole or in part into any part of the Business Software, (B) use Publicly Available Software in whole or in part in the development of any part of the Business Software, or (C) distribute Business Software in conjunction with or for use with any Publicly Available Software, that in any case subjects or purports to subject the Business Software, in whole or in part, to all or part of the license obligations of any Publicly Available Software or grants, or purports to grant, to any third party, any rights or immunities under Seller's or Buyer's intellectual property rights.

            (iii)  Seller has obtained all approvals necessary for exporting the Business Software outside the United States and importing the Business Software into any country in which the Business Software is now sold or licensed for use, and all such export and import approvals in the United States and throughout the world are valid, current, outstanding and in full force and effect. No rights in the Business Software have been transferred to any third party except to the customers of Seller to whom Seller has licensed such Business Software in the ordinary course of business. Seller has the right to use all software development tools, library functions, compilers, and other third party software that are material to Seller or that are required to operate or modify the Business Software.

          (k)   IT Assets.    The IT Assets constitute all the computer systems, networks, hardware, Software and databases, routers, hubs, switches, data communication lines and all other information technology used in and/or necessary for the conduct of the Business of Seller as such business is currently conducted. To the knowledge of Seller, the IT Assets do not contain any "time bombs," "Trojan horses," "back doors," "trap doors," "worms," viruses or other devices or effects that (i) enable or assist any Person to access without authorization the IT Assets, or

  (ii) materially disrupt the operation of the IT Assets, except as disclosed in its documentation, or (iii) have an adverse impact on the operation of other software programs or operating systems.

        4.20    Opinion of Financial Advisor.    The board of directors of Seller has received the opinion of Seller's Advisor, dated September 11, 2008, to the effect that, subject to such qualifications and assumptions as are contained therein, as of such date, the Purchase Price is fair from a financial point of view.

        4.21    Proxy Statement; Seller Information.    The information relating to the Business, Seller and its Subsidiaries to be contained in the Proxy Statement, and any other documents filed with the SEC in connection herewith, will not, on the date the Proxy Statement is first mailed to Seller Stockholders or at the time of the Seller Stockholders' Meeting, contain any untrue statement of any material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not false or misleading at the time and in light of the circumstances under which such statement is made. The Proxy Statement will comply in all material respects as to form with the requirements of the Exchange Act and the rules and regulations thereunder.

        4.22    Illegal Payments or Activities.    Neither Seller nor any Subsidiary of Seller, nor any director, manager, officer, agent or employee of Seller or any Subsidiary of Seller, or any Affiliate of any of the foregoing, has, directly or indirectly: (a) used any funds of Seller or any Subsidiary of Seller for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (b) used any funds of Seller or any Subsidiary of Seller, or used any other funds to make any payment for the benefit of Seller or any Subsidiary of Seller, in violation of applicable Law to foreign or domestic government officials or employees, (c) used any funds of Seller or any Subsidiary of Seller, or used any other funds to make any payment for the benefit of Seller or any Subsidiary of Seller, in violation of applicable Law or (d) taken any other action which would cause Seller or any Subsidiary of Seller to be in violation of the Foreign Corrupt Practices Act of 1977, as amended, or any rules or regulations thereunder.

        4.23    Product Warranties.    Each Customer Offering manufactured, sold, leased, licensed or delivered by Seller or any Subsidiary of Seller has been done so in conformity with all applicable contractual commitments and all express and implied warranties, and, to the knowledge of Seller, except as set forth on Section 4.23 of the Seller Disclosure Schedule, neither Seller nor any Subsidiary of Seller has any Liability for replacement or repair thereof or for other material damages in connection therewith that would constitute, individually or in the aggregate, or that would reasonably be expected to result in, a Business Material Adverse Effect. Except as set forth on Section 4.23 of the Seller Disclosure Schedule, no Customer Offering manufactured, sold, leased, distributed, licensed or delivered by Seller or any Subsidiary of Seller is subject to any guaranty, warranty, or other indemnity beyond (a) Seller's or such Subsidiary of Seller's applicable standard terms and condition of sale or lease, (b) those implied or imposed by the Uniform Commercial Code (as implemented in applicable jurisdictions where Seller or such Subsidiary of Seller conducts business), or (c) those additional or different warranty terms granted by Seller or such Subsidiary of Seller from time to time in a Purchased Contract.

        4.24    Insurance Coverage.    Except as set forth in Section 4.24 of the Seller Disclosure Schedule, there are currently no claims pending against Seller or any Subsidiary of Seller under any insurance policies currently in effect and covering the Purchased Assets, the Business or any Business Employees, and all premiums due and payable with respect to the policies maintained by Seller or any Subsidiary of Seller have been paid to date. To the knowledge of Seller, there is no threatened termination of any such policies or arrangements.

        4.25    Privacy of Customer Information.    Seller and each Subsidiary of Seller has commercially reasonable security measures in place to protect the consumer or customer information it receives through its websites or otherwise and which it stores in its computer systems from illegal use by third parties or use by third parties in a manner that violates Seller's publicly available privacy policy (if any).

        4.26    Suppliers.    No vendor nor licensor to Seller or any Subsidiary of Seller of Business Intellectual Property Assets that could reasonably be expected to account for payments in excess of one hundred fifty thousand dollars ($150,000) in the twelve (12)-month period ending December 31, 2008 has (i) cancelled, materially modified, or otherwise terminated its relationship with Seller or any Subsidiary of Seller or (ii) materially and unilaterally decreased its services, supplies or materials to Seller or any Subsidiary of Seller.

        4.27    Inventory.    All inventory of Seller and the Subsidiaries of Seller related to the Business consists of a quality and quantity usable and saleable in the ordinary course of business, except for obsolete items and items of below-standard quality, which, in the case of inventory reflected on the Most Recent Balance Sheet, have been written-off or written-down to net realizable value or otherwise reserved for in a manner consistent with past practice and in accordance with GAAP on the Most Recent Balance Sheet.

        4.28    Accounts Receivable.    A complete and accurate list of the accounts receivable reflected on the Most Recent Balance Sheet, showing the aging thereof, has been provided to Buyer. Neither Seller nor any Subsidiary of Seller has received any notice in writing from an account debtor stating that any account receivable reflected on the Most Recent Balance Sheet in an amount in excess of ten thousand dollars ($10,000) is subject to any contest, claim or setoff by such account debtor. Except as set forth in Section 4.28 of the Seller Disclosure Schedule, no Person has any Encumbrance (other than Permitted Encumbrances) in the accounts receivable of Seller or any Subsidiary of Seller reflected on the Most Recent Balance Sheet, and no agreement for a material deduction or material discount has been made with respect to any outstanding account receivable with an undiscounted value in excess of fifty thousand dollars ($50,000). All reserves of Seller and the Subsidiaries of Seller related to accounts receivable, as reflected in the Most Recent Balance Sheet, are adequate and calculated consistent with past practice.

        4.29    Customers; Distributors.    Section 4.29 of the Seller Disclosure Schedule sets forth a list of each customer that accounted for more than two percent (2%) of the consolidated revenues of the Business during fiscal years ended December 31, 2006 and December 31, 2007 and the amount of revenues accounted for by such customer during each such period. Except as set forth on Section 4.29 of the Seller Disclosure Schedule, neither Seller nor any Subsidiary of Seller has received written notice from any such customer indicating that it intends to terminate or not renew its purchase, license or other applicable agreement with Seller or a Subsidiary of Seller. Except as set forth on Section 4.29 of the Seller Disclosure Schedule, neither Seller nor any Subsidiary of Seller has received written notice from any of their OEMs, distributors, resellers or integrators who purchase Customer Offerings and that paid Seller or a Subsidiary of Seller in excess of two hundred fifty thousand dollars ($250,000) during the fiscal year ended on December 31, 2007 indicating that any such OEM, distributor, reseller or integrator intends to cease acting as a OEM, distributor, reseller or integrator of such Customer Offerings. Except as set forth on Section 4.29 of the Seller Disclosure Schedule, Seller has provided to Buyer complete and accurate copies of each agreement by and between Seller, or a Subsidiary of Seller, and each Person listed in Section 4.29 of the Seller Disclosure Schedule.

        4.30    Government Contracts.    Neither Seller nor any of the Subsidiaries of Seller is a party to or bound by any Government Contract or Bid relating to the Business.

  4.31    Foreign Assets Control Regulations, Etc.

          (a)   With respect to the Business, neither Seller or any Subsidiary of Seller has violated (i) the United States Trading with the Enemy Act, as amended, (ii) any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as

  amended) or any enabling legislation or executive order relating thereto, (iii) Executive Order No. 13,224 66 Fed Reg 40,079 (2001), issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism) (the "Terrorism Order"), or (iv) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, Public Law 107-56 (October 26, 2001).

          (b)   Seller and the Subsidiaries of Seller have conducted the Business in compliance, in all material respects, with the Uniting And Strengthening America By Providing Appropriate Tools Required To Intercept And Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, Public Law 107-56 (October 26, 2001).

        4.32    No Other Representations or Warranties.    Except for the representations and warranties contained in this Article IV, Buyer acknowledges that neither Seller nor any Person on behalf of Seller makes any other express or implied representation or warranty with respect to the Business, Seller or any of its Subsidiaries or with respect to any other information provided or made available to Buyer or its Affiliates in connection with the transactions contemplated by this Agreement. Neither Seller nor any other Person will have or be subject to any Liability or indemnification obligation to Buyer or any other Person resulting from the distribution to Buyer or Buyer's use of, any such information, including any information, documents, projections, forecasts or other material provided to Buyer in certain "data rooms" or management presentations in expectation of the transactions contemplated by this Agreement, unless and then only to the extent that any such information is expressly included in a representation or warranty contained in this Article IV. Notwithstanding the foregoing or any other provision of this Agreement or otherwise, nothing herein shall relieve Seller or any other Person from Liability for fraud.

        4.33    Definition of Seller's Knowledge.    As used in this Agreement, the phrase "to the knowledge of Seller," "to Seller's knowledge" or any similar phrases means the actual (and not the constructive or imputed) knowledge of the Key Employees following due inquiry of those employees of Seller, any Excluded Subsidiary or any Subsidiary of Seller who are primarily responsible for the matter in question.

 ARTICLE V—COVENANTS RELATING TO CONDUCT OF BUSINESS

        5.1    Conduct of Business Pending the Closing.    At all times from the execution of this Agreement until the Closing or the date, if any, on which this Agreement is terminated pursuant to Section 8.1, except as may be required by applicable Law, as set forth in Schedule 5.1 or as contemplated elsewhere in this Agreement, Seller shall use its commercially reasonable efforts to, and shall cause each of its Subsidiaries to use commercially reasonable efforts to, operate the Business in the ordinary course consistent with past practice in all material respects and in compliance in all material respects with all applicable Law and to use commercially reasonable efforts to preserve substantially intact the Business and the goodwill of the Business. Furthermore, with respect to the Business, Seller agrees not to take any of the following actions (and to cause its Subsidiaries not to take such actions) (except as expressly permitted by this Agreement or as contemplated by the transactions contemplated hereby, as set forth in Schedule 5.1, or to the extent Buyer shall consent in writing, which consent shall not be unreasonably withheld, delayed or conditioned):

          (a)   (i) sell, lease, license or otherwise dispose of (1) any of the Purchased Assets or (2) any of the capital stock of or other equity interests in any of any of Seller's Subsidiaries, or (ii) mortgage or pledge any of the Purchased Assets or subject any of the Purchased Assets to any Encumbrance (other than a Permitted Encumbrance), other than, in the case of both clauses (i)(1) and (ii), in the ordinary course of the Business consistent with past practice;

          (b)   except with respect to ordinary course contracts with customers of the Business, enter into or amend any Purchased Contract other than in the ordinary course of the Business consistent with past practice;

          (c)   except as set forth in Schedule 5.1 or as required pursuant to new contracts entered into in the ordinary course of business, make or commit to make capital expenditures relating to the Business;

          (d)   settle or compromise any litigation or other disputes relating to the Business (whether or not commenced prior to the date of this Agreement) other than settlements or compromises for litigation or other disputes where the amount paid in settlement or compromise does not exceed seventy-five thousand dollars ($75,000), excluding any amounts that may be paid under existing insurance policies;

          (e)   except as otherwise permitted or contemplated by this Agreement, authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation or dissolution of Seller or any of its Subsidiaries that holds any Purchased Assets;

          (f)    acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any material assets, securities, properties, interests or businesses for the conduct of the Business, other than in the ordinary course of business in a manner that is consistent with past practice;

          (g)   make any loans, advances or capital contributions to, or investments in, any other Person with respect to the Business, other than in the ordinary course of business consistent with past practice;

          (h)   create, incur, assume, suffer to exist or otherwise be liable with respect to any indebtedness for borrowed money with respect to the Business;

          (i)    enter into any contract, agreement or commitment with respect to the Business which (i) imposes any material restriction on the ability of Seller or any of its Affiliates to compete in any business or activity within a certain geographic area, or pursuant to which any benefit or right is required to be given or lost as a result of so competing, (ii) which grants any exclusive license, supply or distribution agreement or other exclusive rights, (iii) which grants any "most favored nation", rights of first refusal, rights of first negotiation or similar rights with respect to any product, service or Business Intellectual Property Assets, (iv) requires the purchase of all or substantially all or a given portion of the Business' requirements from a given third party which is material to the Business, or (v) would have any of the foregoing effects on Buyer or any of its respective Affiliates after the Closing;

          (j)    (i) abandon or fail to maintain any Business Intellectual Property Assets, or (ii) license any Business Intellectual Property Assets, other than in the ordinary course of the business consistent with past practice;

          (k)   (i) make any increase in the salary, wages or other cash compensation of (A) any Business Employee whose annual base salary is currently in excess of one hundred thousand dollars ($100,000) or (B) any other Business Employee (other than routine compensation increases in connection with annual employee reviews and routine bonus payments in connection with bonus and profit sharing plans in existence on the date hereof), (ii) grant or increase any bonus, severance, termination pay, benefit or other direct or indirect compensation to any Business Employee, (iii) amend any written employment or severance agreement with any Business Employee, (iv) enter into any employment, deferred compensation or other similar agreement (or amend any such existing agreement) with any Business Employee, or (v) establish, adopt, amend (except as required by applicable Law) or terminate any Business Benefit Plan covering any Business Employee;

          (l)    change the methods of accounting or accounting practice by Seller with respect to the Business, except as required by concurrent changes in GAAP or applicable Law as agreed to by Seller's independent public accountants;

          (m)  waive any material benefits of, or agree to modify in any adverse respect, or fail to enforce, or consent to any matter with respect to which its consent is required under, any confidentiality, standstill or similar contract or agreement relating to the Business or any assets that would constitute Purchased Assets hereunder to which Seller or any of its Subsidiaries is a party;

          (n)   with respect to the Business, engage in (i) any trade loading practices or any other promotional sales or discount activity with any customers or distributors with any intent of accelerating to the period prior to Closing sales to the trade or otherwise than would otherwise reasonably be expected to occur in the period after Closing, or (ii) any other promotional sales or discount activity, in each case, in a manner outside the ordinary course of business; or

          (o)   take any action that would (or fail to take any action if such failure would) cause the condition set forth in Section 7.2(a) to be untrue as of any date after the date hereof;

          (p)   make or change any Tax election with respect to non-income Taxes levied with respect to the Purchased Assets only;

          (q)   transfer or redirect any assets or working capital related to the Business to any Excluded Subsidiary, or transfer or redirect any Liabilities of Seller, a Subsidiary of Seller or an Excluded Subsidiary to the Business; and

          (r)   agree in writing or otherwise to take any action inconsistent with any of the foregoing.

        5.2    Advice of Changes.    Seller and Buyer shall promptly give written notice to the other upon becoming aware of any event, development, change, or occurrence having a Business Material Adverse Effect or Buyer Material Adverse Effect, respectively, or which it believes would reasonably be likely to cause or constitute a material breach of any of its representations, warranties, or covenants contained herein; provided, however, that the delivery of any notice pursuant to this Section 5.2 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

 ARTICLE VI—ADDITIONAL AGREEMENTS

  6.1    Proxy Statement.

          (a)   As promptly as practicable after the date of this Agreement (but in no event after the fifteenth (15th) Business Day following the date hereof), Seller shall prepare and cause to be filed with the SEC the Proxy Statement. Seller shall use commercially reasonable efforts to cause the Proxy Statement to comply in all material respects in form and substance with the rules and regulations promulgated by the SEC and to respond promptly to any comments of the SEC or its staff with respect to the Proxy Statement. Buyer shall furnish all information concerning itself as Seller may reasonably request in connection with the preparation of the Proxy Statement or which may be required under applicable Law. Seller shall promptly notify Buyer upon the receipt of any comments from the SEC or its staff or any request from the SEC or its staff for amendments or supplements to the Proxy Statement, shall consult with Buyer prior to responding to any such comments or requests or filing any amendment or supplement to the Proxy Statement, and shall provide Buyer with copies of all correspondence between Seller and its Representatives on the one hand and the SEC and its staff on the other hand. Seller will use commercially reasonable efforts to cause the Proxy Statement to be mailed to the Seller Stockholders as promptly as practicable following the clearance of the Proxy Statement by the SEC (or expiration of applicable period for comments). If Buyer becomes aware of any information that, pursuant to the Exchange Act, should be disclosed in an amendment or supplement to the Proxy Statement, then Buyer shall promptly inform Seller thereof and shall cooperate with Seller in filing such amendment or supplement with the SEC and, if appropriate, in mailing such amendment or supplement to the Seller Stockholders.

          (b)   Notwithstanding anything to the contrary stated above, prior to filing and mailing the Proxy Statement (or any amendment or supplement thereto) or responding to any comments of the SEC with respect thereto, the party responsible for filing or mailing such document shall provide the other party a reasonable opportunity to review and comment on such document or response and shall discuss with the other party and include in such document or response, comments reasonably and promptly proposed by the other party.

  6.2    Seller Stockholders' Meeting.

          (a)   Subject to the provisions of Section 6.4 hereof, Seller shall take all action necessary to call, give notice of, convene and hold the Seller Stockholders' Meeting to consider and vote on a proposal to approve this Agreement and the sale of the Purchased Assets. Subject to the provisions of Section 6.4 hereof, the Seller Stockholders' Meeting shall be held as promptly as practicable after mailing of the Proxy Statement.

          (b)   Subject to the provisions of Section 6.4 hereof, the board of directors of Seller shall unanimously recommend that the Seller Stockholders approve this Agreement and the sale of the Purchased Assets (the "Seller Recommendation") and Seller shall include such Seller Recommendation in the Proxy Statement.

          (c)   Subject to the provisions of Section 6.4 hereof, Seller shall use its commercially reasonable efforts to solicit from the Seller Stockholders proxies in favor of this Agreement and the sale of the Purchased Assets and shall take all other action necessary or advisable to secure the vote or consent of the Seller Stockholders required by its certificate of incorporation, its bylaws or applicable Law to obtain such approvals.

          (d)   Subject to Seller's rights under Section 8.1 hereof, Seller's obligation to call, give notice of, convene and hold the Seller Stockholders' Meeting in accordance with this Section 6.2 shall not be limited to or otherwise affected by the commencement, disclosure, announcement or submission to Seller of any Acquisition Proposal, or by any withdrawal, amendment or modification of the recommendation of Seller's board of directors with respect to this Agreement and/or the sale of the Purchased Assets.

  6.3    Third Party Consents and Regulatory Approvals.

          (a)   Subject to the terms and conditions hereof, Seller and Buyer shall use their reasonable best efforts to:

            (i)    take, or cause to be taken, all actions, and do, or cause to be done, and to assist and cooperate with the other party in doing, all things necessary, proper or advisable to consummate and make effective the transactions contemplated hereby as promptly as practicable;

            (ii)   as promptly as practicable, obtain from any Governmental Authority or any other third party any consents, licenses, permits, waivers, approvals, authorizations, or orders required to be obtained or made by Seller or Buyer or any of their respective Subsidiaries in connection with the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby;

            (iii)  as promptly as practicable, make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement under (A) the Exchange Act and any other applicable federal or state securities laws and (B) any other applicable Law; and

            (iv)  execute or deliver any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement.

  Seller and Buyer shall cooperate with each other in connection with the making of all such filings, including, without limitation, providing copies of all such documents to the non-filing party and its advisors prior to filing and, if requested, considering in good faith reasonable additions, deletions or changes suggested in connection therewith. Seller and Buyer shall use their respective reasonable best efforts to furnish to each other, upon reasonable request, all information reasonably necessary or advisable in connection with any application or other filing to be made pursuant to the rules and regulations of any applicable Law (including all information required to be included in the Proxy Statement) in connection with the transactions contemplated by this Agreement. For the avoidance of doubt, Buyer and Seller agree that nothing contained in this Section 6.3(a) shall modify or affect their respective rights and responsibilities under Section 6.3(b).

          (b)   Subject to the terms hereof, Buyer and Seller agree, and shall cause each of their respective Subsidiaries, to cooperate and to use their respective reasonable best efforts to obtain any government clearances or approvals required for Closing under any federal, state or foreign law, regulation or decree designed to prohibit, restrict or regulate actions for the purpose or effect of monopolization or restraint of trade (collectively, "Antitrust Laws"), to respond to any government requests for information under any Antitrust Law, and to contest and resist any action, including any legislative, administrative or judicial action, and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order (whether temporary, preliminary or permanent) (an "Antitrust Order") that restricts, prevents or prohibits the consummation of the transactions contemplated by this Agreement under any Antitrust Law. The parties hereto will consult and cooperate with one another, and consider in good faith the views of one another, in connection with, and provide to the other parties in advance, any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any party hereto in connection with proceedings under or relating to any Antitrust Law. Buyer and Seller shall equally share the cost of any filing and related fees in connection with any such filings that must be made by any of the parties under the Antitrust Laws.

          (c)   Each of Seller and Buyer shall give (or shall cause their respective Subsidiaries to give) any notices to third parties, and use, and cause their respective Subsidiaries to use, their reasonable best efforts to obtain any third party consents required in connection with the transactions contemplated by this Agreement that are (i) necessary to consummate the transactions contemplated hereby, (ii) disclosed or required to be disclosed in the Seller Disclosure Schedule or the Buyer Disclosure Schedule, as the case may be, or (iii) required to prevent the occurrence of an event that is reasonably likely to have a Business Material Adverse Effect or a Buyer Material Adverse Effect prior to or after the Closing, it being understood that neither Seller nor Buyer shall be required to make any payments in connection with the fulfillment of its obligations under this Section 6.3; provided, however, in the event any such payment is required, the parties shall promptly discuss such payment requirement and work together in good faith to obtain the consent.

          (d)   Subject to applicable Law and as required by any Governmental Authority, Seller and Buyer shall each keep the other apprised of the status of matters relating to completion of the transactions contemplated by this Section 6.3, including promptly furnishing the other with copies of notices or other material communications received by Buyer or Seller, as the case may be, or any of its Subsidiaries, from any third party and/or Governmental Authority with respect to the transactions contemplated hereby. Neither Seller nor Buyer shall permit any Representative to participate in any meeting with any Governmental Authority in respect of any filings, investigation or other inquiry unless it consults with the other party in advance and, to the extent permitted by such Governmental Authority, gives the other party the opportunity to attend and participate thereat.

  6.4    No Solicitation.

          (a)   Upon execution of this Agreement, Seller shall cease immediately and cause to be terminated any and all existing activities, discussions or negotiations with any Person conducted heretofore with respect to, or that may reasonably be expected to lead to, an Acquisition Proposal.

          (b)   Except as authorized or permitted in this Section 6.4, Seller agrees that neither it nor any of its Subsidiaries shall, and that it shall use its reasonable best efforts to cause its and their respective Representatives not to, directly or indirectly, (i) initiate, solicit, encourage or take any other action knowingly to facilitate the submission of any Acquisition Proposal, (ii) participate in any negotiations regarding, or furnish any non-public information to any Person (other than Buyer) in connection with an Acquisition Proposal, (iii) enter into any letter of intent or similar agreement providing for an Acquisition Proposal, or (iv) approve or recommend an Acquisition Proposal.

          (c)   Notwithstanding the limitations set forth in Section 6.4(b), from the date hereof and prior to the receipt of the Seller Stockholders' Approval, Seller or any of its Representatives may, in response to a bona fide written Acquisition Proposal not obtained in violation of the provisions of Section 6.4(b), (i) furnish information to the third party making such Acquisition Proposal (a "Qualified Bidder"), provided Seller receives from the Qualified Bidder an executed confidentiality agreement (the terms of which are substantially similar to those contained in the Confidentiality Agreement except for any standstill or similar provisions), and (ii) engage in discussions or negotiations with the Qualified Bidder and its representatives with respect to the Acquisition Proposal, in each case if but only if (A) the board of directors of Seller determines, in good faith based on advice from its financial advisors, that such Acquisition Proposal constitutes, or is reasonably expected to lead to, a Superior Proposal, and (B) the board of directors of Seller determines, in good faith based on the written advice from its outside legal counsel, that failure to take either of the actions set forth in the foregoing clauses (i) and (ii) would cause it to violate its fiduciary duties to the Seller Stockholders under applicable Law.

          (d)   Except as otherwise provided in Section 6.4(e), neither the board of directors of Seller nor any committee of the board of directors of Seller may withdraw or change in a manner adverse to Buyer the Seller Recommendation, or propose publicly to approve, adopt or recommend any Acquisition Proposal (an "Adverse Recommendation Change").

          (e)   Notwithstanding Section 6.4(d), at any time prior to the receipt of the Seller Stockholders' Approval, if Seller receives an Acquisition Proposal that the board of directors of Seller concludes in good faith, after consultation with Seller's outside legal counsel and financial advisors, constitutes a Superior Proposal, the board of directors of Seller may (i) effect an Adverse Recommendation Change, and/or (ii) enter into a definitive agreement with respect to such Superior Proposal (an "Acquisition Agreement") and terminate this Agreement in accordance with Section 8.1(h); provided, however, that such actions may only be taken (A) at a time that is prior to the receipt of the Seller Stockholders' Approval and after the fifth (5th) Business Day following Buyer's receipt of written notice from Seller that the board of directors of Seller and/or a committee of the board of directors of Seller is prepared to take such action (which notice will specify the material terms of the applicable Superior Proposal) (the "Subsequent Determination Notice"), and (B) if, at the end of such period, the board of directors of Seller and/or a committee of the board of directors of Seller determines in good faith, after taking into account all amendments or revisions irrevocably committed to by Buyer and after consultation with its outside legal counsel and financial advisors, that such Acquisition Proposal remains a Superior Proposal. During any such five (5) Business Day period, Buyer shall be entitled to deliver to Seller one or more counterproposals to such Superior Proposal.

          (f)    From and after the execution of this Agreement, Seller shall notify Buyer promptly (but in any event within 48 hours) after the receipt of any inquiries, discussions, negotiations, proposals or expressions of interest with respect to an Acquisition Proposal (including a summary of the material terms and conditions thereof, including price, and the identity of the Person making any Acquisition Proposal).

          (g)   Nothing in this Section 6.4 shall prohibit Seller from complying with Rule 14e-2 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act with regard to an Acquisition Proposal if, in the good faith judgment of the board of directors of Seller and/or a committee of the board of directors of Seller, after consultation with its outside legal counsel, that failing to take such action would be inconsistent with its obligations under applicable Law.

          (h)   For the purposes of this Agreement, "Superior Proposal" shall mean any bona fide written Acquisition Proposal made by a third party that the board of directors of Seller and/or a committee of the board of directors of Seller determines in good faith, after consultation with its outside legal counsel and financial advisor, to be more favorable to Seller than the transactions contemplated by this Agreement, taking into account all financial, regulatory, legal and other aspects of such Acquisition Proposal including, without limitation, the likelihood of consummation.

          (i)    For purposes of this Agreement, "Acquisition Proposal" means any bona fide written proposal or offer that was unsolicited, made after the date of this Agreement and not otherwise obtained in breach of this Agreement for (x) the purchase or acquisition of securities representing 50% or more of the voting power of Seller by way of a merger, tender offer, recapitalization, reorganization, liquidation, dissolution, business combination or consolidation, or any similar transaction; or (y) a sale, lease exchange, mortgage, pledge, transfer or other acquisition of all or substantially all of the assets of either (1) Seller on a consolidated basis or (2) the Business, in each case, in one or a series of related transactions; provided, however, that the term "Acquisition Proposal" shall not include the transactions contemplated by this Agreement.

  6.5    Access to Information.

          (a)   Upon reasonable prior notice to the executive officer or other Person designated by Seller and subject to applicable Law relating to the exchange of information, Seller, shall, and shall cause each of its Subsidiaries to, afford to the officers, employees, accountants, counsel and other Representatives of Buyer, reasonable access, during normal business hours during the period from the date of this Agreement until the Closing or the date, if any, on which this Agreement is terminated pursuant to Section 8.1, to the Purchased Assets (other than confidential information contained in personnel files to the extent the disclosure of such information is prohibited by privacy laws). Seller also shall provide Buyer with reasonable access to Seller's officers, employees and agents. Neither Seller nor any of its Subsidiaries shall be required to provide access to or to disclose information where such access or disclosure would contravene any Law, order, judgment, decree, or binding agreement entered into prior to the date of this Agreement or would reasonably be expected to violate or result in a loss or impairment of any attorney-client or work product privilege. The parties hereto will use commercially reasonably efforts to make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply.

          (b)   With respect to all information furnished by one party to the other party or its Representatives under this Agreement, the parties shall comply with, and shall cause their respective Representatives to comply with, all of their respective obligations under the Confidentiality Agreement and all such information shall not affect or be deemed to modify any representation or warranty made by Seller in this Agreement.

          (c)   Seller and Buyer shall preserve until the sixth (6th) anniversary of the Closing Date all records possessed or to be possessed by such party relating to any of the assets, Liabilities or the Business prior to the Closing. After the Closing Date, where there is a legitimate business purpose, such party shall provide the other party with access, upon prior reasonable written request specifying the need therefore, during regular business hours, to (i) the officers and employees of such party and (ii) the books of account and records of such party, but, in each case, only to the extent relating to the assets, Liabilities or the Business prior to the Closing, and the other party and its Representatives shall have the right to make copies of such books and records at their sole cost; provided, however, that the foregoing right of access shall not be exercisable in such a manner as to interfere unreasonably with the normal operations and business of such party. Such records may nevertheless be destroyed by a party if such party sends to the other party written notice of its intent to destroy records, specifying with particularity the contents of the records to be destroyed. Such records may then be destroyed after the thirtieth (30th) day after such notice is given unless the other party objects to the destruction in which case the party seeking to destroy the records shall deliver such records to the objecting party at the objecting party's cost.

  6.6    Employment and Benefit Matters.

          (a)   Schedule 6.6(a) sets forth, as of the date hereof, a list of individuals employed by Seller or its Subsidiaries that are primarily engaged in the Business (the individuals set forth on such schedule are each a "Business Employee" and are collectively referred to as the "Business Employees") together with their first date of service recognized by Seller or a Subsidiary of Seller employing the Business Employee (the "Service Date"). On or before the Closing Date, Seller shall update Schedule 6.6(a) to reflect any new hires of Business Employees (the individuals appearing on such updated schedule shall be deemed to be Business Employees for purposes of this Section 6.6), provided, however, that the number of Business Employees shall not exceed one hundred eighty (180) individuals. On or before the Closing Date, Buyer shall have the option to offer employment to each Business Employee. Such offers of employment shall be made pursuant to an offer letter to be mutually agreed to by Buyer or a Subsidiary of Buyer and each such

  Business Employee; provided, that the terms set out in such offers of employment shall be substantially similar to the terms which Buyer or the applicable Subsidiary of Buyer would normally offer to a new employee being hired for the same position with similar education and experience and located in the same geographic location. Notwithstanding the foregoing, Buyer or the applicable Subsidiary of Buyer agree to recognize the Service Date of each Business Employee for any benefits offered by Buyer or the applicable Subsidiary of Buyer that relate to a start date of employment. Seller shall use its commercially reasonable efforts to assist Buyer in employing as new employees of Buyer, the Business Employees offered employment. Any Business Employee who accepts Buyer's offer of employment and commences employment with Buyer shall be referred to, individually, as a "Transferred Employee" and, collectively, as the "Transferred Employees." Seller or a Subsidiary of Seller, as the case may be, shall terminate the employment of all Transferred Employees with Seller or a Subsidiary of Seller, as the case may be, effective immediately prior to such Transferred Employees commencing employment with Buyer and Seller or a Subsidiary of Seller, as the case may be, shall pay to such Transferred Employee upon such termination all accrued wages, including all accrued bonuses and commissions. Buyer shall in no way be obligated to continue to employ any Transferred Employee for any specific period of time, except to the extent otherwise provided in any written agreement entered into by Buyer and/or any of its Subsidiaries and any Transferred Employee after the Closing. Seller or the applicable Subsidiary of Seller shall at its option either retain or sever the remaining Business Employees that are not Transferred Employees, with the names of such Business Employees that are not Transferred Employees that Seller or the applicable Subsidiary of Seller elect to retain set out in Schedule VI. The names of such Business Employees shall be as set forth in Schedules IV, V and VI as completed at Closing. The parties agree that the Severance Policy shall apply to all US-based Business Employees who did not receive an offer or who received an offer which was not a Comparable Offer and who otherwise meet the eligibility requirements of the Severance Policy. The parties agree that those Business Employees in foreign jurisdictions who did not receive an offer or who did not receive a Comparable Offer shall be paid the minimum amount required by applicable Law. Seller and the applicable Subsidiaries of Seller agree that should Buyer or a Subsidiary of Buyer provide a Business Employee with a Comparable Offer that is refused by such Business Employee, the Business Employee shall not meet the eligibility criteria for severance under the Severance Policy and Buyer shall not be responsible for any Severance Obligation Adjustment related to such Business Employee.

          (b)   From and after the Closing, Buyer shall provide each Transferred Employee with employee benefits that are substantially similar in the aggregate to those employee benefits provided by Buyer or an applicable Subsidiary of Buyer to its other employees in that jurisdiction. Buyer shall, or Buyer shall cause its applicable Subsidiary to, (i) with respect to Transferred Employees in North America, treat, and shall cause its applicable benefit plans to respect the Service Date for purposes of eligibility to participate, vesting and for other appropriate benefits including, but not limited to, applicability of minimum waiting periods for participation but excluding benefit accrual under any defined benefit plan of Buyer or such Subsidiary and (ii) with respect to Transferred Employees outside of North America, to the extent practicable, treat, and shall cause its applicable benefit plans to respect the Service Date for purposes of eligibility to participate, vesting and for other appropriate benefits including, but not limited to, applicability of minimum waiting periods for participation but excluding benefit accrual under any defined benefit plan of Buyer or such Subsidiary. Without limiting the foregoing, Buyer shall, or Buyer shall cause its applicable Subsidiary to, cause any pre-existing conditions or limitations, eligibility waiting periods or required physical examinations under any health or similar plan of Buyer or such Subsidiary to be waived with respect to the Transferred Employees and their eligible dependents in the United States and to the extent practicable in the rest of the world, to the extent waived under the plan maintained by Seller or any Subsidiary of Seller in which the Transferred Employees participated immediately prior to the Closing Date. Notwithstanding the foregoing, with respect to Transferred Employees outside the United States, Seller acknowledges that Buyer is not required to pay any more than a nominal amount to cause its benefit plans to treat the Transferred Employees as set out above.

          (c)   Except as otherwise provided in this Agreement, Seller shall be liable for the administration and payment of all workers' compensation and health and welfare Liabilities and benefits (including such Liabilities arising out of the termination of employment of any Business Employee) with respect to any Transferred Employees to the extent resulting from claims arising prior the Closing Date. Except as otherwise provided in this Agreement, Buyer shall be liable for the administration and payment of all workers' compensation and health and welfare Liabilities and benefits (including Liabilities arising out of the termination of employment of any Business Employee) with respect to Transferred Employees to the extent resulting from claims arising on or after the Closing Date.

          (d)   Buyer shall perform all of its obligations under the Consolidated Omnibus Budget Reconciliation Act of 1985 with respect to Transferred Employees that become covered by any group health insurance plan of Buyer.

          (e)   Buyer shall provide credit to each Transferred Employees for all vacation time and paid time off that the respective Transferred Employee accrued pursuant to the policies of Seller or a Subsidiary of Seller but did not forfeit or use prior to the Closing Date. The vacation time and paid time off accrued by each Transferred Employee pursuant to the policies of Seller or a Subsidiary of Seller that was not forfeited or used by such Business Employee is set forth on Schedule 6.6(a), which such Schedule 6.6(a) shall be updated by Seller at Closing.

          (f)    Except as expressly set forth in this Section 6.6 with respect to Transferred Employees, Buyer shall have no obligation with respect to any Business Employee (including any beneficiary or dependent thereof). Nothing in this Agreement confers upon any Business Employee or Transferred Employee any rights or remedies of any nature or kind whatsoever under or by reason of this Section 6.6.

  6.7    Taxes.

          (a)   All federal, state and local sales, stamp, documentary, recording, value added, registration, conveyance and real estate and other transfer taxes, if any, (such taxes, "Transfer Taxes"), due as a result of the purchase, sale or transfer of the Purchased Assets in accordance herewith shall be borne by Buyer, whether imposed by law on Seller or Buyer. Buyer shall file all necessary documentation and Tax Returns with respect to such Transfer Taxes. Seller shall cooperate in providing Buyer with any appropriate resale exemption certifications, proof of payment or any other similar documentation and Buyer shall promptly reimburse Seller for any Transfer Taxes paid directly by Seller.

          (b)   All real property Taxes, personal property Taxes and similar ad valorem obligations levied with respect to the Purchased Assets for a taxable period that includes (but does not end on) the Closing Date (each such period, a "Straddle Period") shall be apportioned between Seller and Buyer as of the Closing Date based on the number of days in such Straddle Period ending with and including the Closing Date, (the "Pre-Closing Period"), and the number of days in such Straddle Period beginning the day after the Closing Date (the "Post-Closing Period"). Seller shall be liable for the portion of such Taxes attributable to the Pre-Closing Period, and Buyer shall be liable for the portion of such Taxes attributable to the Post-Closing Period. If bills for such Taxes have not been issued as of the Closing Date, and, if the amount of such Taxes for the period including the Closing Date is not then known, the apportionment of such Taxes shall be made at Closing on the basis of the prior period's Taxes. After Closing, upon receipt of bills for the period including the Closing Date, adjustments to the apportionment shall be made by the parties, so that if either party paid more than its proper share at the Closing, the other party shall promptly reimburse such party for the excess amount paid by them. If either party receives a refund of Taxes for which the other party is responsible pursuant to this Section 6.7(b), it shall reimburse the other party its proportionate share of such refund, less any Taxes or other costs imposed with respect to the receipt of such refund.

          (c)   Seller and Buyer agree to furnish or cause to be furnished to each other, upon request, as promptly as practicable, such information and assistance relating to the Business, the Purchased Assets and Assumed Liabilities (including access to books and records) as is reasonably necessary for the filing of all Tax Returns, the making of any election relating to Taxes, the preparation for any audit by any Taxing Authority, and the prosecution or defense of any action, suit or proceeding, claim, arbitration, litigation or investigation relating to any Tax. Any expenses incurred in furnishing such information or assistance shall be borne by the party requesting it.

        6.8    Bulk Sales Laws.    The parties hereto hereby waive compliance by the parties hereto with the bulk sales Law and any other similar Laws in any applicable jurisdiction in respect of the transactions contemplated by this Agreement (subject to the indemnification provisions of Article IX).

        6.9    Additional Agreements.    Each party hereto shall execute such documents and other instruments and take such further actions as may reasonably be required or desirable to carry out the provisions hereof and consummate the transactions contemplated by this Agreement.

        6.10    Publicity.    Buyer and Seller shall consult with each other before issuing, and give each other the opportunity to review and comment upon, any press release or other public statements with respect to the transactions contemplated by this Agreement, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable Law, court process or the rules and regulations of any national securities exchange or national securities quotation system and except for any matters referred to in Section 6.4. Buyer shall consult with Seller before engaging in any other activity that could reasonably be expected to be deemed a "solicitation" of votes in support of the transactions contemplated hereby under applicable U.S. federal securities laws and shall make all modifications, including, without limitation, the inclusion of legends to comply with U.S. federal securities laws applicable to Seller, to any written communications made with respect to the transactions contemplated by this Agreement. The parties agree that the initial press release to be issued with respect to the transactions contemplated by this Agreement shall be in a form mutually agreed to by the parties.

        6.11    Other Actions by the Parties.    Subject to Section 6.4, each of the parties hereto shall refrain (and shall use its reasonable best efforts to cause its respected Affiliates to refrain) from taking, directly or indirectly, any action that would reasonably be expected to result in any condition set forth in Article VII not being satisfied.

        6.12    Audit Assistance.    From and after the Closing, to the extent reasonably requested by Buyer and at Buyer's sole cost and expense, in connection with (i) any audit of the financial statements relating to the Business; (ii) any separate presentation to be prepared by Buyer of the financial statements relating to the Business, or (iii) any presentation to be prepared by Buyer of the pro forma effects of Buyer's acquisition of the Business, in each case, Seller shall, and shall use commercially reasonable efforts to cause Seller's auditors to, (x) reasonably cooperate in the preparation of such financial statements or pro forma presentation, and (y) provide any records or other information requested by Buyer in connection therewith.

  6.13    Non-Solicitation of Employees.

          (a)   Seller agrees that for a period from the date hereof and continuing until the earlier of the date that is two (2) years after (i) the Closing Date or (ii) effective date of the termination of this Agreement, neither Seller nor any of its Affiliates shall employ or solicit, or receive or accept the performance of services by, any Transferred Employee; provided, that (i) Seller may make general solicitations for employment not specifically directed at the Transferred Employees and employ any Transferred Employee who responds to such solicitations, (ii) employ any Transferred Employee who approaches Seller or any Subsidiary of Seller on an unsolicited basis, and (iii) employ any Transferred Employee that responds to solicitations conducted by search firms that have not been specifically directed to target the Transferred Employees.

          (b)   Buyer agrees that for a period from the date hereof and continuing until and the earlier of the date that is two (2) years after (i) the Closing Date or (ii) effective date of the termination of this Agreement, neither Buyer nor any of its Subsidiaries shall employ or solicit, or receive or accept the performance of services by, any employee (other than the Business Employees) of Seller, an Excluded Subsidiary or a Subsidiary of Seller as of the Closing Date listed on Schedule 6.13, which such Schedule 6.13 shall be completed by Seller at Closing; provided, that (i) Buyer may make general solicitations for employment not specifically directed at Seller, any Subsidiary of Seller, any Affiliate of Seller or any employees of any of the foregoing and employ any person who responds to such solicitations, (ii) employ such person who approaches Buyer on an unsolicited basis, and (iii) employ such person that responds to solicitations conducted by search firms that have not been specifically directed to target Seller, a Subsidiary of Seller, any Affiliate of Seller or any Subsidiary of Seller or any employees of the foregoing.

          (c)   If any provision contained in this Section shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Section, but this Section shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. It is the intention of the parties that if any of the restrictions or covenants contained herein is held to cover a geographic area or to be for a length of time which is not permitted by applicable Law, or in any way construed to be too broad or to any extent invalid, such provision shall not be construed to be null, void and of no effect, but to the extent such provision would be valid or enforceable under applicable Law, a court of competent jurisdiction shall construe and interpret or reform this Section to provide for a covenant having the maximum enforceable geographic area, time period and other provisions (not greater than those contained herein) as shall be valid and enforceable under such applicable Law. Each party acknowledges that the other parties would be irreparably harmed by any breach of this Section and that there would be no adequate remedy at law or in damages to compensate such other parties for any such breach. Each party agrees that the other parties shall be entitled to injunctive relief requiring specific performance by the other parties of this Section, and each party consents to the entry thereof.

  6.14    Financing.

          (a)   Buyer shall, at Buyer's expense, use its commercially reasonable efforts to (i) fully satisfy in all respects, on a timely basis, all terms, conditions, representations and warranties set forth in the Commitment Letters and (ii) enforce its rights under the Commitment Letters such that the transactions contemplated thereby shall be consummated as soon as practicable after the satisfaction or waiver of the conditions set forth in Article VII hereof. Buyer shall use its commercially reasonable efforts to enter into definitive agreements with respect to the financings contemplated by the Commitment Letters as promptly as practicable but in any event on or prior to the Closing Date.

          (b)   Seller will provide, and cause each Subsidiary of Seller and each of their officers, employees, Representatives and advisors (including legal and accounting) to provide, all cooperation reasonably requested by Buyer in connection with the arrangement of the Loan, including by (i) participating in meetings, drafting sessions, due diligence sessions, management presentation sessions, road shows and sessions with rating agencies, (ii) preparing rating agency presentations, business projections, financial statements, confidential information memoranda and similar documents, (iii) providing the financial and other information necessary for and otherwise cooperating in the satisfaction of the obligations and conditions set forth in the Commitment Letter within the time periods required thereby in order to permit the Closing to occur on or prior to the date set forth in such Commitment Letter, (iv) reasonably facilitating the pledge of the Purchased Assets as collateral for the Loan, and (v) using reasonable commercial efforts to obtain consents to the collateral assignment of the Purchased Assets to secure the Loan. Notwithstanding the foregoing, neither Seller nor any of its Subsidiaries shall be required to pay any commitment or other similar fee or incur any other liability in connection with any financing or incur any expense to effect compliance with the foregoing.

        6.15    Use of Business Names by Seller.    Following the Closing, Seller shall not, directly or indirectly, use or do business, or allow any of their Affiliates to use or do business, under the names and/or marks identified in Schedule 6.15. Notwithstanding the foregoing, to the extent that any such names and marks appear, as of the Closing Date, on any previously printed stationary, signage, packaging, advertising and promotional materials, packing and shipping materials and other similar materials (provided that such materials to do not impose any binding obligations under Law) used or held for use by the retained business of Seller and the Subsidiaries of Seller, Seller and the Subsidiaries of Seller may use, without alteration, such previously marked materials from and after the Closing Date for a period not to exceed six (6) months, provided that, after such six (6) month period, Seller and the Subsidiaries of Seller shall immediately cease all use of such materials and shall not have any further right to use such names and marks or any other names and marks of Seller for any purpose.

        6.16    Collection of Accounts Receivable and Deposits.    Seller agrees that it shall forward promptly to Buyer any monies, checks or instruments received by Seller or any Subsidiary of Seller after the Closing Date with respect to the accounts receivable purchased by Buyer from Seller or any Subsidiary of Seller pursuant to this Agreement. Seller shall provide to Buyer such reasonable assistance as Buyer may request with respect to the collection of any such accounts receivable, provided Buyer pays the reasonable out-of-pocket expenses of Seller and its officers, directors and employees incurred in providing such assistance.

        6.17    Confidentiality.    Seller acknowledges and agrees that all information, discoveries, data, concepts, ideas, processes, methods, techniques, products, formulas, know-how, trade secrets and/or improvements thereon (including the Business Intellectual Property Assets), and any notes, analysis, compilations, studies, summaries, working papers or other materials relating to the Business (the "Information") will, upon the Closing, constitute confidential information of Buyer. Seller agrees that, except as otherwise provided in this Section 6.17, from and after the Closing, Seller will not, and will cause the Subsidiaries of Seller and its and each of their directors, officers, employees and agents, to not, at any time, disclose to any unauthorized Person any Information, whether such Information is in memory or embodied in a writing or other physical form, without Buyer's prior written consent, unless and to the extent that (i) the Information is or becomes generally known to and available for use by the public other than as a result of the fault of Seller or the fault of any other Person bound by a duty of confidentiality to Buyer, (ii) the public disclosure thereof is required by a court of competent jurisdiction or otherwise by applicable Law or (iii) the disclosure thereof is necessary in connection with the enforcement of this Agreement. If Seller becomes legally compelled to disclose any Information, Seller shall (A) provide Buyer with prior written notice (to the extent not prohibited under applicable Law) of the need for such disclosure and the required content of such disclosure, (B) if disclosure is required, furnish only that portion of the Information which is legally required and (C) make reasonable efforts to cooperate with Buyer to enable Buyer to obtain reliable assurances that confidential treatment will be accorded to the Information.

        6.18    Non Compete.    Following the Closing, until the second anniversary of the Closing, neither Seller nor any of its Subsidiaries shall take any action for the purpose of entering into any business that is competitive with the technologies provided by the Business as conducted on the Closing Date. It is expressly acknowledged by the Buyer that the LiveWire Mobile business as currently conducted by Seller and the Excluded Subsidiaries is not competitive with the technologies provided by the Business as conducted on the Closing Date.

        6.19    Excluded Subsidiaries.    From and after the date hereof until the earlier of the Closing Date or the date, if any, on which this Agreement is terminated pursuant to Section 8.1, Seller shall prohibit the Excluded Subsidiaries from taking any actions that would be inconsistent with the obligations of Seller set forth in this Agreement.

        6.20    Transition Services Agreement.    Buyer and Seller shall negotiate in good faith and use commercially reasonable efforts to enter into the Transition Services Agreement substantially in the form attached hereto as Exhibit A (the "Transition Services Agreement") pursuant to which Seller and the Subsidiaries of Seller shall provide to Buyer and the Subsidiaries of Buyer various services to be mutually agreed upon between Buyer and Seller, and pursuant to which Buyer and the Subsidiaries of Buyer may provide to Seller and the Subsidiaries of Seller various services to be mutually agreed upon between Buyer and Seller.

        6.21    Sublease.    To the extent that Buyer does not add the location identified on Schedule 2.1(e) with two asterisks (**) as a Purchased Lease, Buyer and Seller shall negotiate in good faith and use commercially reasonable efforts to enter into a sublease for such location with respect to 23,084 square feet (the "Sublease Space") at a monthly rent of $36,546.66 for a period of twelve (12) months, such sublease to be on commercially reasonable terms and shall be in form and substance reasonably acceptable to Buyer and Seller; provided that to the extent the Buyer and Seller do not enter into such a sublease prior to the Closing, Buyer shall have the option to (i) occupy the Sublease Space without a sublease at a monthly rent of $35,546.66 until the earlier of the first anniversary of the Closing or until a sublease is entered into or (ii) decline to occupy the Sublease Space and pay to Seller twelve equal payments of $36,546.66 due on the monthly anniversary of the Closing with the first such payment due upon the Closing.

        6.22    Severance Policy.    On or before the Closing Date, Seller shall adopt a Severance Policy with respect to the Business Employees that contains the material terms which are substantially similar to those terms previously agreed upon by Seller and Buyer (the "Severance Policy").

 ARTICLE VII—CONDITIONS PRECEDENT

        7.1    Conditions to Each Party's Obligations.    The respective obligation of each party to effect the transactions contemplated hereby shall be subject to the fulfillment (or waiver in writing if permissible under applicable Law) at or prior to the Closing of the following conditions:

          (a)   Seller Stockholders' Approval.    This Agreement and the sale of the Purchased Assets shall have been approved by the requisite affirmative vote of the holders of shares of Seller Common Stock present and voting at the Seller Stockholders' Meeting in accordance with applicable Law (the "Seller Stockholders' Approval").

          (b)   Other Approvals.    All material approvals, authorizations and consents of any Governmental Authority required to consummate the transactions contemplated hereby and set forth on the Buyer Disclosure Schedule and the Seller Disclosure Schedule, as applicable, shall have been obtained and remain in full force and effect, and all waiting periods relating to such approvals, authorizations and consents shall have expired or been terminated.

          (c)   No Injunctions or Restraints; Illegality.    No order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the transactions contemplated hereby shall be in effect. No statute, rule, regulation, order, injunction or decree shall have been enacted, entered, promulgated or enforced by any Governmental Authority that prohibits, or makes illegal consummation of the transactions contemplated hereby.

          (d)   Escrow Agreement.    Buyer, Seller and Escrow Agent shall have entered into the Escrow Agreement.

        7.2    Conditions to the Obligations of Buyer.    The obligation of Buyer to effect the transactions contemplated hereby is also subject to the satisfaction (or waiver in writing if permissible under applicable Law), at or prior to the Closing, of the following conditions:

          (a)   Representations and Warranties.    Each of the representations and warranties of Seller contained in this Agreement (without giving effect to any limitation as to "materiality" or "Business Material Adverse Effect" or similar terms set forth therein) shall be true and correct as of the Closing Date as though made on the Closing Date (except to the extent such representations and warranties expressly relate to a specific date or as of the date hereof, in which case such representations and warranties shall be true and correct as of such date), except for changes permitted by this Agreement or where the failure to be so true and correct does not have, and would not reasonably be expected to have, a Business Material Adverse Effect. Buyer shall have received a certificate signed by the Chief Executive Officer or President and the Chief Financial Officer of Seller to such effect.

          (b)   Performance of Obligations of Seller.    Seller shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and Buyer shall have received a certificate signed by the Chief Executive Officer or President and the Chief Financial Officer of Seller to such effect.

          (c)   No Business Material Adverse Effect.    Between the date of this Agreement and the Closing Date, there shall not have been a Business Material Adverse Effect.

          (d)   Release of Encumbrances.    Seller shall have caused the Encumbrances described on Schedule 7.2(d) to be released and terminated as of the Closing.

          (e)   Consents.    Seller shall have obtained at its own expense (and shall have provided copies thereof to Buyer) all of the waivers, permits, consents, approvals and other authorizations, and effected all of the registrations, filings and notices listed in Schedule 7.2(e) hereof.

          (f)    FIRPTA Certificate.    Buyer shall have received from Seller and from each Subsidiary of Seller that is selling Purchased Assets hereunder a certificate substantially in the form set forth in Treasury Regulation Section 1.1445-2(b)(2).

          (g)   Organizational Documents.    Buyer shall have received certificates as to incumbency of officers and the adoption of authorizing resolutions of Seller and the Subsidiaries of Seller, in each case, with respect to this Agreement and the transactions contemplated hereby.

        7.3    Conditions to the Obligations of Seller.    The obligation of Seller to effect the transactions contemplated hereby is also subject to the satisfaction (or waiver in writing if permissible under applicable law), at or prior to the Closing, of the following conditions:

          (a)   Representations and Warranties.    Each of the representations and warranties of Buyer contained in this Agreement (without giving effect to any limitation as to "materiality" or "Buyer Material Adverse Effect" or similar terms set forth therein) shall be true and correct as of the Closing Date as though made on the Closing Date (except to the extent such representations and warranties expressly relate to a specific date or as of the date hereof, in which case such representations and warranties shall be true and correct as of such date), except for changes permitted by this Agreement or where the failure to be so true and correct does not have, and would not reasonably be expected to have, a Buyer Material Adverse Effect. Seller shall have received a certificate signed by the Chief Executive Officer or President and the Chief Financial Officer of Buyer to such effect.

          (b)   Performance of Obligations of Buyer.    Buyer shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and Seller shall have received a certificate signed by the Chief Executive Officer or President and the Chief Financial Officer of Buyer to such effect.

        7.4    Frustration of Closing Conditions.    Neither Seller nor Buyer may rely on the failure of any condition set forth in Sections 7.1, 7.2 or 7.3, as the case may be, to be satisfied if such failure was caused by such party's failure to perform any of its obligations under this Agreement, to act in good faith or to use its reasonable best efforts to consummate the transactions contemplated by this Agreement as required by and subject to Sections 6.3 and 6.11.

ARTICLE VIII—TERMINATION, AMENDMENT AND WAIVER

        8.1    Termination.    This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing, whether before or after the Seller Stockholders' Approval:

          (a)   by mutual written consent of Seller and Buyer;

          (b)   by either Buyer or Seller if any Governmental Authority of competent jurisdiction shall have issued a final nonappealable order, decree, judgment, injunction or ruling enjoining, restraining or otherwise prohibiting the consummation of the transactions contemplated hereby; provided, that the party seeking to terminate this Agreement shall have used its reasonable best efforts to have such order, decree, judgment, injunction or ruling lifted;

          (c)   by either Buyer or Seller if the Closing shall not have occurred on or before (i) December 31, 2008 if the Seller has not received notice from the SEC that the SEC intends to review the Proxy Statement or (ii) February 28, 2009 if the Seller has received notice from the SEC that the SEC intends to review the Proxy Statement (such date, the "Termination Date"); provided, however, that the right to terminate this Agreement under this Section 8.1(c) shall not be available to any party if the failure of such party to perform any of its obligations under this Agreement, the failure to act in good faith or the failure to use its reasonable best efforts to consummate the transactions contemplated hereby has been a principal cause of or resulted in the failure of the transactions contemplated hereby to be consummated on or before such date.

          (d)   by Buyer, in the event of a material breach by Seller of any representation, warranty, covenant or other agreement contained herein, or if a representation or warranty of Seller shall have become untrue, which situation in either case, (i) would result in a failure of a condition set forth in Section 7.2(a) or (b), and (ii) cannot be cured by the Termination Date; provided, however, that Buyer shall have given at least seven (7) days prior written notice and Seller shall have failed to remedy such breach within such seven (7) day period and Buyer is not then in willful and material breach of any representation, warranty or covenant contained in this Agreement;

          (e)   by Seller, in the event of a material breach by Buyer, as the case may be, of any representation, warranty, covenant or other agreement contained herein, or if a representation or warranty of Buyer shall have become untrue, which situation in either case, (i) would result in a failure of a condition set forth in Section 7.3(a) or (b), and (ii) cannot be cured by the Termination Date; provided, however, that Seller shall have given at least seven (7) days prior written notice and Buyer shall have failed to remedy such breach within such seven (7) day period and Seller is not then in willful and material breach of any representation, warranty or covenant in this Agreement.

          (f)    by either Buyer or Seller if the Seller Stockholders shall have failed to approve this Agreement and the transactions contemplated hereby at the Seller Stockholders' Meeting or at any adjournment or postponement thereof;

          (g)   by Buyer, if (i) the board of directors of Seller shall have failed to include the Seller Recommendation in the Proxy Statement, (ii) the board of directors of Seller shall have approved, endorsed or recommended, or publicly announced an intention to approve, to the Seller Stockholders an Acquisition Proposal (other than the transactions contemplated hereby), or (iii) pursuant to Section 6.4(e), Seller has delivered a Subsequent Determination Notice; or

          (h)   prior to receipt of the Seller Stockholders' Approval, by Seller if Seller has entered into an Acquisition Agreement in accordance with the provisions of Section 6.4 hereof.

  8.2    Effects of Termination.

          (a)   In the event of a termination of this Agreement by either Buyer or Seller as provided in Section 8.1, this Agreement shall immediately become null and void and have no further force or effect, and neither Buyer nor Seller, nor any of their respective Subsidiaries, nor any of the officers or directors of any of them shall have any Liability of any nature whatsoever hereunder, or in connection with the transactions contemplated hereby, except that Sections 6.5 (Access to Information), 6.10 (Publicity), 8.2 (Effects of Termination), 10.1 (Expenses) and 10.6 (Governing Law; Jurisdiction and Venue) and all other obligations of the parties specifically intended to be performed after the termination of this Agreement shall survive any termination of this Agreement; provided, however, that notwithstanding the foregoing, neither Buyer nor Seller shall be relieved or released from any Liabilities (which the parties acknowledge and agree shall not be limited to reimbursement of expenses or out-of-pocket costs, and may include to the extent proven the benefit of the bargain lost by a party or a party's stockholders (taking into consideration relevant matters, including other combination opportunities and the time value of money), which shall be deemed to be damages of such party) arising out of fraud or willful breach of any provision of this Agreement or any other agreement delivered in connection herewith. For the avoidance of doubt, the parties acknowledge and agree that nothing in this Section 8.2 shall be deemed to affect their right to seek specific performance or injunctive relief pursuant to Section 10.9.

          (b)   In the event this Agreement is terminated by:

            (i)    Buyer pursuant to Section 8.1(g),

            (ii)   Seller pursuant to Section 8.1(h), or

            (iii)  Buyer or Seller pursuant to Section 8.1(f) and (i) prior to such termination, an Acquisition Proposal shall have been made, and (ii) within twelve (12) months following the date of such termination Seller shall have (A) entered into a definitive agreement with respect to, (B) recommended to its stockholders, or (C) consummated a transaction contemplated by an Acquisition Proposal, then Seller shall make a cash payment to Buyer in the amount of one million two hundred fifty thousand dollars ($1,250,000) (the "Termination Amount").

          (c)   If required under this Section 8.2, the Termination Amount shall be paid in immediately available funds within two (2) Business Days after the date of the event giving rise to the obligation to make such payment; provided, however, that if the Termination Amount is payable as a result of a termination pursuant to Section 8.1(h), then the Termination Amount is payable concurrently with the termination. The parties acknowledge and agree that the provisions for payment of the Termination Amount are an integral part of the transactions contemplated by this Agreement and are included herein in order to induce Buyer to enter into this Agreement and to reimburse Buyer for incurring the costs and expenses related to entering into this Agreement and consummating the transactions contemplated by this Agreement. Notwithstanding anything to the contrary in this Agreement, the parties hereby acknowledge and agree that in the event the Termination Amount becomes payable and is paid by Seller pursuant to Section 8.2(b), the Termination Amount shall be Buyer's sole and exclusive remedy for damages under this Agreement.

        8.3    Amendment.    Subject to compliance with applicable Law, this Agreement may be amended by the parties hereto, by action taken by their respective boards of directors, at any time before or after the approval of the transactions contemplated by this Agreement by the Seller Stockholders; provided, however, that after any approval of the transactions contemplated by this Agreement by the Seller Stockholders, no amendment of this Agreement shall be made that by Law or in accordance with the rules of any stock exchange requires further approval by the Seller Stockholders without obtaining such approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

        8.4    Extension; Waiver.    At any time prior to the Closing, the parties hereto may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, and (c) waive compliance with any of the agreements or conditions contained herein; provided, however, that after the Seller Stockholders' Approval, no extension or waiver of this Agreement or any portion hereof shall be made that by Law requires further adoption and approval by the Seller Stockholders without obtaining such approval. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. No provision of this Agreement requiring any party to use reasonable best efforts or to act in good faith in any context shall be interpreted to require a party, as part of such party's duty to use reasonable best efforts or to act in good faith in the context in question, to waive any condition to the obligations of such party hereunder or to refrain from exercising any right or power such party may have hereunder.

 ARTICLE IX—INDEMNIFICATION

        9.1    Survival.    The representations and warranties contained in this Agreement or in any certificate or other writing delivered pursuant hereto or in connection herewith shall survive the Closing until the twelve (12) month anniversary of the Closing Date, provided that the representations and warranties contained in Section 4.11(a) (Title to Assets) shall survive indefinitely and Section 4.12 (Taxes and Tax Returns) (the "Excluded Matters") shall survive until the expiration of the applicable statute of limitations. Any claim for a breach of a covenant contained in this Agreement that is required to be performed by a party on or prior to the Closing shall survive the Closing and expire on the twelve (12) month anniversary of the Closing Date, and each covenant contained in this Agreement that is required to be performed by a party after the Closing shall survive the Closing Date (and if such covenant has an express expiration date, shall expire on such expiration date). Notwithstanding the foregoing, (A) any claim for a breach of covenant, agreement, representation or warranty in respect of which indemnity may be sought under this Agreement shall survive the time at which it would otherwise terminate pursuant to the preceding sentence, if notice of the circumstances giving rise to such right of indemnity shall have been given to the party against whom such indemnity may be sought in accordance with either Section 10.2 or the applicable provisions of the Escrow Agreement prior to such time and (B) nothing contained in this Article IX shall limit any rights or remedies of any Indemnified Party (as defined below) for claims based upon fraud until the expiration of the applicable statute of limitations.

  9.2    Indemnification By Seller.

          (a)   Effective at and after the Closing, Seller shall indemnify Buyer, its Affiliates and their respective successors and assignees against, and agrees to hold each of them harmless from, any and all Damages incurred or suffered by Buyer its Affiliates or any of their respective successors and assignees (collectively, "Buyer Indemnified Parties") arising out of, resulting from or caused by:

            (i)    any misrepresentation or breach of warranty of Seller (determined, except with respect to Sections 4.4(a) and 4.6(a), without regard to any qualification or exception contained therein relating to materiality or Business Material Adverse Effect or any similar qualification or standard);

            (ii)   any breach of any covenant or agreement made or to be performed by Seller pursuant to this Agreement;

            (iii)  any Excluded Liability;

            (iv)  in the event the Estimated Closing Working Capital Adjustment is more than the Final Closing Adjustment, the amount of the difference that exceeds the Working Capital Escrow Amount; or

            (v)   any failure by Seller or any Subsidiary of Seller to comply with applicable bulk transfer Laws.

          (b)   No claim for indemnification (other than with respect to Excluded Matters) will be payable pursuant to Section 9.2(a)(i) unless the Damages suffered by the Buyer Indemnified Parties exceed an aggregate amount greater than three hundred thousand dollars ($300,000) (the "Threshold Amount"), in which case the Buyer Indemnified Party or Parties shall be entitled to be indemnified for all Damages incurred by such Buyer Indemnified Party or Parties, subject to Section 9.2(c) and Section 9.7.

          (c)   In no event shall the maximum aggregate amount of Damages which the Buyer Indemnified Party or Parties shall be entitled to be indemnified against by Seller pursuant to Section 9.2(a)(i) exceed the amount of the Escrow Fund (the "Seller Indemnification Cap"), other than Damages for the misrepresentation or breach of warranty of an Excluded Matter to which the maximum aggregate amount of Damages the Indemnified Party or Parties shall be entitled to be indemnified against by Seller shall be the Purchase Price.

  9.3    Indemnification By Buyer.

          (a)   Effective at and after the Closing, Buyer shall indemnify Seller, its Affiliates and their respective successors and assignees against and agrees to hold each of them harmless from any and all Damages incurred or suffered by Seller, any of its Affiliates or any of their respective successors and assignees (collectively, "Seller Indemnified Parties") arising out of, resulting from or caused by:

            (i)    any misrepresentation or breach of warranty of Buyer (determined without regard to any qualification or exception contained therein relating to materiality or Buyer Material Adverse Effect or any similar qualification or standard);

            (ii)   any breach of any covenant or agreement made or to be performed by Buyer pursuant to this Agreement; or

            (iii)  any Assumed Liability.

          (b)   No claim for indemnification will be payable pursuant to Section 9.3(a)(i) unless the Damages suffered by the Seller Indemnified Parties exceed the Threshold Amount, in which case the Seller Indemnified Party or Parties shall be entitled to be indemnified for all Damages incurred by such Seller Indemnified Party or Parties, subject to Section 9.3(c) and Section 9.7.

          (c)   In no event shall the maximum aggregate amount of Damages which the Seller Indemnified Party or Parties shall be entitled to be indemnified against by Buyer pursuant to Section 9.3(a)(i) exceed two million eight hundred thousand dollars ($2,800,000) (the "Buyer Indemnification Cap").

  9.4    Procedures for Indemnification.

          (a)   The party seeking indemnification under Section 9.2 or Section 9.3 (the "Indemnified Party") agrees to give written notice of a claim executed by an officer thereof (a "Notice of Claim") to the party against whom indemnity is sought (the "Indemnifying Party") promptly after the Indemnified Party becomes aware of any potential claim, or the commencement of any suit, action or proceeding in respect of which indemnity may be sought under Section 9.2 or Section 9.3 (it being understood that the right to give Notice of Claim shall be without regard to the limitations set forth in Section 9.2(b) or Section 9.3(b)). No delay on the part of an Indemnified Party in giving a Notice of Claim to the Indemnifying Party shall relieve the Indemnifying Party from any of its obligations under this Article IX (except and to the extent the Indemnified Party is prejudiced by such delay).

          (b)   Each Notice of Claim given pursuant to Section 9.4(a) shall contain the following information:

            (i)    that the Indemnified Party has actually incurred, paid or properly accrued (in accordance with GAAP) or is reasonably likely to incur, pay, or properly accrue Damages in an aggregate stated amount arising from such claim, if known, (which amount may be the amount of damages claimed by a third party in an action brought against any Indemnified Party based on assertions, which if true, would give rise to liability for Damages to such Indemnified Party under Section 9.2 or Section 9.3); and

            (ii)   a brief description, in reasonable detail, of the facts, circumstances or events giving rise to the alleged Damages based on the Indemnified Party's good faith belief thereof,

    including the identity and address of any third-party claimant and copies of any formal demand or complaint, the amount of Damages, if known, the date any such item was incurred, paid or properly accrued, and the specific nature of the breach to which such item is related.

          (c)   Within thirty (30) days after receipt of a Notice of Claim from an Indemnified Party, the Indemnifying Party shall deliver to the Indemnified Party a response, in which the Indemnifying Party shall: (i) agree that the Indemnified Party is entitled to receive all of the Damages claimed in the Notice of Claim (in which case the Indemnifying Party shall promptly pay to the Indemnified Party an amount in cash equal to the Damages claimed in the Notice of Claim or in the event the Indemnified Party is required to recover against the Escrow Fund, Buyer and Seller shall deliver to the Escrow Agent, within three (3) days following the delivery of the response, a written notice executed by both parties instructing the Escrow Agent to distribute to Buyer from the Escrow Fund an amount in cash equal to the Damages claimed in the Notice of Claim), (ii) agree that the Indemnified Party is entitled to receive a portion of the Damages claimed in the Notice of Claim (in which case the Indemnifying Party shall promptly pay to the Indemnified Party an amount in cash equal to the portion of the Damages claimed in the Notice of Claim that the Indemnifying Party does not dispute or in the event the Indemnified Party is required to recover against the Escrow Fund, Buyer and Seller shall deliver to the Escrow Agent, within three (3) days following the delivery of the response, a written notice executed by both parties and instructing the Escrow Agent to distribute to Buyer from the Escrow Fund an amount in cash equal to the portion of the Damages claimed in the Notice of Claim that the Indemnifying Party does not dispute), or (iii) dispute that the Indemnified Party is entitled to receive any of the Damages claimed in the Notice of Claim. Notwithstanding the foregoing, if the Indemnifying Party does not deliver a response within such thirty (30) day period following receipt of a Notice of Claim from an Indemnified Party, the Indemnifying Party shall promptly pay to the Indemnified Party an amount in cash equal to the Damages claimed in the Notice of Claim or in the event the Indemnified Party is required to recover against the Escrow Fund, Buyer and Seller shall deliver to the Escrow Agent, within three (3) days following the delivery of the response, a written notice executed by both parties instructing the Escrow Agent to distribute to Buyer from the Escrow Fund an amount in cash equal to the Damages claimed in the Notice of Claim.

          (d)   During the thirty (30) day period following the delivery of a response that reflects a dispute with respect to the Damages claimed in the Notice of Claim, an Indemnifying Party and the Indemnified Party shall use good faith efforts to resolve the dispute. If the dispute is not resolved within such thirty (30) day period, Indemnifying Party and the Indemnified Party shall submit the dispute to binding arbitration, and the provisions of Section 9.4(e) shall become effective with respect to such dispute. Promptly following the resolution of the dispute (whether by mutual agreement, arbitration or otherwise), the Indemnifying Party shall promptly pay to the Indemnified Party an amount in cash equal to the agreed upon Damages or in the event the Indemnified Party is required to recover against the Escrow Fund, Buyer and Seller shall deliver to the Escrow Agent, within three (3) days following the such resolution, a written notice executed by both parties instructing the Escrow Agent to distribute to Buyer from the Escrow Fund an amount in cash equal to the Damages agreed to in such resolution.

          (e)   Any arbitration initiated pursuant to Section 9.4(d), shall be conducted by a single arbitrator mutually agreed upon by the parties in accordance with the Commercial Rules of the AAA in effect from time to time and the following provisions:

            (i)    In the event of any conflict between the Commercial Rules of the AAA in effect from time to time and the provisions of this Agreement, the provisions of this Agreement shall prevail and be controlling.

            (ii)   The parties shall commence the arbitration by jointly filing a written submission with the New York, New York office of the AAA in accordance with Commercial Rule 5 (or any successor provision).

            (iii)  The arbitrator may enter a default decision against any party who fails to participate in the arbitration proceeding.

            (iv)  Not later than thirty (30) days after the conclusion of the arbitration hearing, the arbitrator shall prepare and distribute to the parties a writing setting forth the arbitral award and a brief summary of the arbitrator's reasons therefor. Any award rendered by the arbitrator regarding the matters in dispute shall be final, non-appealable, conclusive and binding upon the parties, and judgment thereon may be entered and enforced in any court of competent jurisdiction, provided that the arbitrator shall have no power or authority to grant injunctive relief, specific performance or other equitable relief.

          (f)    The arbitrator shall have no power or authority, under the Commercial Rules of the AAA or otherwise, to (x) modify or disregard any provision of this Agreement, or (y) address or resolve any issue not submitted by the parties.

          (g)   In connection with any arbitration proceeding pursuant to this Agreement, the party (i.e., Indemnifying Party on the one hand, and Indemnified Party on the other hand) whose last proposed offer for the settlement of the matters in dispute, taken as a whole, was farther away from the final determination by the arbitrator, as determined by the arbitrator, shall pay all the fees and expenses associate with the arbitration, including all party's attorneys' fees or costs, witness fees (if any), costs of investigation and similar expenses).

        9.5    Third Party Claims.    Subject to the remainder of this Section 9.5, any claim, demand, suit, action, arbitration, investigation, inquiry or proceeding brought by a third party against an Indemnified Party that is based on assertions, which if true, would give rise to liability for Damages to such Indemnified Party under Section 9.2 or Section 9.3 ("Third Party Claim") shall be subject to the following procedures:

          (a)   The Indemnifying Party will have the right to assume the defense of such Third Party Claim at its sole cost and expense with reputable legal counsel of its choosing (that is approved by the Indemnified Party acting reasonably) by delivering written notice of such election to the Indemnified Party within ten (10) Business Days after receipt of the Notice of Claim describing such Third Party Claim; provided, that the Indemnifying Party shall acknowledge in writing its obligation to indemnify the Indemnified Party for any Damages relating to such Third Party Claim (subject to the limitations on indemnification set forth in this Article IX). If the Indemnifying Party assumes the defense of the Third Party Claim in accordance with this subsection (a), then:

            (i)    the Indemnifying Party shall keep the Indemnified Party informed of all material developments relating to such Third Party Claim. The Indemnified Party shall have the right to receive copies of all pleadings, notices and communications with respect to such Third Party Claim to the extent that receipt of such documents does not waive any privilege;

            (ii)   the Indemnified Party may retain separate co-counsel and participate in the defense of such Third Party Claim or settlement negotiations with respect to such Third Party Claim at its own cost and expense, but shall not be entitled to determine or conduct the defense of such Third Party Claim or settlement negotiations with respect to such Third Party Claim; and

            (iii)  the Indemnifying Party shall not consent to the entry of any judgment or enter into any settlement or compromise of such Third Party Claim without the prior written consent of the Indemnified Party, unless (1) such judgment, settlement or compromise includes an unconditional release from all liability with respect to the claim in favor of the Indemnified

    Party and has no other adverse effect on the Indemnified Party, or (2) the sole relief provided in connection with such judgment, settlement or compromise is monetary damages that are paid in full by the Indemnifying Party or any other relief that is enforceable only against the Indemnifying Party.

          (b)   Notwithstanding the foregoing, the Indemnifying Party shall not be entitled to assume the defense of such Third Party Claim unless the Indemnified Party agrees otherwise in writing, and the Indemnified Party shall have the right to assume the defense at the expense of the Indemnifying Party in the event:

            (i)    the Third Party Claim involves an injunction or other equitable relief that would reasonably be expect to affect the Purchased Assets or the Business in any material respect;

            (ii)   damages sought under such Third Party Claim (together with Damages sought under any other claims then pending or in dispute) would reasonably be expected to exceed the Buyer Indemnification Cap or Seller Indemnification Cap, as applicable; or

            (iii)  legal counsel to the Indemnified Person reasonably determines that the legal counsel chosen by the Indemnifying Party has a conflict of interest in representing the interests of the Indemnified Party.

          (c)   In the event that the Indemnifying Party declines to assume the defense of such Third Party Claim or is not entitled to assume the defense of such Third Party Claim according to subsection (b) above, then the Indemnified Party will have the right to assume the defense of such Third Party Claim at the expense of the Indemnifying Party with reputable counsel of its choosing (that is reasonably acceptable to the Indemnifying Party). If the Indemnified Party assumes the defense of the Third Party Claim in accordance with this subsection (c), then:

            (i)    The Indemnified Party shall keep the Indemnifying Party informed of all material developments relating to such Third Party Claim. The Indemnifying Party shall have the right to receive copies of all pleadings, notices and communications with respect to such Third Party Claim to the extent that receipt of such documents does not waive any privilege.

            (ii)   The Indemnifying Party may retain separate co-counsel and participate in the defense of such Third Party Claim or settlement negotiations with respect to such Third Party Claim at its own cost and expense, but shall not be entitled to determine or conduct the defense of such Third Party Claim or settlement negotiations with respect to such Third Party Claim.

            (iii)  The Indemnified Party shall not consent to the entry of any judgment or enter into any settlement or compromise of such Third Party Claim without the prior written consent of the Indemnifying Party (which shall not be unreasonably withheld, conditioned or delayed), unless such judgment, settlement or compromise includes an unconditional release from all liability with respect to the claim in favor of the Indemnified Party or (2) the Indemnified Party stipulates in writing that there are no Damages for which it is entitled to indemnification under this Article IX in connection with such judgment, settlement or compromise.

          (d)   The Indemnifying Party and Indemnified Party shall use commercially reasonable efforts to cooperate (and cause their respective legal counsel to cooperate) in connection with the defense of any Third Party Claim, including by (i) furnishing copies of documents, records or other information reasonably requested by the other party and (ii) providing access to employees whose assistance, testimony or presence is reasonably necessary to assist in the evaluation and defense of such Third Party Claim (provided that any such access shall not unreasonably interfere with the business activities of either party).

        9.6    Treatment of Indemnity Payments.    All payments made by Seller or Buyer as the case may be, to or for the benefit of the other party hereto pursuant to this Article IX or Section 2.10(e) shall be treated as adjustments to the Purchase Price for tax purposes ("Escrow Adjustment Amount"), and such agreed treatment shall govern for purposes of this Agreement, unless otherwise required pursuant to a determination within the meaning of Section 1313 of the Code.

  9.7    Limitation on Indemnification.

          (a)   No Buyer Indemnified Party shall be entitled to indemnification hereunder for any Damages (and the amount of any Damages shall not be included in the calculation of any limitations on indemnification set forth herein) to the extent such liability is a Current Liability reflected in the calculation of Final Closing Working Capital. Any liability for indemnification under this Article IX shall be determined without duplication of recovery by reason of the state of facts giving rise to such liability constituting a breach of more than one representation, warranty, covenant or agreement.

          (b)   Anything herein to the contrary notwithstanding, no breach of any representation, warranty, covenant or agreement contained herein shall give rise to any right on the part of an Indemnified Party, after the consummation of the transactions contemplated hereby, to rescind this Agreement or any of the transactions contemplated hereby.

          (c)   A Buyer Indemnified Party shall not be required to proceed against and exhaust the Escrow Fund in respect of any indemnification claims under Sections 9.2(a)(ii), (iii) , (iv) or (v) before proceeding against Seller.

          (d)   Except with respect to the Excluded Matters, and subject to the provisions of Sections 9.2(c) and 9.7, Seller shall not be obligated to indemnify any Buyer Indemnified Party pursuant to Section 9.2(a)(i) for any amount of Damages in excess of the Escrow Fund and the Escrow Fund shall be the sole and exclusive recourse for satisfying indemnification obligations under Section 9.2(a)(i).

        9.8    Remedies Exclusive.    From and after the Closing, except for claims based upon fraud or as set forth in Section 6.13(c) or 10.9, the rights of an Indemnified Party to indemnification relating to this Agreement or the transactions contemplated hereby shall be strictly limited to those contained in this Article IX, and such indemnification rights shall be the sole and exclusive remedies of the Indemnified Parties subsequent to the Closing Date with respect to any matter in any way relating to this Agreement or the transactions contemplated hereby. From and after the Closing, except as provided in this Article IX, no claim, action or remedy shall be brought or maintained by any Indemnified Parties against the Indemnifying Parties, and no recourse shall be brought or granted against any of them, by virtue of or based upon any alleged misstatement or omission respecting an inaccuracy in or breach of any of the representations, warranties or covenants of Seller or Buyer, as applicable, set forth or contained in this Agreement.

ARTICLE X—MISCELLANEOUS

        10.1    Expenses.    Except as may otherwise be agreed to hereunder or in other writing by the parties, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

        10.2    Notices.    All notices or other communications hereunder shall be in writing and shall be deemed given if delivered personally, sent by nationally recognized overnight courier (providing proof of delivery) or mailed by prepaid registered or certified mail (return receipt requested) or by facsimile transmission (providing confirmation of transmission) addressed as follows:

          (a)   If to Buyer, to:

      Dialogic Corporation.
      9800 Cavendish Blvd 5th floor
      Montreal, Quebec
      CANADA H4M 2V9
      Facsimile No.: (514) 745-0055
      Attention: Anthony Housefather

          (b)   with required copies to (which shall not constitute notice hereunder):

      Bingham McCutchen LLP
      399 Park Avenue
      New York, NY 10022
      Facsimile No.: (212) 702-3631
      Attention: Shon E. Glusky, Esq.

          (c)   If to Seller, to:

      NMS Communications Corporation
      100 Crossing Boulevard
      Framingham, MA 01702
      Facsimile No.: (508) 271-1177
      Attention: Dianne Callan

          (d)   with required copies to (which shall not constitute notice hereunder):

      Goodwin Procter LLP
      Exchange Place
      Boston, Massachusetts 02109
      Facsimile No.: (617) 523-1231
      Attention:    Mark T. Bettencourt, Esq.
                           James R. Kasinger, Esq.

or such other address as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date so mailed or otherwise sent as provided above; provided, that any notice received by facsimile transmission or otherwise at the addressee's location on any Business Day after 5:00 p.m. (addressee's local time) shall be deemed to have been received at 9:00 a.m. (addressee's local time) on the next Business Day.

  10.3    Interpretation.

          (a)   The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

          (b)   The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

          (c)   Each party hereto has or may have set forth information in its respective Disclosure Schedule in a section thereof that corresponds to the section of this Agreement to which it relates. The fact that any item of information is disclosed in a Disclosure Schedule to this Agreement shall not be construed to mean that such information is required to be disclosed by this Agreement.

        10.4    Counterparts.    This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

        10.5    Entire Agreement.    This Agreement, together with the Exhibits and Schedules hereto, the Confidentiality Agreement, the Transition Services Agreement, the Escrow Agreement and any documents delivered by the parties in connection herewith constitutes the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties hereto, or any of them, with respect to the subject matter hereof, it being understood that the Confidentiality Agreement, the Transition Services Agreement and the Escrow Agreement shall survive the execution and delivery of this Agreement.

        10.6    Governing Law; Jurisdiction and Venue.    This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to rules of conflict of laws. Each of Buyer and Seller hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of any state or federal court located within New Castle County, State of Delaware (the "Delaware Courts") for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the Delaware Courts and agrees not to plead or claim in any Delaware Court that such litigation brought therein has been brought in any inconvenient forum. Each of the parties hereto agrees, (a) to the extent such party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such party's agent for acceptance of legal process, and (b) that service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by United States Postal Service constituting evidence of valid service. Service made pursuant to (a) or (b) above shall have the same legal force and effect as if served upon such party personally with the State of Delaware.

        10.7    Severability.    In the event that any one or more provisions of this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, by any court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement and the parties shall use their reasonable best efforts to substitute a valid, legal and enforceable provision which, insofar as practicable, implements the original purposes and intents of this Agreement.

        10.8    Assignment; Reliance of Other Parties.    Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the parties hereto in whole or in part (whether by operation of law or otherwise) without the prior written consent of the other party hereto and any attempt to make any such assignment without such consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. This Agreement (including the documents and instruments referred to herein) is not intended to confer upon any Person other than the parties hereto any rights or remedies under or by reason of this Agreement.

        10.9    Specific Performance.    Subject to the limitations provided for in Section 8.2 and Section 9.8, the parties agree that irreparable damage may occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, subject to the limitations provided for in Section 8.2 and Section 9.8, (a) Buyer shall be entitled to seek an injunction or injunctions, without the posting of any bond, to prevent breaches of this Agreement, the Transition Services Agreement and the Escrow Agreement by Seller and to enforce specifically the terms and provisions of this Agreement, the Transition Services Agreement and the Escrow Agreement, in addition to any other remedy to which such party is entitled at law or in equity and (b) Seller shall be entitled to seek an injunction or injunctions, without the posting of any bond, to prevent breaches of this Agreement, the Transition Services Agreement and the Escrow Agreement by Buyer and to enforce specifically the terms and provisions of this Agreement, the Transition Services Agreement and the Escrow Agreement (other than with respect to the covenant contained in Section 2.7(b)), in addition to any other remedy to which such party is entitled at law or in equity.

[Remainder of Page has Been Intentionally Left Blank]

        IN WITNESS WHEREOF, Buyer and Seller have caused this Agreement to be executed as a sealed instrument by their duly authorized officers as of the day and year first above written.

DIALOGIC CORPORATION
By:	/s/ NICK JENSEN
	Name:	Nick Jensen
	Title:	President and CEO
NMS COMMUNICATIONS CORPORATION
By:	/s/ ROBERT P. SCHECHTER
	Name:	Robert P. Schechter
	Title:	Chief Executive Officer and Chairman

 Annex B

September 11, 2008

CONFIDENTIAL

Members of the Board of Directors
Members of the Special Committee
NMS Communications Corporation
100 Crossing Boulevard
Framingham, MA 01702

Dear Members of the Board:

        You have requested our opinion as to the fairness, from a financial point of view, to NMS Communications Inc. ("NMS"), of the Purchase Price (as defined in the Agreement (as defined below)) to be received by NMS pursuant to the Asset Purchase Agreement (the "Agreement") by and among NMS and Dialogic Corporation ("Dialogic"). Pursuant to the Agreement, among other things, Dialogic will purchase all of the operating assets and associated liabilities of the Communications Platform Division of NMS (the "Purchase").

        In arriving at our opinion, we have, among other things:

  (i)
  reviewed certain internal financial information and other data relating to the Communications Platform Division and its financial prospects that were provided to us by the management of NMS, including the Business Financial Statements (as such term is used in the Agreement) and financial forecasts and estimates prepared by the management of NMS (together, the "Prospective Financial Information");

  (ii)
  conducted discussions with members of the senior management and the Board of Directors of NMS concerning certain aspects of the Purchase and the businesses and financial prospects of the Communications Platform Division;

  (iii)
  reviewed publicly-available financial and stock market data with respect to certain companies in lines of businesses that we believe to be generally relevant;

  (iv)
  compared the financial terms of the Purchase with publicly-available financial terms of certain other transactions that we believe to be generally relevant;

  (v)
  reviewed a draft dated September 9, 2008 of the Agreement; and

  (vi)
  conducted such other financial studies, analyses and investigations, and considered such other financial, economic and market information as we deemed necessary or appropriate.

                                499 Park Avenue
                                New York, NY 10022

        Our opinion does not address the relative merits of the Purchase as compared to other business strategies or transactions that might be available to NMS or the underlying business decision of NMS to effect the Purchase. Moreover, we express no opinion as to whether any alternative transaction might produce consideration for NMS in excess of the amount contemplated in the Agreement. We have not been asked to, nor do we, offer any opinion as to the terms of the Agreement, the fairness of the amount or nature of the compensation to any insiders, or the form of the Purchase.

        In our review and analyses, and in formulating our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information, including, without limitation, the Prospective Financial Information, provided to or discussed with or reviewed by us for the purpose of this opinion and we have not independently verified (nor have we assumed responsibility or liability for independently verifying) any such information or its accuracy or completeness. With respect to the Prospective Financial Information, we have assumed that such Prospective Financial Information has been prepared in good faith and on bases and assumptions reflecting the best currently available judgments and estimates of NMS' management as to the expected future results of operations and financial condition of the Communications Platform Division. We express no opinion with respect to such Prospective Financial Information or the assumptions upon which it is based. We have not reviewed any of the books and records of NMS or the Communications Platform Division, assumed any responsibility for conducting a physical inspection of the properties or facilities of NMS or made any independent valuation or appraisal of the assets or liabilities of NMS.

        In rendering our opinion, we have, with your consent, made the following assumptions: (i) that the Purchase Price will not be reduced as a result of the indemnification or other provisions in the Agreement; (ii) that each of Dialogic and NMS will comply with all material terms of the Agreement; (iii) that any services agreement or other commercial agreement between NMS and Dialogic entered into as of the closing of the Purchase will be on terms that could reasonably be obtained from an unrelated third party in an arm's length transaction; (iv) that the Purchase will be consummated in accordance with the terms of the Agreement without waiver, modification or amendment; (v) that the final executed form of the Agreement will not differ in any material respect from the draft of the Agreement reviewed by us; and (vi) that all governmental, regulatory or other consents and approvals necessary for the consummation of the Purchase will be obtained without any adverse effect on the Purchase. We have also assumed that the representations and warranties made by NMS and Dialogic in the Agreement will be true and correct in all respects material to our analysis. We are not legal, regulatory or tax experts and have relied on the assessments made by advisors to NMS with respect to such issues.

        Our opinion expressed herein is provided solely for the information of the Board of Directors of NMS in its evaluation of the proposed Purchase and may not be relied upon by any third party or used for any other purpose. This opinion may be reproduced in full in any proxy or information statement mailed to stockholders of NMS but may not otherwise be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written consent in each instance. This opinion does not constitute a recommendation to any stockholder of NMS as to how such stockholder should vote with respect to the Purchase or any other matter. Our opinion is necessarily based on economic, market and other conditions and circumstances as in effect on the date of this letter and the information made available to us as of such date. Subsequent developments may affect this opinion and we do not undertake, nor do we have, any obligation to update, revise, or reaffirm this opinion.

        We have acted as financial advisor to NMS with respect to the proposed Purchase and will receive a fee from NMS for our services, a substantial portion of which will become payable only if the proposed Purchase is consummated. Our fee was fully negotiated at arm's-length with NMS. In addition, NMS has agreed to indemnify us for certain liabilities arising out of our engagement. Please be advised that, during the two years preceding the date of this letter, neither we nor our affiliates have had any other significant financial advisory or other significant commercial or investment banking relationships with NMS or Dialogic. In the ordinary course of our businesses, we and our affiliates may actively trade the debt and equity securities of NMS for our own account or for the accounts of customers and, accordingly, we may at any time hold long or short positions in such securities.

        You acknowledge that NMS contracted with us on an arm's length basis to provide the services described herein, and that we do not have, and is not the intent of the parties to create, a fiduciary relationship.

        Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, we are of the opinion on the date hereof that the Purchase Price to be received by NMS in connection with the Purchase pursuant to the Agreement is fair, from a financial point of view, to NMS.

        The issuance of this opinion has been approved by a fairness opinion committee of Cantor Fitzgerald & Co.

Very truly yours,

/s/ Phillip Marber

 Annex C

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 10-K

(Mark One)
☒ ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the fiscal year ended December 31, 2007
or
☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from to

Commission file number: 0-23282

NMS COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	04-2814586 (I.R.S. Employer Identification No.)
100 Crossing Boulevard Framingham, MA (Address of principal executive offices)	01702 (Zip Code)
Registrant's telephone number, including area code: (508) 271-1000

         Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Exchange on Which Registered
Common Stock, $.01 par value	NASDAQ Global Select Market

Securities registered pursuant to Section 12(g) of the Act: None

         Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes ☐    No ☒

         Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Exchange Act. Yes ☐    No ☒

         Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒    No ☐

         Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☒

         Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, or a non-accelerated filer, or smaller reporting company. See the definitions of "large accelerated filer", "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☒	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

         Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐    No ☒

         The aggregate market value of the registrant's common stock held by non-affiliates of the registrant was approximately $78.4 million based on last reported sale price of the common stock on the NASDAQ Global Market System on June 29, 2007.

         The number of shares outstanding of each of the registrant's Common Stock, par value $0.01 per share, as of March 24, 2008: 45,733,730 shares.

DOCUMENTS INCORPORATED BY REFERENCE

         Portions of the registrant's definitive Proxy Statement on Schedule 14-A to be filed with the Securities and Exchange Commission within 120 days of the end of the fiscal year ended December 31, 2007 relating to the 2008 Annual Meeting of Stockholders of the registrant are incorporated by reference into Part III of this Form 10-K.

 NMS COMMUNICATIONS CORPORATION

ANNUAL REPORT ON FORM 10-K

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007

 PART I

ITEM 1.    BUSINESS

        This annual report on Form 10-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Exchange Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve substantial risks and uncertainties. If any of the following risks and uncertainties actually occur, our business, financial condition and operating results would likely suffer. You can identify these forward-looking statements by our use of the words "believes," "anticipates," "plans," "expects," "may," "will," "would," "intends," "estimates," "predicts," "potential," "continue" and similar expressions, whether in the negative or affirmative. We cannot guarantee that we actually will achieve these plans, intentions and expectations disclosed in the forward-looking statements we make. Factors that could cause actual results to differ from the forward-looking statements include, but are not limited to, those discussed in Item 1A. "Risk Factors" below, as well as other risks and uncertainties referenced in this annual report on Form 10-K. We do not assume any obligations to update any of the forward-looking statements after the date of this Form 10-K to conform these statements to actual results.

        NMS Communications, LiveWire Mobile, and MyCaller are registered trademarks of NMS Communications Corporation. OpenAccess is a trademark of NMS Communications Corporations. NMS is a brand name of NMS Communications Corporation. All other brand names or trademarks appearing in this annual report Form 10-K are the property of their respective holders.

        References in this Form 10-K to the "Company," the "registrant," "we," "our" and "us" refer to NMS Communications Corporation and its subsidiaries.

Overview

        We are a leading provider of applications and platforms for value-added services in wireless and wireline communications. We are comprised of two main operating divisions: NMS Communications (formerly Communications Platforms) and LiveWire Mobile (formerly Mobile Applications). A third operating division, Network Infrastructure ("NI"), was sold to Verso Technologies, Inc., a Minnesota Corporation ("Verso"), on December 21, 2007. The NI division focused on solutions for the RAN portion of mobile operators' infrastructure. In accordance with Statement of Financial Standards ("SFAS") No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"), the operating results of the NI division have been reclassified as a discontinued operation in the consolidated statement of operations and related disclosures included in the notes to the consolidated financial statements and in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included elsewhere in this annual report on Form 10-K for all periods presented. Our description of the business focuses on continuing operations.

        In January 2008, we formed a wholly-owned subsidiary, LiveWire Mobile, Inc. ("LiveWire Mobile"), a Delaware Corporation. In conjunction with creating LiveWire Mobile, we intend to contribute or license the personnel, assets, liabilities and intellectual property rights of our LiveWire Mobile division. On March 17, 2008, LiveWire Mobile acquired Groove Mobile, Inc. ("Groove Mobile") for cash consideration of $14.5 million. Groove Mobile, whose operations are based in Bedford, Massachusetts, is a provider of mobile music solutions. The Company believes the acquisition will enable LiveWire Mobile to expand its ability to offer a portfolio of managed services, including ringback tones, ringtones and full track music and video downloads delivered though an integrated storefront.

  NMS Communications Division

        Our NMS Communications division is a leading provider of embedded technology and platforms that enable the rapid creation and deployment of a broad range of value-added services for mobile and converged networks, ranging from voice mail and interactive voice response solutions, to video portals and mobile TV, and multi-media messaging systems. Our customers include major network equipment providers, application developers and systems integrators. For over 20 years, our customers have been deploying systems based on our products in wireless and wireline networks and enterprises around the world. Our key value proposition is helping our partners get to market quickly with innovative mobile voice, video and data services.

        We sell our products worldwide through our direct sales force as well as through channel partners. Our customers and channel partners include leading telecommunications operators, network equipment providers and application providers such as, Ericsson AB, Nokia-Siemens Networks, Avaya, Inc., Alcatel-Lucent, Comverse Technology, Inc., Huawei Technologies Co., Ltd., OnMobile Global Limited, and Intervoice, Inc., as well as smaller regional value-added resellers.

  LiveWire Mobile Division

        Our LiveWire Mobile division is a leading global provider of personalization services for mobile network operators. These services allow subscribers to use music, audio and video content to personalize their mobile service by creating unique ringback tones. LiveWire Mobile achieves this by infusing powerful personalization capabilities into traditional mobile communications that are easy to use for subscribers and lucrative for network operators.

        We sell these solutions for purchase primarily through channel partners and more recently, as a managed service. Mobile network operators add LiveWire Mobile offerings to drive subscriptions, content consumption and advertising revenue, thereby growing average revenue per user ("ARPU"), reducing turnover and growing their revenue.

        LiveWire Mobile sells its products worldwide through our direct sales force as well as through channel partners. Our customers and channel partners include Vodafone, "3" (Hutchison Telecom), Virgin Mobile USA, Inc., Cricket Communications, Inc., Ericsson AB, and Nokia-Siemens Networks. LiveWire Mobile's ringback service is deployed in approximately 30 operators around the world with seven million active subscribers.

Industry Overview

        Telecommunications is a large, complex and rapidly evolving market that includes wireless and traditional wireline communications services, and the related applications, equipment and infrastructure needed to deliver voice, video and data over circuit, packet and broadband networks. Various forces are enabling growth, including:

  •
  increased use of Internet Protocol ("IP") networks;

  •
  growth in the technologies that enable IP-communications in both wireless and wireline networks;

  •
  strong consumer adoption of wireless services, especially in emerging markets;

  •
  increasing number of wireless networks that support high-speed data services (2.5G-3G);

  •
  competition among service providers to deliver new types of services involving multimedia content and data services;

  •
  the need for service providers to compensate for the decline in ARPU with value added services; and

  •
  the increasingly rapid change of communication devices such as handsets and information technology ("IT") products.

        Despite the opportunities for growth in segments of the telecommunications market, these opportunities are not without challenges for market participants, such as telecommunications operators and network equipment and application providers.

  Telecommunications Operators—Wireless and Wireline

        Telecommunications operators, who provide wireless and wireline services, face a highly competitive and capital-intensive environment. Key challenges and initiatives in the industry include:

  •
  Improving network performance.  Both wireline and wireless carriers are in the process of enhancing their underlying networks to a technology base that can provide high-speed data as well as voice services. In wireline and cable networks, much of the voice traffic is already carried in pure IP, Voice over IP ("VoIP") formats. Wireless operators are aggressively upgrading their networks to next-generation infrastructures that enable both voice and data. Most have already migrated to 2.5G, and others are aggressively moving to 3G, the standard for bandwidth-intensive data services like video.

  •
  Retaining customers.  Changing industry regulations are minimizing previous barriers to customer migration between telecommunications operators, while customer acquisition costs are still high. Operators, particularly in the wireless market, are under increasing pressure to reduce customer churn by providing high quality voice services as well as a wide range of other services and functionality, such as access to Internet content, multi-media messaging, and video applications.

  •
  Enhancing revenue streams.  Intense competition has compromised operators' ability to compete on price, with the ARPU for voice traffic declining even though usage is increasing. Operators are combating this decline in ARPU with new and differentiated premium service offerings that can be deployed rapidly and cost effectively. Many of these services are data and multi-media based, which are enabled by the 2.5G and 3G networks' enhanced data-carrying capabilities.

  Network Equipment and Application Providers

        Network equipment providers, as well as application providers, who include systems integrators, original equipment manufacturers and independent software vendors, provide network systems, applications and a broad range of value-added services to telecommunications operators and enterprises. These offerings include interactive voice response systems, customer self-service and contact center solutions, signaling and media services, conferencing over Public Switched Telephone Network ("PSTN"), IP and mobile networks, unified communications, multimedia messaging, short message systems, call personalization applications, mobile video applications and services, and content-based applications like ringback tones. These offerings enable telecommunications operators and enterprises to rapidly deploy premium services for their customers.

        Network equipment and application providers operate in a market dictated largely by rapid changes in technologies and customer requirements. Key challenges they face include:

  •
  Delivering products quickly and cost-efficiently.  Network equipment and application providers are under continuous pressure to reduce the costs and implementation times of product installations. In order to accomplish this, they must build on highly efficient tools and platforms and more frequently seek to customize existing applications and systems to their specific needs.

  •
  Accessing leading-edge technologies and applications.  In order to help their customers gain a competitive advantage, network equipment and application providers need access to leading-edge enabling technologies and applications, which can be deployed quickly and easily in their own markets. Experience gained in emerging and innovative markets is often highly leveragable into mature or more traditional markets.

Our Solutions

        We believe our products and services provide solutions that address the needs of telecommunications operators, network equipment providers and application providers.

  NMS Communications Division

        Our NMS Communications division offerings address a wide range of our customers' needs as they seek to develop and deploy enhanced voice and data services and applications, and improve the quality and efficiency of communications networks. We believe that our offerings provide one or more of the following benefits to our customers:

         Speed time to market for network equipment and application providers.    Network equipment and application providers leverage our offerings to provide lower cost, higher quality telecommunications systems more quickly to meet the demands of their service provider and enterprise customers. Our offerings are designed for flexibility in various development and network environments, utilizing open interfaces and industry standards. We believe that with our offerings, our network equipment and application provider customers are able to reduce product lifecycle costs, increase competitive value and remain focused on their core competencies and technologies.

         Enable cost-effective and timely deployment of communications applications and services.    Our media servers and system building block boards and software provide a comprehensive set of enabling technologies for developing and deploying next-generation applications.

         Provide flexible, interoperable, scalable and low cost of ownership solutions.    Our products are designed to provide maximum flexibility in designing and upgrading applications, by utilizing open interfaces, industry standards and network flexibility for PSTN, signaling system 7 ("SS7"), IP and IP multimedia subsystem ("IMS") based networks. Our products are also highly scalable and can address needs ranging from a handful of users to millions of subscribers. Additionally, our servers, building block boards and applications leverage mass-market components and custom silicon, with the objective of price/performance leadership. Our products have lower acquisition costs than many competitive products, are space-efficient, consume minimal power, and integrate with operators' existing network infrastructures, resulting in low cost of ownership.

  LiveWire Mobile Division

        Our LiveWire Mobile division offerings enable cutting-edge personalization services, such as ringback tones, for mobile operators.

        Our LiveWire Mobile division delivers end-to-end subscriber personalization solutions that integrate with existing operator networks and deliver music content, subscriber profiles and preference capabilities used by service providers for revenue producing services such as ringback tones. We sell these solutions both as a bundled product and services (including installation, maintenance support and training) purchase (which we refer to as a "cap-ex" arrangement) and also as a recurring managed service.

Products and Services

  NMS Communications Division Products

        Our NMS Communications division offers a comprehensive line of products and services that enable our partners to more quickly and efficiently develop and deploy enhanced voice, video and data value added services and applications in wireline and wireless networks and enterprises. These products encompass core enabling technologies, provided by our Open Access family; servers and application platforms, offered within our Vision family; application components, which deliver largely-complete pre-developed applications for selected mobile video applications and Voice Quality Systems ("VQS").

         Open Access.    Open Access is a family of boards and software that enable developers to create innovative and profitable voice, video and data applications. The Open Access products are open, scalable, high-density building blocks that give developers the processing power and capacity needed to rapidly develop an ever-increasing array of current and next-generation capabilities such as live, streaming two-way video, speech-enabled call centers, VoIP conferencing, voice and video SMS and prepaid call processing. Open Access products are flexible, supporting a variety of networks including time division multiplexing, IP and 3G, enabling developers to meet the needs of large carrier-grade networks and IMS technologies.

        Open Access products include: software-based or printed-circuit board-based media processing that offers a variety of video, voice and data services; network signaling boards and software to handle a variety of signal protocols such as session initiation protocol, integrated services digital network/channel associated signaling and SS7, so operators can scale their services to meet growing demand; and a powerful, flexible development environment that enables users to develop custom applications using one set of unified tools. Board based products are available in a variety of form factors, including peripheral component interconnect ("PCI"), PCI express, compact PCI, and advanced telecommunications architecture.

         Vision Family.    The Vision family of media servers and gateways is a broad line of application-optimized communication servers designed to help OEMs and application providers rapidly develop and deploy converged multimedia applications for 2G and 3G wireless, VoIP, fixed-mobile convergence networks. Vision provides the broadest and most capable set of off-the-shelf, system-level media solutions for creating a broad range of converged multimedia applications including ringback, prepaid calling, network conferencing, mobile centrex and video-enabled applications. All Vision products are IMS-ready (IP Multimedia Subsystem, the emerging generation of carrier network infrastructure) and SIP-enabled, providing a future safe way to create applications that will last.

         Application Components.    In conjunction with our development partners, we offer selected partner-developed pre-programmed mobile video applications created by our development partners for sale through local system integrators and OEM partners. These pre-created "application components" provide largely complete application frameworks that can be quickly customized for a particular carrier or OEM's need, designed to provide absolutely the fastest time to market. Solutions are integrated with all required NMS Communications third party products, and are ready for deployment.

         Voice Quality Systems.    The VQS product line is built on technology that we acquired from Lucent Technologies, Inc. in 2005. These products incorporate electrical echo cancellation and acoustic echo control technology to reduce or eliminate the echo inherent in long distance, wireless and VoIP networks. Prior to 2007, VQS consisted of both chip-level product sales to network equipment manufacturers and system-level product sales sold to network operators. Since 2007, the product line has consisted primarily of chip-level sales to network equipment manufacturers, although we realize revenues from maintenance services and upgrades sales to network operators.

  LiveWire Mobile Division Products

        Mobile network operators add LiveWire Mobile applications and services to drive subscriptions, content consumption and advertising revenue, thereby growing ARPU, reducing turnover, and growing their revenue.

         MyCaller Ringback Platform.    MyCaller allows mobile subscribers to select original recordings of popular or other commercial music, sounds and voices for callers to hear in place of the conventional ringback ("ring, ring") tone until the call is answered. MyCaller runs on an open, scalable, ready-to-deploy service delivery system that makes it possible for mobile operators worldwide to offer multiple services, including market-specific and content-based, on the same system.

        In 2006, we acquired Openera Technologies Inc. ("Openera"). Openera has developed a set of client handset applications aimed at IMS and peer-to-peer communications services. These applications include peer-to-peer video, active phonebook, and location-based services. We believe this set of applications complements our existing application offerings. We did not recognize any revenues from such products in 2007, but anticipate revenue in 2008.

  NMS Communications Division and LiveWire Mobile Division Services

        We offer a complete range of technical and professional services to support our customers throughout the product lifecycle including planning and design, evaluation, development, deployment and maintenance. Our service offerings span basic customer service and support to advanced architecture and system design, custom programming, installation and support, based on the needs of our customers. Service resources are distributed worldwide in our facilities to provide fast and accurate response to customer needs. Our services include:

  •
  installation and commissioning;

  •
  maintenance;

  •
  training;

  •
  custom services and consulting; and

  •
  managed services (LiveWire Mobile division only).

Growth Strategy

  NMS Communications Division

        Our NMS Communications division's primary focus is on mobility and next generation video-enabled services. Our strategies for growth include the following elements:

  •
  Provide our customers high value offerings that enable them to get their services to market quickly and cost effectively.

  •
  Focus on growing market niches, where we can create a sustainable leadership position.

  •
  Leverage our leadership in media processing, networks and mobile applications, our "best partner" practices and our supply chain expertise.

  LiveWire Mobile Division

        Our LiveWire Mobile division's strategies for growth include the following elements:

  •
  Provide our mobile operator customers with high-value offerings that enable them to get services to market quickly, grow revenue and increase profitability.

  •
  Focus on the growing market opportunity of ringback and personalization services.

  •
  Create a predictable, sustainable and growing revenue stream that captures an increasing percentage of revenue generated from our target market.

  •
  Leverage our global leadership in ringback services to build new and expanded relationships with leading mobile operators.

  •
  Develop cutting-edge products that will expand our breadth of mobile personalization offerings.

  •
  Bring best-in-class managed service programs for deployment, operations, and marketing to the mobile personalization marketplace.

Business Segments and Geographic Information

        We operate in two business segments: the NMS Communications division and the LiveWire Mobile division. For the years ended December 31, 2007, 2006 and 2005, 60%, 58% and 62%, respectively, of our total revenues were derived from operations outside North America and South America, collectively, of which 35%, 31% and 40% of overall revenues, respectively, were derived from Asia and 25%, 27% and 22% of overall revenues, respectively, were derived from Europe, Middle East and Africa, collectively. For more segment and geographic information, including revenue by segment and geographic area, operating income (loss) from continuing operations by segment for each of the three last fiscal years, and long-lived assets by segment and geographic area for each of the two last fiscal years, see our consolidated financial statements included in this annual report on Form 10-K, including Note 17 "Segment and Geographic Information."

Customers

        We sell our products and services through our direct sales force and through channel partners, which include value-added resellers, distributors, systems integrators and network equipment providers. For the years ended December 31, 2007, one customer represented 10% of our revenues. For the years ended December 31, 2006 and 2005, one customer represented 15% and 24%, respectively, of our total revenues. At December 31, 2007, we did not have a significant backlog of unfilled orders. The table below sets forth a representative list of significant customers by division:

NMS Communications Division	LiveWire Mobile Division
Alcatel-Lucent	Cricket Communications, Inc.
Avaya	Ericsson AB
Cisco Systems, Inc.	Nokia-Siemens Networks
Comverse Technology, Inc.	Virgin Mobile USA, Inc.
HCOM Pte. Ltd.	Vodafone
Huawei Technologies Co., Ltd.

Sales and Marketing

        We sell our products on a direct basis as well as through channel partners, which include value-added resellers, distributors, systems integrators and network equipment providers, to telecommunications operators and application providers. As of December 31, 2007, our sales and marketing organization consisted of 86 employees in 12 offices worldwide, including 35 employees in Asia, 32 employees in North America and 19 employees in Europe. A portion of our direct sales force has been focused on selling our NMS Communications division products to network equipment and application providers. Another segment of our direct sales force is focused on selling LiveWire Mobile applications and related managed services to network operators. Prior to the sale of the NI division on December 21, 2007, a portion of our direct sales force was focused on selling our wireless backhaul optimization products to network operators.

        At the same time, we have recruited additional channel partners to expand the reach and improve coverage for our products and to enhance geographic coverage for our mobile applications offerings. In addition to performing sales and some level of marketing support, these channel partners provide all or some of the following: pre- and post-sales support, systems integration, and fulfillment and credit services. For the year ended December 31, 2007, 51% of our total revenues were generated by direct sales, and 49% was derived through channel partners. Our marketing strategy consists of three primary methods to increase awareness and create demand for our offerings: public and analyst relations, direct marketing and trade show events. Our public relations efforts are focused on communications industry-related and general business media relationships, which increase general awareness of our business and products, and on industry analysts who can act as independent references and provide opinions on our technologies. With our direct marketing effort, we target specific audiences with a variety of promotional materials consisting of mostly web-based communications. We also participate in selected industry trade shows around the world.

Manufacturing

        We utilize third-party contract manufacturing partners to assemble, test and ship all of our hardware product offerings. Through a supply agreement, we outsource the manufacturing and order fulfillment of all printed circuit board products and subassemblies to Plexus Corporation ("Plexus"), a provider of advanced electronics design, testing and manufacturing services. Arrow Electronics, Inc., a provider of manufacturing services, manufactures our Vision family and LiveWire Mobile products.

        We seek to use industry-standard components for our products. Many of these components are generally available from multiple suppliers. We also rely on sole source suppliers for certain custom integrated circuits and other devices that are components of one or more of our products. In particular, Texas Instruments, Inc. is our sole source for the digital signal processors ("DSPs") used in many of our products. In addition, Agere Systems, Inc. ("Agere") is a sole supplier for certain integrated circuits used in our products. Although we believe we could develop other sources for each of these custom devices, the process to qualify new suppliers could take several months. The manufacturing processes for our products are designed to comply with Federal Communications Commission, Canadian Standards Association and Underwriters Laboratories safety requirements, and to IPC-610 standards of assembly workmanship. Additionally, we maintain a formal product-specific structure for all required international regulatory and compliance testing. Consistent with our commitment to provide the highest quality products and services to our customers, in 2002 and 2005 we received ISO 9001:2000 certification. This certification includes all design and development activities. In 2005, we also received ISO 14001 certification. With the exception of our VQS products, our products are ROHS 5/6 compliant.

Research and Product Development

        We believe that the extension and enhancement of existing products, the development of new products and the development of open technologies, are critical to our future success. Therefore, we undertake direct research and development, engage in joint product development with selected partners and participate in the development of industry standards where appropriate. Our research and development activities consist of the design, development, testing and enhancement of our products. During the years ended December 31, 2007, 2006 and 2005, we spent $18.2 million, $21.8 million and $22.0 million, or 22%, 23%, and 20%, respectively, of our revenue on research and development. As of December 31, 2007, our current product development is conducted by 148 employees located at our headquarters in Framingham, Massachusetts, and at our offices in, Schaumburg, Illinois, St.-Hubert, Quebec and Bangalore, India.

Intellectual Property

        Our success depends in part on proprietary technology and know-how. We rely primarily on a combination of trade secret and copyright laws and restrictions on access to protect our trade secrets and proprietary rights. We hold 34 issued patents and have filed an additional 17 patent applications. We distribute our software products under license agreements, which grant customers a non-exclusive license to use the software and contain certain terms and conditions prohibiting its unauthorized reproduction or transfer. We enter into confidentiality agreements with our suppliers and customers when we disclose proprietary information to them. In addition, we enter into confidentiality agreements and assignment of invention agreements with our employees and consultants. Despite these precautions, unauthorized third parties may copy aspects of our products or obtain information that we regard as proprietary. We believe that our products and technology do not infringe on any existing proprietary rights of others.

        We depend on development, supply, marketing, licensing and other relationships with companies for complementary technologies necessary for us to offer a broad range of products. These relationships are generally non-exclusive and run for a finite term.

        We believe that, due to the rapid pace of innovation within the industry in which we participate, factors such as the technological and creative skills of our personnel, and ongoing reliable product maintenance and support, are more important in establishing and maintaining a leadership position within the industry than are the legal protections for technologies conferred by intellectual property laws.

Competition

        Competition in the markets that we target for our products is intense and diverse. There is always the potential for new competitors to enter the markets we serve in the future. A significant number of our target customers, both telecommunications operators and network equipment and application providers, currently use in-house development to provide products and solutions similar to our offerings. While we must compete against these companies' in-house efforts, we believe that a trend towards outsourcing this type of development will continue to broaden our market opportunity. We also believe that the key competitive differentiators in these markets include product quality and functionality, ease-of-use, integration capabilities, price performance, cost of ownership, speed of deployment, technical support and integration and professional services. Current third party competitors for our product areas include:

  NMS Communications Division

        Open Access and Vision Family—AudioCodes Ltd., Dialogic Corporation, Hewlett Packard, Inc.

  LiveWire Mobile Division

        MyCaller Ringback Platform—Huawei Technologies Co., Ltd., Comverse Technology, Inc., WiderThan Co., Ltd. (acquired by Real Networks, Inc.)

Employees

        As of December 31, 2007, we had 347 full-time employees, consisting of 148 in research and development, 63 in sales, 61 in administration and finance, 37 in services, 23 in marketing and business development and 15 in operations. None of our employees are represented by a labor union. We have never experienced a work stoppage and consider our relations with our employees to be good.

Discontinued Operations

        On December 21, 2007, we entered into an Asset Purchase Agreement (the "Agreement") with Verso, dated December 20, 2007, to sell our NI division to Verso (the "Transaction"). The closing of the Transaction occurred on December 21, 2007 (the "Closing Date"). Under the terms of the Agreement, we sold the NI division and certain assets and liabilities of the NI division for consideration of $850,000 of cash and 5,374,033 shares of Verso common stock. The Agreement contains customary representations, warranties, covenants and agreements of the Company and Verso and the terms of the Transaction provide registration rights of the Company with respect to the Verso common stock issued in the Transaction. We recorded a gain of $1.6 million (net of income tax expense of $6 thousand) upon the sale of the NI division in the fourth quarter of 2007. The operating results of the NI division have been reclassified as a discontinued operation in the accompanying consolidated financial statements for all historical reporting periods.

Additional Information

        We were incorporated in Delaware in 1983. Our common stock has been publicly traded since our initial public offering in 1994. Our principal executive offices are located at 100 Crossing Boulevard, Framingham, Massachusetts, 01702, and our main telephone number is 508-271-1000. We maintain a website with the address www.nmss.com. We are not including the information contained on our website as a part of, or incorporating it by reference into, this annual report on Form 10-K. We make available, free of charge through our website, our proxy statements, registration statements, annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(d) or 15(d) at the Securities and Exchange Act of 1934, as amended, as soon as reasonably practicable after we electronically file such material with, or furnish such material to, the Securities and Exchange Commission ("SEC"). Our SEC filings are also available over the Internet at the SEC's website at www.sec.gov. You may also read and copy any document we file by visiting the SEC's public reference room in Washington, D.C. at 100 F Street NE, Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information about the public reference room.

ITEM 1A.    RISK FACTORS

        The risks presented below may not be all of the risks that we may face. These are the factors that we believe could cause actual results to be different from expected and historical results. Other sections of this report include additional factors that could have an effect on our business and financial performance. The industry in which we compete is very competitive and changes rapidly. Sometimes new risks emerge, and management may not be able to predict all of them, or be able to predict how they may cause actual results to be different from those contained in any forward-looking statements. You should not rely upon forward-looking statements as a prediction of future results.

We experienced losses in 2007 and 2006. We are not assured of profitability.

        We experienced losses in 2007 and 2006. Past operating losses have adversely affected our working capital, total assets and stockholders' equity. Our current operating plan for 2008 has established a cost structure, that the goal of which, based on expected revenue, will contribute to our profitability. If revenues do not improve, or if expenses are greater than we anticipate, we may continue to experience losses, which could cause us to take actions to reduce operating costs.

Our operating results fluctuate and are difficult to predict, which could cause our stock price to decline.

        Our revenues and net income, if any, in any particular period may be lower than revenues and net income, if any, in a preceding or comparable period. Factors contributing to fluctuations, some of which are beyond our control, include:

  •
  fluctuations in our customers' businesses;

  •
  demand for our customers' products that incorporate our products;

  •
  timing and market acceptance of new products or enhancements introduced by us or our competitors;

  •
  availability of components from our suppliers and the manufacturing capacity of our subcontractors;

  •
  timing and level of expenditures for sales, marketing and product development;

  •
  changes in the prices of our products or of our competitors' products; and

  •
  general industry trends.

        In addition, we have historically operated with no significant backlog and a customer order pattern that is skewed toward the later weeks of the quarter. Any significant deferral of orders for our products would cause a shortfall in revenues for the quarter. If our quarterly revenue or operating results fall below the expectations of investors or public market analysts, our common stock price may decline substantially.

        Higher average selling prices and installation obligations for our products stemming from our offering of systems may result in sharper fluctuations in our financial results in any particular quarter as the delay of any given sale or installation will have a greater impact on our revenues from period to period. We may receive one or more large orders in one quarter from a customer and then receive no orders from that customer in the next quarter. As a result, our revenues may vary significantly from quarter to quarter.

Our growth strategy for our LiveWire Mobile division strategy relies on managed services offerings that may not generate revenues and may negatively affect our financial performance.

        The growth strategy of our LiveWire Mobile division relies on transitioning from a product and services sell-through model to one by which revenue is derived from recurring monthly subscription and content fees from customers of our managed service offering. In the managed services model, we receive payment from our customers based on subscriber counts and subscriber usage of our solutions. This business model may prove to be unsuccessful, adversely affecting our revenue streams. If we cannot achieve expected revenue streams, we will likely need to accelerate the depreciation of assets capitalized for managed services, further negatively affecting our financial performance.

The markets we target may not develop in the manner or at the growth rate that we anticipate, which could limit our future revenues.

        Our focus is on delivering or enabling mobile applications, particularly in the areas of next-generation voice messaging and video. Although we expect growth in these areas, they are at times characterized by rapid technological change. As a result of these uncertainties, we may fail to generate demand for our products at the levels we anticipate, which could limit our future revenues and harm our business.

We have launched significant initiatives involving new markets, products and sales and marketing strategies. We may not be successful with these initiatives, which could result in reduced revenues and/or increased expenses.

        Historically, our direct sales force has been focused on selling systems building blocks offered by our NMS Communications division to network equipment and application providers. Over the past four years, we have evolved to selling more complex system-level products and applications to telecommunications operators and network equipment and application providers. At the same time, we have recruited additional channel partners to expand the reach and improve coverage for all of our product lines. In addition to performing sales and some level of marketing support, these channel partners provide all or some of the following: pre- and post-sales support, systems integration, and fulfillment and credit services. These system level product sales and application product sales are more complex and have longer sales cycle. In order to succeed in this initiative, we must be successful in selling to our customers' laboratories for evaluation and field trial, to their purchasing decision-makers, to their new services decision-makers, and to the appropriate network operations staff in order to achieve customer acceptance of our systems products. Repeated customer acceptance is required to achieve market acceptance of our systems offerings. There can be no assurance that we will be successful at implementing our initiatives, and if we fail, our revenues could be reduced and/or our expenses increased. Our channel partners may not perform as agreed or expected. There can be no assurance that this model will be successful. Additionally, both our NMS Communications division and our LiveWire Mobile division have recently adopted a managed services offering pursuant to which our revenue is a portion of the revenue achieved by our customers. There can be no assurance that this model will be successful.

We are dependent on channel partners to sell a substantial portion of our revenues and on other third parties to perform other functions important to our business.

        In concert with our greater emphasis on systems offerings, we shifted the primary sales method of our systems building blocks to indirect sales through channel partners. These channel partners are companies in the business of reselling communications products like those we produce to application developers, systems integrators and others. In the past, we have sold the vast majority of these products directly with our own sales force. As a result, we are increasingly reliant on the effectiveness of channel partners' sales, marketing, and distribution capabilities to generate and fulfill demand for our products. For the year ended December 31, 2007, 49% of our revenues were attributable to channel partners.

        We are also increasingly reliant on strategic alliances with hardware, software, technology, application, and content and system integration partners to bring our offerings to market and to reach targeted customers.

        Similarly, we permit and train certain channel partners to provide first line maintenance and technical support of our systems building blocks products to external customers. Therefore, we are increasingly reliant on these channel partners to maintain the quality of our systems building blocks products and to provide timely and effective technical support to a segment of our customer base. Moreover, we do not control the amount of resources that these channel partners commit to marketing our products or products incorporating our technologies or performing these other functions. If they do not commit sufficient resources to these activities, our revenues could suffer.

Our revenue growth depends significantly on the timely development and launch of new products, product enhancements and new services, and we cannot be sure that our new products and services will gain wide market acceptance.

        The telecommunications industry is characterized by rapid technological change, which requires continual development and introduction of new products, product enhancements and services that respond to evolving market needs and industry standards on a timely and cost-effective basis. Successfully developing new products and services requires us to accurately anticipate technological evolution in the communications industry as well as the technical and design needs of our customers. In addition, the development and launch of new products requires significant commitments of capital and personnel well in advance of when they can be expected to result in revenue. We are continuing to invest significant research and development resources into new product and service categories, including voice applications, IP infrastructure, managed services and supporting technologies. The market acceptance and commercial viability of these new product and service categories have not been proven. Failure to successfully update and enhance current products and to develop and launch new products would harm our business.

        We have experienced, and may in the future experience, delays in developing and releasing new products and product enhancements. These delays have led to, and may in the future lead to, delayed sales, increased expenses and lower quarterly revenues than anticipated. Our failure to timely introduce a new product or product enhancement could harm our reputation with our customers or reduce demand for that product.

The markets we serve are highly competitive, and we may be unable to compete effectively, which could adversely affect demand for our products.

        There are numerous companies currently marketing products that compete directly with our products. Moreover, our competitors and customers may be able to develop products and services that are superior to our products and services that achieve greater customer acceptance or that have significantly improved functionality as compared to our existing and future products and services. Moreover, many of our competitors have significantly greater financial resources than we do and therefore are better able to invest in the research and development activities necessary to bring innovative new products to market. By focusing all of their efforts on a specific niche of the market, some of our competitors may succeed in introducing products that change the competitive dynamic in that market niche and adversely affect demand for our products. Certain of our competitors may be able to negotiate alliances with strategic partners on more favorable terms than we are able to negotiate. Many of our competitors have well-established relationships with our existing and prospective customers, including those on which we have focused significant sales and marketing efforts. These competitive factors could render one or more of our products obsolete, which would adversely affect our revenues.

Internal development efforts by our customers may adversely affect demand for our products.

        Many of our customers, including network equipment and application providers on which we focus a significant portion of our sales and marketing efforts, have the technical and financial ability to design and produce components replicating or improving on the functionality of most of our products. These organizations often consider in-house development of technologies and products as an alternative to doing business with us. We cannot be certain that these customers will resolve the make vs. buy decisions in favor of working with us, rather than attempting to develop similar technology and products internally or obtaining them through acquisition. If our customers choose to produce internally rather than purchase from us, it will decrease the size of the market for our products.

Offering to sell system-level products that compete with the products manufactured by our customers could negatively affect our business.

        We have broadened our product offerings from systems building blocks to subsystems and platforms, as well as full systems. These products could compete with products offered by some of our customers. These customers could decide to decrease purchases from us because of this competition. This could result in a material adverse effect on our results of operations.

Our products typically have long sales cycles, causing us to expend significant resources before achieving agreements, "design wins" or "successful trials" and ultimately recognizing revenue.

        The length of our sales cycle typically ranges from six to eighteen months and varies substantially from customer to customer. Prospective customers generally must commit significant resources to test and evaluate our products and integrate them into their operating environment or product offering. This evaluation period is often prolonged due to delays associated with approval processes that typically accompany the design and testing of new communications equipment by our customers. In addition, the rapidly emerging and evolving nature of the markets in which our customers and we compete may cause prospective customers to delay their purchase decisions as they evaluate new technologies and develop and implement new systems. During the period in which our customers are evaluating whether to place an order with us, we often incur substantial sales and marketing expenses, without any assurance of future orders or their timing. Even after we achieve an agreement, "design win" or "successful trial" and our product is expected to be utilized in a product or service offering being developed by our customer, the timing of the development, introduction and implementation of the product is controlled by, and can vary significantly with the needs of our customers and may exceed several months. This complicates our planning processes and reduces the predictability of our revenues. If sales forecasted from a specific customer for a particular quarter are not realized in that quarter, we may fail to achieve our revenue goals.

We recently acquired a business and may acquire businesses or technologies in the future and we may be unable to integrate our new business, or businesses we acquire in the future, with our business.

        On March 17, 2008, LiveWire Mobile acquired Groove Mobile. The process of integrating Groove Mobile's business into the business of our wholly-owned subsidiary may absorb significant management attention, produce unforeseen operating difficulties and expenditures and may not produce the favorable business and market opportunities the acquisition was intended to provide. If we are presented with appropriate opportunities, we may acquire other businesses or technologies. We may not be able to identify, negotiate, or finance any future acquisition successfully. If we engage in an acquisition transaction, the process of integration may produce unforeseen operating difficulties and expenditures and may absorb significant attention of our management that would otherwise be available for the ongoing development of our business. If we make future acquisitions, we may issue shares of stock that dilute other stockholders, incur debt, assume contingent liabilities, or create additional expenses related to amortizing intangible assets, any of which might harm our financial results and cause our stock price to decline. Any financing that we might need for future acquisitions may only be available to us on terms that restrict our business or that impose on us costs that reduce our net income.

We rely on third parties to assemble, and in certain cases, to ship, distribute and install our products. Failures or delays by such parties in executing their responsibilities could subject us to product shortages or quality assurance problems, which, in turn, could lead to an increase in the cost of manufacturing or assembling our products.

        We do not have in-house manufacturing capabilities and currently rely on third-party contract manufacturers to assemble our systems building blocks and systems. Our manufacturing requirements are primarily fulfilled by Plexus. In addition, Plexus ships some of our products directly to our customers from its fabrication facility. Our supply agreement with Plexus expires in October 2008 but automatically extends for consecutive one-year periods unless either party gives notice 120 days prior to the expiration date of the then-current term. We cannot be certain Plexus will not give us notice to terminate this supply agreement. We also rely on other third parties to provide distribution and installation services. This reliance could subject us to product shortages or quality assurance problems, which, in turn, could lead to an increase in the cost of manufacturing or assembling our products. Any problems that occur and persist in connection with the manufacture, delivery, quality or cost of the assembly of our products could affect our ability to ship product and recognize revenue and harm our relationship with our customers.

We depend on sole source suppliers for certain components used in our products; any interruption in our supplies could affect our ability to deliver products to our customers and record associated revenue.

        We rely on vendors to supply components for our products, and we rely on sole source suppliers for certain custom integrated circuits and other devices that are components of one or more of our products. In particular, Texas Instruments is our sole source for the DSPs used in many of our products and customarily requires order lead times of 12 to 14 weeks or more to ensure delivery in desired quantities. In addition, Agere is a sole source supplier for certain integrated circuit components used in many of our products and customarily requires order lead times of 13 weeks or more. Neither Texas Instruments nor Agere is under a contractual obligation to supply us with our needs for these devices. An interruption in supply from or a termination of the relationship with either Texas Instruments or Agere would disrupt production, thereby adversely affecting our ability to deliver products to our customers and record associated revenues. Converting to an alternative source for key components could require a large investment in capital and manpower resources and might cause significant delays in introducing replacement products. Although we believe we could identify alternative sources for all of our components, the process to qualify our suppliers could take several months, and any interruption in our supplies could affect our ability to deliver products to our customers and record associated revenue. Additionally, our agreement with Plexus specifies that if Plexus' inventory related to manufacture of our products is not turned eight times per year, we are required to purchase enough inventory to bring Plexus up to eight turns. This is assessed on a quarterly basis.

We do not obtain binding purchase commitments from our customers and rely on projections prepared by our customers and channel partners in assessing future demand for our products.

        Our purchase agreements, pursuant to which we sell products, do not require our customers or channel partners to purchase any minimum number of products. Therefore, there can be no assurance that these agreements will result in purchase orders for our products. After we begin receiving initial orders for a product from a customer, we rely heavily on the customer's projections as to future needs for our product, without having any binding commitment from the customer as to future orders. Because our expenses are based on forecasting of future orders, a substantial reduction or delay in orders for our products from our customers could negatively impact our operating results.

We may be unable to attract and retain management or key personnel we need to succeed.

        The loss of any of our senior management or key technical, sales or marketing personnel, particularly if lost to competitors, could harm our business. Our future success will depend in large part on our ability to attract, retain and motivate highly skilled employees.

We may not be able to adequately protect our intellectual property, which may facilitate the development of competing products by others.

        We rely on a combination of trade secret and copyright laws, restrictions on disclosure, and patents to protect our intellectual property rights. Despite our efforts to protect our proprietary rights, third parties may copy or otherwise obtain and use our products or technology. The laws of some foreign countries do not protect our proprietary rights to as great an extent as the laws of the United States. If we fail to adequately protect our intellectual property rights, it will be easier for our competitors to sell competing products.

Our products may infringe on the intellectual property rights of third parties, which may result in lawsuits and prohibit us from selling our products.

        There is a risk that third parties have filed or will file applications for, or have received or will receive, patents or obtain additional intellectual property rights relating to materials or processes that we use or propose to use. As a result, from time to time, third parties may assert patent or other intellectual property rights to technologies that are used in our products or are otherwise important to us. In addition, third parties may assert claims or initiate litigation against us or our manufacturers, suppliers or customers with respect to existing or future products or other proprietary rights. We generally undertake to indemnify our customers against intellectual property infringement claims asserted against them with respect to the products we sell to them. Any claims against us or customers that we indemnify against intellectual property claims, with or without merit, may be time-consuming, result in costly litigation and diversion of technical and management personnel, or require us to develop non-infringing technology. If a claim is successful, we may be required to obtain a license from the parties claiming the infringement. If we are unable to obtain a license, we may be unable to market our affected products. Limitations on our ability to market our products and delays and costs associated with monetary damages and redesigns in compliance with an adverse judgment or settlement could harm our business.

Defects in our products or problems arising from the use of our products together with other vendors' products may result in lost revenues or customer relationships and could be detrimental to our reputation.

        Products as complex as ours may contain known or undetected errors or performance problems. Defects are frequently found during the period immediately following introduction and initial implementation of new products or enhancements to existing products. Although we attempt to resolve errors before implementation, our products are not error-free. These errors or performance problems could result in lost revenues or customer relationships and could be detrimental to our business and reputation generally. Additionally, reduced market acceptance of our services due to errors or defects in our technology would harm our business by reducing our revenues and damaging our reputation. In some of our contracts, we have agreed to indemnify our customers against certain liabilities arising from defects in our products. In addition, our customers generally use our products together with their own products and products from other vendors. As a result, when a problem occurs in the network, it may be difficult to identify the source of the problem. These problems may cause us to incur significant warranty and repair costs, divert the attention of our engineering personnel from our product development efforts, and cause significant customer relations problems. To date, defects in our products or those of other vendors' products with which ours are used by our customers have not had a material negative effect on our business. However, we cannot be certain that a material negative effect will not occur in the future.

Because we derive a significant portion of our revenues from international sales, our business could be adversely affected by downturns in economic conditions in countries outside North and South America, collectively, and other risks associated with international operations.

        Sales to customers outside North America and South America, collectively, accounted for approximately 60% of our revenues for the year ended December 31, 2007, and we believe a material portion of our domestic sales results in the use of our products outside North America. Because of our dependence upon international sales, we are subject to a number of risks, including volatility in currency exchange rates, political and economic instability in other countries, the imposition of trade and tariff regulations by foreign governments and the difficulties in managing operations across disparate geographic areas. These or other factors may limit our ability to sell our products in other countries, which could result in lost revenues and negatively impact our financial condition.

Future regulation or legislation could restrict our business or increase our costs.

        We are unable to predict the impact, if any, that future legislation, legal decisions or regulations relating to our target markets may have on our business, financial condition and results of operations. Regulation may focus on, among other things, assessing access or settlement charges, imposing tariffs or regulations based on the characteristics and quality of products and services, or environmental concerns, any of which could restrict our business or increase our cost of doing business.

Anti-takeover provisions in Delaware law and our corporate documents may affect the value of our common stock.

        Provisions of Delaware law and our corporate documents may make it difficult and expensive for a third party to remove our board of directors or management or to acquire us. For example, our certificate of incorporation provides for the election of members to our board of directors for staggered three-year terms and we have adopted a shareholder rights plan. The existence of these anti-takeover provisions may substantially impede the ability of a third party to acquire control of us or accumulate large blocks of our common stock, which may adversely affect our stock price.

ITEM 1B.    UNRESOLVED STAFF COMMENTS

        None.

ITEM 2.    PROPERTIES

        We lease two facilities totaling approximately 145,000 square feet for our corporate headquarters in Framingham, Massachusetts. The leases on these facilities expire in May 2012. We sublease approximately 46,000 square feet of our corporate headquarters in Framingham Massachusetts to several third parties. We previously used the subleased office space as supplementary conference, training and corporate office space. The subleases on these facilities expire in May 2012. We also lease approximately 30,000 square feet for our LiveWire Mobile, Inc. headquarters in Littleton, Massachusetts.

        We lease facilities in Bangalore, India (primarily used for our research and development activities), St. Hubert, Quebec (used in connection with our NMS Communications division), and Schaumburg, Illinois, in which we conduct design and engineering operations. We also lease a facility in Reading, United Kingdom that serves as our European sales and service headquarters. In addition, we have short-term leases for nine sales offices throughout North America, Europe and Asia.

        We believe our facilities are adequate for our current needs and that we will be able to secure suitable space as needed in the future on commercially reasonable terms. Unless specified otherwise our facilities are used across all our business segments.

ITEM 3.    LEGAL PROCEEDINGS

        From time to time, we are a party to various legal proceedings incidental to our business. However, we have no material legal proceedings currently pending.

ITEM 4.    SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS

        None during the fourth quarter of 2007.

 PART II

ITEM 5.    MARKET FOR REGISTRANT'S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

Price Range of Common Stock

        Our common stock is quoted on The NASDAQ Global Market under the symbol "NMSS." Prior to July 1, 2006, our common stock traded on the NASDAQ National Market. The table below shows the high and low sale prices per share of our common stock, as reported on The NASDAQ Global Market, or the NASDAQ National Market, as applicable, for the periods indicated.

Year Ended December 31, 2006	High	Low
First Quarter	$4.19	$3.32
Second Quarter	5.00	3.35
Third Quarter	3.72	2.20
Fourth Quarter	2.89	1.65

Year Ended December 31, 2007	High	Low
First Quarter	$2.21	$1.63
Second Quarter	1.95	1.64
Third Quarter	1.83	1.23
Fourth Quarter	1.71	1.32

        As of March 24, 2008, we had approximately 192 stockholders of record of our common stock.

Dividend Policy

        We have never declared or paid any dividends on our common stock. We do not anticipate paying any cash dividends in the foreseeable future. We currently intend to retain future earnings to fund the development and growth of our business.

Comparison of Cumulative Stockholder Return

        The following performance graph assumes an investment of $100 on December 31, 2002 and compares the change to December 31, 2007 in the market price of the Common Stock with a broad market index (S&P 500) and an industry index (S&P Communications Equipment). The Company paid no dividends during the periods shown. The performance of the indices is shown on a total return (dividend reinvestment basis). The graph lines merely connect the prices on the dates indicated and do not reflect fluctuations between those dates.

COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
AMONG NMS COMMUNICATIONS CORP.,
S&P 500 INDEX AND S&P GROUP INDEX

ASSUMES $100 INVESTED ON DEC. 31, 2002
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING DEC. 31, 2007

	Cumulative Total Return ($)
	12/02	12/03	12/04	12/05	12/06	12/07
NMS COMMUNICATIONS CORP	100.00	325.00	328.65	181.77	106.77	84.38
S&P 500 INDEX	100.00	128.68	142.69	149.70	173.34	182.87
S&P COMMUNICATIONS EQUIPMENT	100.00	166.11	171.12	174.75	201.83	205.97

        THE COMPARISON OF CUMULATIVE TOTAL STOCKHOLDER RETURN ABOVE SHALL NOT BE DEEMED "SOLICITING MATERIAL" OR INCORPORATED BY REFERENCE INTO ANY OF THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

Issuance of Unregistered Securities

        We acquired Inno Media Logic Company (IML) of St.-Hubert, Quebec in July 2000 (the "Closing") for a combination of cash and stock. At the time of the Closing, we and our wholly-owned Canadian subsidiaries issued to the stockholders of IML 982,296 shares of our common stock. In addition, the stockholders of IML had the right to exchange an additional 1,653,004 shares of our common stock that were not exchanged at the Closing. For the year ended December 31, 2007, we issued 177,534 shares of our common stock in exchange for such exchangeable shares. As of December 31, 2007, an aggregate of 1,555,034 shares of our common stock had been issued in exchange for these exchangeable shares. The shares of our common stock and the exchangeable shares were issued, as to acquirers in the United States, in reliance on the exemption set forth in Section 4(2) of the Securities Act of 1933 (the "Act") and, as to acquirers outside the United States, pursuant to Regulation S under the Act. We registered on Form S-3 under the Act, effective August 25, 2000, for public sale in the United States, all the shares of our common stock which were or are to be issued to the former shareholders of IML.

Equity Compensation Plans

        The following table sets forth information about the shares of our common stock that may be issued upon the exercise of options and other rights under all of the Company's existing equity compensation plans as of December 31, 2007.

Plan Category	Number of Shares to be issued upon Exercise of Outstanding Options	Weighted Average Per Share Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance under Equity Compensation Plans (excluding shares reflected in first column)
Plans approved by stockholders
1993 Stock Option Plan	334,000	$6.84	—
1993 Non-Employee Directors Stock Option Plan	37,000	$11.43	—
2000 Equity Incentive Plan	6,468,068	$2.54	818,440
2005 Openera Incentive Plan	299,769	$1.90	54,194
2006 India Incentive Plan	53,475	$1.94	548,700
2003 Employee Stock Purchase Plan			147,341
Plans not approved by stockholders
1995 Non-Statutory Stock Option Plan(1)	1,065,509	$5.22	—

Total	8,257,821	$3.13	1,568,675

(1)
The 1995 Non-Statutory Stock Option Plan expired in October 2005. There are no shares remaining for future issuances.

Issuer Repurchase of Equity Securities

        None during the fourth quarter of 2007.

ITEM 6.    SELECTED FINANCIAL DATA

        The following selected consolidated financial data should be read in conjunction with our consolidated financial statements, the related notes and with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and other financial data included elsewhere in this annual report on Form 10-K. The selected consolidated statement of operations data and balance sheet data for 2007, 2006 and 2005 is derived from audited consolidated financial statements included elsewhere in this annual report on Form 10-K for prior years on file with the SEC.

Consolidated Statement of Operations Data(1)

	Year Ended December 31,
	2007	2006	2005	2004	2003
	(In thousands, except per share data)
Revenues	$82,452	$95,973	$108,559	$101,199	$87,054
Gross profit	51,007	62,910	71,070	63,705	38,893
Impairment charges	—	—	—	—	18,319
Restructuring and other related charges	—	5,469	—	—	6,948
Operating income (loss)	(8,813)	(8,626)	13,673	13,440	(49,878)
Income (loss) from continuing operations before income taxes	(8,269)	(7,682)	15,028	11,808	(51,437)
Income (loss) from continuing operations	(8,575)	(8,059)	14,507	11,610	(51,642)
Net income (loss)	(9,310)	(15,751)	4,972	4,102	(56,006)
Net income (loss) per common share from continuing operations—basic	$(0.20)	$(0.17)	$0.30	$0.26	$(1.42)
Net income (loss) per common share from continuing operations—diluted	$(0.20)	$(0.17)	$0.30	$0.25	$(1.42)
Net income (loss) per common share—basic	$(0.21)	$(0.33)	$0.10	$0.09	$(1.54)
Net income (loss) per common share—diluted	$(0.21)	$(0.33)	$0.10	$0.09	$(1.54)

Consolidated Balance Sheet Data(2)

	December 31,
	2007	2006	2005	2004	2003
	(In thousands)
Total assets	$67,740	$69,330	$93,303	$108,427	$86,328
Long-term debt	—	—	—	—	57,742

(1)
As a result of the disposition of the NI division in the fourth quarter of 2007, we are reporting the NI division as a discontinued operation for all periods presented. See "Note 18, Discontinued Operations" in the Notes to the Consolidated Financial Statements for further discussion of the disposition of the NI division.

(2)
As a result of the disposition of the NI division, we are reporting the NI division as a discontinued operation in 2007. Periods presented prior to 2007 include the assets and liabilities of the NI division. See "Note 18, Discontinued Operations" in the Notes to the Consolidated Financial Statements for further discussion of the disposition of the NI division.

        On January 1, 2006, we adopted the provisions of Statement of Financial Accounting Standards No. 123R, "Share-Based Payment", which requires us to record compensation expense for employee stock awards at fair value at time of grant. As a result, our stock-based compensation expense increased in 2006, causing our net income to decrease. For the years ended December 31, 2007 and 2006, stock-based compensation was $5.1 million and $4.8 million, respectively.

ITEM 7.    MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

Overview

        We operate in the large and rapidly evolving telecommunications industry. Our products include system building blocks, media processing, signaling and service delivery systems, personalized mobile communications applications, and voice quality systems. We sell our products through our direct sales force and channel partners. We have established businesses in North and South America (the "Americas"), Europe, the Middle East, Africa (collectively, "EMEA") and Asia. The majority of our products are manufactured by third party manufacturers. Our research and development activities focus primarily on opportunities relating to emerging wireless applications, next generation voice and video applications, and emerging IP-based services, including VoIP.

        Effective January 1, 2007, we consolidated two of our former reportable segments (Platform Solutions and Mobile Applications) into a single segment (Technology and Mobile Applications), and re-organized our business primarily according to functional business area.

        Effective July 2, 2007, we reorganized our previously reported Technology and Mobile Applications segment into two separate business divisions: Communications Platforms and Mobile Applications. The change in organization was the result of our efforts to organize product development, sales, services and marketing teams to better align to serve each of these divisions' distinct markets. During the fourth quarter of 2007, these divisions were renamed as the NMS Communications divisions (formerly Communications Platforms) and the LiveWire Mobile division (formerly Mobile Applications). Our Network Infrastructure ("NI") division remained unchanged and continued to focus on solutions for the radio access network portion of mobile operators' infrastructure. Corporate and unallocated costs include general and administrative functions and restructuring charges.

        Prior to 2007, the Company had organized into three business units, which constituted our reportable segments (Platforms Solutions, Mobile Applications, and NI). Accordingly, segment revenue and operating income (loss) have been reclassified to conform to current period presentation.

        On December 21, 2007, we entered into an Asset Purchase Agreement (the "Agreement"), dated December 20, 2007, with Verso Technologies, Inc. a Minnesota Corporation ("Verso"), to sell our NI division. The closing of the transaction occurred on December 21, 2007. Net loss from the discontinued operations was $2.4 million (net of income tax benefit of $0.1 million), $7.7 million (net of income tax benefit of $0.1 million) and $9.5 million (net of income tax benefit of $0.2 million) for the years ended December 31, 2007, 2006 and 2005, respectively. In the fourth quarter of 2007, we recorded a gain on the sale of the transaction of $1.6 million (net of income tax expense of $6 thousand).

        For the year ended December 31, 2007, we incurred a net loss from continuing operations. Our net loss from continuing operations increased $0.5 million from $8.1 million for the year ended December 31, 2006 to $8.6 million for the year ended December 31, 2007. Our net loss is attributable to decreases in our NMS Communications division revenues of $17.9 million partially offset by growth in our LiveWire Mobile division revenues of $4.3 million.

        In response to weak market conditions, in the second half of 2006, management took restructuring actions to reduce our cost structure. These actions included the closure of our New Jersey facility, workforce reductions and the sublease of a portion of our corporate headquarters office space. Management continually monitors the activities of our competitors and analyzes the future of our industry to appropriately align our business focus.

        For the year ended December 31, 2007, we generated $0.1 million of cash from operations. We have used, and may continue to use, our cash for general corporate purposes, which may include working capital, capital expenditures and potential acquisitions. As of December 31, 2007, we had

$30.2 million in cash, cash equivalents and marketable securities, including $1.8 million of Verso common stock.

        In January 2008, to contribute to our growth strategy of the LiveWire Mobile division, we created a wholly-owned subsidiary, LiveWire Mobile, Inc., with which we acquired Groove Mobile, Inc. ("Groove Mobile") on March 17, 2008 for cash consideration of $14.5 million. Groove Mobile, whose operations are based in Bedford, Massachusetts, is a provider of mobile music solutions. We believe the acquisition will enable LiveWire Mobile to expand its ability to offer a portfolio of managed services, including ringback tones, ringtones, and full track music and video downloads delivered through an integrated storefront.

        We believe the Company has sufficient cash available to execute on its business objectives for at least the next twelve months.

Critical Accounting Policies

        Our discussion and analysis of our financial condition and results of operations are based upon our consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an on-going basis, we evaluate our estimates, including those related to stock-based compensation, revenue recognition, allowances for doubtful accounts, write-downs for excess and obsolete inventories, possible impairment of long-lived assets and goodwill, income taxes, restructuring and other related charges, and accounting for acquisitions. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. We have noted that our estimates used in the past have been consistent with actual results. Actual results may differ from these estimates under different assumptions or conditions. For a discussion of how these estimates and other factors may affect our business, see also our discussion under the heading "Risk Factors" in this annual report on Form 10-K.

        We believe the following critical accounting policies involve our more significant judgments and estimates used in the preparation of our consolidated financial statements:

         Revenue Recognition.    We derive revenues from two sources: (i) sales of products, including hardware and software licenses, and (ii) services, including maintenance and support services, professional services and managed services. Maintenance and support services consist of on-site support, telephone and online support, and training. Professional services projects may consist of multiple elements including hardware and/or software installation, configuration, integration and customization services provided to customers. Managed services consist of supplying, outsourcing and/or maintaining systems for the benefit of customers. These systems may be Company owned pursuant to a managed services arrangement or customer owned pursuant to a cap-ex arrangement.

        We sell our products and services through our direct sales force and through channel partners, which include resellers, distributors and systems integrators. When the software is more than incidental and is essential to the functionality of the hardware, we recognize revenue in accordance with the provisions of the American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") 97-2, Software Revenue Recognition ("SOP 97-2"), and related interpretations. We recognize revenue from the sale of products when persuasive evidence of an arrangement exists; delivery has occurred; the fee is fixed or determinable; and collection is considered probable. For all sales, we use a binding contract and/or a purchase order as evidence of an arrangement with the customer or channel partner. Sales to our channel partners are evidenced by a master agreement governing the relationship, together with binding purchase orders for individual transactions. We consider delivery to occur when we ship the product, so long as title and risk of loss have passed to the customer. At the time of a transaction, we assess whether the sale amount is fixed or determinable based upon the terms of the documented agreement. If we determine the fee is not fixed or determinable, we recognize revenue when the fee is fixed. We assess if collection is probable based on a number of factors, including past transaction history and the creditworthiness of the customer. If we determine that collection is not probable, we do not record revenue until such time as collection becomes probable, which is generally upon the receipt of cash or when payments become due.

        For arrangements with customers that include acceptance provisions, we recognize revenue upon the customer's acceptance of the product, which occurs upon the earlier of receipt of a written customer acceptance or expiration of the acceptance period. In accordance with SOP 97-2, in some circumstances we recognize revenue on arrangements that contain certain acceptance provisions when we have historical experience that the acceptance provision is perfunctory.

        When an arrangement involves multiple elements, such as hardware and software products, maintenance and/or professional services, we allocate the entire sale price to each respective element based on vendor specific objective evidence ("VSOE") of fair value for each undelivered element. When arrangements contain multiple elements and VSOE of fair value exists only for all undelivered elements, we recognize revenue for the delivered elements using the residual method in accordance with the provisions of the AICPA SOP 98-9, Modification of SOP 97-2, Software Revenue Recognition, With Respect to Certain Transactions ("SOP 98-9"). The residual method requires that the portion of the total arrangement fee attributable to undelivered elements, as indicated by VSOE of fair value, be deferred and subsequently recognized when delivered. We establish VSOE of fair value for undelivered elements based on either substantial renewal rates of maintenance and support agreements, the price we charge when the same element is sold separately or the price established by management who have the relevant authority to set prices for an element not yet sold separately. For arrangements containing multiple elements where VSOE of fair value does not exist for all undelivered elements, we defer revenue for the delivered and undelivered elements until VSOE of fair value exists for all undelivered elements or all elements have been delivered.

        We reduce revenue by provisions for estimated sales returns associated with rights offered to a limited number of channel partners. These rights allow the channel partner to exchange a percentage of its inventory based on the volume of its prior purchases. We provide for these return rights each quarter in an amount equal to estimated returns. On a quarterly basis, we review our estimates and compare to our actual returns experience. Our actual results have been in line with our expectations. An increase in our allowance for sales returns would reduce our revenue in the period for which the increase is recorded.

        We evaluate our revenue recognition policies based on the specific facts and circumstances related to each of our channel partners. When selling to resellers and distributors, we generally do not recognize revenue upon shipment, unless a credit history has been established, since many of these customers are thinly capitalized and their ability to pay is, in substance, contingent upon their resale of our product. In these cases, we defer revenue until collection is deemed probable. When revenue is deferred, if reliable reporting from the reseller or distributor exists, we will recognize revenue when the reseller or distributor sells the product to an end-user ("sell through"). When reliable reporting does not exist, revenue will be recognized upon our receipt of payment, or in limited circumstances upon receipt of a letter of credit or similar arrangement. We further monitor the payment history of our resellers and distributors and overall days sales outstanding ("DSO"). We believe this revenue recognition policy minimizes the risk that product is shipped in excess of end-user demand and allows us to reasonably and reliably estimate any sales returns.

        Services revenue is primarily comprised of professional services, maintenance and support services and managed services. We recognize revenue from professional services as the services are performed.

Service revenue represented less than 10% of revenue for each of the years ended December 31, 2007, 2006 and 2005. Maintenance and support services, which are typically sold separately from products, consist of on-site support, telephone and on-line support and training. We defer maintenance and support services revenue, whether sold separately or as part of a multiple element arrangement, and recognize it ratably over the term of the maintenance contract, generally twelve months. We provide managed services under long term arrangements, typically two to three years. The arrangements may contain provisions requiring customer acceptance of the set-up activities, including installation and implementation activities, prior to the commencement of the ongoing services arrangement. We recognize maintenance and support and managed services revenue in accordance with SAB No. 101, Revenue Recognition in Financial Statements, as amended by SAB No. 104, Revenue Recognition. Accordingly, amounts are earned when all of the following conditions are satisfied: there is persuasive evidence of an arrangement; the service has been provided to the customer; the amount of fees to be paid by the customer is fixed or determinable; and the collection of fees from the customer is reasonably assured.

        When there are shipping and handling fees, we invoice customers for such fees. We recognize the invoiced amounts as revenue and the related costs are recognized as a cost of revenue.

         Capitalization of Managed Services Costs.    We capitalize certain costs associated with the set-up activities of a managed services arrangements. These costs represent incremental external or internal costs that are directly related to the set-up, enhancement or expansion of certain managed services offerings. The types of costs that are capitalized include labor and related fringe benefits, subcontractor costs, consulting costs, travel costs, inventory costs and third party product costs. We begin to capitalize costs in the period when there is existence of an arrangement. Managed services arrangements may also require the procurement of equipment, development of internally developed software and consulting services related to system enhancements and expansions. These related costs are also capitalized. We amortize these capitalized costs upon acceptance or commercial launch of the initial set-up, enhancement or expansion of the service over the expected relationship period or the expected economic useful life, as appropriate, using the straight-line method. Expenses incurred to maintain and sustain the service delivery after the initial setup, enhancement or expansion of a managed services arrangement are expensed as incurred. We evaluate the lives and realizability of the capitalized costs on a periodic basis or as needed.

        In the event indications exist that a capitalized managed services cost balance to a particular contract may be impaired, undiscounted estimated cash flows of the contract are projected over its remaining term, and compared to the unamortized managed services contract cost balance. If the projected cash flows are not adequate to recover the unamortized cost balance, the balance would be adjusted to equal the contract's fair value in the period such determination is made. The primary indicator used to determine when impairment testing should be performed is when a contract is materially underperforming, or is expected to materially underperform in the future, as compared to the financial model that was developed as part of the original proposal process and subsequent annual budgets.

         Allowance for Doubtful Accounts.    We maintain an allowance for doubtful accounts based upon our historical experience and any specifically identified customer collection issues. We monitor and analyze accounts receivable and the composition of the accounts receivable aging, historical bad debts, and current economic trends, regional factors and other known factors when evaluating the adequacy of the allowance for doubtful accounts. Based upon the analysis and estimates of the uncollectibility of our accounts receivable, we record an allowance for doubtful accounts when the prospect of collecting a specific account receivable becomes doubtful. Actual results could differ from the allowances for doubtful accounts of $0.1 million recorded as of December 31, 2007, and this difference may have a material effect on our financial position and results of operations.

         Write-down of Excess and Obsolete Inventories.    We value our inventories at the lower of cost (first-in, first-out method) or market. We regularly review our inventories and record charges for excess and obsolete inventory based primarily on our estimated forecast of product demand and production requirements for the next twelve months. Actual excess and obsolete inventory could differ from the write-down of excess and obsolete inventories of $2.7 million recorded as of December 31, 2007.

         Goodwill and Other Intangible Assets.    In accordance with Statement of Financial Accounting Standards ("SFAS") No. 142, Goodwill and Other Intangible Assets ("SFAS 142"), goodwill is reviewed for impairment on an annual basis, or more frequently if events or circumstances indicate that the carrying value may not be recoverable. As of December 31, 2007, we performed our annual test of goodwill allocated to the LiveWire Mobile division, to determine if there was any impairment. We determined that the LiveWire Mobile reporting unit's fair value exceeded the carrying value of its net assets, using income valuation method modeling. Accordingly, no impairment was recorded in 2007. Estimating future cash flows requires us to make projections that can differ materially from actual results. Management evaluated the useful lives assigned to other intangible assets, which resulted in no changes to such useful lives. Other intangible assets arose from the acquisition of Openera in February 2006, which are amortized over their respective economic useful lives proportionate to their expected cash flow.

         Discontinued Operations.    In accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"), we are reporting the NI division as a discontinued operation in the consolidated financial statements for all periods presented. The Company recorded a gain of $1.6 million (net of income tax expense of $6 thousand) upon the sale of the NI division in the fourth quarter of 2007.

         Long-lived Assets.    In accordance with SFAS 144, we evaluate the carrying value of our long-lived assets. SFAS 144 first requires an assessment of whether circumstances currently exist which suggest the carrying value of long-lived assets may not be recoverable. At December 31, 2007, we did not believe any such conditions existed. Had these conditions existed, we would assess the recoverability of the carrying value of our long-lived assets based on estimated undiscounted cash flows to be generated from such assets. In assessing the recoverability of these assets, we would have projected estimated enterprise-level or other appropriate cash flows based on various operating assumptions such as average revenue per subscriber unit, expected length of customer relationship and subscriber uptake. If the projection of undiscounted cash flows did not exceed the carrying value of the long-lived assets, we would be required to record an impairment charge to the extent the carrying value exceeded the fair value of such assets.

         Stock-based Compensation Expense.    On January 1, 2006, we implemented the provisions of SFAS No. 123 (revised 2004), Share-Based Payment ("SFAS 123R") and related interpretations. SFAS 123R requires that all share-based payments to employees, including grants of stock options, be recognized in the financial statements based on their fair value. We selected the modified prospective transition method for implementing SFAS 123R and began recognizing compensation expense for stock-based awards granted on or after January 1, 2006, plus any unvested awards granted prior to January 1, 2006. Under this transition method, prior periods have not been restated. Stock-based compensation expense for awards granted on or after January 1, 2006, is based on the grant date fair value calculated in accordance with the provisions of SFAS 123R. Stock-based compensation related to any unvested awards granted prior to January 1, 2006, is based on the grant date fair value calculated in accordance with the original provisions of SFAS No. 123, Accounting for Stock-Based Compensation. The fair value of our stock-based awards, less estimated forfeitures, is amortized over the awards' vesting periods on a straight-line basis.

        Prior to the adoption of SFAS 123R, we accounted for the costs of our stock-based employee compensation plans under Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock

Issued to Employees ("APB 25"), and related interpretations. Under APB 25, compensation cost was not recognized for substantially all options granted because the exercise price was at least equal to the market value of the underlying common stock on the date of grant.

        The fair value of each option award on the grant date is estimated using the Black-Scholes option-pricing model with the following assumptions: expected dividend yield, expected stock price volatility, weighted average risk-free interest rate and weighted average expected life of the options. Under SFAS 123R, we establish the volatility assumption based exclusively on historical volatility, and the expected life assumption is established based upon an analysis of historical option exercise behavior. The risk-free interest rate is based on the implied yield currently available on U.S. Treasury zero-coupon issues with a remaining term approximating our expected term assumptions. We have never declared or paid any cash dividends on our common stock and have no current plans to pay cash dividends on our common stock. The payment of any future cash dividends will be determined by the our board of directors in light of conditions then existing, including our earnings, financial condition and capital requirements, restrictions in financing agreements, business conditions, tax laws, certain corporate law requirements and various other factors.

        The choice of a valuation technique, and the approach utilized to develop the underlying assumptions for that technique, involve significant judgments. These judgments reflect our assessment of the most accurate method of valuing the stock options we issue, based on historical experience, knowledge of current conditions and beliefs of what could occur in the future given available information. Our judgments could change over time as additional information becomes available, or the facts underlying the assumptions change over time. Any change in judgments could have a material impact on our financial statements. We believe that these estimates incorporate all relevant information and represent a reasonable approximation in light of the difficulties involved in valuing non-traded stock options.

         Restructuring and Other Related Charges.    We continually evaluate our staffing levels to meet our business objectives and our strategy to reduce our cost of operations. Severance costs are reviewed periodically to determine whether a severance charge is required to be recorded in accordance with SFAS No. 112, Employers' Accounting for Post-employment Benefits ("SFAS 112"). The provisions of SFAS 112 require us to accrue post-employment benefits if certain specified criteria are met. Post-employment benefits include salary continuation, severance benefits and continuation of benefits such as health and life insurance.

        From time to time, we announce reorganization plans that may include eliminating positions. Each plan is reviewed to determine whether a restructuring charge is required to be recorded in accordance with SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"). The provisions of SFAS 146 require us to record an estimate of the fair value of any termination costs based on certain facts, circumstances and assumptions, including specific provisions included in the underlying reorganization plan. Also, from time to time, we may cease to use certain facilities prior to expiration of the underlying lease agreements. Exit costs are reviewed in each of these circumstances on a case-by-case basis to determine whether a restructuring charge is required to be recorded in accordance with SFAS 146. The provisions of SFAS 146 require us to record an estimate of the fair value of the exit costs based on certain facts, circumstances and assumptions, including remaining minimum lease payments, potential sublease income and specific provisions included in the underlying lease agreements.

        Subsequent to recording such accrued liabilities, changes in market or other conditions may result in changes to assumptions upon which the original liabilities were recorded that could result in an adjustment to the liabilities and, depending on the circumstances, such adjustment could be material.

         Income Taxes.    The preparation of our consolidated financial statements requires us to provide for income taxes in each of the jurisdictions in which we operate, including those outside the United States that may be subject to certain risks that ordinarily would not be expected in the United States. A change in our income by jurisdiction could cause a change in our annual effective tax rate. The income tax accounting process involves estimating our current income tax expense (benefit), including our uncertain tax positions, together with assessing temporary differences resulting from differing treatment of certain items for tax and accounting purposes. These differences result in the recognition of deferred tax assets and liabilities. We must then record a valuation allowance to reduce our deferred tax assets to the amount that is more likely than not to be realized.

        Management's judgment is required in determining our provision for income taxes, our deferred tax assets and liabilities and any valuation allowance recorded against deferred tax assets. We have recorded a valuation allowance of $149.8 million as of December 31, 2007 due to uncertainties related to our ability to utilize our deferred tax assets, primarily consisting of net operating loss carry forwards. We establish valuation allowances based on historical levels of profitability as well as our estimates of future taxable income by each jurisdiction in which we operate, and the period over which our deferred tax assets will be recoverable. If actual results differ from these estimates or we adjust these estimates in future periods, we may need to adjust our valuation allowance, which could materially impact our consolidated financial position and results of operations.

        The provision for income taxes is computed based on pre-tax income included in the consolidated statements of operations. We recognize deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement carrying amounts and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

        We determine our effective tax rate by dividing our income tax expense by our income before taxes as reported in our consolidated statement of operations. For reporting periods prior to the end of the fiscal year, we record income tax expense based upon an estimated annual effective tax rate. This rate is computed using the statutory tax rate and an estimate of annual net income adjusted for an estimate of deductible and non-deductible expenses.

        On January 1, 2007, we adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with SFAS 109, Accounting for Income Taxes ("SFAS 109"). FIN 48 prescribes a recognition threshold and measurement attributes for the financial statement recognition and measurement of a tax position taken in or expected to be taken in a tax return. This interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and disclosure and transition. We had no adjustments to retained earnings as a result of the implementation of FIN 48. All of our deferred tax assets have a full valuation allowance recorded against them as their realization does not meet the "more likely than not" criteria under SFAS 109 based on our current financial status. As of December 31, 2007 and December 31, 2006, we had accrued $0.6 million and $0.4 million for uncertain tax positions, respectively, all of which will impact our effective tax rate when recognized. It is reasonably possible that the total amount of unrecognized tax benefits will increase or decrease in the next 12 months. As of the filing date of this annual report on Form 10-K, an estimate of the range that will reverse in the next twelve months of reasonably possible outcomes cannot be made. Estimated interest and penalty charges related to unrecognized tax benefits are classified as income tax expense in the accompanying consolidated statements of operations. At December 31, 2007 and 2006, we had $127,000 and $75,000, respectively, of accrued interest expense related to uncertain tax positions.

Results of Operations

        The following table sets forth, for the periods indicated, certain items from our consolidated statements of operations as a percentage of revenues.

	Year Ended December 31,
	2007	2006	2005
Revenues	100.0%	100.0%	100.0%
Cost of revenues	38.1	34.5	34.5

Gross profit	61.9	65.5	65.5
Operating expenses:
Selling, general and administrative	50.5	46.1	32.6
Research and development	22.1	22.7	20.2
Restructuring and other related charges	—	5.7	—

Total operating expenses	72.6	74.5	52.8

Operating income (loss)	(10.7)	(9.0)	12.7
Other income (expense), net	0.7	1.0	1.2

Income (loss) from continuing operations before income taxes	(10.0)	(8.0)	13.9

Income tax expense	0.4	0.4	0.5

Net income (loss) from continuing operations	(10.4)%	(8.4)%	13.4%

         Revenues.    Revenues consist primarily of product and license sales and, to a lesser extent, services provided to our customers. NMS Communications division revenues consist of sales of our systems building block products and services, video products and services, and voice quality enhancement and echo cancellation products, systems and services. LiveWire Mobile division revenues consist of sales of our MyCaller Ringback Platform and related services, including managed services.

         Cost of revenues.    Cost of revenues consists primarily of product costs, cost of services provided to our customers, including the costs of managed services, and overhead associated with fulfillment operations. Our manufacturing process is outsourced to contract manufacturers. The amortization of certain acquired intangible assets and stock-based compensation expense are also included in cost of revenues.

         Selling, general and administrative expenses.    Selling, general and administrative expenses consist primarily of salaries, stock-based compensation, commissions and related personnel and overhead expenses for those engaged in our sales, marketing, promotional, public relations, executive, accounting and administrative activities. The amortization of intangible assets related to acquired customer relationships from Openera are also included in selling, general and administrative expenses.

         Research and development expenses.    Research and development expenses consist primarily of salaries, personnel expenses, stock-based compensation, prototype and other discretionary fees related to the design, development, testing and enhancement of our products. These costs are expensed as incurred.

         Restructuring and other related charges.    Restructuring charges consist of involuntary severance related costs, facility closures or downsizing and disposal of excess or unused assets.

         Other income (expense), net.    Other income (expense), net consists primarily of interest income, interest expense, gains or losses realized on the repurchase of convertible debt and foreign currency translation gains and losses.

         Discontinued Operations.    On December 21, 2007, we sold our NI division to Verso. Accordingly, the operating results of the NI division have been reclassified as a discontinued operation in the consolidated statements of operations for all historic reporting periods.

        The NI division had revenues of $5.4 million, $3.6 million and $0.9 million for the years ended December 31, 2007, 2006 and 2005, respectively. Net loss from the discontinued operations was $2.4 million (net of income tax benefit of $0.1 million), $7.7 million (net of income tax benefit of $0.1 million) and $9.5 million (net of income tax benefit of $0.2 million) for the years ended December 31, 2007, 2006 and 2005, respectively. For the year ended December 31, 2007, we recorded a gain on the sale of the transaction of $1.6 million (net of income tax expense of $6 thousand).

Year Ended December 31, 2007 Compared to Year Ended December 31, 2006

Revenues

	Year Ended December 31,
	2007		2006
	Amount	% of Revenues	Amount	% of Revenues	Change
	(In millions)		(In millions)
NMS Communications division	$69.2	84.0%	$87.1	90.7%	(20.5)%
LiveWire Mobile division	13.2	16.0	8.9	9.3	48.6%

Total revenues	$82.4	100.0%	$96.0	100.0%	(14.1)%

        We experienced a decrease in the NMS Communications division revenues in the year ended December 31, 2007, as compared to the year ended December 31, 2006. The decrease of our NMS Communications division sales was due primarily to continued erosion of low-end time-division multi-plex ("TDM") solutions to standard IP computing platforms, as well as, the significant decrease of sales of our voice quality products in the first and second quarters of 2007 compared to the first and second quarters of 2006. This decrease was based primarily on deployments of our products in the 3G network of a major Japanese operator that concluded in the second quarter of 2006. Sales from our VQS product line were $6.0 million in 2007 and $16.0 million in 2006.

        We experienced strong growth in the LiveWire Mobile division revenues during the year ended December 31, 2007, as compared to the year ended December 31, 2006, as a result of increased demand for our MyCaller Ringback Platform and related services. This increase was due to expansion orders from existing customers, as our customers experience growth in subscribers, and additional new customers. We continue to see growth in this area through new and existing operator deployments around the world. In the fourth quarter of 2007, we recognized $0.5 million related to our managed services offerings. We will continue to market managed services offerings and we expect them to become an increasingly important component of our revenue in 2008.

	Year Ended December 31,
	2007		2006
	Amount	% of Revenues	Amount	% of Revenues	Change
	(In millions)		(In millions)
Americas	$32.9	39.9%	$40.4	42.1%	(18.6)%
Europe, Middle East and Africa	21.0	25.5	25.4	26.5	(17.1)%
Asia	28.5	34.6	30.2	31.4	(5.5)%

Total revenues	$82.4	100.0%	$96.0	100.0%	(14.1)%

        For the year ended December 31, 2007, revenues derived from the Americas market decreased as compared to the year ended December 31, 2006, primarily due to an unusually large $3.2 million sale of an end-of-life product in 2006, coupled with a decrease in demand for NMS Communications division platform products. For the year ended December 31, 2007, as compared to the year ended December 31, 2006, we experienced a decrease in the revenues from the EMEA market due to the decrease in demand for our NMS Communications division products and services. Revenues attributable to the Asia market declined during the year ended December 31, 2007, as compared to the year ended December 31, 2006, as a Japanese mobile operator completed its deployment of our voice quality products in its 3G network in 2006, offset by growth in sales of our MyCaller Ringback Platform and related services.

Gross Profit and Cost of Revenues

	Year Ended December 31,
	2007		2006
	Amount	% of Revenues	Amount	% of Revenues	Change
	(In millions)		(In millions)
Revenues	$82.4	100.0%	$96.0	100.0%	(14.1)%
Cost of revenues	31.4	38.1	33.1	34.5	(4.9)%

Gross profit	$51.0	61.9%	$62.9	65.5%	(18.9)%

        We experienced a decrease in gross profit margin in the year ended December 31, 2007, as compared to the year ended December 31, 2006, primarily due to an overall decrease in sales of our NMS Communications division products of $18.0 million, which typically carry higher product margins than our other products. This decrease was also a result of increased costs associated with investments in our professional and technical services delivery capabilities, primarily in support of the LiveWire Mobile division.

Selling, General and Administrative

	Year Ended December 31,
	2007		2006
	Amount	% of Revenues	Amount	% of Revenues	Change
	(In millions)		(In millions)
Selling, general and administrative	$41.6	50.5%	$44.3	46.1%	(6.0)%

        Selling, general and administrative expenses decreased during the year ended December 31, 2007, compared to the year ended December 31, 2006. The decrease was primarily comprised of a $2.1 million decrease in personnel and related costs that resulted from the restructuring actions taken in the second half of 2006 and other personnel reductions. The decrease is also attributable to a $1.5 million reduction in travel and entertainment expenses.

Research and Development

	Year Ended December 31,
	2007		2006
	Amount	% of Revenues	Amount	% of Revenues	Change
	(In millions)		(In millions)
Research and development	$18.2	22.1%	$21.8	22.7%	(16.5)%

        Our research and development spending decreased during the year ended December 31, 2007 in comparison to the year ended December 31, 2006. This decrease was primarily attributable to a decrease in personnel and related costs as a result of the restructuring actions taken in the second half of 2006, including the closure of our Redbank, New Jersey facility in 2006. Our research and development activities are primarily focused on opportunities relating to personalized mobile applications, and IP-based services, including VoIP. Our research and development spending is currently directed to enhance our existing board and software families, next generation board and related software offerings (incorporating for example, video capabilities), our Vision media servers, and our MyCaller Ringback Platform product line. In 2008, we expect research and development spending to increase, as we continue to invest in our strategic product initiatives.

Restructuring and Other Related Charges

        In the third quarter of 2006, in order to reduce operating costs, we eliminated 17 employee positions and closed our engineering facility in Red Bank, New Jersey, which resulted in restructuring and other related charges of $1.3 million. These charges consisted of $0.8 million of employee severance-related costs, $0.4 million of lease termination costs and $0.1 million of fixed asset write-offs.

        In the fourth quarter of 2006, in order to further reduce operating costs, we eliminated 40 employee positions, which resulted in restructuring charges of $1.9 million. These charges primarily consisted of severance-related costs. In the fourth quarter of 2006, we also entered into an agreement to sublease to a third party office space located in Framingham, Massachusetts, which was formerly used by the Company as supplementary conference, training and corporate office space (the "2006 sublease"). We exited this facility as of December 31, 2006. In 2001 and 2002, the Company recorded restructuring charges related to other exited space in this facility, equal to the difference between committed lease payments and the estimated sublease rental income for such space. During the fourth quarter of 2006, we updated our analysis of the estimated sublease rental income based on the signing of the 2006 sublease, and other expected market conditions. As a result, we recorded additional pre-tax restructuring costs of approximately $0.9 million. The total pre-tax restructuring charges that we recognized in 2006 related to these actions were $2.3 million of facility related costs. We continue to realize annual costs savings of approximately $2.6 million, which consists of $2.1 of personnel related costs and $0.5 million of reduced facility related costs. The following table illustrates the components of the restructuring and other related charges incurred during the year ended December 31, 2006. There were no restructuring charges in 2007.

Year Ended December 31, 2006
(In millions)
Involuntary severance related costs	$2.7
Facility related costs	2.7
Write-down of fixed assets	0.1

Restructuring and other related charges	$5.5

Other Income (Expense), Net

        The decrease in interest income for the year ended December 31, 2007, as compared with the year ended December 31, 2006, is attributable to a $2.1 million decrease in our cash, cash equivalents and marketable securities, as well as a decrease in interest rates. Included in other expense, net in the years ended December 31, 2007 and 2006, are $0.5 million and $0.7 million, respectively, of loss related to foreign exchange expense.

	Year Ended December 31,
	2007	2006
	(In millions)
Interest income	$1.2	$1.7
Other	(0.7)	(0.8)

Total other income (expense), net	$0.5	$0.9

Income Tax Expense

	Year Ended December 31,
	2007	2006
	(In millions)
Income tax expense	$0.3	$0.4

        Effective January 1, 2007, we adopted the provisions of Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement 109 ("FIN 48"), which resulted in no material adjustment in the liability for unrecognized income tax benefits.

        Income tax expense is primarily due to foreign income taxes incurred by foreign subsidiaries and additional accruals for uncertain tax positions, as discussed below. This income tax expense is partially offset by tax credits earned for our research and development activities performed at our Canadian facility, as well as a tax refund received by our Israeli subsidiary.

        We conduct business globally and, as a result, we or one or more of our subsidiaries files income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. In the normal course of business we are subject to examination by taxing authorities throughout the world. With few exceptions, we are no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations for years before 1999.

        During the year ended December 31, 2007, we reached a final settlement with the French tax authorities related to audits for the tax years 2003 through 2004. The settlement of $182,000 was finalized and paid in January 2008. As part of the settlement, we also adjusted our gross net operating loss carryforwards and related valuation allowances from $6.3 million to $1.6 million as of December 31, 2006. These gross net operating loss carryforwards had a full valuation allowance against them at December 31, 2007 and 2006. Based upon the settlement there was no material impact to our net income, accumulated deficit or net deferred taxes in any historic periods.

        For U.S. federal income tax purposes, we had net operating loss carryforwards available to reduce taxable income of $201.2 million at December 31, 2007. Of this amount, $21.1 million relates to deductions from the exercise of stock options, of which $1.5 million is tracked separately and not included in our deferred tax asset in accordance with SFAS 123R. The future benefit from these deductions will be recorded as a credit to additional paid-in capital when realized. Under the provisions of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), Section 382, certain changes in our ownership structure may result in a limitation on the amount of net operating loss carryforwards and research and development tax credit carryforwards that may be used in future years. These carryforwards will begin to expire in 2008 if unutilized. We also had foreign net operating loss carryforwards of $20.5 million. As of December 31, 2007, we had approximately $6.5 million of tax credits in the U.S. that are composed of federal research and development tax credits and state and local credits. These credits will begin to expire in 2008 if unutilized. In addition, we had Canadian investment tax credits of approximately $5.0 million as of December 31, 2007. These credits begin to expire in 2014 if unutilized.

        United States income taxes were not provided on cumulative undistributed earnings for certain non-U.S. subsidiaries of approximately $4.5 million. We intend to reinvest these earnings indefinitely in our operations outside the United States.

Year Ended December 31, 2006 Compared to Year Ended December 31, 2005

Revenues

	2006		2005
	Amount	% of Revenues	Amount	% of Revenues	Change
	(In millions)		(In millions)
NMS Communications division	$87.1	90.7%	$101.8	93.8%	(14.4)%
LiveWire Mobile division	8.9	9.3	6.8	6.2	31.3%

Total revenues	$96.0	100.0%	$108.6	100.0%	(11.6)%

        We experienced a decrease in the NMS Communications division revenue in the year ended December 31, 2006, as compared to the year ended December 31, 2005. The decrease of our NMS Communications division sales was due primarily to continued erosion of low-end TDM solutions to standard IP computing platforms. The change also resulted from a 47.5% decrease of sales of our VQS products and services as described below. This decrease was partially offset by an increase in revenues earned by our LiveWire Mobile division. Sales of our VQS products and services decreased in 2006 compared to 2005 based primarily on fewer deployments of our products in the 3G network of a major Japanese operator. This deployment started in the second quarter of 2005 and diminished through 2006. We do not expect to continue to earn any more revenues on such deployments in the future. The functionality incorporated in our VQS products has become an embedded technology rather than stand-alone technology.

        In 2006, we continued to see growth in the LiveWire Mobile division from sales of its MyCaller Ringback Platform and related services through new operator deployments and expansions around the world.

	Year Ended December 31,
	2006		2005
	Amount	% of Revenues	Amount	% of Revenues	Change
	(In millions)		(In millions)
Americas	$40.4	42.1%	$40.9	37.6%	(1.1)%
EMEA	25.4	26.5	23.7	21.8	7.3%
Asia	30.2	31.4	44.0	40.6	(31.5)%

Total revenues	$96.0	100.0%	$108.6	100.0%	(11.6)%

        Revenues generated from the Americas in 2006 decreased slightly in comparison to 2005. Revenue from the EMEA region increased in the year ended December 31, 2006 due to growth in the sales from our LiveWire Mobile division. The Asia market experienced a decline in revenues during the year ended December 31, 2006, as compared to the year ended December 31, 2005, as the Japanese mobile operator completed its deployment of our VQS products in its 3G network, as described more fully above.

Gross Profit and Cost of Revenues

	Year Ended December 31,
	2006		2005
	Amount	% of Revenues	Amount	% of Revenues	Change
	(In millions)		(In millions)
Revenues	$96.0	100.0%	$108.6	100.0%	(11.6)%
Cost of revenues	33.1	34.5	37.5	34.5	(11.8)%

Gross profit	$62.9	65.5%	$71.1	65.5%	(11.5)%

        We experienced a decrease in gross profit in the year ended December 31, 2006 as compared to the year ended December 31, 2005 primarily due to a decrease in annual sales of our VQS products and related services as described above. Product sales associated with the LiveWire Mobile division generate lower product margins than our NMS Communications division due to the labor efforts to put the products to use. Service costs, which represent primarily sales technical support activities, decreased as a result of fewer employees. During 2006, we recognized $1.1 million of amortization expense related to the core technology acquired from Openera, and $0.1 million of stock-based compensation expense due to the adoption of SFAS 123R in cost of revenues.

Selling, General and Administrative

	Year Ended December 31,
	2006		2005
	Amount	% of Revenues	Amount	% of Revenues	Change
	(In millions)		(In millions)
Selling, general and administrative	$44.3	46.1%	$35.4	32.6%	24.9%

        Selling, general and administrative expenses increased during the year ended December 31, 2006, as compared to the year ended December 31, 2005. The increase for the year ended December 31, 2006 was primarily comprised of $5.0 million of increased payroll expense due to an increase in headcount, $1.8 million of stock-based compensation expense due to the adoption of SFAS 123R and $2.5 million of stock-based compensation expense associated with the Openera acquisition, a $1.0 million increase of travel expenses primarily related to our international customers and the integration of Openera (whose operations were primarily in India), and $0.1 million of amortization related to acquired intangibles. These increases were partially offset by a $1.5 million decrease in sales commissions due to the decrease in 2006 annual sales.

Research and Development

	Year Ended December 31,
	2006		2005
	Amount	% of Revenues	Amount	% of Revenues	Change
	(In millions)		(In millions)
Research and development	$21.8	22.7%	$22.0	20.2%	(0.7)%

        Our research and development spending decreased slightly in 2006 in comparison to 2005. This decrease was primarily attributable to a decrease in personnel costs. Our research and development activities are primarily focused on opportunities relating to emerging wireless applications, radio access networks and emerging IP-based services, including VoIP. Our research and development spending is currently directed to enhance our existing board and software families, next generation board and related software offerings (incorporating for example, video capabilities), our Vision series of application ready media servers, and MyCaller Ringback platform. For the year ended December 31, 2006 we invested approximately $7.6 million in the MyCaller Ringback platform. For the year ended December 31, 2006, we incurred $0.3 million of stock-based compensation expense associated with the adoption of SFAS 123R, which is reflected in research and development.

Restructuring and Other Related Charges

        In the third quarter of 2006, in order to reduce operating costs, we eliminated 17 employee positions and closed our engineering facility in Red Bank, New Jersey, which resulted in restructuring and other related charges of $1.3 million. These charges consisted of $0.8 million of employee severance-related costs, $0.4 million of lease termination costs and $0.1 million of fixed asset write-offs.

        In the fourth quarter of 2006, in order to further reduce operating costs, we eliminated 40 employee positions, which resulted in restructuring charges of $1.9 million. These charges primarily consisted of severance-related costs. In the fourth quarter of 2006, we also entered into an agreement to sublease to a third party office space located in Framingham, Massachusetts, which was formerly used by the Company as supplementary conference, training and corporate office space (the "2006 sublease"). We exited this facility as of December 31, 2006. In 2001 and 2002, the Company recorded restructuring charges related to other exited space in this facility, equal to the difference between committed lease payments and the estimated sublease rental income for such space. During the fourth quarter of 2006, we updated our analysis of the estimated sublease rental income based on the signing of the 2006 sublease, and other expected market conditions. As a result, we recorded additional pre-tax restructuring costs of approximately $0.9 million. The total pre-tax restructuring charges we recognized in 2006 related to these actions were $2.3 million of facility related costs. The following table illustrates the components of the restructuring and other related charges incurred during the year ended December 31, 2006. There were no restructuring charges in 2005.

Year Ended December 31, 2006
(In millions)
Involuntary severance related costs	$2.7
Facility related costs	2.7
Write-down of fixed assets	0.1

Restructuring and other related charges	$5.5

Other Income (Expense), Net

        Interest income increased due to a rise in interest rates in 2006. The decrease in interest expense was attributable to the repurchase and retirement of outstanding convertible debt in 2005. There was no third-party debt outstanding as of December 31, 2006. Included in "Other" in the year ended December 31, 2006, are $0.4 million of foreign exchange expense.

	Year Ended December 31,
	2006	2005
	(In millions)
Interest income	$1.7	$1.6
Interest expense	—	(0.8)
Other	(0.8)	0.6

Total other income (expense), net	$0.9	$1.4

Income Tax Expense

	Year Ended December 31,
	2006	2005
	(In millions)
Income tax expense	$0.4	$0.5

        Income tax expense is primarily due to foreign income taxes incurred by foreign subsidiaries offset by tax credits earned related to our research and development activities performed at our Canadian facility.

        For U.S. federal income tax purposes, we had net operating loss carryforwards available to reduce taxable income of approximately $176.2 million at December 31, 2006. Of this amount, $21.1 million relates to deductions from the exercise of stock options, of which approximately $1.5 million is tracked separately and not included in our deferred tax asset (in accordance with FAS 123R). The future benefit from these deductions will be recorded as a credit to additional paid-in capital when realized.

Under the provisions of the Internal Revenue Code Section 382, certain changes in our ownership structure may result in a limitation on the amount of net operating loss carryforwards and research and development credit carryforwards that may be used in future years. These carryforwards began to expire in 2007 if unutilized. We also had foreign net operating loss carryforwards of approximately $28.4 million as of December 31, 2006. As of December 31, 2006, we had approximately $6.4 million of tax credits in the U.S. that are comprised of federal research and development credits and state and local credits. These credits began to expire in 2007 if unutilized. In addition, we had Canadian investment tax credits of approximately $4.4 million as of December 31, 2006. These credits begin to expire in 2014 if unutilized.

        We have established a valuation allowance against net deferred tax assets in certain jurisdictions including the United States, because we believe that it is more likely than not that the tax assets in those jurisdictions will not be realized prior to their expiration. We will continue to assess the valuation allowance and to the extent it is determined that any allowance is no longer required, the tax benefit of the remaining net deferred tax assets would be recognized in the future.

        United States income taxes were not provided on cumulative undistributed earnings for certain non-U.S. subsidiaries of approximately $3.2 million as of December 31, 2006. We intend to reinvest these earnings indefinitely in our operations outside the United States.

Liquidity and Capital Resources

	December 31,
	2007	2006
	(In millions)
Cash, cash equivalents and marketable securities	$30.2	$32.3
Working capital	$31.3	$35.8

        As of December 31, 2007, our liquid assets included cash, cash equivalents and marketable securities of $30.2 million. We intend to use our cash for general corporate purposes, which may include working capital, capital expenditures, share repurchases and potential acquisitions. In connection with the sale of the NI division, we received consideration of $850,000 of cash and 5,374,033 shares of Verso common stock, which is valued at $1.8 million as of December 31, 2007. As of December 31, 2007, these shares were unregistered. Per the terms of the Agreement, Verso has 90 days from the close of the transaction date to register the shares. Trading of the shares is limited until such registration occurs. As of December 31, 2007, we had no significant capital spending or purchase commitments other than facility leases and purchase orders in the ordinary course of business.

        In January 2008, we formed a wholly-owned subsidiary, LiveWire Mobile, Inc. ("LiveWire Mobile"), a Delaware Corporation. In conjunction with creating LiveWire Mobile, we intend to contribute or license the personnel, assets, liabilities and intellectual property rights of our LiveWire Mobile division. On March 17, 2008, LiveWire Mobile acquired Groove Mobile, Inc. ("Groove Mobile") for cash consideration of $14.5 million. Groove Mobile, whose operations are based in Bedford, Massachusetts, is a provider of mobile music solutions. The acquisition will enable LiveWire Mobile to expand its ability to offer a portfolio of managed services, including ringback tones, ringtones, and full track music and video downloads delivered though an integrated storefront.

        We believe that our available liquid assets and working capital are sufficient to meet our operating expenses, capital requirements and contractual obligations for at least the next 12 months. Material risks to cash flow from operations include lower than anticipated revenues and delayed cash receipts from sales of our products and services. Our future liquidity and cash requirements will depend on numerous factors, including, but not limited to, the level of revenue we will be able to achieve in the future, the successful introduction of new products and services in the market and capital expenditures required to support our business. Long-term cash requirements for normal operating expenses and as well as for selling and general administrative expenses are anticipated for the continued development of new products as well as for selling and general administrative expenses. At this time we do not anticipate additional significant acquisitions of businesses or technologies complementary to our business. In the future we could require additional external financing through the sales of additional equity or other financing vehicles. There is no assurance that such financing can be obtained on favorable terms, if at all.

Cash Flow

        Sources and uses of cash for the 2007, 2006 and 2005 years are summarized in the table below.

	Year Ended December 31,
	2007	2006	2005
	(In millions)
Net cash provided by (used in) operating activities	$0.1	$(5.5)	$3.6
Net cash provided by (used in) investing activities	$(5.2)	$1.4	$32.8
Net cash provided by (used in) financing activities	$0.2	$(22.4)	$(18.0)

        The principal driver in the change in cash flows provided by operations is net income (loss) adjusted by certain non-cash items such as amortization and stock-based compensation. Net loss decreased by $6.5 million from a net loss of $15.8 million for the year ended December 31, 2006, to a net loss of $9.3 million for the year ended December 31, 2007. We recognized net income of $5.0 million in 2005. In both the years ended December 31, 2007 and 2006, we incurred amortization expense of $1.2 million, as a result of the acquisition of Openera in February 2006. We also incurred stock-based compensation expense of $5.1 million and $4.8 million during the years ended December 31, 2007 and 2006, with the adoption of SFAS 123R on January 1, 2006. These amounts include stock-based compensation expense of $2.8 million and $2.5 million for the years ended December 31, 2007 and 2006, respectively, related to the restricted stock and common stock consideration used to purchase Openera in February 2006. There was no stock-based compensation expense in 2005.

        Our cash flows from operating activities are also affected by changes in our operating assets and liabilities. As of December 31, 2007, 2006 and 2005, DSO from continued and discontinued operations, collectively, were 57 days, 49 days and 56 days, respectively. DSO is significantly affected by the timing of customer shipments and invoicing. For most of our products, we invoice at the time of shipment. For other of our products, we partially invoice our customers at the time of order receipt, with the remainder of the order being invoiced at certain milestones. Deferred revenues represents inventory in the channel, systems shipped to customers from which we are awaiting acceptance or other deferred elements of a contract, maintenance and support services billed but not yet delivered and managed services where revenue is not yet recognized. For the year ended December 31, 2007, cash flows used in accounts receivable and deferred revenue activity were $(0.5) million and $(0.8) million, respectively. These balances may vary based on timing of invoicing, cash receipts and timing of revenue recognition. For the year ended December 31, 2007, we utilized cash aggregating $1.6 million related to the restructuring activities taken in the second half of 2006.

        Our cash flows used in investing activities were primarily driven by the purchases of fixed assets and other long term assets and purchases and maturities of our marketable securities. On December 21, 2007, we sold our NI division to Verso for consideration of $850,000 and 5,374,033 shares of Verso common stock, which was valued at $1.8 million as of December 31, 2007.

        As part of our board of director's plan to repurchase our common stock, we used $23.3 million in 2006 to repurchase 7,888,985 shares of our common stock. The stock repurchase programs were completed in September 2006.

        In connection with the acquisition of Openera, we acquired debt of $0.7 million which was repaid in 2006. For the year ended December 31, 2005, we used $20.9 million to repurchase $19.9 million of debt obligations, which were fully retired in October 2005, and related interest of $1.0 million.

Off-Balance Sheet Arrangements

        We do not have any off-balance sheet financing arrangements, other than property and equipment operating leases that are disclosed in the contractual obligations table below and in our consolidated financial statements, nor do we have any transactions, arrangements or other relationships with any special purpose entities established by us, at our direction or for our benefit. The following table details our future contractual payment obligations.

Contractual Obligations

	Payments due by Period
(In Thousands)	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years	All other
Operating lease obligations	$15,877	$4,247	$6,548	$4,493	$589	$—
Purchase obligations	3,808	3,808	—	—	—	—
Uncertain tax positions and related interest	714	—	—	—	—	714

Total contractual obligations	$20,399	$8,055	$6,548	$4,493	$589	$714

        Operating lease obligations do not include estimated sublease income of $2.3 million, which is expected to be received over the next five years. Purchase obligations are open purchase orders defined as agreements to purchase goods or services that are enforceable and legally binding and that specify all significant terms, including: fixed or minimum quantities to be purchased; fixed, minimum or variable pricing provisions; and the approximate timing of the transactions. These obligations primarily relate to components, software licenses and services, and equipment maintenance services. The amounts are based on our contractual commitments.

        Our agreement with one of our manufacturers, Plexus, requires Plexus to turn NMS-related inventory at least eight times per year. If this condition is not met, we must purchase enough inventory to bring Plexus up to eight turns. At December 31, 2007, we satisfied the eight turn goal. As such, we have not included any amounts in the table of contractual obligations related to our commitment with Plexus at December 31, 2007. We can only ascribe value to such commitment when we have not met the condition as determined at a specific point in time, based on facts and circumstances. We have no such arrangements with our other third-party contract manufacturer.

        As of December 31, 2007, we recorded a liability related to uncertain tax positions of $587,000 and related interest of $127,000. In January 2008, we paid $182,000 of taxes and interest, related to an uncertain tax position recorded in 2007. We are unable to reasonably estimate the timing of the remainder uncertain tax positions and related interest in individual years beyond 12 months due to uncertainties in the timing of the effective settlements of tax positions.

Recent Accounting Pronouncements

        In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles ("GAAP") and expands disclosures about fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements, the FASB having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, SFAS 157 does not require any new fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years, with earlier adoption permitted. The provisions of SFAS 157 should be applied prospectively as of the beginning of the fiscal year in which it is initially applied, with limited exceptions. We are currently evaluating the provisions of SFAS 157.

        In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities, including an amendment of FASB Statement No. 115 ("SFAS 159"). SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS 159 does not affect any existing accounting literature that requires certain assets and liabilities to be carried at fair value. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007. We do not expect our adoption of this new standard to have a material impact on our financial position, results of operations or cash flows.

        In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations ("SFAS 141R") and SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements, an amendment of Accounting Research Bulletin No. 51 ("SFAS 160"). SFAS 141R will change how business acquisitions are accounted for and will impact financial statements both on the acquisition date and in subsequent periods. SFAS 160 will change the accounting and reporting for minority interests, which will be recharacterized as noncontrolling interests and classified as a component of equity. The provisions of SFAS 141R and SFAS 160 are effective for fiscal years beginning on or after December 15, 2008. We are currently evaluating the impact that SFAS 141R and SFAS 160 will have on our results of operations or financial condition.

ITEM 7A.    QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Foreign Currency Exchange Risk

        We maintain sales and business operations in foreign countries. As such, we have exposure to adverse changes in exchange rates associated with operating expenses of our foreign operations. The majority of our orders are billed in U.S. dollars, however, we do accept orders and bill in currencies other than U.S. dollars. We regularly monitor the level of non-U.S. dollar accounts receivable balances to determine if any actions should be taken to minimize the impact of fluctuating exchange rates on our results of operations.

        Our exposure to foreign currency exchange risk also relates to the remeasurement of our intercompany balances. The balances are remeasured at each reporting period, at the current foreign exchange rates.

Interest Rate Sensitivity

        We had cash and cash equivalents of $20.2 million and short term investments of $10.0 million, which includes $1.8 million of Verso common stock, at December 31, 2007. The cash and cash equivalents are held for working capital purposes. We do not enter into investments for trading or speculative purposes. Some of the securities in which we invest, however, may be subject to market risk. This means that a change in prevailing interest rates may cause the principal amount of the investment to fluctuate. To minimize this risk, we intend to maintain our portfolio of cash equivalents and short-term investments in low-risk securities, including money market funds, certificates of deposit and U.S. government and agency bonds. As of December 31, 2007, our cash equivalents and our short-term investments were comprised of money market funds, certificates of deposit, U.S. government and agency bonds and Verso common stock. The Verso common stock is subject to market volatility. A change in the market price of the Verso common stock may cause its fair value to fluctuate.

ITEM 8.    FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of NMS Communications Corporation:

        In our opinion, the consolidated financial statements included in the index appearing under Item 15(a)(1) present fairly, in all material respects, the financial position of NMS Communications Corporation and its subsidiaries at December 31, 2007 and December 31, 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule listed in the index appearing Item 15(a)(2), presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2007, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company's management is responsible for these financial statements and financial statement schedule, for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in "Management's Report on Internal Control over Financial Reporting" appearing under Item 9A. Our responsibility is to express opinions on these financial statements, on the financial statement schedule, and on the Company's internal control over financial reporting based on our integrated audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

        As discussed in Note 11 to the consolidated financial statements, the Company changed the manner in which it accounts for uncertain tax positions in 2007. Also, as discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for share-based compensation in 2006.

        A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company's assets that could have a material effect on the financial statements.

        Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
April 1, 2008

NMS Communications Corporation

Consolidated Balance Sheets

	December 31,
	2007	2006
	(In thousands, except share and per share data)
Assets
Current assets:
Cash and cash equivalents	$20,179	$25,176
Marketable securities	9,993	7,082
Accounts receivable, net of allowance for doubtful accounts of $113 and $829, respectively	13,762	13,270
Inventories	2,720	3,649
Prepaid expenses and other assets	3,414	3,100

Total current assets	50,068	52,277

Property and equipment, net	5,096	6,625
Goodwill	5,427	5,469
Other intangible assets, net	4,185	3,782
Other assets, net	2,964	1,177

Total assets	$67,740	$69,330

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$6,846	$3,849
Accrued expenses and other liabilities	7,557	5,952
Accrued restructuring	938	2,228
Deferred revenue	3,414	4,431

Total current liabilities	18,755	16,460

Accrued restructuring	1,811	2,104
Accrued warranty expense	171	122

Total liabilities	20,737	18,686

Commitments and contingencies (note 16)
Stockholders' equity:
Preferred stock, $0.05 par value, 3,000,000 shares authorized at December 31, 2007 and 2006, respectively, no shares issued and outstanding	—	—
Common stock, $0.01 par value, 125,000,000 shares authorized at December 31, 2007 and 2006, respectively; 52,991,435 shares issued and 45,642,905 shares outstanding at December 31, 2007 and 52,991,435 shares issued and 45,441,183 outstanding at December 31, 2006	530	530
Additional paid-in capital	433,423	428,717
Accumulated deficit	(362,821)	(353,511)
Accumulated other comprehensive loss	(2,396)	(2,762)
Treasury stock, at cost, 7,348,530 shares at December 31, 2007 and 7,550,252 shares at December 31, 2006	(21,733)	(22,330)

Total stockholders' equity	47,003	50,644

Total liabilities and stockholders' equity	$67,740	$69,330

The accompanying notes are an integral part of the consolidated financial statements.

NMS Communications Corporation

Consolidated Statements of Operations

	Year Ended December 31,
	2007	2006	2005
	(In thousands except for per share data)
Revenues	$82,452	$95,973	$108,559
Cost of revenues	31,445	33,063	37,489

Gross profit	51,007	62,910	71,070
Operating expenses:
Selling, general and administrative	41,620	44,269	35,437
Research and development	18,200	21,798	21,960
Restructuring and other related charges	—	5,469	—

Total operating expenses	59,820	71,536	57,397

Operating income (loss)	(8,813)	(8,626)	13,673
Other income (expense):
Interest income	1,213	1,730	1,643
Interest expense	—	—	(878)
Other	(669)	(786)	590

Other income, net	544	944	1,355

Income (loss) from continuing operations before income taxes	(8,269)	(7,682)	15,028
Income tax expense	306	377	521

Income (loss) from continuing operations	(8,575)	(8,059)	14,507

Loss from discontinued operations (net of income tax benefit of $90, $139 and $153, respectively)	(2,366)	(7,692)	(9,535)
Gain on disposal of discontinued operations (net of income tax expense of $6)	1,631	—	—

Net income (loss)	$(9,310)	$(15,751)	$4,972

Net income (loss) from continuing operations per common share—basic and diluted	$(0.20)	$(0.17)	$0.30

Net income (loss) per common share—basic and diluted	$(0.21)	$(0.33)	$0.10

Shares used in net income (loss) per common share—basic	43,953	48,467	47,884

Shares used in net income (loss) per common share—diluted	43,953	48,467	48,285

The accompanying notes are an integral part of the consolidated financial statements.

NMS Communications Corporation

Consolidated Statements of Stockholders' Equity

						Treasury stock
	Common Stock				Accumulated other comprehensive income (loss)
			Additional paid-in capital	Accumulated deficit			Amount (at cost)	Total stockholders' equity	Comprehensive Income (loss)
(In thousands)	Shares	Amount				Shares
Balance, December 31, 2004	47,369	$474	$412,989	$(342,732)	$(2,300)	—	$—	$68,431

Exercise of common stock options	898	8	1,560					1,568
Issuance of common stock under employee purchase plan	145	2	390					392
Change in market value of securities available for sale					95			95	95
Foreign currency translation adjustment					(1,363)			(1,363)	(1,363)
Net income				4,972				4,972	4,972

Balance, December 31, 2005	48,412	$484	$414,939	$(337,760)	$(3,568)	—	$—	$74,095	$3,704

Exercise of common stock options	534	5	518			(275)	812	1,335
Issuance of common stock under employee purchase plan	67	1	141			(64)	190	332
Repurchase of common stock						7,889	(23,332)	(23,332)
Issuance of common stock and restricted stock under Openera acquisition	3,978	40	7,774					7,814
Issuance of vested common stock options under Openera acquisition			577					577
Stock based compensation			4,768					4,768
Change in market value of securities available for sale					15			15	15
Foreign currency translation adjustment					791			791	791
Net loss				(15,751)				(15,751)	(15,751)

Balance, December 31, 2006	52,991	$530	$428,717	$(353,511)	$(2,762)	7,550	$(22,330)	$50,644	$(14,945)

Exercise of common stock options			(291)			(114)	339	48
Issuance of common stock under employee purchase plan			(131)			(87)	258	127
Stock based compensation			5,128					5,128
Change in market value of securities available for sale					(53)			(53)	(53)
Foreign currency translation adjustment					419			419	419
Net loss				(9,310)				(9,310)	(9,310)

Balance, December 31, 2007	52,991	$530	$433,423	$(362,821)	$(2,396)	7,349	$(21,733)	$47,003	$(8,944)

The accompanying notes are an integral part of the consolidated financial statements.

NMS Communications Corporation

Consolidated Statements of Cash Flows

	Years Ended December 31,
	2007	2006	2005
	(In thousands)
Cash flow from operating activities:
Net income (loss)	$(9,310)	$(15,751)	$4,972
Adjustments to reconcile net income (loss) to cash provided by (used in) operating activities:
Depreciation of property and equipment	2,848	2,832	2,774
Gain on disposal of discontinued operations	(1,631)	—	—
Amortization of managed services assets	170	—	—
Amortization of other intangibles	1,168	1,218	—
Amortization (accretion) of marketable securities	29	(484)	(210)
Stock based compensation expense	5,128	4,768	—
Loss on disposal of property and equipment	94	367	164
Foreign exchange translation loss (gain)	343	433	(378)
Write-off and amortization of debt issuance costs	—	—	131
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	(492)	4,218	(2,580)
Inventories	737	(805)	602
Prepaid expenses and other assets	(121)	907	(1,160)
Accounts payable	3,118	(1,170)	514
Accrued expenses and other liabilities	427	(5,573)	(129)
Accrued restructuring	(1,583)	3,416	(393)
Deferred revenue	(848)	171	(661)

Cash (used in) provided by operating activities	77	(5,453)	3,646

Cash flow from investing activities:
Purchases of property and equipment	(1,714)	(2,864)	(3,337)
Purchases of managed services assets	(1,662)	(224)	—
Purchases of licenses	(1,571)	—	—
Purchases of marketable securities	(9,805)	(23,580)	(42,321)
Proceeds from the maturity of marketable securities	8,750	28,000	78,440
Proceeds from sale of the NI division	850	—	—
Cash acquired through acquisition of a business	—	42	—

Cash provided by (used in) investing activities	(5,152)	1,374	32,782

Cash flow from financing activities:
Repayment of debt	—	(715)	(19,942)
Repurchase of common stock	—	(23,332)	—
Proceeds from issuance of common stock	175	1,667	1,960

Cash (used in) provided by financing activities	175	(22,380)	(17,982)

Effect of exchange rate changes on cash	(97)	423	(1,038)

Net increase (decrease) in cash and cash equivalents	(4,997)	(26,036)	17,408

Cash and cash equivalents, beginning of year	25,176	51,212	33,804

Cash and cash equivalents, end of year	$20,179	$25,176	$51,212

Supplemental cash flow information:
Interest paid	$—	$—	$997
Taxes paid	$598	$276	$251
Acquisition of Openera:
Fair value of assets acquired, net of cash acquired	$—	$11,485	$—
Fair value of liabilities acquired	$—	$2,775	$—
Receipt of Verso common stock from sale of NI division	$1,881	$—	$—

The accompanying notes are an integral part of the consolidated financial statements.

 Notes to Consolidated Financial Statements

1—Summary of Significant Accounting Policies

Business Description

        NMS Communications Corporation is a provider of enabling technologies, platforms and systems to wireless and wireline telecommunications operators and network equipment and application providers. The Company's products, which include systems building blocks, service delivery systems and personalized mobile entertainment applications, voice quality systems, and services address a wide range of customers' needs as they seek to develop and deploy enhanced voice and data services and applications, and improve the quality and efficiency of communications networks. Telecommunications operators use the Company's products to improve customer acquisition and retention, diversify revenue streams and reduce operating costs and capital expenditures. Network equipment and application providers use the Company's products to help deploy leading technology solutions for their telecommunication operator and enterprise customers in a timely and cost-effective manner. The Company sells its products worldwide through its direct sales force as well as through channel partners. The Company's customers include leading telecommunications operators and network equipment and application providers.

Principles of Consolidation

        The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. Intercompany balances and transactions have been eliminated in consolidation.

Use of Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an on-going basis, management evaluates estimates related to the allowance for doubtful accounts and sales returns, write-down of excess and obsolete inventories to the lower of cost or market value, the realizability of goodwill and other long-lived assets, income taxes, restructuring and other related charges, and accounting for acquisitions. Management establishes these estimates based on historical experience and various assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

Foreign Currency Translation

        Assets and liabilities of the Company's subsidiaries operating outside the United States, which operate in a functional currency other than U.S. dollars, are translated into U.S. dollars using year-end exchange rates. Revenues and expenses are translated at the average exchange rates effective during the year. Foreign currency translation gains and losses are included as a component of accumulated other comprehensive income (loss) within stockholders' equity. Gains and losses resulting from foreign currency transactions are included in other income (expense), net. The foreign currency translation gain or loss generated by the remeasurement of our intercompany debt at each reporting period is recorded as a component of accumulated other comprehensive income (loss) within stockholders' equity, since the Company expects those loans to be permanently reinvested.

Revenue Recognition

        The Company derives its revenue from two sources: (i) sales of products, including hardware and software licenses; and (ii) services, including maintenance and support services, software updates, professional services and managed services. Maintenance and support services consist of on-site support, telephone and on-line support, and training. Professional services projects may consist of multiple elements including hardware and/or software installation, configuration, integration and customization services provided to customers. Managed services consist of supplying, outsourcing and/or maintaining systems for the benefit of customers. These systems may be Company owned pursuant to managed services arrangements or customer owned pursuant to a cap-ex arrangement.

        The Company sells its products and services through its direct sales force and through channel partners, which include resellers, distributors and system integrators. When the software is more than incidental and is essential to the functionality of the hardware, the Company recognizes revenue in accordance with the provisions of the American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") 97-2, Software Revenue Recognition ("SOP 97-2"), and related interpretations. The Company recognizes revenue from the sale of products when persuasive evidence of an arrangement exists; delivery has occurred; the fee is fixed or determinable; and collection is considered probable. For all sales, the Company uses a binding contract and/or a purchase order as evidence of an arrangement with the customer or channel partner. Sales to the Company's channel partners are evidenced by a master agreement governing the relationship, together with binding purchase orders for individual transactions. The Company considers delivery to occur when it ships the product, so long as title and risk of loss have passed to the customer. At the time of a transaction, the Company assesses whether the sale amount is fixed or determinable based upon the terms of the documented agreement. If the Company determines the fee is not fixed or determinable, the Company recognizes revenue when the fee is fixed. The Company assesses if collection is probable based on a number of factors, including past transaction history and the creditworthiness of the customer. If the Company determines that collection is not probable, the Company does not record revenue until such time as collection becomes probable, which is generally upon the receipt of cash or when payments become due.

        For arrangements with customers that include acceptance provisions, the Company recognizes revenue upon the customer's acceptance of the product, which occurs upon the earlier of receipt of a written customer acceptance or expiration of the contractual acceptance period. In accordance with SOP 97-2, in some circumstances, the Company recognizes revenue on arrangements that contain certain acceptance provisions when it has historical experience that the acceptance provision is perfunctory.

        When an arrangement involves multiple elements, such as hardware and software products, maintenance and/or professional services, the Company allocates the entire sale price to each respective element based on vendor specific objective evidence ("VSOE") of fair value for each undelivered element. When arrangements contain multiple elements and VSOE of fair value only exists for all undelivered elements, the Company recognizes revenue for the delivered elements using the residual method in accordance with the provisions of the AICPA SOP 98-9, Modification of SOP 97-2, Software Revenue Recognition, With Respect to Certain Transactions ("SOP 98-9"). The residual method requires that the portion of the total arrangement fee attributable to undelivered elements, as indicated by VSOE of fair value, be deferred and subsequently recognized when delivered. The Company establishes VSOE of fair value for undelivered elements based on either substantial renewal rates of maintenance and support agreements, the price the Company charges when the same element is sold separately, or the price established by management who have the relevant authority to set prices for an element not yet sold separately. For arrangements containing multiple elements where VSOE of fair value does not exist for all undelivered elements, the Company defers revenue for the delivered and undelivered elements until VSOE of fair value exists for all undelivered elements or all elements have been delivered.

        In accordance with Statement of Financial Accounting Standards ("SFAS") No. 48 Revenue Recognition when Right of Return Exists ("SFAS 48"), the Company recognizes revenue upon shipment of products to its stocking distributors, net of estimated returns. The Company offers quarterly return rights to a limited number of channel partners that allow the channel partner to exchange a percentage of its inventory based on its prior purchases. The Company provides for these return rights each quarter in an amount equal to estimated returns.

        When selling to resellers and distributors, the Company defers revenue until collection is deemed probable. When revenue is deferred, if reliable reporting from the reseller or distributor exists, the Company will recognize revenue when the reseller or distributor sells the product to an end-user ("sell-through"). Where reliable reporting does not exist, revenue will be recognized upon the Company's receipt of payment, or in limited circumstances, upon receipt of a letter of credit or similar arrangement.

        Services revenue is primarily comprised of professional services, maintenance and support services and managed services. The Company recognizes revenue from professional services as the services are performed. Maintenance and support services, which are typically sold separately from products, consist of on-site support, telephone and on-line support and training. The Company defers maintenance and support services revenue, whether sold separately or as part of a multiple element arrangement, and recognizes it ratably over the term of the maintenance contract, generally twelve months. The Company provides managed services under long term arrangements, typically two to three years. The arrangements may contain provisions requiring customer acceptance of the set-up activities, including installation and implementation activities, prior to the commencement of the ongoing services arrangement. The Company recognizes maintenance and support and managed services revenue in accordance with the Securities and Exchange Commission ("SEC") Staff Accounting Bulletin ("SAB") No. 101, Revenue Recognition in Financial Statements, as amended by SEC Staff Accounting Bulletin SAB No. 104, Revenue Recognition. Accordingly, amounts are earned when all of the following conditions are satisfied: there is persuasive evidence of an arrangement; the service has been provided to the customer; the amount of fees to be paid by the customer is fixed or determinable; and the collection of fees from the customer is reasonably assured.

        Service revenue represents less than 10% of revenue for each of the years ended December 31, 2007, 2006 and 2005.

        When there are shipping and handling fees, the Company invoices customers for such fees. The Company recognizes the invoiced amounts as revenue and the related costs as a cost of revenue.

Capitalization of Managed Services Costs

        The Company capitalizes certain costs associated with the set-up activities of a managed services arrangement. These costs represent incremental external costs or internal costs that are directly related to the set-up, enhancement or expansion of certain managed services offerings. The types of costs that are capitalized include labor and related fringe benefits, subcontractor costs, consulting costs, travel costs, inventory costs and third party product costs. The Company begins to capitalize costs in the period when there is existence of an arrangement. Managed services arrangements may also require the procurement of equipment, development of internally developed software and consulting services related to system enhancements and expansions. These related costs are also capitalized. The Company amortizes these capitalized costs upon acceptance or commercial launch of the initial set-up, enhancement or expansion over the expected relationship period or the expected economic useful life, as appropriate, using the straight-line method. Expenses incurred to maintain and sustain the service delivery after the initial setup, enhancement or expansion of a managed services arrangement are expensed as incurred. The Company evaluates the lives and realizability of the capitalized costs on a periodic basis or when events or circumstances indicate that its carrying amount may not be recoverable.

        In the event indications exist that a capitalized managed services cost balance to a particular contract may be impaired, undiscounted estimated cash flows of the contract are projected over its remaining expected term and compared to the unamortized managed services contract cost balance. If the projected cash flows are not adequate to recover the unamortized cost balance, the balance would be adjusted to equal the contract's fair value in the period such determination is made. The primary indicator used to determine when impairment testing should be performed is when a contract is materially underperforming, or is expected to materially underperform in the future, as compared to the financial model that was developed as part of the original proposal process and subsequent annual budgets.

Capitalization of Software Development Costs

        The Company capitalizes software development costs incurred after a product's technological feasibility has been established and before it is available for general release to customers. Amortization of capitalized software costs is computed on an individual product basis and is the greater of a) the ratio that current gross revenues for a product bear to the total of current and anticipated future gross revenues of that product or b) the straight-line method over the estimated economic life of the product. Costs qualifying for capitalization have been immaterial for all periods presented and, accordingly, have not been capitalized.

Cash Equivalents

        Cash equivalents include short-term investments with remaining maturities of three months or less at date of purchase.

Accounts Receivable

        The Company's accounts receivable balances are composed of trade receivables. The Company has recorded receivables associated with product and services that have been delivered but not yet accepted.

        The Company establishes allowances against doubtful accounts for potential credit losses when it determines receivables are at risk for collection based upon the length of time the receivables are outstanding, as well as various other criteria. Receivables are written off against these allowances in the period they are determined to be uncollectible.

        The Company does not require collateral on accounts receivable or letters of credit on all foreign export sales. The Company evaluates its customers' creditworthiness before extending credit and performs periodic credit reviews on existing customers.

Investments

        The Company classifies all of its investments in marketable securities as available-for-sale securities. These securities are stated at market value, with unrealized gains and losses reflected in other comprehensive income (loss) in stockholders' equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization and accretion are included in interest income. Realized gains and losses on marketable securities are included in earnings and are derived using the specific identification method for determining the cost of securities. The Company periodically evaluates the carrying value of its investments for other-than-temporary impairment.

Advertising

        Advertising costs are expensed in the period when incurred and were immaterial for each of the years presented.

Inventories

        Inventories are stated at the lower of cost (first-in, first-out method) or market. Inventories consist of raw materials, work in process, finished goods and inventory at customer sites. Inventory at customer sites represents inventory associated with product that has not yet been accepted by the customer. Write-downs of inventory to lower of cost or market value are based primarily on the estimated forecast of product demand and production requirements over the next twelve months.

Property and Equipment

        Property and equipment are recorded at cost. Depreciation is based on the following estimated useful lives of the assets using the straight-line method:

Machinery and equipment	3 years
Computer software and equipment	3-5 years
Furniture and fixtures	5 years
Telecommunications computer equipment	5 years
Leasehold improvements	Shorter of the lease term or economic life

        Expenditures for additions, renewals and betterments of property and equipment are capitalized. Expenditures for repairs and maintenance are charged to expense as incurred. As assets are retired or sold, the related cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the results of operations.

Goodwill and Other Intangible Assets

        In accordance with SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"), goodwill is reviewed for impairment on an annual basis, or more frequently if events or circumstances indicate that the carrying value may not be recoverable. As of December 31, 2007, the Company performed its annual test of goodwill allocated to the LiveWire Mobile division to determine if there was any impairment. The Company determined that the LiveWire Mobile reporting unit's fair value exceeded the carrying value of its net assets, using the income valuation method. Accordingly, no impairment was recorded in 2007. Estimating future cash flows requires management to make projections that can differ materially from actual results. The Company evaluated the useful lives assigned to its other intangible assets, which resulted in no changes to such useful lives. Other intangible assets arose from the acquisition of Openera in February 2006, which are amortized over their respective estimated economic useful lives.

Discontinued Operations

        In the fourth quarter of 2007, the Company sold its NI division and certain assets and liabilities of the NI division to Verso Technologies, Inc. ("Verso"), and recognized a $1.6 million gain (net of income tax expense of $6,000). In accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-lived Assets ("SFAS 144"), the operating results of the NI division have been reclassified as a discontinued operation in the consolidated statement of operations and related disclosures in the Notes to the consolidated financial statements for all historical reporting periods.

Long-Lived Assets

        In accordance with SFAS 144, the Company performs reviews for the impairment of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment loss is recognized when estimated undiscounted future cash flows expected to result from the use of the asset and its eventual disposition are less than its carrying amount. If future expected undiscounted cash flows are insufficient to recover the carrying value of the assets, then an impairment loss is recognized based upon the excess of the carrying value of the asset over the anticipated cash flows on a discounted basis.

        The Company also reviews any legal and contractual obligations associated with the retirement of its long-lived assets and records assets and liabilities, as necessary, related to the cost of such obligations. Costs associated with such obligations that are reasonably estimable and probable are accrued and expensed, or capitalized as appropriate. The asset recorded shall be recorded during the period in which it occurs and shall be amortized over the useful life of the related long-lived tangible asset. The liability recorded is relieved when the costs are incurred to retire the related long-lived tangible asset.

Research and Development

        Research and development expenses consist primarily of salaries, personnel expenses and prototype fees related to the design, development, testing and enhancement of the Company's products. All research and development costs are expensed as incurred.

Financial Instruments

        The Company's financial instruments include cash, marketable securities, accounts receivable, debt and accounts payable. The fair value of marketable securities, accounts receivable and accounts payable are equal to their carrying value at December 31, 2007 and 2006. Debt obligations were repaid in 2006 and 2005. Debt is recorded at its face value.

Restructuring and Other Related Charges and Accrued Restructuring

        The Company continually evaluates its staffing levels to meet its business objectives and its strategy to reduce its cost of operations. Severance costs are reviewed periodically to determine whether a severance charge is required to be recorded in accordance with SFAS No. 112, Employers' Accounting for Post-employment Benefits, ("SFAS 112"). The provisions of SFAS 112 require the Company to accrue post-employment benefits if certain specified criteria are met. Post-employment benefits include salary continuation, severance benefits and continuation of benefits such as health and life insurance.

        From time to time, the Company will announce reorganization plans that may include eliminating positions within the Company. Each plan is reviewed to determine whether a restructuring charge is required to be recorded in accordance with SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities, ("SFAS 146"). The provisions of SFAS 146 require the Company to record an estimate of the fair value of any termination costs based on certain facts, circumstances and assumptions, including specific provisions included in the underlying reorganization plan. Also from time to time, the Company may cease to use certain facilities prior to expiration of the underlying lease agreements. Exit costs are reviewed in each of these circumstances on a case-by-case basis to determine whether a restructuring charge is required to be recorded in accordance with SFAS 146. The provisions of SFAS 146 require the Company to record an estimate of the fair value of the exit costs based on certain facts, circumstances and assumptions, including remaining minimum lease payments, potential sublease income and specific provisions included in the underlying lease agreements.

        Subsequent to recording such accrued liabilities, changes in market or other conditions may result in changes to assumptions upon which the original liabilities were recorded that could result in an adjustment to the liabilities and, depending on the circumstances, such adjustment could be material.

Income Taxes

        The provision for income taxes is computed based on pre-tax income included in the consolidated statements of operations. The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement carrying amounts and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

        The Company determines its effective tax rate by dividing its income tax expense by its income before taxes as reported in its consolidated statement of operations. For reporting periods prior to the end of the Company's fiscal year, the Company records income tax expense based upon an estimated annual effective tax rate. This rate is computed using the statutory tax rate and an estimate of annual net income adjusted for an estimate of non-deductible expenses.

        On January 1, 2007, the Company adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB SFAS No. 109, Accounting for Income Taxes ("SFAS 109"). FIN 48 prescribes a recognition threshold and measurement attributes for the financial statement recognition and measurement of a tax position taken in or expected to be taken in a tax return. This interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and disclosure and transition. The Company had no adjustments to retained earnings as a result of the implementation of FIN 48. The Company has established a valuation allowance against net deferred tax assets in certain jurisdictions including the United States, because the Company believes that it is more likely than not that the tax assets in those jurisdictions will not be realized prior to their expiration. The Company will continue to assess the valuation allowance and to the extent it is determined that such allowance is no longer required, the tax benefit of the remaining net deferred tax assets would be recognized in the future. As of December 31, 2007 and December 31, 2006, the Company had accrued $0.6 million and $0.4 million for uncertain tax positions, respectively, all of which will impact the Company's effective tax rate when recognized. It is reasonably possible that the total amount of unrecognized tax benefits will increase or decrease in the next 12 months. Such changes would occur based on the results of ongoing tax audits in various jurisdictions around the world. As of the filing date of this annual report on Form 10-K, an estimate of the range of reasonably possible outcomes cannot be made. Estimated interest and penalty charges related to unrecognized tax benefits are classified as income tax expense in the accompanying consolidated statements of operations. At December 31, 2007 and 2006, the Company had $127,000 and $75,000, respectively, of accrued interest expense related to uncertain tax positions, which is recorded as a component of tax expense.

        The evaluation of a tax position in accordance with FIN 48 is a two-step process. The first step is recognition: The enterprise determines whether it is more likely than not that a tax position will be sustained upon examination, including resolution of any litigation. The second step is measurement: A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution.

Stock Option and Stock Purchase Plans

        Effective January 1, 2006, the Company implemented the provisions of SFAS No. 123 (revised 2004), Share-Based Payment ("SFAS 123R") and related interpretations. (See Note 2 of Notes to Consolidated Financial Statements). SFAS 123R requires that all share-based payments to employees, including grants of stock options, be recognized in the financial statements based on their fair value. The Company selected the modified prospective transition method for implementing SFAS 123R, and began recognizing compensation expense for stock-based awards granted on or after January 1, 2006, plus any unvested awards granted prior to January 1, 2006. Under this transition method, prior periods have not been restated. Stock-based compensation expense for awards granted on or after January 1, 2006, is based on the grant date fair value calculated in accordance with the provisions of SFAS 123R. Stock-based compensation related to any unvested awards granted prior to January 1, 2006, is based on the grant date fair value calculated in accordance with the original provisions of SFAS No. 123, Accounting for Stock-Based Compensation. The fair value of the Company's stock-based awards, less estimated forfeitures, is amortized over the awards' vesting periods on a straight-line basis.

        Prior to the adoption of SFAS 123R, the Company accounted for the costs of its stock-based employee compensation plans under Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees ("APB 25"), and related interpretations. Under APB 25, compensation cost was not recognized for substantially all options granted because the exercise price was at least equal to the market value of the underlying common stock on the date of grant.

        The fair value of each option award on the grant date was estimated using the Black-Scholes option-pricing model with the following assumptions: expected dividend yield, expected stock price volatility, weighted average risk-free interest rate and weighted average expected life of the options. Under SFAS 123R, the Company's expected volatility assumption used in the Black-Scholes option-pricing model was based exclusively on historical volatility and the expected life assumption was established based upon an analysis of historical option exercise behavior. The risk-free interest rate used in the Black-Scholes model was based on the implied yield currently available on U.S. Treasury zero-coupon issues with a remaining term approximately equal to the Company's expected term assumption. The Company has never declared or paid any cash dividends on the Common Stock and has no current plans to pay cash dividends on the Common Stock. The payment of any future cash dividends will be determined by the Company's board of directors in light of conditions then existing, including the Company's earnings, financial condition and capital requirements, restrictions in financing agreements, business conditions, tax laws, certain corporate law requirements and various other factors.

        The choice of a valuation technique, and the approach utilized to develop the underlying assumptions for that technique, involve significant judgments. These judgments reflect management's assessment of the most accurate method of valuing the stock options the Company issues, based on historical experience, knowledge of current conditions and beliefs of what could occur in the future given available information. The Company's judgments could change over time as additional information becomes available, or the facts underlying the assumptions change over time. Any change in judgments could have a material impact on the Company's financial statements. The Company believes that these estimates incorporate all relevant information and represent a reasonable approximation in light of the difficulties involved in valuing non-traded stock options.

Basic and Diluted Net Earnings (Loss) Per Common Share

        Basic net earnings (loss) per common share are computed by dividing net income (loss) by the weighted-average number of common shares outstanding during the period. Diluted net earnings (loss) per common share is computed by dividing the net income (loss) by the sum of the weighted-average number of common shares outstanding plus all additional common shares that would have been outstanding if potentially dilutive common stock equivalents had been issued. Outstanding treasury stock is excluded from the computations of basic and diluted net earnings (loss) per share.

Recent Accounting Pronouncements

        In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles ('GAAP") and expands disclosures about fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements, the FASB having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, SFAS 157 does not require any new fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years, with earlier adoption permitted. The provisions of SFAS 157 should be applied prospectively as of the beginning of the fiscal year in which it is initially applied, with limited exceptions. The Company is currently evaluating the provisions of SFAS 157.

        In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities, including an amendment of FASB Statement No. 115 ("SFAS 159"). SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS 159 does not affect any existing accounting literature that requires certain assets and liabilities to be carried at fair value. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The Company does not expect the adoption of this new standard to have a material impact on the Company's financial position, results of operations or cash flows.

        In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations ("SFAS 141R") and SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements, an amendment of Accounting Research Bulletin No. 51 ("SFAS 160"). SFAS 141R will change how business acquisitions are accounted for and will impact financial statements both on the acquisition date and in subsequent periods. SFAS 160 will change the accounting and reporting for minority interests, which will be recharacterized as noncontrolling interests and classified as a component of equity. The provisions of SFAS 141R and SFAS 160 are effective for fiscal years beginning on or after December 15, 2008. The Company is currently evaluating the impact that SFAS 141R and SFAS 160 will have on the Company's results of operations or financial condition.

2—Stock-Based Compensation

        The following table presents stock-based compensation expense, inclusive of expense associated with discontinued operations, by the type of award and the effect of recording stock-based compensation expense in the Company's consolidated statements of operations for the years ended December 31, 2007 and 2006 under SFAS 123R:

	Year Ended December 31,
(In thousands, except per share data)	2007	2006
Stock-based compensation expense by type of award:
Stock options	$2,324	$1,939
Restricted stock and options	2,770	2,548
Employee stock purchase plan	34	307

Total stock-based compensation expense	$5,128	$4,794

Effect on earnings per share
Increase to basic and diluted loss per share	$0.12	$0.10
Effect of stock-based compensation on income by line item:
Cost of revenues	$263	$98
Selling, general and administrative	4,398	4,247
Research and development	373	245
Discontinued operations	94	204

Total stock-based compensation expense	$5,128	$4,794

        The Company estimates the fair value of each equity award (i.e. stock options, restricted stock and options, and stock related to the employee stock purchase plan) using the Black-Scholes pricing model. This valuation model uses the exercise price of the award and the following significant assumptions: the expected term of the award, the expected volatility of the Company's common stock over the expected term, the risk-free interest rate over the expected term, and the Company's expected annual dividend yield. The Company believes that the valuation method and the approach utilized to develop the underlying assumptions are appropriate in calculating the fair values of the Company's equity awards on respective grant dates during the years ended December 31, 2007 and 2006. Estimates of fair value are not intended to predict actual future events or the value ultimately realized by persons who receive equity awards.

        Assumptions used to determine the fair value of stock options granted during the years ended December 31, 2007 and 2006, using a Black-Scholes valuation model were:

Year Ended December 31,
(In thousands, except per share data)	2007	2006
Expected term(1)	3.3 to 4.2 years	3.25 to 3.5 years
Expected common stock price volatility(2)	61 to 71%	69 to 73%
Risk-free interest rate(3)	2.4 to 5.0%	4.4 to 5.2%
Expected annual dividend yield	—	—

(1)
The expected term of options granted during the year ended December 31, 2007 was determined based on our historical stock option exercise experience. The expected term for options granted during the year ended December 31, 2006 was estimated based on the midpoint between the vesting date and the end of the contractual term, known as the "simplified method" as described by SAB No. 107.

(2)
The expected common stock price volatility for each grant is estimated based on an average of historical daily price changes of the Company's common stock over the periods that match the expected term of the stock option.

(3)
The risk-free interest rate for each grant is based on the interest rates of zero coupon U.S. Treasury Notes in effect at the time of grant for a period approximately equal to the expected term of the stock option

        Stock-based compensation expense related to the Purchase Plan (as defined below) was determined using the Black-Scholes valuation model. The compensation expense is recorded over the period in which the awards are earned. During the years ended December 31, 2007 and 2006, the Company recorded stock-based compensation expense based on actual shares, less a forfeiture rate and an estimate of actual shares to be issued under the Company's Employee Stock Purchase Plan in the second fiscal quarter of 2008 and 2007, respectively.

        Prior to January 1, 2006, the Company accounted for stock-based compensation to employees in accordance with APB 25 and disclosed the pro-forma stock-based compensation and its impact on net loss and net loss per share in accordance with SFAS 123. The following table illustrates the effects on net income and net income per share for the year ended December 31, 2005 if the Company had applied the fair value recognition provisions of SFAS 123 to stock-based employee awards.

Year ended December 31, 2005
Income from continuing operations—as reported	$14,507
Add: Stock-based employee compensation expense included in income from continuing operations	—
Less: Total stock-based employee compensation expense determined under the fair value method	(7,795)

Pro forma income from continuing operations	$6,712

Net income per common share:
Income from continuing operations per common share—basic and diluted as reported	$0.30

Income from continuing operations per common share—basic and diluted pro forma	$0.14

Net income—as reported	$4,972
Add: Stock-based employee compensation expense included in net income	—
Less: Total stock-based employee compensation expense determined under the fair value method	(654)

Pro forma net income	$4,318

Net income per common share:
Net income per common share—basic and diluted as reported	$0.10

Net income per common share—basic and diluted pro forma	$0.09

        In determining the stock-based compensation expense to be disclosed under SFAS 123, the Company estimated the fair value of each stock option award using the Black-Scholes valuation model. Assumptions used to determine the fair value of options granted under SFAS 123 during the year ended December 31, 2005 were:

Year ended December 31, 2005
Expected term	3.5 years
Expected stock price volatility	82%
Risk-free interest rate	4.0%
Expected dividend yield	0%

        In the fourth quarter of 2005, the Company accelerated the vesting of options to purchase 589,499 shares of common stock with exercise prices greater than or equal to $4.03 per share that were awarded to employees, officers and other eligible participants under the Company's various stock option plans. The acceleration of the vesting of these options did not result in a charge based on generally accepted accounting principles. The Company disclosed $2.9 million of pro-forma stock-based compensation for those modifications during the year ended December 31, 2005. These modifications were made in anticipation of adopting SFAS No. 123R to avoid stock-based compensation expense.

Stock Incentive Plans

        The Company has stock option and stock purchase plans authorizing various types of stock option awards that may be granted to officers, directors and employees. The following is a summary of all of the plans of the Company:

1993 Stock Option Plan

        In October 1993, the Company's Board of Directors adopted the 1993 Stock Option Plan (the "1993 Plan"). The 1993 Plan permits both incentive and non-statutory options to be granted to employees, directors and consultants. Options granted under the 1993 Plan generally vest over four years. The terms of options granted under the 1993 Plan do not exceed ten years. In March 1998, the Board of Directors adopted, and in April 1998 the Company's stockholders approved, (i) an increase in the number of shares available under the 1993 Plan from 3,000,000 to 3,800,000 and (ii) a requirement that the exercise price of options granted under the 1993 Plan be at least equal to the fair market value of the Company's common stock on the date of grant. In March 2000, the Board of Directors superseded the 1993 Plan with the Company's 2000 Equity Incentive Plan (the "2000 Plan") and no further grants under the 1993 Plan will be made. Options granted previously under the 1993 Plan will continue to be governed by the terms of the 1993 Plan. As of December 31, 2007, there were 334,000 options outstanding under the 1993 Plan. The outstanding options under the 1993 Plan were fully vested as of December 31, 2007. As of December 31, 2007, 334,000 shares of common stock have been reserved for issuance upon the exercise of stock options under the 1993 Plan.

1993 Non-Employee Directors Stock Option Plan

        In October 1993, the Company's Board of Directors adopted the 1993 Non-Employee Directors Stock Option Plan (the "Directors Plan") which provides for the purchase of up to 240,000 shares of common stock pursuant to the grant of non-statutory stock options to directors who are not employees of the Company. Options granted under the Directors Plan generally vest over four years. The terms of options granted under the Directors Plan do not exceed ten years. In March 1996 the Board of Directors adopted, and in May 1996 the Company's stockholders approved, (i) an increase in the number of shares for which options shall be granted to newly elected non-employee directors from

20,000 to 30,000 and (ii) an increase in the number of shares for which options shall be granted annually to incumbent non-employee directors from 4,000 to 10,000. In March 1999, the Board of Directors adopted, and in April 1999 the Company's stockholders approved, an increase in the number of shares available under the Directors Plan from 240,000 to 480,000 shares. The exercise price of the options may not be less than 100% of the fair market value of the Company's common stock on the date of the grant. In March 2000, the Board of Directors superseded the Directors Plan with the 2000 Equity Incentive Plan and no further grants under the Directors Plan will be made. As of December 31, 2007, there were 37,000 options outstanding under the Directors Plan. The outstanding options under the Directors Plan were fully vested as of December 31, 2007. Options granted previously under the Directors Plan will continue to be governed by the terms of the Directors Plan. As of December 31, 2007, 37,000 shares of common stock have been reserved for issuance upon the exercise of stock options under the Directors Plan.

1995 Non-Statutory Stock Option Plan

        In October 1995, the Company's Board of Directors adopted the 1995 Non-Statutory Stock Option Plan (the "1995 Plan"). The 1995 Plan expired in October 2005. The exercise price of options outstanding under the 1995 Plan is not less than 100% of the fair market value of the Company's common stock on the date of grant. Options outstanding under the 1995 Plan generally vest over two years. The terms of options granted under the 1995 Plan do not exceed ten years. As of December 31, 2007, there were 1,065,509 options outstanding under the 1995 Plan. As of December 31, 2007, there were 1,060,037 options vested under the 1995 Plan. As of December 31, 2007, 1,065,509 shares of common stock have been reserved for issuance upon the exercise of stock options under the 1995 Plan.

2000 Equity Incentive Plan

        In March 2000, the Company's Board of Directors adopted, and in April 2000 the Company's stockholders approved, the 2000 Equity Incentive Plan (the "2000 Plan"). The 2000 Plan provides for the grant of incentive stock options and stock appreciation rights to employees and non-statutory stock options, stock bonuses, rights to purchase restricted stock and other awards based on the Company's common stock (collectively, "Stock Awards") to employees, non-employee directors and consultants. On April 28, 2005, the Company's stockholders approved amendments to the 2000 Plan to (i) increase the number of shares which may be issued under the 2000 Plan by 2,050,000 shares, (ii) eliminate the Company's ability to grant non-statutory stock options at an exercise price less than fair market value of the Company's common stock on the date of grant and (iii) amend certain other terms and conditions of the 2000 Plan. The aggregate number of shares which may be issued under the 2000 Plan, as amended, is 7,050,000 plus any shares of the Company's common stock covered by options granted under the 1993 Plan and the Directors Plan (both of which are superseded by the 2000 Plan) which are forfeited, expire or are canceled. The exercise price of options granted pursuant to the 2000 Plan may not be less than the fair market value of the Company's common stock on the date of grant. Options granted under the 2000 Plan generally vest over two years except that, options granted to new hires generally vest over three years. The terms of options granted under the 2000 Plan do not exceed ten years. The terms of options granted during 2007 do not exceed 7 years. As of December 31, 2007, there were 6,468,068 options outstanding under the 2000 Plan. As of December 31, 2007, there were 3,479,972 options vested under the 2000 Plan. As of December 31, 2007, 7,286,508 shares of common stock have been reserved for issuance upon the exercise of stock options under the 2000 Plan.

2003 Employee Stock Purchase Plan

        In March 2003, the Board of Directors adopted, and in April 2003 the Company's stockholders approved, the 2003 Employee Stock Purchase Plan (the "Purchase Plan"). The Purchase Plan permits employees and officers of the Company to participate in periodic plan offerings, in which payroll deductions may be used to purchase shares of common stock. The purchase price is 85% of the lower of the fair market value at the date the offering commences or terminates. In May 2006, the Board of Directors adopted the Indian Supplement to the Purchase Plan. As a result, the Company allocated 150,000 shares from the Purchase Plan to be used for the Indian Supplement. The Company has reserved a total of 750,000 shares for the Purchase Plan. The Company issued 87,117 shares under the Purchase Plan during the year ended December 31, 2007. As of December 31, 2007, 147,341 shares of common stock have been reserved for issuance upon the exercise of stock options under the Purchase Plan.

2005 Openera Plan

        In connection with the acquisition of Openera Technologies, Inc. ("Openera") on February 24, 2006, the Company assumed the Openera 2005 Equity Incentive Plan (the "Openera Plan"). The Openera Plan provides for the grant of incentive stock options to employees and non-statutory stock options to employees, non-employee directors and advisors and consultants. A total of 762,065 shares may be issued under the Openera Plan. The exercise price of incentive stock options granted pursuant to the Openera Plan may not be less than the fair market value of the company's common stock on the date of grant. Options granted under the Openera Plan generally vest over two years except that, options granted to new hires generally vest over three years. The terms of options granted under the Openera Plan do not exceed ten years. The terms of options granted during 2007 do not exceed five years. As of December 31, 2007, there were 299,769 options outstanding under the Openera Plan. As of December 31, 2007, there were 93,710 options vested under the Openera Plan. As of December 31, 2007, 353,963 shares of common stock have been reserved for issuance upon the exercise of stock options under the Openera Plan.

2006 India Stock Option Plan

        In May 2006, the Company's Board of Directors adopted the 2006 India Stock Option Plan (the "2006 India Plan"). The 2006 India Plan provides for the grant of non-statutory stock options to purchase shares of the Company's common stock to India residents, non-executive office employees of and consultants to the Company or any of its subsidiaries. A total of 600,000 options may be issued under the 2006 India Plan. Options granted under the 2006 India Plan generally vest over two years except that, options granted to new hires generally vest over three years. The terms of options granted under the 2006 India Plan do not exceed five years. As of December 31, 2007, there were 53,475 options outstanding under the 2006 India Plan. As of December 31, 2007, there were 26,675 options vested under the 2007 India Plan. As of December 31, 2007, 602,175 shares of common stock have been reserved for issuance upon the exercise of stock options under the 2006 India Plan.

        A summary of the Company's stock option activity for the years ended December 31, 2007, 2006 and 2005 is as follows:

	Year Ended December 31,
	2007		2006		2005
	Restricted Stock Award and Options	Weighted Average Exercise Price	Restricted Stock Award and Options	Weighted Average Exercise Price	Restricted Stock Award and Options	Weighted Average Exercise Price
Outstanding at beginning of period	8,061,567	$4.06	7,679,308	$4.90	8,626,392	$8.03
Granted	2,332,812	1.39	3,467,476	2.55	2,401,202	3.49
Exercised	(114,605)	0.42	(808,922)	1.64	(908,086)	1.74
Forfeited and cancelled	(2,021,953)	4.98	(2,276,295)	5.44	(2,440,200)	15.74

Outstanding at end of period	8,257,821	3.13	8,061,567	4.06	7,679,308	4.90

Exercisable at end of period	5,031,394	4.11	4,642,062	5.07	5,551,917	5.52

        The following table summarizes outstanding stock options as of December 31, 2007:

Range of Exercise Prices	Number Outstanding	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Number Exercisable	Weighted Average Exercise Price
$0.01—$5.00	7,236,159	3.3	$2.39	4,010,678	$3.02
$5.01—$10.00	886,862	1.1	6.75	885,916	6.75
$10.01—$20.00	113,200	0.2	16.67	113,200	16.67
$20.01—$30.00	17,000	1.8	29.25	17,000	29.25
$30.01—$40.00	4,600	2.2	36.44	4,600	36.44

	8,257,821	3.0	$3.13	5,031,394	$4.11

        During the years ended December 31, 2007 and 2006, the Company granted options to purchase 2,032,812 and 3,098,301 shares, respectively, of its common stock with exercise prices equal to the fair market value of the Company's common stock on the grant date. During 2007, the Company granted a restricted stock award to an employee to purchase 300,000 shares of its common stock at an exercise price of $0.01 per share. The stock award is contingent upon continued service with the Company and vests 20% annually at the anniversary date of the original grant date.

        Options granted during the years ended December 31, 2007, 2006 and 2005, had a weighted average grant date fair value of $1.39, $2.55 and $3.49, respectively.

        In connection with the acquisition of Openera in 2006, the Company issued 369,175 options with exercise prices less than fair market value of the Company's common stock on the grant date (the "Openera Options"). The Openera Options vest 40% at the time of acquisition and 20% at the 12, 24 and 30 month intervals of the acquisition date (February 24, 2006). Openera Options to purchase 147,670 shares were vested at the acquisition date. The exercise prices of such options ranged from $0.01 to $0.03 per option.

        At December 31, 2007 and 2006, the weighted average remaining contractual terms of options outstanding were 3.0 years and 3.2 years, respectively. At December 31, 2007 and 2006, the weighted average remaining contractual terms of options exercisable were 2.0 years and 2.1 years, respectively.

        At December 31, 2007 and 2006, the aggregate intrinsic values of options outstanding were $1.1 million and $1.0 million, respectively. At December 31, 2007 and 2006, the aggregate intrinsic values of options exercisable were $0.2 million and $0.5 million, respectively. The intrinsic value of a stock option is the amount by which the market value of the underlying stock exceeds the exercise price of the option. The aggregate intrinsic value of options exercised during the years ended December 31, 2007, 2006 and 2005, were $0.1 million, $1.7 million and $2.4 million, respectively.

        At December 31, 2007, 5,031,394 stock options were vested and are expected to vest over a weighted average exercise period of 2.0 years. At December 31, 2007, these options have a weighted average exercise price of $4.11. The aggregate intrinsic value of vested options is $0.2 million at December 31, 2007.

        As of December 31, 2007, a total of 9,679,155 shares of common stock have been reserved for issuance upon the exercise of stock options. As of December 31, 2007, a total of 1,421,334 shares of common stock have been reserved for grants of stock options.

        At December 31, 2007, unrecognized compensation expense related to non-vested stock options, net of estimated forfeitures, was $2.1 million, which is expected to be recognized over a weighted average period of 1.2 years.

        The following table summarizes the activity associated with the unvested restricted shares of common stock for the years ended December 31, 2007 and 2006:

	Year Ended December 31,
	2007		2006
	Restricted Shares	Weighted Average Exercise Price	Restricted Shares	Weighted Average Exercise Price
Non-vested restricted shares at beginning of period	2,384,299	$3.48	—	$—
Issued in connection with the acquisition of Openera	—	—	2,386,511	3.48
Vested	(795,504)	3.48	—	—
Repurchased	(107,873)	3.48
Forfeited	—	—	(2,212)	3.48

Non-vested restricted shares at end of period	1,480,922	$3.48	2,384,299	$3.48

        The aggregate intrinsic values of vested and expected to vest restricted shares were $2.8 and $3.4 at December 31, 2007 and 2006, respectively.

        At December 31, 2007, non-vested restricted shares of 1,480,922 are expected to vest over a weighted average period of 0.4 years.

        At December 31, 2007, unrecognized compensation expense, net of estimated forfeitures, related to non-vested restricted stock was $1.8 million, which is expected to be recognized over a weighted average period of 0.4 years.

3—Income (Loss) per Common Share

        The following table provides the computations of basic and diluted income (loss) from continuing operations per common share and net income (loss) per common share:

	Year Ended December 31,
	2007	2006	2005
	(In thousands except per share data)
Numerator:
Income (loss) from continuing operations	$(8,575)	$(8,059)	$14,507
Income (loss) from discontinued operations (net of income tax benefit of $90, $139 and $153, respectively)	(2,366)	(7,692)	(9,535)
Gain on disposal of discontinued operations, (net income tax expense of $6)	1,631	—	—

Net income (loss)	$(9,310)	$(15,751)	$4,972

Denominator:
Shares used in net income (loss) from continuing operations per common share—basic	43,953	48,467	47,884
Dilutive stock options	—	—	401

Shares used in net income (loss) from continuing operations per common share—diluted	43,953	48,467	48,285

Net income (loss) per common share—basic and diluted
Continuing operations	$(0.20)	(0.17)	0.30
Discontinued operations	(0.01)	(0.16)	(0.20)

Net income (loss) per common share—basic and diluted	$(0.21)	(0.33)	0.10

        All of the Company's outstanding options and unvested restricted stock were anti-dilutive for the years ended December 31, 2007 and 2006 due to the net loss position of the Company. The number of options that were excluded from the calculation of diluted earnings (loss) per common share, as their inclusion would have been anti-dilutive, was 4,547,354 for the year ended December 31, 2005.

4—Acquisitions

        Effective February 24, 2006 (the "effective date"), the Company acquired (the "acquisition") Openera, with operations based primarily in Bangalore, India, for a total purchase price of $11.5 million, including transaction costs of approximately $0.4 million and liabilities assumed of $2.8 million.

        Openera developed mobile application handset solutions for converged mobile networks. Openera has developed a set of applications aimed at Internet Protocol Multimedia Subsystems (IMS) and peer-to-peer communications services. These applications include peer-to-peer video, push-to-talk over cellular, active phonebook, instant message and location-based services. Openera was allocated into the LiveWire Mobile division.

        In connection with the acquisition of Openera, the Company issued 3,977,518 shares of its common stock to employee and non-employee stockholders of Openera, subject to certain restrictions. The shares vested 40% at the effective date of the acquisition and 20% each at 12, 24 and 30 month intervals subsequent to the effective date. A total of 1,981,047 shares issued to employees are subject to their continued employment over the 30-month period following the effective date of the acquisition. These restricted shares have been excluded from the purchase price of the acquisition. The fair value of the shares issued was determined based on a five-day average market price of the Company's common stock two days before and ending two days after the acquisition was publicly announced. The table below summarizes the allocations of the shares issued:

	Shares	Fair Value
		(In thousands)
Shares issued to employees	3,301,747	$12,061
Shares issued to non-employees	675,771	2,645

Total shares issued	3,977,518	$14,706

Shares issued and included in the purchase price of Openera	1,996,471	$7,814
Shares issued and excluded from the purchase price of Openera	1,981,047	6,892

Total shares issued	3,977,518	$14,706

        In addition, the Company granted options to purchase 369,175 shares of its common stock to certain employees of Openera. The options vested 40% at the effective date of the acquisition, and 20% each at 12, 24 and 30 month intervals subsequent to the effective date. Options to purchase 221,505 shares of the Company's common stock are subject to the employees' continued employment with the Company over the 30-month period following the acquisition. The values of the unrestricted options have been excluded from the purchase price of the acquisition. The fair value of the options was estimated using the Black-Scholes valuation model. The table below summarizes the allocation of the options granted in the purchase price:

	Options	Fair Value
		(In thousands)
Options granted and included in the purchase price of Openera	147,670	$577
Options granted and excluded from the purchase price of Openera	221,505	771

Total options granted	369,175	$1,348

        The value of the vested portion of the shares and options issued in connection with the acquisition was recorded as part of the purchase price. The unvested portion is being amortized as compensation expense ratably over the 30-month period following the date of acquisition.

        The acquisition was accounted for as a purchase business combination. Accordingly, the results of the operations of Openera were included with those of the Company for periods subsequent to the date of acquisition. Proforma results of operations are not presented as the acquisition of Openera was determined not to be significant to the Company's condensed consolidated financial statements at the time of the transaction. The Company has allocated the purchase price based upon the fair values of the assets acquired and liabilities assumed on February 24, 2006. The allocation of the purchase price related to deferred revenue was finalized in the first quarter of 2007.

        The following table presents the allocation of the purchase price and the lives of the acquired intangible assets.

	Amount	Estimated Life
	(In thousands)	(In years)
Consideration exchanged:
Fair value of restricted shares issued	$7,814
Fair value of options issued	577
Transaction costs	361

	8,752
Liabilities assumed	2,775

Total purchase price	11,527
Less estimated fair value of identifiable assets acquired:
Cash and cash equivalents	42
Accounts receivable	592
Prepaid expenses and other current assets	217
Fixed assets	198
Core technology	4,000	1.8–4.8
Customer relationships	1,000	6.8
Goodwill	5,469
Other assets	9

Total assets acquired	$11,527

        In connection with the Openera acquisition, the Company assumed short-term debt of $0.7 million and repaid the obligation in March 2006. There were no expenses associated with the retirement of the debt for the year ended December 31, 2006.

5—Goodwill and Other Intangible Assets

        The Company recorded goodwill and other intangible assets as a result of the acquisition of Openera. The following table sets forth the change in the carrying amount of goodwill for the years ended December 31, 2007 and 2006, all of which is allocated to the LiveWire Mobile division:

	Year Ended December 31,
	2007	2006
	(In thousands)
Goodwill at beginning of period	$5,469	$—
Additions to goodwill	—	5,468
Effect of foreign exchange	(42)	1

Goodwill at end of period	$5,427	$5,469

        Goodwill is not deductible for tax purposes.

        The components of other intangible assets are as follows as of December 31, 2007:

	Estimated Useful Life	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(In years)		(In thousands)
Other intangible assets:
Core technology	1.8–4.8	$4,000	$(2,176)	$1,824
Customer relationships	6.8	1,000	(210)	790
Licenses	5	1,571	—	1,571

Other intangible assets		$6,571	$(2,386)	$4,185

        The components of other intangible assets are as follows as of December 31, 2006:

	Estimated Useful Life	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(In years)		(In thousands)
Other intangible assets:
Core technology	1.8–4.8	$4,000	$(1,118)	$2,882
Customer relationships	6.8	1,000	(100)	900

Other intangible assets		$5,000	$(1,218)	$3,782

        The following table presents amortization expense of the acquired intangible assets for the years ended December 31, 2007 and 2006:

	Year Ended December 31,
(In thousands)	2007	2006
Cost of revenues	$1,058	$1,118
Selling, general and administrative	110	100

Total amortization expense of intangible assets	$1,168	$1,218

        There was no intangible asset amortization for the year ended December 31, 2005. The following table summarizes the expected remaining amortization of the acquired intangible assets as of December 31, 2007:

Fiscal Year	Expected Amortization Expense
(In thousands)
2008	$1,358
2009	1,092
2010	836
2011	464
2012	435

$4,185

        At December 31, 2007, the Company's goodwill of $5.4 million and $2.6 million of other intangible assets were allocated to the LiveWire Mobile division. The remaining other intangible assets of $1.6 million were allocated to the NMS Communications division.

6—Restructuring and Other Related Charges

        In the third quarter of 2006, in order to reduce operating costs, the Company eliminated 17 employee positions and closed its engineering facility in Red Bank, New Jersey, which resulted in restructuring and other related charges of $1.3 million. These charges consisted of $0.8 million of employee severance-related costs, $0.4 million of lease termination costs and $0.1 million of fixed asset write-offs.

        In the fourth quarter of 2006, in order to further reduce operating costs, the Company eliminated 40 employee positions, which resulted in restructuring charges of $1.9 million. These charges primarily consisted of severance-related costs. In the fourth quarter of 2006, the Company also entered into an agreement to sublease to a third party office space located in Framingham, Massachusetts, which was formerly used by the Company as supplementary conference, training and corporate office space (the "2006 sublease"). The Company exited this facility as of December 31, 2006. In 2001 and 2002, the Company recorded restructuring charges related to other exited space in this facility, equal to the difference between committed lease payments and the estimated sublease rental income for such space. During the fourth quarter of 2006, the Company updated its analysis of the estimated sublease rental income based on the signing of the 2006 sublease, and other expected market conditions. As a result, the Company recorded additional pre-tax restructuring costs of approximately $0.9 million. The total pre-tax restructuring charges the Company recognized in 2006 related to these actions were $2.3 million of facility related charges.

        The following table sets forth activity during the years ended December 31, 2005, 2006 and 2007, related to restructuring and other action taken in fiscal years 2001, 2002, 2003 and 2006:

	Employee Related	Facility Related	Fixed Asset Write-offs	Other	Total
	(In thousands)
Restructuring accrual balance at December 31, 2004	$102	$1,196	$—	$11	$1,309
Cash payments	(102)	(280)	—	(11)	(393)

Restructuring accrual balance at December 31, 2005	$—	$916	$—	$—	$916
Restructuring and other related charges	2,653	2,710	106	—	5,469
Cash payments	(1,862)	(702)	—	—	(2,564)
Reclassification of deferred rent	—	617	—	—	617
Write-off of property and equipment	—	—	(106)	—	(106)

Restructuring accrual balance at December 31, 2006	$791	$3,541	$—	$—	$4,332
Cash payments	(711)	(866)	—	—	(1,577)
Adjustments	(80)	74	—	—	(6)

Restructuring accrual balance at December 31, 2007	$—	$2,749	$—	$—	$2,749

        The facility related obligation is expected to be settled over the next five years.

7—Business and Credit Concentration

        At December 31, 2007, two customers represented 14% and 11%, respectively, of the Company's outstanding accounts receivable balance. At December 31, 2006, one customer represented 17% of the Company's outstanding accounts receivable balance.

        During 2007, one customer represented 10% of the Company's total revenues. During 2006 and 2005, one customer represented 15% and 24%, respectively, of the Company's total revenues.

8—Marketable Securities

        The Company's investments in marketable securities are classified as available-for-sale and are carried at fair value. The Company's marketable securities consisted of the following:

	December 31, 2007
	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
	(In thousands)
Money market fund	$5,826	$—	$—	$5,826
Certificate of deposit	2,702	1	(1)	2,702
U.S. government and agency bonds	6,560	5	(1)	6,564
Verso common stock	1,881	—	(54)	1,827

	$16,969	$6	$(56)	$16,919
Included in cash and cash equivalents	6,926	—	—	6,926

Marketable securities	$10,043	$6	$(56)	$9,993

	December 31, 2006
	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
	(In thousands)
Money market mutual funds	$5,268	$—	$—	$5,268
Certificate of deposit	2,000	—	—	$2,000
U.S. government and agency bonds	12,060	3	—	12,063

	$19,328	$3	$—	$19,331
Included in cash and cash equivalents	12,247	2	—	12,249

Marketable securities	$7,081	$1	$—	$7,082

        At December 31, 2007 and 2006, all marketable securities with the exception of the Verso common stock were due to mature within one year. There were no gross realized gains or losses from the sale of securities for the years ended December 31, 2007, 2006 and 2005.

        As of December 31, 2007 and 2006, there was no other-than-temporary impairment of the Company's investments in marketable securities.

9—Inventories

        Inventories were comprised of the following:

	December 31, 2007	December 31, 2006
	(In thousands)
Raw materials	$1,522	$1,823
Work in process	—	127
Finished goods	3,236	7,373
Inventory at customer sites	654	1,309

	$5,412	$10,632
Write-down of inventory to lower of cost or market value	(2,692)	(6,983)

Total inventory	$2,720	$3,649

        Inventory at customer sites represents products that have not yet been accepted by the customer. During the year ended December 31, 2007, the Company disposed of $3.6 million of inventory previously written down to zero market value and wrote-down $0.2 million of inventory to lower of cost or market value.

10—Property and Equipment

        Property and equipment consisted of the following:

	December 31,
	2007	2006
	(In thousands)
Computer equipment	$20,546	$20,735
Computer software	10,939	10,653
Furniture and fixtures	3,100	2,954
Machinery and equipment	2,594	2,456
Leasehold improvements	5,952	6,250
Software in process	28	—

Property and equipment, gross	43,159	43,048
Less accumulated depreciation	(38,063)	(36,423)

Property and equipment, net	$5,096	$6,625

        Depreciation expense related to property and equipment was $2.8 million for each of the years ended December 31, 2007, 2006 and 2005, respectively.

11—Income Taxes

        The domestic and foreign components of income (loss) from continuing operations before income taxes as shown in the consolidated statements of operations are as follows:

	Year Ended December 31,
	2007	2006	2005
	(In thousands)
Domestic	$(5,994)	$(5,365)	$17,880
Foreign	(2,275)	(2,317)	(2,852)

	$(8,269)	$(7,682)	$15,028

        The domestic and foreign components of income tax expense related to continuing operations as shown in the consolidated statements of operations are as follows:

	Year Ended December 31,
	2007	2006	2005
	(In thousands)
Current income tax expense (benefit):
Federal	$—	$—	$—
State	12	21	20
Foreign	348	356	501

	360	377	521

Deferred income tax expense (benefit):
Federal	—	—	—
State	—	—	—
Foreign	(54)	—	—

Total income tax provision	$306	$377	$521

        The total income tax expense (benefit) for the years ended December 31, 2007, 2006 and 2005 is as follows:

	Year Ended December 31,
	2007	2006	2005
	(In thousands)
Continuing operations	$306	$377	$521
Discontinued operations	(84)	(139)	(153)

Total income tax provision	$222	$238	$368

        Significant components of the Company's deferred tax assets (liabilities) as of December 31, 2007 and 2006, are as follows:

	Year Ended December 31,
	2007	2006
	(In thousands)
Deferred tax assets (liabilities):
Net operating loss carryforwards	$84,276	$75,227
Research and development tax credit carryforwards	10,468	9,772
Capital loss carryforwards	3,040	2,966
Inventories	543	512
Fixed assets	855	854
Intangible assets	48,030	52,886
Accrued expenses	2,651	1,942
Acquisition costs	298	2,121
Other	1,387	292

	$151,548	$146,572
Acquired intangible assets	(1,007)	(1,419)
Fixed assets	(643)	(644)

Less: valuation allowance:	(149,844)	(144,509)

Net deferred taxes	$54	$—

        For U.S. federal income tax purposes, we had net operating loss carryforwards available to reduce taxable income of $201.2 million at December 31, 2007. Of this amount $21.1 million relates to deductions from the exercise of stock options, of which $1.5 million is tracked separately and not included in the Company's deferred tax asset in accordance with SFAS 123R. The future benefit from these deductions will be recorded as a credit to additional paid-in capital when realized. Under the provision of the Internal Revenue Code Section 382, certain changes in the Company's ownership structure may result in a limitation on the amount of net operating loss carryforwards and research and development tax credit carryforwards that may be used in future years. These carryforwards will begin to expire in 2008 if unutilized. The Company also had foreign net operating loss carryforwards of $20.5 million. As of December 31, 2007, the Company had $6.5 million of tax credits in the U.S. that are comprised of federal research and development tax credits and state and local credits. These credits will begin to expire in 2008 if unutilized. In addition, the Company had Canadian investment tax credits of approximately $5.0 million. These credits begin to expire in 2014 if unutilized.

        The Company has established a valuation allowance against net deferred tax assets in certain jurisdictions including the United States, because the Company believes that it is more likely than not that the tax assets in those jurisdictions will not be realized prior to their expiration. The Company will continue to assess the valuation allowance and to the extent it is determined that such allowance is no longer required, the tax benefit of the remaining net deferred tax assets would be recognized in the future.

        For each of the years ended December 31, 2007, 2006 and 2005, our United States Federal statutory tax rate was 34% and our effective tax rate was (3.7)%, (5.0)% and 3.5%, respectively, from continuing operations. Our effective tax rate varies from our statutory tax rate for the years ended December 31, 2007, 2006 and 2005 principally due to the following:

	Continuing Operations Year Ended December 31,
	2007	2006	2005
Computed expected tax expense at U.S. federal statutory rate	34.0%	34.0%	34.0%
State income taxes, net of U.S. federal tax expense (benefit)	48.4	(29.3)	(4.0)
Tax rate and tax law differential of foreign operations	16.0	16.7	(8.1)
Other tax credits	6.9	8.6	(2.9)
Change in valuation allowance	(83.8)	(5.6)	(15.2)
Foreign loss disallowance	(21.0)	(26.1)	—
Other	(4.2)	(3.3)	(0.3)

Effective tax rate	(3.7)	(5.0)%	3.5%

        At December 31, 2007, United States income taxes were not provided on permanently undistributed earnings for certain non-U.S. subsidiaries of approximately $4.5 million. The Company will reinvest these earnings indefinitely in its operations outside the United States.

        Effective January 1, 2007, the Company adopted the provisions of FIN 48. As a result of the implementation of FIN 48, we recognized no material adjustment in the liability for unrecognized income tax benefits.

        Income tax expense is primarily due to foreign income taxes incurred by foreign subsidiaries and additional accruals for uncertain tax positions, as discussed below. This income tax expense is partially offset by tax credits earned for our research and development activities performed at our Canadian facility.

        We conduct business globally and, as a result, we or one or more of our subsidiaries files income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. In the normal course of business we are subject to examination by taxing authorities throughout the world. With few exceptions, we are no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations for years before 1999.

        During the year ended December 31, 2007, we reached a final settlement with the French tax authorities related to audits for the tax years 2003 through 2004. The settlement of $182,000 was finalized and paid in January 2008. As part of the settlement, the Company has agreed to adjust its gross net operating loss carryforwards and related valuation allowances from $6.3 million to $1.6 million as of December 31, 2006. These gross net operating loss carryforwards had a full valuation allowance against them at December 31, 2007 and 2006. Based upon the settlement there was no material impact to net income, accumulated deficit or net deferred taxes in any historic periods.

        A reconciliation of the beginning and ending amount of unrecognized tax expense is as follows:

Year Ended December 31, 2007
(In millions)
Beginning balance, upon adoption as of January 1, 2007	$0.4
Additions:
Tax positions for current year	—
Tax positions for prior years	0.2
Reductions:
Tax positions for current year	—
Tax positions for prior years	—

Ending balance, as of December 31, 2007	$0.6

        As of December 31, 2007, the Company had accrued $0.6 million for uncertain tax positions, all of which will impact that Company's effective tax rate when recognized. The $0.6 million of unrecognized tax expense represents tax positions for which the ultimate deductibility is highly uncertain. The Company does not anticipate that changes in its unrecognized tax benefits will have a material impact on the consolidated statement of operations in 2008.

        The Company recognizes interest and penalties related to income taxes as a component of the provision for income taxes on the consolidated statement of operations. During 2007, the Company recognized $52,000 in interest and penalties. As of December 31, 2007, the amount accrued for the payment of interest and penalties was $0.1 million.

12—Accrued Expenses and Other Liabilities

        Components of accrued expenses and other liabilities consist of the following:

	December 31,
	2007	2006
	(In thousands)
Accrued compensation and related expenses	$2,198	$2,664
Income taxes payable	492	309
Deferred rent	657	754
Other liabilities	4,210	2,225

	$7,557	$5,952

13—Indebtedness

Convertible Notes

        Effective October 11, 2000, the Company issued $175.0 million of convertible subordinated notes (the "Notes"). The Notes were convertible into shares of the Company's common stock at any time after 90 days following the last day of the original issuance of the notes and before the close of business on the business day immediately preceding the maturity date, at a conversion price of $63.125 per share, subject to specified adjustments. The Notes bore interest at a rate of 5% per year which was payable twice annually on April 15 and October 15 of each year, commencing on April 15, 2001. The Notes, which were unsecured obligations of the Company, matured on October 15, 2005 and were repaid in full. The Company was subject to certain covenants under the related indenture. During 2005, the Company was in compliance with such covenants. In 2000, the Company incurred debt issuance costs aggregating $5.7 million, which were deferred and amortized using the effective interest rate method as a component of interest expense over the term of the Notes.

        For the year ended December 31, 2005, the Company paid $20.9 million to extinguish $19.9 million of face value of the Notes and $1.0 million of related interest. As a result, in the year ended December 31, 2005, the Company wrote off $0.1 million of unamortized debt issuance costs. In 2005, the Company did not incur any other related losses or gains associated with the repayment of its debt.

Short-Term Debt

        In connection with the Openera acquisition, the Company assumed short-term debt of $0.7 million and repaid the obligation in March 2006.

14—Employee Retirement Plan

        The Company has established an employee retirement plan under Section 401(k) of the Internal Revenue Code (the "401(k) plan") covering all eligible full-time employees of the Company. Contributions to the 401(k) plan are made by the participants to their individual accounts through payroll withholding. Additionally, the 401(k) plan provides for the Company to make contributions to the 401(k) plan in amounts at the discretion of management. The Company currently matches contributions each pay period at 50% of the employee's contributions up to 6% of employee's compensation, not to exceed the federal limit of $15,500 per calendar year. The employer contribution for the years ended December 31, 2007, 2006 and 2005 was $0.4 million, $0.6 million and $0.6 million, respectively.

15—Equity

Stock Repurchase Program

        During 2001, the Company's Board of Directors approved a stock repurchase program authorizing the Company to repurchase up to 2,500,000 shares of its outstanding common stock for an aggregate purchase price not to exceed $5.0 million. As of December 31, 2006, the Company had repurchased 915,000 shares for an aggregate purchase price of $4.7 million. The Company made no repurchases during 2005 or 2007.

        In July, 2006, the Company's Board of Directors authorized the repurchase of up to $20,000,000 of the Company's common stock by March 31, 2007 (the "July Program"). The July Program superseded the stock repurchase program previously authorized by the Board of Directors in April, 2006, for the repurchase of up to 1,100,000 shares of the Company's common stock by December 31, 2006 (the "April Program"). All repurchases under the July Program and the April Program were made in open-market transactions. As of December 31, 2007 the Company had repurchased 7,613,773 shares of its outstanding common stock for an aggregate purchase price of $22.5 million, which included $0.2 million of broker fees.

Other Stock Repurchases

        In May, 2006, the Company repurchased 275,212 shares of the Company's common stock in a private negotiated transaction for $0.8 million from an entity that had acquired those shares at fair value in connection with the Company's acquisition of Openera. This transaction was not pursuant to the publicly announced stock repurchase program described above.

        During 2007 and 2006, in conjunction with the exercise of stock options and issuance of stock under the employee stock purchase plan, the Company issued 201,722 and 338,533 treasury shares, respectively.

Preferred Stock

        Under its restated certificate of incorporation the Company has authorized 3,000,000 shares of preferred stock, par value $0.05 per share. As of December 31, 2007 and 2006, the Company had no shares of preferred stock issued and outstanding. In connection with its stockholder rights plan, 15,000 of such shares have been designated "Series A Junior Preferred Stock", none of which are issued and outstanding. The Company's board of directors has the authority to issue preferred stock in one or more classes or series and to fix the rights, preferences, privileges and restrictions thereof, including dividend rights, dividend rates, conversion rights, exchange rights, voting rights, terms of redemption, redemption prices, liquidation preferences and the number of shares constituting any class or series or the designation of such class or series, without any further action by the stockholders.

Stockholders Rights Plan

        The Company's Board of Directors adopted a Stockholders Rights Plan ("the Rights Plan") on December 23, 1998, under which a dividend of one Common Stock Purchase Right (each a "Right") was declared for and attached to each outstanding share of the Company's Common Stock, $0.01 par value per share ("Common Stock") held by stockholders of record as of January 4, 1999. The Rights Plan was amended on April 22, 1999. Shares of Common Stock issued after December 23, 1998 also contain such Rights. The Rights become exercisable following the tenth day after a person or group (a) acquires beneficial ownership of 15% or more of the Company's outstanding shares of Common Stock; or (b) announces a tender of exchange offer or exchange offer, the consummation of which would result in ownership by a person or group of 30% or more of the Company's Common Stock (an "Acquiring Person"). The plan entitles Right holders to purchase a one-one thousandth of a share of the Company's Series A Junior Preferred Stock for $60 (the "Purchase Price"). Under some circumstances, the Plan entitles Right holders (other than an Acquiring Person) to purchase Common Stock having a value equal to two times the Purchase Price of the Right for the Purchase Price, once the Rights become exercisable. Under some circumstances, the Board of Directors of the Company may exchange the Rights at an exchange rate of one Share of Common Stock per Right. Rights are redeemable at the Company's option for $0.01 per Right at any time after the acquisition of 15% or more of the Company's Common Stock. As of December 31, 2007, none of the Rights are exercisable. The Rights expire on the earliest of (a) December 23, 2008, (b) exchange or redemption of the Rights as described above, or (c) consummation of a merger or consolidation or sale of assets resulting in termination of the Rights.

16—Commitments and Contingencies

        The following table details our future contractual payment obligations.

	Payments due by Period
(In Thousands)	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years	All Other
Operating lease obligations	$15,877	$4,247	$6,548	$4,493	$589	$—
Purchase obligations	3,808	3,808	—	—	—	—
Uncertain tax positions and related interest	714	—	—	—	—	714

Total contractual obligations	$20,399	$8,055	$6,548	$4,493	$589	$714

Leases

        The Company leases its current corporate office headquarters facilities under non-cancelable leases extending to May 31, 2012. The Company occupies other facilities, which serve as sales offices throughout North America, Europe and Asia, under leases that expire within one to eight years. Rental expenses under all operating lease agreements during the years ended December 31, 2007, 2006 and 2005 were approximately $3.0 million, $3.1 million and $4.5 million, respectively. The amounts presented in the table above do not include future sublease income of $2.3 million which will be earned in the next five years.

Purchase Commitments

        The Company's agreement with Plexus requires that Plexus turn its NMS-related inventory eight times per year. If this condition is not met, the Company must purchase enough material to bring Plexus up to eight turns. This is assessed on a quarterly basis. During 2007, 2006 and 2005, the Company had met the eight turn goal. As such, the Company does not have any contractual obligations related to a commitment with Plexus at December 31, 2007. The Company can only ascribe value to such commitment when the Company has not met the condition as determined at a specific point in time, based on future facts and circumstances. The Company has no such arrangements with its other third-party manufacturers.

Uncertain tax positions

        As of December 31, 2007, the Company recorded a liability related to uncertain tax positions of $587,000 and related interest of $127,000. In January 2008, the Company paid $182,000 of taxes and interest related to an uncertain tax position recorded in 2007. The Company is unable to reasonably estimate the timing of the remainder of uncertain tax positions and related interest in individual years beyond 12 months due to uncertainties in the timing of the effective settlements of tax positions.

Litigation

        The Company is party to various legal proceedings incidental to its business. However, the Company has no material legal proceedings currently pending.

Guarantees

        The Company's products are generally sold with a 18-24 month warranty period. Parts and labor are covered under the terms of the warranty agreement. The warranty provision is based on historical experience by product, configuration and geographic region. Current warranty provisions are related to the past one and a half to two years' revenues and warranty consumption is associated with current and prior year's revenues.

        Changes in the aggregate warranty liability were as follows:

	December 31,
	2007	2006	2005
	(In thousands)
Beginning balance	$285	$370	$342
Provisions for warranty	263	44	196
Expenditures	(148)	(129)	(168)

Ending balance	$400	$285	$370

Indemnification

        The Company enters into indemnification agreements with certain of its customers in its ordinary course of business. Pursuant to these agreements the Company agrees that in the event its products infringe upon any proprietary right of a third party, the Company will indemnify its customer against any loss, expense or liability from any damages that may be awarded against the customer. As described in FASB Staff Position FIN No. 45-1, Accounting for Intellectual Property Infringement Indemnifications under FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, including Indirect Guarantees of Indebtedness of Others, indemnifications related to infringement on intellectual property, such as the ones the Company has entered into, are considered guarantees and therefore within the scope of FIN 45. These arrangements have been recorded at a fair value of zero as there have been no claims brought against the Company under such arrangements in the past five years.

        The Company provides an indemnification, to the extent permitted by law, to its officers, directors, employees and agents for liabilities arising from certain events or occurrences while the officer, director, employee, or agent, is or was serving at the Company's request in such capacity. As a matter of practice, the Company maintains directors and officer liability insurance coverage.

17—Segment and Geographic Information

        Effective January 1, 2007, the Company consolidated two of its former reportable segments (Platform Solutions and Mobile Applications) into a single segment (Technology and Mobile Applications), and re-organized its business primarily according to functional business area.

        Effective July 2, 2007, the Company reorganized its previously reported Technology and Mobile Applications segment into two separate business divisions: Communications Platforms and Mobile Applications. The change in organization was the result of the Company's efforts to organize product development, sales, services and marketing teams to better align to serve each of these divisions' distinct markets. During the fourth quarter of 2007, these divisions were renamed as the NMS Communications divisions (formerly Communications Platforms) and the LiveWire Mobile division (formerly Mobile Applications). The Company's Network Infrastructure ("NI") division remained unchanged and continued to focus on solutions for the radio access network ("RAN") portion of mobile operators' infrastructure. The NI division was sold to Verso Technologies, Inc. ("Verso") on December 21, 2007. Corporate and unallocated costs include general and administrative functions and restructuring charges of the Company.

        Prior to 2007, the Company had organized into three business units, which constituted our reportable segments (Platforms Solutions, Mobile Applications, and NI). Accordingly, segment revenue and operating income (loss) have been reclassified to conform to current period presentation.

        As of December 31, 2007, the Company had operations established in 12 countries outside the United States. Its products are sold throughout the world via the Company's direct sales force and its channel partners. The Company is exposed to the risk of changes in social, political and economic conditions inherent in foreign operations, and the Company's results of operations and the value of its foreign assets are affected by fluctuations in foreign currency exchange rates.

        The following table presents the Company's revenues, operating income (loss) from continuing operations and long-lived assets by reporting segment, and revenue and long-lived assets by geographic region. Revenues by geographic region are presented by attributing revenues from external customers on the basis of where products are sold. For the years ended December 31, 2007 and 2006, the income

(loss) from continuing operations for the LiveWire Mobile division include all acquisition-related amortization expenses.

	Year Ended December 31,
	2007	2006	2005
	(In thousands)
Revenues
NMS Communications	$69,229	$87,076	$101,790
LiveWire Mobile	13,223	8,897	6,769

Total revenues	$82,452	$95,973	$108,559

Operating income (loss) from continuing operations
NMS Communications	$19,043	$28,750	$34,913
LiveWire Mobile	(14,435)	(16,318)	(10,623)
Corporate and unallocated costs	(13,421)	(21,058)	(10,617)

Total operating income (loss) from continuing operations	$(8,813)	$(8,626)	$13,673

Revenues by geographic area
Americas	$32,894	$40,420	$40,868
Europe, Middle East and Africa	21,055	25,388	23,660
Asia	28,503	30,165	44,031

Total revenues	$82,452	$95,973	$108,559

        The following table includes information about the Company's long-lived assets by reportable segment and by geographic region as of:

	December 31,
	2007	2006
	(In thousands)
Long-lived assets
NMS Communications	$2,283	$882
LiveWire Mobile	7,650	9,691
Network Infrastructure	—	379
Corporate and unallocated assets	4,775	4,924

Total long-lived assets	$14,708	$15,876

Long-lived assets by geographic area
Americas	$4,316	$5,585
Europe, Middle East and Africa	341	709
Asia	439	331

Total long-lived assets	$5,096	$6,625

18—Discontinued Operations

        On December 21, 2007, the Company entered into an Asset Purchase Agreement (the "Agreement") with Verso Technologies, Inc., a Minnesota corporation ("Verso"), to sell the Company's Network Infrastructure ("NI") division to Verso (the "Transaction"). The closing of the Transaction occurred on December 21, 2007 (the "Closing Date"). Under the terms of the Agreement, Verso acquired the NI division and certain assets and liabilities of the NI division for consideration of $850,000 of cash and 5,374,033 shares of Verso common stock, which had a fair market value of $1.8 million as of December 31, 2007. The Purchase Agreement contains customary representations, warranties, covenants and agreements of the Company and Verso and the terms of the Transaction provide registration rights of the Company with respect to the Verso common stock issued in the Transaction. As a result of the disposition of the NI division, the Company recognized a $1.6 million gain (net of income tax expense of $6,000) and the operating results of the NI Division have been reclassified as a discontinued operation in the consolidated statement of operations. The NI division had revenues of $5.4 million, $3.6 million and $0.9 million for the years ended December 31, 2007, 2006 and 2005, respectively. Net loss from the discontinued operations was $2.4 million (net of income tax benefit of $0.1 million), $7.7 million (net of income tax benefit of $0.1 million) and $9.5 million (net of income tax benefit of $0.2 million) for the years ended December 31, 2007, 2006 and 2005, respectively.

19—Subsequent Events

        In January, 2008, the Company formed a wholly-owned subsidiary, LiveWire Mobile, Inc. ("LiveWire Mobile"), a Delaware Corporation.

        On March 16, 2008, LiveWire Mobile, the Company, and Quarry Acquisition Corp. ("Quarry"), a Delaware corporation and wholly-owned subsidiary of LiveWire, entered into an Agreement and Plan of Merger (the "Merger Agreement") with Groove Mobile, Inc. ("Groove Mobile"), a Delaware corporation, and Charles River Ventures, LLC, as security holders' representative. Pursuant to the Merger Agreement, Quarry was merged with and into Groove Mobile on March 17, 2008. After giving effect to the Merger, LiveWire Mobile was the sole stockholder of Groove Mobile. At the effective time of the Merger, all outstanding shares of capital stock of Groove Mobile were converted into the right to receive cash consideration of $14.5 million (the "Merger Consideration"). The Merger Agreement also required $1.15 million of the Merger Consideration to be held in an escrow account to settle certain claims for indemnification for breaches of or inaccuracies in Groove Mobile's representations and warranties, covenants and agreements.

        The Company will account for the acquisition as a purchase, and accordingly, the Company will include the results of operations of Groove Mobile in its consolidated financial statements for periods after the closing date. Groove Mobile, whose operations are based in Bedford, Massachusetts, is a provider of mobile music solutions. The Company believes the acquisition will enable LiveWire Mobile to expand its ability to offer a portfolio of managed services, including ringback tones, ringtones, and full track music and video downloads delivered though an integrated storefront.

20—Quarterly Information (Unaudited)

        The following table sets forth certain unaudited consolidated quarterly statements of operations data for each of the Company's last eight quarters. In management's opinion, this quarterly information reflects all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement for the periods presented. Such quarterly results are not necessarily indicative of future results of operations and should be read in conjunction with the audited consolidated financial statements of the Company and the notes thereto included elsewhere herein.

	Quarter Ended
	Dec. 31, 2007	Sept. 30, 2007	June 30, 2007	Mar. 31, 2007	Dec. 31, 2006	Sept. 30, 2006	June 30, 2006	Mar. 31, 2006
	(Unaudited)
	(In thousands, except per share amounts)
Revenues	$22,679	$21,173	$20,625	$17,975	$20,903	$19,796	$25,263	$30,011
Cost of revenues	8,314	7,372	8,182	7,577	7,793	6,985	8,861	9,424

Gross profit	14,365	13,801	12,443	10,398	13,110	12,811	16,402	20,587
Operating expenses:
Selling, general and administrative	10,571	10,580	10,104	10,365	10,525	10,133	11,886	11,725
Research and development	4,550	4,338	4,662	4,650	5,130	5,337	5,706	5,625
Restructuring and other related charges	—	—	—	—	4,161	1,308	—	—

Total operating expenses	15,121	14,918	14,766	15,015	19,816	16,778	17,592	17,350

Operating income (loss)	(756)	(1,117)	(2,323)	(4,617)	(6,706)	(3,967)	(1,190)	3,237
Other income (expense), net	181	(47)	144	266	25	336	313	270

Income (loss) from continuing operations before income taxes	(575)	(1,164)	(2,179)	(4,351)	(6,681)	(3,631)	(877)	3,507
Income tax expense (benefit)	(13)	248	20	51	204	(80)	164	89

Income (loss) from continuing operations	(562)	(1,412)	(2,199)	(4,402)	(6,885)	(3,551)	(1,041)	3,418

Loss from discontinued operations (net of income tax benefit of $17, $24, $25, $24, $34, $33, $34 and $38, respectively)	(689)	(105)	(856)	(716)	(2,050)	(2,324)	(1,584)	(1,734)
Gain on disposal of discontinued operations (net of income tax expense of $6)	1,631	—	—	—	—	—	—	—

Net income (loss)	$380	(1,517)	$(3,055)	(5,118)	(8,935)	(5,875)	$(2,625)	1,684

Net income (loss) from continuing operations per common share—basic and diluted	$(0.01)	$(0.03)	$(0.05)	$(0.10)	$(0.16)	$(0.07)	$(0.02)	$0.07

Net income (loss) per common share—basic and diluted	$0.01	$(0.03)	$(0.07)	$(0.12)	$(0.21)	$(0.12)	$(0.05)	$0.03

 VALUATION AND QUALIFYING ACCOUNTS

Schedule II
(In thousands)

Allowance for Doubtful Accounts

	Balance at Beginning of Year	Additions	Deductions(1)	Balance at End of Year
12/31/07	$829	$36	$(752)	$113
12/31/06	$794	$64	$(29)	$829
12/31/05	$1,004	$23	$(233)	$794

(1)
Amounts include write-offs of accounts receivable deemed to be uncollectible.

Deferred Tax Asset Valuation Allowance

	Balance at Beginning of Year	Additions	Deductions	Balance at End of Year
12/31/07	$(144,509)	$(5,335)	$—	$(149,844)
12/31/06	$(147,286)	$—	$2,777	$(144,509)
12/31/05	$(153,481)	$—	$6,195	$(147,286)

ITEM 9.    CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

        None.

ITEM 9A.    CONTROLS AND PROCEDURES

A.    Evaluation of Disclosure Controls and Procedures

        Based on the evaluation of our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) required by Exchange Act Rules 13a-15(b) or 15d-15(b), our Chief Executive Officer and our Chief Financial Officer have concluded that as of December 31, 2007, the end of the period covered by this report, our disclosure controls and procedures were effective.

B.    Management's Report on Internal Control Over Financial Reporting

        Our management is responsible for establishing and maintaining adequate internal control over financial reporting. Our internal control system was designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.

        Our internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of our assets; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that our receipts and expenditures are being made only in accordance with authorizations of our management and directors, and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on the financial statements.

        Because of inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

        Our management assessed the effectiveness of our internal control over financial reporting as of December 31, 2007. In making this assessment, management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control—Integrated Framework. Based on our assessment, management concluded that, as of December 31, 2007, our internal control over financial reporting was effective based on those criteria.

        The effectiveness of the Company's internal control over financial reporting as of December 31, 2007 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report which appears herein.

C.    Changes in Internal Control Over Financial Reporting

        There were no changes in our internal control over financial reporting, as such term is defined in Exchange Act Rules 13a-15(f) and 15d-15(f), that occurred during the fiscal quarter ended December 31, 2007 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

ITEM 9B.    OTHER INFORMATION

        None.

 PART III

ITEM 10.    DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

        The following table lists our directors as of December 31, 2007:

Name	Age	Position
Robert P. Schechter	59	Chairman of the Board and Chief Executive Officer
Ofer Gneezy(1)	56	Director
W. Frank King, Ph.D.(1)(3)	68	Director
Pamela D. A. Reeve(1)(3)	58	Director
Ronald W. White(2)	67	Director

(1)
Member of the Audit Committee.

(2)
Member of the Compensation Committee.

(3)
Member of the Nominating Committee.

        Each member of our board of directors is elected at the annual meeting of stockholders and holds office for three years and until his or her successor is elected and qualified.

         Robert P. Schechter has served as our Chief Executive Officer since 1995 and as Chairman of the Board since 1996. Mr. Schechter served as our President from 1995 to 2007. From 1987 to 1994, Mr. Schechter held various senior executive positions with Lotus Development Corporation and from 1980 to 1987 he was a partner of Coopers and Lybrand LLP. Mr. Schechter is also a director of Moldflow Corporation, a provider of software solutions for optimizing the design and manufacture of plastic products, Unica Corporation, a developer of Enterprise Marketing Management Software solutions and Soapstone Networks, Inc., a provider of carrier-class routing solutions for the Internet.

         Ofer Gneezy has served as our director since 2000. Mr. Gneezy was a co-founder, and has been, since 1996, President, Chief Executive Officer and a Director of iBasis, Inc., a provider of Internet-based communications services for international carriers. From 1994 to 1996, Mr. Gneezy served as President of Acuity Imaging, Inc., a multinational company focused on the industrial automation industry. From 1980 to 1994, he was an executive of Automatix Inc. (a predecessor to Acuity Imaging), an industrial automation company, most recently serving as its President and Chief Executive Officer.

         W. Frank King, Ph.D. has served as our director since 1997. Dr. King has been, since 1998, a private investor. From 1992 to 1998, he was Chief Executive Officer and a director of PSW Technologies, Inc., a provider of software services. From 1988 to 1992, Dr. King was a Senior Vice President of Development of Lotus Development Corporation, and for the previous 19 years served in various positions with IBM Corporation, including his last position as Vice President Development for the entry system division. He is a director of eOn Communications Corporation, a provider of telecommunications applications; and iBasis, Inc., a provider of Internet-based communications services.

         Pamela D. A. Reeve has served as our director since 1997. Since 2006, Ms. Reeve has served as the Chief Executive Officer of openairboston.net, the Boston wireless initiative to build a wireless network in the city of Boston. From 1993 to 2004 she served as Chief Executive Officer and a director and, from 1989 to 1993, as President, Chief Operating Officer and a director of Lightbridge, Inc., a provider of products and services which enable wireless telecommunications carriers to improve customer acquisition and retention processes, and the leading internet payment gateway. From 1978 to 1989, she was with The Boston Consulting Group, a management consulting firm. Ms Reeve is a director of American Tower Corporation, a provider of infrastructure facilities and services to the wireless, internet and broadcasting industries.

         Ronald W. White has served as our director since 1988. Mr. White has been, since 2002, a consultant and private investor. Since 2007, he has been the managing director of the Olympus Angels, an organization providing funding for firms with significant growth potential. From 1997 until 2002, Mr. White was a partner of Argo Global Capital, a venture capital firm. From 1983 until 2002, he was a partner of Advanced Technology Development Fund, also a venture capital firm.

        The following table lists our executive officers as of December 31, 2007:

Name	Age	Position
Robert P. Schechter	59	Chairman of the Board and Chief Executive Officer
Herbert Shumway	60	Senior Vice President of Finance and Operations, Chief Financial Officer and Treasurer
Steve Gladstone	54	President, NMS Communications division
Joel Hughes	43	President, LiveWire Mobile division
Todd D. Donahue	34	Vice President of Finance, Chief Accounting Officer and Controller

         Robert P. Schechter has served as our Chief Executive Officer since 1995 and as Chairman of the Board since 1996. Mr. Schechter served as our President from 1995 to 2007. From 1987 to 1994, Mr. Schechter held various senior executive positions with Lotus Development Corporation and from 1980 to 1987 he was a partner of Coopers and Lybrand LLP. Mr. Schechter is also a director of Moldflow Corporation, a provider of software solutions for optimizing the design and manufacture of plastic products, Unica Corporation, a developer of Enterprise Marketing Management Software solutions and Soapstone Networks, Inc., a provider of carrier-class routing solutions for the Internet.

         Herbert Shumway has served as our Senior Vice President of Finance and Operations, Chief Financial Officer and Treasurer since 2005. Prior to that, Mr. Shumway served as the Company's Vice President, Operations, which included Corporate Quality, Technical Services, and Information Technology from 2000 to 2005. Mr. Shumway has over 20 years experience in the high-tech industry, including executive positions in operations and business development with Compaq Computer and Digital Equipment Corporation.

         Steve Gladstone has served as President of our NMS's Communications division since December 2007. Mr. Gladstone joined us in July 2007, as Vice President and General Manager of the Company's former Communications Platforms division. Widely acknowledged as an industry pioneer and innovator, at Wang Labs in the early 1980's, Mr. Gladstone was part of the team that introduced one of the industry's earliest commercial voicemail systems. In 1991, Mr. Gladstone founded Hammer Technologies, now Empirix, and built it into the world-wide market share leader in VoIP and enhanced services testing and monitoring. Prior to that, Mr. Gladstone held various marketing and management roles at prominent PBX manufacturers and telecom research firms.

         Joel Hughes has served as the President of our LiveWire Mobile division since December 2007. Mr. Hughes was the Senior Vice President and General Manager of the Company's former Mobile Applications division. Mr. Hughes joined us early in 2006 when we acquired Openera Technologies, an IMS handset applications provider, where he was President and Chief Executive Officer. Prior to Openera, Mr. Hughes founded SnowShore Networks, a pioneering IP media server company, and served as President and Chief Executive Officer from 2000 to 2004 before it was acquired by Brooktrout in 2004.

         Todd D. Donahue has served as our Vice President of Finance, Chief Accounting Officer and Controller since he joined NMS in February 2007. Prior to joining NMS, Mr. Donahue served in senior finance and operations roles at Aspen Technology, Inc., a global software and solutions provider, including as Vice President of Product Operations and Vice President of Finance. His prior experience includes senior finance positions at Corechange, Inc., and Ardent Software, Inc., which was acquired by Informix. Mr. Donahue began his career at Deloitte and Touche LLP in assurance and advisory services.

        The information appearing under the captions "Board of Directors and Committee Meetings" and "Section 16 Reporting" will be contained in our definitive proxy statement for our 2008 Annual Meeting of Stockholders and is incorporated herein by reference.

        We have adopted a written code of business ethics, that applies to our principal executive officer, principal financial or accounting officer, or person serving similar functions, and all of our other employees and members of our Board of Directors. The text of our code of ethics is available on our website at www.nmss.com. We did not waive any provisions of the code of business ethics during the year ended December 31, 2007. If we amend, or grant a waiver under our code of business ethics that applies to our principal executive officer, principal financial or accounting officer, or persons performing similar functions, we intend to post information about such amendment or waiver on our website at www.nmss.com.

ITEM 11.    EXECUTIVE COMPENSATION

        The information appearing under the captions "Board of Directors and Committee Meetings," "Compensation Committee Report," "Executive Compensation," and "Compensation Committee Interlocks and Insider Participation" will be contained in our definitive proxy statement for our 2008 Annual Meeting of Stockholders and is incorporated herein by reference. The proxy statement will be filed with the Securities and Exchange Commission (the "SEC") not later than 120 days after the close of the fiscal year.

ITEM 12.    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

        The information appearing under the caption "Stock Ownership of Directors, Executive Officers and Principal Stockholders" will be contained in our definitive proxy statement for our 2008 Annual Meeting of Stockholders and is incorporated herein by reference. The proxy statement will be filed with the SEC not later than 120 days after the close of the fiscal year.

ITEM 13.    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

        The information appearing under the captions "Board of Directors and Committee Meetings" and "Related Person Transactions" will be contained in our definitive proxy statement for our 2008 Annual Meeting of Stockholders and is incorporated herein by reference. The proxy statement will be filed with the SEC not later than 120 days after the close of the fiscal year.

ITEM 14.    PRINCIPAL ACCOUNTING FEES AND SERVICES

        The information appearing under the caption "Information Regarding Independent Registered Public Accounting Firm" is incorporated herein by reference and will be contained in our definitive proxy statement for our 2008 Annual Meeting of Stockholders. The proxy statement will be filed with the SEC not later than 120 days after the close of the fiscal year.

 PART IV

ITEM 15.    EXHIBITS, FINANCIAL STATEMENT SCHEDULES

(a)
The following documents are included in the annual report on Form 10-K.

(1)
FINANCIAL STATEMENTS

    Report of Independent Registered Public Accounting Firm

    Consolidated Balance Sheets as of December 31, 2006 and 2007

    Consolidated Statements of Operations for the Years Ended December 31, 2005, 2006 and
        2007.

    Consolidated Statements of Stockholders' Equity for the Years Ended December 31, 2005, 2006
        and 2007.

    Consolidated Statements of Cash Flows for the Years Ended December 31, 2005, 2006
        and 2007.

    Notes to the Consolidated Financial Statements.

  (2)
  FINANCIAL STATEMENT SCHEDULES

    The following financial statement schedules required to be filed by Item 8 of this annual report on
        Form 10-K are included on the indicated pages of this annual report on Form 10-K:

Page No.
Schedule II—Valuation and Qualifying Accounts	C-82

    Schedules not listed above are omitted because they are not required or because the required information is given in the Consolidated Financial Statements or Notes thereto.

  (3)
  The exhibits required by Item 601 of Regulation S-K and Item 15(b) of this annual report on
      Form 10-K are listed in the Exhibit Index, appearing after the signature page and are incorporated herein by reference.

(b)
The exhibits required by Item 601 of Regulation S-X and are listed in the Exhibit Index appearing after the signature page and are incorporated herein by reference.

(c)
Not applicable.

 SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NMS COMMUNICATIONS CORPORATION
By:	/s/ ROBERT P. SCHECHTER Robert P. Schechter Chief Executive Officer and Chairman of the Board

        Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

Name	Title	Date

/s/ ROBERT P. SCHECHTER Robert P. Schechter	Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)	April 1, 2008
/s/ HERBERT SHUMWAY Herbert Shumway	Senior Vice President of Finance and Operations, Chief Financial Officer and Treasurer (Principal Financial Officer)	April 1 2008
/s/ TODD D. DONAHUE Todd D. Donahue	Vice President of Finance, Chief Accounting Officer and Controller (Principal Accounting Officer)	April 1, 2008
/s/ OFER GNEEZY Ofer Gneezy	Director	April 1, 2008
/s/ W. FRANK KING, PH.D. W. Frank King, Ph.D.	Director	April 1, 2008
/s/ PAMELA D. A. REEVE Pamela D. A. Reeve	Director	April 1, 2008
/s/ RONALD W. WHITE Ronald W. White	Director	April 1 2008

Exhibit Index

        The Company will furnish to any stockholder who so requests, a copy of this annual report on Form 10-K, including a copy of any exhibit listed below, provided that the Company may require payment of a reasonable fee not to exceed our cost of furnishing such exhibit.

No.	Title
2.6*	Merger Agreement dated as of May 18, 2000 by and among the Registrant, 3758982 Canada Inc., Michel Laurence, Michel Brule, Stephane Tremblay, and Investissements Novacap Inc. (incorporated by reference to the Registrant's Form 8-K filed July 7, 2000).
2.7*	Asset Purchase Agreement dated October 15, 2001 by and between the Registrant and Lucent Technologies Inc. (incorporated by reference to the Registrant's Form 10-Q for the quarter ended September 30, 2001).
2.8*	Agreement and Plan of Merger dated as of February 13, 2006 by and among the Registrant, Openera Technologies, Inc. and the other parties thereto (incorporated by reference to the Registrant's Form 8-K filed February 17, 2006).
2.9*	Asset Purchase Agreement dated December 20, 2007 by and between Registrant and Verso Technologies, Inc. (incorporated by reference to the Registrant's Form 8-k filed December 28, 2007)
2.10*	Agreement and Plan of Merger by and among NMS Communications Corporation, LiveWire Mobile, Inc., Quarry Acquisition Corp., Groove Mobile, Inc. and the Securityholders' Representative named therein, dated March 16, 2008 (incorporated by reference to the Registrant's Form 8-K filed March 19, 2008).
3.1*	Fourth Restated Certificate of Incorporation of the Registrant (incorporated by reference to the Registrant's registration statement on Form S-1 (#33-72596)).
3.2*	By-laws of Registrant, as amended (incorporated by reference to the Registrant's registration statement on Form S-1 (#33-72596)).
3.4*	Certificate of Amendment to Fourth Restated Certificate of Incorporation of the Registrant (incorporated by reference to the Registrant's Form 8-K filed May 9, 2001).
4.1*	Specimen Certificate for the Common Stock (incorporated by reference to the Registrant's registration statement on Form S-1 (#33-72596)).
10.1#*	Employment agreement dated as of June 28, 2005 by and between the Registrant and Herbert Shumway (incorporated by reference to the Registrant's Form 8-K filed July 5, 2005).
10.3#*	Severance Protection Agreement dated as of May 17, 2005 by and between the Registrant and Herbert Shumway (incorporated by reference to the Registrant's Form 8-K filed May 25, 2005).
10.12#*	1993 Employee Stock Option Plan, as amended and restated (incorporated by reference to the Registrant's registration statement on Form S-8 (333-57141)).
10.13#*	2003 Employee Stock Purchase Plan, as amended and restated (incorporated by reference to the Registrant's registration statement on Form S-8 (333-106820)).
10.14#*	1993 Non-Employee Directors Stock Option Plan, as amended and restated (incorporated by reference to the Registrant's registration statement on Form S-8 (333-40940)).
10.15#*	Openera Technologies, Inc., 2005 Equity Incentive Plan. (incorporated by reference to the Registrants' Form 10-K for the year ended December 31, 2005).
10.19#*	1995 Non-Statutory Stock Option Plan, as amended and restated (incorporated by reference to the Registrant's registration statement on Form S-8 (333-40940)).
10.20*	Lease Amendment between the Registrant and National Development of New England, LLC dated October 1996 (incorporated by reference to the Registrant's Form 10-K for the year ended December 31, 1996).

10.23#*	2000 Equity Incentive Plan, as amended and restated (incorporated by reference to the Registrant's registration statement on Form S-8 (333-106820), as amended).
10.24#*	Form of Non-Statutory Stock Option Agreement (incorporated by reference to the Registrant's Form 10-Q for the quarter ended March 31, 2005).
10.27*	Form of Incentive Stock Option Agreement (incorporated by reference to the Registrant's Form 10-Q for the quarter ended March 31, 2005).
10.27*	Lease Agreement between the Registrant and National Development of New England, LLC dated April 1, 2000 (incorporated by reference to the Registrant's Form 10-Q for the quarter ended March 31, 2001).
10.29*	Supply Agreement, dated November 30, 2001, between the Registrant and Lucent Technologies, Inc. (incorporated by reference to the Registrant's Form 8-K filed December 14, 2001).
10.30*	Intellectual Property Agreement, dated November 30, 2001, by and among the Registrant and Lucent Technologies, Inc. and Lucent Technologies GRL Corporation relating to the sale of Lucent's Voice Quality Business (incorporated by reference to the Registrant's Form 8-K filed December 14, 2001).
10.31*	Form of NMS Communications Corporation Non-Qualified Stock Option Agreement for Openera Technologies, Inc. 2005 Equity Incentive Plan (incorporated by reference to the Registrant's Form 10-Q for the quarter ended June 30, 2006).
10.32#*	Offer Letter from NMS Communications Corporation to Todd Donahue, entered into as of January 12, 2007 (incorporated by reference to the Registrant's Form 8-K filed January 19, 2007).
10.33*	Sublease dated December 28, 2006 between NMS Communications Corporation and Genzyme Corporation (incorporated by reference to the Registrant's Form 10-K for the year ended December 31, 2006).
10.34#*	2006 Management Bonus Program (incorporated by reference to the Registrant's Form 10-K for the year ended December 31, 2006).
10.35#	2nd Half 2007 Management Bonus Program.
10.36#	Severance Protection Agreement dated as of July 2, 2007 by and between the Registrant and Steven Gladstone.
10.37#	Severance Protection Agreement dated as of October 1, 2007 by and between the Registrant and Todd Donahue.
21.1	Subsidiaries of the Company.
23.1	Consent of Independent Registered Public Accounting Firm.
31.1	Chief Executive Officer certification required by Rule 13a-14(a) (17 CFR 240.13a-14(a)) or Rule 15d-14(a) (17 CFR 240.15d-14(a)).
31.2	Chief Financial Officer certification required by Rule 13a-14(a) (17 CFR 240.13a-14(a)) or Rule 15d-14(a) (17 CFR 240.15d-14(a)).
32.1	Chief Executive Officer certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.2	Chief Financial Officer certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

*
Previously filed with the registration statement or report indicated.

#
Management contract or compensatory plan or arrangement.

 Exhibit 21.1

Subsidiaries of the Company

LiveWire Mobile, Inc.
One Monarch Drive
Suite 203
Littleton, MA 01460

NMS Communications Europe Ltd.
200 Brook Drive
Green Park
Reading, Berkshire RG2 6UB—UK

NMS Communications Europe S.A.S.
Immeuble Pericles
144, Avenue Roger Salengro
92370 Chaville, France

NMS Communications International, Inc.
100 Crossing Boulevard
Framingham, MA 01702

NMS Communications Securities Corporation
100 Crossing Boulevard
Framingham, MA 01702

Openera Technologies, Inc.
100 Crossing Boulevard
Framingham, MA 01702

 Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (File Nos. 333-11011, 333-40021, 333-41489, 333-95431, 333-33938, 333-43196, 333-44128, 333-58916 and 333-133188) and Form S-8 (File Nos. 333-09135, 333-57141, 333-40940, 333-65084, 333-106280, 333-125961, 333-133185, and 333-134781) of NMS Communications Corporation of our report dated April 1, 2008 relating to the financial statements, financial statement schedule and the effectiveness of internal control over financial reporting, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
April 1, 2008

 Exhibit 31.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO RULE 13A-14 OF THE SECURITIES EXCHANGE ACT OF 1934,
AS AMENDED, AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert P. Schechter, certify that:

1)
I have reviewed this annual report on Form 10-K of NMS Communications Corporation;

2)
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3)
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4)
The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and we have:

a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.

c)
Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)
Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5)
The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors:

a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b)
Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

April 1, 2008

/s/ ROBERT P. SCHECHTER Robert P. Schechter Chief Executive Officer

 Exhibit 31.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO RULE 13A-14 OF THE SECURITIES EXCHANGE ACT OF 1934,
AS AMENDED, AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Herbert Shumway, certify that:

1)
I have reviewed this annual report on Form 10-K of NMS Communications Corporation;

2)
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3)
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4)
The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and we have:

a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.

c)
Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)
Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5)
The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors:

a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b)
Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

April 1, 2008

/s/ HERBERT SHUMWAY Herbert Shumway Chief Financial Officer

 Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the annual report of NMS Communications Corporation (the "Company") on Form 10-K for the year ending December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert P. Schechter, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

        (1)   the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        (2)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ROBERT P. SCHECHTER Robert P. Schechter Chief Executive Officer April 1, 2008

        This Certification shall not be deemed part of the Report or incorporated by reference into any of the Company's filings with the Securities and Exchange Commission by implication or by any reference in any such filings to the Report.

 Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the annual report of NMS Communications Corporation (the "Company") on Form 10-K for the year ending December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Herbert Shumway, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

        (1)   the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        (2)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ HERBERT SHUMWAY Herbert Shumway Chief Financial Officer April 1, 2008

        This Certification shall not be deemed part of the Report or incorporated by reference into any of the Company's filings with the Securities and Exchange Commission by implication or by any reference in any such filings to the Report.

 Annex D

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 10-Q

☒ QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the Quarterly Period Ended June 30, 2008
Or
☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from to
Commission File Number 0-23282

NMS Communications Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	04-2814586 (IRS Employer Identification Number)
100 Crossing Boulevard, Framingham, Massachusetts 01702 (Address of principal executive offices) (Zip Code)
(508) 271-1000 (Registrant's telephone number, including area code)
None (Former name, former address and former fiscal year, if changed since last report)

        Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. YES ☒    NO ☐

        Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of "large accelerated filer," "accelerated filer," and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☒	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

        Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐    No ☒

        Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date.

Class	Outstanding at August 6, 2008
Common Stock, $0.01 par value per share	45,921,025 shares

 PART I—FINANCIAL INFORMATION

Item 1.    Financial Statements

NMS Communications Corporation

Condensed Consolidated Balance Sheets

	June 30, 2008	December 31, 2007
	(Unaudited)
	(In thousands, except per share data)
ASSETS
Current assets:
Cash and cash equivalents	$9,257	$20,179
Marketable securities	—	9,993
Accounts receivable, net of allowance for doubtful accounts of $264 and $113, respectively	10,641	13,762
Inventories	2,856	2,720
Prepaid expenses and other assets	2,598	3,414

Total current assets	25,352	50,068

Property and equipment, net	4,885	5,096
Goodwill	11,189	5,427
Other intangible assets, net	13,172	4,185
Other assets, net	3,091	2,964

Total assets	$57,689	$67,740

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$4,471	$6,846
Accrued expenses and other liabilities	6,555	7,557
Accrued restructuring, current portion	1,545	938
Capital lease obligations, current portion	297	—
Revolving line of credit	3,987	—
Deferred revenue	3,014	3,414

Total current liabilities	19,869	18,755

Accrued restructuring, long term portion	1,882	1,811
Capital lease obligations, long term portion	196	—
Accrued warranty	72	171

Total liabilities	22,019	20,737

Commitments and contingencies (note P)
Stockholders' equity:
Preferred stock, $0.05 par value, 3,000,000 shares authorized at June 30, 2008 and December 31, 2007, respectively, no shares issued and outstanding	—	—
Common stock, $0.01 par value, 125,000,000 shares authorized at June 30, 2008 and December 31, 2007; 52,991,435 shares issued and 45,921,025 shares outstanding at June 30, 2008 and 52,991,435 shares issued and 45,642,905 shares outstanding at December 31, 2007	530	530
Additional paid-in capital	435,334	433,423
Accumulated deficit	(377,307)	(362,821)
Accumulated other comprehensive loss	(1,977)	(2,396)
Treasury Stock, at cost, 7,070,410 and 7,348,530 shares at June 30, 2008 and December 31, 2007, respectively	(20,910)	(21,733)

Total stockholders' equity	35,670	47,003

Total liabilities and stockholders' equity	$57,689	$67,740

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

NMS Communications Corporation

Condensed Consolidated Statements of Operations

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
	(Unaudited)
	(In thousands, except per share data)
Revenues	$17,089	$20,625	$36,265	$38,600
Cost of revenues	7,883	8,182	14,664	15,759

Gross profit	9,206	12,443	21,601	22,841
Operating expenses:
Selling, general and administrative	10,604	10,104	21,263	20,469
Research and development	5,498	4,662	10,610	9,312
Restructuring	1,025	—	1,415	—

Total operating expenses	17,127	14,766	33,288	29,781

Operating loss	(7,921)	(2,323)	(11,687)	(6,940)
Other income (expense):
Interest income	32	310	204	730
Interest expense	(15)	—	(15)	—
Other	55	(166)	(2,130)	(320)

Other income (expense), net	72	144	(1,941)	410

Loss from continuing operations before income taxes	(7,849)	(2,179)	(13,628)	(6,530)
Income tax expense	192	20	491	71

Loss from continuing operations	(8,041)	(2,199)	(14,119)	(6,601)

Loss from discontinued operations (net of income tax benefit of $0, $25, $0, and $49, respectively)	—	(856)	—	(1,572)
Loss on disposal of discontinued operations	(208)	—	(367)	—

Net loss	$(8,249)	$(3,055)	$(14,486)	$(8,173)

Net loss from continuing operations per common share share—basic and diluted	$(0.18)	$(0.05)	$(0.31)	$(0.15)

Net loss per common share—basic and diluted	$(0.18)	$(0.07)	$(0.32)	$(0.19)

Shares used in net loss per common share—basic and diluted	45,552	44,084	45,079	43,674

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

NMS Communications Corporation

Condensed Consolidated Statements of Cash Flows

	Six Months Ended June 30,
	2008	2007
	(Unaudited)
	(In thousands)
Cash flow from operating activities:
Net loss	$(14,486)	$(8,173)
Adjustments to reconcile net loss to cash provided by (used in) operating activities:
Depreciation of property and equipment	1,336	1,491
Accretion of marketable securities	(58)	5
Amortization of managed services assets	341	33
Amortization of other intangibles	1,569	584
Stock-based compensation expense	2,483	2,680
Loss on disposal of property and equipment	531	95
Other-than-temporary impairment loss on marketable securities	1,881	—
Foreign exchange translation loss	545	108
Changes in operating assets and liabilities, net of effects of acquisition:
Accounts receivable	3,915	3,170
Inventories	(136)	96
Prepaid expenses and other assets	1,011	289
Accounts payable	(3,922)	477
Accrued expenses and other liabilities	(2,874)	350
Accrued restructuring	675	(1,245)
Deferred revenue	(530)	(66)

Cash used in operating activities	(7,719)	(106)

Cash flow from investing activities:
Purchases of property and equipment	(804)	(1,067)
Purchase of licenses	(116)	—
Purchases of managed services assets	(389)	(730)
Purchases of marketable securities	(1,340)	(1,650)
Acquisition of a business, net of cash acquired	(13,632)	—
Proceeds from sales of marketable securities	7,585	—
Proceeds from maturity of marketable securities	1,920	7,100

Cash provided by (used in) investing activities	(6,776)	3,653

Cash flow from financing activities:
Proceeds from revolving line of credit	3,987	—
Repayment of capital lease	(70)	—
Repayment of debt	(533)	—
Proceeds from issuance of common stock	250	117

Cash provided by (used in) financing activities	3,634	117

Effect of exchange rate changes on cash	(61)	(88)
Net increase (decrease) cash and cash equivalents	(10,922)	3,576

Cash and cash equivalents, beginning of period	20,179	25,176

Cash and cash equivalents, end of period	$9,257	$28,752

Supplemental cash flow information:
Reclassification of inventory to property and equipment	$—	$246
Assets acquired under capital lease	$105	—

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

NMS Communications Corporation

Notes to Unaudited Condensed Consolidated Financial Statements

A. BASIS OF PRESENTATION

        The condensed consolidated balance sheet as of June 30, 2008, the condensed consolidated statements of operations for the three-month and six-month periods ended June 30, 2008 and 2007, and the condensed consolidated statements of cash flows for the six-month periods ended June 30, 2008 and 2007 include the unaudited accounts of NMS Communications Corporation and its wholly owned subsidiaries (collectively, the "Company"). The financial information included herein is unaudited. The condensed consolidated balance sheet at December 31, 2007 has been derived from, but does not include all the disclosures contained in, the audited consolidated financial statements for the year ended December 31, 2007.

        In the opinion of management, all adjustments which are necessary to present fairly the financial position, results of operations and cash flows for all interim periods presented have been made. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an on-going basis, management evaluates its estimates, including those related to revenue recognition, accounts receivable, inventories, investments, long-lived assets, income taxes, and restructuring and other related charges. Management bases these estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates. The operating results for the three-month and six-month periods ended June 30, 2008 are not necessarily indicative of the operating results to be expected for the full fiscal year or any future period.

        Certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted pursuant to Securities and Exchange Commission ("SEC") rules and regulations. These financial statements should be read in conjunction with the consolidated financial statements and notes thereto contained in the Company's annual report on Form 10-K as of and for the year ended December 31, 2007. Certain disclosures related to reportable segments have been reclassified to conform to the current period's presentation.

B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Discontinued Operations

        In the fourth quarter of 2007, the Company sold its Network Infrastructure ("NI") division and certain assets and liabilities of the NI division to Verso Technologies, Inc. ("Verso"). In accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-lived Assets ("SFAS 144"), the operating results of the NI division have been reclassified as discontinued operations in the condensed consolidated statements of operations and related disclosures in the Notes to the condensed consolidated financial statements for all historical reporting periods.

Financial Instruments

        The Company's financial instruments include cash, marketable securities, accounts receivable, debt and accounts payable. The fair value of marketable securities, accounts receivable and accounts payable are equal to their carrying value at June 30, 2008 and December 31, 2007. Debt is recorded at its face value which approximates fair value due to its short term maturity.

NMS Communications Corporation

Notes to Unaudited Condensed Consolidated Financial Statements (Continued)

C. STOCK-BASED COMPENSATION AND STOCK INCENTIVE PLANS

Stock-based Compensation

        The following table presents stock-based compensation expense, inclusive of expense associated with discontinued operations, by the type of award and the effect of recording stock-based compensation expense, in the Company's condensed consolidated statements of operations for the three and six months ended June 30, 2008 and 2007 under the provisions of SFAS No. 123 (revised 2004), Share-Based Payment ("SFAS 123R"):

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share data)	2008	2007	2008	2007
Stock-based compensation expense by type of award:
Stock options	$332	$548	$666	$1,172
Restricted stock and options	316	750	1,798	1,502
Employee stock purchase plan	10	3	19	6

Total stock-based compensation expense	$658	$1,301	$2,483	$2,680

Effect of stock-based compensation expense on income by line item:
Cost of revenues	$18	$43	$44	$88
Selling, general and administrative	609	1,103	2,346	2,272
Research and development	31	118	93	239
Discontinued operations	—	37	—	81

Total stock-based compensation expense	$658	$1,301	$2,483	$2,680

        The Company estimates the fair value of each equity award (i.e. stock options and stock related to the employee stock purchase plan) using the Black-Scholes pricing model. This valuation model uses the exercise price of the award and the following significant assumptions: the expected term of the award, the expected volatility of the Company's common stock over the expected term, the risk-free interest rate over the expected term, and the Company's expected annual dividend yield. The Company believes that the valuation method and the approach utilized to develop the underlying assumptions are appropriate in calculating the fair values of the Company's equity awards on respective grant dates during the three and six months ended June 30, 2008 and 2007. Estimates of fair value are not intended to predict actual future events or the value ultimately realized by persons who receive equity awards.

NMS Communications Corporation

Notes to Unaudited Condensed Consolidated Financial Statements (Continued)

C. STOCK-BASED COMPENSATION AND STOCK INCENTIVE PLANS (Continued)

        Assumptions used to determine the fair value of stock options granted during the six months ended June 30, 2008 and 2007, using the Black-Scholes valuation model were:

	Six Months Ended June 30, 2008	Six Months Ended June 30, 2007
Expected term(1)	3.4 to 3.9 years	3.3 to 4.2 years
Expected common stock price volatility(2)	61 to 63%	65 to 71%
Risk-free interest rate(3)	2.0% to 3.2%	2.4% to 4.9%
Expected annual dividend yield	—	—

(1)
The expected term of stock options granted during the six months ended June 30, 2008 and 2007 was determined based on the Company's historical stock option exercise experience.

(2)
The expected common stock price volatility for each stock option grant is estimated based on an average of historical daily price changes of the Company's common stock over the periods that match the expected term of the stock option.

(3)
The risk-free interest rate for each stock option grant is based on the interest rates of zero coupon U.S. Treasury Notes in effect at the time of grant for a period approximately equal to the expected term of the stock option.

        At June 30, 2008, unrecognized compensation expense related to non-vested stock options, net of estimated forfeitures, was $2.2 million, which is expected to be recognized over a weighted average period of 0.9 years.

        Stock-based compensation expense related to the Company's Employee Stock Purchase Plan was determined using the Black-Scholes pricing model. The compensation expense is recorded over the period in which the awards are earned. During the three and six months ended June 30, 2008 and 2007, the Company recorded stock-based compensation expense based on actual shares, less a forfeiture rate, and an estimate of shares to be issued under the Company's Employee Stock Purchase Plan in the fourth fiscal quarter of 2008 and 2007, respectively.

        At June 30, 2008 and 2007, the aggregate intrinsic values of options outstanding were $0.4 million and $0.6 million, respectively. At June 30, 2008 and 2007, the aggregate intrinsic values of options exercisable were $0.1 million and $0.2 million, respectively. The intrinsic value of a stock option is the amount by which the market value of the underlying stock exceeds the exercise price of the option. The aggregate intrinsic value of options exercised during the six months ended June 30, 2008 and 2007 was $0.1 million.

        On July 1, 2008, the Company cancelled an unvested restricted stock award to purchase 300,000 shares of its common stock at an exercise price of $0.01 per share.

NMS Communications Corporation

Notes to Unaudited Condensed Consolidated Financial Statements (Continued)

D. LOSS PER COMMON SHARE

        The following table provides the computations of basic and diluted loss from continuing operations per common share and net loss per common share:

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
	(In thousands, except per share data)
Numerator:
Loss from continuing operations	$(8,041)	$(2,199)	$(14,119)	$(6,601)
Loss from discontinued operations (net of income tax benefit of $0, $25, $0 and $49, respectively)	—	(856)	—	(1,572)
Loss on disposal of discontinued operations (no tax effect)	(208)	—	(367)	—

Net loss	$(8,249)	$(3,055)	$(14,486)	$(8,173)

Denominator:
Shares used in net loss from continuing and discontinued operations per common share—basic and diluted	45,552	44,084	45,079	43,674

Net loss per common share—basic and diluted
Continuing operations	$(0.18)	$(0.05)	$(0.31)	$(0.15)
Discontinued operations	$—	$(0.02)	$(0.01)	$(0.04)

Net loss per common share—basic and diluted	$(0.18)	$(0.07)	$(0.32)	$(0.19)

        All of the Company's outstanding stock options and unvested restricted stock were anti-dilutive for the three and six months ended June 30, 2008 and 2007 due to the net loss position of the Company. At June 30, 2008 and 2007, the Company had stock options outstanding to purchase 8,417,714 and 7,327,695 shares of its common stock, respectively. At June 30, 2008 and 2007, the Company had unvested restricted stock outstanding to purchase 319,044 and 1,480,923 shares of its common stock, respectively.

E. ACQUISITIONS

Groove Mobile

        Effective March 17, 2008, the Company's wholly-owned subsidiary, LiveWire Mobile, Inc. ("LiveWire Mobile") acquired Groove Mobile, Inc. ("Groove Mobile"), a Delaware corporation whose operations are based in Bedford, Massachusetts, for a total purchase price of $15.9 million, including total transaction costs and facility exit costs of approximately $1.4 million.

        Groove Mobile is a leading provider of mobile solutions for mobile operators and record labels. Groove Mobile had 12 global mobile operator customers including Sprint, 3 UK and Bell Mobility, as well as, relationships with the major music labels including EMI, Sony BMG, Universal Music Group and Warner Music Group.

        In connection with the acquisition, the Company created an exit plan to vacate the Groove Mobile corporate headquarters and relocate employees to the LiveWire Mobile corporate headquarters. The Company recorded a facility exit cost of $0.3 million, which represents the estimated remaining net facility-related costs during the lease term.

NMS Communications Corporation

Notes to Unaudited Condensed Consolidated Financial Statements (Continued)

E. ACQUISITIONS (Continued)

        The acquisition was accounted for as a purchase business combination. Accordingly, the results of the operations of Groove Mobile were included with those of the Company for periods subsequent to the date of acquisition. The Company has allocated the purchase price based upon the fair values of the assets acquired and liabilities assumed on March 17, 2008.

        A summary of the purchase price is as follows:

Amount
(In thousands)
Cash paid	$14,500
Transaction costs	1,117
Facility exit costs	311

Total purchase price	$15,928

        The following table presents the allocation of the purchase price and the lives of the acquired intangible assets. The acquired intangible assets are amortized over their estimated useful lives using the straight-line method.

	Amount	Estimated Life
	(In thousands)	(In years)
Cash and cash equivalents	$868
Accounts receivable	794
Prepaid expenses and other current assets	290
Fixed assets	743
Core technology	7,500	2.8
Customer relationships	2,940	7.0
Goodwill	5,747

Total assets acquired	$18,882

Total liabilities assumed	$2,954

Total net assets acquired	$15,928

        The unaudited financial information in the table below summarizes the combined results of operations of the Company and Groove Mobile, on a pro forma basis, as though the companies had been combined as of the beginning of 2007. The pro forma financial information is presented for comparative purposes only and is not necessarily indicative of the results of operations that actually would have been achieved if the acquisition had taken place at the beginning of 2007. For the three months ended June 30, 2007 and six months ended June 30, 2008 and 2007, the pro forma financial information is based on the Company's unaudited results of operations for its three months ended June 30, 2007 and six months ended June 30, 2008 and 2007, respectively, combined with Groove Mobile's unaudited results of operations for its three months ended June 30, 2007 and six months

NMS Communications Corporation

Notes to Unaudited Condensed Consolidated Financial Statements (Continued)

E. ACQUISITIONS (Continued)

ended June 30, 2008 and 2007, respectively. The pro forma financial information includes amortization charges from acquired intangible assets and adjustments to interest expense.

	Three Months Ended June 30,	Six Months Ended June 30,
(In thousands, except per share data)	2007	2008	2007
Revenue	$22,609	$37,269	$42,442
Loss from continuing operations	$(4,771)	$(18,416)	$(11,925)
Loss from continuing operations per common share—basic and diluted	$(0.11)	$(0.41)	$(0.27)

Openera

        Effective February 24, 2006 (the "effective date"), the Company acquired Openera Technologies, Inc. ("Openera"), with operations based primarily in Bangalore, India, for a total purchase price of $11.5 million, including transaction costs of approximately $0.4 million and assumed liabilities of $2.8 million. Openera was allocated into the Company's LiveWire Mobile division on the effective date. The acquisition was accounted for as a purchase business combination.

        In connection with the acquisition of Openera, the Company issued 3,977,518 shares of its common stock to employee and non-employee stockholders of Openera, subject to certain restrictions. The shares vested 40% at the effective date, and 20% each at 12, 24 and 30 month intervals subsequent to the effective date. A total of 1,981,047 shares issued to employees are subject to their continued employment over the 30-month period following the effective date. These restricted shares have been excluded from the purchase price of the acquisition.

        In addition, the Company granted options to purchase 369,175 shares of its common stock to certain employees of Openera. The options vested 40% at the effective date, and 20% each at 12, 24 and 30 month intervals subsequent to the effective date. Options to purchase 221,505 shares of the Company's common stock are subject to the employees' continued employment with the Company over the 30-month period following the acquisition. The value of the options has been excluded from the purchase price of the acquisition. The fair value of the options was estimated using the Black-Scholes valuation model.

        The value of the vested portion of the shares and stock options issued in connection with the acquisition was recorded as part of the purchase price. The unvested portion is being amortized as compensation expense ratably over the 30-month period following the date of acquisition.

NMS Communications Corporation

Notes to Unaudited Condensed Consolidated Financial Statements (Continued)

F. GOODWILL AND OTHER INTANGIBLE ASSETS

        The Company recorded goodwill and other intangible assets as a result of the acquisitions of Groove Mobile in March 2008 and Openera in February 2006. The following table sets forth the change in the carrying amount of goodwill for the six months ended June 30, 2008, all of which is allocated to the Company's LiveWire Mobile division:

(In thousands)
Goodwill at December 31, 2007	$5,427
Additions to goodwill	5,747
Effect of foreign exchange	15

Goodwill at June 30, 2008	$11,189

        As of June 30, 2008, goodwill recorded by the Company is not deductible for tax purposes.

        The components of other intangible assets are as follows as of June 30, 2008:

	Estimated Useful Life	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(In years)		(In thousands)
Other intangible assets:
Core technology	1.8–4.8	$11,500	$(3,377)	$8,123
Customer relationships	6.8–7.0	3,940	(415)	3,525
Licenses	3–5	1,687	(163)	1,524

Other intangible assets		$17,127	$(3,955)	$13,172

        The components of other intangible assets are as follows as of December 31, 2007:

	Estimated Useful Life	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(In years)		(In thousands)
Other intangible assets:
Core technology	1.8–4.8	$4,000	$(2,176)	$1,824
Customer relationships	6.8	1,000	(210)	790
Licenses	5	1,571	—	1,571

Other intangible assets		$6,571	$(2,386)	$4,185

NMS Communications Corporation

Notes to Unaudited Condensed Consolidated Financial Statements (Continued)

F. GOODWILL AND OTHER INTANGIBLE ASSETS (Continued)

        The following table presents amortization expense of the intangible assets for the three and six months ended June 30, 2008 and 2007:

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands)	2008	2007	2008	2007
Cost of revenues	$973	$265	$1,363	$529
Selling, general and administrative	148	27	206	55

Total amortization expense of other intangible assets	$1,121	$292	$1,569	$584

        The following table summarizes the expected remaining amortization of other intangible assets as of June 30, 2008:

Fiscal Year	Expected Amortization Expense
(In thousands)
Remainder of 2008	$2,248
2009	4,229
2010	3,973
2011	937
2012	854
2013	420
2014 and thereafter	511

$13,172

        At June 30, 2008, the Company's goodwill of $11.2 million and other intangible assets of $11.7 million were allocated to the LiveWire Mobile division. The remaining other intangible assets of $1.5 million were allocated to the NMS Communications division.

G. RESTRUCTURING AND OTHER RELATED CHARGES ACCRUALS

        In the fourth quarter of 2006, the Company entered into an agreement to sublease to a third party office space located in Framingham, Massachusetts, which was formerly used by the Company as supplementary conference, training and corporate office space (the "2006 sublease"). The Company exited this facility as of December 31, 2006. In 2001 and 2002, the Company recorded restructuring charges related to other exited space in this facility, equal to the difference between committed lease payments and the estimated sublease rental income for such space. During the fourth quarter of 2006, the Company updated its analysis of the estimated sublease rental income based on the signing of the 2006 sublease, and other expected market conditions. As a result, the Company recorded additional pre-tax restructuring costs of approximately $0.9 million. The total pre-tax restructuring charges the Company recognized in 2006 related to these actions were $2.3 million of facility-related charges.

        In the first quarter of 2008, in order to reduce operating costs, the Company eliminated nine employee positions in anticipation of synergies associated with the acquisition of Groove Mobile, which resulted in restructuring charges of $0.4 million, consisting of $0.4 million of employee severance-

NMS Communications Corporation

Notes to Unaudited Condensed Consolidated Financial Statements (Continued)

G. RESTRUCTURING AND OTHER RELATED CHARGES ACCRUALS (Continued)

related costs. In connection with the acquisition of Groove Mobile, the Company created an exit plan to vacate the Groove Mobile corporate headquarters and relocate employees to the LiveWire Mobile corporate headquarters. The Company recorded a facility exit cost of $0.3 million, which represents the estimated remaining net facility-related costs during the lease term.

        In the second quarter of 2008, the Company recorded a restructuring charge of $1.0 million. Of this amount, $0.4 million related to exited office space located at the Company's headquarters in Framingham, Massachusetts. The Company consolidated its use of office space subsequent to the LiveWire Mobile division's relocation of its operations to Littleton, Massachusetts in May 2008. The Company also recorded a facility-related restructuring charge of $0.1 million related to consolidation of its France office. In connection with the facility exit activities, the Company wrote down $0.5 million of fixed assets associated with the exited space, primarily consisting of leasehold improvements.

        The following table sets forth activity during the six months ended June 30, 2008 related to restructuring:

	Employee Related	Facility Related	Fixed Assets Related	Total
		(In thousands)
Restructuring accrual balance at December 31, 2007	$—	$2,749	$—	$2,749
Restructuring	435	490	490	1,415
Restructuring related to acquisition of Groove Mobile	—	311	—	311
Cash payments	(293)	(501)	—	(794)
Write-off of fixed assets	—	—	(490)	(490)
Accretion of deferred rent	—	19	—	19
Reclassification of deferred rent	—	217	—	217

Restructuring accrual balance at June 30, 2008	$142	$3,285	$—	$3,427

        The employee related accrual is expected to be settled in cash over the next year. The facility related accrual is expected to be settled in cash over the next four years.

H. BUSINESS AND CREDIT CONCENTRATION

        At June 30, 2008, one customer represented 13% of the Company's outstanding accounts receivable balance. At December 31, 2007, two customers represented 14% and 11%, respectively, of the Company's outstanding accounts receivable balance.

        There were no customers representing more than 10% of the Company's revenues for the three and six months ended June 30, 2008. Two customers represented 18% and 11%, respectively, of the company's revenues for the three months ended June 30, 2007. One customer represented 13% of the Company's revenues for the six months ended June 30, 2007.

NMS Communications Corporation

Notes to Unaudited Condensed Consolidated Financial Statements (Continued)

I. MARKETABLE SECURITIES

        The Company's investments in marketable securities are classified as available-for-sale and are carried at fair value. As of June 30, 2008, the Company's marketable securities had a zero cost basis.

        The Company's marketable securities consisted of the following at December 31, 2007:

	December 31, 2007
	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
	(In thousands)
Money market fund	$5,826	$—	$—	$5,826
Certificates of deposit	2,702	1	(1)	2,702
U.S. government and agency bonds	6,560	5	(1)	6,564
Verso common stock	1,881	—	(54)	1,827

	$16,969	$6	$(56)	$16,919
Included in cash and cash equivalents	6,926	—	—	6,926

Marketable securities	$10,043	$6	$(56)	$9,993

        During the six months ended June 30, 2008, the Company sold $7.6 million of short-term marketable securities. As a result, the Company recognized $39,000 of gross realized gains and no gross realized losses for the six months ended June 30, 2008. There were no gross realized gains or losses from the sale of securities for the three months ended June 30, 2008 and the three and six months ended June 30, 2007.

        During the Company's review of its marketable securities portfolio in the first quarter of 2008, the Company determined that the decline in the value of its investment in Verso common stock, issued to the Company in connection with the sale of the NI division, was other-than-temporary. Further, Verso filed for bankruptcy in April 2008. As a result, the Company recorded a $1.9 million impairment charge in the first quarter of 2008, resulting in a zero cost basis of the investment.

        At December 31, 2007, all marketable securities, with the exception of the Verso common stock were due to mature within one year.

J. INVENTORIES

        Inventories were comprised of the following:

	June 30, 2008	December 31, 2007
	(In thousands)
Raw materials	$2,137	$1,522
Finished goods	3,257	3,236
Inventories at customer sites	493	654

	$5,887	$5,412
Write-down of inventory to lower of cost or market value	$(3,031)	$(2,692)

Total inventory	$2,856	$2,720

        Inventories at customer sites represent products that have not yet been accepted by the customer.

NMS Communications Corporation

Notes to Unaudited Condensed Consolidated Financial Statements (Continued)

K. SEGMENT AND GEOGRAPHIC INFORMATION

        Effective January 1, 2007, the Company consolidated two of its former reportable segments (Platform Solutions and Mobile Applications) into a single segment (Technology and Mobile Applications), and re-organized its business primarily according to functional business area.

        Effective July 2, 2007, the Company reorganized its previously reported Technology and Mobile Applications segment into two separate business divisions: Communications Platforms and Mobile Applications. The change in organization was the result of the Company's efforts to organize product development, sales, services and marketing teams to better align to serve each of these divisions' distinct markets. During the fourth quarter of 2007, these divisions were renamed as the NMS Communications division (formerly Communications Platforms) and the LiveWire Mobile division (formerly Mobile Applications). The Company's NI division remained unchanged and continued to focus on solutions for the radio access network ("RAN") portion of mobile operators' infrastructure. The NI division was sold to Verso on December 21, 2007.

        As of June 30, 2008, the Company had operations established in 11 countries outside the United States and its products were sold throughout the world. The Company is exposed to the risk of changes in social, political and economic conditions inherent in foreign operations and the Company's results of operations and the value of its foreign assets are affected by fluctuations in foreign currency exchange rates.

        The following table presents the Company's revenues, operating loss from continuing operations and long-lived assets by reporting segment, and revenue and tangible long-lived assets by geographic region. Revenues by geographic region are presented by attributing revenues from external customers on the basis of where products are sold. Corporate and unallocated costs include general and administrative functions and certain restructuring charges of the Company. For the three and six months ended June 30, 2008 and 2007, the loss from continuing operations for the LiveWire Mobile division includes all acquisition-related amortization expense.

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands)	2008	2007	2008	2007
Revenues
NMS Communications	$13,833	$16,442	$27,805	$33,104
LiveWire Mobile	3,256	4,183	8,460	5,496

Total revenues	$17,089	$20,625	$36,265	$38,600

Operating income (loss)
NMS Communications	$2,322	$3,942	$4,619	$7,807
LiveWire Mobile	(5,995)	(2,987)	(9,017)	(8,110)
Corporate and unallocated costs	(4,248)	(3,278)	(7,289)	(6,637)

Total operating loss from continuing operations	$(7,921)	$(2,323)	$(11,687)	$(6,940)

Revenues by geographic area
Americas	$7,217	$5,839	$13,216	$13,050
Europe, Middle East and Africa	4,348	6,370	9,721	11,921
Asia	5,524	8,416	13,328	13,629

Total revenues	$17,089	$20,625	$36,265	$38,600

NMS Communications Corporation

Notes to Unaudited Condensed Consolidated Financial Statements (Continued)

K. SEGMENT AND GEOGRAPHIC INFORMATION (Continued)

        The following table includes information about the Company's long-lived assets by reportable segment and by geographic region as of:

	June 30, 2008	December 31, 2007
	(In thousands)
Long-lived assets
NMS Communications	$2,794	$2,283
LiveWire Mobile	24,117	7,650
Corporate and unallocated assets	2,335	4,775

Total long-lived assets	$29,246	$14,708

Tangible long-lived assets by geographic area
Americas	$4,217	$4,316
Europe, Middle East and Africa	312	341
Asia	356	439

Total long-lived assets	$4,885	$5,096

L. COMPREHENSIVE LOSS

        The following table presents the Company's comprehensive loss for the stated periods.

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands)	2008	2007	2008	007
Net loss	$(8,249)	$(3,055)	$(14,486)	$(8,173)
Other comprehensive income (loss) items:
Foreign currency translation adjustment	(113)	88	369	72
Net change in unrealized gain (loss) on marketable securities	—	(1)	50	(2)

Comprehensive loss	$(8,362)	$(2,968)	$(14,067)	$(8,103)

M. INCOME TAXES

        On January 1, 2007, the Company adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB SFAS No. 109, Accounting for Income Taxes ("SFAS 109"). FIN 48 prescribes a recognition threshold and measurement attributes for the financial statement recognition and measurement of a tax position taken in or expected to be taken in a tax return. This interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and disclosure and transition. The Company had no adjustments to retained earnings as a result of the implementation of FIN 48. The Company has established a valuation allowance against net deferred tax assets in certain jurisdictions including the United States, because the Company believes that it is more likely than not that the tax assets in those

NMS Communications Corporation

Notes to Unaudited Condensed Consolidated Financial Statements (Continued)

M. INCOME TAXES (Continued)

jurisdictions will not be realized prior to their expiration. The Company will continue to assess the valuation allowance, and to the extent it is determined that such allowance is no longer required, the tax benefit of the remaining net deferred tax assets would be recognized in the future. As of June 30, 2008 and December 31, 2007, the Company had accrued approximately $0.4 million and $0.6 million for uncertain tax positions, respectively, all of which will impact the Company's effective tax rate when recognized. It is reasonably possible that the total amount of unrecognized tax benefits will increase or decrease in the next 12 months. Such changes would occur based on the results of ongoing tax audits in various jurisdictions around the world. As of the filing date of this Form 10-Q, an estimate of the range of reasonably possible outcomes cannot be made. Estimated interest and penalty charges related to unrecognized tax benefits are classified as income tax expense in the accompanying condensed consolidated statements of operations. At June 30, 2008, the Company had $0.1 million of accrued interest expense related to uncertain tax positions.

        The Company conducts business globally and, as a result, the Company or one or more of its subsidiaries files income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. In the normal course of business, the Company is subject to examination by taxing authorities throughout the world. With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations for years before 1999.

        During the fourth quarter of 2007, the Company reached a final settlement with the French tax authorities related to audits for the tax years 2003 through 2004. The settlement of $182,000 was finalized and paid in January 2008. As part of the settlement, the Company has agreed to adjust its gross net operating loss carryforwards and related valuation allowances from $6.3 million to $1.6 million as of December 31, 2006. These gross net operating loss carryforwards had a full valuation allowance against them at June 30, 2008 and December 31, 2007. Based upon the settlement there was no material impact to net income, accumulated deficit or net deferred taxes in any historic periods.

        For U.S. federal income tax purposes, the Company had net operating loss carryforwards available to reduce taxable income of approximately $201.2 million at December 31, 2007. Of this amount, $21.1 million relates to deductions from the exercise of stock options, of which approximately $1.5 million is tracked separately and not included in the Company's deferred tax asset in accordance with SFAS No. 123R. The future benefit from these deductions will be recorded as a credit to additional paid-in capital when realized. Under the provisions of Section 382 of the Internal Revenue Code of 1986, as amended, certain changes in the Company's ownership structure may result in a limitation on the amount of net operating loss carryforwards and research and development tax credit carryforwards that may be used in future years. These carryforwards will begin to expire in 2008 if unutilized. The Company also had foreign net operating loss carryforwards of approximately $20.5 million. As of December 31, 2007, the Company had approximately $6.5 million of tax credits in the U.S. that are comprised of federal research and development credits and state and local credits. These credits will begin to expire in 2008 if unutilized. In addition, the Company had Canadian investment tax credits of approximately $5.0 million. These credits begin to expire in 2014 in unutilized.

        As of December 31, 2007, United States income taxes were not provided on permanently undistributed earnings for certain non-U.S. subsidiaries of approximately $4.5 million. The Company will reinvest these earnings indefinitely in its operations outside the United States.

NMS Communications Corporation

Notes to Unaudited Condensed Consolidated Financial Statements (Continued)

N. REVOLVING LINE OF CREDIT

        On May 6, 2008, the Company entered into a Loan and Security Agreement (the "Original Credit Facility") with Silicon Valley Bank ("SVB"), which permitted the Company to borrow up to $6 million in the form of revolving loan advances, including up to $6 million in the form of letters of credit, foreign exchange contracts, or cash management services. Under the Original Credit Facility, principal borrowings accrued interest at a floating per annum rate equal to SVB's prime rate. Loans under the Original Credit Facility were (i) collateralized by a security interest in substantially all assets of the Company (other than certain intellectual property assets), and (ii) guaranteed by certain domestic subsidiaries of the Company, each of which entered into an unconditional guaranty agreement and a security agreement effective as of May 6, 2008 in favor of SVB.

        On June 30, 2008, the Company, together with its wholly-owned subsidiaries NMS Communications International Corporation, LiveWire Mobile and Groove Mobile, a wholly-owned subsidiary of LiveWire Mobile (collectively, the "Borrowers"), entered into an Amended and Restated Loan and Security Agreement (the "Amended Credit Facility") with SVB, which permits the Borrowers to borrow up to $5 million in the form of advances based on a portion of eligible accounts receivable. Principal borrowings under the Amended Credit Facility accrue interest at a floating per annum rate equal to SVB's prime rate plus one percentage point. The Amended Credit Facility terminates on June 29, 2009. The Amended Credit Facility amends and restates in its entirety the Original Credit Facility.

        The Amended Credit Facility includes customary lending and reporting covenants including, without limitation, the periodic delivery of financial information to SVB, and the provision of notice to SVB upon the occurrence of specified events including threatened litigation and threats to protected intellectual property. The Amended Credit Facility also includes customary representations and warranties including, without limitation, that the accounts receivable upon which SVB will advance funds remain eligible in accordance with the terms of the Amended Credit Facility, and that payment of the accounts receivable by third-party debtors is not contingent in nature and is based on an actual sale and delivery of goods and services. The Amended Credit Facility also includes several potential events of default, which upon occurrence could cause interest to be charged at prime plus four percentage points. These events of default include, without limitation, payment defaults, defaults in the performance of affirmative and negative covenants, the inaccuracy of representations or warranties, material adverse change conditions, attachment of assets, insolvency conditions, defaults relating to uninsured judgments or defaults under other agreements, guarantees or indebtedness. Any uncured events of default may result in SVB's right to declare all outstanding obligations immediately due and payable.

        The Amended Credit Facility contains negative covenants applicable to the Borrowers, including, without limitation prohibitions on certain transfers of its business or property, the payment of certain dividends, changes in business, management or business locations, certain mergers or acquisitions, incurrence or assumption of indebtedness, encumbrance of assets, certain distributions or investments, certain transactions with affiliates, improper debt payments and certain actions related to the Investment Company Act of 1940 and ERISA.

        Loans under the Amended Credit Facility are secured by a security interest in substantially all assets of the Borrowers (other than certain intellectual property assets). The Borrowers intend to utilize the Amended Credit Facility as a source of capital for ongoing operations and working capital needs. The Company incurred approximately $0.1 million in deferred financing fees associated with the Original Credit Facility and the Amended Credit Facility. The deferred financing fees are capitalized as other current assets and are amortized on a straight-line basis over the term of the Amended Credit Facility.

NMS Communications Corporation

Notes to Unaudited Condensed Consolidated Financial Statements (Continued)

O. EQUITY

        Employees of the Company, including certain executive officers, exercised options to purchase 246,692 shares of the Company's common stock under the Company's various employee stock option plans during the six months ended June 30, 2008. Cash proceeds provided by the issuance of common stock related to employee stock option exercises were $0.3 million for the six months ended June 30, 2008. During the six months ended June 30, 2008, the Company issued 246,692 treasury shares in conjunction with the exercise of stock options under the Company's stock option plans.

P. COMMITMENTS AND CONTINGENCIES

        The following table details the Company's future contractual payment obligations as of June 30, 2008:

	Payments due by Period (in thousands)
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years	All Other
Operating lease obligations	$15,834	$4,818	$7,450	$3,566	$—	$—
Capital lease obligations	553	336	170	47	—	—
Purchase obligations	5,059	5,059	—	—	—	—
Uncertain tax positions and related interest	553	—	—	—	—	553

Total contractual obligations	$21,999	$10,213	$7,620	$3,613	$—	$553

Operating Leases

        The Company leases its corporate headquarters office facilities under non-cancelable leases extending to May 31, 2012. The Company occupies other facilities, which serve as sales offices throughout North America, Europe and Asia, under leases that expire within one to eight years. Rental expenses under all operating lease arrangements during the three month periods ended June 30, 2008 and 2007 were $1.1 million and $1.0 million, respectively. Rental expenses under all operating lease arrangements during the six month periods ended June 30, 2008 and 2007 were $2.0 million and $1.8 million, respectively. The amounts presented in the table above do not include future sublease income of $2.8 million which will be earned in the next four years.

Capital Leases

        In connection with the acquisition of Groove Mobile, the Company assumed certain capital lease obligations with future minimum payments of $0.5 million to be settled over the next two years. In addition, in 2008, the Company entered into a capital lease obligation for the purchase of computer equipment with future minimum lease payments of $0.1 million.

NMS Communications Corporation

Notes to Unaudited Condensed Consolidated Financial Statements (Continued)

P. COMMITMENTS AND CONTINGENCIES (Continued)

        Future minimum payments payable under for capital leases are as follows as of June 30, 2008:

Fiscal Year	(In thousands)
Remainder of 2008	$172
2009	274
2010	46
2011	26
2012	26
2013	9

Total minimum lease payments	553
Less interest and taxes	(60)

Present value of minimum payments	$493

Purchase Commitments

        The Company has a purchase agreement (the "Purchase Agreement") with one of its manufacturers, Plexus Services Corporation ("Plexus") that requires Plexus to turn its NMS division-related inventory eight times per year. If this condition is not met, the Company must purchase enough material to bring Plexus up to eight turns. This is assessed on a quarterly basis. At June 30, 2008, the Company had not met the eight turn goal under the Purchase Agreement. As a result, the Company had a contractual obligation under the Purchase Agreement of $117,000 at June 30, 2008. Plexus has agreed to waive the contractual obligation related to the commitment at June 30, 2008 under the Purchase Agreement. The Company has no such arrangements with its other third-party manufacturers.

Uncertain tax positions

        As of June 30, 2008 and December 31, 2007, the Company accrued a liability related to uncertain tax positions of $0.4 million and $0.6 million and related interest of $0.1 million and $0.1 million, respectively. In January 2008, the Company paid $182,000 of taxes and interest related to an uncertain tax position recorded in 2007. The Company is unable to reasonably estimate the timing of the reversal of the remainder of uncertain tax positions and related interest due to uncertainties in the timing of the effective settlements of tax positions.

Litigation

        The Company is party to various legal proceedings in the normal course of its business. However, the Company has no material legal proceedings currently pending.

Guarantees

        The Company's products are generally sold with a 12-18 month warranty period. Parts and labor are covered under the terms of the warranty agreement. The warranty provision is based on historical experience by product, configuration and geographic region. Current warranty provisions are related to the past one to one and a half years' revenues and warranty consumption is associated with current and prior years' revenues.

NMS Communications Corporation

Notes to Unaudited Condensed Consolidated Financial Statements (Continued)

P. COMMITMENTS AND CONTINGENCIES (Continued)

        Changes in the aggregate warranty liability were as follows:

	Six Months Ended June 30,
	2008	2007
	(In thousands)
Beginning balance	$400	$285
Provisions for warranty	233	67
Expenditures	(169)	(85)

Ending balance	$464	$267

Indemnification

        The Company enters into indemnification agreements with certain of its customers in its ordinary course of business. Pursuant to these agreements the Company agrees that in the event its products infringe upon any proprietary right of a third party, the Company will indemnify its customer against any loss, expense or liability from any damages that may be awarded against the customer subject to certain limitations. As described in FASB Staff Position ("FSP") FIN No. 45-1, "Accounting for Intellectual Property Infringement Indemnifications under FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, including Indirect Guarantees of Indebtedness of Others" ("FIN 45"), indemnifications related to infringement of intellectual property, such as the ones the Company has entered into, are considered guarantees and therefore within the scope of FIN 45. These arrangements have been recorded at a fair value of zero as there have been no claims brought against the Company under such arrangements in the past five years.

        The Company provides an indemnification, to the extent permitted by law, to its officers, directors, employees and agents for liabilities arising from certain events or occurrences while the officer, director, employee, or agent, is or was serving at the Company's request in such capacity. As a matter of practice, the Company maintains directors and officer liability insurance coverage.

Q. DISCONTINUED OPERATIONS

        In the fourth quarter of 2007, the Company sold its NI division and certain assets and liabilities of the NI division to Verso. During the three months and six months ended June 30, 2008, the Company incurred additional severance costs and transactions costs related to the disposition of the NI division. As a result, the Company recognized a $0.2 million loss and $0.4 million loss for the three and six months ended June 30, 2008, respectively. Net loss from discontinued operations was $0.9 million (net of income tax benefit of $25,000) and $1.6 million (net of income tax benefit of $49,000) for the three and six months ended June 30, 2007, respectively. The NI division had revenues of $0.8 million and $1.8 million for the three and six months ended June 30, 2007, respectively.

R. RECENT ACCOUNTING PRONOUNCEMENTS

        In September 2006, the FASB issued SFAS 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in GAAP and expands disclosures regarding fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements, the FASB having previously concluded in those accounting

NMS Communications Corporation

Notes to Unaudited Condensed Consolidated Financial Statements (Continued)

R. RECENT ACCOUNTING PRONOUNCEMENTS (Continued)

pronouncements that fair value is the relevant measurement attribute. Accordingly, SFAS 157 does not require any new fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007. However, in February, 2008, the FASB issued FSP FAS 157-2 "Effective Date of FASB Statement No. 157" ("FSP FAS 157-2") , which delays the effective date of SFAS 157 for all nonfinancial assets and nonfinancial liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). This FSP partially defers the effective date of Statement 157 to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years for items within the scope of this FSP. Effective January 1, 2008, the Company has adopted SFAS 157 except as it applies to those nonfinancial assets and nonfinancial liabilities as noted in FSP FAS 157-2. The adoption of SFAS 157 had no material impact on the Company's financial statements upon adoption and for the three and six months ended June 30, 2008. The Company is currently evaluating the potential impact of adoption of FSP FAS 157-2 and has not yet determined the impact, if any, that its adoption will have on its results of operations or financial condition.

        In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities, including an amendment of FASB Statement No. 115 ("SFAS 159"). SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS 159 does not affect any existing accounting literature that requires certain assets and liabilities to be carried at fair value. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The adoption of SFAS 159, effective January 1, 2008, did not have a material impact on the Company's financial position, results of operations or cash flows.

        In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations ("SFAS 141R") and SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements, an amendment of Accounting Research Bulletin No. 51 ("SFAS 160"). SFAS 141R will change how business acquisitions are accounted for and will impact financial statements both on the acquisition date and in subsequent periods. SFAS 160 will change the accounting and reporting for minority interests, which will be recharacterized as noncontrolling interests and classified as a component of equity. The provisions of SFAS 141R and SFAS 160 are effective for fiscal years beginning on or after December 15, 2008. The Company is currently evaluating the impact that SFAS 141R and SFAS 160 will have on the Company's results of operations or financial condition.

        In March 2008, the FASB issued FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 requires expanded disclosures regarding the location and amounts of derivative instruments in an entity's financial statements, how derivative instruments and related hedged items are accounted for under SFAS 133, Accounting for Derivative Instruments and Hedging Activities, and how derivative instruments and related hedged items affect an entity's financial position, operating results and cash flows. SFAS 161 is effective on January 1, 2009. Since SFAS 161 affects only disclosures, it will not impact the Company's financial position or results of operations upon adoption.

        In April 2008, the FASB issued FASB Staff Position No. FAS 142-3, Determination of the Useful Life of Intangible Assets ("FSP 142-3"). FSP 142-3 is effective for financial statements issued for the fiscal years beginning after December 15, 2008, and interim periods within those fiscal years, which

NMS Communications Corporation

Notes to Unaudited Condensed Consolidated Financial Statements (Continued)

R. RECENT ACCOUNTING PRONOUNCEMENTS (Continued)

means the Company will adopt FSP 142-3 in its fiscal year 2009. FSP 142-3 amends the factors that should be considered in developing renewal of extension assumptions used to determine the useful life of a recognized intangible asset under FASB Statement No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). FSP 142-3 is intended to improve the consistency between the useful life of an intangible asset under SFAS 141R and other US GAAP. The Company is currently evaluating the impact, if any, of the adoption of FSP 142-3 on the Company's financial position, results of operations or cash flows.

        In May 2008, the FASB issued SFAS 162, The Hierarchy of Generally Accepted Accounting Principles ("SFAS 162"). This statement identifies the sources of accounting principles and how those accounting principles should be used in preparing financial statements in accordance with U.S. generally accepted accounting principles. This statement is effective 60 days after the SEC's approval of the Public Company Accounting Oversight Board amendments to Auditing Section 411, "The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles." The Company believes SFAS 162 will have no impact on the Company's financial statements.

CAUTIONARY STATEMENT

        When used anywhere in this Form 10-Q and in future filings by us with the Securities and Exchange Commission, in our press releases and in oral statements made with the approval of one of our authorized executive officers, the words or phrases "will likely result", "we expect", "will continue", "is anticipated", "estimated", "project", or "outlook" or similar expressions (including confirmations by one of our authorized executive officers of any such expressions made by a third party with respect to us) are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. Actual results may differ materially from these expectations due to risks and uncertainties including, but not limited to, a flatness or decline in communications spending, a failure or delay in effecting or obtaining the anticipated benefits from our repositioning, our inability to collect outstanding accounts receivable from our larger customers, quarterly fluctuations in financial results, the availability of products from vendors, a failure to, or a delay in effectively integrating businesses we acquire with our business, and other risks. These and other risks are detailed from time to time in our filings with the Securities and Exchange Commission, including in Part I of our annual report on Form 10-K for the year ended December 31, 2007. We specifically disclaim any obligation to publicly release the result of any revisions, which may be made to any forward-looking statements to reflect anticipated or unanticipated events or circumstances occurring after the date of such statements.

Item 2.    Management's Discussion and Analysis of Financial Condition and Results of Operations

OVERVIEW

        We operate in the large and rapidly evolving telecommunications industry. Our products include system building blocks, media processing, signaling and service delivery systems, mobile personalization applications, and voice quality systems. We sell our products through our direct sales force and channel partners. We have established businesses in North and South America (the "Americas"), Europe, the Middle East, Africa (collectively, "EMEA"), and Asia. The majority of our products are manufactured by third party manufacturers. Our research and development activities focus primarily on opportunities relating to emerging wireless applications, next generation voice and video applications, and emerging IP-based services, including Voice over Internet Protocol.

        Effective July 2, 2007, we reorganized our previously reported Technology and Mobile Applications segment into two separate business divisions: Communications Platforms and Mobile Applications. The change in organization was the result of our efforts to organize product development, sales, services and marketing teams to better align to serve each of these divisions' distinct markets. During the fourth quarter of 2007, these divisions were renamed as the NMS Communications divisions (formerly Communications Platforms) and the LiveWire Mobile division (formerly Mobile Applications). Corporate and unallocated costs include general and administrative functions and restructuring charges. Accordingly, segment revenue and operating income (loss) have been reclassified to conform to current period presentation.

        On December 21, 2007, we entered into an Asset Purchase Agreement (the "Agreement"), dated December 20, 2007, with Verso Technologies, Inc. a Minnesota Corporation ("Verso"), to sell our NI division. The closing of the transaction occurred on December 21, 2007. Net loss from the discontinued operations was $0.2 million and $0.4 million for the three and six months ended June 30, 2008, respectively. Net loss from the discontinued operations was $0.9 million and $1.6 million for the three and six months ended June 30, 2007, respectively. During the six months ended June 30, 2008, we recognized an other-than-temporary impairment of the Verso common stock that had been issued to us by Verso in connection with the sale of our NI division totaling $1.9 million related to Verso's announced bankruptcy in April 2008.

        In January 2008, to contribute to our growth strategy of the LiveWire Mobile division, we created a wholly-owned subsidiary, LiveWire Mobile, Inc. ("LiveWire Mobile"). LiveWire Mobile acquired Groove Mobile, Inc. ("Groove Mobile") on March 17, 2008 for cash consideration of $14.5 million and total transaction costs and facility exit costs of $1.4 million. Groove Mobile provided mobile music solutions. We believe the acquisition has enabled LiveWire Mobile to expand its ability to offer a portfolio of managed services, including ringback tones, ringtones, and full track music and video downloads delivered through an integrated storefront.

        During the three months ended June 30, 2008, we incurred a loss from continuing operations of $8.0 million. Our loss from continuing operations increased $5.8 million, from $2.2 million for the three months ended June 30, 2007, due primarily to a revenue decrease in both of our divisions. Further, in connection with the acquisition of Groove Mobile, we incurred additional amortization fees related to acquired intangibles and increased operating expenses in connection with the integration of Groove Mobile into our business. We also incurred a $1.0 million restructuring charge in the second quarter of 2008.

        During the six months ended June 30, 2008, we incurred a loss from continuing operations of $14.1 million. Our loss from continuing operations increased $7.5 million, from $6.6 million for the six months ended June 30, 2007. Our net loss included an other-than-temporary impairment of $1.9 million of Verso common stock recorded in the first quarter of 2008. We also experienced a decrease in our NMS Communications division revenues of $5.3 million from $33.1 million for the six months ended June 30, 2007, which was offset by growth in our LiveWire Mobile division revenues of $3.0 million. Further, in connection with the acquisition of Groove Mobile, we incurred additional amortization fees related to acquired intangibles and increased operating expenses in connection with the integration of Groove Mobile into our business. Finally, we incurred a $1.4 million restructuring charge for the six months ended June 30, 2008.

        During the six months ended June 30, 2008, we utilized $7.7 million of cash to support operations. Additionally, we paid approximately $14.5 million in connection with the acquisition of Groove Mobile. On June 30, 2008, we borrowed $4.0 million under the Amended Credit Facility. As of June 30, 2008, we had $9.3 million in cash and cash equivalents. We have used, and may continue to use, our cash for general corporate purposes, which may include working capital and capital expenditures.

Critical Accounting Policies and Estimates

        The following information updates, should be read in conjunction with the information disclosed in Item 7 "Management's Discussion and Analysis of Financial Condition and Results of Operations" of our annual report on Form 10-K for the year ended December 31, 2007.

        Our discussion and analysis of our financial condition and results of operations are based upon our condensed consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an on-going basis, we evaluate our estimates, including those related to stock-based compensation, revenue recognition, allowances for doubtful accounts, write-downs for excess and obsolete inventories, possible impairment of long-lived assets and goodwill, income taxes, restructuring and other related charges, and accounting for acquisitions. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. We have noted that our estimates used in the past have been consistent with actual results. Actual results may differ from these estimates under different assumptions or conditions. For a discussion of how these estimates and other factors may affect our business, see also our discussion under the heading "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2007.

RESULTS OF OPERATIONS

Revenues

        Revenues consist primarily of product sales and, to a lesser extent, services provided to our customers. NMS Communications division revenues consist of sales of our systems building block products and services, video products and services, and voice quality enhancement and echo cancellation products, systems and services. LiveWire Mobile division revenues consist of sales of our mobile personalization platforms and related services, including managed services.

	Three Months Ended June 30,					Six Months Ended June 30,
	2008		2007			2008		2007
(In millions)	Amount	% of Revenue	Amount	% of Revenue	Change	Amount	% of Revenue	Amount	% of Revenue	Change
NMS Communications	$13.8	80.9%	$16.4	79.7%	(15.9)%	$27.8	76.7%	$33.1	85.8%	(16.0)%
LiveWire Mobile	3.3	19.1	4.2	20.3	(22.2)%	8.5	23.3	5.5	14.2	53.9%

Total revenues	$17.1	100.0%	$20.6	100.0%	(17.1)%	$36.3	100.0%	$38.6	100.0%	(6.0)%

        We experienced a decrease in the NMS Communications division revenues for both the three and six months ended June 30, 2008, respectively, as compared to the three and six months periods ended June 30, 2007, due to a decrease in demand for our products, primarily in the Asia region. Service revenues were $0.6 million and $0.6 million for the three months ended June 30, 2008 and 2007, respectively. Service revenues were $1.3 million and $1.3 million for the six months ended June 30, 2008 and 2007, respectively.

        LiveWire Mobile revenues decreased $0.9 million during the three months ended June 30, 2008 as compared to the three months ended June 30, 2007, due to a $2.1 million decrease in product revenues offset by a $1.2 million increase in service revenues. Product revenues decreased primarlily due to the variability in the timing of completion of these arrangements. The increase in service revenues is due to our recently introduced managed service offerings, which includes $1.2 million of revenues from the customer relationships obtained in connection with the acquisition of Groove Mobile in March 2008.

        LiveWire Mobile experienced a $3.0 million increase in revenues for the six months ended June 30, 2008, as compared to the six months ended June 30, 2007, due to a $0.2 million increase in product revenues and a $2.8 million increase in service revenues. The increase in product revenues is primarily attributable to the recognition of $1.6 million in handset software distribution royalties from one customer. We recorded $1.3 million of this amount in the first quarter of 2008. The increase was offset by a $1.4 million decrease in product revenue sales of our ringback platform due to the variability in the timing of completion of these arrangements. The increase in service revenue was primarily due to the recognition of $2.0 million related to our recent introduction of our managed service offerings, which includes $1.3 million of revenues from the customer relationships obtained in connection with the acquisition of Groove Mobile in March 2008. We also recorded $0.4 million of service revenues related to the multiple-element license and support arrangement described above.

	Three Months Ended June 30,					Six Months Ended June 30,
	2008		2007			2008		2007
(In millions)	Amount	% of Revenue	Amount	% of Revenue	Change	Amount	% of Revenue	Amount	% of Revenue	Change
Americas	$7.2	42.3%	$5.8	28.3%	23.6%	$13.2	36.4%	$13.1	33.8%	1.3%
Europe, Middle East and Africa	4.4	25.4	6.4	30.9	(31.7)%	9.7	26.8	11.9	30.9	(18.5)%
Asia	5.5	32.3	8.4	40.8	(34.4)%	13.4	36.8	13.6	35.3	(2.2)%

Total revenues	$17.1	100.0%	$20.6	100.0%	(17.1)%	$36.3	100.0%	$38.6	100.0%	(6.0)%

        Revenues derived from the Americas market increased $1.4 million during the three months ended June 30, 2008, as compared to the three months ended June 30, 2007, primarily due to the recognition of $1.0 million of service revenue from the customer relationships obtained in connection with LiveWire Mobile's acquisition of Groove Mobile in March 2008. Revenues derived from the EMEA and Asia markets decreased an aggregate of $4.9 million during the three months ended June 30, 2008, as compared to the three months ended June 30, 2007, due to a decrease in demand of our NMS Communications products in these markets and variability in the timing of completion of our ringback platform arrangements.

        Revenues derived from the Americas region increased $0.1 million during the six months ended June 30, 2008, as compared to the six months ended June 30, 2007, due to the recognition of $1.1 million of service revenue from the customer relationships obtained in connection with LiveWire Mobile's acquisition of Groove Mobile offset by decreases in demand for NMS Communications products. Revenues derived from the EMEA and Asia markets decreased an aggregate of $2.4 million during the six months ended June 30, 2008, as compared to the six months ended June 30, 2007, due to lower demand of our NMS Communications division products offset by increases in our LiveWire Mobile division revenues. LiveWire Mobile revenues increased in the EMEA markets related to ringback platform expansions from existing customers. LiveWire Mobile revenue derived from the Asia market included $2.0 million in handset software and services revenue related to the multiple-element customer license and support arrangement described previously.

Gross Profit and Cost of Revenues

        Cost of revenues consists primarily of product costs, cost of services provided to our customers, the costs of managed services, including content costs, and overhead associated with fulfillment operations. Our manufacturing process is outsourced to contract manufacturers. The amortization of certain intangible assets and stock-based compensation expense are also included in cost of revenues.

	Three Months Ended June 30,					Six Months Ended June 30,
	2008		2007			2008		2007
(In millions)	Amount	% of Revenue	Amount	% of Revenue	Change	Amount	% of Revenue	Amount	% of Revenue	Change
Revenues	$17.1	100.0%	$20.6	100.0%	(17.1)%	$36.3	100.0%	$38.6	100.0%	(6.0)%
Cost of revenues	7.9	46.1	8.2	39.7	(3.7)%	14.7	40.4	15.8	40.8	(6.9)%

Gross profit	$9.2	53.9%	$12.4	60.3%	(26.0)%	$21.6	59.6%	$22.8	59.2%	(5.4)%

        We experienced a decrease in gross profit in the three and six months ended June 30, 2008, as compared to the three and six months ended June 30, 2007, primarily due to the changes in revenues as described above. The decrease in gross profit is also affected by increases in cost of revenues related to amortization of acquired intangibles. During both the three and six month periods ended June 30, 2008, we recognized $0.7 million and $0.8 million of amortization expense related to the core technology acquired in connection with the Groove Mobile acquisition.

Selling, General and Administrative

        Selling, general and administrative expenses consist primarily of salaries, stock-based compensation, commissions and related personnel and overhead expenses for those engaged in our sales, marketing, promotional, public relations, executive, accounting and administrative activities. The amortization of intangible assets related to acquired customer relationships is also included in selling, general and administrative expenses.

	Three Months Ended June 30,					Six Months Ended June 30,
	2008		2007			2008		2007
(In millions)	Amount	% of Revenue	Amount	% of Revenue	Change	Amount	% of Revenue	Amount	% of Revenue	Change
Selling, general and administrative expenses	$10.6	62.1%	$10.1	49.0%	4.9%	$21.3	58.6%	$20.5	53.0%	3.9%

        Selling, general and administrative expenses increased $0.5 million during the three months ended June 30, 2008, compared to the three months ended June 30, 2007. The increase was primarily due to the acquisition of Groove Mobile in March 2008, offset by a $0.5 million decrease in stock based compensation expense and a $0.2 million decrease in commission expense.

        Selling, general and administrative expenses increased $0.8 million during the six months ended June 30, 2008 compared to the six months ended June 30, 2007. The increase was primarily due to the acquisition of Groove Mobile in March 2008, offset by a $0.1 million decrease in stock based compensation expense.

Research and Development

        Research and development expenses consist primarily of salaries, personnel expenses, stock-based compensation, prototype and other discretionary fees related to the design, development, testing and enhancement of our products. These costs are expensed as incurred.

	Three Months Ended June 30,					Six Months Ended June 30,
	2008		2007			2008		2007
(In millions)	Amount	% of Revenue	Amount	% of Revenue	Change	Amount	% of Revenue	Amount	% of Revenue	Change
Research and development expenses	$5.5	32.2%	$4.7	22.6%	17.9%	$10.6	29.2%	$9.3	24.1%	13.9%

        Our research and development spending increased $0.8 million and $1.3 million during the three and six months ended June 30, 2008, respectively, as compared to the three and six months ended June 30, 2007. These increases were primarily attributable to an increase in personnel and related costs associated with current roadmap initiatives as well as the Groove Mobile acquisition during the first quarter of 2008. Our research and development activities are primarily focused on opportunities relating to mobile personalization applications, IP-based services, including VoIP, enhancing our existing board and software families, next generation board and related software offerings (incorporating for example, video capabilities), our Vision media servers.

Restructuring

        In the fourth quarter of 2006, we entered into an agreement to sublease to a third party office space located in Framingham, Massachusetts, which we formerly used as supplementary conference, training and corporate office space (the "2006 sublease"). We exited this facility as of December 31, 2006. In 2001 and 2002, we recorded restructuring charges related to other exited space in this facility, equal to the difference between committed lease payments and the estimated sublease rental income for such space. During the fourth quarter of 2006, we updated our analysis of the estimated sublease rental income based on the signing of the 2006 sublease, and other expected market conditions. As a result, we recorded additional pre-tax restructuring costs of approximately $0.9 million. The total pre-tax restructuring charges we recognized in 2006 related to these actions were $2.3 million of facility-related charges.

        In the first quarter of 2008, in order to reduce operating costs, we eliminated nine employee positions in anticipation of synergies associated with the acquisition of Groove Mobile, which resulted in restructuring and other related charges of $0.4 million, consisting of $0.4 million of employee severance-related costs. In connection with the acquisition of Groove Mobile, we created an exit plan to vacate the Groove Mobile corporate headquarters and relocate employees to the LiveWire Mobile corporate headquarters. We recorded a facility exit cost of $0.3 million, which represents the estimated remaining net facility-related costs during the lease term.

        In the second quarter of 2008, we recorded a restructuring charge of $1.0 million. Of this amount, $0.4 million related to exited office space located at our headquarters in Framingham, Massachusetts. We consolidated our use of office space subsequent to the LiveWire Mobile division's relocation of its operations to Littleton, Massachusetts in May 2008. We also recorded a facility-related restructuring charge of $0.1 million related to consolidation of its France office. In connection with the facility exit activities, we wrote down $0.5 million of fixed assets associated with the exited space, primarily consisting of leasehold improvements.

        The following table sets forth activity during the six months ended June 30, 2008 related to restructuring:

	Employee Related	Facility Related	Fixed Assets Related	Total
	(In thousands)
Restructuring accrual balance at December 31, 2007	$—	$2,749	$—	$2,749
Restructuring	435	490	490	1,415
Restructuring related to acquisition of Groove Mobile	—	311	—	311
Cash payments	(293)	(501)	—	(794)
Write-off of fixed assets	—	—	(490)	(490)
Accretion of deferred rent	—	19	—	19
Reclassification of deferred rent	—	217	—	217

Restructuring accrual balance at June 30, 2008	$142	$3,285	$—	$3,427

        The employee related accrual is expected to be settled in cash over the next year. The facility related accrual is expected to be settled in cash over the next four years.

Other Income (Expense), Net

        Other income (expense), net consists primarily of interest income, interest expense, gains or losses realized on the sale of investments, other-than-temporary impairment of investments and foreign currency translation gains and losses.

	Three Months Ended June 30,		Six Months Ended June 30,
(In millions)	2008	2007	2008	2007
Interest income	$—	$0.3	$0.2	$0.7
Other	0.1	(0.2)	(2.1)	(0.3)

Other income (expense), net	$0.1	$0.1	$(1.9)	$0.4

        The decrease in interest income for the three and six months ended June 30, 2008 compared with the three and six months ended June 30, 2007, is attributable to a decrease in our cash, cash equivalents and marketable securities. Included in other income (expense), net in the three months ended June 30, 2008 and 2007, is a $0.1 million income and $0.2 million loss related to foreign currency translation, respectively. During the six months ended June 30, 2008, we recognized an other-than-temporary impairment charge of $1.9 million related to our Verso common stock holdings. We deemed the impairment to be other-than-temporary due to Verso filing for bankruptcy in April of 2008. This charge is included in other expense, net. Also, included in other expense, net in the six months ended June 30, 2008, is a $0.2 million expense related to foreign currency translation loss. Included in other expense, net in the six months ended June 30, 2007, is a $0.3 million loss related to foreign currency translation.

Income Tax Expense

        Income tax expense for the three months ended June 30, 2008 and 2007 was $192,000 and $20,000, respectively. Income tax expense for the six months ended June 30, 2008 and 2007 was $491,000 and $71,000, respectively. Income tax expense includes foreign income taxes incurred by foreign subsidiaries offset by tax credits earned related to our research and development activities performed at our Canadian facility. In addition, for the three and six months ended June 30, 2008, $138,000 and $352,000, respectively, was attributable to an increase in non-recoverable withholding taxes from customers in Korea and India.

        We conduct business globally and, as a result, we or one or more of our subsidiaries files income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. In the normal course of business we are subject to examination by taxing authorities throughout the world.

        For U.S. federal income tax purposes, we had net operating loss carryforwards available to reduce taxable income of approximately $201.2 million at December 31, 2007. Of this amount $21.1 million relates to deductions from the exercise of stock options, of which approximately $1.5 million is tracked separately and not included in our deferred tax asset in accordance with SFAS 123R. The future benefit from these deductions will be recorded as a credit to additional paid-in capital when realized. Under the provision of the Internal Revenue Code Section 382, certain changes in our ownership structure may result in a limitation on the amount of net operating loss carryforwards and research and development credit carryforwards that may be used in future years. These carryforwards will begin to expire in 2008 if unutilized. We also had foreign net operating loss carryforwards of approximately $20.5 million. As of December 31, 2007, we had approximately $6.5 million of tax credits in the U.S. that are composed of federal research and development credits and state and local credits. These credits will begin to expire in 2008 if unutilized. In addition, we had Canadian investment tax credits of approximately $5.0 million. These credits begin to expire in 2014 if unutilized.

        We have established valuation allowances against net deferred tax assets in certain jurisdictions including the United States, because we believe that it is more likely than not that the tax assets in those jurisdictions will not be realized prior to their expiration. We will continue to assess the valuation allowance and to the extent it is determined that any allowance is no longer required, the tax benefit of the remaining net deferred tax assets would be recognized in the future.

LIQUIDITY AND CAPITAL RESOURCES

(In millions)	June 30, 2008	December 31, 2007
Cash, cash equivalents and marketable securities	$9.3	$30.2
Working capital	$5.5	$31.3

        As of June 30, 2008, our liquid assets included cash of $9.3 million. We intend to use our cash for general corporate purposes, which may include working capital and capital expenditures. In connection with the sale of the NI division in the fourth quarter of 2007, we received consideration of $850,000 of cash and 5,374,033 shares of Verso common stock, for which we recognized an other-than-temporary impairment charge of $1.9 million during the three months ended March 31, 2008 due to Verso filing for bankruptcy in April, 2008.

        On March 17, 2008, LiveWire Mobile acquired Groove Mobile for cash consideration of $14.5 million, plus $1.4 million in total transaction costs. In connection with the acquisition of Groove Mobile, we assumed short term debt of $0.5 million and repaid the obligation in March 2008.

        On May 6, 2008, we entered into a Loan and Security Agreement (the "Original Credit Facility") with Silicon Valley Bank ("SVB"), which permitted us to borrow up to $6 million in the form of revolving loan advances, including up to $6 million in the form of letters of credit, foreign exchange contracts, or cash management services. Under the Original Credit Facility, principal borrowings accrued interest at a floating per annum rate equal to SVB's prime rate. Loans under the Original Credit Facility were (i) collateralized by a security interest in substantially all our assets (other than certain intellectual property assets), and (ii) guaranteed by certain of our domestic subsidiaries, each of which entered into an unconditional guaranty agreement and a security agreement effective as of May 6, 2008 in favor of SVB.

        On June 30, 2008, we, together with our wholly-owned subsidiaries NMS Communications International Corporation, LiveWire Mobile and Groove Mobile, a wholly-owned subsidiary of LiveWire Mobile (collectively, the "Borrowers"), entered into an Amended and Restated Loan and Security Agreement (the "Amended Credit Facility") with SVB, which permits the Borrowers to borrow up to $5 million in the form of advances based on a portion of eligible accounts receivable. Principal borrowings under the Amended Credit Facility accrue interest at a floating per annum rate equal to SVB's prime rate plus one percentage point. The Amended Credit Facility terminates on June 29, 2009. The Amended Credit Facility amends and restates in its entirety the Original Credit Facility.

        The Amended Credit Facility includes customary lending and reporting covenants including, without limitation, the periodic delivery of financial information to SVB, and the provision of notice to SVB upon the occurrence of specified events including threatened litigation and threats to protected intellectual property. The Amended Credit Facility also includes customary representations and warranties including, without limitation, that the accounts receivable upon which SVB will advance funds remain eligible in accordance with the terms of the Amended Credit Facility, and that payment of the accounts receivable by third-party debtors is not contingent in nature and is based on an actual sale and delivery of goods and services. The Amended Credit Facility also includes several potential events of default, which upon occurrence could cause interest to be charged at prime plus four percentage points. These events of default include, without limitation, payment defaults, defaults in the performance of affirmative and negative covenants, the inaccuracy of representations or warranties, material adverse change conditions, attachment of assets, insolvency conditions, defaults relating to uninsured judgments or defaults under other agreements, guarantees or indebtedness. Any uncured events of default may result in SVB's right to declare all outstanding obligations immediately due and payable.

        The Amended Credit Facility contains negative covenants applicable to the Borrowers, including, without limitation prohibitions on certain transfers of its business or property, the payment of certain dividends, changes in business, management or business locations, certain mergers or acquisitions, incurrence or assumption of indebtedness, encumbrance of assets, certain distributions or investments, certain transactions with affiliates, improper debt payments and certain actions related to the Investment Company Act of 1940 and ERISA.

        Loans under the Amended Credit Facility are secured by a security interest in substantially all assets of the Borrowers (other than certain intellectual property assets). The Borrowers intend to utilize the Amended Credit Facility as a source of capital for ongoing operations and working capital needs. We incurred approximately $0.1 million in deferred financing fees associated with the Original Credit Facility and the Amended Credit Facility. The deferred financing fees are capitalized as other current assets and are amortized on a straight-line basis over the term of the Amended Credit Facility.

        As of June 30, 2008, we had no significant capital spending or purchase commitments other than facility leases, equipment leases and purchase orders in the ordinary course of business.

        We believe that our available liquid assets and working capital are sufficient to meet our operating expenses, capital requirements and contractual obligations for the next 12 months. Material risks to cash flow from operations include lower than anticipated revenues and delayed cash receipts from sales of our products and services. If any of these risks materialize, we may take actions to reduce operating costs. Our future liquidity and cash requirements will depend on numerous factors, including, but not limited to, the level of revenue we will be able to achieve in the future, the successful introduction of new products and services in the market and capital expenditures required to support our business. Long-term cash requirements for normal operating expenses and for selling and general administrative expenses are anticipated for the continued development of new products. At this time we do not anticipate additional significant acquisitions of businesses or technologies complementary to our business. In the future we could require additional external financing through the sales of additional equity, obtaining loans from financial institutions or other financing vehicles, or selling core or non-core assets of the Company. There is no assurance that such financing can be obtained on favorable terms, if at all.

Cash Flow:

        Sources and uses of cash for the year to date periods are summarized in the table below. Sources and uses of our liquid assets are shown in detail in the statement of cash flows of our financial statements.

	Six Months Ended June 30,
(In millions)	2008	2007
Net cash provided (used in) by:
Operating activities	$(7.7)	$(0.1)
Investing activities	$(6.8)	$3.7
Financing activities	$3.6	$0.1

        We incurred a net loss of $14.5 million for the six months ended June 30, 2008, as compared to a net loss of $8.2 million for the six months ended June 30, 2007. The principal driver in the change in cash flows used in operations is net loss adjusted by certain non-cash items such as amortization and stock based compensation. Our change in cash flows for the six months ended June 30, 2008 was also adjusted by the $1.9 million impairment charge we recognized in relation to the Verso stock issued to us in connection with the sale of our NI division.

        Our cash flows from operating activities are also affected by changes in our operating assets and liabilities. As of June 30, 2008 and 2007, days sales outstanding (DSO) were 56 days and 42 days, respectively. DSO is significantly affected by the timing of customer invoicing which for most of our products takes place at the time of shipment. For some of our products, we partially invoice our customers at the time of order receipt, with the remainder of the order being invoiced at certain milestones. Deferred revenues represent products shipped to customers or services billed where revenue is not yet recognized. As LiveWire Mobile product and services revenues are expected to become a larger proportion of overall revenues, accounts receivable and DSO may increase and affect cash flows accordingly. During the six months ended June 30, 2008, cash flows provided by accounts receivable were $3.9 million.

        We used cash of $6.8 million to pay accounts payables and accrued expenses during the six months ended June 30, 2008, primarily related to the payout of payroll, bonus and commissions earned during the fourth quarter of 2007, and the payment of transaction costs of $1.1 million related to the acquisition of Groove. In addition, we paid $1.6 million for licensed technology we purchased in December, 2007.

        Our cash flows used in investing activities were primarily driven by the purchases and maturities and sales of our marketable securities and our acquisition of Groove Mobile. We purchased $1.3 million of marketable securities in the first quarter of 2008. Proceeds from the sale and maturity of marketable securities in the first quarter of 2008 provided $9.5 million of cash. On March 17, 2008, we acquired Groove Mobile for total cash consideration of $14.5 million, plus the assumption of $3.0 million of liabilities, including $0.5 million of short term debt which was paid immediately after closing. We also incurred approximately $1.4 million in total transaction costs and facility exit costs, of which $1.1 million were paid during the six months ended June 2008.

        Our cash flows provided by financing activities were primarily driven by the $4.0 million in proceeds obtained from our revolving line of credit. The cash flows used in financing activities included $0.5 million of debt we assumed and paid in connection with the Groove Mobile acquisition and $0.1 million paid related to our capital lease obligations.

OFF-BALANCE SHEET ARRANGEMENTS AND CONTRACTUAL OBLIGATIONS

Off-Balance Sheet Arrangements

        We do not have any off-balance sheet financing arrangements, other than property and equipment operating leases that are disclosed in the contractual obligations table below and in our condensed consolidated financial statements, nor do we have any transactions, arrangements or other relationships with any special purpose entities established by us, at our direction or for our benefit. The following table details our future contractual payment obligations.

Contractual Obligations

        The following table details our future contractual payment obligations as of June 30, 2008:

	Payments due by Period (in thousands)
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years	All Other
Operating lease obligations	$15,834	$4,818	$7,450	$3,566	$—	$—
Capital lease obligations	553	336	170	47	—	—
Purchase obligations	5,059	5,059	—	—	—	—
Uncertain tax positions and related interest	553	—	—	—	—	553

Total contractual obligations	$21,999	$10,213	$7,620	$3,613	$—	$553

        Operating lease obligations do not include estimated sublease income of $2.8 million, which is expected to be received over the next four years.

        Purchase obligations are open purchase orders defined as agreements to purchase goods or services that are enforceable and legally binding and that specify all significant terms, including: fixed or minimum quantities to be purchased; fixed, minimum or variable pricing provisions; and the approximate timing of the transactions. These obligations primarily relate to components, software licenses and services, and equipment maintenance services. The amounts are based on our contractual commitments.

        We have a purchase agreement (the "Purchase Agreement") with one of our manufacturers, Plexus Services Corporation ("Plexus"), that requires Plexus to turn our NMS division-related inventory eight times per year. If this condition is not met, we must purchase enough material to bring Plexus up to eight turns. This is assessed on a quarterly basis. At June 30, 2008, we had not met the eight turn goal under the Purchase Agreement. As a result, we had a contractual obligation under the Purchase Agreement of $117,000 at June 30, 2008, which Plexus agreed to waive the contractual obligation related to this contractual obligation under the Purchase Agreement. We had no such arrangements with other third-party manufacturers.

        As of June 30, 2008, we recorded a liability related to uncertain tax positions of $0.4 million. In January 2008, we paid $182,000 of taxes and interest, related to an uncertain tax position recorded in 2007. We are unable to reasonably estimate the timing of the remainder of our uncertain tax positions and related interest in individual years beyond 12 months due to uncertainties in the timing of the effective settlements of tax positions.

RECENT ACCOUNTING PRONOUNCEMENTS

        In September 2006, the FASB issued SFAS 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in GAAP and expands disclosures regarding fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements, the FASB having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, SFAS 157 -does not require any new fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007. However, in February, 2008, the FASB issued FSP FAS 157-2 "Effective Date of FASB Statement No. 157" ("FSP FAS 157-2"), which delays the effective date of SFAS 157 for all nonfinancial assets and nonfinancial liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). This FSP partially defers the effective date of Statement 157 to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years for items within the scope of this FSP. Effective January 1, 2008, we adopted SFAS 157 except as it applies to those nonfinancial assets and nonfinancial liabilities as noted in FSP

FAS 157-2. The adoption of SFAS 157 had no material impact on our financial statements upon adoption and for the six months ended June 30, 2008. We are currently evaluating the potential impact of adoption of FSP FAS 157-2 and have not yet determined the impact, if any, that its adoption will have on our results of operations or financial condition.

        In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities, including an amendment of FASB Statement No. 115 ("SFAS 159"). SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS 159 does not affect any existing accounting literature that requires certain assets and liabilities to be carried at fair value. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The adoption of SFAS 159, effective January 1, 2008, did not have a material impact on our financial position, results of operations or cash flows.

        In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations ("SFAS 141R") and SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements, an amendment of Accounting Research Bulletin No. 51 ("SFAS 160"). SFAS 141R will change how business acquisitions are accounted for and will impact financial statements both on the acquisition date and in subsequent periods. SFAS 160 will change the accounting and reporting for minority interests, which will be recharacterized as noncontrolling interests and classified as a component of equity. The provisions of SFAS 141R and SFAS 160 are effective for fiscal years beginning on or after December 15, 2008. We are currently evaluating the impact that SFAS 141R and SFAS 160 will have on our results of operations or financial condition.

        In March 2008, the FASB issued FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 requires expanded disclosures regarding the location and amounts of derivative instruments in an entity's financial statements, how derivative instruments and related hedged items are accounted for under SFAS 133, Accounting for Derivative Instruments and Hedging Activities, and how derivative instruments and related hedged items affect an entity's financial position, operating results and cash flows. SFAS 161 is effective on January 1, 2009. Since SFAS 161 affects only disclosures, it will not impact our financial position or results of operations upon adoption.

        In April 2008, the FASB issued FASB Staff Position No. FAS 142-3, Determination of the Useful Life of Intangible Assets ("FSP 142-3"). FSP 142-3 is effective for financial statements issued for the fiscal years beginning after December 15, 2008, and interim periods within those fiscal years, which means we will adopt FSP 142-3 in our fiscal year 2009. FSP 142-3 amends the factors that should be considered in developing renewal of extension assumptions used to determine the useful life of a recognized intangible asset under FASB Statement No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). FSP 142-3 is intended to improve the consistency between the useful life of an intangible asset under SFAS 141R and other US GAAP. We are currently evaluating the impact, if any, of the adoption of FSP 142-3 on our financial position, results of operations or cash flows.

        In May 2008, the FASB issued SFAS 162, The Hierarchy of Generally Accepted Accounting Principles ("SFAS 162"). This statement identifies the sources of accounting principles and how those accounting principles should be used in preparing financial statements in accordance with U.S. GAAP. This statement is effective 60 days after the SEC's approval of the Public Company Accounting Oversight Board amendments to Auditing Section 411, The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles. We believe SFAS 162 will have no impact on our financial statements.

Item 3.    Quantitative and Qualitative Disclosures About Market Risk

        Our exposure to market risk from changes in interest rates and foreign currency exchange rates has not changed materially from our exposure as provided in our annual report on Form 10-K for the fiscal year ended December 31, 2007.

        Our financial instruments include cash, accounts receivable, marketable securities, accounts payable and debt. The fair value of marketable securities, accounts receivable, accounts payable and debt are equal to their carrying value at June 30, 2008 and December 31, 2007. Marketable securities are recorded at market value and are adjusted for amortization of premiums and accretion of discounts to maturity. There was no debt outstanding as of December 31, 2007.

Item 4.    Controls and Procedures

A.    Evaluation of Disclosure Controls and Procedures

        Based on the evaluation of our disclosure controls and procedures (as defined in the Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) required by Exchange Act Rules 13a15(b) or 15d-15(b), our Chief Executive Officer and our Chief Financial Officer have concluded that as of June 30, 2008, the end of the period covered by this report, our disclosure controls and procedures were effective.

B.    Changes in Internal Controls

        There were no changes in our internal control over financial reporting, as such term is defined in Exchange Act Rules 13a-15(f) and 15d-15(f), that occurred during the fiscal quarter ended June 30, 2008 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

 PART II—OTHER INFORMATION

Item 1.    Legal Proceedings

        From time to time, we are a party to various legal proceedings incidental to the Company's business. However, we have no legal proceedings currently pending that are expected to be material to our operations or financial presentation.

Item 1A.    Risk Factors

        The risks disclosed in Item 1A "Risk factors" of our annual report on Form 10-K for the year ended December 31, 2007 may not be all of the risks that we may face. These are the factors that we believe could cause actual results to be different from expected and historical results. Other sections of this report include additional factors that could have an effect on our business and financial performance. The industry in which we compete is very competitive and changes rapidly. Sometimes new risks emerge, and management may not be able to predict all of them, or be able to predict how they may cause actual results to be different from those contained in any forward-looking statements. You should not rely upon forward-looking statements as a prediction of future results.

Item 2.    Unregistered Sales of Equity Securities and Use of Proceeds

        None.

Item 3.    Defaults Upon Senior Securities

        None.

Item 4.    Submission of Matters to a Vote of Security Holders

        On May 29, 2008, we held our 2008 Annual Meeting of Stockholders. The matters considered at the meeting consisted of the following:

  1.
  Election of Ofer Gneezy and Robert P. Schechter as directors for three year terms. The results of the voting were as follows:

	For	Withheld
Ofer Gneezy	30,165,359	2,266,699
Robert P. Schechter	29,572,720	3,859,338
  2.
  Ratification of the Audit Committee's selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2008. The results of the voting were as follows:

	For	Against	Abstain	No-Vote
PricewaterhouseCoopers LLP	32,330,747	143,865	57,446	—

        The following directors continued to serve as directors after the 2008 Annual Meeting of Stockholders: W. Frank King, Ph.D., Pamela D. A. Reeve and Ronald W. White.

Item 5.    Other Information

        None.

Item 6.    Exhibits

No.	Title
3.1*	Fourth Restated Certificate of Incorporation of the Registrant (incorporated by reference to the Registrant's registration statement on Form S-1 (#33-72596)).
3.2*	By-laws of Registrant, as amended (incorporated by reference to the Registrant's registration statement on Form S-1 (#33-72596)).
3.4*	Certificate of Amendment to Fourth Restated Certificate of Incorporation of the Registrant (incorporated by reference to the Registrant's Form 8-K filed May 9, 2001).
10.38*	Loan and Security Agreement by and between Silicon Valley Bank and NMS Communications Corporation, dated as of May 6, 2008 (incorporated by reference to the Registrant's Form 8-K filed May 12, 2008).
10.39*	Retention Agreement between NMS Communications Corporation and Steve Gladstone, dated July 21, 2008 (incorporated by reference to the Registrant's Form 8-K filed July 25, 2008).
10.40	Amended and Restated Loan and Security Agreement by and among Silicon Valley Bank, NMS Communications Corporation, NMS Communications International Corporation, LiveWire Mobile, Inc. and Groove Mobile, Inc., dated as of June 30, 2008.
31.1	Chief Executive Officer certification required by Rule 13a-14(a) (17 CFR 240.13a-14(a)) or Rule 15d-14(a) (17 CFR 240.15d-14(a)).
31.2	Chief Financial Officer certification required by Rule 13a-14(a) (17 CFR 240.13a-14(a)) or Rule 15d-14(a) (17 CFR 240.15d-14(a).
32.1	Chief Executive Officer certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.2	Chief Financial Officer certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

*
Previously filed with the registration statement or report indicated.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NMS Communications Corporation
Dated: August 11, 2008	By:	/s/ ROBERT P. SCHECHTER Robert P. Schechter Chairman of the Board of Directors, President and Chief Executive Officer
Dated: August 11, 2008	By:	/s/ HERBERT SHUMWAY Herbert Shumway Senior Vice President of Finance, Chief Financial Officer and Treasurer

Exhibit Index

No.	Title
3.1*	Fourth Restated Certificate of Incorporation of the Registrant (incorporated by reference to the Registrant's registration statement on Form S-1 (#33-72596)).
3.2*	By-laws of Registrant, as amended (incorporated by reference to the Registrant's registration statement on Form S-1 (#33-72596)).
3.4*	Certificate of Amendment to Fourth Restated Certificate of Incorporation of the Registrant (incorporated by reference to the Registrant's Form 8-K filed May 9, 2001).
10.38*	Loan and Security Agreement by and between Silicon Valley Bank and NMS Communications Corporation, dated as of May 6, 2008 (incorporated by reference to the Registrant's Form 8-K filed May 12, 2008).
10.39*	Retention Agreement between NMS Communications Corporation and Steve Gladstone, dated July 21, 2008 (incorporated by reference to the Registrant's Form 8-K filed July 25, 2008).
10.40	Amended and Restated Loan and Security Agreement by and among Silicon Valley Bank, NMS Communications Corporation, NMS Communications International Corporation, LiveWire Mobile, Inc. and Groove Mobile, Inc., dated as of June 30, 2008.
31.1	Chief Executive Officer certification required by Rule 13a-14(a) (17 CFR 240.13a-14(a)) or Rule 15d-14(a) (17 CFR 240.15d-14(a)).
31.2	Chief Financial Officer certification required by Rule 13a-14(a) (17 CFR 240.13a-14(a)) or Rule 15d-14(a) (17 CFR 240.15d-14(a).
32.1	Chief Executive Officer certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.2	Chief Financial Officer certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

*
Previously filed with the registration statement or report indicated.

 Exhibit 31.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO RULE 13A-14(A) OF THE SECURITIES EXCHANGE ACT OF 1934,
AS AMENDED, AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert P. Schechter, certify that:

1)
I have reviewed this quarterly report on Form 10-Q of NMS Communications Corporation;

2)
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3)
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4)
The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and we have:

a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.

c)
Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)
Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5)
The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors:

a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b)
Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

August 11, 2008
/s/ ROBERT P. SCHECHTER Robert P. Schechter Chief Executive Officer

 Exhibit 31.2

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO RULE 13A-14(A) OF THE SECURITIES EXCHANGE ACT OF 1934,
AS AMENDED, AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Herbert Shumway, certify that:

1)
I have reviewed this quarterly report on Form 10-Q of NMS Communications Corporation;

2)
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3)
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4)
The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and we have:

a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.

c)
Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)
Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5)
The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors:

a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b)
Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

August 11, 2008
/s/ HERBERT SHUMWAY Herbert Shumway Chief Financial Officer

 Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of NMS Communications Corporation (the "Company") on Form 10-Q for the period ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert P. Schechter, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

  (1)
  the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ROBERT P. SCHECHTER Robert P. Schechter Chief Executive Officer August 11, 2008

        This Certification shall not be deemed part of the Report or incorporated by reference into any of the Company's filings with the Securities and Exchange Commission by implication or by any reference in any such filings to the Report.

 Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of NMS Communications Corporation (the "Company") on Form 10-Q for the period ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Herbert Shumway, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

  (1)
  the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ HERBERT SHUMWAY Herbert Shumway Chief Financial Officer August 11, 2008

        This Certification shall not be deemed part of the Report or incorporated by reference into any of the Company's filings with the Securities and Exchange Commission by implication or by any reference in any such filings to the Report.

 Annex E

Groove Mobile, Inc.

Consolidated Financial Statements

December 31, 2007 and 2006

Groove Mobile, Inc.

Index

December 31, 2007 and 2006

Page(s)
Report of Independent Auditors	E-1
Consolidated Financial Statements
Balance Sheets	E-2
Statements of Operations	E-3
Statements of Redeemable Convertible Preferred Stock and Stockholders' Equity (Deficit)	E-4
Statements of Cash Flows	E-5
Notes to Financial Statements	E-6 - E-22
Unaudited Pro Forma Condensed Consolidated Financial Statements	E-23
Balance Sheets	E-24
Statements of Operations	E-25
Notes to Financial Statements	E-26 - E-30
Consent of Independent Accountants	E-31

E-i

 Report of Independent Auditors

To the Stockholder of Groove Mobile, Inc.:

        In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, of redeemable convertible preferred stock and stockholders' equity (deficit) and of cash flows present fairly, in all material respects, the financial position of Groove Mobile, Inc. and its subsidiaries at December 31, 2007 and 2006, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/: PricewaterhouseCoopers LLP

Boston, Massachusetts
May 30, 2008

Groove Mobile, Inc.

Balance Sheets

December 31, 2007 and 2006

	2007	2006
Assets
Current assets
Cash and cash equivalents	$531,425	$2,333,579
Accounts receivable, net of allowance for doubtful accounts of $4,000 at December 31, 2007 and 2006	1,221,049	1,743,274
Prepaid expenses and other current assets	227,939	137,358

Total current assets	1,980,413	4,214,211
Property and equipment, net	863,140	643,882
Other assets	155,317	89,421

Total assets	$2,998,870	$4,947,514

Liabilities and Redeemable Convertible Preferred Stock and Stockholders' Equity (Deficit)
Current liabilities
Accounts payable	$938,759	$1,897,076
Accrued expenses	656,410	460,951
Loan payable	1,000,000	—
Current portion of capital lease obligations	272,267	10,065
Deferred revenue	618,711	529,100

Total current liabilities	3,486,147	2,897,192
Deferred revenue	143,638	77,707
Loan payable, net of discount	4,731,322	—
Redeemable convertible preferred stock warrant liability	745,274	433,647
Capital lease obligation	250,945	16,478

Total liabilities	9,357,326	3,425,024

Commitments (Note 9)
Redeemable convertible preferred stock and stockholders' equity (deficit):
Seed redeemable convertible preferred stock, $0.01 par value; 165,000 shares authorized, issued and outstanding at December 31, 2007 and 2006 (liquidation value of $779,153 at December 31, 2007)	742,664	671,276
Series A redeemable convertible preferred stock, $0.01 par value; 5,883,548 shares authorized, issued and outstanding at December 31, 2007 and 2006 respectively (liquidation value of $11,875,209 at December 31, 2007)	11,723,272	10,922,318
Series A-1 redeemable preferred stock, $0.01 par value; 1,486,734 shares authorized, issued and outstanding at December 31, 2007 and 2006	14,867	14,867
Series B redeemable convertible preferred stock, $0.01 par value; 15,540,944 shares authorized, 14,943,217 shares issued and outstanding at December 31, 2007 and 2006 (liquidation value of $14,276,347 at December 31, 2007)	13,990,500	13,007,303

Total redeemable convertible preferred stock	26,471,303	24,615,764

Common stock, $0.00001 par value; 35,000,000 shares authorized; 1,467,729 and 1,060,441 shares issued and outstanding at December 31, 2007 and 2006, respectively	11	7
Additional paid-in capital	1,553,155	3,331,464
Accumulated other comprehensive income	9,972	—
Accumulated deficit	(34,392,897)	(26,424,745)

Total stockholders' equity (deficit)	(32,829,759)	(23,093,274)

Total liabilities and redeemable convertible preferred stock and stockholders' equity (deficit)	$2,998,870	$4,947,514

The accompanying notes are an integral part of these consolidated financial statements.

Groove Mobile, Inc.

Statements of Operations

Years Ended December 31, 2007 and 2006

	2007	2006
Revenue	$7,326,342	$4,531,203
Operating expenses
Cost of revenue	4,331,724	3,422,747
Research and development	4,569,896	5,169,106
Selling, general and administrative	6,057,858	4,957,862

Total operating expenses	14,959,478	13,549,715

Loss from operations	(7,633,136)	(9,018,512)
Other income (expense)
Interest income	54,191	103,110
Interest expense	(433,347)	(562,355)
Other expense	44,140	21,136

Total other income (expense), net	(335,016)	(438,109)

Net loss before cumulative effect of change in accounting principle	(7,968,152)	(9,456,621)
Cumulative effect of change in accounting principle (Note 6)	—	(84,255)

Net loss	$(7,968,152)	$(9,540,876)

The accompanying notes are an integral part of these consolidated financial statements.

Groove Mobile, Inc.
Statements of Redeemable Convertible Preferred Stock and Stockholders' Equity (Deficit)
Years Ended December 31, 2007 and 2006

	Seed Redeemable Convertible Preferred Stock $0.01 Par Value		Series A Redeemable Convertible Preferred Stock $0.01 Par Value		Series A-1 Redeemable Convertible Preferred Stock $0.01 Par Value		Series B Redeemable Convertible Preferred Stock $0.01 Par Value
									Total Redeemable Convertible Preferred Stock	Common Stock $.00001 Par Value					Accumulated Other Comprehensive Income (Loss)
													Note Receivable from Stockholder
												Additional Paid-In Capital		Deferred Stock-Based Compensation		Accumulated Deficit	Stockholders' Equity (Deficit)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount
Balance, December 31, 2005	165,000	$887,460	7,370,282	$15,041,890	—	$—	2014	$—	$15,929,350	1,025,441	$7	$—	$(41,779)	$(14,361)	$—	$(16,883,869)	$(16,940,002)
Exercise of common stock options										35,000		4,986					4,986
Stock-based compensation												32,664					32,664
Amortization of deferred stock-based compensation														14,361			14,361
Issuance of Series B redeemable convertible preferred stock, net of issuance costs of $149,244							12,516,930	10,321,167	10,321,167
Conversion of notes payable and accrued interest to Series B redeemable convertible preferred stock							2,426,287	2,029,589	2,029,589
Conversion of Series A preferred stock to Series A-1 redeemable convertible preferred stock			(1,486,734)	(3,057,653)	1,486,734	14,867			(3,042,786)			3,042,786					3,042,786
Cancellation of accrued dividends and reduction of liquidation preferences		(278,957)		(1,723,644)					(2,002,601)			2,002,601					2,002,601
Reclassification of preferred stock warrants to liabilities												(370,528)					(370,528)
Write off of note receivable from stockholder													41,779				41,779
Accretion of preferred stock to redemption value		62,773		661,725				656,547	1,381,045			(1,381,045)					(1,381,045)
Net loss																(9,540,876)	(9,540,876)

Balance, December 31, 2006	165,000	671,276	5,883,548	10,922,318	1,486,734	14,867	14,943,217	13,007,303	24,615,764	1,060,441	7	3,331,464	—	—	—	(26,424,745)	(23,093,274)
Exercise of common stock options										407,288	4	52,160					52,164
Stock-based compensation												25,070					25,070
Accretion of preferred stock to redemption value		71,388		800,954				983,197	1,855,539			(1,855,539)					(1,855,539)
Foreign currency translation adjustment, net of tax of $0															9,972		9,972
Net loss																(7,968,152)	(7,968,152)

Balance, December 31, 2007	165,000	$742,664	5,883,548	$11,723,272	1,486,734	$14,867	14,943,217	$13,990,500	$26,471,303	1,467,729	$11	$1,553,155	$—	$—	$9,972	$(34,392,897)	$(32,829,759)

The accompanying notes are an integral part of these consolidated financial statements.

Groove Mobile, Inc.

Statements of Cash Flows

Years Ended December 31, 2007 and 2006

	2007	2006
Cash flows from operating activities
Net loss	$(7,968,152)	$(9,540,876)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	544,685	111,685
Cumulative effect of change in accounting principle	—	84,255
Change in fair value of preferred stock warrant liability	(44,140)	(21,136)
Stock-based compensation	25,070	88,804
Noncash interest expense	94,100	561,236
Changes in assets and liabilities
Accounts receivable	522,225	(1,137,949)
Prepaid expenses and other assets	2,221	(116,885)
Accounts payable	(577,590)	878,017
Accrued expenses	195,459	148,852
Deferred revenue	155,542	(13,334)

Net cash used in operating activities	(7,050,580)	(8,957,331)

Cash flows from investing activities
Purchases of property and equipment	(499,809)	(303,421)
Increase in restricted cash	(107,500)	(81,000)

Net cash used in investing activities	(607,309)	(384,421)

Cash flows from financing activities
Proceeds from the issuance of common stock	52,164	4,986
Payments on capital lease obligation	(148,192)	(4,775)
Net proceeds from the issuance of redeemable convertible preferred stock	—	10,321,167
Debt issuance costs	(58,209)	—
Proceeds from Term Loan—February 2007	1,500,000	—
Repayment of Term Loan—February 2007	(1,500,000)	—
Proceeds from Term Loan—July 2007	250,000	—
Repayment of Term Loan—July 2007	(250,000)	—
Proceeds from Term Loan—August 2007	6,000,000	—

Net cash provided by financing activities	5,845,763	10,321,378

Effect of foreign exchange rates on cash and cash equivalents	9,972	—

Net (decrease) increase in cash and cash equivalents	(1,802,154)	979,626
Cash and cash equivalents
Beginning of year	2,333,579	1,353,953

End of year	$531,425	$2,333,579

Supplemental cash flow information
Cash paid for interest on term loans	$309,992	$—
Cash paid for interest on capital leases	29,257	1,027
Supplemental disclosures of noncash investing and financing activities
Accretion of redeemable convertible preferred stock	1,855,539	1,381,045
Conversion of notes payable to Series B preferred stock	—	2,029,589
Purchase of equipment under a capital lease	644,861	31,318
Reclassification of preferred stock warrant to liability	—	370,528
Issuance of warrants with term loans	355,767	—

The accompanying notes are an integral part of these consolidated financial statements.

Groove Mobile, Inc.

Notes to Financial Statements

December 31, 2007 and 2006

1. Organization and Operations

        Groove Mobile, Inc. (the "Company" or "Groove Mobile") was incorporated in Delaware on November 30, 2000 and commenced operations in March 2001. The Company provides mobile music stores for wireless operators and mobile music retailers. Services offered by the Company include full track mobile and video downloads and personalized music recommendations and music subscriptions.

        The Company had negative working capital as of December 31, 2006. As more fully described in Note 11, on March 17, 2008, the Company was acquired by LiveWire Mobile which is a wholly-owned subsidiary of NMS Communications Corporation.

        The Company is subject to a number of risks associated with emerging, technology-based companies. Principal among these are the risks associated with marketing the Company's products and services, dependence upon key individuals, competition from larger competitors, technological obsolescence and the possible need to obtain additional financing to fund future operations.

        In April 2007, Groove Mobile established a wholly-owned subsidiary in the United Kingdom, Groove Mobile UK Limited. In October 2007, Groove Mobile established a wholly-owned subsidiary in the People's Republic of China, Groove Mobile Information Technology (Shanghai) Co., Ltd.

2. Summary of Significant Accounting Policies

Basis of Presentation

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

        All intercompany balances and transactions have been eliminated in the financial statements.

Cash Equivalents

        The Company considers all highly liquid investments purchased with a remaining maturity of 90 days or less to be cash equivalents. Cash equivalents consist primarily of money market funds as of December 31, 2007 and 2006.

Restricted Cash

        As of December 31, 2007, the Company has a letter of credit of $81,000 from a bank that was issued in lieu of a security deposit on the Company's office space lease that expires in June 2009 and a letter of credit for $107,500 that expires May 2009 that was issued in lieu of a security deposit on the Company's equipment lease. Both letters of credit are collateralized by a certificate of deposit in the same amount held at the same financial institution. As of December 31, 2007 and 2006, $81,000, relating to the office space, is classified as a long term asset as the lease expires in 2009. As of December 31, 2007 and 2006, $107,500 and $0, respectively, is classified as a current asset as the Company expects to pay off the equipment lease in 2008.

Groove Mobile, Inc.

Notes to Financial Statements (Continued)

December 31, 2007 and 2006

2. Summary of Significant Accounting Policies (Continued)

Foreign Currency Translation

        The consolidated financial statements as of and for the year end December 31, 2007 include the accounts of Groove Mobile UK Limited as of April 1, 2007 and Groove Mobile Information Technology (Shanghai) Co., Ltd. as of October 1, 2007. There has been no activity in the Groove Mobile Information Technology (Shanghai) Co. Ltd. during the year. Assets and liabilities of the Company's subsidiary operating outside the United States, which operates in a functional currency other than U.S. dollars, are translated into U.S. dollars using year-end exchange rates. Revenues and expenses are translated at the average exchange rate effective during the period from establishment of the Subsidiary to December 31, 2007. Foreign currency translation gains and losses are included as a component of accumulated other comprehensive income (loss) within stockholders' equity. Gains and losses resulting from foreign currency transactions are included in other income (expense), net.

Revenue Recognition

        The Company generates revenue primarily from providing mobile music downloads through wireless carrier systems to their subscribers' mobile devices. The Company receives a fee for each download, and revenue is recognized during the period in which the mobile download is delivered to the subscriber provided there is persuasive evidence of an arrangement, the fee is fixed or determinable, delivery of the service has occurred, and collectibility of the receivable is reasonably assured. In the case of two customers, revenue is recognized during the period in which download activity is reported by the customers to Groove Mobile, typically one month in arrears of the provision of the downloads. The Company also receives certain integration fees which are recognized as revenue ratably over the expected customer life which is estimated to be the term of the contract (generally 12 to 24 months) commencing upon the launch of the service by the wireless carrier. Payments received or billings made in advance of satisfying the criteria for revenue recognition are recorded as deferred revenue in the accompanying balance sheets.

Cost of Revenue

        Cost of revenue includes royalties paid to content providers and publishers, licensing fees paid to third-party software providers, storage and hosting costs, depreciation of infrastructure equipment related to the delivery of services and personnel costs for employees who are principally engaged with the provision of services and maintaining the network operations.

Property and Equipment

        Property and equipment are stated at cost and depreciated using the straight-line method over the estimated useful lives of the related assets. Assets held under capital leases are stated at the lesser of the present value of future minimum lease payments, using the Company's incremental borrowing rate at the inception of the lease, or the fair value of the property at the inception of the lease. The assets recorded under capital leases are depreciated over the lesser of the lease term or the estimated useful lives of the assets in a manner consistent with the Company's depreciation policy. Expenditures for

Groove Mobile, Inc.

Notes to Financial Statements (Continued)

December 31, 2007 and 2006

2. Summary of Significant Accounting Policies (Continued)

maintenance and repairs are charged to expense as incurred. Assets are depreciated over the following estimated useful lives:

Asset Classification	Estimated Useful Life
Computer equipment and purchased software	2 years
Furnitures and fixtures	3 years
Leasehold improvements	Lesser of estimated useful life or lease term

Fair Value of Financial Instruments

        Financial instruments, including cash and cash equivalents, accounts receivable, accounts payable, accrued expenses and the loan payable are carried on the financial statements at amounts that approximate fair value. Fair values are based on assumptions concerning the amount and timing of estimated future cash flows and assumed discount rates, reflecting varying degrees of perceived risk.

Concentrations of Credit Risk and Significant Customers

        Financial instruments that subject the Company to significant concentrations of credit risk consist primarily of cash, cash equivalents, restricted cash and accounts receivable. Substantially all of the Company's cash, cash equivalents, and restricted cash are held at one financial institution that management believes to be of high credit quality. To manage accounts receivable credit risk, the Company continuously evaluates the creditworthiness of its customers and maintains allowances for potential credit losses.

        At December 31, 2007 and 2006, the Company had four and three customers that accounted for approximately 85% and 87%, respectively, of the Company's accounts receivable balance. For the years ended December 31, 2007 and 2006, the Company had two and three customers, respectively, that accounted for approximately 68% and 78% of revenue, respectively.

Research and Development Costs

        Expenditures for research and development are expensed as incurred.

Software Development Costs

        The Company accounts for internally generated software development costs in accordance with SFAS 86, Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed. Capitalization of software development expenses begins upon the establishment of technological feasibility and ceases when the product is available for general release. The establishment of technological feasibility and the ongoing assessment of recoverability of capitalized software development costs require considerable judgment by management with respect to certain external factors including, but not limited to, technological feasibility, anticipated future gross revenue, estimated economic life and changes in software and hardware technologies. As the Company has a practice of releasing software shortly after reaching technological feasibility, there has traditionally been a very short passage of time between achievement of technological feasibility and the availability of the

Groove Mobile, Inc.

Notes to Financial Statements (Continued)

December 31, 2007 and 2006

2. Summary of Significant Accounting Policies (Continued)

Company's product for general release. Therefore, the Company has not capitalized software development costs as of December 31, 2007 or 2006.

Income Taxes

        Deferred tax assets and liabilities are recognized for the difference between the financial statement carrying amounts and the tax basis of existing assets and liabilities and for loss and credit carry forwards using tax rates expected to be in effect in the years in which the differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance if it is more likely than not that some portion or all of a deferred tax asset will not be realized.

Stock-Based Compensation

        On January 1, 2006, the Company adopted Statement of Financial Accounting Standard No. 123 (Revised 2004), Share-Based Payment ("SFAS No. 123(R)"), which required the Company to recognize share-based payments to employees and directors as compensation expense using a fair value-based method in the statement of operations. Prior to the adoption of SFAS No. 123(R) and as permitted by SFAS No. 123, Accounting for Stock-Based Compensation ("SFAS No. 123"), the Company accounted for share-based payments to employees using the intrinsic value method pursuant to Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations. Therefore, no stock-based employee compensation expense had been recorded in connection with the issuance of employee and director stock options as all options granted under these plans were fixed awards and had an exercise price equal to the fair value of its common stock at the time of the grant.

        Effective January 1, 2006, the Company adopted the fair value recognition provisions of SFAS No. 123(R), Share-Based Payment, using the prospective transition method and, accordingly, did not restate the results of operations for the prior periods. Under the prospective method, compensation expense is recognized for all awards granted on or after January 1, 2006.

Accumulated Other Comprehensive Income (Loss)

        The Company has no element of comprehensive loss other than net loss for the year ended December 31, 2006. In April of 2007, the Company opened a sales office in the UK with an entity which reports GBP as its functional currency. As result, the Company reported $9,972 in 2007 as accumulated other comprehensive income (loss) related to the currency translation adjustment.

Guarantees

        The Company's Articles of Incorporation provide that the Company will indemnify its officers and directors to the maximum extent permissible by Delaware law. The maximum payment that the Company may be required to make under such provisions is unlimited. The Company maintains directors and officers liability insurance, which may provide reimbursement to the Company for payments made to, or on behalf of, directors and officers pursuant to the indemnification provisions. As a result of the Company's directors and officers insurance policy coverage, the Company believes

Groove Mobile, Inc.

Notes to Financial Statements (Continued)

December 31, 2007 and 2006

2. Summary of Significant Accounting Policies (Continued)

the estimated fair value of these indemnifications is minimal. Accordingly, the Company has no liabilities recorded for these indemnifications as of December 31, 2007.

        The Company leases office space under a noncancelable operating lease (Note 9). The Company has standard indemnification arrangements under this lease that require it to indemnify the landlord against all costs, expenses, fines, suits, claims, demands, liabilities and actions directly resulting from any breach, violation or nonperformance of any covenant or condition of the Company's lease. Based on historical experience and information known as of December 31, 2007, the Company has not incurred any costs for the above guarantees as of December 31, 2007.

Recently Issued Accounting Pronouncements

        In July 2006, the FASB issued FASB Interpretation ("FIN") No. 48, Accounting for Uncertainty in Income Taxes ("FIN No. 48"), an interpretation of SFAS No. 109, Accounting for Income Taxes. FIN No. 48 clarifies the accounting for uncertainty in income taxes recognized in a company's financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN No. 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transitions. FIN No. 48 is effective for private entities for fiscal years beginning after December 15, 2007. Due to the Company's significant net operation loss carryforwards, the Company does not anticipate that the adoption of FIN No. 48 will have a significant effect on its financial condition or results of operations.

        In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS No. 157"). SFAS No. 157 establishes a framework for measuring fair value and requires expanded disclosures regarding fair value measurements. This accounting standard is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company does not expect the adoption of SFAS No. 157 to have a material impact on its financial position, results of operations or cash flows.

        In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities—Including an Amendment of FASB Statement No. 115 ("SFAS No. 159"). SFAS No. 159 permits entities to choose, at specified election dates, to measure eligible items at fair value ("the fair value option"). A business entity shall report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting period. The accounting standard is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company does not expect the adoption of SFAS No. 159 to have a material impact on its financial position, results of operations or cash flows.

        In December 2007, the FASB issued SFAS No. 141 (Revised 2007) ("SFAS No. 141R"), Business Combinations, which replaces FASB Statement No. 141. SFAS No. 141R establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, any noncontrolling interest in the acquiree and the goodwill acquired. The statement also establishes disclosure requirements which will enable users to evaluate the nature and financial effects of the business combination. SFAS No. 141R is effective for fiscal years beginning after December 15, 2008. The adoption of SFAS No. 141R is not expected to have a material impact on the Company's financial condition or results of operations.

Groove Mobile, Inc.

Notes to Financial Statements (Continued)

December 31, 2007 and 2006

3. Property and Equipment

        Property and equipment consist of the following as of December 31, 2007 and 2006:

	2007	2006
Computer equipment and purchased software	$1,487,593	$771,717
Furniture and fixtures	26,971	36,679
Leasehold improvements	30,668	23,300

	1,545,232	831,696
Less accumulated depreciation and amortization	(682,092)	(187,814)

	$863,140	$643,882

        The net book value of equipment under capital lease was $454,813 and $26,099 as of December 31, 2007 and 2006, respectively. The Company incurred depreciation, including amortization of leasehold improvements of $544,685 and $111,685 for the years ended December 31, 2007 and 2006.

4. Convertible Notes Payable

        In December 2005, the Company issued $2,000,000 of convertible notes payable (the "Notes"), of which $1,500,000 were issued to stockholders and $500,000 were issued to a customer. The Notes accrued interest at 8% and matured on February 28, 2006. The Notes and accrued interest were convertible at any time, at the option of the holder, into Series A redeemable convertible preferred stock at a price equal to $1.75 per share. The Notes automatically converted into shares of preferred stock upon the Company's next qualified financing, as defined, on the same terms and conditions provided to other purchasers.

        On February 13, 2006, the outstanding balance of the Notes of $2,000,000 and accrued interest of $29,589 were converted into 2,426,287 shares of Series B redeemable convertible preferred stock with a fair value of $2,029,589 (Note 6). The Company recorded interest expense relating to these Notes of $19,288 for the year ended December 31, 2006.

        In connection with the issuance of the Notes, the Company issued warrants to the note holders. The warrants are exercisable for the purchase of the preferred stock issued in the next qualified financing for the number of shares equal to 25% of the outstanding principal balance divided by the preferred stock issuance price, or for the purchase of 284,981 shares of Series A redeemable convertible preferred stock in the absence of a qualified financing. The exercise price of the warrant is equal to the purchase price of the next qualified financing or $1.75, in the absence of a qualified financing, and the warrants expire in December 2015.

        In February 2006, upon the issuance of the Series B preferred stock, the warrants became exercisable for 562,461 shares of Series B preferred stock at an exercise price of $0.84. At the date of issuance, the Company recorded the relative fair value of the warrants of $370,528 as a discount to the Notes. Additionally, in accordance with EITF No. 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments, the Company recorded an additional discount of $370,528 related to the beneficial conversion feature of the Notes. These discounts were being amortized into interest expense over the term of the Notes. The remaining unamortized discount was expensed upon conversion of the

Groove Mobile, Inc.

Notes to Financial Statements (Continued)

December 31, 2007 and 2006

4. Convertible Notes Payable (Continued)

Notes in February 2006. The Company recorded interest expense associated with the warrants of $541,948 for the year ended December 31, 2006.

        At the date of issuance, the fair value of the warrants was calculated using the Black-Scholes option pricing model with the following assumptions: fair market value at the optional conversion price of $1.75 per share, 100% volatility, risk-free interest rate of 4.52%, no dividend yield, and a ten-year term.

5. Term Loan

        During February 2007, the Company entered into a term loan with a bank for $1,500,000. The term loan is payable over 36 months, accrues interest at a rate equal to the prime rate plus 1.5% and is collateralized by substantially all of the Company's assets. In August 2007, the loan was paid in full. The Company recorded interest expense relating to this term loan of $58,723 for the year ended December 31, 2007.

        In connection with the loan, the Company issued warrants to purchase 53,796 shares of Series B redeemable preferred stock at a price of $0.84 per share which expire in February 2014. The Company recorded interest expense associated with the warrants of $35,199 for the year ended December 31, 2007 as the loan was paid in full. At the date of issuance, the fair value of the warrants was calculated using the Black-Scholes option pricing model with the following assumptions: fair market value at the optional conversion price of $0.84 per share, 82% volatility, risk-free interest rate of 4.63%, no dividend yield, and a seven-year term.

        During July 2007, the Company issued a demand promissory note to its investors for $250,000. The notes and accrued interest at 8% and were paid in full in August 2007. The Company recorded interest expense of $329 for the year ended December 31, 2007.

        During August 2007, the Company issued a term loan with a financing agency for $6,000,000. The loan is payable in monthly installments of $200,000 beginning in August 2008, with the first 12 months paying interest only. The loan matures in February 2011. The interest rate of the loan is prime plus 2.25%. The loan is collateralized by substantially all of the Company's assets excluding existing operating and capital leases. The Company recorded interest expense of $248,291 during 2007.

        In connection with the loan, the Company issued warrants to purchase 537,957 shares of the Company's Series B redeemable convertible preferred stock at $.0.84 per share and expire in August 2014. The Company recorded interest expense associated with the warrants of $51,891 for the year ended December 31, 2007. At the date of issuance, the fair value of the warrants was calculated using the Black-Scholes option pricing model with the following assumptions: fair market value at the optional conversion price of $0.8365 per share, 72% volatility, risk-free interest rate of 4.64%, no dividend yield, and a seven-year term.

Groove Mobile, Inc.

Notes to Financial Statements (Continued)

December 31, 2007 and 2006

6. Redeemable Convertible Preferred Stock and Stockholders' Equity (Deficit)

Stock Split

        In February 2006, the stockholders approved a one for five reverse stock split for all outstanding shares of common and preferred stock. Accordingly, all common and preferred stock share and per share amounts have been retroactively restated to reflect the impact of the reverse stock split.

Common Stock

        On May 12, 2003, an officer of the Company purchased 476,388 shares of common stock, of which 238,194 shares were purchased at $0.00001 per share for cash consideration of $12 and the remaining 238,194 shares were purchased at $0.18 per share in exchange for cash consideration of $12 and a promissory note of $41,779. The shares of common stock were restricted and were subject to vesting over 48 months, subject to certain acceleration provisions. The promissory note bears interest at a rate of 3.5% per annum and is payable on May 12, 2013 or upon a qualified public offering, as defined. The promissory note may be prepaid at any time. In August 2006, the officer was terminated without cause and all shares became fully vested as required under the term of the stock purchase agreement. The Company wrote off the outstanding balance on the promissory note of $41,779 as stock-based compensation.

        On June 19, 2006, an officer of the Company purchased 899,536 shares of common stock at a purchase price of $0.06 per share for cash consideration of $9 and a promissory note of $56,662. The shares of common stock are restricted and are subject to vesting over two separate vesting schedules: 642,526 shares are subject to equal monthly vesting over 48 months and the remaining 257,010 shares vest upon the earlier of (i) a qualified acquisition of the Company, as defined or (ii) June 19, 2012. If the officer ceases to be employed by the Company, any unvested shares can be repurchased by the Company at $0.06 per share. The promissory note bears interest at a rate of 5.06% per annum and is payable at the earliest of (i) June 19, 2012; (ii) the date the Company is sold, as defined; (iii) upon a qualified public offering, as defined; or (iv) the date the officer sells any of the restricted shares. At December 31, 2007 and December 31, 2006, respectively, there are 631,816 and 792,448 shares of common stock still subject to restriction and the outstanding balance on the note receivable is $56,662.

        This promissory note is considered to be, in substance, a nonrecourse note and in accordance with SFAS 123R, is accounted for as a stock option grant and the note receivable is not recorded until such time as it is repaid. Accordingly, the Company will record stock based compensation based upon the fair value of the deemed option grant. The Company has estimated the grant date fair value of the awards at $28,684 using the Black-Scholes option pricing model with the following weighted average assumptions: (i) risk-free interest rate of 5.13% (ii) expected life of 4.6 years, (iii) volatility of 64% and (iv) no expected dividends. During the year ended December 31, 2007 and 2006, respectively, the Company has recognized $3,563 and $3,353 of stock-based compensation relating to this award. The unamortized stock-based compensation at December 31, 2007 is 21,768 which will be amortized over a weighted average period of 3.3 years.

Groove Mobile, Inc.

Notes to Financial Statements (Continued)

December 31, 2007 and 2006

6. Redeemable Convertible Preferred Stock and Stockholders' Equity (Deficit) (Continued)

        A summary of the Company's nonvested shares of common stock that have been issued under the Plan for the year ended December 31, 2007 and 2006, respectively, is as follows:

	2007		2006
	Shares	Weighted Average Purchase Price	Shares	Weighted Average Purchase Price
Nonvested at January 1, 2007	792,448	$0.06	163,759	$0.09
Granted	—	$—	899,536	$0.06
Vested	(160,632)	$0.06	(270,847)	$0.08

Nonvested at December 31, 2007	631,816	$0.06	792,448	$0.06

        In October 2006, the Company amended 1,157,500 options held by four employees to provide for additional acceleration of vesting if the employee is terminated without cause upon a change of control. There was no incremental stock-based compensation expense recorded as a result of this modification.

Redeemable Convertible Preferred Stock

        During 2001, the Company issued 165,000 shares of "Seed" redeemable convertible preferred stock ("seed preferred stock") at $4.55 per share for gross proceeds of $750,000 and issuance costs of $57,892. In connection with the issuance of the seed preferred stock, the Company issued warrants to purchase 330,000 shares of Series A redeemable convertible preferred stock ("Series A preferred stock") at an exercise price of $25.00 per share. The warrants were immediately exercisable and expired on March 8, 2003 unexercised. The Company had recorded the relative fair value of these warrants of $175,897 as a reduction to the carrying value of the seed preferred stock.

        During 2003, the Company issued 3,095,560 shares of Series A preferred stock at $1.75 per share for gross proceeds of $5,874,562 which consisted of cash proceeds of $4,307,993 and the conversion of convertible notes payable to stockholders, with accrued interest, of $1,566,569 and issuance costs of $103,910. During, 2004, the Company issued 4,274,722 shares of Series A preferred stock at $1.75 per share for gross proceeds of $7,500,000.

        In February 2006, the Company issued 10,161,388 shares of Series B redeemable convertible preferred stock ("Series B preferred stock"), at $0.84 per share for gross proceeds of $8,500,000, which included the conversion of the outstanding balance of the Notes (Note 4) of $2,000,000, including accrued interest of $29,589. In September 2006, the Company issued an additional 4,781,829 shares of Series B preferred stock at $0.84 per share for gross proceeds of $4,000,000. Aggregate issuance costs related to the Series B preferred stock were $149,244.

        In February 2006 in connection with the Series B preferred stock issuance, the Company effected a recapitalization of its preferred stock. As a result, the Company converted 1,486,734 shares of Series A preferred stock with a carrying value of $3,057,653 to Series A-1 redeemable convertible preferred stock ("Series A-1 preferred stock"). Additionally, all dividends that had previously been accrued on the seed preferred stock of $278,957 and Series A preferred stock of $1,723,644 were cancelled and the redemption value of the seed preferred stock was reduced to $4.10 per share. The modified rights,

Groove Mobile, Inc.

Notes to Financial Statements (Continued)

December 31, 2007 and 2006

6. Redeemable Convertible Preferred Stock and Stockholders' Equity (Deficit) (Continued)

preferences and privileges of the seed preferred stock, Series A preferred stock, Series A-1 preferred stock and Series B preferred stock after the recapitalization are as follows:

Voting

        The holders of the outstanding shares of seed, Series A and Series B preferred stock are entitled to the number of votes equal to the number of whole shares of common stock into which each share of the seed, Series A and Series B preferred stock is then convertible. The Series A-1 preferred stock does not have any voting rights.

Dividends

        The holders of the seed, Series A and Series B preferred stock are entitled to receive dividends at an annual rate of $0.33, $0.14 and $0.07 per share, respectively on each outstanding share of the seed, Series A and Series B preferred stock, such amounts shall accrue daily, but not compound, whether or not earned or declared by the Board of Directors, beginning on the Series B original issuance date. The Series A-1 preferred stock does not accrue dividends.

        The following table summarizes the accrued dividends as of the years end 2007 and 2006:

	2007	2006
Seed	$101,840	$47,664
Series A	1,552,522	726,472
Series B	1,878,891	879,189

Total accrued dividends	$3,533,253	$1,653,325

Liquidation Rights

        In certain events, including the liquidation, dissolution or winding-up of the Company the holders of the Series A and Series B preferred stock are entitled to receive, prior to and in preference to the holders of the seed, Series A-1 preferred stock and common stock an amount equal to $1.75 and $0.84 per share, respectively, plus any declared or accrued but unpaid dividends. Upon availability of funds after Series A and Series B preferred stock payments, holders of seed preferred stock are entitled to receive, before any distribution or payment is made to any holders of Series A-1 preferred stock or common stock, an amount equal to $4.10 per share plus any declared or accrued but unpaid dividends. Amounts remaining after the payment of the preferential amounts to the Series A, Series B and seed preferred stock shall be distributed among the holders of the seed, Series A, Series A-1 and Series B preferred stockholders and common stockholders on a pro-rata basis in proportion to the number of shares of common stock held by each on an as converted basis.

Conversion

        Seed, Series A, Series A-1 and Series B preferred stockholders may convert their shares into common stock of the Company at any time at the option of the holder. Each share of seed, Series A, Series A-1 and Series B preferred stock converts into common stock at an exchange ratio of $4.10,

Groove Mobile, Inc.

Notes to Financial Statements (Continued)

December 31, 2007 and 2006

6. Redeemable Convertible Preferred Stock and Stockholders' Equity (Deficit) (Continued)

$1.75, $1.75 and $0.84, respectively, by the conversion price and is subject to certain antidilutive adjustments. In addition, each share of preferred stock will automatically convert into common stock upon the completion of a public stock offering involving aggregate gross proceeds of at least $30,000,000 or at the election of two-thirds of the holders of preferred stock.

Redemption

        The seed, Series A, Series A-1 and B preferred stock is redeemable by the Company, at the request of at least two-thirds of the outstanding shares of Seed, Series A and B preferred stock, on or after February 13, 2010, at a per share price of $4.10, $1.75, $0.01 and $0.84, respectively, subject to certain adjustments, as defined, plus any accrued and unpaid dividends. The seed, Series A, Series A-1 and B preferred stock is redeemable in three annual installments commencing 60 days from the redemption date. The Company is accreting the seed, Series A, Series A-1 and Series B preferred stock to its redemption value over the period from issuance to February 13, 2010, such that the carrying amounts of the securities will equal the redemption amounts at the earliest redemption date.

Common Stock Warrants

        In December 2005, the Company issued a warrant to a customer to purchase up to 80,000 shares of common stock at $1.75 per share that expires in December 2009. The warrant is immediately exercisable for 20,000 shares of common stock and the remaining 60,000 shares are exercisable upon the achievement of certain milestones. The Company is accounting for these warrants in accordance with EITF 01-09, Accounting for Consideration Given by a Vendor to a Customer (Including a Reseller of the Vendor's Products) ("EITF 01-09"). Accordingly, as the warrant vests, the Company will record the fair value of the warrant as a reduction of revenue in its statements of operations. As of December 31, 2007 and 2006, the warrant is exercisable for 40,000 and 30,000 shares of common stock, respectively. The estimated fair value of the warrant was not material and accordingly, no reduction of revenue was recorded during 2007 or 2006. The fair value of the warrant was determined using the Black-Scholes option-pricing model with the following assumptions as of December 31, 2007 and 2006, respectively: fair value of common stock—$0.11 and $0.16 per share; expected life of 2 and 3 years; risk-free rate of 3.3% and 5.0%; volatility of 49% and 93% and no dividends.

Preferred Stock Warrants

        Warrant issuances made by the Company are as follows:

  •
  In connection with a 2005 convertible note, the Company issued warrants to purchase 284,981 shares of Series A redeemable convertible preferred stock in the absence of a qualified financing. In February 2006, upon issuance of the Series B preferred stock, the warrant became exercisable for 562,461 shares of Series B preferred stock at an exercise price of $0.84 per share.

  •
  In connection with certain 2007 term loans, the Company issued warrants to purchase 591,753 shares of the Company's Series B preferred stock for an exercise price of $0.84 per share and are immediately exercisable.

Groove Mobile, Inc.

Notes to Financial Statements (Continued)

December 31, 2007 and 2006

6. Redeemable Convertible Preferred Stock and Stockholders' Equity (Deficit) (Continued)

        Effective January 1, 2006, the Company adopted FASB Staff Position FAS 150-5 ("FSP 150-5"), Issuer's Accounting Under FASB Statement No. 150 for Freestanding Warrants and Other Similar Instruments on Shares That Are Redeemable, which requires that warrants to purchase redeemable preferred stock be classified as liabilities upon adoption. In addition, the value of the warrants is remeasured to the then-current fair value upon adoption of FSP 150-5 and marked to market at each reporting date thereafter. The difference in fair value upon adoption is recorded as a cumulative effect of change in accounting principle in the Company's statement of operations. Subsequent changes in fair value are recorded to other income (expense).

        The fair value of the warrants of $370,528 as calculated at the time of issuance was reclassified from equity to long-term liabilities upon adoption of FSP 150-5 on January 1, 2006. The fair value of all outstanding warrants at the date of adoption was $454,783, resulting in a cumulative effect adjustment of $84,255. On December 31, 2007 and 2006, the Company measured the fair value of the outstanding warrants to be $745,274 and $433,647, respectively. The fair value of the warrants is estimated as of the years ended December 31, 2007 and 2006 using the Black-Scholes pricing model with the following weighted average assumptions:

	2007	2006
Stock price	$0.84	$0.84
Risk-free interest rate	3.9%	5.0%
Expected term (in years)	7.3 years	9 years
Volatility	79%	92%
Expected dividend	None	None

Stock Option Plan

        The Company's Board of Directors (the "Board") adopted the Groove Mobile, Inc. 2001 Stock Option Plan (the "Plan"), which was amended in 2007. The Plan provides for the grant of qualified incentive stock options and nonqualified stock options or other awards to the Company's employees, officers, directors, advisors and outside consultants to purchase up to an aggregate of 5,676,038 and 4,626,038 shares of the Company's common stock in 2007 and 2006, respectively. The qualified incentive stock options generally vest over a four-year period and expire 10 years from the date of grant. As of December 31, 2007 and 2006, respectively, the Company had 806,791 and 247,253 stock options available for future grant under the Plan.

Groove Mobile, Inc.

Notes to Financial Statements (Continued)

December 31, 2007 and 2006

6. Redeemable Convertible Preferred Stock and Stockholders' Equity (Deficit) (Continued)

        The following table summarizes stock option activity for the Plan for the year ended December 31, 2007:

	Number of Shares	Weighted Average Exercise Price per Share	Weighted Average Remaining Contractual Term	Aggregate Intrinstic Value as of December 31, 2007
			(in Years)	(in Thousands)
Outstanding at December 31, 2006	3,375,125	$0.10
Granted	968,500	0.21
Exercised	(407,288)	0.13
Forfeited	(443,043)	0.10

Outstanding at December 31, 2007	3,493,294	$0.13	8.2	$154,543

Options exercisable at December 31, 2007	1,454,162	$0.13	7.4	$58,377

        The aggregate intrinsic value was calculated based on the positive difference between the estimated fair value of the Company's common stock at December 31, 2007 and 2006 of $0.11 and $0.16 per share, respectively and the exercise price of the underlying options.

        The intrinsic value of options exercised during 2007 and 2006, respectively was $15,340 and $986.

        The exercise prices for options granted were set by the Board, whereby, the Board considered a number of factors in determining the option price, including the following factors: (1) prices for the Company's preferred stock, which the Company had sold to outside investors in arms-length transactions, and the rights, preferences and privileges of the Company's preferred stock and common stock, (2) operating and financial performance, and (3) progress and milestones attained.

        The weighted-average grant date fair value of options granted during the year ended December 31, 2007 and 2006, respectively, was $0.14 and $0.05 per share.

Stock-Based Compensation

        Stock-based compensation expense is estimated as of the grant date based on the fair value of the award and is recognized as expense over the requisite service period, which generally represents the vesting period. The Company estimates the fair value of its stock options using the Black-Scholes option-pricing model. The expected term of options granted was calculated using the simplified method which represents the average of the contractual term of the option and the weighted-average vesting period of the option. Expected volatility is based on volatility of similar entities that are publicly-held. The risk free interest rate is the yield currently available on U.S. Treasury zero-coupon issues with a remaining term approximating the expected term used as the input to the Black-Scholes model. For the

Groove Mobile, Inc.

Notes to Financial Statements (Continued)

December 31, 2007 and 2006

6. Redeemable Convertible Preferred Stock and Stockholders' Equity (Deficit) (Continued)

years ended December 31, 2007 and 2006, the relevant assumptions used to determine the value of the stock option grants were as follows:

	2007	2006
Risk-free interest rate	4.9%	4.1%
Expected term (in years)	6.3 years	6.3 years
Volatility	82%	72%
Expected dividends	None	None

        For all grants, the amount of stock-based compensation expense recognized has been adjusted for estimated forfeitures of awards for which the requisite service is not expected to be provided. Estimated forfeiture rates are developed based on the Company's analysis of historical forfeiture data.

        The Company recognizes the associated compensation expense on a straight-line basis over the vesting periods of the awards, net of estimated forfeitures. The following table presents stock-based compensation expense included in the Company's consolidated statement of operations for the years ended December 31, 2007 and 2006:

	2007	2006
Cost of revenue	$3,475	$139
Research and development	11,512	15,273
Selling, general and administrative	10,083	17,232

Total stock-based compensation expense	$25,070	$32,644

        As of December 31, 2007 and 2006, respectively, the Company had $124,335 and $68,680 of total unrecognized compensation, net of estimated forfeitures that will be recognized over a weighted-average period of 3.3 years and 3.3 years, respectively.

        The reverse stock split that occurred on February 13, 2006 resulted in a modification of all outstanding options as of that date; however, the modification did not result in any incremental stock based compensation.

        In April 2006, in connection with an employee termination, the Company modified an option for the purchase of 381,042 shares of common stock whereby the vesting of 73,750 options were accelerated and the life of the vested options were extended by two years. In 2006, the Company recorded incremental stock based compensation of $11,800 related to this modification.

        During the years ended December 31, 2005 and 2004, the Company issued options to certain nonemployees for the purchase of 46,000 and 43,000 shares of common stock, respectively, at exercise prices of $0.18 per share, in consideration of services performed. These options vest over periods of immediately to 48 months. The Company has estimated the fair value of the nonemployee options issued in 2005 and 2004 at $7,319 and $6,828, respectively using the Black-Scholes option pricing model with the following assumptions: (i) risk-free interest rate of 4.3% and 4.1% (ii) expected life of 10 years (term of awards), (iii) volatility of 100% and (iv) no expected dividends. The options granted to nonemployees are subject to variable accounting over the service periods when the measurement date

Groove Mobile, Inc.

Notes to Financial Statements (Continued)

December 31, 2007 and 2006

6. Redeemable Convertible Preferred Stock and Stockholders' Equity (Deficit) (Continued)

occurs. During the years ended December 31, 2007 and 2006, the Company has recognized $606 and $1,174, respectively of stock-based compensation relating to these options.

Reserved Shares of Common Stock

        The Company has reserved the following number of shares of common stock as of December 31, 2007 for the potential conversion of authorized preferred stock and the exercise of stock options and warrants:

Seed preferred stock	165,000
Series A preferred stock	5,883,548
Series A-1 preferred stock	1,486,734
Series B preferred stock	14,943,217
Common stock options	1,842,047
Common stock warrants	80,000
Preferred stock warrants	1,189,481

25,590,027

7. Income Taxes

        The Company has not recorded a benefit for income taxes related to its operating losses for the year. A valuation allowance is established if it is more likely than not that all or a portion of the deferred tax asset will not be realized. Realization of the future tax benefits is dependent on many factors, including the Company's ability to generate taxable income within the net operating loss carryforward period. Accordingly, a full valuation allowance has been established for the full amount of the deferred tax asset due to the uncertainty of the realization of the deferred tax asset. Significant components of the Company's deferred tax assets and liabilities as of December 31, 2007 and 2006 are as follows:

	2007	2006
Deferred tax assets (liabilities)
Net operating loss carryforwards	$12,472,000	$9,429,000
Research and development tax credits	471,000	155,000
Capitalized research and development costs	13,000	53,000
Deferred revenue	289,000	226,000
Accruals and reserves	80,000	130,000
Property and equipment	157,000	6,000
Other	9,000	(2,000)

	13,491,000	9,997,000
Valuation allowance	(13,491,000)	(9,997,000)

Net deferred tax asset	$—	$—

        At December 31, 2007 and 2006, the Company has federal and state net operating loss carryforwards of approximately $31,178,000 and $29,845,000, respectively, available to reduce future

Groove Mobile, Inc.

Notes to Financial Statements (Continued)

December 31, 2007 and 2006

7. Income Taxes (Continued)

taxable income, which expire at various dates through 2027 for federal and 2012 for state. The Company also has federal and state research and development tax credit carryforwards of approximately $340,000 and $199,000, respectively, available to reduce future tax liabilities which expire at various dates through 2027 and unlimited, respectively. The valuation allowance increased by $3,494,000 and $3,840,000 during the years ended December 31, 2007 and 2006, respectively, primarily due to the increase in the Company's operating loss.

        Under the provisions of the Internal Revenue Code, certain substantial changes in the Company's ownership, including a sale of the Company or significant changes in ownership due to sales of equity, may have limited, or may limit in the future, the amount of net operating loss carryforwards which could be used annually to offset future taxable income. The amount of any annual limitation is determined based upon the Company's value prior to an ownership change.

8. Related Party Transactions

        As of December 31, 2005, the Company had a convertible note payable with warrants to a customer (Note 4) that had an outstanding balance, including accrued interest, of $500,438. In February 2006, the note was converted to Series B preferred stock. During 2007 and 2006, the Company recognized revenue of $3,855,213 and $1,317,412, respectively, and had deferred revenue of $433,333 and $195,234, respectively, relating to this customer. Additionally, this customer holds a warrant for the purchase of up to 80,000 shares of common stock (Note 5).

        During 2006, the Company carried a note receivable from an officer for $41,779. In August 2006, the officer was terminated and the Company wrote off the note receivable of $41,779 (Note 6).

9. Commitments

Operating Leases

        The Company leases its office facility under a noncancelable lease which expires in June 2009. The lease agreement provides for escalating payments over the life of the lease. The Company records rent expense on the straight-line basis, and therefore, as of December 31, 2007 and 2006, respectively, the Company has a deferred lease obligation in the amount of $8,593 and $4,071. Rent expense was $304,008 and $247,715 for the years ended December 31, 2007 and 2006, respectively.

        Future minimum payments payable under this lease agreement are as follows as of December 31, 2007:

Years Ending December 31,
2008	$349,090
2009	170,370

Total minimum lease payments	$519,460

Capital Lease

        During 2006, the Company entered into a capital lease agreement for the purchase of equipment with an original fair value of $31,318. Borrowings are payable in 36 equal monthly payments of

Groove Mobile, Inc.

Notes to Financial Statements (Continued)

December 31, 2007 and 2006

9. Commitments (Continued)

principal, plus interest at 7%. In 2007, the Company entered into additional capital lease agreements for the purchase of equipment with an original fair value of $644,861. Borrowings are payable in 28-30 equal monthly payments of principal, plus interest of 8.5%-13%.

        Future minimum payments payable under for capital leases are as follows as of December 31, 2007:

Years Ending December 31,
2008	$318,742
2009	247,798
2010	20,209

Total minimum lease payments	586,749
Less amounts representing interest	(63,537)

Present value of minimum payments	$523,212

10. Employee Benefit Plan

        Effective January 1, 2004, the Company established a defined-contribution savings plan under Section 401(k) of the Internal Revenue Code. This plan covers substantially all employees who meet minimum age and service requirements and allows participants to defer a portion of their annual compensation on a pre-tax basis, subject to legal limitations. Company contributions to the plan may be made at the discretion of the Board of Directors. There were no contributions made to the plan by the Company through December 31, 2007.

11. Subsequent Events

        On February 13, 2008, the Company signed a note purchase agreement with certain stockholders to issue convertible promissory notes for an amount up to $2,100,000, of which $500,000 was initially issued. The notes accrued interest at 8% and are convertible into shares of Series B Preferred Stock, as defined. The notes were paid in full on March 17, 2008.

        On March 16, 2008, LiveWire Mobile, Inc. ("LiveWire Mobile"), a Delaware Corporation, and a wholly-owned subsidiary of NMS Communications Corporation, and Quarry Acquisition Corp. ("Quarry"), a Delaware corporation and wholly-owned subsidiary of LiveWire Mobile, entered into an Agreement and Plan of Merger (the "Merger Agreement") with the Company, and Charles River Ventures, LLC, as security holders' representative. Pursuant to the Merger Agreement, Quarry was merged with and into the Company on March 17, 2008. After giving effect to the Merger, LiveWire Mobile was the sole stockholder of the Company. At the effective time of the Merger, all outstanding shares of capital stock of the Company were converted into the right to receive cash consideration of $14,500,000 (the "Merger Consideration"). The Merger Agreement also required $1,150,000 of the Merger Consideration to be held in an escrow account to settle certain claims for indemnification for breaches of or inaccuracies in the Company's representations and warranties, covenants and agreements.

 NMS Communications Corporation
Unaudited Pro Forma Condensed Consolidated Financial Statements

        Effective March 17, 2008, NMS Communications Corporation's ("NMS") wholly-owned subsidiary, Live Wire Mobile, Inc. ("Live Wire Mobile") acquired Groove Mobile, Inc. ("Groove Mobile"), a Delaware corporation whose operations are based in Bedford, Massachusetts, for a total purchase price of $15.8 million, including total transaction costs and facility exit costs of approximately $1.3 million.

        The purchase price allocation is preliminary because final analyses of the transaction costs, facility exit costs, intangible assets, deferred revenue and deferred tax assets and income tax liabilities are not yet complete. A final determination of required purchase accounting adjustments will be made upon the receipt of information required to complete NMS's analyses, which is expected to occur during the three-month period ending June 30, 2008. Adjustments to the purchase price allocation are not expected to be material.

        The unaudited condensed consolidated pro forma balance sheet as of December 31, 2007 is based on the individual balance sheets of NMS and Groove Mobile as of December 31, 2007 and is prepared as if the acquisition of Groove Mobile had occurred on December 31, 2007. The unaudited condensed consolidated pro forma statement of operations for the year ended December 31, 2007 is based on NMS's results of operations for its year ended December 31, 2007 combined with Groove Mobile's results of operations for its year ended December 31, 2007 and is prepared as if the acquisition of Groove Mobile had occurred on January 1, 2007.

        The unaudited pro forma adjustments are based upon available information and assumptions that NMS believes are reasonable. The unaudited pro forma combined condensed financial statements and related notes thereto should be read in conjunction with NMS's historical consolidated financial statements included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2007, filed with the Securities and Exchange Commission ("SEC") on April 1, 2008. In addition, this unaudited condensed consolidated pro forma information should be read in conjunction with the historical consolidated financial statements of Groove Mobile included within this Amendment No. 1 to Current Report on Form 8-K.

        These unaudited condensed consolidated pro forma financial statements are prepared for informational purposes only in accordance with Article 11 of Regulation S-X and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of Groove Mobile been consummated (i) as of January 1, 2007 for the unaudited combined condensed pro forma statements of operations and (ii) as of December 31, 2007 for the unaudited combined condensed pro forma balance sheet. The unaudited pro forma financial statements do not give effect to any cost savings or incremental costs that may result from the integration of NMS and Groove Mobile.

NMS Communications Corporation

Unaudited Pro Forma

Condensed Consolidated Balance Sheets

December 31, 2007

(In thousands)

	Historical
	NMS Communications Corporation	Groove Mobile, Inc.	Pro Forma Adjustments		Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$20,179	$531	$(15,790	)(A)	$4,920
Marketable securities	9,993	—	—		9,993
Accounts receivable, net	13,762	1,221	—		14,983
Inventories	2,720	—	—		2,720
Prepaid expenses and other current assets	3,414	228	(17	)(D)	3,625

Total current assets	50,068	1,980	(15,807)		36,241
Property and equipment, net	5,096	863	—		5,959
Goodwill	5,427	—	4,900	(B)	10,327
Other intangible assets, net	4,185	—	10,440	(C)	14,625
Other assets, net	2,964	156	(34	)(D)	3,086

Total assets	$67,740	$2,999	$(501)		$70,238

LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$6,846	$939	$—		$7,785
Accrued expenses and other current liabilities	7,557	656	(9	)(J)	8,204
Accrued restructuring	938	—	468	(G)	1,406
Current portion of capital lease obligations	—	272	—		272
Current portion of loan payable	—	1,000	(1,000	)(D)	—
Deferred revenue	3,414	619	(230	)(I)	3,803

Total current liabilities	18,755	3,486	(771)		21,470
Accrued restructuring	1,811	—	—		1,811
Accrued warranty	171	—	—		171
Deferred revenue	—	144	(144	)(I)	—
Loan payable, net of discount	—	4,731	(4,731	)(D)	—
Redeemable convertible preferred stock warrant liability	—	745	(745	)(F)	—
Capital lease obligations	—	251	—		251

Total liabilities	20,737	9,357	(6,391)		23,703

Commitments and contingencies
Redeemable convertible preferred stock	—	26,471	(26,471	)(H)	—
Stockholders' equity (deficit)	47,003	(32,829)	32,361	(G)(H)	46,535

Total liabilities, redeemable convertible preferred stock and stockholders' equity (deficit)	$67,740	$2,999	$(501)		$70,238

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

NMS Communications Corporation

Unaudited Pro Forma

Condensed Consolidated Statements of Operations

Year Ended December 31, 2007

(In thousands, except per share data)

	Historical
	NMS Communications Corporation	Groove Mobile, Inc.	Pro Forma Adjustments		Pro Forma Combined
Revenues	$82,452	$7,326	$—		$89,778
Cost of revenues	31,445	4,332	2,679	(C)	38,456

Gross profit	51,007	2,994	(2,679)		51,322
Operating expenses:
Selling, general and administrative	41,620	6,058	420	(C)	48,098
Research and development	18,200	4,569	—		22,769

Total operating expenses	59,820	10,627	420		70,867

Operating loss	(8,813)	(7,633)	(3,099)		(19,545)
Other income (expense), net
Interest income	1,213	54	—		1,267
Interest expense	—	(433)	401	(E)	(32)
Other	(669)	44	—		(625)

Other income (expense), net	544	(335)	401		610

Loss from continuing operations before income taxes	(8,269)	(7,968)	(2,698)		(18,935)
Provision for income taxes	306	—	—		306

Net loss from continuing operations	$(8,575)	$(7,968)	$(2,698)		$(19,241)

Net loss from continuing operations per common share—basic and diluted	$(0.20)				$(0.44)
Shares used in net loss from continuing operations per common share—basic and diluted	43,953				43,953

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

NMS COMMUNICATIONS CORPORATION

GROOVE MOBILE, INC.

Notes to Unaudited Pro Forma Combined Condensed Financial Statements

1—Basis of Pro Forma Presentation

        The unaudited pro forma condensed consolidated balance sheet as of December 31, 2007 and the unaudited pro forma consolidated condensed statement of operations for the year ended December 31, 2007 are based on the historical financial statements of NMS and Groove Mobile for the year ended December 31, 2007. No pro forma adjustments were necessary in order to conform Groove Mobile's accounting policies to NMS's accounting policies.

        The unaudited pro forma condensed consolidated balance sheet as of December 31, 2007 is presented as if the acquisition had occurred on December 31, 2007. The unaudited pro forma condensed consolidated statements of operations of NMS and Groove Mobile for the year ended December 31, 2007 is presented as if the acquisition had taken place on January 1, 2007. The preliminary allocation of the purchase price used in the unaudited pro forma combined condensed financial statements is based upon a preliminary valuation of certain assets and liabilities acquired. NMS's estimates and assumptions in determining the estimated fair values of certain assets and liabilities are subject to change upon the finalization of the valuation. The primary areas of the purchase price allocation that are not yet finalized relate to determining the fair values of leases, identifiable intangible assets, deferred support revenues, deferred taxes and restructuring costs, as well as the amount of resulting goodwill.

        The unaudited pro forma condensed consolidated financial statements are not intended to represent or be indicative of the consolidated results of operations or financial position of NMS that would have been reported had the acquisition been completed as of the dates presented, and should not be taken as representative of the future consolidated results of operations or financial position of NMS. The unaudited pro forma financial statements do not reflect any cost savings or incremental costs that may result from the integration of NMS and Groove Mobile. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements and accompanying notes of NMS included in its Annual Report on Form 10-K filed with the SEC.

2—Groove Mobile Acquisition

        Effective March 17, 2008, NMS's wholly-owned subsidiary, Live Wire Mobile acquired Groove Mobile, a Delaware corporation whose operations are based in Bedford, Massachusetts, for a total purchase price of $15.8 million, including total transaction costs and facility exit costs of approximately $1.3 million.

        In connection with the acquisition, NMS created an exit plan to vacate the Groove Mobile corporate headquarters and relocate employees to the LiveWire Mobile corporate headquarters. The Company recorded a facility exit cost of $0.3 million, which represents the estimated remaining net facility related costs during the lease term. NMS has not yet finalized its integration plans related to Groove Mobile.

        The acquisition was accounted for as a purchase business combination. NMS has preliminarily allocated the purchase price based upon the fair values of the assets acquired and liabilities assumed on March 17, 2008. The allocation of the purchase price is preliminary because final analyses of the transaction costs, facility exit costs, intangible assets, deferred revenue and deferred tax assets and income tax liabilities are not yet complete.

NMS COMMUNICATIONS CORPORATION

GROOVE MOBILE, INC.

Notes to Unaudited Pro Forma Combined Condensed Financial Statements (Continued)

2—Groove Mobile Acquisition (Continued)

        A summary of the preliminary purchase price at December 31, 2007 is as follows:

Amount
(In thousands)
Cash paid	$14,500
Transaction costs	979
Facility exit costs	311

Total purchase price	$15,790

        The following table presents the allocation of the purchase price and the lives of the acquired intangible assets. The acquired intangible assets are expected to be amortized over their estimated useful lives using the straight-line method.

	Amount	Estimated Life
	(In thousands)	(In years)
Cash and cash equivalents	531
Accounts receivable	1,221
Prepaid expenses and other assets	333
Property and equipment, net	863
Core technology	7,500	2.8
Customer relationships	2,940	7.0
Goodwill	4,900

Total assets acquired	$18,288

Total liabilities assumed	2,498

Total net assets acquired	$15,790

3—Pro Forma Adjustments

        The following pro forma adjustments are included in the unaudited pro forma condensed consolidated balance sheet and statement of operations:

  (A)
  To reflect cash paid in connection with the acquisition of Groove Mobile at December 31, 2007:

(In thousands)
Cash paid for Groove Mobile	$14,500
Transaction costs	979
Exit facility costs	311

Total preliminary purchase price	$15,790

NMS COMMUNICATIONS CORPORATION

GROOVE MOBILE, INC.

Notes to Unaudited Pro Forma Combined Condensed Financial Statements (Continued)

3—Pro Forma Adjustments (Continued)

  (B)
  To record the preliminary fair value of goodwill:

(In thousands)
Goodwill	$4,900
  (C)
  To record the preliminary fair value of intangible assets acquired. NMS expects to amortize the acquired identifiable intangible assets using the straight-line method over the estimated useful lives indicated below:

	Preliminary Fair Value	Annual Amortization	Estimated Useful Life
	(In thousands)		(In years)
Core technology	$7,500	$2,679	2.8 yrs.
Customer relationships	2,940	420	7.0 yrs.

Total identifiable intangible assets	$10,440

Post-acquisition amortization		$3,099

Amortization adjustment recorded to cost of revenues		$2,679
Amortization adjustment recorded to selling, general and administrative		$420
  (D)
  To record the elimination of the loan payable not assumed by NMS at acquisition and eliminate related deferred financing costs:

(In thousands)	Face Value	Discount	Amortized Value
Current portion of loan payable	$1,000	$—	$1,000
Loan payable, net of discount	5,000	(269)	4,731

Total	$6,000	$(269)	$5,731

(In thousands)
Current portion of deferred financing costs	$17
Deferred financing costs	34

Total	$51

NMS COMMUNICATIONS CORPORATION

GROOVE MOBILE, INC.

Notes to Unaudited Pro Forma Combined Condensed Financial Statements (Continued)

3—Pro Forma Adjustments (Continued)

  (E)
  To record the elimination of Groove Mobile's historical interest expense and deferred financing fees amortization (see Note D):

(In thousands)
Interest expense associated with loan payable	$307
Interest expense associated with redeemable convertible preferred stock warrant liability	87
Deferred financing fees amortization	7

Total	$401

  (F)
  To eliminate Groove Mobile's redeemable convertible preferred stock warrant liability which was $745,000 upon consummation of the acquisition:

(In thousands)	Historical Value	Fair Value Adjustment	Pro Forma Fair Value
Redeemable convertible preferred stock warrant liability	$745	(745)	$—

  (G)
  To reflect Groove Mobile's reduction-in-force directly attributable to the acquisition:

(In thousands)
Accrued restructuring	$468
  (H)
  To record the elimination of Groove Mobile's historical redeemable convertible preferred stock and stockholders' deficit:

(In thousands)
To eliminate Groove Mobile's historical redeemable convertible preferred stock	$26,471
To eliminate Groove Mobile's historical stockholders' deficit	$(32,361)
  (I)
  To record the fair value adjustment of deferred revenue acquired:

(In thousands)	Historical value	Fair Value Adjustment	Proforma Fair Value
Deferred revenue, current portion	$619	$(230)	$389
Deferred revenue, long term portion	144	(144)	—

	$763	$(374)	$389

  (J)
  To record the fair value adjustment of deferred rent acquired:

(In thousands)	Historical value	Fair Value Adjustment	Proforma Fair Value
Deferred rent	$9	(9)	$—

NMS COMMUNICATIONS CORPORATION

GROOVE MOBILE, INC.

Notes to Unaudited Pro Forma Combined Condensed Financial Statements (Continued)

4—Earnings per share

        Pro forma basic earnings per share is computed using the weighted average number of common shares outstanding during the applicable period. Pro forma diluted earnings per share is computed using the weighted-average number of common shares outstanding during the applicable period, plus the dilutive effect of stock-based equity awards. As NMS paid cash for the Groove Mobile outstanding stock. Additionally, no NMS stock or stock-based awards were issued at the time of the acquisition. As such, the pro forma weighted-average number of common shares and the diluted weighted-average shares outstanding are the same as NMS's historical amounts.

 CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (File Nos. 333-11011, 333-40021, 333-41489, 333-95431, 333-33938, 333-43196, 333-44128, 333-58916 and 333-133188) and Form S-8 (File Nos. 333-09135, 333-57141, 333-40940, 333-65084, 333-106280, 333-125961, 333-133185, and 333-134781) of NMS Communications Corporation of our report dated May 30, 2008 relating to the financial statements of Groove Mobile, Inc., which appears in this Current Report on Form 8-K/A.

/s/: PricewaterhouseCoopers LLP

Boston, Massachusetts
May 30, 2008

MR. A. SAMPLE
DESIGNATION (IF ANY)
ADD 1	Electronic Voting Instructions
ADD 2
ADD 3	You can vote by Internet or telephone!
ADD 4	Available 24 hours a day, 7 days a week!
ADD 5
ADD 6	Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 2:00 a.m., Eastern Time, on November 19, 2008.
Vote by Internet
• log on to the Internet and go to www.investorvote.com/nmss
• Follow the steps outlined on the secured website.
Vote by telephone
• Call toll-free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Special Meeting Proxy Card	123456	C0123456789	12345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A. Our board of directors recommends a vote FOR the following proposals.

	For	Against	Abstain

1. To adopt and approve the sale of substantially all of our assets under Delaware law through the sale of our NMS Communications Platforms business to Dialogic Corporation pursuant to the Asset Purchase Agreement, dated as of September 12, 2008, by and between the Company and Dialogic Corporation.	☐	☐	☐
2. To approve an amendment to the Company's Fourth Amended and Restated Certificate of Incorporation to change the Company's name to LiveWire Mobile, Inc. upon the closing of the Asset Sale.	☐	☐	☐

3. To approve an amendment to the Company's Fourth Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company's outstanding common stock, par value per share $0.01.	☐	☐	☐

4. To adjourn the Special Meeting, if necessary, to facilitate the adoption and approval of the preceding proposals, including to permit the solicitation of additional proxies if there are not sufficient votes at the time of the Special Meeting to establish a quorum or to adopt or approve the preceding proposals.	☐	☐	☐

UNLESS YOU INDICATE TO THE CONTRARY, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

B. Non-Voting Items

Change of Address—Please print new address below:	Comments—Please print your comments below.

C. Authorized Signatures—This section must be completed for your vote to be counted.—Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy)—Please print date below.	Signature 1—Please keep signature within the box.	Signature 2—Please keep signature within the box.

Dear Stockholder:

Please mark the boxes on the proxy card to indicate how your shares should be voted, then sign and date the card and return it in the enclosed postage paid envelope.

Sincerely,

NMS COMMUNICATIONS CORPORATION

VALIDATION DETAILS ARE LOCATED ON THE FRONT OF THIS FORM IN THE COLORED BAR.

If you vote by telephone or the internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 2:00 a.m., Eastern Time, on November 19, 2008.

THANK YOU FOR VOTING

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy—NMS Communications Corporation

PROXY SOLICITED BY OUR BOARD OF DIRECTORS FOR
SPECIAL MEETING ON NOVEMBER 19, 2008

The undersigned stockholder of NMS Communications Corporation hereby acknowledges receipt of the Notice of Special Meeting and related Proxy Statement and appoints Robert P. Schechter, Herbert Shumway and Dianne L. Callan, or any one or more of them, attorneys and proxies for the undersigned with power of substitution in each to act for and to vote, as designated on the reverse side, with the same force and effect as the undersigned, all shares of NMS Communications Corporation common stock standing in the name of the undersigned at the Special Meeting of Stockholders of NMS Communications Corporation to be held at the offices of Goodwin Procter LLP, 53 State Street, Exchange Place, Boston, Massachusetts on November 19, 2008 at 9:00 a.m., local time and any adjournments thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ASSET SALE, "FOR" THE NAME CHANGE CHARTER AMENDMENT, "FOR" THE REVERSE SPLIT CHARTER AMENDMENT AND "FOR" ALL OTHER PROPOSALS. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDERS' BEST JUDGMENT AS TO ANY OTHER MATTER. SEE REVERSE SIDE.

UNLESS YOU INDICATE TO THE CONTRARY, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

If you wish to vote in accordance with our board of directors' recommendations, just sign on the reverse side. You need not mark any boxes.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 4.

(Items to be voted appear on reverse side.)

QuickLinks

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
SUMMARY TERM SHEET
THE ASSET SALE (Item 1 of Notice)
MATERIAL U.S. FEDERAL, STATE AND FOREIGN INCOME TAX CONSEQUENCES
REGULATORY MATTERS
ASSET PURCHASE AGREEMENT
SECURITIES OWNERSHIP OF BENEFICIAL OWNERS, DIRECTORS & MANAGEMENT
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS OF NMS COMMUNICATIONS CORPORATION
NMS COMMUNICATIONS CORPORATION UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET JUNE 30, 2008
NMS COMMUNICATIONS CORPORATION UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2008
NMS COMMUNICATIONS CORPORATION UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2007
NMS COMMUNICATIONS CORPORATION UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2007
NMS COMMUNICATIONS CORPORATION UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2006
NMS COMMUNICATIONS CORPORATION UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2005
BASIS OF PRO FORMA PRESENTATION
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS OF NMS COMMUNICATIONS CORPORATION
UNAUDITED FINANCIAL STATEMENTS OF NMS COMMUNICATIONS PLATFORMS BUSINESS OF NMS COMMUNICATIONS CORPORATION
NMS Communications Platforms Business of NMS Communications Corporation Consolidated Balance Sheets
NMS Communications Platforms Business of NMS Communications Corporation Consolidated Statements of Operations
NMS Communications Platforms Business of NMS Communications Corporation Statements of Changes in Net Business Equity
NMS Communications Platforms Business of NMS Communications Corporation Consolidated Statements of Cash Flows
Notes to the Unaudited Financial Statements of NMS Communications Platforms Business
THE NAME CHANGE CHARTER AMENDMENT (Item 2 of Notice)
THE REVERSE SPLIT CHARTER AMENDMENT (Item 3 of Notice)
ADJOURNMENT OF THE MEETING (Item 4 of Notice)
STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING
HOUSEHOLDING OF PROXY MATERIALS
OTHER MATTERS
EXPENSES AND SOLICITATION
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION
WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION
  Annex A
ASSET PURCHASE AGREEMENT
DIALOGIC CORPORATION
NMS COMMUNICATIONS CORPORATION

ASSET PURCHASE AGREEMENT
ARTICLE I—DEFINITIONS
ARTICLE II—PURCHASE AND SALE
ARTICLE III—REPRESENTATIONS AND WARRANTIES OF BUYER
ARTICLE IV—REPRESENTATIONS AND WARRANTIES OF SELLER
ARTICLE V—COVENANTS RELATING TO CONDUCT OF BUSINESS
ARTICLE VI—ADDITIONAL AGREEMENTS
ARTICLE VII—CONDITIONS PRECEDENT
ARTICLE VIII—TERMINATION, AMENDMENT AND WAIVER
ARTICLE IX—INDEMNIFICATION
ARTICLE X—MISCELLANEOUS
  Annex B
  Annex C
NMS COMMUNICATIONS CORPORATION ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007 TABLE OF CONTENTS
PART I
  ITEM 1. BUSINESS
  ITEM 1A. RISK FACTORS
  ITEM 1B. UNRESOLVED STAFF COMMENTS
  ITEM 2. PROPERTIES
  ITEM 3. LEGAL PROCEEDINGS
  ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS
PART II
  ITEM 5. MARKET FOR REGISTRANT'S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES
  ITEM 6. SELECTED FINANCIAL DATA
  ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.
  ITEM 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK
Financial Statements and Supplementary Data
Report of Independent Registered Public Accounting Firm
NMS Communications Corporation Consolidated Balance Sheets
NMS Communications Corporation Consolidated Statements of Operations
NMS Communications Corporation Consolidated Statements of Cash Flows
Notes to Consolidated Financial Statements
VALUATION AND QUALIFYING ACCOUNTS
  ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.
  ITEM 9A. CONTROLS AND PROCEDURES
  ITEM 9B. OTHER INFORMATION
PART III
  ITEM 10. DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
  ITEM 11. EXECUTIVE COMPENSATION
  ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
  ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE
  ITEM 14. PRINCIPAL ACCOUNTING FEES AND SERVICES
PART IV
  ITEM 15. EXHIBITS, FINANCIAL STATEMENT SCHEDULES
SIGNATURES
  Exhibit 21.1
  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
  Exhibit 31.1
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO RULE 13A-14 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
  Exhibit 31.2
CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO RULE 13A-14 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
  Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
  Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
  Annex D

  PART I—FINANCIAL INFORMATION
  Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations
  Item 3. Quantitative and Qualitative Disclosures About Market Risk
  Item 4. Controls and Procedures
  PART II—OTHER INFORMATION
  Item 1. Legal Proceedings
  Item 1A. Risk Factors
  Item 2. Unregistered Sales of Equity Securities and Use of Proceeds
  Item 3. Defaults Upon Senior Securities
  Item 4. Submission of Matters to a Vote of Security Holders
  Item 5. Other Information
  Item 6. Exhibits
SIGNATURES
  Exhibit 31.1
  Exhibit 31.2
  Exhibit 32.1
  Exhibit 32.2
  Annex E
Groove Mobile, Inc. Consolidated Financial Statements December 31, 2007 and 2006
Groove Mobile, Inc. Index December 31, 2007 and 2006
Report of Independent Auditors
Groove Mobile, Inc. Balance Sheets December 31, 2007 and 2006
Groove Mobile, Inc. Statements of Operations Years Ended December 31, 2007 and 2006
Groove Mobile, Inc. Statements of Cash Flows Years Ended December 31, 2007 and 2006
Groove Mobile, Inc. Notes to Financial Statements December 31, 2007 and 2006
NMS Communications Corporation Unaudited Pro Forma Condensed Consolidated Financial Statements
NMS Communications Corporation Unaudited Pro Forma Condensed Consolidated Balance Sheets December 31, 2007 (In thousands)
NMS Communications Corporation Unaudited Pro Forma Condensed Consolidated Statements of Operations Year Ended December 31, 2007 (In thousands, except per share data)
NMS COMMUNICATIONS CORPORATION GROOVE MOBILE, INC. Notes to Unaudited Pro Forma Combined Condensed Financial Statements
CONSENT OF INDEPENDENT ACCOUNTANTS